GMO Asia Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO Asia Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asia Fund at February 28, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from February 18, 1998 (commencement of operations) to February 28, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 20, 1998

GMO Asia Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


   Shares        Description                                           Value ($)
------------------------------------------------------------------------------------
                 STOCK AND EQUIVALENTS - 64.7%
                 China - 5.2%
       898,000   First Tractor Co *                                         516,125
       415,250   Guangdong Kelon Elec Holding Class H                       463,922
     1,097,000   Qingling Motor Co Ltd Class H                              439,225
       157,000   Shanghai Industrial Holdings                               685,386
                                                                       -------------
                                                                          2,104,658
                                                                       -------------

                 Indonesia - 4.2%
       791,000   Astra Agro Lestari *                                       308,356
       172,000   International Nickel                                       194,350
       609,000   PT Daya Guna Samudera                                      423,203
       889,500   Tambang Timah Persero (Foreign Registered)                 758,839
                                                                       -------------
                                                                          1,684,748
                                                                       -------------
                 Korea - 11.3%
         8,610   Dae Duck Electronics                                       680,153
        35,000   Hyundai Heavy Industries                                   955,909
       123,940   LG Electronics Preferred (Non Voting)                      569,228
         3,700   Medison Co Ltd *                                           240,171
         9,250   Pohang Iron & Steel                                        554,558
        38,500   Saehan Percision                                           610,625
        56,160   Samsung Display Devices Preferred                          914,792
                                                                       -------------
                                                                          4,525,436
                                                                       -------------
                 Malaysia - 5.4%
       231,000   Golden Hope Plantations Berhad                             308,000
       305,000   Kumpulan Guthrie Berhad                                    215,782
       232,000   Malaysian International Ship (Alien Market)                429,279
        62,000   Rothmans of Pall Mall Berhad                               552,517
       214,000   Sime Darby Berhad                                          279,510
       533,000   Tan Chong Motor Holdings Berhad                            378,539
                                                                       -------------
                                                                          2,163,627
                                                                       -------------
                 Phillippines - 10.1%
     7,812,000   Aboitiz Equity Ventures Inc *                              434,653
     2,261,000   Cosmos Bottling Corp                                       300,333
     7,181,000   Digital Telecommunications *                               413,942
     7,185,700   DMCI Holdings Inc *                                        435,824
       718,000   Ionics Circuits Inc *                                      395,890
        85,000   Manila Electric Class B                                    253,509
       821,800   Music Corp *                                               319,246
        46,750   Philippine Long Distance Telephone                       1,259,555
     6,322,000   Solid Group Inc                                            244,007
                                                                       -------------
                                                                          4,056,959
                                                                       -------------
                 Singapore - 12.7%
        16,750   Creative Technology Ltd *                                  398,859
        81,000   Development Bank of Singapore (Foreign Registered)         634,608

              See accompanying notes to the financial statements.              1

GMO Asia Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


   Shares        Description                                                      Value ($)
--------------------------------------------------------------------------------------------------
                 Singapore - continued
        69,000   Natsteel Electronics *                                                   124,294
       482,000   Natsteel Ltd                                                             666,058
       103,000   Overseas Chinese Banking (Foreign Registered)                            613,171
       165,000   Overseas Union Bank Ltd (Foreign Registered)                             620,915
       113,000   Singapore Airlines Ltd (Foreign Registered)                              836,521
        56,000   Singapore Press Holdings (Foreign Registered)                            801,481
       105,000   Venture Manufacturing                                                    401,604
                                                                                  ----------------
                                                                                        5,097,511
                                                                                  ----------------
                 Thailand - 15.8%
        12,000   Advanced Info Service Public Co Ltd                                       91,323
       144,700   Advanced Info Service Public Co Ltd (Foreign Registered)               1,101,197
        81,600   BEC World Public Co Ltd                                                  477,104
        73,900   BEC World Public Co Ltd (Foreign Registered)                             432,084
       635,000   Cogeneration Public Co (Foreign Registered)                              662,993
        77,300   Delta Electronics Public Co Ltd (Foreign Registered)                   1,276,974
        90,700   Electricity Generating Public Co Ltd (Foreign Registered)                237,798
       435,000   International Broadcasting Plc *                                         363,038
       100,300   KCE Electronics Plc (Foreign Registered)                                 744,687
       450,087   Land & House Public Co Ltd (Foreign Registered)                          279,346
       104,876   Shinawatra Computer Public Co Ltd (Foreign Registered)                   676,462
                                                                                  ----------------
                                                                                        6,343,006
                                                                                  ----------------

                 TOTAL STOCK AND EQUIVALENTS (Cost $25,563,408)                        25,975,945
                                                                                  ----------------

     Par Value   SHORT-TERM INVESTMENTS - 44.6%
                 Cash Equivalents - 44.6%
 $  17,900,000   First National Bank of Chicago Time Deposit, 5.60%, due 3/2/98        17,900,000
                                                                                  ----------------


                 TOTAL SHORT-TERM INVESTMENTS (Cost $17,900,000)                       17,900,000
                                                                                  ----------------

                 TOTAL INVESTMENTS - 109.3%
                 (Cost $43,463,408)                                                    43,875,945

                 Other Assets and Liabilities (net) -  -9.3%                           (3,715,060)
                                                                                  ----------------

                 TOTAL NET ASSETS - 100.0%                                       $     40,160,885
                                                                                  ================


                 Notes to the Schedule of Investments:

                 * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.

2             See accompanying notes to the financial statements.

GMO Asia Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998
--------------------------------------------------------------------------------

                 At February 28, 1998, industry sector diversification of the Fund's equity investments was as follows:


                 Industry Sector (Unaudited)


                 Electronic Equipment                               22.2 %
                 Telecommunications                                 14.0
                 Communications                                     11.0
                 Metals and Mining                                   7.6
                 Banking                                             7.2
                 Food and Beverage                                   5.9
                 Machinery                                           5.7
                 Transportation                                      4.9
                 Utilities                                           4.4
                 Automotive                                          3.2
                 Construction                                        2.8
                 Consumer Goods                                      2.6
                 Financial Services                                  2.6
                 Real Estate                                         1.2
                 Miscellaneous                                       4.7
                                                                ---------
                                                                   100.0 %


              See accompanying notes to the financial statements.              3

GMO Asia Fund
(A Series of GMO Trust)


Statement of Assets and Liabilities - February 28, 1998
---------------------------------------------------------------------------------------------
Assets:
   Investments, at value (cost $43,463,408) (Note 1)                         $     43,875,945
   Foreign currency, at value (cost $493,095) (Note 1)                                514,497
   Cash                                                                                 9,581
   Receivable for investments sold                                                    246,472
   Receivable for Fund shares sold                                                 10,000,000
   Interest receivable                                                                  5,569
   Receivable for expenses waived or borne by Manager (Note 2)                         13,543
                                                                               ---------------
      Total assets                                                                 54,665,607
                                                                               ---------------
Liabilities:
   Payable for investments purchased                                               14,483,094
   Payable to affiliate for (Note 2):
      Management fee                                                                    3,209
      Shareholder service fee                                                             481
   Accrued expenses                                                                    17,938
                                                                               ---------------
      Total liabilities                                                            14,504,722
                                                                               ---------------
Net assets                                                                   $     40,160,885
                                                                               ===============

Net assets consist of:
   Paid-in capital                                                           $     39,654,636
   Accumulated undistributed net investment income                                    110,171
   Accumulated net realized loss                                                      (17,997)
   Net unrealized appreciation                                                        414,075
                                                                               ---------------
                                                                             $     40,160,885
                                                                               ===============
Net assets attributable to Class III Shares                                  $     40,160,885
                                                                               ===============
Shares outstanding - Class III                                                      3,845,283
                                                                               ===============
Net asset value per share - Class III                                        $          10.44
                                                                               ===============


4                See accompanying notes to the financial statements.

GMO Asia Fund
(A Series of GMO Trust)

Statement of Operations -
   Period from February 18, 1998 (commencement of operations) to February 28,
   1998
-------------------------------------------------------------------------------

Investment income:
     Interest                                                                $            17,279
                                                                               ------------------
         Total income                                                                     17,279
                                                                               ------------------

Expenses:
     Management fee (Note 2)                                                               3,209
     Audit fees                                                                           11,997
     Custodian fees                                                                        5,004
     Transfer agent fees                                                                     693
     Legal fees                                                                               90
     Miscellaneous                                                                           153
     Fees waived or borne by Manager (Note 2)                                            (13,543)
                                                                               ------------------
                                                                                           7,603
     Shareholder service fee - Class III (Note 2)                                            481
                                                                               ------------------

         Net expenses                                                                      8,084
                                                                               ------------------

            Net investment income                                                          9,195
                                                                               ------------------
Realized and unrealized gain (loss):
          Net realized gain (loss) on:
            Investments                                                                  (17,999)
            Foreign currency and foreign currency related
              transactions                                                               100,978
                                                                               ------------------
                Net realized gain                                                         82,979
                                                                               ------------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                                                  412,537
            Foreign currency and foreign currency related transactions                     1,538
                                                                               ------------------
                Net unrealized gain                                                      414,075
                                                                               ------------------
         Net realized and unrealized gain                                                497,054
                                                                               ------------------
Net increase in net assets resulting from operations                         $           506,249
                                                                               ==================

                See accompanying notes to the financial statements.            5

GMO Asia Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Period from February 18, 1998
                                                                    (commencement of operations)
                                                                        to February 28, 1998
                                                                   -----------------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                        $                      9,195
     Net realized gain                                                                  82,979
     Change in net unrealized appreciation                                             414,075
                                                                   -----------------------------

     Net increase in net assets resulting from operations                              506,249
                                                                   -----------------------------

Net share transactions - Class III (Note 5)                                         39,654,636
                                                                   -----------------------------

     Total increase in net assets                                                   40,160,885

Net assets:
     Beginning of period                                                                     -
                                                                   -----------------------------

     End of period (including accumulated undistributed
         net investment income of $110,171)                       $                 40,160,885
                                                                   =============================

6             See accompanying notes to the financial statements.

GMO Asia Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                Period from February 18, 1998
                                                                 (commencement of operations)
                                                                   to February 28, 1998
                                                                 ------------------------
Net asset value, beginning of period                            $                 10.00
                                                                 ------------------------
Income (loss) from investment operations:
 Net investment income                                                             0.01(b)
 Net realized and unrealized gain                                                  0.43
                                                                 ------------------------

  Total from investment operations                                                 0.44
                                                                 ------------------------

Net asset value, end of period                                  $                 10.44
                                                                 ========================

Total Return (a)                                                                   4.40%

Ratios/Supplemental Data:

      Net assets, end of period (000's)                         $                40,161
      Net expenses to average daily net assets                                     2.52%*
      Net investment income to average daily net assets                            2.86%*
      Portfolio turnover rate                                                      1.48%
      Average broker commission rate per equity share (c)       $                0.0036
      Fees and expenses voluntarily waived or borne by the
         Manager consisted of the following per share amount:   $                  0.01

*    Annualized

(a) Calculation excludes subscription and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

(b)  Computed using average shares outstanding throughout the period.

(c) The average broker commission rate will vary depending on the markets in which trades are executed.

               See accompanying notes to the financial statements.             7

GMO Asia Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Asia Fund (the "Fund"), which commenced operations on February 18, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks long-term capital appreciation through investment in and exposure to equity and equity-related securities of issuers in countries in Asia.

     The Fund offers four classes of shares: Class I, Class II, Class III, and Class IV. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. At February 28, 1998, Class III was the only active class of shares of the Fund.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Asia Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.



     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Asia Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

                  Accumulated
               Undistributed Net                      Accumulated Net Realized
               Investment Income                            Gain/(Loss)                              Paid-in Capital
  ---------------------------------------    --------------------------------------     --------------------------------------

                 $100,976                                 $(100,976)                                      -

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is 1.20% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the period ended February 28, 1998, the Fund received $475,856 in purchase premiums and no redemption fees. There is no premium for reinvested distributions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO Asia Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of 1.00% of average daily net assets. In addition, the Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares, and .105% for Class IV shares.

     GMO has agreed to waive a portion of its fee until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .81% of average daily net assets.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     For the period ended February 28, 1998, the Fund incurred no Trustees' fees.

3.   Purchase and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1998 aggregated $25,827,963 and $246,556, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:

                                  Gross Unrealized               Gross Unrealized               Net Unrealized
     Aggregate Cost                 Appreciation                   Depreciation                  Appreciation
-------------------------    ----------------------------   ---------------------------   ----------------------------
      $43,463,654                     $696,844                       $284,553                      $412,291

4.   Principal shareholders

     At February 28, 1998, 88% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Asia Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums and redemption fees received by the Fund, were as follows:

                                                                       Period from February 18, 1998
                                                                        (commencement of operations)
                                                                              to February 28, 1998
                                                                  -----------------------------------------
     Class III:                                                        Shares                Amount
                                                                  -----------------    --------------------
     Shares sold                                                     3,845,283       $     39,654,636
     Shares issued to shareholders in reinvestment of
       distributions                                                     -                      -
     Shares repurchased                                                  -                      -
                                                                  -----------------    --------------------
     Net increase                                                    3,845,283       $     39,654,636
                                                                  =================    ====================

GMO Asia Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)
--------------------------------------------------------------------------------
The Fund has elected to defer to March 1, 1998 post-October losses of $17,753.

GMO International Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO International Core Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    STOCK AND EQUIVALENTS - 96.0%
                    Australia - 5.4%
            7,341   Adelaide Brighton Ltd                                 6,251
           75,400   Amalgamated Holdings Ltd                            316,416
          415,000   Amcor Ltd                                         1,812,227
        3,198,875   Australia and New Zealand Banking Group Ltd      22,010,259
           23,500   Australian Gas & Light                              187,310
          546,134   Australian National Industries Ltd                  465,067
        3,873,567   Boral Ltd                                         9,394,368
          385,100   Broken Hill Proprietary Ltd                       3,804,066
        1,131,740   Burns Philp & Co Ltd                                185,039
          241,769   Caltex Australia Ltd                                774,114
          180,350   Capcount Property Trust                             125,321
          301,000   Capital Property Trust                              490,084
          421,800   Capral Aluminum Ltd                                 890,789
           92,500   Coca-Cola Amatil Ltd                                797,148
        3,363,187   Coles Myer Ltd                                   17,458,724
          171,700   Comalco Ltd                                         753,291
          255,687   Commonwealth Bank of Australia                    3,178,909
          528,162   Consolidated Rutile Ltd *                           208,690
          101,149   Cortecs Plc *                                       299,749
           20,500   Coventry Group Ltd                                   82,397
          107,900   CRA Ltd                                           1,417,213
           42,400   CSL Ltd                                             327,556
        4,030,696   CSR Ltd                                          13,372,590
          637,700   Cultus Petroleum *                                1,138,215
          331,600   Email Ltd                                           745,478
           54,082   Energy Resources of Australia Class A               160,269
          418,331   Foodland Associated                               3,149,117
        2,955,972   Fosters Brewing Group Ltd                         6,544,707
           51,090   G E Crane Holdings Ltd                              426,362
            7,600   Gandel Retail Trust                                   6,006
        1,036,428   General Property Trust Units                      2,033,472
        4,060,131   Goodman Fielder Ltd                               7,025,549
          350,107   Hardie (James) Industries Ltd                     1,087,607
          110,300   Incitec Ltd                                         404,414
          223,000   Jupiters Ltd                                        437,526
           92,500   KLZ Ltd                                             126,031
           45,600   Macquarie Bank Ltd                                  428,697
           95,380   Metal Manufactures Ltd                              142,951
        3,433,779   MIM Holdings Ltd                                  1,918,195
          250,588   Mirvac Ltd                                          401,176
           37,694   Mount Leyshon Gold Mines                             38,519
          846,170   National Australia Bank Ltd                      11,702,002
           91,000   National Food Ltd                                   171,103
          418,650   National Mutual Property Trust                      362,211


           See accompanying notes to the financial statements.                 1

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Australia - continued
        5,748,507   News Corp Ltd                                    36,616,193
        1,505,911   Normandy Mining Ltd                               1,497,817
          303,639   North Broken Hill Peko Ltd                          824,934
           97,100   Oil Search Ltd                                      188,526
        1,469,260   Pacific Dunlop Ltd                                2,602,427
          323,100   Pasminco Ltd                                        359,002
        4,973,770   Pioneer International Ltd                        14,400,618
          121,421   PMP Communications Ltd                              253,944
          147,300   Portman Mining Ltd                                  235,818
        1,818,579   Qantas Airways Ltd                                3,109,656
          231,082   QCT Resources Ltd                                   197,883
          147,607   Rothmans Holdings Ltd                               892,949
        1,558,992   Santos Ltd                                        5,995,347
        1,513,239   Schroders Property                                2,742,178
          228,069   Sea World Property Trust                            180,232
           75,300   Seven Network Ltd                                   270,341
          145,640   Simsmetal Ltd                                       828,464
          172,500   Southcorp Holdings Ltd                              639,285
          484,400   Sydney Harbour Casinos Preferred *                  468,596
          111,684   Ticor Ltd *                                          66,955
           18,199   W H Soul Pattison & Co Ltd                          371,942
          243,348   Walker Corp                                         149,203
          117,900   Westfarmers Ltd                                   1,138,929
        1,847,108   Westfield Trust Units                             4,001,529
          692,691   Westpac Banking Corp                              4,803,899
          149,000   Westpac Property Trust                              193,877
          241,500   Woodside Petroleum Ltd                            1,487,278
                                                                   -------------
                                                                    201,325,007
                                                                   -------------
                    Austria - 2.1%
            4,004   Allgemeine Baugesellschaft AG Preferred
                    7.00%                                               119,165
           57,077   Austrian Airlines *                               1,434,949
           81,148   Bank Austria AG Preferred *                       5,325,890
           34,193   Bank Austria AG (Participating Certificate)       2,016,520
          107,516   Bank Austria AG *                                 7,358,769
            2,608   Bau Holdings AG                                     153,602
           31,724   Bau Holdings AG Preferred 2.42% (Non Voting)      1,510,643
           47,397   Brau Union AG                                     2,784,085
           13,732   EA-Generali AG                                    4,497,676
            1,599   EA-Generali AG Preferred 6.00%                      303,064
           26,029   EVN Energie-Versorgung Niederoesterreich AG       3,657,213
            6,937   Interunfall Versicherung AG                       1,062,157
              338   Mayr-Melnhof Karton AG (Bearer)                      19,589
           40,756   OEMV AG                                           4,938,013
           21,231   Oesterreichische Brau Beteiligungs AG             1,243,777
          131,571   Oesterreichische Elektrizitaetswirtschafts AG    13,833,905

2             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Austria - continued
          153,919   Oesterreichische Laenderbank AG                  10,427,463
           39,886   Oesterreichische Laenderbank AG Preferred
                    2.34% (Non Voting)                                2,720,877
          134,470   Radex-Heraklith AG                                5,402,728
            3,029   Strabag Oesterreich AG                              153,013
          269,783   Voest-Alpine Stahl AG                            10,621,694
               39   Wiener Allianz Versicherungs AG                       4,597
                                                                   -------------
                                                                     79,589,389
                                                                   -------------
                    Canada - 3.8%
          115,319   Abitibi Consolidated Inc                          1,644,925
          118,900   Anderson Exploration Ltd *                        1,403,591
           52,000   Avenor Inc                                        1,101,641
           80,900   BC Telecom Inc                                    2,742,806
          317,704   BCE Inc                                          11,273,620
           55,400   Biochem Pharma Inc *                              1,245,687
              600   Bombardier Inc Class A                               13,006
          259,300   Bombardier Inc Class B                            5,575,365
           49,800   Canadian Hotel Inc                                3,093,363
          181,500   Canadian Tire Corp Ltd Class A                    4,342,532
           70,000   Canfor Corp                                         501,704
          167,511   Cominco Ltd                                       2,824,905
           70,200   Cott Corp                                           601,792
          505,200   Dofasco Inc                                       8,856,930
          411,118   Domtar Inc                                        3,134,336
          132,500   Donohue Inc Class A                               2,662,755
           75,400   Edperbrascan Corp Class A Ltd (Voting Shares)     1,425,191
            1,500   Extendicare (Voting Shares) *                        16,759
          184,707   Fletcher Challenge Ltd Class A                    2,465,961
          263,002   Gulf Canada Resources Ltd *                       1,543,103
           58,700   Hollinger Inc                                       598,075
           72,510   Hudsons Bay Co                                    1,401,135
          184,500   Imasco Ltd                                        7,020,114
           82,707   Imperial Oil Ltd                                  4,878,792
          171,100   Inco Ltd                                          2,975,600
          234,000   Inmet Mining Ltd *                                  830,341
          105,235   Laidlaw Inc                                       1,534,361
          424,319   Macmillan Bloedel Ltd                             5,351,879
           32,200   Magna International Class A                       1,940,168
           59,100   MDS Inc Class B                                   1,287,356
          417,000   Methanex Corp *                                   3,398,939
           90,500   Molson Co Ltd Class A                             1,624,758
          162,400   Moore Corporation Ltd                             2,533,310
          111,700   Newbridge Networks Corp *                         2,617,570
          231,004   Norcen Energy Resource                            3,205,796
          504,100   Nova Corp of Alberta                              5,561,164
          117,100   Nova Scotia Power Inc                             1,563,363

              See accompanying notes to the financial statements.              3

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Canada - continued
           25,500   Potash Corp of Saskatchewan                       2,280,065
          124,300   Provigo Inc *                                       816,643
           58,200   Quebecor Inc Class B                              1,128,707
           49,500   Ranger Oil Ltd                                      318,255
           87,800   Rogers Cantel Mobile Communications
                    Class B *                                           817,447
          140,400   Seagram Ltd                                       5,327,337
           47,300   Suncor Energy Inc                                 1,736,588
          113,906   Teck Corp Class B                                 1,636,776
          151,700   Telus Corp                                        3,816,084
           53,900   Thomson Corp                                      1,613,421
          224,800   Transalta Corp                                    3,783,129
          262,000   Transcanada Pipelines Ltd                         5,881,952
           83,401   United Dominion Industries Ltd                    2,391,012
          198,900   Westcoast Energy Inc                              5,031,374
           10,900   Weston (George) Ltd                                 919,088
                                                                   -------------
                                                                    142,290,571
                                                                   -------------
                    Finland - 0.4%
           69,000   Amer Group Class A *                              1,377,420
            7,800   Cultor OY Class 1                                   465,710
          662,500   Enso OY Class R                                   5,987,424
           21,000   Finnair Class A                                     190,552
           25,838   Instrumentarium OY Class A                        1,453,601
           28,800   Kesko OY                                            470,392
           37,900   Metra AB Class A                                    990,436
            8,000   Metra AB Class B                                    202,530
          113,200   Partek OY                                         1,931,075
          217,071   Rautaruukki OY                                    1,819,988
            2,400   Stockmann AB Class A                                198,610
           87,100   Valmet OY                                         1,307,219
                                                                   -------------
                                                                     16,394,957
                                                                   -------------
                    France - 9.1%
           32,259   Accor SA                                          7,448,562
           13,507   Air Liquide L Shares                              2,182,681
           67,221   Alcatel Alsthom Cie Generale d'Electricite SA     8,743,118
          223,091   Assurances Generales De France (Bearer)          12,108,482
          364,843   Banque Nationale de Paris                        22,049,058
              280   Bongrain                                            126,452
            7,480   Bouygues                                          1,049,049
            2,779   Canal Plus                                          585,533
           11,745   Ciments Francais                                    605,453
            9,432   Club Mediterranee SA Rights 3/11/98 *                13,708
            9,432   Club Mediterranee SA *                              700,130
           11,808   Compagnie Generale d'Industrie et de
                    Participations                                    5,078,647
          110,669   Credit Commercial de France                       8,180,337

4             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    France - continued
           34,257   Credit Local de France SA                         4,371,259
          121,293   Credit Lyonnais *                                 8,864,045
           26,382   Credit National                                   1,603,045
          188,650   Elf Aquitaine SA                                 21,469,713
           71,422   Elf Sanofi SA                                     8,093,144
           77,038   Eridania Beghin-Say SA                           13,739,503
          387,500   Euro Disney SCA (Bearer) *                          563,185
        1,096,728   Eurotunnel SA Units (Bearer) *                    1,044,632
        1,096,728   Eurotunnel SA Warrants 12/31/01 & 10/31/03 *        198,120
          304,218   Financiere de Paribas SA                         28,926,752
               35   Fromageries Bel La Vache                             26,020
          204,729   GAN (Group Assurances National) *                 5,039,845
            1,539   Gaz Et Eaux                                         657,125
           83,347   Generale Des Eaux                                13,112,686
           24,647   Generale Des Eaux Warrants 5/2/2001 *                24,691
           70,060   Groupe Danone                                    14,151,791
          238,794   Lafarge Coppee SA                                17,619,599
           27,055   Lyonnaise Des Eaux                                3,567,790
           80,620   Michelin SA Class B                               4,991,377
           36,366   Nord-Est                                            722,632
           40,500   Pernod-Ricard                                     2,647,124
          101,482   Peugeot SA                                       14,449,217
            3,120   Pinault Printemps Redoute                         2,045,414
          111,810   Renault SA *                                      3,892,716
          595,768   Rhone Poulenc SA Class A                         27,453,710
           67,636   Saint-Gobain                                      9,474,649
           63,360   Seita                                             2,767,789
           61,920   SGS Thomson Microelectronics *                    4,743,717
           15,826   Societe Eurafrance                                7,368,183
          153,800   Societe Generale Paris                           23,186,501
           43,059   Sommer Allibert                                   1,678,730
          105,241   SPIE Batignolles                                  6,550,288
            6,880   Synthelabo                                          960,381
            8,090   Technip SA (Campagnie Francaise)                    914,057
           69,883   Thomson CSF                                       2,410,055
           57,130   Total SA                                          6,267,248
          206,720   Usinor Sacilor                                    3,101,182
           15,082   Vallourec                                         1,039,275
           58,635   Worms et Compagnie SA                             3,659,121
                                                                   -------------
                                                                    342,267,521
                                                                   -------------
                    Germany - 6.2%
           52,750   Adidas Salomon AG                                 8,313,266
          154,795   AGIV AG *                                         3,326,632
           16,650   Axa Colonia Konzern AG                            2,018,460

              See accompanying notes to the financial statements.              5

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Germany - continued
           35,300   Bankgesellschaft Berlin AG                          749,864
          335,300   BASF AG                                          12,142,673
          301,800   Bayer AG                                         12,830,346
            4,400   Bayerische Hypotheken und Wechsel - Bank AG         204,513
              850   Bayerische Motorenwerke AG                          851,054
          310,100   Bayerische Vereinsbank                           19,206,635
          153,140   Berliner Kraft & Licht AG Class A                 6,750,902
            1,350   Brau und Brunnen *                                  121,628
          319,966   Continental AG                                    7,687,294
            2,936   Deutsche Babcock & Wilcox *                         161,785
          155,250   Douglas Holdings AG                               5,492,244
            5,890   Draegerwerk AG Preferred                            121,386
           37,828   FAG Kugelfischer                                    517,992
           34,050   Fresenius Medical Care AG Preferred .82%
                    (Non Voting)                                      6,998,567
           11,000   Friedrich Krupp AG                                1,982,091
            9,350   Gerresheimer Glas AG                                132,927
            4,187   Hamburgische Electricitaets-Werke AG              1,091,308
           71,155   Heidelberg Port-Zement                            5,242,278
          165,350   Henkel KGAA Preferred                            10,724,174
           28,250   Hochtief AG                                         994,724
          231,163   Klockner Humboldt Deutz *                         1,872,487
            2,614   Klockner-Werke AG *                                 178,324
        1,072,500   Lufthansa AG *                                   20,625,568
           13,100   MAN AG                                            3,933,429
            7,172   Metallgesellschaft *                                145,831
           41,400   Phoenix AG                                          866,896
            7,016   Porsche AG Preferred .12% (Non Voting)           12,255,528
           11,050   Preussag AG                                       3,574,239
            6,250   Puma AG Preferred                                   126,567
          134,100   RWE Preferred                                     6,292,115
            4,600   SAP AG Preferred                                  1,899,314
          132,209   Schering AG                                      14,847,331
           18,700   Schwarz Pharma AG                                 1,525,059
           14,300   SGL Carbon AG                                     1,709,933
          220,900   Siemens AG                                       13,657,518
          212,542   SKW Trostberg AG                                  7,261,388
              950   Strabag Bau AG *                                     65,960
            1,950   Suedzucker AG                                       913,349
           10,700   Thyssen AG                                        2,328,971
          213,000   Veba AG                                          14,366,276
           27,650   Viag AG                                          14,977,242
            1,924   Villeroy and Boch AG *                              285,194
                                                                   -------------
                                                                    231,371,262
                                                                   -------------

6             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Hong Kong - 5.5%
       15,484,000   Allied Properties Ltd                             1,499,903
        7,128,500   Amoy Properties Ltd                               6,030,568
          328,000   ASM Pacific Technology                              258,418
       10,243,000   Cathay Pacific Airways Ltd                        8,731,521
        3,552,500   Century City International                          628,599
          206,725   Century City International Warrants 12/31/98 *        4,619
          206,725   Century City International Warrants 12/31/99 *        2,884
          224,000   Champion Technology Holdings                         25,749
        1,241,600   Champion Technology Holdings Warrants 6/30/98 *      12,829
        4,932,000   Cheung Kong Holdings                             34,557,443
        6,132,000   China Overseas Land & Investment Ltd              1,861,182
        1,042,122   Chinese Estates Holdings Ltd                        360,049
        3,411,000   CLP Holdings Limited                             17,578,160
        2,982,000   CP Pokphand Co                                      577,720
           52,400   Dah Sing Financial Services                         143,478
          868,300   Dao Heng Bank                                     2,489,669
              225   Denway Investment Warrants 11/30/99 *                     2
          529,766   Dickson Concept International Ltd                   916,870
        3,501,300   Elec & Eltek International Holdings Ltd           1,006,186
          293,200   Gold Peak Industries Ltd Warrants 8/6/00 *           20,828
          909,000   Gold Peak Industry                                  363,952
        2,402,509   Great Eagle Holdings Ltd                          3,537,437
          749,901   Great Eagle Holdings Ltd Warrants 11/30/98 *         63,924
        1,452,700   Guoco Group                                       3,696,247
        6,803,700   Hang Lung Development Co Ltd                      9,973,780
          193,200   Hang Seng Bank                                    1,827,820
           75,000   Harbour Centre Development Ltd                       61,995
       11,846,000   Henderson Investment Ltd                          9,944,979
        1,804,000   Henderson Land Development Co Ltd                 9,413,187
          292,000   HKCB Bank Holding Co Ltd                            162,170
        1,753,608   HKR International Ltd                             1,313,649
        1,216,000   Hong Kong Aircraft Engineering Co Ltd             2,599,264
        5,421,300   Hong Kong Electric Holdings Ltd                  19,255,505
          723,700   Hong Kong Ferry Co Ltd                              747,769
          354,000   Hong Kong & Shanghai Hotels                         304,049
           52,000   Hung Hing Printing Group Ltd                         23,339
          653,000   Hysan Development Co Ltd                          1,244,010
            2,600   Innovative International Holding Warrants
                    8/31/99 *                                                49
          292,000   International Bank of Asia                          121,627
          166,857   International Bank of Asia Rights 3/20/98 *          29,094
          299,000   K Wah International Holdings Ltd                     45,183
           47,600   Kowloon Motor Bus Co Ltd                             94,370
        3,277,622   Kumagai Gumi Ltd                                  2,222,475
          642,700   Lai Sun Garment International Ltd                   348,639

              See accompanying notes to the financial statements.              7

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Hong Kong - continued
          585,855   Lai Sun Hotel International Warrants 4/30/99 *        3,254
          431,322   Leading Spirit Conrowa Electric *                    91,919
          716,000   Liu Chong Hing Bank Ltd                           1,077,352
        1,242,000   Liu Chong Hing Investment Ltd                     1,066,748
        2,078,462   Mandarin Oriental                                 1,735,516
          451,000   Mingly Corp                                          80,385
        1,348,800   New Asia Realty & Trust A Shares                  2,717,634
        1,653,467   New World Development Co Ltd                      6,086,382
          559,000   Oriental Press Group                                144,398
          729,000   Oriental Press Group Warrants 10/2/98 *               1,695
        3,372,000   Paul Y - ITC Construction Holdings Ltd              365,835
          107,000   Realty Development Corp Ltd Class A                 258,431
       33,642,371   Regal Hotels International Ltd                    5,257,639
          334,000   Semi Tech (Global) Co Ltd                            38,825
          444,000   Shanghai Petrochemical Co Class H                    73,403
          274,000   Shangri La Asia                                     245,954
        1,195,000   Shaw Brothers Ltd                                   744,705
           75,000   Shell Co Manufacturing Warrants 11/3/99 *               746
          450,000   Shell Electric Co Ltd                                65,676
        6,409,000   Shun Tak Holdings Ltd                             1,597,594
        8,031,000   South China Morning Post Ltd                      5,808,666
        1,245,000   Sun Hung Kai Properties Ltd                       9,326,445
        1,185,600   Sun Hung Kai Properties Warrants 2/18/00 *           26,644
          621,000   Swire Pacific Ltd Class A                         3,737,630
        3,357,500   Swire Pacific Ltd Class B                         3,382,435
          628,907   Tai Cheung Holdings Ltd                             215,254
          392,000   Tem Fat Hing Fung                                    40,504
           48,000   Texwinca Holdings Ltd                                 5,890
           57,000   Union Bank of Hong Kong                              79,877
           32,000   VTech Holdings Ltd                                  111,592
        2,057,000   Wharf Holdings Ltd                                4,330,526
        8,770,800   Wheelock & Co Ltd                                10,138,671
          145,304   Wing Lung Bank                                      639,957
           81,550   Winsor Properties Holdings Ltd                       78,996
        1,699,000   Yizheng Chemical Fibre Co                           318,185
        1,136,200   Yue Yuen Industrial Holdings                      2,186,552
                                                                   -------------
                                                                    206,183,105
                                                                   -------------
                    Italy - 5.7%
          210,315   Alitalia Linee Aeree *                            1,821,723
          197,000   Alleanza Assicurazioni SPA                        2,438,487
          859,500   Assicurazioni Generali SPA                       24,544,106
          855,250   Assicurazioni Generali SPA Rights 3/10/98 *       1,758,820
        2,029,222   Autostrade Concessioni e Costruzioni SPA
                    Class B Preferred 6.39%                           7,597,746
          955,000   Banca Commerciale Italiana SPA                    4,360,194

8             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Italy - continued
        3,803,857   Banca di Roma *                                   5,250,511
          729,263   Banca Fideuram SPA                                4,631,632
          149,000   Banca Intesa SPA                                    682,363
           80,400   Banca Popolare di Bergamo Credit                  1,702,847
          448,000   Banca Popolare di Milano                          3,842,969
          199,200   Banca Toscana                                       667,358
        1,448,650   Banco di Napoli di Risp *                         2,112,927
          495,000   Bulgari SPA                                       2,876,862
          279,300   Cartiere Burgo SPA                                1,897,170
          715,500   Cementir SPA                                        839,671
          880,843   COFIDE SPA *                                        558,695
          209,000   Cogefar Impresit Costruzioni Generali SPA *         200,889
          154,250   Comau Finanziaria SPA                               555,988
        1,547,500   Credito Italiano                                  5,941,113
        1,517,000   Credito Italiano (Non Convertible)                4,637,173
        2,151,700   Dalmine SPA *                                       646,911
           94,000   Edison SPA                                          642,443
           33,150   Ericsson SPA                                      1,769,161
          313,600   Falck Acciaierie and Ferriere Lombarde            2,218,657
        1,540,200   Fiat SPA                                          5,413,875
        1,876,700   Fiat SPA Preferred                                3,681,141
        2,984,720   Fiat SPA (Non Convertible)                        6,246,487
          742,500   Finmeccanica SPA *                                  621,983
          588,000   Grassetto SPA (c) *                                       3
        3,564,570   HPI SPA *                                         2,671,261
          285,400   IFI Istituto Finanziario Preferred                5,534,315
          386,000   IFIL Finanziaria di Partecipazioni SPA            1,650,172
          688,850   IFIL Finanziaria di Partecipazioni SPA
                    (Non Convertible)                                 1,782,322
        1,017,000   Industriali Riunite SPA (Non Convertible) *         726,327
        1,156,100   Industriali Riunite SPA *                         1,469,797
            3,600   Industrie Natuzzi SPA ADR                            87,525
          813,000   Istituto Bancario San Paolo                       9,540,920
          550,250   Istituto Mobilaire Italiano                       7,672,043
        4,474,792   Istituto Nazionale Delle Assicurazioni           12,153,169
          450,650   Italcementi Fabbriche Riunite Cemento SPA
                    (Non Convertible)                                 2,090,248
           38,200   Italmobiliare SPA                                 1,195,451
           20,200   Luxottica Group Sponsored ADR                     1,550,350
          869,940   Magneti Marelli SPA                               1,900,844
          440,000   Mediobanca SPA                                    4,499,707
          167,500   Mondadori Editore                                 1,806,561
        8,284,798   Montedison SPA                                    8,551,243
        1,901,400   Montedison SPA (Non Convertible)                  1,433,395
          987,067   Montefibre SPA                                      808,099
          878,593   Parmalat Finanziaria SPA                          1,443,496
          591,975   Pirelli and Co                                    1,404,305

              See accompanying notes to the financial statements.              9

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Italy - continued
          195,500   RAS SPA                                           2,305,211
          156,700   Reno de Medici SPA *                                446,601
          105,800   Rinascente per l'Esercizio di Grandi
                    Magazzini SPA Preferred 5.59%                       416,826
           96,300   Rinascente per l'Esercizio di Grandi
                    Magazzini SPA (Non Convertible)                     478,957
            2,000   SAFILO SPA                                           52,921
            2,500   Saipem SPA                                           15,060
          254,000   Sirti SPA                                         1,477,627
        2,483,272   SMI (Societa Metallurgica Italy) *                1,783,232
            5,000   Sopaf SPA *                                           4,429
          187,536   Stefanel SPA *                                      487,324
        4,272,500   Telecom Italia Mobile SPA                        19,542,548
        2,811,269   Telecom Italia Mobile SPA (Non Convertible)       8,247,883
        1,348,263   Telecom Italia SPA (Non Convertible)              6,543,722
           33,500   Toro Assicurazioni                                  605,619
                                                                   -------------
                                                                    212,539,415
                                                                   -------------
                    Japan - 14.0%
            4,000   Aiwa Co                                             113,354
          299,000   Amada Co Ltd                                      1,401,156
           31,000   Anritsu Corp                                        314,098
          960,000   Aoki Corp *                                         889,100
           43,900   Aoki International                                  316,575
           66,600   Aoyama Trading                                    1,444,502
           28,000   Arabian Oil Co Ltd                                  531,940
          202,000   Asahi Breweries Ltd                               2,702,288
           34,000   Asahi Denka Kogyo                                   177,361
          135,000   Asahi Glass Co Ltd                                  811,090
            9,000   Asatsu Inc                                          187,366
          148,000   Atsugi Nylon Industrial                             281,168
           77,000   Bandai Co                                         1,145,888
          144,000   Banyu Pharmaceutical Co Ltd                       1,880,788
           78,000   Best Denki Co Ltd                                   472,334
           68,000   Brother Industries Ltd                              185,166
          185,000   Canon Sales Co Inc                                2,489,512
          246,000   Casio Computer Co                                 2,025,172
          217,000   Chubu Electric Power Co Inc                       3,469,801
           32,000   Chudenko Corp                                       871,369
          334,000   Chugai Pharmaceutical Co Ltd                      2,125,671
           87,200   Chugoku Electric Power Co Inc                     1,263,168
          279,000   Citizen Watch Co                                  2,020,779
          801,000   Cosmo Oil Co Ltd                                  1,838,756
          224,200   CSK Corp                                          5,412,887
          813,000   Daicel Chemical Industries Ltd                    1,801,947
          180,000   Daiichi Seiyaku Co Ltd                            2,464,973
           56,000   Daimaru Inc                                         175,097

10            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Japan - continued
          245,000   Dainippon Pharmaceutical Co Ltd                   1,111,256
          293,000   Dainippon Printing Co Ltd                         4,986,543
          293,000   Dainippon Screen Manufacturing Co Ltd             1,704,702
           50,000   Daio Paper Corp                                     315,839
           71,000   Daishowa Paper Manufacturing *                      414,771
          184,800   Daito Trust Construction Co Ltd                   1,638,376
          120,000   Daiwa House Industry Co Ltd                         938,494
          426,000   Daiwa Securities Co Ltd                           2,100,831
          326,000   Denso Corp                                        6,657,801
            1,070   East Japan Railway Co                             5,056,519
          181,000   Eisai Co Ltd                                      3,166,390
          231,000   Ezaki Glico Co Ltd                                1,444,550
           35,300   Familymart                                        1,377,575
          141,100   Fanuc Co                                          5,137,814
          801,000   Fuji Heavy Industries Ltd                         3,005,414
          312,400   Fuji Photo Film Co Ltd                           12,240,798
          187,000   Fujisawa Pharmaceutical Co Ltd                    1,879,918
          177,000   Fukuyama Transporting Co Ltd                        868,677
          117,000   Furukawa Co Ltd                                     229,684
          243,000   Gakken Co Ltd                                       605,913
          279,000   General Sekiyu (KK)                               1,382,522
           87,000   Green Cross Corp                                    249,988
          110,000   Gunze Ltd                                           311,723
          512,000   Hankyu Corp                                       2,387,145
          238,000   Haseko Corp *                                       218,539
          107,000   Heiwa Corp                                        1,177,313
          269,000   Hino Motors                                         849,608
           31,000   Hitachi Chemical Co                                 192,876
        1,956,300   Hitachi Ltd                                      14,680,380
           92,000   Hitachi Maxell Ltd                                1,704,108
          455,000   Hitachi Metals Ltd                                2,070,965
          147,700   Hokkaido Electric Power                           2,127,871
           73,000   Hokuetsu Paper Mills                                383,116
           33,100   Hokuriku Electric Power                             482,102
          142,000   Honda Motor Co Ltd                                4,912,056
          220,000   House Foods Corp                                  3,082,403
           33,000   Hoya Corp                                           875,089
            6,000   Hyogo Bank (c)                                            -
          222,000   INAX Corp                                           931,370
          149,000   Intec Inc                                         1,037,917
          499,000   Itochu Corp                                       1,481,240
           95,000   Itoham Foods Inc                                    425,631
          180,000   Ito-Yokado                                        9,831,394
           60,000   Japan Airport Terminal Co Ltd                       403,230
           27,000   Japan Aviation Electronics                          125,885

              See accompanying notes to the financial statements.             11

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Japan - continued
          945,000   Japan Energy Co Ltd                               1,309,071
          116,000   Japan Radio Co                                      740,093
          608,000   Japan Synthetic Rubber Co Ltd                     3,162,004
            2,440   Japan Tobacco Inc                                17,943,165
          242,000   JGC Corp                                            626,407
          149,000   Joshin Denki Co Ltd                                 459,986
           30,000   Kaken Pharmaceutical Co Ltd                         109,950
          333,000   Kamigumi Co Ltd                                   1,520,945
          186,000   Kandenko Co                                       1,295,654
          120,000   Kanebo Ltd *                                        136,785
          355,000   Kaneka Corp                                       2,023,272
          284,000   Kankaku Securities Co Ltd *                         278,762
          310,100   Kansai Electric Power                             5,326,660
          226,000   Kao Corp                                          3,059,131
           67,000   Katokichi Co Ltd                                    891,000
          186,000   Kawasaki Kisen *                                    298,884
          554,000   Keio Teito Electric Railway Co Ltd                2,245,294
           20,000   Keisei Electric Railway                              78,999
          346,000   Kikkoman Corp                                     2,188,348
          126,000   Kinden Corp                                       1,685,585
          552,000   Kirin Brewery Co Ltd                              4,806,459
          113,000   Kissei Pharmaceutical Co Ltd                      1,771,076
           27,000   Kokusai Denshin Denwa                             1,132,748
          173,000   Kokusai Electric                                  1,602,232
           23,000   Kokusai Kogyo Co Ltd                                111,605
           19,000   Kokuyo Co Ltd                                       332,383
          401,000   Konica Corp                                       2,098,164
          180,000   Koyo Seiko Co Ltd                                   891,950
          345,000   Kubota Corp                                         994,063
          426,000   Kurabo Industries Ltd                               738,494
          140,000   Kyocera Corp                                      7,535,819
          442,000   Kyowa Hakko Kogyo Co Ltd                          2,165,741
          262,800   Kyushu Electric Power Co Inc                      3,827,689
          120,000   Kyushu Matsushita Electric                        1,234,861
           96,000   Lion Corp                                           348,041
              500   Long Term Credit Bank of Japan                        1,354
           31,900   Mabuchi Motor Co                                  1,704,465
          278,000   Maeda Corp                                          981,461
          133,000   Maeda Road Construction                             787,493
           27,000   Makino Milling Machine Co Ltd                       190,216
          113,000   Makita Corp                                       1,305,945
          121,000   Marudai Food Co Ltd                                 335,233
           26,000   Maruichi Steel Tube                                 345,761
          103,000   Matsushita Communications                         3,375,445
           47,000   Meidensha Corp                                      146,956

12            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Japan - continued
           71,000   Meiji Milk Products                                 213,568
          322,000   Meiji Seika Kaisha Ltd                            1,236,207
           50,000   Mercian Corp                                        200,269
          249,000   Minolta Co Ltd                                    1,497,981
        1,178,000   Mitsubishi Electric Corp                          3,580,717
          408,000   Mitsubishi Gas Chemical Co Inc                    1,337,070
          900,000   Mitsubishi Oil Co Ltd                             1,866,540
          155,000   Mitsubishi Paper Mills Ltd                          332,502
          310,000   Mitsubishi Steel Manufacturing *                    478,509
           67,000   Mitsubishi Warehouse & Transportation Co Ltd        758,411
          145,000   Mitsui Marine & Fire Insurance Co                   808,042
            1,000   Mitsui Mining Co Ltd *                                1,211
          545,000   Mitsui Petrochemical Industries Ltd               1,531,505
           57,000   Mori Seiki Co Ltd                                   690,335
           27,000   MOS Food Services                                   374,020
           80,000   Murata Manufacturing Co Ltd                       2,539,381
           71,000   Nagase & Co                                         275,390
           26,000   Nagoya Railroad Co Ltd                               91,380
           16,400   Namco Ltd                                           395,947
            8,000   Nankai Electric Railway Co Ltd                       36,096
          126,000   National House Industrial                         1,186,891
          818,000   NEC Corp                                          9,129,898
          470,000   New Japan Securities Co Ltd *                       665,954
          539,000   New Oji Paper Co Ltd                              2,901,290
          160,000   NGK Spark Plug Co                                 1,156,337
          100,000   Nichicon Corp                                     1,052,798
          249,000   Nichii Co Ltd                                     1,929,637
          401,000   Nichirei                                          1,015,752
          114,000   Nihon Cement Co Ltd                                 275,232
           16,000   Nihon Unisys Ltd                                     85,617
          899,000   Nikko Securities                                  3,551,025
           40,000   Nikon Corp                                          389,456
          137,400   Nintendo Co Ltd                                  12,616,481
           74,000   Nippon Chemi-Con Corp                               240,165
           68,000   Nippon Flour Mills Co Ltd                           169,556
           60,000   Nippon Hodo Co                                      286,393
           50,000   Nippon Kayaku Co Ltd                                235,099
           87,000   Nippon Light Metal                                  139,112
          253,000   Nippon Meat Packers Inc                           3,324,468
        2,489,000   Nippon Oil Co Ltd                                 8,984,279
           72,000   Nippon Paint Co                                     151,033
          313,000   Nippon Paper Industries                           1,593,121
           53,000   Nippon Shokubai Corp                                310,457
          150,000   Nippon Suisan Kaisha Ltd *                          248,160

              See accompanying notes to the financial statements.             13

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Japan - continued
            4,830   Nippon Telegraph & Telephone                     44,350,511
           11,400   Nippon Television Network                         3,447,162
           56,000   Nippon Zeon Ltd                                     161,798
          259,000   Nishimatsu Construction                           1,334,671
          193,000   Nisshin Oil Mills Ltd                               534,711
          427,000   Nisshinbo Industries Inc                          2,484,327
        1,004,000   Nissho Iwai Corp                                  2,861,078
           53,000   Nissin Food Products Co Ltd                       1,103,380
           30,000   Nitto Denko Corp                                    474,947
           68,000   NOF Corp                                            162,020
          258,000   Nomura Securities Co Ltd                          3,553,550
          501,000   Oki Electric Industry                             1,292,852
          124,000   Okumura Corp                                        550,653
          180,000   Olympus Optical Co Ltd                            1,416,291
          388,000   Omron Corp                                        6,265,495
          133,000   Ono Pharmaceutical Co Ltd                         3,063,643
          237,000   Onward Kashiyama Co Ltd                           3,376,870
           22,000   Orix Corp                                         1,602,153
          213,000   Pioneer Electronics Corp                          3,759,915
          150,000   Q.P. Corp                                           986,702
          850,000   Renown Inc *                                        888,150
           73,800   Rinnai Corp                                       1,197,578
           27,000   Rohm Co Ltd                                       2,671,574
          140,000   Royal Co Ltd                                      2,116,679
           54,000   Ryosan Co                                           897,649
          247,000   Sagami Railway Co Ltd                               703,871
          144,000   Sanden Corp                                         770,553
          133,000   Sankyo Co Ltd                                     3,568,986
          113,000   Sanwa Shutter Corp                                  693,224
          200,000   Sapporo Breweries Ltd                               902,398
           66,500   Secom Co Ltd                                      4,142,761
          264,000   Seino Transportation Co Ltd                       1,575,683
          222,000   Sekisui House Ltd                                 1,748,516
          212,300   Shikoku Electric Power                            3,108,961
          233,000   Shin-Etsu Chemical Co Ltd                         5,127,365
          543,000   Shionogi and Co Ltd                               2,811,066
          301,000   Shiseido Co Ltd                                   3,788,411
           14,000   Shochiku Co                                          78,904
        1,393,000   Showa Denko                                       1,874,535
          377,000   Showa Shell Sekiyu                                2,563,469
          112,000   Skylark Co Ltd                                    1,250,059
          386,000   Snow Brand Milk Products Co Ltd                   1,341,360
          308,000   Stanley Electric Co Ltd                           1,065,432
           90,000   Sumitomo Bakelite Co Ltd                            575,635
        1,813,000   Sumitomo Corp                                    12,600,443


14            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Japan - continued
          369,000   Sumitomo Heavy Industries Ltd                     1,314,415
          148,000   Sumitomo Marine & Fire Insurance Co                 931,370
          188,000   Sumitomo Osaka Cement Co Ltd                        322,932
          151,000   Taisho Pharmaceutical Co Ltd                      3,549,988
          166,000   Taiyo Yuden Co Ltd                                1,773,925
          161,000   Takara Standard Co                                1,033,571
          449,000   Takeda Chemical Industries Ltd                   12,439,642
          172,000   Takuma Corp                                       1,511,280
          340,000   Tanabe Seiyaku Co Ltd                             1,937,782
           68,000   TDK Corp                                          5,194,332
          798,000   Teikoku Oil Co Ltd                                2,646,735
           71,000   Toei Co Ltd                                         316,417
          270,100   Tohoku Electric Power Co Inc                      3,934,014
          348,000   Tokio Marine & Fire Insurance Co                  3,939,207
           93,000   Tokuyama Corp                                       293,731
           41,000   Tokyo Broadcasting System Inc                       529,011
          352,000   Tokyo Construction Co Ltd                           431,885
          336,000   Tokyo Electric Co Ltd                             1,103,776
           70,000   Tokyo Electron                                    2,515,634
          182,000   Tokyo Ink Manufacturing Co Ltd                      466,777
          348,000   Tokyo Steel Manufacturing Co                      1,597,720
           46,000   Tokyo Style Co Ltd                                  473,363
           91,000   Tokyu Department Store Co Ltd                       175,042
          151,000   Tomen Corp                                          204,393
        1,058,000   Toshiba Corp                                      4,740,188
          166,000   Toyo Suisan Kaisha                                1,222,038
          930,000   Toyobo Co Ltd                                     1,560,674
          269,000   Toyota Motor Corp                                 7,431,410
            5,000   Trans Cosmos                                        105,676
          120,000   Tsumura and Co                                      626,929
           59,000   Uniden Corp                                         621,151
           48,000   Ushio Inc                                           379,577
          126,000   Victor Co of Japan Ltd                            1,117,074
          126,000   Wacoal Corp                                       1,316,552
          249,000   Yakult Honsha Co Ltd                              1,685,229
          120,000   Yamaha Corp                                       1,329,850
          142,000   Yamaha Motor Co                                     914,969
          182,000   Yamanouchi Pharmaceutical Co Ltd                  4,422,861
          328,000   Yamato Transport Co Ltd                           4,128,236
          200,000   Yamazaki Baking Co Ltd                            2,248,080
           64,000   Yasuda Fire & Marine Insurance Co                   364,252
           88,000   Yodogawa Steel Works                                452,782
          179,000   Yoshitomi Pharmaceutical Industries Ltd             949,339
                                                                   -------------
                                                                    524,148,383
                                                                   -------------

              See accompanying notes to the financial statements.             15

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Malaysia - 2.2%
          287,000   Aluminum Co of Malaysia                              93,714
          958,000   Amalgamated Steel Mills Berhad                      247,646
        1,033,000   AMMB Holdings Berhad                              1,276,142
           11,000   Arab Malaysian Development Berhad                     3,263
        1,301,000   Arab Malaysian Finance (Foreign Registered)         626,604
            8,000   Ayer Hitam Tin Dredging *                             2,525
          841,000   Berjaya Leisure Berhad                              814,683
        1,357,300   Berjaya Sports Toto                               3,804,133
          108,000   Carlsberg Brew Malaysia                             423,184
          862,000   Cement Industries of Malaysia Berhad                701,328
        1,155,800   Edaran Otomobil Berhad                            2,516,027
          605,000   Ekran Berhad                                        242,000
          312,200   Esso Berhad                                         378,888
           71,400   Faber Group Berhad *                                 19,429
          211,000   Genting Berhad                                      700,463
          515,000   Golden Hope Plantations Berhad                      686,667
           60,000   Guinness Anchor Berhad                               94,694
        1,045,000   Highlands and Lowlands Berhad                     1,154,476
          314,400   Hong Leong Industries Berhad                        354,181
        2,957,000   Hong Leong Properties Berhad                      1,037,967
           95,600   IGB Corp Berhad                                      40,841
        1,611,000   IOI Corporation Berhad                            1,367,706
           49,000   Jaya Tiasa Holdings Berhad                           82,000
          199,000   Johan Holdings Berhad                                67,146
        1,010,000   Kedah Cement Berhad                                 373,769
        1,414,058   Kuala Lumpur Kepong Berhad                        3,279,986
        2,368,000   Kumpulan Guthrie Berhad                           1,675,320
          367,000   Magnum Corp Berhad                                  309,578
        1,461,750   Malayan Cement Berhad                               855,173
        1,174,000   Malayan United Industries Berhad                    319,456
          439,500   Malayawata Steel                                    191,347
          945,000   Malaysia Mining Corp Berhad                         594,633
          985,000   Malaysian Airline Systems                         1,136,435
        2,189,600   Malaysian International Ship                      4,051,505
          187,000   Malaysian Oxygen Berhad                             539,374
          493,000   Malaysian Pacific Industries                      1,475,646
        2,079,333   Malaysian Resources Corp                          1,408,854
           72,710   Matsushita Electric                                 251,270
        5,398,000   MBF Capital Berhad                                2,570,476
          762,000   MBF Holdings Berhad                                 175,208
           76,000   Nestle Malaysia                                     409,469
          431,000   New Straits Times                                   668,490
        2,099,600   Oriental Holdings Berhad                          4,284,898
           46,000   OYL Industries Berhad                               165,224


16            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Malaysia - continued
        1,819,600   Pan Malaysia Cement                                 663,473
          858,500   Perlis Plantations                                1,424,993
            4,000   Pernas International Hotel & Property                 1,371
        3,708,000   Perusahaan Otomobil                               7,012,408
          103,000   Petaling Garden Berhad                               75,673
          609,600   Petronas Dagangan Berhad                            713,273
        1,392,000   Petronas Gas Berhad                               3,863,510
               39   Public Bank Berhad                                       23
        1,051,000   Rashid Hussain Berhad                             1,658,721
        3,101,000   Renong Berhad                                     1,468,229
          285,000   Resorts World Berhad                                620,408
        3,438,000   RHB Capital Berhad                                3,255,576
          493,000   RJ Reynolds Berhad                                  959,170
          303,000   Rothmans of Pall Mall Berhad                      2,700,204
        1,574,000   Sarawak Enterprises Corp                            878,014
          629,400   Shell Refinery Co                                 1,130,351
           36,540   Silverstone *                                         9,943
          204,000   Sime Darby                                          104,075
        3,252,000   Sime Darby Berhad                                 4,247,510
           48,000   Sime UEP Properties Berhad                           45,714
        1,691,000   TA Enterprise Berhad                                644,190
        4,337,000   Tan Chong Motor Holdings Berhad                   3,080,155
          566,000   Telekom Malaysia Berhad                           1,925,170
        1,462,000   UMW Holdings Berhad                               1,909,551
          104,000   Uniphone Telecommunications                          30,563
          234,000   Westmont Industries Berhad                           56,669
          998,500   YTL Corp                                          1,725,299
                                                                   -------------
                                                                     81,676,054
                                                                   -------------
                    New Zealand - 0.0%
            8,491   Trans Tasman Properties                               3,487
                                                                   -------------

                    Norway - 0.7%
            3,874   Leif Hoegh and Co AS                                 60,908
          625,490   Norsk Hydro AS                                   27,353,489
                                                                   -------------
                                                                     27,414,397
                                                                   -------------
                    Portugal - 0.7%
          109,888   Banco Commercial Portugues (Registered)           3,644,304
           62,093   Banco Espirito Santo e Commercial de Lisboa
                    (Registered)                                      2,522,753
           42,173   Banco Totta & Acores (Registered)                 1,170,054
           55,857   BPI-SGPS SA (Registered)                          2,005,146
           60,155   Cimpor Cimentos De Portugal SA (Registered)       1,741,793
          254,490   Electricidade De Portugal *                       5,396,467
           19,903   Est Jeronimo Martins Filho Admin                    687,374
           64,713   Portucel Industrial Empresa                         491,081
          133,802   Portugal Telecom SA                               7,021,175
           28,028   Sonae Investimentos                               1,261,829
                                                                   -------------
                                                                     25,941,976
                                                                   -------------

              See accompanying notes to the financial statements.             17

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments -- continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Singapore - 3.1%
          101,959   Asia Food & Properties Ltd Warrants
                    7/12/02 *                                            14,274
          924,461   Asia Food & Properties Ltd *                        244,982
        2,102,000   City Developments                                 9,530,969
          111,000   Comfort Group                                        53,754
          319,950   Creative Technology Ltd *                         7,618,797
          203,000   Cycle & Carriage Ltd                                901,666
        1,759,096   DBS Land Ltd                                      2,723,832
        1,787,000   Development Bank of Singapore
                    (Foreign Registered)                             14,000,555
        1,127,309   First Capital Corp Ltd                            1,140,522
        3,259,037   Hai Sun Hup Group Ltd                             1,326,937
        1,065,203   Haw Paw Brothers International Ltd                1,222,256
          139,475   Haw Paw Brothers International Ltd Warrants
                    7/18/2001 *                                          42,161
          781,000   Highlands and Lowlands Berhad                       843,152
        1,273,104   Hotel Properties Ltd                                824,651
        2,756,221   Jardine Matheson Holdings Ltd                    12,899,114
        5,491,911   Jardine Strategic Holdings Ltd                   15,651,946
          403,324   Jardine Strategic Holdings Ltd Warrants
                    5/02/98 *                                            16,133
          115,000   Keppel Bank Ltd                                     162,461
        1,405,200   Lum Chang Holdings Ltd                              524,458
          288,000   Marco Polo Developments Ltd                         394,423
          477,600   Metro Holdings Ltd                                  654,085
        1,620,000   Natsteel Ltd                                      2,238,618
        2,950,556   Neptune Orient Lines Ltd                          1,383,358
          211,000   Overseas Chinese Banking (Foreign Registered)     1,256,107
          575,000   Overseas Union Bank Ltd (Foreign Registered)      2,163,788
          333,000   Parkway Holdings Ltd                                714,892
          341,508   Prima Ltd                                           648,886
          527,308   Robinson and Co Ltd                               1,902,993
          247,699   Shangri-La Hotel Ltd                                409,521
        2,440,000   Singapore Airlines Ltd (Foreign Registered)      18,062,924
          492,000   Singapore Press Holdings
                    (Foreign Registered)                              7,041,579
          996,000   Singapore Telecom                                 2,039,926
        2,199,168   Straits Trading Co Ltd                            2,414,879
          423,000   Times Publishing Ltd                                835,040
          226,000   United Engineers                                    179,852
        6,493,960   United Industrial Corp Ltd                        2,624,025
          546,900   Wearne Brothers Ltd                                 671,395
                                                                   -------------
                                                                    115,378,911
                                                                   -------------
                    Spain - 3.5%
           21,430   Acerinox SA                                       3,218,361
            3,100   Azucarera de Espana SA                              175,113
          658,637   Banco Bilbao Vizcaya SA                          30,063,423
          216,808   Banco Central Hispano (Registered)                6,735,878
          170,000   Banco Popular Espanol                            15,088,790

18            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    Spain - continued
            3,320   Cristaleria Espanola SA                             266,221
          156,300   Dragados & Construcciones SA                      4,262,312
        1,508,856   FENOSA SA                                        18,711,911
           62,600   Fomento de Construcciones y Contratas SA          2,682,596
          658,660   Repsol SA                                        29,337,452
          587,943   Telefonica de Espana SA                          20,194,257
                                                                   -------------
                                                                    130,736,314
                                                                   -------------
                    Sweden - 3.8%
          177,392   Assi Doman                                        4,364,786
          552,600   Avesta Sheffield AB                               3,450,989
           58,000   Bilspedition AB Class B *                           296,288
          107,005   Celsius Industrier AB Class B                     1,978,010
          257,020   Electrolux AB Class B                            19,582,109
           92,288   Esselte AB Class A                                1,740,544
            5,800   Esselte AB Class B                                  118,443
            2,200   Euroc Industri AB Class A                            87,930
           27,782   Industrivarden AB Class A                         1,773,157
           11,524   Industrivarden AB Class C (Bearer)                  713,917
          141,100   Kinnevik Investment Class B                       2,669,945
          153,170   Marieberg Tidnings AB Class A                     3,539,225
          652,400   Mo Och Domsjo AB Class B                         18,985,961
            2,300   Modern Times Group AB *                              17,523
          542,246   Skanska AB Class B                               24,517,018
           43,600   SKF AB Class B                                      901,254
          235,500   Ssab Swedish Steel Class A                        4,412,095
           48,800   Ssab Swedish Steel Class B                          914,269
          404,542   Stena Line AB Class B *                           1,379,396
        1,216,500   Stora Kopparberg Bergslags Class A               17,701,120
          297,850   Stora Kopparberg Bergslags Class B                4,296,772
          751,072   Svenska Cellulosa Class B                        17,073,229
           12,000   Svenska Kullagerfabriken AB                         235,312
          336,500   Trelleborg AB Class B                             4,749,263
          107,750   Volvo AB Class A                                  2,866,551
          210,800   Volvo AB Class B                                  5,700,215
                                                                   -------------
                                                                    144,065,321
                                                                   -------------
                    Switzerland - 5.3%
          194,200   CS Holdings (Registered)                         35,066,094
              320   Jelmoli (Bearer)                                    313,546
              200   Jelmoli (Registered)                                 39,248
           43,515   Nestle AG (Registered)                           76,201,656
           26,607   Novartis AG (Registered)                         48,532,937
            1,155   Roche Holdings (Participating Certificate)       13,520,646
            1,600   Saurer Group Holdings (Registered) *              1,611,338
            2,110   Swiss Reinsurance (Bearer)                        4,446,872
           33,200   Zurich Reinsurance                               18,097,574
                                                                   -------------
                                                                    197,829,911
                                                                   -------------

              See accompanying notes to the financial statements.             19

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    United Kingdom - 24.5%
        1,060,100   Abbey National                                   21,730,910
          885,780   AMEC                                              2,023,581
          197,256   Amstrad Plc                                         123,417
          778,600   Anglian Water Plc                                10,768,505
          240,130   Arcadia Group *                                   1,950,179
        1,239,200   Arjo Wiggins Appleton Plc                         3,346,162
        1,036,162   ASDA Group                                        3,433,390
          285,246   Associated British Foods                          2,977,629
          320,000   Bank of Scotland                                  3,648,644
        1,059,880   Barclays Plc                                     31,551,271
          985,030   Barratt Development                               4,557,404
          938,482   Bass Plc *                                       15,730,244
        1,851,500   BAT Industries                                   18,473,878
        1,077,400   Beazer Holmes Plc                                 3,734,142
        3,546,592   BG Plc *                                         17,795,766
          765,600   Blue Circle Industries                            4,478,128
        2,267,903   British Airways Plc                              21,284,383
          350,500   British Energy Plc *                              2,585,400
        2,281,200   British Steel Plc                                 5,474,364
        1,177,600   British Telecom Plc                              11,866,181
          988,469   BTR                                               2,624,367
          264,400   Cable & Wireless                                  2,890,622
        3,387,293   Coats Viyella                                     4,629,058
          270,000   Dalgety Plc                                       1,511,487
        1,498,353   Dawson International                              1,282,860
          480,260   Debenhams Plc *                                   3,305,327
          478,200   Electrocomponents Plc                             3,661,207
        1,380,294   Elementis Plc                                     2,886,271
        1,547,382   English China Clays Plc                           6,216,545
          812,300   Enterprise Oil                                    7,509,793
        2,311,000   Eurotunnel SA Units (Registered) *                2,244,986
        2,311,000   Eurotunnel SA Warrants 12/31/01 & 10/31/03 *        304,405
           83,620   GKN Plc *                                         2,022,524
          354,400   Great Portland Estates Plc                        1,709,712
          822,035   Greenalls Group Plc                               5,610,177
          217,900   Hammerson Plc                                     1,804,625
        1,905,423   Hillsdown Holdings                                4,988,274
          276,485   Hyder Plc                                         4,270,081
          210,670   Imperial Chemical Industries Plc                  3,845,034
          162,700   Kingfisher                                        2,806,101
          215,273   Kwik Save Group                                   1,219,298
        6,160,950   Ladbroke Group                                   31,040,653
           74,946   Laing (John)                                        387,472
          265,900   Land Securities                                   4,980,024
        4,574,650   Lasmo                                            20,807,520

20            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    United Kingdom - continued
          423,125   Legal & General Group                             4,744,359
        3,880,448   Lloyds TSB Group                                 58,396,901
        4,533,642   Lonrho                                            7,016,763
          294,260   Meggitt                                             760,664
          541,500   MEPC Ord                                          5,331,647
          433,600   Meyer International                               2,705,766
        1,834,180   Mirror Group Plc                                  5,133,962
        4,016,490   National Power                                   41,629,784
          366,300   Next                                              4,996,791
        1,768,500   Northern Foods Plc                                7,891,074
        1,281,100   Orange Plc *                                      7,271,919
        1,607,500   Peninsular & Oriental Steam Navigation Co        20,710,809
        4,847,532   Pilkington                                        9,098,866
        1,450,374   Powergen                                         20,262,526
           89,930   Provident Financial Plc *                         1,458,487
          332,500   Prudential Corp                                   4,987,372
          591,400   Railtrack Group Plc                               9,007,096
        1,619,900   Rentokil Plc                                      7,994,828
        1,709,500   Reuters Group Plc *                              17,211,840
          402,810   RMC Group                                         6,141,479
          182,700   Royal Bank of Scotland Group *                    2,827,666
          652,700   Sainsbury (J)                                     5,032,134
           97,080   Schroders                                         3,668,379
        1,396,200   Scottish Hydro-Electric Plc                      12,522,949
        2,609,398   Scottish Power Plc                               22,255,216
        7,203,600   Sears                                             6,226,882
          842,600   Sedgwick Group                                    2,054,236
          849,982   Severn Trent Plc                                 13,085,282
        2,828,224   Signet Group Plc *                                1,816,102
       41,903,056   Signet Group *                                           69
          963,867   Simon Engineering                                   785,568
          231,800   Slough Estates                                    1,536,176
        4,630,638   Smithkline Beecham Plc                           57,945,026
          712,200   Smiths Industries Plc                            10,659,273
        2,089,845   Southern Electric Plc                            17,634,765
        1,532,847   Storehouse Plc                                    6,536,726
        3,709,375   T & N                                            15,451,939
        7,599,880   Tarmac                                           12,575,768
        2,396,200   Taylor Woodrow Plc                                7,969,593
          679,500   Thames Water                                      9,890,163
        1,345,800   TI Group Plc                                     11,633,263
        2,964,740   Unilever Plc                                     26,847,944
        2,083,775   United Biscuits                                   9,194,907
        2,473,750   United Utilities                                 33,235,920


              See accompanying notes to the financial statements.             21

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

        Shares      Description                                     Value ($)
--------------------------------------------------------------------------------

                    United Kingdom - continued
          449,010   Viglen Technology Plc *                             251,360
          723,310   Viglen Technology Plc Entitlement Letters*                -
        2,984,170   Vodafone Group Plc                               26,532,554
          738,100   Waste Management International *                  2,187,507
          700,979   Wessex Water Plc                                  5,597,685
          966,510   Whitbread Plc Class A                            15,595,315
        2,885,100   Wimpey (George)                                   5,842,890
        1,332,432   Yorkshire Water                                  11,254,447
                                                                 ---------------
                                                                    913,492,638
                                                                 ---------------

                    TOTAL STOCK AND EQUIVALENTS
                    (Cost $3,409,853,876)                         3,592,648,619
                                                                 ---------------

                    INVESTMENT FUNDS - 0.0%
                    Australia - 0.0%
        1,078,000   Advance Property Fund                             1,255,803
           47,400   Franked Income Fund                                 164,685
                                                                 ---------------
                                                                      1,420,488
                                                                 ---------------
                    Netherlands - 0.0%
           30,300   Schroders International Property Fund                55,733
                                                                 ---------------


                    TOTAL INVESTMENT FUNDS (Cost $1,359,880)          1,476,221
                                                                 ---------------
        Shares/
       Par Value    DEBT OBLIGATIONS - 0.1%
                    United Kingdom - 0.1%
  GBP   1,178,995   Viglen Technology Plc Floating Rate Note,
                    6.75% due 9/1/2000                                1,941,215
  GBP     311,023   Viglen Technology Plc Floating Rate Note,
                    6.99% due 1/1/2001                                  512,099
                                                                 ---------------
                                                                      2,453,314
                                                                 ---------------

                    TOTAL DEBT OBLIGATIONS (Cost $1,334,817)          2,453,314
                                                                 ---------------

                    SHORT-TERM INVESTMENTS - 8.1%
                    Cash Equivalents - 6.1%
    $  89,300,000   Republic Bank of New York Time Deposit,
                    5.63% due 3/2/98                                 89,300,000
      140,604,073   The Boston Global Investment Trust (b)          140,604,073
                                                                 ---------------
                                                                    229,904,073
                                                                   -------------
                    U.S. Government - 2.0%
    $  76,500,000   U.S. Treasury Bill, 5.39% due 1/7/99 (a)         73,109,711
                                                                 ---------------


                    TOTAL SHORT-TERM INVESTMENTS
                    (Cost $303,078,319)                             303,013,784
                                                                 ---------------


22            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


--------------------------------------------------------------------------------

                 TOTAL INVESTMENTS - 104.2%
                 (Cost $3,715,626,892)                            3,899,591,938

                 Other Assets and Liabilities (net) -  (4.2%)      (157,629,676)
                                                                 ---------------

                 TOTAL NET ASSETS - 100.0%                     $  3,741,962,262
                                                                 ===============



                 Notes to the Schedule of Investments:

                 ADR American Depositary Receipt

                 (a) All or a portion of this security is held as collateral for open futures contracts.

                 (b)  Represents investment of security lending collateral (Note
                      1).

                 (c)  Bankrupt issuer.


                 * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.



              See accompanying notes to the financial statements.             23

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


--------------------------------------------------------------------------------

                 At February 28, 1998, industry sector diversification of the Fund's equity investments was as follows:


                 Industry Sector (Unaudited)


                 Banking                              13.0%
                 Utilities                             7.9
                 Consumer Goods                        7.7
                 Services                              6.4
                 Conglomerates                         5.1
                 Construction                          4.9
                 Telecommunications                    4.8
                 Oil and Gas                           4.6
                 Health Care                           4.5
                 Chemicals                             4.4
                 Transportation                        3.8
                 Real Estate                           3.6
                 Electronic Equipment                  3.4
                 Insurance                             3.0
                 Paper and Allied Products             2.7
                 Food and Beverage                     2.6
                 Retail Trade                          2.6
                 Machinery                             2.5
                 Automotive                            2.5
                 Metals and Mining                     2.1
                 Communications                        1.9
                 Financial Services                    0.9
                 Textiles                              0.5
                 Aerospace                             0.4
                 Computers                             0.1
                 Miscellaneous                         4.1
                                                   -------
                                                     100.0%
                                                   =======


24            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)


Statement of Assets and Liabilities - February 28, 1998
-----------------------------------------------------------------------------------------------
Assets:
    Investments, at value (cost $3,715,626,892) (Note 1)                        $ 3,899,591,938
    Foreign currency, at value (cost $10,709,447) (Note 1)                           10,742,505
    Cash                                                                                 94,724
    Receivable for Fund shares sold                                                     264,666
    Receivable for investments sold                                                      49,802
    Dividends and interest receivable                                                 4,307,818
    Foreign withholding taxes receivable                                              4,397,359
    Receivable for open swap contracts (Notes 1 and 5)                               38,660,933
    Receivable for open forward foreign currency contracts (Notes 1 and 5)           45,150,762
    Receivable for expenses waived or borne by Manager (Note 2)                         435,216
                                                                                 --------------
       Total assets                                                               4,003,695,723
                                                                                 --------------

Liabilities:
    Payable upon return of securities loaned (Note 1)                               140,604,073
    Payable for investments purchased                                                   151,889
    Payable for variation margin on open futures contracts (Notes 1 and 5)            1,519,527
    Payable for open forward foreign currency contracts (Notes 1 and 5)              95,692,374
    Payable for Fund shares repurchased                                              20,071,223
    Payable to affiliate for (Note 2):
       Management fee                                                                 2,133,200
       Shareholder service fee                                                          395,181
    Accrued expenses                                                                  1,165,994
                                                                                 --------------
       Total liabilities                                                            261,733,461
                                                                                 --------------

Net assets                                                                      $ 3,741,962,262
                                                                                 ==============
Net assets consist of:
    Paid-in capital                                                             $ 3,503,831,089
    Distributions in excess of net investment income                                (13,664,487)
    Accumulated undistributed net realized gain                                      64,940,672
    Net unrealized appreciation                                                     186,854,988
                                                                                 --------------

                                                                                $ 3,741,962,262
                                                                                 ==============
Net assets attributable to:
    Class II Shares                                                             $    12,500,387
                                                                                 ==============
    Class III Shares                                                            $ 3,046,509,668
                                                                                 ==============
    Class IV Shares                                                             $   682,952,207
                                                                                 ==============

Shares outstanding:
    Class II                                                                            539,724
                                                                                 ==============
    Class III                                                                       131,331,157
                                                                                 ==============
    Class IV                                                                         29,449,788
                                                                                 ==============

Net asset value per share:
    Class II                                                                    $         23.16
                                                                                 ==============
    Class III                                                                   $         23.20
                                                                                 ==============
    Class IV                                                                    $         23.19
                                                                                 ==============


              See accompanying notes to the financial statements.             25

GMO International Core Fund
(A Series of GMO Trust)


Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------------------------
Investment income:
    Dividends (net of foreign tax expense of $11,084,792)                   $         104,434,383
    Interest (including securities lending income of $1,904,825)                       11,578,563
                                                                              --------------------
       Total income                                                                   116,012,946
                                                                              --------------------
Expenses:
    Management fee (Note 2)                                                            30,572,502
    Custodian fees                                                                      3,224,655
    Legal fees                                                                             81,307
    Audit fees                                                                             74,159
    Transfer agent fees                                                                    63,554
    Trustees fee (Note 2)                                                                  37,252
    Registration fees                                                                      17,000
    Stamp duties and transfer taxes                                                         5,523
    Miscellaneous                                                                          34,983
    Fees waived or borne by Manager (Note 2)                                          (12,093,211)
                                                                              --------------------
                                                                                       22,017,724
    Shareholder service fee (Note 2)
       Class I                                                                              7,600
       Class II                                                                            74,548
       Class III                                                                        5,925,551
       Class IV                                                                            80,453
                                                                              --------------------


       Net expenses                                                                    28,105,876
                                                                              --------------------

         Net investment income                                                         87,907,070
                                                                              --------------------

Realized and unrealized gain (loss):
       Net realized gain (loss) on:
         Investments                                                                  369,594,289
         Closed futures contracts                                                      64,189,567
         Closed swap contracts                                                         55,168,217
         Foreign currency, forward contracts and foreign
            currency related transactions                                             (46,206,918)
                                                                              --------------------
            Net realized gain                                                         442,745,155
                                                                              --------------------

       Change in net unrealized appreciation (depreciation) on:
         Investments                                                                 (110,021,917)
         Open futures contracts                                                        18,232,787
         Open swap contracts                                                           16,068,733
         Foreign currency, forward contracts and foreign
            currency related transactions                                             (22,245,129)
                                                                              --------------------
            Net unrealized loss                                                       (97,965,526)
                                                                              --------------------
       Net realized and unrealized gain                                               344,779,629
                                                                              --------------------
Net increase in net assets resulting from operations                        $         432,686,699
                                                                              ====================

26          See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Year Ended           Year Ended
                                                               February 28, 1998     February 28, 1997
                                                               -----------------     -----------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                       $    87,907,070      $   103,049,778
    Net realized gain                                               442,745,155          231,885,655
    Change in net unrealized appreciation (depreciation)            (97,965,526)         (42,361,514)
                                                                ---------------      ---------------

    Net increase in net assets resulting from
       operations                                                   432,686,699          292,573,919
                                                                ---------------      ---------------

Distributions to shareholders from:
    Net investment income
       Class I                                                         (104,457)              (2,078)
       Class II                                                      (1,185,156)            (231,954)
       Class III                                                   (115,540,157)         (56,618,907)
                                                                ---------------      ---------------
       Total distributions from net investment income              (116,829,770)         (56,852,939)
                                                                ---------------      ---------------

    Net realized gains
       Class I                                                         (411,274)              (8,575)
       Class II                                                      (4,695,006)            (932,158)
       Class III                                                   (446,289,351)        (264,270,135)
                                                                ---------------      ---------------
       Total distributions from net realized gains                 (451,395,631)        (265,210,868)
                                                                ---------------      ---------------

Net share transactions: (Note 4)
       Class I                                                          261,289              206,837
       Class II                                                      (8,131,121)          25,522,151
       Class III                                                   (974,400,627)        (275,828,032)
       Class IV                                                     601,324,132            -
                                                                ---------------      ---------------
    Decrease in net assets from net fund share transactions        (380,946,327)        (250,099,044)
                                                                ---------------      ---------------


    Total decrease in net assets                                   (516,485,029)        (279,588,932)


Net assets:
    Beginning of period                                           4,258,447,291        4,538,036,223
                                                                ---------------      ---------------

    End of period (including distributions in excess of
       net investment income of $13,664,487 and
       accumulated undistributed net investment
       income of $9,222,649, respectively)                      $ 3,741,962,262      $ 4,258,447,291
                                                                ===============      ===============


              See accompanying notes to the financial statements.             27

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                       Period from September 10, 1996
                                                            Period from March 1, 1997   (commencement of operations)
                                                               to January 9, 1998           to February 28, 1997
                                                              --------------------          --------------------
Net asset value, beginning of period                         $              24.36          $              24.17
                                                              --------------------          --------------------

Income (loss) from investment operations:
  Net investment income                                                      0.47(d)                       0.14
  Net realized and unrealized gain (loss)                                   (0.58)                         1.38
                                                              --------------------          --------------------

    Total from investment operations                                        (0.11)                         1.52
                                                              --------------------          --------------------

Less distributions to shareholders:
  From net investment income                                                (0.74)                        (0.26)
  From net realized gains                                                   (2.92)                        (1.07)
                                                              --------------------          --------------------

    Total distributions                                                     (3.66)                        (1.33)
                                                              --------------------          --------------------

Net asset value, end of period                               $              20.59(e)       $              24.36
                                                              ====================          ====================

Total Return (a)                                                           (0.83%)                        6.38%


Ratios/Supplemental Data:

         Net assets, end of period (000's)                   $                 --          $                208
         Net expenses to average
              daily net assets                                              0.82% *                        0.85 *(b)
         Net investment income to average
              daily net assets                                              2.22% *                       1.12% *
         Portfolio turnover rate                                              68%                           97%
         Average broker commission rate (c)                  $             0.0077          $             0.0062
         Fees and expenses voluntarily waived or borne by
              the Manager consisted of the following per
              share amounts:                                 $               0.06          $               0.04


*    Annualized

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .03% of average daily net assets.

(c) The average broker commission rate will vary depending on the markets in which trades are executed.

(d)  Computed using average shares outstanding throughout the period.

(e) All Class I shares of the fund were exchanged for Class II shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.



28            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                    Period from September 26, 1996
                                                                    Year Ended       (commencement of operations)
                                                                February 28, 1998        to February 28, 1997
                                                                -----------------        --------------------
Net asset value, beginning of period                            $          24.36           $          24.60
                                                                 ----------------           ----------------

Income (loss) from investment operations:
  Net investment income                                                     0.52 (d)                   0.14
  Net realized and unrealized gain                                          1.94                       0.96
                                                                 ----------------           ----------------

    Total from investment operations                                        2.46                       1.10
                                                                 ----------------           ----------------

Less distributions to shareholders:
  From net investment income                                               (0.74)                     (0.27)
  From net realized gains                                                  (2.92)                     (1.07)
                                                                 ----------------           ----------------

    Total distributions                                                    (3.66)                     (1.34)
                                                                 ----------------           ----------------

Net asset value, end of period                                  $          23.16           $          24.36
                                                                 ================           ================

Total Return (a)                                                          11.60%                      4.51%


Ratios/Supplemental Data:

         Net assets, end of period (000's)                      $         12,500           $         25,302
         Net expenses to average
              daily net assets                                             0.76%                      0.80% *(b)
         Net investment income to average
              daily net assets                                             2.14%                      0.98% *
         Portfolio turnover rate                                             68%                        97%
         Average broker commission rate (c)                     $         0.0077           $         0.0062
         Fees and expenses voluntarily waived or borne by
              the Manager consisted of the following per
              share amounts:                                    $           0.07           $           0.05


*    Annualized

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .04% of average daily net assets.

(c) The average broker commission rate will vary depending on the markets in which trades are executed.

(d)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             29

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                               Year Ended February 28/29,
                                                         ---------------------------------------------------------------------------
                                                              1998          1997              1996           1995          1994
                                                         ------------   -----------      ------------   ------------    -----------
Net asset value, beginning of period                  $      24.37   $     24.62      $      22.32   $      25.56    $     18.51
                                                      ------------   -----------      ------------   ------------    -----------

Income (loss) from investment operations:
  Net investment income                                       0.54 (d)      0.59              0.36           0.27           0.29
  Net realized and unrealized gain (loss)                     1.96          1.02              3.09          (1.57)          7.44
                                                      ------------   -----------      ------------   ------------    -----------

    Total from investment operations                          2.50          1.61              3.45          (1.30)          7.73
                                                      ------------   -----------      ------------   ------------    -----------

Less distributions to shareholders:
  From net investment income                                 (0.75)        (0.33)            (0.39)         (0.35)         (0.27)
  From net realized gains                                    (2.92)        (1.53)            (0.76)         (1.59)         (0.41)
                                                      ------------   -----------      ------------   ------------    -----------

    Total distributions                                      (3.67)        (1.86)            (1.15)         (1.94)         (0.68)
                                                      ------------   -----------      ------------   ------------    -----------

Net asset value, end of period                        $      23.20   $     24.37      $      24.62   $      22.32    $     25.56
                                                      ============   ===========      ============   ============    ===========

Total Return (a)                                            11.71%         6.72%            15.72%         (5.31%)        42.10%


Ratios/Supplemental Data:

      Net assets, end of period (000's)               $  3,046,510   $ 4,232,937      $  4,538,036   $  2,591,646    $ 2,286,431
      Net expenses to average
        daily net assets                                     0.69%         0.71% (b)         0.71% (b)      0.70%          0.71% (b)
      Net investment income to average
        daily net assets                                     2.19%         2.34%             1.93%          1.48%          1.48%
      Portfolio turnover rate                                  68%           97%               14%            53%            23%
      Average broker commission rate (c)              $     0.0077   $    0.0062               N/A            N/A            N/A
      Fees and expenses voluntarily waived or borne by
        the Manager consisted of the following per
        share amounts:                                $       0.07   $      0.06      $       0.03   $       0.03    $      0.03


(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.

(d)  Computed using average shares outstanding throughout the period.


30            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                    Period from January 9, 1998
                                                    (commencement of operations)
                                                        to February 28, 1998
                                                       ----------------------

Net asset value, beginning of period                           $       20.61
                                                                ------------

Income from investment operations:
  Net investment income                                                 0.02 (c)
  Net realized and unrealized gain                                      2.56
                                                                ------------


    Total from investment operations                                    2.58
                                                                ------------


Net asset value, end of period                                 $       23.19
                                                                ============

Total Return (a)                                                      12.52%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                         $     682,952
     Net expenses to average
           daily net assets                                            0.63% *
     Net investment income to average
           daily net assets                                            0.68% *
     Portfolio turnover rate                                             68%
     Average broker commission rate (b)                        $      0.0077
     Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amount:                                       $        0.01


*      Annualized
(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(b) The average broker commission rate will vary depending on the markets in which trades are executed.
(c)    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             31

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO International Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class II shares. Additionally, Class IV shares commenced operations on January 9, 1998.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 5 for all open futures contracts as of February 28, 1998.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 5 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 5 for a summary of the open swap agreement as of February 28, 1998.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $131,279,631 collateralized by cash in the amount of $140,604,073, which was invested in a short-term instrument.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and passive foreign investment company transactions and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $1,754,151.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Distributions in                Accumulated
     Excess of Net               Undistributed Net
   Investment Income               Realized Gain               Paid-in Capital
------------------------       -----------------------       -------------------

       $6,035,564                    ($7,751,716)                 $1,716,152

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .60% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .75% of the amount invested. All purchase premiums are paid to and are recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 4. For the year ended February 28, 1998, the Fund received $1,253,729 in purchase premiums. There is no premium for cash redemptions or reinvested distributions. Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. A purchase premium of up to 0.10% may be charged on certain in-kind transactions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   Fees and other transactions with affiliates
     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

     GMO has agreed to waive a portion of its fee until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for fees exceeding .69%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $37,252. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchase and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998 aggregated $2,648,648,497 and $3,425,987,739, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized    Gross Unrealized   Net Unrealized
       Aggregate Cost      Appreciation        Depreciation      Appreciation
     ------------------  -----------------   ----------------  ---------------

       $3,747,223,350      $576,726,579        $424,357,991      $152,368,588

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
4.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums received by the Fund, were as follows:


                                                                                       Period from September 10, 1996
                                            Period from March 1, 1997                   (commencement of operations)
                                               to January 9, 1998                             to February 28, 1997
                                   --------------------------------------------   -----------------------------------------
      Class I:                           Shares                 Amount                 Shares                Amount
                                   -------------------   ----------------------   -----------------    --------------------
     Shares sold                              129,549    $           3,082,734               8,196     $           198,184

     Shares issued to
     shareholders in reinvestment
     of distributions                          23,945                  515,731                 440                  10,653
     Shares repurchased                      (162,048)              (3,337,176)                (82)                 (2,000)
                                   -------------------   ----------------------   -----------------    --------------------
     Net increase (decrease)                   (8,554)   $             261,289               8,554     $           206,837
                                   ===================   ======================   =================    ====================


                                                                                       Period from September 26,1996
                                                   Year Ended                           (commencement of operations)
                                                February 28, 1998                            to February 28, 1997
                                   --------------------------------------------   -----------------------------------------
      Class II:                          Shares                 Amount                 Shares                Amount
                                   -------------------   ----------------------   -----------------    --------------------
     Shares sold                              763,855    $          18,068,147             990,710     $        24,358,040
     Shares issued to
     shareholders in reinvestment
     of distributions                         274,162                5,880,162              48,104               1,164,111
     Shares repurchased                    (1,537,107)             (32,079,430)                  -                       -
                                   -------------------   ----------------------   -----------------    --------------------
     Net increase (decrease)                 (499,090)   $          (8,131,121)          1,038,814     $        25,522,151
                                   ===================   ======================   =================    ====================


GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
Share transactions - continued


                                                   Year Ended                                    Year Ended
                                                February 28, 1998                            February 28, 1997
                                   --------------------------------------------   -----------------------------------------
     Class III:                          Shares                 Amount                 Shares                Amount
                                   -------------------   ----------------------   -----------------    --------------------
     Shares sold                           19,930,602    $         489,010,908          26,694,331     $       662,148,445
     Shares issued to
     shareholders in
     reinvestment of
     distributions                         23,749,073              513,606,936          12,151,121             296,116,351
     Shares repurchased                   (86,021,674)          (1,977,018,471)        (49,513,521)         (1,234,092,828)
                                   -------------------   ----------------------   -----------------    --------------------
     Net decrease                         (42,341,999)   $        (974,400,627)        (10,668,069)    $      (275,828,032)
                                   ===================   ======================   =================    ====================


                                              Period from January 9, 1998
                                             (commencement of operations)
                                                 to February 28, 1998
                                          ----------------------------------
      Class IV:                                Shares           Amount
                                          ---------------   ----------------
     Shares sold                              32,918,242    $   678,472,578
     Shares issued to shareholders in
     reinvestment of distributions                -                 -
     Shares repurchased                       (3,468,454)       (77,148,446)
                                          ---------------   ----------------
     Net increase                             29,449,788    $   601,324,132
                                          ===============   ================

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

5.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Forward currency contracts

                                                                                                           Net Unrealized
        Settlement                                        Units of                                          Appreciation
           Date             Deliver/Receive               Currency                    Value                (Depreciation)
      ---------------  --------------------------   ---------------------      --------------------      -------------------
      Buys
      3/6/98                      ATS                      1,109,395,622     $          86,903,000     $        (3,257,106)
      7/16/98                     ATS                        814,379,622                64,261,251                 (48,284)
      4/17/98                     AUD                         70,914,834                48,353,280              (1,093,895)
      3/6/98                      BEF                      8,198,259,690               218,889,639              (7,768,501)
      7/16/98                     BEF                      5,473,244,600               147,217,295                (188,024)
      4/17/98                     CAD                        104,838,494                73,744,046                (893,275)
      3/6/98                      CHF                        336,557,083               229,416,319              (1,816,875)
      7/16/98                     CHF                         62,138,265                43,080,520                (179,202)
      3/6/98                      DEM                         74,570,800                41,098,974                 132,084
      3/6/98                      ESP                     43,474,433,004               282,293,657             (10,732,995)
      7/16/98                     ESP                     28,237,964,122               184,203,683                (583,792)
      3/6/98                      FIM                        447,945,328                81,307,860              (3,824,649)
      7/16/98                     FIM                        276,365,486                50,564,528                (166,291)
      3/6/98                      FRF                      1,905,304,317               312,952,552              (3,059,920)
      7/16/98                     FRF                      1,274,568,068               210,958,335                (966,088)
      3/6/98                      GBP                        297,445,095               489,671,961                (990,794)
      3/6/98                      HKD                        830,535,241               107,273,506                  31,562
      4/17/98                     HKD                      2,162,664,330               279,021,960               6,363,811
      3/6/98                      IEP                        100,108,983               136,495,323             (10,773,255)
      7/16/98                     IEP                         90,083,920               122,748,350                (394,337)
      3/6/98                      ITL                     85,754,523,590                47,920,329              (1,384,908)
      7/16/98                     ITL                     17,265,523,590                 9,646,069                  11,398
      3/6/98                      NLG                        138,589,117                67,720,753              (2,917,191)
      7/16/98                     NLG                        118,562,117                58,397,432                  47,998


GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
      Forward currency contracts - continued
          Buys - continued


                                                                                                          Net Unrealized
        Settlement                                        Units of                                         Appreciation
           Date             Deliver/Receive               Currency                   Value                (Depreciation)
      ---------------  --------------------------   ---------------------      -------------------      -------------------

      3/6/98                      NOK                      3,383,031,427     $        447,028,865     $       (22,113,509)
      7/16/98                     NOK                      1,637,773,351              217,718,800                 227,398
      3/6/98                      SEK                      2,110,650,263              263,645,084              (7,929,343)
      7/16/98                     SEK                        279,372,222               35,034,294                  58,783
                                                                                                        -------------------
                                                                                                      $       (74,209,200)
                                                                                                        ===================

      Sales
      3/6/98                      ATS                      1,109,395,622               86,903,000                 495,487
      4/17/98                     AUD                        357,462,351              243,735,704               5,452,754
      3/6/98                      BEF                      8,198,259,690              218,889,639               2,645,206
      7/16/98                     BEF                      2,424,591,090               65,215,748                 206,866
      4/17/98                     CAD                         25,179,800               17,711,627                (211,627)
      3/6/98                      CHF                        336,557,083              229,416,319               5,631,178
      7/16/98                     CHF                        182,522,091              126,542,744                (316,384)
      3/6/98                      DEM                         74,570,800               41,098,974               1,211,608
      7/16/98                     DEM                        101,647,300               56,457,784                (171,769)
      3/6/98                      ESP                     43,474,433,004              282,293,657               3,731,513
      7/16/98                     ESP                      5,924,089,600               38,644,398                 356,314
      3/6/98                      FIM                        447,945,328               81,307,860                 968,014
      3/6/98                      FRF                      1,905,304,317              312,952,552               3,447,546
      7/16/98                     FRF                         26,761,500                4,429,392                  42,037
      3/6/98                      GBP                        297,445,095              489,671,961                (664,569)
      7/16/98                     GBP                        146,066,073              238,876,091                (145,096)
      3/6/98                      HKD                        830,535,241              107,273,506              (4,516,285)
      4/17/98                     HKD                      3,486,389,077              449,805,871              (8,354,795)
      3/6/98                      IEP                        100,108,983              136,495,323               1,708,074
      7/16/98                     IEP                         10,025,063               13,660,150                 174,436
      3/6/98                      ITL                     85,754,523,590               47,920,329                (161,773)
      4/17/98                     JPY                      4,883,874,760               38,918,438               1,613,562
      3/6/98                      NLG                        138,589,117               67,720,753                  61,942

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
        Forward currency contracts - continued
        Sales - continued

                                                                                                          Net Unrealized
        Settlement                                        Units of                                         Appreciation
           Date             Deliver/Receive               Currency                   Value                (Depreciation)
      ---------------  --------------------------   ---------------------      -------------------      -------------------
      3/6/98                      NOK                      3,383,031,427      $       447,028,865      $         8,228,088
      7/16/98                     NOK                        535,097,917               71,133,699                  292,381
      3/6/98                      SEK                      2,110,650,263              263,645,084                2,010,722
      7/16/98                     SEK                        285,445,484               35,795,904                 (67,842)
                                                                                                        -------------------
                                                                                                       $        23,667,588
                                                                                                        ===================

       Currency Abbreviations:

       ATS          Austrian Schilling          GBP        British Pound
       AUD          Australian Dollar           HKD        Hong Kong Dollar
       BEF          Belgian Franc               IEP        Irish Pound
       CAD          Canadian Dollar             ITL        Italian Lira
       CHF          Swiss Franc                 JPY        Japanese Yen
       DEM          German Mark                 NLG        Netherlands Guilder
       ESP          Spanish Peseta              NOK        Norwegian Kroner
       FIM          Finnish Markka              SEK        Swedish Krona
       FRF          French Franc

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
Futures contracts

                                                                                                        Net Unrealized
       Number of                                                                                         Appreciation
       Contracts        Type                      Expiration Date          Contract Value               (Depreciation)
    -----------------   ---------------------  ----------------------    --------------------        ---------------------
    Buys
                 691    DAX                    March 1998               $        179,208,789        $          19,458,500
               1,449    MIB 30                 March 1998                        235,198,826                   38,537,032
                 249    TSE 35                 March 1998                         33,496,856                    2,229,389
                                                                                                     ---------------------
                                                                                                    $          60,224,921
                                                                                                     =====================

    Sales
               2,934    ALL ORDS               March 1998               $        134,918,240        $         (7,046,524)
               1,193    FTSE 100 ID            March 1998                        283,887,203                 (25,208,008)
                 994    HANG SENG              March 1998                         74,140,781                  (6,577,712)
                 174    IBEX                   March 1998                         10,111,353                    (831,876)
                 358    MATIF CAC 40           March 1998                         40,354,921                  (5,243,825)
                 143    TOPIX                  March 1998                         14,443,758                    (272,818)
                  79    OMX STOCK              March 1998                          2,711,481                     (67,742)
                                                                                                     ---------------------
                                                                                                    $        (45,248,505)
                                                                                                     =====================

     At February 28, 1998 the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Swap agreement

           Notional            Expiration                                                                  Unrealized
           Amount                 Date                           Description                              Appreciation
   ------------------------  --------------- -----------------------------------------------------     --------------------
           CHF 241,069,567       8/6/98      Agreement with Swiss Bank Corporation dated 8/6/97
                                             to receive (pay) the notional amount multiplied by
                                             the return on the Swiss Market Index (including
                                             dividends) and to pay the notional amount
                                             multiplied by 6 month CHF LIBOR adjusted by a
                                             specified spread.                                         $        38,660,933
                                                                                                       ====================


GMO International Core Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 60.25% as net capital gain dividends.

GMO International Core Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO International Core Fund returned 11.7% for the fiscal year ended February 28, 1998 as compared to 15.5% for EAFE and 18.9% for the GMO EAFE-Lite Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

Effect of country weights (local currency terms)

Overseas markets were mixed during the fiscal year. Although a strong bull market prevailed in Europe, the investment climate was difficult for investors in the Far East. Poor economic conditions in Japan combined with the fallout from the Asian currency crisis caused most stock markets in the Pacific Rim to fall significantly. Hedging currency exposure back to the strong-performing U.S. dollar added to the absolute performance of the Fund.

Within Europe, ten of the fourteen EAFE markets returned in excess of 30% for the year, led by strong performance of the largest international blue chip companies. On the other hand, small European stocks performed poorly throughout the region.

Weakness in the Pacific Rim countries offset the strong performance of the European markets. Many of the Pacific Rim countries represented in the index (Japan, Malaysia, Hong Kong and Singapore) were significantly affected by the debt crisis in the Asian markets. Weakening currencies further depressed returns for dollar-based investors. In the crisis environment pervading these markets, both large and small stocks performed poorly in absolute terms, however, smaller stocks were more drastically affected by the turn of events.

Country selection contributed negatively to the Fund's performance for the year, primarily in some of the Asian countries where the Fund had slight overweights in the latter part of the year. In Europe, where the Fund was underweight in many of the expensive markets, including the Netherlands, Switzerland, and the United Kingdom, performance was also negatively affected. These decisions were somewhat offset by the Fund's overweighting of the Italian market, which was one of the best performing EAFE markets for the year, as well as by underweighting Japan.

Relative to EAFE, country selection added value, primarily due to the Fund's underweight in Japan.

Effect of currency weights

The dollar strengthened versus every currency in the EAFE-Lite benchmark during the year with the exception of the Swiss franc and the pound sterling. Currency allocation contributed negatively to performance through the Fund's underweighting of the strong-performing Swiss and British currencies and through its modest overweights in some of the Asian currencies (Malaysia and Singapore). The Fund benefited from underweighting the Dutch guilder and Australian dollar. The Fund was modestly hedged back to the U.S. dollar during the year, which added value as well.

Effect of stock selection

Stock selection was negative for the year as the Fund's value orientation was not rewarded in a market environment that favored the largest, growth-oriented international stocks. This trend was perhaps best exemplified by the remarkable spread between large and small stocks in the U.K., where the largest 20% of the market outperformed the smallest 20% by a margin of twenty-seven percentage points (27%). As a group, the largest multinational stocks are very expensive relative to their historical levels, and the Fund maintained a significant underweight in these stocks during the year. Our bias in favor of smaller, less expensive companies, was not rewarded.

Portfolio structure and outlook

Country selection. The International Core Fund remains underweight in Japan. The Fund holds no weight in the Netherlands and we have increased our underweight in the U.K. as the market (and the British pound) appear expensive on all of our valuation measures. The Fund's largest overweight positions are in Italy and Canada.

Currency Selection. Among currencies, the Fund is slightly underweight in the European currencies and holds a larger underweight in the Asian/Pacific Rim currencies. The Fund's largest underweights are the Dutch guilder, Swiss Franc, Deutsche mark and pound sterling. The Fund continues to emphasize the Canadian dollar, Norwegian krone, Spanish peseta and French franc.

Stock selection. Small stocks in EAFE are now cheaper than they have been in more than twenty years. Value stocks are also very attractive in many European markets, following the strong run over the last several years in multinational companies. While small stocks also appear attractive in a number of the Pacific Rim countries, we are somewhat more cautious about their outlook given their higher risk of bankruptcy in what will likely be a difficult economic environment. Overall, the Fund remains about 20% overweight in smaller stocks and 20% underweight in large, multinational stocks.

The Fund is very well positioned to outperform the benchmark over the next three years. Although the restructuring craze in Europe may well provide support for large companies in the short term, we believe large cap companies (whose valuations are historically high) are susceptible to earnings disappointments, and eventually, shrinking profit margins. We expect value and small stocks to do well in many countries over the next several years.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

International Core Fund

           Comparison of Change in Value of a $10,000 Investment in GMO International Core Fund Class III Shares and the MSCI EAFE Index
                            As of February 28, 1998

                   ------------------------------------------
                          Average Annual Total Return
                   ------------------------------------------
                                                    Since
                     1 Year    5 Year   10 Year   Inception
                   ------------------------------------------
             Class                                  9/26/96
              II     10.9%      n/a       n/a        11.0%
                   ------------------------------------------
             Class
              III    11.0%     13.0%     11.7%        n/a
                   ------------------------------------------
             Class                                  1/9/98
              IV      n/a       n/a       n/a        11.8%
                   ------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Date      GMO International Core Fund   MSCI EAFE Index

            2/29/88                $9,940                $10,000
            2/28/89               $12,720                $12,083
            2/28/90               $14,459                $11,695
            2/28/91               $15,992                $11,426
            2/29/92               $15,992                $10,578
            2/28/93               $16,224                $10,141
            2/28/94               $23,042                $14,114
            2/28/95               $21,819                $13,488
            2/29/96               $25,249                $15,760
            2/28/97               $26,945                $16,271
            2/28/98               $30,101                $18,788

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 60 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class IV and Class II shares may vary due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO Japan Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO Japan Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Japan Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 20, 1998

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

   Shares         Description                                       Value ($)
--------------------------------------------------------------------------------

                  STOCK AND EQUIVALENTS - 97.6%
                  Automotive - 4.6%
        2,000     Autobacs Seven                                         75,200
       48,000     Denso Corp                                            980,290
      142,000     Fuji Heavy Industries Ltd                             532,795
       20,000     Honda Motor Co Ltd                                    691,839
       95,000     Isuzu Motors Ltd                                      205,296
       14,600     Mabuchi Motor Co                                      780,100
      200,000     Mazda Motor Corp *                                    638,012
       46,000     NGK Spark Plug Co                                     332,447
       87,000     Toyota Motor Corp                                   2,403,467
       28,000     Yamaha Motor Co                                       180,416
                                                                 ---------------
                                                                      6,819,862
                                                                 ---------------
                  Banking - 0.1%
       14,000     Bandai Co                                             208,343
                                                                 ---------------
                  Chemicals - 3.5%
      365,000     Daicel Chemical Industries Ltd                        808,992
        9,000     Hitachi Chemical Co                                    55,996
      204,000     Japan Synthetic Rubber Co Ltd                       1,060,936
       39,000     Kureha Chemical Industry Co Ltd                       105,272
      208,000     Mitsubishi Gas Chemical Co Inc                        681,639
       72,000     Mitsui Petrochemical Industries Ltd                   202,327
       20,000     Nagase & Co                                            77,575
       20,000     Nippon Paint Co                                        41,954
       56,000     Nippon Soda Chemical Co Ltd                           500,910
       38,000     Shin-Etsu Chemical Co Ltd                             836,223
      411,000     Showa Denko                                           553,075
       17,000     Sumitomo Bakelite Co Ltd                              108,731
       27,000     Tokuyama Corp                                          85,277
       48,000     Tokyo Ink Manufacturing Co Ltd                        123,106
                                                                 ---------------
                                                                      5,242,013
                                                                 ---------------
                  Computers and Office Equipment - 0.5%
       44,000     NCR Japan Ltd                                         171,012
        8,000     Nihon Unisys Ltd                                       42,809
       46,000     Ricoh Co Ltd                                          491,570
                                                                 ---------------
                                                                        705,391
                                                                 ---------------
                  Conglomerates - 0.4%
       77,000     Mitsubishi Corp                                       585,744
                                                                 ---------------
                  Construction - 3.5%
      468,000     Aoki Corp *                                           433,436
       15,000     Chudenko Corp                                         408,454


              See accompanying notes to the financial statements.              1

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Shares         Description                                       Value ($)
--------------------------------------------------------------------------------

                  Construction - continued
       29,000     Daiwa House Industry Co Ltd                           226,803
      212,000     Haseko Corp *                                         194,665
       68,000     INAX Corp                                             285,285
      106,000     Maeda Corp                                            374,226
      501,000     Mitsui Engineering & Shipbuilding *                   511,589
       52,000     National House Industrial                             489,828
       57,000     Okumura Corp                                          253,123
       91,000     Penta Ocean Construction                              200,974
      248,000     Sato Kogyo Co Ltd                                     296,430
       40,000     Sekisui House Ltd                                     315,048
      154,000     Shokusan Jutaku Sogo Co Ltd *                         132,874
       67,000     Takara Standard Co                                    430,120
       25,000     Takuma Corp                                           219,663
      152,000     Tokyo Construction Co Ltd                             186,496
       21,000     Toyo Exterior Co Ltd                                  192,828
                                                                 ---------------
                                                                      5,151,842
                                                                 ---------------
                  Consumer Goods - 8.0%
       50,000     Citizen Watch Co                                      362,147
        8,000     Daikin Industries Ltd                                  40,212
       55,000     Ezaki Glico Co Ltd                                    343,940
       99,800     Fuji Photo Film Co Ltd                              3,910,473
       22,000     Hitachi Maxell Ltd                                    407,504
       70,000     Kao Corp                                              947,518
       53,000     Minolta Co Ltd                                        318,847
       61,000     Nikon Corp                                            593,921
       37,300     Nintendo Co Ltd                                     3,424,998
       44,000     Olympus Optical Co Ltd                                346,204
        6,000     Ushio Inc                                              47,447
       46,000     Victor Co of Japan Ltd                                407,821
       44,000     Yakult Honsha Co Ltd                                  297,792
       49,000     Yamaha Corp                                           543,022
                                                                 ---------------
                                                                     11,991,846
                                                                 ---------------
                  Electric - 2.2%
       30,000     Kinden Corp                                           401,330
       28,000     Kokusai Electric                                      259,321
       63,000     Matsushita Electric Industrial Co Ltd                 917,597
      245,000     Mitsubishi Electric Corp                              744,716
      232,000     Oki Electric Industry                                 598,686
       65,000     Showa Electric Wire & Cable                           158,474
       58,000     Stanley Electric Co Ltd                               200,633
                                                                 ---------------
                                                                      3,280,757
                                                                 ---------------

2             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Shares         Description                                       Value ($)
--------------------------------------------------------------------------------

                  Electronics - 5.4%
        6,000     Aiwa Co                                               170,031
       12,000     Brother Industries Ltd                                 32,676
       20,000     Fanuc Co                                              728,251
       71,000     Hosiden Corp *                                        668,804
       57,000     Japan Aviation Electronics                            265,756
       36,000     Kyocera Corp                                        1,937,782
       26,000     Nichicon Corp                                         273,728
        5,000     Pioneer Electronics Corp                               88,261
       18,000     Ryosan Co                                             299,216
       72,000     Sharp Corp                                            563,097
       46,000     Tokyo Electron                                      1,653,131
      311,000     Toshiba Corp                                        1,393,382
                                                                 ---------------
                                                                      8,074,115
                                                                 ---------------
                  Financial Services - 1.1%
      173,000     Nikko Securities                                      683,345
       52,000     Nomura Securities Co Ltd                              716,219
        3,900     Orix Corp                                             284,018
                                                                 ---------------
                                                                      1,683,582
                                                                 ---------------
                  Food and Beverage - 5.7%
       67,000     Asahi Breweries Ltd                                   896,303
        4,000     Denny's Japan Co Ltd                                  101,005
       91,000     House Foods Corp                                    1,274,994
       39,000     Itoham Foods Inc                                      174,733
        7,000     Ito-Yokado                                            382,332
       20,000     Katokichi Co Ltd                                      265,970
       82,000     Kikkoman Corp                                         518,626
      155,000     Kirin Brewery Co Ltd                                1,349,640
       10,000     Marudai Food Co Ltd                                    27,705
       34,000     Meiji Seika Kaisha Ltd                                130,531
       42,000     Mercian Corp                                          168,226
       35,000     Nichirei                                               88,657
       84,000     Nippon Meat Packers Inc                             1,103,776
      116,000     Nippon Suisan Kaisha Ltd *                            191,910
       37,000     Nisshin Oil Mills Ltd                                 102,509
       16,000     Nissin Food Products Co Ltd                           333,096
       69,700     Q.P. Corp                                             458,487
       94,000     Snow Brand Milk Products Co Ltd                       326,652
       39,000     Takara Shuzo Co Ltd                                   182,142
       24,000     Toyo Suisan Kaisha                                    176,680
       23,000     Yamazaki Baking Co Ltd                                258,529
                                                                 ---------------
                                                                      8,512,503
                                                                 ---------------

              See accompanying notes to the financial statements.              3

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Shares         Description                                       Value ($)
--------------------------------------------------------------------------------

                  Health Care - 4.2%
       48,000     Eisai Co Ltd                                          839,706
       46,000     Hoya Corp                                           1,219,821
       84,000     Kyowa Hakko Kogyo Co Ltd                              411,589
       81,000     Lion Corp                                             293,659
       58,000     Sankyo Co Ltd                                       1,556,400
       59,000     Shionogi and Co Ltd                                   305,438
      126,000     Shiseido Co Ltd                                     1,585,847
                                                                 ---------------
                                                                      6,212,460
                                                                 ---------------
                  Leisure - 0.2%
       19,000     Heiwa Corp                                            209,056
       24,000     Tokyotokeiba Co Ltd                                    43,315
                                                                 ---------------
                                                                        252,371
                                                                 ---------------
                  Machinery - 1.3%
        3,000     Aida Engineering Ltd                                   12,420
      113,000     Amada Co Ltd                                          529,534
       18,000     Furukawa Co Ltd                                        35,336
       24,000     Kubota Corp                                            69,152
       13,000     Mori Seiki Co Ltd                                     157,445
       32,000     Okuma Corp                                            133,745
       15,000     Rinnai Corp                                           243,410
       51,000     Sanden Corp                                           272,904
       94,000     Toshiba Tungaloy Co Ltd                               290,936
       65,000     Tsubakimoto Chain                                     227,935
                                                                 ---------------
                                                                      1,972,817
                                                                 ---------------
                  Metals and Mining - 2.1%
      114,000     Fujikara Ltd                                          802,232
       35,000     Hitachi Metals Ltd                                    159,305
      150,000     Japan Metals & Chemicals *                            249,347
        7,000     Maruichi Steel Tube                                    93,090
      108,000     Nachi Fujikoshi Co                                    241,083
       82,000     Nippon Sheet Glass Co Ltd                             179,150
       65,000     Nitto Denko Corp                                    1,029,051
       67,000     NTN Corp                                              212,673
       25,000     Yodogawa Steel Works                                  128,631
                                                                 ---------------
                                                                      3,094,562
                                                                 ---------------
                  Oil and Gas - 5.0%
      256,000     Cosmo Oil Co Ltd                                      587,667
       20,000     General Sekiyu (KK)                                    99,106
      238,000     Mitsubishi Oil Co Ltd                                 493,596
    1,423,000     Nippon Oil Co Ltd                                   5,136,452
      108,600     Showa Shell Sekiyu                                    738,442
      126,000     Teikoku Oil Co Ltd                                    417,905
                                                                 ---------------
                                                                      7,473,168
                                                                 ---------------

4             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Shares         Description                                       Value ($)
--------------------------------------------------------------------------------

                  Paper and Allied Products - 0.9%
       19,000     Daio Paper Corp                                       120,019
       69,000     Hokuetsu Paper Mills                                  362,123
      108,000     Nippon Paper Industries                               549,703
       46,000     Sumitomo Forestry Co Ltd                              268,725
                                                                 ---------------
                                                                      1,300,570
                                                                 ---------------
                  Pharmaceuticals - 7.0%
      226,000     Chugai Pharmaceutical Co Ltd                        1,438,328
       44,000     Dainippon Pharmaceutical Co Ltd                       199,573
      170,000     Fujisawa Pharmaceutical Co Ltd                      1,709,016
      105,000     Kaken Pharmaceutical Co Ltd                           384,825
       28,000     Kissei Pharmaceutical Co Ltd                          438,851
       13,000     Nippon Kayaku Co Ltd                                   61,126
      115,000     Takeda Chemical Industries Ltd                      3,186,100
       66,000     Tanabe Seiyaku Co Ltd                                 376,158
       93,000     Yamanouchi Pharmaceutical Co Ltd                    2,260,033
       78,000     Yoshitomi Pharmaceutical Industries Ltd               413,678
                                                                 ---------------
                                                                     10,467,688
                                                                 ---------------
                  Retail Trade - 2.0%
        7,000     Aoki International                                     50,479
       21,000     Aoyama Trading                                        455,474
       24,000     Best Denki Co Ltd                                     145,334
        6,200     Familymart                                            241,954
       34,000     Hankyu Department Stores Inc                          228,766
       58,000     Joshin Denki Co Ltd                                   179,055
       59,000     Nichii Co Ltd                                         457,223
       68,000     Sanrio Co Ltd *                                       516,204
        9,000     Seven-Eleven Japan                                    628,354
        4,000     UNY Co Ltd                                             61,110
                                                                 ---------------
                                                                      2,963,953
                                                                 ---------------
                  Services - 6.5%
       27,000     Canon Sales Co Inc                                    363,334
       74,000     CSK Corp                                            1,786,591
       96,000     Dainippon Printing Co Ltd                           1,633,816
      108,000     Kamigumi Co Ltd                                       493,280
       12,000     Kyodo Printing Co Ltd                                  64,118
      353,000     Nissho Iwai Corp                                    1,005,937
       28,000     Secom Co Ltd                                        1,744,320
       24,600     Sega Enterprises                                      471,242
      276,000     Sumitomo Corp                                       1,918,214
       42,000     Sumitomo Warehouse Co Ltd                             184,184
                                                                 ---------------
                                                                      9,665,036
                                                                 ---------------

              See accompanying notes to the financial statements.              5

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Shares         Description                                       Value ($)
--------------------------------------------------------------------------------

                  Technology - 9.3%
       42,000     Dainippon Screen Manufacturing Co Ltd                 244,360
      152,000     Fujitsu Ltd                                         1,708,541
      720,000     Hitachi Ltd                                         5,402,992
       17,300     Murata Manufacturing Co Ltd                           549,141
      218,000     NEC Corp                                            2,433,151
       39,000     Omron Corp                                            629,779
        2,000     Rohm Co Ltd                                           197,894
       61,000     Taiyo Yuden Co Ltd                                    651,864
       27,700     TDK Corp                                            2,115,927
                                                                 ---------------
                                                                     13,933,649
                                                                 ---------------
                  Telecommunications - 2.8%
      102,000     Gakken Co Ltd                                         254,334
       40,000     Japan Radio Co                                        255,205
       59,000     Matsushita Communications                           1,933,507
        3,600     Nippon Television Network                           1,088,578
       64,000     Nitsuko Corp                                          243,173
       26,000     Tokyo Broadcasting System Inc                         335,471
                                                                 ---------------
                                                                      4,110,268
                                                                 ---------------
                  Textiles - 2.2%
       18,000     Gunze Ltd                                              51,009
      124,000     Kurabo Industries Ltd                                 214,961
      186,000     Nisshinbo Industries Inc                            1,082,166
       52,000     Onward Kashiyama Co Ltd                               740,917
      329,000     Renown Inc *                                          343,766
       13,000     Tokyo Style Co Ltd                                    133,777
       73,000     Toyobo Co Ltd                                         122,505
       59,000     Wacoal Corp                                           616,481
                                                                 ---------------
                                                                      3,305,582
                                                                 ---------------
                  Tobacco - 2.4%
          491     Japan Tobacco Inc                                   3,610,694
                                                                 ---------------
                  Transportation - 4.6%
          257     East Japan Railway Co                               1,214,510
       25,000     Fujita Kanko Inc                                      261,221
       55,000     Fukuyama Transporting Co Ltd                          269,928
      111,000     Hankyu Corp                                           517,526
       19,000     Japan Airport Terminal Co Ltd                         127,689
      197,000     Kawasaki Kisen *                                      316,560
       69,000     Keio Teito Electric Railway Co Ltd                    279,649
      104,000     Keisei Electric Railway                               410,797
       84,000     Nagoya Railroad Co Ltd                                295,227
       33,000     Nankai Electric Railway Co Ltd                        148,896


6             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Shares       Description                                         Value ($)
--------------------------------------------------------------------------------

                Transportation - continued
       48,000   Royal Co Ltd                                            725,718
       92,000   Sagami Railway Co Ltd                                   262,171
       53,000   Seino Transportation Co Ltd                             316,330
       40,000   Skylark Co Ltd                                          446,450
       50,000   Toei Co Ltd                                             222,829
       79,000   Yamato Transport Co Ltd                                 994,301
                                                                 ---------------
                                                                      6,809,802
                                                                 ---------------
                Utilities - 12.1%
       35,200   Chubu Electric Power Co Inc                             562,843
       32,900   Chugoku Electric Power Co Inc                           476,585
       45,500   Hokkaido Electric Power                                 655,505
       16,200   Hokuriku Electric Power                                 235,953
       72,500   Kansai Electric Power                                 1,245,349
        7,000   Kokusai Denshin Denwa                                   293,675
       89,400   Kyushu Electric Power Co Inc                          1,302,114
        1,184   Nippon Telegraph & Telephone                         10,871,844
       72,600   Shikoku Electric Power                                1,063,168
       51,400   Tohoku Electric Power Co Inc                            748,642
       37,800   Tokyo Electric Power                                    712,135
                                                                 ---------------
                                                                     18,167,813
                                                                 ---------------

                TOTAL STOCK AND EQUIVALENTS (Cost $171,705,786)     145,596,431
                                                                 ---------------

                TOTAL INVESTMENTS - 97.6%
                (Cost $171,705,786)                                 145,596,431

                Other Assets and Liabilities (net) -  2.4%            3,556,062
                                                                 ---------------

                TOTAL NET ASSETS - 100.0%                        $  149,152,493
                                                                 ===============



                Notes to the Schedule of Investments:

                * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.


                  See accompanying notes to the financial statements.          7

GMO Japan Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
--------------------------------------------------------------------------------

Assets:
      Investments, at value (cost $171,705,786) (Note 1)                          $    145,596,431
      Foreign currency, at value (cost $3,922,370) (Note 1)                              3,807,377
      Cash                                                                                  85,565
      Cash held on demand deposit (Notes 1 and 6)                                           55,000
      Dividends and interest receivable                                                     72,441
      Receivable for expenses waived or borne by Manager (Note 2)                           56,955
                                                                                    ---------------
          Total assets                                                                 149,673,769
                                                                                    ---------------
Liabilities:
      Payable for Fund shares repurchased                                                  100,000
      Payable for variation margin on open futures contracts (Notes 1 and 6)               191,802
      Payable to affiliate for (Note 2):
          Management fee                                                                    87,219
          Shareholder service fee                                                           17,518
      Accrued expenses                                                                     124,737
                                                                                    ---------------
          Total liabilities                                                                521,276
                                                                                    ---------------
Net assets                                                                        $    149,152,493
                                                                                    ===============

Net assets consist of:
      Paid-in capital                                                             $    212,406,170
      Distributions in excess of net investment income                                    (444,014)
      Accumulated net realized loss                                                    (36,569,557)
      Net unrealized depreciation                                                      (26,240,106)
                                                                                    ---------------
                                                                                  $    149,152,493
                                                                                    ===============
Net assets attributable to Class III Shares                                       $    149,152,493
                                                                                    ===============
Shares outstanding - Class III                                                          23,446,166
                                                                                    ===============
Net asset value per share - Class III                                             $           6.36
                                                                                    ===============

8                 See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment income:
    Dividends (net of foreign tax expense of $224,903)                $        1,471,540
    Interest (including securities lending income of $143,301)                   388,818
                                                                        -----------------
       Total income                                                            1,860,358
                                                                        -----------------
Expenses:
    Management fee (Note 2)                                                    1,540,113
    Custodian fees                                                               279,470
    Audit fees                                                                    52,114
    Transfer agent fees                                                           32,924
    Legal fees                                                                     3,922
    Registration fees                                                              3,844
    Trustees fee (Note 2)                                                          1,918
    Stamp duties and transfer taxes                                                  921
    Miscellaneous                                                                  1,830
    Fees waived or borne by Manager (Note 2)                                    (803,953)
                                                                        -----------------
                                                                               1,113,103
    Shareholder service fee - Class III (Note 2)                                 308,029
                                                                        -----------------
       Net expenses                                                            1,421,132
                                                                        -----------------
           Net investment income                                                 439,226
                                                                        -----------------

Realized and unrealized gain (loss):
       Net realized gain (loss) on:
           Investments                                                       (36,251,088)
           Closed futures contracts                                               21,391
           Foreign currency and foreign currency related
              transactions                                                    (1,125,615)
                                                                        -----------------
                 Net realized loss                                           (37,355,312)
                                                                        -----------------

       Change in net unrealized appreciation (depreciation) on:
           Investments                                                        21,074,281
           Open futures contracts                                                426,337
           Foreign currency and foreign currency related transactions            520,303
                                                                        -----------------
                 Net unrealized gain                                          22,020,921
                                                                        -----------------
       Net realized and unrealized loss                                      (15,334,391)
                                                                        -----------------
Net decrease in net assets resulting from operations                  $      (14,895,165)
                                                                        =================

              See accompanying notes to the financial statements.              9

GMO Japan Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                     February 28, 1998         February 28, 1997
                                                                    --------------------      --------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                        $             439,226     $              23,994
     Net realized loss                                                      (37,355,312)               (1,918,375)
     Change in net unrealized appreciation (depreciation)                    22,020,921               (46,708,941)
                                                                    --------------------      --------------------

     Net decrease in net assets resulting from operations                   (14,895,165)              (48,603,322)
                                                                    --------------------      --------------------
Distributions to shareholders:
     In excess of net investment income - Class III                             -                         (36,409)
                                                                    --------------------      --------------------

Net share transactions - Class III (Note 5)                                 (54,749,266)              141,329,696
                                                                    --------------------      --------------------

     Total increase (decrease) in net assets                                (69,644,431)               92,689,965

Net assets:
     Beginning of period                                                    218,796,924               126,106,959
                                                                    --------------------      --------------------

     End of period (including distributions in excess of
         net investment income of $444,014 and
         $564,380, respectively)                                  $         149,152,493     $         218,796,924
                                                                    ====================      ====================


10            See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                                                    Year Ended February 28/29
                                                        ---------------------------------------------------------------------------
                                                             1998            1997             1996            1995         1994
                                                           ---------      ----------        ----------      ----------   ---------
Net asset value, beginning of period                      $     7.02     $      8.52       $      9.12     $     11.13  $     7.37
                                                           ---------      ----------        ----------      ----------   ---------

Income (loss) from investment operations:
  Net investment income (loss)                                  0.01               -(d)          (0.01)(d)           -(d)       --
  Net realized and unrealized gain (loss)                      (0.67)          (1.50)             0.79           (1.08)       3.94
                                                           ---------      ----------        ----------      ----------   ---------

    Total from investment operations                           (0.66)          (1.50)             0.78           (1.08)       3.94
                                                           ---------      ----------        ----------      ----------   ---------

Less distributions to shareholders:
  From net investment income                                      --              --                --              --          --
  In excess of net investment income                              --           (0.00)               --              --       (0.01)
  From net realized gains                                         --              --             (1.38)          (0.93)      (0.17)
                                                           ---------      ----------        ----------      ----------   ---------

    Total distributions                                           --           (0.00)            (1.38)          (0.93)      (0.18)
                                                           ---------      ----------        ----------      ----------   ---------

Net asset value, end of period                            $     6.36     $      7.02       $      8.52     $      9.12  $    11.13
                                                           =========      ==========        ==========      ==========   =========

Total Return (a)                                              (9.40%)        (17.69%)            8.29%         (10.62%)     53.95%

Ratios/Supplemental Data:

    Net assets, end of period (000's)                     $  149,152     $   218,797       $   126,107     $    60,123  $  450,351
    Net expenses to average
            daily net assets                                   0.69%           0.70%(e)          0.92%           0.83%       0.87%
    Net investment income (loss) to average
            daily net assets                                   0.21%           0.01%            (0.13%)         (0.02%)     (0.01%)
    Portfolio turnover rate                                     128%              4%               23%             60%          8%
    Average broker commission rate per equity share (b)   $   0.0072     $    0.0066               N/A             N/A         N/A
    Fees and expenses voluntarily waived or borne by
            the Manager consisted of the following per
            share amounts:                                $     0.02     $      0.03       $      0.01             (c)  $     0.01


(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.

(c) Fees and expenses waived or borne by the Manager were less than $.01 per share.

(d) Based on average month end shares outstanding.

(e) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets.


              See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Japan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment in Japanese securities, primarily in common stocks of Japanese companies.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Japan Fund
(A Series of GMO Trust)


Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Foreign currency translation

     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts

     The Fund may purchase and sell Japanese futures contracts. Japanese futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instruments or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the accumulation in commitment value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

     Security lending

     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund had no securities out on loan.

GMO Japan Fund
(A Series of GMO Trust)


Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Taxes

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders

     The Fund's present policy is to declare and pay distributions from net investment income, if any, semi-annually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


     Distributions in
       Excess of Net         Accumulated Net Realized
     Investment Income             Gain/(Loss)              Paid-in Capital
   ---------------------   ----------------------------   -------------------
        $(318,860)                  $889,641                   $(570,781)

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income

     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity

     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares

     The premium on cash purchases of Fund shares is .40% of the amount invested. In the case of cash redemptions, the fee is .61% of the amount redeemed. Prior to June 1, 1996, the redemption fee was .70% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998 the Fund received $83,349 in purchase premiums and $180,864, in redemption fees. There is no premium for reinvested distributions.

     Investment risk

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .69%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged. Additionally, effective March 14, 1996, the waiver was adjusted to include custodian fees.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $1,918. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $234,309,079 and $267,149,166, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:

                         Gross Unrealized    Gross Unrealized    Net Unrealized
      Aggregate Cost       Appreciation        Depreciation       Depreciation
      --------------     ----------------    ----------------    --------------
       $172,219,003         $3,788,637          $30,411,209        $26,622,572


4.   Principal shareholders

     At February 28, 1998, 33% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums and redemption fees received by the Fund, were as follows:


      Class III:                              Year Ended                                        Year Ended
                                           February 28, 1998                                February 28, 1997
                             ----------------------------------------------    ---------------------------------------------
                                    Shares                   Amount                  Shares                  Amount
                             ----------------------   ---------------------    --------------------   ----------------------
     Shares sold                         4,316,975   $          32,950,333              22,172,884  $           188,630,734

     Shares issued to
     shareholders in
     reinvestment of
     distributions                               -                       -                   3,661                   28,076

     Shares repurchased                (12,050,534)            (87,699,599)             (5,789,470)             (47,329,114)
                             ----------------------   ---------------------    --------------------   ----------------------
     Net increase /
     (decrease)                         (7,733,559)  $         (54,749,266)             16,387,075  $           141,329,696
                             ======================   =====================    ====================   ======================


6.   Financial instruments

     A summary of outstanding futures contracts purchased at February 28, 1998 is as follows:


      Number of                                                                                            Net Unrealized
      Contracts                    Type                     Expiration Date        Contract Value           Depreciation
    --------------    --------------------------------   ----------------------   ------------------     -------------------
          9                        TOPIX                       March 1998        $          909,048    $           (20,206)
                                                                                                         ===================


     At February 28, 1998, the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

GMO Japan Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------
At February 28, 1998, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amounts:


            Year of Expiration                        Amount
           -------------------                        ------
                   2005                         $     43,013
                   2006                         $ 22,345,866


The Fund has also elected to defer to March 1, 1998 post-October losses of $14,111,475.

GMO Japan Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO Japan Fund underperformed the MSCI Japan index for the fiscal year ended February 28, 1998, with a total return of -9.4% versus -8.4% for the MSCI Japan Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

The Japanese market returned -4.1% during the fiscal year in local currency. However, because of the strengthening U.S. dollar relative to the yen, the return for dollar-denominated investors was reduced significantly. During the year, the two-tiered market structure continued with the multinational exporters ("the Japanese nifties") faring well. On the other hand, the stocks of smaller companies, which are more dependent on the local economy, performed poorly. As fears of a collapse of the financial system spread in the fourth quarter of 1997, small stock performance declined sharply.

The Fund's overweight in small stocks, which are at record levels of attractiveness, had a negative impact on performance. With respect to sector weights, the Fund's underweight in banks contributed positively to performance while the overweight in value stocks detracted from performance.

The portfolio is currently positioned in favor of both value and small stocks, which are the most attractive sectors of the Japanese market.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO Japan Fund Class III Shares and the MSCI Japan Index
                            As of February 28, 1998

                          ----------------------------
                          Average Annual Total Return
                          ----------------------------
                                               Since
                                             Inception
                            1 Year   5 Year    6/8/90
           Class          ----------------------------
            III             -10.3%    1.9%    -2.5%
                          ----------------------------


                             [LINE GRAPH APPEARS HERE]


              Date          GMO Japan          MSCI Japan
                              Fund               Index

             6/8/90          $9,960             $10,000
            2/28/91          $9,582              $9,615
            2/29/92          $7,816              $7,904
            2/28/93          $7,465              $7,387
            2/28/94         $11,492             $10,826
            2/28/95         $10,271              $9,701
            2/29/96         $11,136             $10,565
            2/28/97          $9,166              $8,401
            2/28/98          $8,253              $7,697


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 40 bp on the purchase and 61 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO International Small Companies Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO International Small Companies Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


 Shares              Description                                                   Value ($)
-------------------------------------------------------------------------------------------------
               STOCK AND EQUIVALENTS - 94.6%
               Austria - 2.0%
         777   Allgemeine Baugesellschaft AG                                                63,349
      20,272   Austrian Airlines*                                                          509,650
       1,600   Bank Austria AG Preferred*                                                  105,011
       6,305   Bank Austria AG (Participating Certificate)                                 371,835
       1,781   Bau Holdings AG                                                             104,894
          63   Bau Holdings AG Preferred 2.42% (Non Voting)                                  3,000
      17,355   Boehler Uddeholm (Bearer)                                                 1,110,360
       7,468   Brau Union AG                                                               438,668
       2,293   BWT AG                                                                      412,152
           9   EA-Generali AG                                                                2,948
           8   EA-Generali AG Preferred 6.00%                                                1,516
       3,199   Interunfall Versicherung AG                                                 489,814
       1,834   Jenbacher Werke AG                                                           54,582
         507   Mayr-Melnhof Karton AG (Bearer)                                              29,384
       1,243   Oesterreichische Brau Beteiligungs AG                                        72,819
       1,636   Oesterreichische Laenderbank AG Preferred 2.34% (Non Voting)                111,602
      13,419   Radex-Heraklith AG                                                          539,148
       3,285   Universale Bau AG                                                           114,490
         226   Wiener Allianz Versicherungs AG                                              26,639
       2,756   Wolford AG                                                                  197,286
                                                                                 ------------------
                                                                                         4,759,147
                                                                                 ------------------
               Canada - 6.6%
      36,600   Air Canada Inc*                                                             335,615
      14,200   Alberta Energy Ltd                                                          347,230
      28,700   Anderson Exploration Ltd*                                                   338,798
      24,700   BCE Mobile Communications*                                                  659,523
      24,400   CAE Industries Inc                                                          188,596
      16,700   Cameco Corp                                                                 492,264
       8,900   Canadian Hotel Inc                                                          552,830
      16,800   Canadian Natural Resources*                                                 336,437
      18,800   Canadian Tire Corp Ltd Class A                                              449,805
      12,100   Cominco Ltd                                                                 204,054
      21,700   Dofasco Inc                                                                 380,434
      41,000   Domtar Inc                                                                  312,581
      23,900   Donohue Inc Class A                                                         480,301
      84,600   Echo Bay Mines Ltd*                                                         172,392
       3,500   Edperbrascan Corp Class A Ltd (Voting Shares)                                66,156
      47,800   Gulf Canada Resources Ltd*                                                  362,425
      11,300   International Comfort Products Corp*                                         96,870
       5,700   IPL Energy Inc                                                              256,934
      27,750   Ipsco Inc                                                                   789,709
      12,700   Loewen Group Inc                                                            312,335
      32,000   Macmillan Bloedel Ltd                                                       403,612
      35,900   Methanex Corp*                                                              292,618
      25,200   Mitel Corp*                                                                 324,042
      15,700   Molson Co Ltd Class A                                                       281,864
       2,500   Molson Co Ltd Class B                                                        45,146
      20,300   Moore Corporation Ltd                                                       316,664
      39,800   National Bank of Canada Montreal                                            662,797

              See accompanying notes to the financial statements.              1

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


 Shares              Description                                   Value ($)
--------------------------------------------------------------------------------

              Canada - continued
     39,700   Noranda Forest Inc                                        244,089
     13,800   Norcen Energy Resource                                    191,512
     20,200   Nova Scotia Power Inc                                     269,683
    120,800   Numac Energy Inc *                                        479,584
     13,500   Oshawa Group Ltd Class A                                  237,624
     12,600   Power Corp of Canada Ltd                                  467,470
      7,100   Quebecor Inc Class B                                      137,695
     23,356   Ranger Oil Ltd                                            150,165
     13,700   Rio Algom Ltd                                             254,622
      9,000   Rogers Communications Inc Class B *                        39,209
     15,500   Sears Canada Inc                                          239,065
     31,100   Stelco Inc Class A                                        262,235
     10,700   Suncor Energy Inc                                         392,843
      8,500   Teck Corp Class B                                         122,141
     23,900   Telus Corp                                                601,216
      6,300   Torstar Corp Class B                                      233,735
     26,800   Transalta Corp                                            451,014
        100   TVA Group Inc Class B *                                     2,319
     61,600   TVX Gold Inc *                                            177,465
      7,800   United Dominion Industries Ltd                            223,617
     22,400   Westcoast Energy Inc                                      566,630
      3,000   Weston (George) Ltd                                       252,960
                                                                    ------------
                                                                     15,458,925
                                                                    ------------
              Denmark - 0.0%
        800   Hafnia Holdings (Registered) Class A (c) *                      1
                                                                    ------------

              France - 11.0%
      1,750   Accor SA                                                  404,073
      8,390   BIC SA                                                    664,945
     10,470   Bouygues                                                1,468,388
     15,000   Cap Gemini SA                                           1,724,350
      5,990   Castorama Dubois Investment                               811,553
      7,390   Club Mediterranee SA Rights 3/11/98 *                      10,740
      7,390   Club Mediterranee SA *                                    548,554
      1,730   Compagnie Generale d'Industrie et de Participations       744,077
      3,610   Compagnie Parisienne de Reescompte                        281,010
      1,400   Comptoirs Modernes                                        761,013
     13,300   Credit Commercial de France                               983,098
      9,040   Credit Local de France SA                               1,153,521
     15,830   Credit Lyonnais *                                       1,156,850
      5,630   Credit National                                           342,095
      2,220   Eridania Beghin-Say SA                                    395,931
      2,460   Essilor International                                     755,059
      9,255   Financiere de Paribas SA                                  880,017
        420   Gaz Et Eaux                                               179,332
        760   Groupe Andre *                                             83,623
      2,790   Hermes International                                      218,554
      4,780   Imetal                                                    595,022
     37,850   Lagardere Groupe                                        1,373,708
     12,200   Moulinex *                                                305,538

2             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


 Shares              Description                                        Value ($)
--------------------------------------------------------------------------------------
              France - continued
      1,260   Pathe SA                                                          242,099
     10,600   Pechiney SA Class A                                               470,009
      6,190   Pernod-Ricard                                                     404,585
      3,090   Primagaz                                                          264,890
        299   Sagem Applic Gen D Electric                                       183,154
      2,440   Seb SA                                                            355,026
      3,300   SEFIMEG                                                           203,010
     20,010   Seita                                                             874,108
      3,920   Simco Union Habit (Registered)                                    311,579
        850   Societe Eurafrance                                                395,738
      1,430   Sodexho Alliance                                                  921,513
     15,790   SPIE Batignolles                                                  982,783
      5,170   Synthelabo                                                        721,682
      5,620   Technip SA (Compagnie Francaise)                                  634,981
     13,500   Thomson CSF                                                       465,575
      6,170   TV Francaise                                                      668,752
      1,909   Unibail (Bearer)                                                  208,166
      1,197   Union Immobiliere de France SA                                     86,297
     28,400   Usinor Sacilor                                                    426,052
      4,320   Valeo                                                             369,622
     10,610   Worms et Compagnie SA                                             662,118
                                                                        ----------------
                                                                             25,692,790
                                                                        ----------------
              Germany - 10.9%
      5,182   Aachener & Munchener Beteiligungs AG (Bearer)                     577,380
      8,950   Aachener & Munchener Beteiligungs AG (Registered)               1,001,157
      6,700   Adidas Salomon AG                                               1,055,903
      4,700   Altana AG                                                         372,685
      1,350   Ava Allgemeine Handelsgesellschaft der Verbraucher AG *           444,855
      7,600   Axa Colonia Konzern AG                                            921,339
        300   Axel Springer Verlag AG                                           247,968
     25,050   Bankgesellschaft Berlin AG                                        532,127
      8,450   Beiresdorf AG (Bearer)                                            396,716
     17,750   Berliner Kraft & Licht AG Class A                                 782,477
     25,800   BHF Bank AG                                                       753,492
      6,000   Bilfinger & Berger                                                157,708
      1,050   Buderus AG                                                        473,288
     24,900   Continental AG                                                    598,231
        937   DBV-Winterthur Holding AG *                                       413,060
     13,800   Degussa AG                                                        709,486
      4,800   Douglas Holdings AG                                               169,809
      7,500   ERGO Versicherungs Gruppe AG *                                  1,388,621
     10,150   FAG Kugelfischer                                                  138,987
      4,700   Fresenius Medical Care AG Preferred .82% (Non Voting)             966,028
      2,750   Fresenius Medical Care AG *                                       193,208
        650   Friedrich Grohe AG Preferred (Non Voting)                         181,953
      4,600   Friedrich Krupp AG                                                828,875
        450   GEA AG Preferred 3.13%                                            143,140
      8,700   Gehe AG                                                           460,708
        700   Hamburgische Electricitaets-Werke AG                              182,449
      7,755   Heidelberg Port-Zement                                            571,342

              See accompanying notes to the financial statements.              3

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


 Shares              Description                                   Value ($)
-------------------------------------------------------------------------------

              Germany - continued
      4,250   Henkel KGAA Preferred                                     275,644
      7,750   Henkel KGAA (Bearer)                                      477,449
      5,200   Hochtief AG                                               183,100
        700   Holzmann (Philipp) *                                      165,863
        300   ISAR Amperwerke AG                                         98,691
      1,600   IWKA AG                                                   362,364
        950   Karstadt AG                                               329,797
     10,800   Lahmeyer AG                                               443,367
        650   Linde AG                                                  431,602
     15,600   Lufthansa AG *                                            300,008
      1,900   MAN AG                                                    570,497
        800   MAN AG Preferred                                          186,692
      4,700   Merck KGAA                                                174,558
     14,100   Metallgesellschaft *                                      286,701
        300   Porsche AG Preferred .12% (Non Voting)                    524,039
      1,950   Preussag AG                                               630,748
      3,200   SAP AG Preferred                                        1,321,262
      7,100   Schering AG                                               797,344
        850   Schmalbach-Lubeca                                         167,213
      3,900   Schwarz Pharma AG                                         318,060
      2,450   SGL Carbon AG                                             292,960
     15,100   SKW Trostberg AG                                          515,884
        800   Suedzucker AG                                             374,707
        800   Thyssen AG                                                174,129
        850   Vereins Und Westbank                                      208,431
      1,900   Volkswagen AG Preferred .79%                              925,527
        400   Wella AG                                                  277,945
                                                                   -------------
                                                                     25,477,574
                                                                   -------------
              Hong Kong - 0.9%
      1,000   Asia Financial Holdings                                       254
    136,000   Associated International Hotels                            56,209
     68,000   Cross Harbour Tunnel Co Ltd                               113,297
        666   Dickson Concept International Ltd                           1,153
      6,000   Grand Hotel Holdings Ltd Class A                            1,333
     79,900   Hong Kong Aircraft Engineering Co Ltd                     170,790
     13,000   IMC Holdings                                                3,022
    154,000   Lai Sun Garment International Ltd                          83,539
    212,000   Liu Chong Hing Investment Ltd                             182,086
        620   Mandarin Oriental                                             518
        200   Mingly Corp                                                    36
        500   New Asia Realty & Trust A Shares                            1,007
     30,100   Realty Development Corp Ltd Class A                        72,699
      6,200   Semi Tech (Global) Co Ltd Warrants 7/31/98 *                    8
    776,000   South China Morning Post Ltd                              561,266
    309,101   Tsim Sha Tsui Properties Ltd                              503,025
    152,000   Wing On Co                                                106,994
     18,000   Wing On International Holdings Ltd                         21,388
    130,500   Winsor Properties Holdings Ltd                            126,413
                                                                   -------------
                                                                      2,005,037
                                                                   -------------

4             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


 Shares              Description                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------
            Italy - 1.5%
  777,200   Banca Nazionale dell'Agricoltura SPA (Non Convertible)                                         560,277
  334,500   Finmeccanica SPA (Non Convertible) *                                                           301,890
  102,000   Fornara SPA *                                                                                    4,104
  213,400   Grassetto SPA (c) *                                                                                  1
    3,500   Recordati Industria Chimica e Farmaceutica SPA                                                  31,295
   56,000   Recordati Industria Chimica e Farmaceutica SPA (Non Convertible)                               272,888
   47,000   Rinascente per l'Esercizio di Grandi Magazzini SPA Preferred 5.59%                             185,169
  335,000   Snia BPD SPA (Non Convertible)                                                                 328,551
  371,274   Unione Cementi Marchino Emiliane e di Augusta-Casale (Non Convertible)                       1,883,913
                                                                                                 ------------------
                                                                                                         3,568,088
                                                                                                 ------------------
            Japan - 21.1%
   22,000   Alps Electric Co Ltd                                                                           193,303
  108,000   Amada Co Ltd                                                                                   506,103
   29,000   Amano Corp                                                                                     293,834
    3,000   Anritsu Corp                                                                                    30,397
  253,000   Aoki Corp *                                                                                    234,315
   10,000   Aoki International                                                                              72,113
   25,800   Aoyama Trading                                                                                 559,582
   95,000   Atsugi Nylon Industrial                                                                        180,480
   15,000   Bandai Co                                                                                      223,225
    6,000   Brother Industries Ltd                                                                          16,338
   56,000   Canon Sales Co Inc                                                                             753,582
   13,000   Casio Computer Co                                                                              107,021
    2,000   Chudenko Corp                                                                                   54,461
   25,000   Chugai Pharmaceutical Co Ltd                                                                   159,107
  117,000   Citizen Watch Co                                                                               847,423
  243,000   Cosmo Oil Co Ltd                                                                               557,825
   29,300   CSK Corp                                                                                       707,393
   50,000   Daicel Chemical Industries Ltd                                                                 110,821
  110,000   Daido Steel Co Ltd                                                                             245,547
   36,000   Dainippon Ink & Chemicals Inc                                                                  108,288
   20,000   Dainippon Pharmaceutical Co Ltd                                                                 90,715
    4,000   Dainippon Screen Manufacturing Co Ltd                                                           23,272
   25,000   Daio Paper Corp                                                                                157,920
   57,400   Daito Trust Construction Co Ltd                                                                508,889
  114,000   Denki Kagaku Kogyo                                                                             218,380
    3,000   Denny's Japan Co Ltd                                                                            75,754
   47,000   Ezaki Glico Co Ltd                                                                             293,913
  212,000   Fuji Heavy Industries Ltd                                                                      795,441
  108,000   Fujisawa Pharmaceutical Co Ltd                                                               1,085,728
   28,000   Fujitec Co                                                                                     170,664
   49,000   Fujiya Co Ltd *                                                                                 91,150
   75,000   Fukuyama Transporting Co Ltd                                                                   368,084
   52,000   Furukawa Co Ltd                                                                                102,082
   44,000   Furukawa Electric Co Ltd                                                                       194,348
  127,000   Gakken Co Ltd                                                                                  316,671
  107,000   General Sekiyu (KK)                                                                            530,215
   32,000   Godo Shusei Co Ltd                                                                              65,859
   30,000   Green Cross Corp                                                                                86,203
    7,000   Gunze Ltd                                                                                       19,837

              See accompanying notes to the financial statements.              5

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998




 Shares              Description                                   Value ($)
--------------------------------------------------------------------------------

             Japan - continued
    54,000   Hankyu Department Stores Inc                             363,334
   211,000   Hanwa Co Ltd *                                           342,397
   189,000   Haseko Corp *                                            173,545
     1,000   Heiwa Corp                                                11,003
       600   Hitachi Ltd                                                4,502
    36,000   Hitachi Maxell Ltd                                       666,825
   116,000   Hitachi Metals Ltd                                       527,982
    31,000   Hokuetsu Paper Mills                                     162,693
    19,000   House Foods Corp                                         266,208
    25,000   Hyogo Bank Ltd (c) *                                           2
    79,000   INAX Corp                                                331,434
    43,000   Intec Inc                                                299,533
    11,000   Ishihara Sangyo Kaisha *                                  19,504
    13,000   Itoham Foods Inc                                          58,244
    34,000   Izumiya Co Ltd                                           210,465
    25,000   Japan Airport Terminal Co Ltd                            168,012
     3,000   Japan Radio Co                                            19,140
    73,000   Japan Steel Works Ltd *                                   97,657
   122,000   Japan Synthetic Rubber Co Ltd                            634,481
    53,000   JGC Corp                                                 137,188
    38,000   Joshin Denki Co Ltd                                      117,312
    29,000   Kamigumi Co Ltd                                          132,455
    42,000   Kandenko Co                                              292,567
   111,000   Kaneka Corp                                              632,629
    12,000   Katokichi Co Ltd                                         159,582
   189,000   Keihin Electric Express Railway Co Ltd                   673,237
   245,000   Keio Teito Electric Railway Co Ltd                       992,955
    23,000   Kikkoman Corp                                            145,468
     9,000   Kinden Corp                                              120,399
    18,000   Kissei Pharmaceutical Co Ltd                             282,118
     6,000   Koito Manufacturing Co Ltd                                26,692
    48,000   Kokusai Kogyo Co Ltd                                     232,914
     5,000   Kokuyo Co Ltd                                             87,469
    27,000   Komori Corp                                              476,609
    25,000   Konica Corp                                              130,808
    59,000   Koyo Seiko Co Ltd                                        292,361
    44,000   Kumagai Gumi Co Ltd                                       48,761
   133,000   Kurabo Industries Ltd                                    230,563
   116,000   Kuraray Co                                             1,019,235
   253,000   Kureha Chemical Industry Co Ltd                          682,918
    11,000   Kyowa Exeo Corp                                           85,855
    15,000   Kyowa Hakko Kogyo Co Ltd                                  73,498
     7,000   Kyudenko Corp                                             44,938
    84,000   Lion Corp                                                304,536
     2,100   Mabuchi Motor Co                                         112,206
    67,000   Maeda Corp                                               236,539
    40,000   Maeda Road Construction                                  236,840
    62,000   Makino Milling Machine Co Ltd                            436,793
    56,000   Makita Corp                                              647,194
     2,000   Maruichi Steel Tube                                       26,597

6             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998



 Shares        Description                                        Value ($)
--------------------------------------------------------------------------------

               Japan - continued
      29,000   Matsushita Refrigeration Co                               117,304
      58,000   Mitsubishi Belting Ltd                                    174,923
         200   Mitsubishi Chemical Corp                                      374
     186,000   Mitsubishi Gas Chemical Co Inc                            609,546
      87,000   Mitsubishi Oil Co Ltd                                     180,432
      10,000   Mitsubishi Paper Mills Ltd                                 21,452
       8,000   Mitsubishi Warehouse & Transportation Co Ltd               90,556
      30,000   Mitsui Petrochemical Industries Ltd                        84,303
       3,000   Mizuno Corp                                                11,422
      33,000   Mori Seiki Co Ltd                                         399,668
      13,000   Nagase & Co                                                50,423
      61,000   Nagoya Railroad Co Ltd                                    214,391
       2,000   Namco Ltd                                                  48,286
      39,000   Nankai Electric Railway Co Ltd                            175,968
      25,000   NGK Spark Plug Co                                         180,678
      11,000   NHK Spring Co Ltd                                          35,874
      28,000   Nichicon Corp                                             294,784
     118,000   Nichiei Co Ltd                                            150,384
       7,000   Nichirei                                                   17,731
      83,000   Nihon Cement Co Ltd                                       200,388
       3,000   Nihon Unisys Ltd                                           16,053
     124,000   Nippon Chemi-Con Corp                                     402,438
       7,000   Nippon Comsys                                              85,332
      40,000   Nippon Hodo Co                                            190,929
      13,000   Nippon Kayaku Co Ltd                                       61,126
      76,000   Nippon Meat Packers Inc                                   998,654
      25,000   Nippon Paint Co                                            52,442
     141,000   Nippon Sheet Glass Co Ltd                                 308,050
      27,000   Nippon Shokubai Corp                                      158,157
      62,000   Nippon Suisan Kaisha Ltd *                                102,573
      22,000   Nippon Zeon Ltd                                            63,564
      29,000   Nishimatsu Construction                                   149,442
      56,000   Nissan Fire & Marine Insurance Co Ltd                     202,137
      35,000   Nisshin Oil Mills Ltd                                      96,968
     316,000   Nisshin Steel Co Ltd                                      480,266
      49,000   Nisshinbo Industries Inc                                  285,087
      67,000   Nissho Iwai Corp                                          190,929
       4,000   Nissin Food Products Co Ltd                                83,274
      63,000   Nitto Boseki Co Ltd                                       182,023
      60,000   Nitto Denko Corp                                          949,893
      38,000   NSK Ltd                                                   148,896
      40,000   Okamoto Industries Inc                                    115,570
       8,000   Okumura Corp                                               35,526
      93,000   Olympus Optical Co Ltd                                    731,750
     192,000   Onoda Cement Co Ltd                                       416,433
      62,000   Onward Kashiyama Co Ltd                                   883,401
       2,000   Oyo Corp                                                   31,030
       6,000   Pioneer Electronics Corp                                  105,913
      27,000   Q.P. Corp                                                 177,606
     333,000   Renown Inc *                                              347,946


              See accompanying notes to the financial statements.              7

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998



 Shares              Description                              Value ($)
----------------------------------------------------------------------------

               Japan - continued
       5,000   Rinnai Corp                                            81,137
      55,000   Royal Co Ltd                                          831,552
       5,000   Ryosan Co                                              83,116
      25,000   Sanden Corp                                           133,777
      79,000   Sankyo Aluminum Industry Co Ltd                       109,436
      36,000   Sanrio Co Ltd *                                       273,284
      11,000   Sanwa Shutter Corp                                     67,482
     145,000   Sanyo Securities Co Ltd *                               1,148
      13,000   Sapporo Breweries Ltd                                  58,656
      58,000   Seino Transportation Co Ltd                           346,173
       7,000   Shimachu Co                                           135,201
      10,000   Shimadzu Corp                                          35,067
       4,000   Shimano Inc                                            82,324
     144,000   Shionogi and Co Ltd                                   745,476
     394,000   Showa Denko                                           530,199
      37,000   Showa Electric Wire & Cable                            90,208
     151,000   Showa Shell Sekiyu                                  1,026,747
       5,000   Skylark Co Ltd                                         55,806
      10,000   Snow Brand Milk Products Co Ltd                        34,750
      75,000   Stanley Electric Co Ltd                               259,440
      71,000   Sumitomo Bakelite Co Ltd                              454,112
      39,000   Sumitomo Osaka Cement Co Ltd                           66,991
      42,000   Taiyo Yuden Co Ltd                                    448,825
      13,000   Takara Shuzo Co Ltd                                    60,714
      33,895   Takara Standard Co                                    217,596
      76,000   Tanabe Seiyaku Co Ltd                                 433,151
      84,000   Teikoku Oil Co Ltd                                    278,604
      65,000   Tobu Railway Co Ltd                                   229,478
     115,000   Toda Corp                                             558,933
         800   Toho Co Ltd                                           100,055
      60,000   Tokai Carbon Co Ltd                                   146,758
      49,000   Tokuyama Corp                                         154,761
      18,000   Tokyo Broadcasting System Inc                         232,249
     122,000   Tokyo Construction Co Ltd                             149,687
      92,000   Tokyo Electric Co Ltd                                 302,224
     106,000   Tokyo Ink Manufacturing Co Ltd                        271,859
      43,000   Tokyo Rope Manufacturing Co Ltd                        74,202
       8,000   Tokyo Steel Manufacturing Co                           36,729
      36,000   Tokyo Style Co Ltd                                    370,458
      16,000   Tokyu Department Store Co Ltd                          30,777
      13,000   Toshiba Ceramics Co Ltd                                58,244
      28,000   Toshiba Tungaloy Co Ltd                                86,662
      19,000   Toyo Engineering Corp                                  31,434
      11,000   Toyo Suisan Kaisha                                     80,978
      41,000   Tsubakimoto Chain                                     143,774
       4,000   Uniden Corp                                            42,112
     197,000   Victor Co of Japan Ltd                              1,746,537
      59,000   Wacoal Corp                                           616,481
       4,000   Yakult Honsha Co Ltd                                   27,072
       9,000   Yamaha Corp                                            99,739

8             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

 Shares              Description                                Value ($)
--------------------------------------------------------------------------------
             Japan - continued
    11,000   Yamatake Honeywell                                         147,154
     6,000   Yamazaki Baking Co Ltd                                      67,442
    75,000   Yodogawa Steel Works                                       385,894
    21,000   Yokogawa Electric Corp                                     132,154
   109,000   Yokohama Rubber Co                                         333,911
                                                                     -----------
                                                                     49,343,505
                                                                     -----------
             Malaysia - 0.0%
     1,000   Aluminum Co of Malaysia                                        327
     3,000   Berjaya Leisure Berhad                                       2,906
     2,000   Boustead Holdings Berhad                                     1,912
    11,000   Esso Berhad                                                 13,350
     8,000   Sime Darby                                                   4,081
                                                                     -----------
                                                                         22,576
                                                                     -----------
             New Zealand - 0.0%
    43,500   DB Group Ltd                                                74,006
                                                                     -----------

             Norway - 0.0%
         1   SAS Norge ASA Class B                                           15
                                                                     -----------

             Singapore - 0.6%
 2,103,000   Chuan Hup Holdings Ltd                                     642,187
     1,650   Haw Paw Brothers International Ltd Warrants 7/18/2001 *        499
    64,000   Inchcape Berhad                                             96,730
    64,000   Inchcape Marketing Services *                               16,188
    89,000   Prima Ltd                                                  169,105
   191,000   Times Publishing Ltd                                       377,051
    16,000   Wearne Brothers Ltd                                         19,642
                                                                     -----------
                                                                      1,321,402
                                                                     -----------
             Spain - 0.3%
       565   Koipe SA                                                    39,766
   135,578   Sarrio SA                                                  585,393
     5,608   Tableros Defibras Class B                                   91,394
                                                                     -----------
                                                                        716,553
                                                                     -----------
             Sweden - 5.5%
    15,300   AGA AB Class A                                             210,207
    16,050   AGA AB Class B                                             202,469
    11,300   Atlas Copco AB                                             314,736
     6,600   Atlas Copco AB Class B                                     183,416
    32,800   Avesta Sheffield AB                                        204,836
    19,813   Celsius Industrier AB Class B                              366,248
    20,900   Enator AB *                                                430,718
       200   Esselte AB Class A                                           3,772
    15,000   Euroc Industri AB Class A                                  599,520
     3,994   Incentive AB Class A                                       383,118
     2,312   Incentive AB Class B                                       221,775
     9,366   Industrivarden AB Class A                                  597,775
    17,700   Kinnevik Investment Class B                                334,926
    19,860   Marieberg Tidnings AB Class A                              458,895
    28,200   Mo Och Domsjo AB Class B                                   820,668
     2,100   Modern Times Group AB *                                     16,000


              See accompanying notes to the financial statements.             9

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


 Shares              Description                                  Value ($)
--------------------------------------------------------------------------------
             Sweden - continued
     6,600   Sandivik AB Class B                                       184,652
    10,200   Scania AB Class A                                         220,399
     8,800   Scania AB Class B                                         191,797
    10,400   Securitas AB                                              314,998
     8,500   Skandia Forsakrings AB                                    479,866
    12,800   SKF AB Class B                                            264,588
    18,800   Ssab Swedish Steel Class A                                352,218
   256,706   Stena Line AB Class B *                                   875,309
    10,891   Svedala Industries                                        193,161
    32,000   Svenska Handelsbanken Class B                           1,282,974
    14,825   Svenska Kullagerfabriken AB                               290,708
    56,976   Sydkraft AB Class A                                     1,494,424
    44,413   Sydkraft AB Class C                                     1,065,060
     8,398   Trygg Hansa Holdings AB Class B                           255,934
                                                                ---------------
                                                                    12,815,167
                                                                ---------------
             Switzerland - 0.3%
       440   Ascom Holding AG (Registered) *                           155,901
        45   Kuoni Reisen Holdings AG (Registered)                     183,667
     1,930   Swissair AG (Participating Certificate) *                 460,275
                                                                ---------------
                                                                       799,843
                                                                ---------------
             United Kingdom - 33.9%
   305,700   Allied Colloids                                         1,011,703
   156,300   AMEC                                                      357,070
    38,366   Amstrad Plc                                                24,004
   132,300   Anglian Water Plc                                       1,829,788
    68,565   Arcadia Group *                                           556,840
   119,680   Argos Plc                                               1,202,024
   124,300   Arjo Wiggins Appleton Plc                                 335,642
 1,120,000   ASDA Group                                              3,711,193
   179,700   Associated British Ports                                  905,381
   152,900   Astec (BSR)                                               318,464
   122,390   Barratt Development                                       566,258
   136,000   Beazer Holmes Plc                                         471,360
    96,412   Berisford International                                   306,373
   238,200   BICC Group                                                511,816
   152,100   Blue Circle Industries                                    889,659
    75,700   Bowthorpe Holdings *                                      498,560
   144,200   BPB Industries Plc                                        781,129
   141,800   British Land Co                                         1,716,032
   200,700   British Steel Plc                                         481,635
   219,535   Bunzl Co                                                  880,166
   224,200   Caradon Plc                                               732,753
    24,885   Carlton Communications                                    174,955
   313,800   Centrica Plc *                                            558,005
    26,140   Charter Plc (Registered)                                  266,845
    45,300   Christian Salvesen Plc                                     93,979
    89,100   Coats Viyella                                             121,764
    52,648   Cobham Group Plc                                          758,493
    82,900   Cordiant Communications Group *                           139,225
    89,502   Costain Group Plc *                                        44,210


10              See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

 Shares              Description                                  Value ($)
-------------------------------------------------------------------------------

             United Kingdom - continued
   118,300   Courtaulds                                                 681,733
    41,081   Dawson International                                        35,173
   137,131   Debenhams Plc *                                            943,786
    71,200   Delta Plc                                                  332,935
   198,600   Electrocomponents Plc                                    1,520,526
   231,480   Elementis Plc                                              484,037
   203,159   English China Clays Plc                                    816,183
    89,400   First Leisure Plc                                          465,143
    97,100   Glynwed International                                      406,083
    87,800   Great Portland Estates Plc                                 423,569
   122,920   Greenalls Group Plc                                        838,897
    39,509   Greycoat Plc                                               147,017
   140,436   Hammerson Plc                                            1,163,076
   113,820   Hazlewood Foods                                            348,573
   100,700   Hepworth Plc                                               374,714
   413,976   Hillsdown Holdings                                       1,083,762
    49,183   Hyder Plc                                                  759,591
    12,618   Hyder Plc Cumulative Redemption Preferred                   24,827
   191,444   Inchcape Plc                                               589,447
   120,300   Johnson Matthey                                          1,047,316
    48,700   Kwik Save Group                                            275,835
 1,030,167   Ladbroke Group                                           5,190,280
    32,734   Laing (John)                                               169,235
     9,009   Laing (John) Class A (Non Voting)                           46,280
    50,400   Laird Group                                                360,979
     6,200   Laporte Plc                                                 67,553
   891,817   Lasmo Plc                                                4,056,376
    81,160   Lex Service                                                636,079
   774,181   Lonrho Plc                                               1,198,208
   154,634   Marley Plc                                                 278,792
    56,048   Meyer International                                        349,753
   284,900   MFI Furniture Group                                        605,123
   123,800   Mirror Group Plc                                           346,522
   131,400   Morgan Crucible                                            956,267
   395,800   NFC Plc                                                  1,088,313
   178,097   Norcros Plc                                                190,604
   107,685   Northern Foods Plc                                         480,492
    68,680   Ocean Group                                                774,609
    21,900   Oxford Instruments                                         109,978
   270,800   Pilkington                                                 508,294
   122,500   Premeir Farnell Plc                                        800,734
   101,870   Provident Financial Plc *                                1,652,130
   158,800   Racal Electronics                                          755,971
    63,200   Railtrack Group Plc                                        962,544
    24,400   Rank Group Plc                                             133,781
   209,300   Rexam Plc                                                  956,300
   240,700   Rugby Group                                                505,299
    93,500   Saatchi & Saatchi Plc *                                    177,040
   187,400   Scottish Hydro-Electric Plc                              1,680,848
   334,500   Sears Plc                                                  289,146



              See accompanying notes to the financial statements.             11

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


           Shares/
          Par Value            Description                                           Value ($)
---------------------------------------------------------------------------------------------------
                      United Kingdom - continued
            286,297   Securicor Plc                                                       1,718,209
            210,600   Sedgwick Group                                                        513,437
             30,840   Severn Trent Plc                                                      474,775
            388,740   Signet Group Plc *                                                    249,637
          7,828,760   Signet Group *                                                              -
             83,125   Simon Engineering                                                      67,748
             64,800   Slough Estates                                                        429,440
            145,100   Smith (WH) Group                                                    1,170,645
             88,300   Southern Electric Plc                                                 745,103
             42,116   Southwest Water                                                       624,616
            202,300   St James's Place Capital *                                            676,167
            229,842   Storehouse Plc                                                        980,146
            295,606   T & N                                                               1,231,390
            945,164   Tarmac                                                              1,563,994
             92,100   Tate & Lyle                                                           796,124
            718,280   Taylor Woodrow Plc                                                  2,388,949
            318,000   Telewest Communications Plc *                                         408,398
             60,200   Thames Water                                                          876,215
            111,000   Transport Development Group                                           425,834
             58,100   Unigate                                                               624,671
            240,863   United Biscuits                                                     1,062,837
                900   Vendome Luxury Group Plc Units                                          7,128
             87,226   Viglen Technology Plc *                                                48,830
             96,926   Viglen Technology Plc Entitlement Letters *                                 -
             80,000   Waste Management International *                                      237,096
            100,700   Wessex Water Plc                                                      804,142
            213,900   Willis Corroon Group Plc                                              494,822
            120,980   Wilson (Connolly) Holdings                                            323,690
            442,935   Wimpey (George)                                                       897,030
              5,368   Wolseley                                                               44,192
            149,700   Yorkshire Water                                                     1,264,448
                                                                                     ---------------
                                                                                         79,484,792
                                                                                     ---------------
                      United States - 0.0%
              2,125   Ultramar Diamond Shamrock Corp                                         75,836
                                                                                     ---------------


                      TOTAL STOCK AND EQUIVALENTS (Cost $223,702,677)                   221,615,257
                                                                                     ---------------

                      DEBT OBLIGATIONS - 0.1%
                      United Kingdom - 0.1%
  GBP       157,989   Viglen Technology Plc Floating Rate Note, 6.75% due 9/1/2000          260,129
  GBP        41,678   Viglen Technology Plc Floating Rate Note, 6.99% due 1/1/2001           68,623
                                                                                     ---------------
                                                                                            328,752
                                                                                     ---------------

                      TOTAL DEBT OBLIGATIONS (Cost $178,828)                                328,752
                                                                                     ---------------


12              See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


        Shares/
       Par Value             Description                                       Value ($)
-------------------------------------------------------------------------------------------------

                     SHORT-TERM INVESTMENTS - 6.2%
                     Cash Equivalents - 4.1%
         3,500,760   The Boston Global Investment Trust (b)                           3,500,760
      $  6,000,000   Wachovia Bank Time Deposit, 5.63%, due 3/2/98                    6,000,000
                                                                                ----------------
                                                                                      9,500,760
                                                                                ----------------
                     U.S. Government - 2.1%
      $  5,150,000   U.S. Treasury Bill, 5.39% due 1/7/99 (a)                         4,921,765
                                                                                ----------------


                     TOTAL SHORT-TERM INVESTMENTS (Cost $14,427,126)                 14,422,525
                                                                                ----------------

                     TOTAL INVESTMENTS - 100.9%
                     (Cost $238,308,631)                                            236,366,534

                     Other Assets and Liabilities (net) -  (0.9%)                    (2,211,977)
                                                                                ----------------

                     TOTAL NET ASSETS - 100.0%                                 $    234,154,557
                                                                                ================



                     Notes to the Schedule of Investments:

                     ADR American Depositary Receipt

                     (a) This security is held as collateral for open futures
                         contracts (Note 5).

                     (b) Represents investment of security lending collateral
                         (Note 1).

                     (c) Bankrupt issuer.

                     * Non-income producing security. A dividend has not been declared for the twelve months ended
                         February 28, 1998.


              See accompanying notes to the financial statements.             13

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

--------------------------------------------------------------------------------


       At February 28, 1998, industry sector diversification of the Fund's equity investments was as follows:

       Industry Sector (Unaudited)


       Services                                            11.7%
       Construction                                         9.6
       Consumer Goods                                       7.5
       Machinery                                            6.9
       Retail Trade                                         6.4
       Chemicals                                            4.2
       Conglomerates                                        4.1
       Oil and Gas                                          4.1
       Banking                                              4.0
       Health Care                                          4.0
       Metals and Mining                                    3.8
       Transportation                                       3.8
       Utilities                                            3.8
       Electronic Equipment                                 3.3
       Insurance                                            3.0
       Paper and Allied Products                            2.4
       Real Estate                                          2.2
       Communications                                       2.1
       Textiles                                             1.6
       Financial Services                                   1.6
       Food and Beverage                                    1.3
       Automotive                                           1.2
       Aerospace                                            0.9
       Telecommunications                                   0.7
       Computers                                            0.3
       Miscellaneous                                        5.5
                                                     ==========
                                                          100.0%
                                                     ==========


14              See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)


Statement of Assets and Liabilities - February 28, 1998
----------------------------------------------------------------------------------------------
Assets:
     Investments, at value (cost $238,308,631) (Note 1)                         $  236,366,534
     Foreign currency, at value (cost $2,260,202) (Note 1)                           2,259,164
     Cash                                                                               64,359
     Receivable for investments sold                                                    43,689
     Dividends and interest receivable                                                 266,977
     Receivable for open forward foreign currency contracts (Notes 1 and 6)          2,345,748
     Receivable for open swap contracts (Notes 1 and 6)                              1,437,500
     Foreign withholding taxes receivable                                              115,409
     Receivable for expenses waived or borne by Manager (Note 2)                       168,551
                                                                                  -------------

         Total assets                                                              243,067,931
                                                                                  -------------

Liabilities:
     Payable for open forward foreign currency contracts (Notes 1 and 6)             4,769,487
     Payable upon return of securities loaned (Note 1)                               3,500,760
     Payable for variation margin on open futures contracts (Notes 1 and 6)             85,682
     Payable for fund shares repurchased                                               172,084
     Payable to affiliate for (Note 2):
         Management fee                                                                216,922
         Shareholder service fee                                                        26,029
     Accrued expenses                                                                  142,410
                                                                                  -------------

         Total liabilities                                                           8,913,374
                                                                                  -------------
Net assets                                                                      $  234,154,557
                                                                                  =============

Net assets consist of:
     Paid-in capital                                                            $  236,274,501
     Distributions in excess of net investment income                                 (665,119)
     Accumulated net realized loss                                                     (51,411)
     Net unrealized depreciation                                                    (1,403,414)
                                                                                  -------------
                                                                                $  234,154,557
                                                                                  =============

Net assets attributable to Class III Shares                                     $  234,154,557
                                                                                  =============

Shares outstanding - Class III                                                      19,163,810
                                                                                  =============

Net asset value per share - Class III                                           $        12.22
                                                                                  =============

               See accompanying notes to the financial statements.            15

GMO International Small Companies Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $614,487)           $   5,052,924
     Interest (including securities lending income of $95,132)        1,203,813
                                                                    ------------

         Total income                                                 6,256,737
                                                                    ------------
Expenses:
     Management fee (Note 2)                                          2,912,080
     Custodian fees                                                     395,883
     Audit fees                                                          52,473
     Transfer agent fees                                                 30,930
     Registration fees                                                    5,298
     Legal fees                                                           4,647
     Trustees fee (Note 2)                                                2,190
     Stamp duties and transfer taxes                                        200
     Miscellaneous                                                        3,015
     Fees waived or borne by Manager (Note 2)                        (2,004,718)
                                                                    ------------
                                                                      1,401,998
     Shareholder service fee - Class III (Note 2)                       349,448
                                                                    ------------
         Net expenses                                                 1,751,446
                                                                    ------------
             Net investment income                                    4,505,291
                                                                    ------------

Realized and unrealized gain (loss):
         Net realized gain (loss) on:
             Investments                                             27,585,697
             Closed futures contracts                                 4,716,568
             Foreign currency, forward contracts and foreign
                currency related transactions                        (2,314,343)
                                                                    ------------
                   Net realized gain                                 29,987,922
                                                                    ------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                            (19,556,569)
             Open futures contracts                                    (514,303)
             Open swap contracts                                      1,437,500
             Foreign currency, forward contracts and foreign
                currency related transactions                        (2,197,239)
                                                                    ------------
                   Net unrealized loss                              (20,830,611)
                                                                    ------------

         Net realized and unrealized gain                             9,157,311
                                                                    ------------
Net increase in net assets resulting from operations              $  13,662,602
                                                                    ============

16             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)


Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------

                                                                      Year Ended            Year Ended
                                                                   February 28, 1998     February 28, 1997
                                                                  -------------------   -------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                        $       4,505,291     $      4,054,564
     Net realized gain (loss)                                            29,987,922           (6,729,282)
     Change in net unrealized appreciation (depreciation)               (20,830,611)          15,655,726
                                                                   -----------------     ----------------

     Net increase in net assets resulting from operations                13,662,602           12,981,008
                                                                   -----------------     ----------------

Distributions to shareholders from:
     Net investment income - Class III                                   (4,394,112)          (1,160,606)
     Net realized gains - Class III                                     (28,025,043)          (3,372,778)
     In excess of net realized gains - Class III                                  -              (30,591)
                                                                   -----------------     ----------------
                                                                        (32,419,155)          (4,563,975)
                                                                   -----------------     ----------------

Net share transactions - Class III (Note 5)                              17,258,306            8,272,041
                                                                   -----------------     ----------------

     Total increase (decrease) in net assets                             (1,498,247)          16,689,074

Net assets:
     Beginning of period                                                235,652,804          218,963,730
                                                                   -----------------     ----------------

     End of period (including distributions in excess
         of net investment income of $665,119 and
         $655,418, respectively)                                  $     234,154,557     $    235,652,804
                                                                   =================     ================

               See accompanying notes to the financial statements.            17

GMO International Small Companies Fund
(A Series of GMO Trust)


Financial Highlights
(For a Class III share outstanding throughout each period)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Year ended February 28/29,
                                                            -----------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                       $      13.46   $      12.95    $     11.95    $     14.45    $      8.91
                                                            -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income                                            0.27           0.23           0.18           0.18           0.15
  Net realized and unrealized gain (loss)                          0.42           0.55           1.16          (1.52)          5.59
                                                            -----------    -----------    -----------    -----------    -----------

    Total from investment operations                               0.69           0.78           1.34          (1.34)          5.74
                                                            -----------    -----------    -----------    -----------    -----------

Less distributions to shareholders from:
  Net investment income                                           (0.26)         (0.07)         (0.17)         (0.20)         (0.12)
  In excess of net investment income                                  -              -          (0.02)             -              -
  Net realized gains                                              (1.67)         (0.20)         (0.15)         (0.96)         (0.08)
  In excess of net realized gains                                     -          (0.00)             -              -              -
                                                            -----------    -----------    -----------    -----------    -----------
     Total distributions                                          (1.93)         (0.27)         (0.34)         (1.16)         (0.20)
                                                            -----------    -----------    -----------    -----------    -----------

Net asset value, end of period                             $      12.22   $      13.46    $     12.95    $     11.95    $     14.45
                                                            ===========    ===========    ===========    ===========    ===========

Total Return (a)                                                   6.92%          5.99%         11.43%          9.66%         64.67%

Ratios/Supplemental Data:

      Net assets, end of period (000's)                    $    234,155   $    235,653    $   218,964    $   186,185    $   132,645
      Net expenses to average
          daily net assets                                         0.75%          0.76%(c)       0.76%(c)       0.76%(c)       0.75%
      Net investment income to average
          daily net assets                                         1.93%          1.75%          1.84%          1.45%          1.50%
      Portfolio turnover rate                                        79%            13%            13%            58%            38%
      Average broker commission rate per equity share (b)  $     0.0063         0.0015            N/A            N/A            N/A
      Fees and expenses voluntarily waived or borne by
          the Manager consisted of the following per
          share amounts:                                   $       0.12   $       0.10    $      0.07    $      0.08    $      0.09

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.

(c) Includes stamp duties and taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.

18             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment primarily in equity securities of small capitalization foreign companies traded on a major stock exchange of a foreign country.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, the Fund ceased offering Class I and Class II shares.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy and sell is shown under Note 6, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Futures contracts
     The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for the summary of all open swap agreements as of February 28, 1998.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $3,329,671 collateralized by cash in the amount of $3,500,760, which was invested in a short-term instrument.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

      Distributions in Excess of    Accumulated Net Realized
         Net Investment Income              Gain/Loss           Paid-in Capital
         ---------------------              ---------           ---------------
            ($120,880)                      $121,263              ($383)

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is 1.00% of the amount invested. In the case of cash redemptions, the fee is .60% of the amount redeemed. Prior to June 1, 1996, the premium on cash purchases and fee on cash redemptions was 1.25% and .75% of the amount invested or redeemed, respectively. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $328,967 in purchase premiums and $298,370 in redemption fees. There is no premium for reinvested distributions. Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. A purchase premium of up to .10% may be charged on certain in-kind transactions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of 1.25% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, and extraordinary expenses) exceed .60% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .75%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $2,190. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $169,063,402 and $173,116,323, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:


                       Gross Unrealized   Gross Unrealized    Net Unrealized
      Aggregate Cost     Appreciation        Depreciation      Depreciation
     ---------------   ----------------   -----------------   --------------
       $238,806,998      $29,040,678         $31,481,142        $2,440,464


4.   Principal Shareholders

     At February 28, 1998, 13.68% of the outstanding shares of the Fund were held by one shareholder.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares including purchase premiums and redemption fees received by the Fund were as follows:

                                          Year Ended                                         Year Ended
     Class III:                       February 28, 1998                                  February 28, 1997
                         ----------------------------------------------     ----------------------------------------------
                                Shares                   Amount                   Shares                    Amount
                         ----------------------   ---------------------     --------------------     ---------------------
     Shares sold                     2,671,927    $         37,883,371                1,509,544      $         20,156,083
     Shares issued  to
     shareholders in
     reinvestment of
     distributions                   2,808,143              30,552,594                  302,311                 4,040,065

     Shares repurchased             (3,825,152)            (51,177,659)              (1,205,784)              (15,924,107)
                         ----------------------   ---------------------     --------------------     ---------------------

     Net increase                    1,654,918    $         17,258,306                  606,071      $          8,272,041
                         ======================   =====================     ====================     =====================


6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Forward currency contracts

                                                                                                       Net Unrealized
        Settlement                                       Units of                                       Appreciation
           Date             Deliver/Receive              Currency                  Value               (Depreciation)
      ----------------   -----------------------   --------------------    ----------------------    --------------------
      Buys
      3/6/98                      ATS                       47,732,484    $            3,739,059    $          (146,606)
      7/16/98                     ATS                       47,732,484                 3,766,486                 (4,258)
      3/6/98                      BEF                      393,029,095                10,493,690               (257,053)
      7/16/98                     BEF                      301,061,320                 8,097,835                (49,678)
      3/6/98                      CAD                        7,763,351                 5,455,606                (12,698)
      4/17/98                     CAD                        7,632,260                 5,368,579                (67,735)
      3/6/98                      CHF                        4,455,836                 3,037,350                (76,442)


GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts - continued
       Buys - continued

                                                                                                       Net Unrealized
        Settlement                                       Units of                                       Appreciation
           Date             Deliver/Receive              Currency                  Value               (Depreciation)
      ----------------   -----------------------   --------------------    ----------------------    --------------------
      3/6/98                      DEM                        9,429,811     $           5,197,148     $          (94,370)
      7/16/98                     DEM                        4,729,813                 2,627,072                 (6,601)
      3/6/98                      ESP                    1,974,956,718                12,824,037               (573,811)
      7/16/98                     ESP                    1,665,756,718                10,866,170                (18,482)
      3/6/98                      FIM                       11,593,387                 2,104,349               (141,125)
      7/16/98                     FIM                       11,593,387                 2,121,156                   (699)
      3/6/98                      FRF                      131,038,379                21,523,488               (677,296)
      7/16/98                     FRF                       67,257,717                11,132,066                (28,946)
      3/6/98                      GBP                       30,500,618                50,211,948                 102,778
      4/17/98                     HKD                        3,317,718                   428,044                  13,044
      3/6/98                      IEP                        3,621,912                 4,938,358               (451,612)
      7/16/98                     IEP                        3,621,912                 4,935,217                (13,005)
      3/6/98                      ITL                    3,204,093,500                 1,790,474                (47,526)
      7/16/98                     ITL                    3,204,093,500                 1,790,094                (13,759)
      4/17/98                     JPY                      200,864,000                 1,600,638                     638
      3/6/98                      NLG                        2,842,678                 1,389,058                (74,957)
      7/16/98                     NLG                        2,842,678                 1,400,153                   2,298
      3/6/98                      NOK                      131,449,676                17,369,569             (1,087,110)
      7/16/98                     NOK                      116,608,503                15,501,451                (11,953)
      3/6/98                      SEK                      173,966,681                21,730,488               (846,591)
      7/16/98                     SEK                      105,016,001                13,169,389                  48,160
                                                                                                     --------------------
                                                                                                  $           (4,535,395)
                                                                                                     ====================

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts - continued

                                                                                                        Net unrealized
     Settlement                                          Units of                                        Appreciation
        Date                 Deliver/Receive             Currency                   Value               (Depreciation)
   ----------------      -----------------------   --------------------    ----------------------     ------------------
   Sales
   3/6/98                          ATS                   47,732,484       $          3,739,059      $            3,773
   3/6/98                          BEF                  393,029,095                 10,493,690                 178,770
   7/16/98                         BEF                   91,967,774                  2,473,715                  (1,064)
   3/6/98                          CAD                    7,763,351                  5,455,606                 117,910
   8/20/98                         CAD                    7,763,351                  5,471,811                  11,943
   3/6/98                          CHF                    4,455,836                  3,037,350                  42,650
   3/6/98                          DEM                    9,429,811                  5,197,148                 144,525
   7/16/98                         DEM                    4,699,998                  2,610,512                  (8,365)
   3/6/98                          ESP                1,974,956,718                 12,824,037                  14,794
   3/6/98                          FIM                   11,593,387                  2,104,349                      96
   3/6/98                          FRF                  131,038,379                 21,523,488                 331,507
   7/16/98                         FRF                   31,621,093                  5,233,721                  68,718
   3/6/98                          GBP                   30,500,618                 50,211,948                 297,168
   7/16/98                         GBP                   22,776,371                 37,248,420                 (55,157)
   3/6/98                          IEP                    3,621,912                  4,938,358                  12,463
   3/6/98                          ITL                3,204,093,500                  1,790,474                  14,650
   4/17/98                         JPY                1,288,543,335                 10,268,096                 307,666
   3/6/98                          NLG                    2,842,678                  1,389,058                  (2,588)
   3/6/98                          NOK                  131,449,676                 17,369,569                 136,697
   7/16/98                         NOK                   14,841,173                  1,972,924                  17,657
   3/6/98                          SEK                  173,966,681                 21,730,488                 469,974
   7/16/98                         SEK                   68,950,680                  8,646,666                   7,869
                                                                                                     ------------------
                                                                                                    $        2,111,656
                                                                                                     ==================

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
Currency Abbreviations:

    ATS     Austrian Schilling               GBP     British Pound
    BEF     Belgian Franc                    HKD     Hong Kong Dollar
    CAD     Canadian Dollar                  IEP     Irish Punt
    CHF     Swiss Franc                      ITL     Italian Lira
    DEM     German Mark                      JPY     Japanese Yen
    ESP     Spanish Peseta                   NLG     Netherlands Guilder
    FIM     Finnish Markka                   NOK     Norwegian Kroner
    FRF     French Franc                     SEK     Swedish Krona



     Futures Contracts

                                                                                                     Net Unrealized
       Number of                                                                                      Appreciation
       Contracts                 Type              Expiration Date          Contract Value           (Depreciation)
    -----------------    ---------------------  ----------------------   ---------------------    ---------------------
          Buys
          164                    AOH8                March 1998          $          7,541,442     $            427,668
           3                     IBEX                March 1998                       174,334                   15,258
           68                 Hang Seng              March 1998                     5,072,005                  391,064
          116                   MIB 30               March 1998                    18,828,892                3,096,185
           6                  OMX INDEX              March 1998                       205,935                    5,336
           1                    TSE 35               March 1998                       134,526                    8,461
                                                                                                   --------------------
                                                                                                  $          3,943,972
                                                                                                   ====================

         Sells
           1                   CAC - 40              March 1998          $            112,723     $           (12,851)
           92                  FTSE 100              March 1998                    21,892,391              (2,011,366)
           1                     GXZ7                March 1998                       259,347                   18,241
          103                   TOPIX                March 1998                    10,403,546                  374,829
                                                                                                   --------------------
                                                                                                  $          2,417,287
                                                                                                   ====================

GMO International Smalll Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Swap agreement

           Notional            Expiration                                                                  Unrealized
            Amount                Date                           Description                              Appreciation
   ------------------------  ---------------     ------------------------------------------------     --------------------
      CHF 8,700,000             10/9/98           Agreement with Swiss Bank Corporation dated
                                                  10/10/97 to receive (pay) the notional amount
                                                  multiplied by the return on the Swiss Market
                                                  Index (including dividends) and to pay the
                                                  notional amount multiplied by 6 month CHF LIBOR
                                                  adjusted by a specified spread.                     $         1,437,500
                                                                                                       ====================


GMO International Small Companies Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------
     For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 83.64% of distributions as net capital gain dividends.

     The Fund has also elected to defer to March 1, 1998 post-October losses of $744,063.

GMO International Small Companies Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO International Small Companies Fund returned 6.9% for the fiscal year ended February 28, 1998 as compared to 15.5% for EAFE and 18.9% for the GMO EAFE-Lite Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks that ranked within the smallest 50% by market capitalization within each country.

Overseas markets were mixed during the fiscal year. Although a strong bull market prevailed in Europe, the investment climate was difficult for investors in the Far East. Poor economic conditions in Japan combined with the fallout from the Asian currency crisis caused most stock markets in the Pacific Rim to fall significantly. Hedging currency exposure back to the strong-performing U.S. dollar added to the absolute performance of the fund.

Within Europe, ten of the fourteen EAFE markets returned in excess of 30% for the year, led by strong performance of the largest international blue chip companies. On the other hand, small European stocks performed poorly throughout the region.

Weakness in the Pacific Rim countries offset the strong performance of the European markets. Many of the Pacific Rim countries represented in the index (Japan, Malaysia, Hong Kong and Singapore) were significantly affected by the debt crisis in the Asian markets. Weakening currencies further depressed returns for dollar-based investors. In the crisis environment pervading these markets, both large and small stocks performed poorly in absolute terms, however, smaller stocks were more drastically affected by the turn of events.

Impact of country selection

Country selection detracted slightly from the Fund's performance for the year, primarily in Europe where the Fund was underweight in many of the expensive strong-performing European markets, including the Netherlands, Switzerland, and the United Kingdom. The funds small (less than 2%) allocation to cash also detracted from performance given the strong markets. These decisions were partially offset by the Fund's underweighting of a number of Asian markets affected by the turmoil. The Fund also added value through overweighting of the Italian market, which was one the best performing EAFE market for the year, as well as by underweighting Japan.

Relative to EAFE, country selection added value, primarily due to the Fund's underweight in Japan.

Impact of currency selection

The Fund's currency weights detracted from performance, primarily from overweighting the Norwegian krone and underweighting the strong performing pound sterling and the Swiss franc, the only two currencies to outperform the U.S. dollar. The underperformance was partially offset through the underweighting the Malaysian ringgit, Australian dollar and Dutch guilder. The Fund was modestly hedged back to the U.S. dollar during the year, which added value as well.

Impact of stock selection

Stock selection negatively impacted the Fund's performance for the year. Small European stocks performed poorly throughout the region, as a few, very large stocks were responsible for the strong performance of the overall market in a number of countries, including the United Kingdom. In EAFE, the smallest 20% of stocks as measured by market capitalization underperformed the index by over 13%.

Current portfolio structure and outlook

Country selection. The International Small Companies Fund remains underweight in some of the expensive European countries, in particular the Netherlands and Switzerland. The Fund remains slightly underweight in the Asia/Pacific Rim countries. The Fund's largest overweight positions are in Italy and Canada.

Currency Selection. Among currencies, the Fund is slightly underweight in the European currencies and holds a larger underweight in the Asian/Pacific Rim currencies. The Fund's largest underweights are the Dutch guilder, Swiss Franc and pound sterling. The Fund continues to emphasize the Canadian dollar, Norwegian krone, Swedish krona and French franc.

Stock Selection. Small stocks in EAFE are now cheaper than they have been in more than twenty years. Value stocks are also very attractive in many European markets, following the strong run over the last several years in multinational companies. While small stocks also appear attractive in a number of the Pacific Rim countries, we are somewhat more cautious about their outlook given their higher risk of bankruptcy in what will likely be a difficult economic environment.

The Fund is very well positioned to outperform the benchmark over the next three years. Although the restructuring craze in Europe may well provide support for large companies in the short term, we believe large cap companies (whose valuations are historically high) are susceptible to earnings disappointments, and eventually, shrinking profit margins. We expect value and small stocks to do well in many countries over the next several years.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

International Small Companies Fund

           Comparison of Change in Value of a $10,000 Investment in GMO International Small Companies Fund Class III Shares and the MSCI EAFE Index
                            As of February 28, 1998

                     --------------------------------------
                          Average Annual Total Return
                     --------------------------------------
                                                Since
                                              Inception
                         1 Year     5 Year     10/14/91
                     --------------------------------------
           Class
            III           5.2%      13.1%        8.9%
                     --------------------------------------

                           [LINE GRAPH APPEARS HERE]


                        GMO International
                         Small Companies          MSCI EAFE
   Date               Fund Class III Shares         Index
-----------           ---------------------       ---------

10/14/91                     $9,900                $10,000
 2/29/92                     $9,541                 $9,591
 2/28/93                     $9,205                 $9,195
 2/28/94                    $15,175                $12,798
 2/28/95                    $13,711                $12,230
 2/29/96                    $15,278                $14,291
 2/28/97                    $16,193                $14,754
 2/28/98                    $17,210                $17,036

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 100 bp on the purchase and 60 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO Emerging Markets Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 20, 1998

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  STOCK AND EQUIVALENTS - 85.7%
                  Argentina - 2.4%
       749,616    Atanor SA D Shares                                                      809,990
       485,440    Capex SA Class A (Voting)                                             2,816,960
     2,082,454    Central Costanera Class B (Voting)                                    6,500,507
     1,646,584    Central Puerto B Shares                                               4,942,223
     2,819,415    Ciadea SA (Bearer)                                                    4,597,945
     1,559,939    Garovaglio Y Zorraquin                                                3,979,834
       563,998    Nobelza Piccardo                                                      2,539,261
        45,970    Quimica Estrella Preferred 10%                                           45,993
     1,069,000    Sociedad Comercial del Plata SA                                       1,550,825
     3,543,000    Transportadora De Gas Del Sur Class B                                 8,383,387
        53,653    YPF SA ADR                                                            1,696,776
                                                                                ------------------
                                                                                       37,863,701
                                                                                ------------------
                  Brazil - 10.7%
     6,531,000    Acos Villares SA Preferred                                              577,310
     2,300,000    Alpargatas de Sao Paolo                                                 109,897
    35,870,000    Alpargatas de Sao Paolo Preferred                                     1,364,783
   148,940,000    Banco Nacional Preferred (b)                                              1,318
    25,040,000    Belgo Mineira Preferred (Registered)                                  1,154,346
     4,400,000    Belgo Mineira (Registered)                                              221,917
    20,525,003    Bombril SA Preferred                                                     89,717
     6,800,000    Brasmotor Preferred (Registered)                                        716,011
    21,500,000    Caemi Mineracao e Metalurgica SA Preferred                              932,177
   385,100,000    Cemig Preferred                                                      16,526,435
   246,500,000    Ceval Participacoes *                                                 1,505,632
    34,000,000    Cia Energetica Perna Class A Preferred                                  231,651
   162,100,000    Cia Energetica de Sao Paolo SA Preferred (Registered)                 7,888,776
   246,500,000    Cia Hering Preferred (Registered)                                       119,962
    12,689,000    Copene-Petroquimica do Nordeste SA Class A Preferred                  3,441,294
     1,637,000    Cosipa PN Class B *                                                     420,059
   179,000,000    Electrobras                                                           8,046,012
   855,067,710    Electrobras Class B Preferred (Registered)                           40,099,623
     2,000,000    Ericsson Telecom                                                         41,605
    43,950,000    Ericsson Telecom Preferred                                            1,481,657
   660,000,000    Fertilizantes Fosfatados Preferred                                    2,423,572
   126,196,118    Gerdau SA Preferred                                                   2,009,937
     1,050,000    Industrias Klabin de Papel e Celulose SA Preferred                      445,959
     1,336,261    Iochpe Maxion Preferred                                                  68,578
   262,400,000    Iparanga Brasil De Petroleo Preferred                                 3,436,287
    42,420,000    Mesbla Preferred (Registered) *                                             375
    12,598,589    Metalurgica Gerdau SA                                                   300,988
    52,947,674    Metalurgica Gerdau SA Preferred                                       1,641,160
   335,746,000    Olvebra Preferred *                                                      23,766
   134,600,000    Petrobras Distrib Preferred                                           2,358,165
    85,880,000    Petroleo Brasileiro SA (Petrobras) Preferred                         19,453,418
   583,800,000    Siderurgica de Tubarao Preferred *                                    7,593,558
        60,000    Telebras ADR                                                          7,346,250
   283,810,000    Telebras SA                                                          28,123,596


              See accompanying notes to the financial statements.              1

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Brazil - continued
    17,522,000    Telebras SA Preferred (Registered)                                    2,139,571
     5,830,152    Unipar Preferred                                                      1,341,273
       600,740    Usiminas Preferred                                                    4,066,417
       673,000    Varig Preferred (Registered) *                                        1,625,705
                                                                                ------------------
                                                                                      169,368,757
                                                                                ------------------
                  Chile - 3.3%
         1,000    Administradora de Fondos de Pensiones Provida ADR                        16,500
       173,600    Banco Santiago Sponsored ADR                                          3,613,050
       112,600    Chilectra SA ADR                                                      2,773,338
       661,763    Chilgener ADR                                                        15,882,312
        46,500    Chilquinta Sponsored ADR                                                441,750
           200    Chilquinta Sponsored ADR 144A                                             1,900
       191,800    Compania de Telefonos de Chile ADR                                    5,250,525
        23,700    Cristalerias de Chile SA ADR                                            355,500
        11,900    Embotelladora Andina ADR Class A                                        249,900
       566,200    Empresa Natl de Electricidad ADR                                     10,439,313
       211,000    Enersis SA ADR                                                        6,145,375
     1,330,000    Five Arrows Chile Investment Trust Ltd                                3,059,000
       165,100    Maderas Y Sinteticos Soc ADR                                          1,423,988
       101,390    Quimenco SA ADR *                                                     1,089,943
        33,500    Soc Quimica Y Minera de Chile Sponsored ADR                           1,440,500
        50,500    Telex Chile Sponsored ADR                                               119,938
         6,800    Vina Concha Y Toro SA Sponsored ADR                                     197,200
                                                                                ------------------
                                                                                       52,500,032
                                                                                ------------------
                  Colombia - 0.1%
        26,200    Banco Ganadero SA ADR                                                   917,000
                                                                                ------------------

                  Czech Republic - 0.4%
        21,000    Alpha Effect                                                            497,867
        34,360    Cez Z                                                                   781,254
        21,397    IF Zivnobanka                                                           247,346
        84,249    IPS Praha                                                               449,781
         1,670    Leciva AS *                                                             112,981
        46,000    PF IKS KB Plus                                                          257,731
        31,300    Restitucni IF                                                           820,317
        32,362    Skoda Koncern Plzen *                                                   467,387
       367,188    SP Vseobecny *                                                          704,307
        27,366    Spif Cesky                                                              285,758
       212,476    Spif Vynosovy                                                         1,237,469
         8,470    SPT Telecom AS *                                                      1,001,790
                                                                                ------------------
                                                                                        6,863,988
                                                                                ------------------
                  Egypt - 1.4%
        67,000    Al Ahram Beverages Co GDR                                             2,167,450
        23,000    Alexandria Cement                                                       391,921
        98,000    Ameriyah Cement Co                                                    2,041,337
       131,000    Commercial International Bank GDR                                     2,168,050
       121,291    Eastern Tobacco Co                                                    2,743,858


              See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


     Shares       Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Egypt - continued
        14,800    Egyptian International Pharm Investment                               1,034,859
       117,800    Helwan Portland Cement Co                                             2,290,416
        41,750    Middle Egypt Flour Mills                                                269,972
           350    Miraco /Misr Aircond/ *                                                 257,891
       145,500    Misr International Bank Sae GDR *                                     1,800,563
       200,000    Paints & Chemical Industries Co GDR                                   2,250,000
        18,000    Suez Cement Co                                                          362,512
        65,000    Suez Cement Co GDR                                                    1,280,500
        37,881    Suez Cement Co GDR 144A                                                 746,256
        60,250    Torrah Portland Cement                                                1,168,093
        65,935    Upper Egypt Flour Mills                                               1,152,591
                                                                                ------------------
                                                                                       22,126,269
                                                                                ------------------
                  Greece - 0.1%
        47,000    Alpha Leasing (Registered)                                              800,542
        13,900    Aluminum of Greece Preferred 10.41%                                     603,728
            30    Aluminum of Greece (Registered)                                           1,314
         8,940    Econ Viomihanies *                                                        7,085
         1,409    National Mortgage Bank of Greece                                         63,427
                                                                                ------------------
                                                                                        1,476,096
                                                                                ------------------
                  Hungary - 0.0%
        28,151    Fotex (Registered) *                                                     28,327
                                                                                ------------------

                  India - 7.7%
       101,200    Aptech Ltd *                                                          1,458,849
           434    Arvind Mills Ltd                                                            614
       394,600    Ashok Leyland Ltd GDR                                                   887,850
        25,000    Ashok Leyland Ltd GDR 144A                                               56,250
        35,000    Bajaj Auto                                                              504,543
        75,000    Bajaj Auto GDR 144A                                                   1,443,750
       544,800    Bank of India *                                                         535,109
           200    Bank of India *                                                             198
       183,900    Bharat Heavy Electricals Ltd                                          1,495,502
       125,500    Bharat Petrol Corp                                                    1,211,147
       460,300    Bombay Dyeing & Manufacturing Co Ltd GDR                              1,104,720
       903,760    BSES Ltd                                                              4,610,669
        22,400    Ciba Speciality Chemicals                                                44,088
       591,804    Core Healthcare Ltd GDR                                                  59,180
     1,002,000    Escorts                                                               1,869,042
       255,520    Garden Silk Mills Ltd GDR                                               191,640
       572,814    Glaxo India Ltd                                                       5,239,756
        76,500    Grasim Industries                                                       555,524
     3,227,678    Great Eastern Shipping Co                                             3,412,234
        56,000    Great Eastern Shipping Co GDR                                           376,600
        45,000    Great Eastern Shipping Co GDR                                           302,625
       114,300    Hindalco Industry GDR                                                 2,257,425
       494,000    Hindustan Development Corp GDR 144A                                       4,940


              See accompanying notes to the financial statements.              3

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  India - continued
       721,500    Hindustan Petroleum                                                   8,452,643
         6,000    Housing Development Finance                                             460,521
       469,770    India Cements GDR                                                       563,724
        17,900    Indian Hotels                                                           254,740
       270,100    Indian Petrochemical Co Ltd GDR                                       1,181,688
       102,500    Indian Rayon & Industries GDR                                           376,688
       250,000    Indo Gulf Fertilizers                                                   214,422
     1,265,000    Indo Gulf Fertilizers GDR                                             1,265,000
        90,000    Indo Gulf Fertilizers GDR 144A                                           90,000
     1,976,505    Industrial Credit & Investment Corp of India Ltd                      4,470,367
            95    Industrial Credit & Investment Corp of India Ltd                            217
         1,130    Industrial Credit & Investment GDR 144A                                  17,798
           600    Industrial Development Bank of India                                      1,290
       803,000    Industrial Development Bank of India *                                1,726,399
       593,000    Industrial Finance Corp of India                                        506,348
       439,099    ITC Ltd                                                               7,407,215
           909    Jaiprakash Industries Ltd                                                   231
       350,000    Kirloskar Cummins Ltd                                                 3,482,656
        75,867    Larsen & Toubro                                                         426,089
           120    Larsen & Toubro                                                             695
       678,200    Larsen & Toubro GDR                                                   8,901,375
         1,870    Madras Cement Ltd                                                       184,149
     1,094,500    Mahanagar Telephone                                                   7,259,581
        95,000    Mahanagar Telephone GDR 144A *                                        1,615,000
       226,993    Mahindra & Mahindra                                                   1,424,835
     2,162,000    National Aluminum                                                     1,546,640
       287,500    NIIT                                                                  5,443,504
        44,800    Novartis India                                                          378,551
       117,600    Oil & Natural Gas Commission Ltd                                        800,935
     1,634,000    Oriental Bank of Commerce                                             2,688,729
        14,000    Parke Davis & Co Ltd                                                     88,216
       121,900    Pentafour Software                                                      823,716
       620,227    Reliance Industries                                                   2,507,703
     1,769,171    Reliance Industries                                                   7,207,068
       547,800    Reliance Industries GDR (Registered)                                  4,738,470
        83,000    Sanghi Polyesters GDR (Registered) *                                      4,150
       589,000    Satyam Computer Service                                               3,068,488
       119,973    Siemens India                                                           551,540
        88,000    Smithkline Beecham Plc                                                  892,300
       225,000    Southern Petrochem GDR                                                  866,250
       346,000    Southern Petrochem Industry Corp                                        230,813
           100    State Bank of India                                                         651
       762,350    State Bank of India                                                   4,940,260
        75,000    Steel Authority of India GDR                                            189,375
        54,000    Steel Authority of India GDR 144A                                       136,350
       312,828    Sterlite Industries Ltd                                               1,566,922


4             See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  India - continued
        46,000    Sterlite Industries Ltd GDR                                             115,000
       894,586    Tata Iron & Steel                                                     2,944,063
         4,281    Tata Iron & Steel                                                        14,426
     5,115,000    Uti Masterplus 1991 Unit *                                            2,255,280
         3,600    Videocon International                                                    2,653
        95,150    Zuari Argochemicals Ltd                                                 240,595
                                                                                ------------------
                                                                                      122,148,574
                                                                                ------------------
                  Indonesia - 1.5%
     7,635,000    Aneka Tambang *                                                       1,358,771
       851,000    Astra Agro Lestari *                                                    331,746
     4,080,500    Astra International                                                     772,298
     5,286,500    Barito Pacific Timber                                                 1,194,689
       171,000    Ciputra Development                                                       6,280
    18,766,500    Citra Marga Nusaphale Persada                                         1,219,292
     1,875,000    Dynaplast                                                               121,822
     1,663,000    Gudang Garam                                                          2,076,401
         5,000    Gulf Resources Ltd ADR *                                                 93,750
     2,116,500    HM Sampoerna                                                          1,219,678
       226,076    Indah Kiat Pulp & Paper Warrants 4/13/01 *                               25,545
       140,000    Indosat ADR                                                           2,100,000
     3,072,000    International Nickel                                                  3,471,186
     3,097,500    Kalbe Farma                                                             367,500
     1,834,000    Pakuwon Jati                                                            108,797
     4,134,500    Semen Gresik                                                          2,557,784
     5,692,000    Tambang Timah Persero (Foreign Registered)                            4,855,887
       128,000    Telekomunikasi Indonesia ADR                                          1,088,000
       810,000    Telekomunikasi Indonesia                                                320,339
           100    Unggul Indah Corp                                                            19
     2,478,500    United Tractors                                                         406,082
                                                                                ------------------
                                                                                       23,695,866
                                                                                ------------------
                  Israel - 2.8%
     1,683,161    Bank Hapoalim                                                         3,940,597
     6,105,650    Bank Leumi Le Israel                                                 10,358,811
        86,500    Blue Square Chain Stores *                                              823,085
        41,700    Blue Square Sponsored ADR                                               583,800
        61,500    ECI Telecommunications Ltd                                            1,787,344
        70,932    Elbit Medical Imaging Ltd                                               508,686
        33,200    Elbit Medical Imaging Ltd *                                             240,700
       137,101    Formula Systems Ltd *                                                 4,173,878
     1,780,000    Israel Chemical Ltd                                                   2,284,821
        27,610    Koor Industries                                                       2,873,754
        11,300    Koor Industries ADR                                                     240,125
       131,100    Makhteshim Chemicals Works Ltd *                                      1,009,686
       317,739    Supersol Ltd                                                          1,024,950
       130,460    Supersol Ltd ADR                                                      2,054,745
        16,134    Tadiran Ltd                                                             638,850
        64,800    Tadiran Ltd ADR                                                       2,592,000
        28,260    Teva Pharmaceutical Industries Ltd                                    1,169,466
       191,500    Teva Pharmaceutical Industries Ltd ADR                                8,043,000
                                                                                ------------------
                                                                                       44,348,298
                                                                                ------------------


              See accompanying notes to the financial statements.              5

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Korea - 6.9%
       286,730    Cheil Industries                                                        890,215
        47,431    Cheil Jedang Corp                                                       882,978
        84,300    Choongnam Spinning                                                      142,479
        70,280    Chosun Brewery Co Ltd                                                   568,093
       971,170    Daewoo Corp                                                           3,734,812
        55,900    Dongbu Construction Co Preferred                                         32,520
        20,700    Dongbu Steel Co                                                          82,268
       102,340    Dongbu Steel Co Preferred                                               112,806
         1,709    Hana Bank                                                                 9,733
           840    Hanwha Chemical Corp *                                                    2,227
       174,406    Hanwha Corp                                                             372,735
        10,080    Hanwha Corp Preferred                                                     8,642
       226,113    Housing & Commercial Bank Korea                                       1,536,959
       251,017    Housing & Commercial Bank Korea GDR                                   1,882,628
       328,745    Hyundai Engineering & Construction GDR 144A                             295,871
        53,123    Hyundai Motor Service Co                                                289,525
        63,700    Hyundai Motor Service Co Preferred                                      103,371
            50    Jinro Ltd Preferred                                                          27
        19,000    Kang Won Industrial                                                      38,977
        71,930    Kang Won Industrial Preferred (Non Voting)                               40,964
        12,080    Kookmin Bank                                                             76,933
       188,280    Kookmin Bank GDR                                                      1,204,992
         9,670    Korea Container Terminal                                                197,190
       213,840    Korean Air Lines *                                                    1,220,446
       177,500    Kumho Petrochemical Preferred                                           106,522
       225,420    LG Electronics Co                                                     3,395,794
        63,150    LG Information & Communication                                        2,057,306
        12,130    Lotte Chilsung Beverage                                                 563,789
        28,611    Oriental Brewing Co Ltd                                                 387,203
        37,400    Oriental Brewing Co Ltd Preferred                                        71,227
        67,728    Oriental Chemical Preferred                                             141,014
        26,840    Pang Rim Spinning                                                       414,187
       729,784    Pohang Iron & Steel                                                  43,759,214
         3,850    Pohang Iron & Steel ADR                                                  89,031
           573    Sam Yang                                                                  3,039
       194,100    Samho International *                                                    92,712
        72,060    Samsung Display Devices                                               4,192,100
        49,310    Samsung Display Devices Preferred                                       803,212
       157,364    Samsung Electronics                                                   9,106,490
       184,544    Samsung Electronics GDS 144A (Non Voting)                             2,560,548
       534,763    Samsung Electronics Preferred (Non Voting)                            9,180,699
        41,922    Shin Sung Corp                                                           34,914
         5,212    Shinsegae Department Store                                               76,600
        42,414    SK Telecom                                                           19,272,007
        11,944    SK Telecom ADR                                                          103,017
         1,170    Sunkyong Industries                                                       6,018
                                                                                ------------------
                                                                                      110,144,034
                                                                                ------------------


6             See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Lebanon - 0.5%
       121,508    Banque Libanaise GDR Class B *                                        2,266,124
       217,164    Banque Libanaise *                                                    4,397,571
       139,000    Solidere GDR (Registered)                                             1,740,975
                                                                                ------------------
                                                                                        8,404,670
                                                                                ------------------
                  Malaysia - 0.2%
       243,666    Amsteel Corp Warrants 5/19/00 *                                          33,815
       376,000    Esso Berhad                                                             456,316
     3,801,000    IGB Corp Berhad                                                       1,623,829
       727,000    Malaysian Tobacco Co Berhad                                             443,124
       109,620    Silverstone *                                                            29,829
       375,000    Tractors Holdings Berhad                                                188,776
       133,600    UMW Holding Berhad Warrants 1/26/00 *                                    38,171
     4,009,000    Westmont Industries Berhad                                              970,887
                                                                                ------------------
                                                                                        3,784,747
                                                                                ------------------
                  Mexico - 12.7%
     5,997,015    Altos Hornos De Mexico *                                              9,793,917
       783,000    Cemex SA Class B                                                      3,748,038
     3,642,000    Cemex SA CPO                                                         14,335,555
       430,273    Cintra SA CPO Class A (Registered) *                                    412,933
     2,137,915    Controladora Coml Mexicana Class B                                    2,458,094
     4,191,480    Cydsa SA Class A                                                      8,940,119
       302,000    Dina (Consorcio Grupo Dina)                                             389,746
       396,000    Empresas ICA Sociedad Controladora                                      787,958
       324,100    Empresas ICA Sociedad Controladora ADR                                3,868,944
        75,000    Grupo Celanese Mexicana Class B                                         167,185
     4,647,005    Grupo Financiero Banamex Class B                                     11,694,522
       103,529    Grupo Financiero Banamex Class L                                        230,780
    68,713,595    Grupo Financiero Bancomer SA Class B                                 39,824,621
       328,963    Grupo Financiero Bancomer SA Class L                                    114,241
     1,541,640    Grupo Financiero Probursa SA de CV *                                    343,652
        95,181    Grupo Financiero Santander Class B *                                     87,995
       225,755    Grupo Financiero Serfin SA de CV Class B *                               35,756
    31,106,320    Grupo Gigante SA Class B *                                           12,882,655
           600    Grupo Iusacell Sponsored ADR *                                           11,550
     4,503,818    Grupo Mexico Class B                                                 15,534,962
        38,886    Grupo Mexico Class B Warrants 8/9/01 *                                  123,180
        80,200    Grupo Mexico Desarollo Class B ADR *                                     17,544
       780,000    Grupo Mexico SA Class L                                               2,242,037
       117,000    Grupo Posadas SA Class L *                                               79,615
         9,500    Grupo Posadas SA GDR 144A *                                             127,506
       660,000    Grupo Simec SA Class B *                                                 99,889
     6,310,000    Grupo Situr SA de CV Class B                                             74,031
        32,000    Grupo Televisa SA PTG Certs (1A,L & D)                                  561,272
     3,205,200    Grupo Tribasa SA ADR *                                               16,626,975


              See accompanying notes to the financial statements.              7

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Mexico - continued
       506,000    Grupo Tribasa SA *                                                    1,329,782
     4,814,000    Herdez Class B                                                        3,490,411
        53,000    Hylsamex SA                                                             253,699
       973,340    International de Ceramic *                                            1,144,233
        10,000    Ispat International NV Class A (Registered) *                           246,250
       353,000    Telefonos de Mexico ADR Class L                                      17,892,688
        39,000    Tolmex SA Class B                                                       150,994
       448,000    Transportation Maritima Mexicana SA Class A                           2,628,028
        25,000    Transportation Maritima Mexicana SA Class L                             168,651
        94,100    Tubos de Acero de Mexico SA *                                         1,640,554
         8,000    TV Azteca SA ADR *                                                      164,500
     2,637,370    Vitro SA                                                              9,963,432
     1,512,400    Vitro SA ADR                                                         17,109,025
                                                                                ------------------
                                                                                      201,797,519
                                                                                ------------------
                  Pakistan - 3.2%
     1,002,000    Fauji Fertilizer                                                      1,865,971
       804,710    Hub Power Co Ltd GDR                                                 24,342,478
     8,877,000    Hub Power Co Ltd *                                                   11,104,823
       910,000    Japan Power Generation Ltd *                                            159,228
       961,000    Karachi Electric Supply *                                               540,489
       864,000    Pakistan State Oil                                                    5,791,937
     2,314,000    Pakistan Telecom Corp Ltd Class A                                     1,722,117
         6,600    Pakistan Telecom Corp Ltd GDR                                           481,800
     1,395,000    Southern Electric Power Co *                                            496,108
     5,910,425    Sui Northern Gas Pipelines *                                          3,095,835
     2,619,010    Sui Southern Gas Pipelines Ltd *                                      1,172,442
                                                                                ------------------
                                                                                       50,773,228
                                                                                ------------------
                  Peru - 0.0%
       100,218    Cervecerias                                                              70,516
            58    Milpo Minera T Shares                                                       253
                                                                                ------------------
                                                                                           70,769
                                                                                ------------------
                  Phillippines - 0.1%
     3,438,270    Metro Pacific Corp                                                      143,046
     5,170,000    Petron Corp                                                             764,486
                                                                                ------------------
                                                                                          907,532
                                                                                ------------------
                  Poland - 0.0%
       460,418    International UNP Holdings *                                             48,528
        49,695    Polifarb Cieszyn SA Class D (Bearer) *                                  252,941
         2,952    Polifarb Cieszyn SA (Bearer)                                             15,365
                                                                                ------------------
                                                                                          316,834
                                                                                ------------------
                  Portugal - 1.7%
        18,999    Allantis Cristais de Alcobaca                                           427,415
        12,853    Banco Commercial Portugues (Registered)                                 426,254
       101,540    Banco Espirito Santo e Commercial de Lisboa (Registered)              4,125,430
       214,800    Banco Totta & Acores (Registered)                                     5,959,441
       128,400    BPI-SGPS SA (Registered)                                              4,609,284


8             See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Portugal - continued
        15,400    Cabos de Energia e Telecomunicacoes SA Rights 3/12/98 *                  67,964
        15,400    Cel-Cat Fabrica Nacional de Condutores Electricos SA                    144,299
       285,000    Empresa Fabril de Maquinas Electricas                                 2,510,939
        44,500    Fisipe Fibra Sint                                                       275,423
       116,250    Inparsa Industrias Participacoes *                                    2,857,996
        17,700    Lisnave Navais De Lisboa *                                              176,233
         4,500    Portugal Telecom Sponsored ADR                                          236,813
       124,000    Semapa Society Investment                                             3,270,095
       148,750    Soares Da Costa                                                       1,102,386
         7,500    Telecel-Comunicacaoes Pessoais SA *                                     999,031
         3,000    Unicer Uniao Cervjeira SA (Registered)                                   49,487
                                                                                ------------------
                                                                                       27,238,490
                                                                                ------------------
                  Russia - 5.9%
     2,649,789    Chelabinsky Tube Work *                                                 476,962
        17,100    Dalmoreproduct *                                                         51,300
        88,800    Electrocila *                                                           466,200
        29,221    Elisb *                                                                 175,326
       672,700    Irkutskelectrosviaz *                                                   437,255
       797,100    Irkutskenergo ADR                                                     5,579,700
           566    Irkutskenergo RDC *                                                  17,319,600
     4,931,400    Irkutskenergo (Registered)                                              754,504
         2,000    Izhorskie Zavody Preferred *                                             24,000
        53,506    Izhorskie Zavody *                                                    2,728,806
        89,030    Kirovsky Plant *                                                        409,538
       646,500    Komineft *                                                            1,551,600
       100,800    Krasny Red October Preferred 144A *                                     705,600
        57,525    Lukoil Holding ADR                                                    4,033,941
       430,800    Lukoil Holding Preferred                                              4,824,960
       144,500    Lukoil Holding Sponsored ADR Preferred (Foreign Registered)           3,106,750
           600    Moscow City Telephone Network                                           480,000
         2,339    Moscow City Telephone Network Preferred                                 893,498
     2,710,587    Norilsk Nickel (Registered) *                                        14,366,111
       220,000    Norlisk Nickel Preferred                                                974,600
        25,000    Rostelecom ADR *                                                        526,563
            30    Rostelecom Preferred                                                         60
       135,000    Russia Petroleum *                                                    1,080,000
        19,700    Seversky Tube Works ADR *                                               542,774
     3,411,000    St Petersburg Telephone                                               3,581,550
     1,834,100    St Petersburg Telephone Preferred                                     1,008,755
        67,000    Trade House Gum Sp ADR                                                  301,500
        98,500    Unified Energy Systems GDR *                                          2,696,438
    17,200,000    Unified Energy Systems Preferred                                      2,958,400
    35,394,250    Unified Energy Systems *                                              9,786,510
     1,519,500    Uralmash Zavody *                                                    11,396,250
         6,000    Uralmash Zavody Preferred*                                               59,310
                                                                                ------------------
                                                                                       93,298,361
                                                                                ------------------


              See accompanying notes to the financial statements.              9

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  South Africa - 14.3%
     2,386,581    AECI Ltd                                                              7,968,954
       106,383    Alpha Ltd                                                             1,054,896
     1,358,637    Amalgamated Bank of South Africa                                     10,447,881
        96,890    Anglo American Coal Corp                                              4,352,844
       631,080    Anglo American Corp of South Africa                                  26,436,013
       357,417    Anglo American Industrial Ltd                                         8,404,706
       430,100    Anglo American Platinum Corp                                          6,127,500
     7,563,314    Consolidated African Mines *                                          2,081,576
     1,891,800    De Beers Centenary Link Units                                        37,518,243
       413,400    De Beers Consolidated Mines Ltd ADR                                   8,242,163
        35,000    Driefontein Ltd Sponsored ADR                                           231,875
     2,501,192    Engen Ltd                                                             8,908,424
       727,300    First National Bank Holdings                                          8,242,194
       605,800    Free State Cons Gold Mines                                            2,880,967
       177,218    Goldfields Ltd *                                                        896,580
    13,789,165    ISCOR                                                                 4,604,295
     1,973,100    Joel (HJ) Mining Co Ltd                                                 978,265
       683,900    Liberty Life Association of Africa Ltd                               20,759,891
     3,314,800    Malbak Ltd                                                            2,783,855
       495,840    Murray & Roberts Holdings Ltd                                           767,616
       328,100    Nedcor Ltd                                                            9,561,145
        78,637    Polifin Ltd                                                             132,083
         2,461    Randfontein Estates Warrants 7/01/02 *                                      946
       600,500    Randfontein Estates *                                                 1,142,305
       164,000    Randgold Resources Ltd GDR 144A *                                       984,000
       309,500    Randgold & Exploration Co *                                             375,797
       650,600    Rembrandt Group Ltd                                                   4,450,122
     2,362,028    Sappi Ltd                                                            10,492,060
     2,245,000    Sasol Ltd                                                            19,172,114
        93,800    Standard Bank Investment Corp                                         5,201,093
    10,908,400    Sun International Ltd                                                 7,505,527
        18,935    Western Areas Gold Mining Co Ltd                                        107,291
       121,500    Western Deep Levels                                                   2,360,417
                                                                                ------------------
                                                                                      225,173,638
                                                                                ------------------
                  Sri Lanka - 0.2%
       131,500    Aitken Spence & Co                                                      345,941
     4,590,170    Blue Diamonds Jewelry Ltd                                               278,665
        46,500    Development Finance Corp                                                159,592
       115,599    Hayleys Ltd                                                             411,717
       285,305    John Keells Holdings Ltd                                              1,288,653
       333,600    Lanka Walltile Ltd                                                       83,711
       404,200    Lion Brewery Ceylon Ltd *                                               327,181
       304,000    National Development Bank                                             1,058,119
                                                                                ------------------
                                                                                        3,953,579
                                                                                ------------------
                  Thailand - 8.1%
     2,703,900    Advanced Info Service Public Co Ltd (Foreign Registered)             20,577,244
       315,000    Ban Pu Coal Public Co Ltd (Foreign Registered)                        2,558,005


10            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Thailand - continued
     2,851,500    Bangchak Petro (Foreign Registered)                                     678,141
     8,899,200    Bangkok Expressway Plc (Foreign Registered) *                         8,672,074
        74,800    Bangkok Insurance (Foreign Registered)                                  610,896
     5,633,400    Bangkok Rubber Public Co Ltd (Foreign Registered) *                   1,176,348
        77,000    BEC World Public Co Ltd (Foreign Registered)                            450,209
    11,918,500    Cogeneration Public Co (Foreign Registered)                          12,443,910
       393,700    CP Feedmill Public Co Ltd (Foreign Registered)                          648,555
       101,400    Delta Electronics Public Co Ltd (Foreign Registered)                  1,675,100
     4,150,760    Electricity Generating Public Co Ltd (Foreign Registered)            10,882,503
       227,600    GFPT Public Co Ltd (Foreign Registered)                                  54,128
       122,200    Grammy Entertainment Plc (Foreign Registered)                           737,169
       745,000    Hana Microelectronic Plc (Foreign Registered)                         2,938,515
     1,909,000    Industrial Finance (Foreign Registered)                               1,284,478
     1,324,850    International Broadcasting Plc (Foreign Registered) *                 1,105,681
     1,852,700    International Broadcasting Plc *                                      1,546,209
        23,000    International Cosmetics Public Co Ltd (Foreign Registered)               31,218
         1,100    Karat Sanitaryware Plc (Foreign Registered) *                               281
       129,700    KCE Electronics Plc (Foreign Registered)                                962,970
       573,000    KR Precision Plc (Foreign Registered)                                 1,994,200
     1,559,100    Krisda Mahanakorn Public Co Ltd (Foreign Registered) *                   94,052
     5,548,236    Land & House Public Co Ltd (Foreign Registered)                       3,443,511
       203,000    Lanna Lignite Plc Ltd (Foreign Registered)                              998,515
     4,010,600    National Petrochemical (Foreign Registered)                           3,582,555
       512,700    NTS Steel Group Plc (Foreign Registered) *                               35,687
     5,985,750    Padaeng Industry Plc (Foreign Registered) *                           1,249,925
     1,111,000    Phatra Thanakit (Foreign Registered) *                                1,417,749
        75,000    Pranda Jewelry (Foreign Registered) *                                    25,232
        87,200    Prasit Development Public Co Ltd (Foreign Registered)                    12,827
     1,752,600    Regional Container Lines Plc (Foreign Registered)                     2,439,814
     1,859,000    Ruang Khao Fund (Foreign Registered) *                                  301,926
        32,400    Saha Pathana International Holdings Plc (Foreign Registered)             23,304
        70,000    Saha Pathanapibul (Foreign Registered)                                   94,200
     2,511,300    Saha Union Public Co Ltd (Foreign Registered)                         2,214,139
     1,292,596    Shinawatra Computer Public Co Ltd (Foreign Registered)                8,337,394
       532,000    Siam City Cement (Foreign Registered)                                 1,542,923
       513,000    Siam Pulp & Paper (Foreign Registered)                                  357,077
       201,512    Singer Plc (Foreign Registered)                                         168,316
     3,108,050    Star Block Co Ltd (Foreign Registered) *                                 36,056
        24,000    Swedish Motor (Foreign Registered)                                        3,230
     3,117,500    Thai Airways International (Foreign Registered)                       3,833,585
     6,143,100    Thai Farmers Bank Plc (Foreign Registered)                           18,386,541
     1,581,150    Thai German Ceramics Industry (Foreign Registered) *                    359,519
    10,757,880    Thai Petrochemical (Foreign Registered)                               2,870,432
       352,300    Thai Plastic & Chemical (Foreign Registered)                            940,012
       378,600    Thai Telephone & Telecommunications (Foreign Registered) *              109,803
            70    Thailand International (Foreign Registered)                             717,500
     1,028,100    Tipco Asphalt Public Co (Foreign Registered)                          2,230,333
     1,343,000    Total Access Communication                                            1,947,350
                                                                                ------------------
                                                                                      128,801,341
                                                                                ------------------


              See accompanying notes to the financial statements.             11

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


     Shares     Description                                                             Value ($)
----------------------------------------------------------------------------------------------------
                Turkey - 0.1%
         870    Mardin Cimento                                                                   24
      75,300    Sabanci Holding GDR (Registered) *                                        1,016,550
                                                                                    ----------------
                                                                                          1,016,574
                                                                                    ----------------
                Venezuela - 1.4%
   2,534,473    Banco Provincial                                                          4,421,847
     218,606    Ceramica Carabobo Class B ADR                                             1,230,752
     162,800    Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR              5,769,225
   6,654,350    Electricidad De Caracas                                                   6,100,893
         778    International Briquettes Holdings *                                           7,391
      35,181    Mantex SA Class A Sponsored ADR                                             765,187
     832,000    Siderurgica Venezolana (Sivensa) ADR                                      1,980,160
     349,950    Siderurgica Venezolana (Sivensa) Class A                                     94,459
       3,182    Siderurgica Venezolana (Sivensa) Registered ADR Class B 144A                  7,160
     689,454    Venepal SA Class A GDR 144A                                                 620,509
      75,490    Venezolana de Cementes                                                      103,087
     489,122    Venezolana de Cementes Tipo II                                              671,762
                                                                                    ----------------
                                                                                         21,772,432
                                                                                    ----------------

                TOTAL STOCK AND EQUIVALENTS (Cost $0)                                 1,358,790,656
                                                                                    ----------------

  Par Value/    CONVERTIBLE SECURITIES - 2.0%
    Shares      India - 0.3%
$    800,000    Mahindra & Mahindra CV, 5.00% due 7/9/01                                    736,000
$  2,292,000    Mahindra & Mahindra CV, 5.00% due 7/9/01 144A                             2,108,640
$  1,500,000    Reliance Industries Convertible, 3.50% due 11/03/99                       1,672,500
                                                                                    ----------------
                                                                                          4,517,140
                                                                                    ----------------
                Indonesia - 0.4%
$ 28,000,000    APP Finance (VI) Convertible, 0.00% due 11/18/12                          6,160,000
$  2,470,000    Astra International Convertible, 6.75% due 5/30/2006                        938,600
                                                                                    ----------------
                                                                                          7,098,600
                                                                                    ----------------
                Korea - 0.1%
$  2,000,000    Daewoo Corp Convertible, Zero Coupon, due 12/31/07                        1,773,333
$    108,350    Hanbo Steel & General Construction Convertible, 3.375% due 01/31/99          51,753
                                                                                    ----------------
                                                                                          1,825,086
                                                                                    ----------------
                Portugal - 0.1%
      20,100    Banco Commercial Portugues Preferred Class A                              2,211,000
                                                                                    ----------------

                Russia - 0.8%
$  7,050,000    Lukinter Fin Convertible, 3.50% due 5/6/02 144A                           8,883,000
$  2,000,000    Lukinter Fin Convertible, 3.50% due 5/6/02                                2,520,000
                                                                                    ----------------
                                                                                         11,403,000
                                                                                    ----------------
                South Africa - 0.0%
$  1,100,000    Randgold Finance Convertible, 7.00% due 10/03/01 144A                       517,000
                                                                                    ----------------

                Thailand - 0.2%
$  5,730,000    Bangkok Bank Public Co Convertible, 3.25% due 3/3/04                      2,578,500
$    358,000    Bangkok Land Ltd Convertible, 4.50% due 10/13/03                             17,900
$  1,814,000    MDX Public Co Ltd Convertible, 4.75% due 9/17/03                            181,400


12            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


        Shares/
       Par Value     Description                                                                  Value ($)
-------------------------------------------------------------------------------------------------------------
                     Thailand - continued
CHF     2,800,000    NTS Steel Group Convertible, 1.00% due 12/17/03                                 228,945
   $      534,000    NTS Steel Group Convertible, 4.00% due 12/16/08                                  48,060
   $    2,724,000    Sahaviriya Steel Convertible, 3.50% due 7/26/05                                 272,400
   $      630,000    Somprasong Land Co Convertible, 3.88% due 1/21/04                                31,500
                                                                                             ----------------
                                                                                                   3,358,705
                                                                                             ----------------
                     Venezuela - 0.1%
   $    1,460,000    Global Investment Financial Corp, 11.00% due 3/19/01                          1,460,000
                                                                                             ----------------


                     TOTAL CONVERTIBLE SECURITIES (Cost $0)                                       32,390,531
                                                                                             ----------------

                     EQUITY LINKED SECURITIES - 1.6%
                     Chile - 1.2%
   $    2,630,074    Citibank-Nassau Chilean Equity Time Deposit, 4.00% due 4/15/98 (d) (f)        2,227,936
   $    2,168,200    Citibank-Nassau Chilean Equity Time Deposit, 4.00% due 4/16/98 (d) (f)        1,764,915
   $    4,043,627    Citibank-Nassau Chilean Equity Time Deposit, 4.00% due 4/17/98 (d) (f)        3,137,451
   $    1,158,098    Citibank-Nassau Chilean Equity Time Deposit, 4.00% due 4/17/98 (d) (f)          918,256
   $    5,000,000    Citibank-Nassau Chilean Equity Time Deposit, 4.00% due 5/8/98 (d) (f)         3,985,500
   $   10,000,000    Citibank-Nassau Chilean Equity Time Deposit, 4.00% due 6/19/98 (d) (f)        7,235,000
                                                                                             ----------------
                                                                                                  19,269,058
                                                                                             ----------------
                     Russia - 0.4%
           32,787    Renaissance Sberbank Note (e) *                                               5,725,800
                                                                                             ----------------


                     TOTAL EQUITY LINKED SECURITIES (Cost $0)                                     24,994,858
                                                                                             ----------------

                     INVESTMENT FUNDS - 1.8%
                     Chile - 0.0%
           22,000    Chile Fund Inc                                                                  365,750
                                                                                             ----------------

                     Czech Republic - 0.0%
           10,000    Sporitelni Privatizacni *                                                       230,314
                                                                                             ----------------

                     India - 0.0%
           58,300    India Fund Inc *                                                                426,319
                                                                                             ----------------

                     Kazakhstan - 0.2%
          450,000    Kazakhstan Investment Fund (f) *                                              1,710,000
                                                                                             ----------------

                     Poland - 0.1%
        2,060,116    Templeton Emerging European Fund L.P. (f) *                                   2,060,116
                                                                                             ----------------

                     Romania - 0.3%
            4,500    Romanian Investment Fund (f)                                                  3,960,000
                                                                                             ----------------

                     Russia - 1.0%
           27,500    Morgan Stanley Russia & New Europe Fund                                         646,250
       10,000,000    New Century Holdings LP (c) (f)                                              15,549,000
                                                                                             ----------------
                                                                                                  16,195,250
                                                                                             ----------------


              See accompanying notes to the financial statements.             13

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares/
   Par Value      Description                                                         Value ($)
---------------------------------------------------------------------------------------------------
                  Thailand - 0.0%
     1,500,000    Ruam Pattana Fund (Registered) *                                         250,580
                                                                                  -----------------

                  Ukraine - 0.1%
        25,000    Societe Generale Thalmann Ukraine Fund (f) *                           2,050,000
                                                                                  -----------------

                  United States - 0.1%
        71,400    Morgan Stanley Emerging Markets Fund                                     905,888
                                                                                  -----------------


                  TOTAL INVESTMENT FUNDS (Cost $0)                                      28,154,217
                                                                                  -----------------

                  SHORT-TERM INVESTMENTS - 16.0%
                  Cash Equivalents - 10.5%
$    8,400,000    Republic Bank of New York Time Deposit, 5.63% due 3/2/98               8,400,000
    82,662,900    The Boston Global Investment Trust (a)                                82,662,900
$   75,000,000    Wachovia Bank Time Deposit, 5.63%, due 3/2/98                         75,000,000
                                                                                  -----------------
                                                                                       166,062,900
                                                                                  -----------------
                  U.S. Government - 5.5%
$   89,400,000    U.S. Treasury Bill, 5.35% due 7/23/98                                 87,567,598
                                                                                  -----------------


                  TOTAL SHORT-TERM INVESTMENTS (Cost $253,689,535)                     253,630,498
                                                                                  -----------------

                  TOTAL INVESTMENTS - 107.1%
                  (Cost $1,883,863,795)                                              1,697,960,760

                  Other Assets and Liabilities (net) -  (7.1%)                        (112,325,136)
                                                                                  -----------------

                  TOTAL NET ASSETS - 100.0%                                     $    1,585,635,624
                                                                                  =================


14            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


--------------------------------------------------------------------------------

          Notes to the Schedule of Investments:

          ADR American Depositary Receipt
          GDR Global Depository Receipt
          GDS Global Depository Shares
          RDC Russian Depositary Certificate

          CHF Swiss Franc
          IDR Indonesian Rupiah
          INR Indian Rupee
          KRW Korean Won

          (a) Represents investment of security lending collateral (Note 1).

          (b) Bankrupt issuer.

          (c) Valued by management (Note 1).

          (d) A derivative security whose price is linked to the return on a basket of Chilean equities.

          (e) A derivative security whose price is linked to the return on a Russian basket of securities.

          (f) Security is restricted as to public resale. The aggregate market value of restricted securities is $44,598,174 or 2.81% of net assets.

          * Non-income producing security. A dividend has not been declared for the year ended February 28, 1998.

          144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

              See accompanying notes to the financial statements.             15

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


--------------------------------------------------------------------------------

         At February 28, 1998, industry sector diversification of the Fund's equity investments was as follows:

         Industry Sector (Unaudited)


         Utilities                                                       14.6%
         Banking                                                         11.0
         Metals and Mining                                                9.1
         Telecommunications                                               9.0
         Conglomerates                                                    8.9
         Oil and Gas                                                      7.6
         Construction                                                     6.4
         Electronic Equipment                                             3.8
         Chemicals                                                        2.2
         Machinery                                                        2.0
         Textiles                                                         1.8
         Transportation                                                   1.7
         Consumer Goods                                                   1.5
         Financial Services                                               1.5
         Insurance                                                        1.4
         Food and Beverage                                                1.4
         Paper and Allied Products                                        1.3
         Automotive                                                       0.9
         Computers                                                        0.7
         Communications                                                   0.6
         Services                                                         0.6
         Health Care                                                      0.6
         Real Estate                                                      0.3
         Retail Trade                                                     0.2
         Miscellaneous                                                   10.9
                                                                  ------------
                                                                        100.0 %
                                                                  ============


16            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
--------------------------------------------------------------------------------


Assets:
  Investments, at value (cost $1,883,863,795) (Note 1)                    $   1,697,960,760
  Foreign currency, at value (cost $7,736,141) (Note 1)                           7,657,249
  Receivable for investments sold                                                11,839,197
  Receivable for Fund shares sold                                                   216,855
  Receivable for open forward foreign currency contracts (Notes 1 and 5)            596,670
  Foreign withholding taxes receivable                                              936,140
  Dividends and interest receivable                                               4,229,344
  Receivable for expenses waived or borne by Manager (Note 2)                       323,465
                                                                           ----------------

     Total assets                                                             1,723,759,680
                                                                           ----------------

Liabilities:
  Payable for investments purchased                                              31,719,960
  Payable for Fund shares repurchased                                            10,408,149
  Payable for open forward foreign currency contracts (Notes 1 and 5)             6,702,848
  Payable for open swap agreements (Notes 1 and 5)                                3,173,148
  Due to custodian                                                                  909,064
  Payable upon return of securities loaned (Note 1)                              82,662,900
  Payable to affiliate for (Note 2):
     Management fee                                                               1,179,899
     Shareholder service fee                                                        154,258
  Accrued expenses                                                                1,213,830
                                                                           ----------------

     Total liabilities                                                          138,124,056
                                                                           ----------------

Net assets                                                                $   1,585,635,624
                                                                           ================

Net assets consist of:
  Paid-in capital                                                         $   1,844,862,815
  Accumulated undistributed net investment income                                22,378,753
  Accumulated net realized loss                                                 (86,438,597)
  Net unrealized depreciation                                                  (195,167,347)
                                                                           ----------------

                                                                          $   1,585,635,624
                                                                           ================
Net assets attributable to:
  Class III Shares                                                        $     913,615,199
                                                                           ================
  Class IV Shares                                                         $     672,020,425
                                                                           ================

Shares outstanding:
  Class III                                                                      95,539,011
                                                                           ================
  Class IV                                                                       70,302,469
                                                                           ================

Net asset value per share:
  Class III                                                               $            9.56
                                                                           ================
  Class IV                                                                $            9.56
                                                                           ================


         See accompanying notes to the financial statements.                  17

GMO Emerging Markets Fund
(A Series of GMO Trust)


Statement of Operations - Year Ended February 28, 1998
---------------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $2,797,206)             $     34,225,753
     Interest (including security lending income of $1,199,507)              9,380,304
                                                                        ---------------

         Total income                                                       43,606,057
                                                                        ---------------
Expenses:
     Management fee (Note 2)                                                17,396,168
     Custodian fees                                                          4,074,035
     Stamp duties and transfer taxes                                           611,342
     Brazil CPMF taxes (Note 1)                                                220,165
     Legal fees                                                                117,588
     Audit fees                                                                 70,565
     Transfer agent fees                                                        53,060
     Registration fee                                                           47,657
     Trustees fee (Note 2)                                                      16,877
     Miscellaneous                                                              14,013
     Fees waived or borne by Manager (Note 2)                               (3,619,369)
                                                                        ---------------
                                                                            19,002,101
     Shareholder service fee (Note 2)
         Class I                                                                10,272
         Class II                                                                6,557
         Class III                                                           2,477,394
         Class IV                                                               85,169
                                                                        ---------------

         Net expenses                                                       21,581,493
                                                                        ---------------
             Net investment income                                          22,024,564
                                                                        ---------------
Realized and unrealized gain (loss):
         Net realized gain (loss) on:
             Investments                                                    61,048,120
             Written options                                                 1,461,013
             Closed swap contracts                                          (5,475,068)
             Foreign currency, forward contracts and foreign
                currency related transactions                               24,368,436
                                                                        ---------------
                   Net realized gain                                        81,402,501
                                                                        ---------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                  (324,191,813)
             Open swap contracts                                            (5,559,088)
             Foreign currency, forward contracts and foreign
                currency related transactions                              (11,883,130)
                                                                        ---------------
                   Net unrealized loss                                    (341,634,031)
                                                                        ---------------

         Net realized and unrealized loss                                 (260,231,530)
                                                                        ---------------
Net decrease in net assets resulting from operations                  $   (238,206,966)
                                                                        ===============

18            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                     Year Ended             Year Ended
                                                                 February 28, 1998      February 28, 1997
                                                                 ------------------     -----------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                     $        22,024,564    $       17,549,883
     Net realized gain                                                  81,402,501            47,250,695
     Change in net unrealized appreciation (depreciation)             (341,634,031)          173,776,577
                                                                 ------------------     -----------------

     Net increase (decrease) in net assets
         resulting from operations                                    (238,206,966)          238,577,155
                                                                 ------------------     -----------------

Distributions to shareholders from:
     Net investment income
         Class I                                                          (129,011)           -
         Class II                                                         (254,928)             (178,659)
         Class III                                                     (35,349,550)          (15,814,130)
                                                                 ------------------     -----------------
         Total distributions from net investment income                (35,733,489)          (15,992,789)
                                                                 ------------------     -----------------

     Net realized gains
         Class I                                                          (503,907)           -
         Class II                                                       (1,133,793)           -
         Class III                                                    (100,204,482)           -
                                                                 ------------------     -----------------
         Total distributions from net realized gains                  (101,842,182)           -
                                                                 ------------------     -----------------

     In excess of net realized gains
         Class I                                                          (266,871)           -
         Class II                                                         (600,460)           -
         Class III                                                     (53,068,677)           -
                                                                 ------------------     -----------------
         Total distributions in excess of net realized gains           (53,936,008)           -
                                                                 ------------------     -----------------

                                                                      (191,511,679)          (15,992,789)
                                                                 ------------------     -----------------
Net share transactions:  (Note 4)
         Class I                                                         1,328,062             1,542,386
         Class II                                                        4,693,314            (2,994,394)
         Class III                                                    (324,321,493)          599,087,113
         Class IV                                                      606,255,395            -
                                                                 ------------------     -----------------
     Increase in net assets resulting from net share transactions      287,955,278           597,635,105
                                                                 ------------------     -----------------

     Total increase (decrease) in net assets                          (141,763,367)          820,219,471

Net assets:
     Beginning of period                                             1,727,398,991           907,179,520
                                                                 ------------------     -----------------

     End of period (including accumulated undistributed
         net investment income of $22,378,753 and
         $11,553,963, respectively.)                           $     1,585,635,624    $    1,727,398,991
                                                                 ==================     =================


                See accompanying notes to the financial statements.           19

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                           Period from March 1, 1997            Period Ended
                                                               to January 9, 1998           February 28, 1997 *
                                                             ----------------------       -----------------------
Net asset value, beginning of period                            $   12.48                       $   10.86
                                                             ----------------------       -----------------------
Income (loss) from investment operations:
  Net investment income                                              0.14+                           0.01
  Net realized and unrealized gain (loss)                           (2.69)                           1.61
                                                             ----------------------       -----------------------

    Total from investment operations                                (2.55)                           1.62
                                                             ----------------------       -----------------------
Less distributions to shareholders from:
  Net investment income                                             (0.26)                          --
  Net realized gains                                                (0.71)                          --
  In excess of net realized gains                                   (0.37)                          --
                                                             ----------------------       -----------------------
    Total distributions                                             (1.34)                          --
                                                             ----------------------       -----------------------

Net asset value, end of period                                  $    8.59(e)                    $   12.48
                                                             ======================       =======================

Total Return (a)                                                   (21.66%)                         14.92%


Ratios/Supplemental Data:

      Net assets, end of period (000's)                         $   --                          $   1,748
      Net expenses to average
           daily net assets                                          1.41%**(c)                      1.45%**(c)
      Net investment income to average
           daily net assets                                          1.21%**                         0.77%**
      Portfolio turnover rate                                          88%                             41%
      Average broker commission rate per equity share (d)       $  0.0017                       $  0.0004
      Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amount:                                        $    0.02                             (b)

+          Computed using average shares outstanding throughout the period.
*          Period from January 2, 1997 (commencement of operations) to February
           28, 1997.
**         Annualized
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses voluntarily waived or borne by the Manager were less than $0.01 per share.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .20% and .04% of average daily net assets for the periods ended February 28, 1997 and January 9, 1998, respectively.
(d) The average broker commission rate will vary depending on the markets in which trades are executed.
(e) All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

20            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                                 Period from November 29, 1996
                                                                 Period from October 31, 1997     (commencement of operations)
                                                                      to January 9, 1998              to February 4, 1997
                                                                      ------------------              -------------------
Net asset value, beginning of period                                 $            11.40              $              10.74
                                                                      ------------------              -------------------
Income (loss) from investment operations:
  Net investment income                                                            0.03 +                            0.05
  Net realized and unrealized gain (loss)
   on investments                                                                 (1.75)                             1.10
                                                                      ------------------              -------------------

    Total from investment operations                                              (1.72)                             1.15
                                                                      ------------------              -------------------
Less distributions to shareholders from:
  Net investment income                                                           (0.14)                            (0.07)
  Net realized gains                                                              (0.61)                             0.00
  In excess of net realized gains                                                 (0.32)                        --
                                                                      ------------------              -------------------
     Total distributions                                                          (1.07)                            (0.07)
                                                                      ------------------              -------------------

Net asset value, end of period                                       $             8.61 (f)          $              11.82 (e)
                                                                      ==================              ===================

Total Return (a)                                                                (15.72%)                           10.73%

Ratios/Supplemental Data:

          Net assets, end of period (000's)                          $        --                     $          --
          Net expenses to average
                   daily net assets                                               1.38% *(b)                        1.33% *(b)
          Net investment income to average
                   daily net assets                                               1.58% *                           6.14% *
          Portfolio turnover rate                                                   88%                               41%
          Average broker commission rate (d)                         $           0.0017              $             0.0004
          Fees and expenses voluntarily waived or borne by
                   the Manager consisted of the following per
                   share amounts:                                                    (c)                               (c)

+    Computed using average shares outstanding throughout the period.
*    Annualized
(a)  Calculation excludes purchase premiums and redemption fees.
     The total returns would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .07% and .02% of average daily net assets for the periods ended February 4, 1997 and January 9, 1998, respectively.
(c) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(d) The average broker commission rate will vary depending on the markets in which trades are executed.
(e) All Class II shares of the Fund were exchanged for Class III shares on February 4, 1997. Amount represents ending net asset value per share on February 4, 1997.
(f) All Class II shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

              See accompanying notes to the financial statements.             21

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                    Year Ended February 28/29
                                                              ------------------------------------------------------------------
                                                                 1998            1997          1996          1995         1994 *
                                                              ---------       ----------    -----------    ---------    ---------
Net asset value, beginning of period                         $   12.49       $    10.54    $      9.52    $   12.13    $   10.00
                                                              ---------       ----------    -----------    ---------    ---------
Income (loss) from investment operations:
  Net investment income                                           0.16 +           0.13           0.10         0.05         0.02
  Net realized and unrealized gain (loss)                        (1.76)            1.96           1.06        (2.37)        2.11
                                                              ---------       ----------    -----------    ---------    ---------
    Total from investment operations                             (1.60)            2.09           1.16        (2.32)        2.13
                                                              ---------       ----------    -----------    ---------    ---------
Less distributions to shareholders from:
  Net investment income                                          (0.25)           (0.14)         (0.01)       (0.07)       (0.00)(c)
  Net realized gains                                             (0.71)           --             (0.13)       (0.22)       --
  In excess of net realized gains                                (0.37)           --             --           --           --
                                                              ---------       ----------    -----------    ---------    ---------

    Total distributions                                          (1.33)           (0.14)         (0.14)       (0.29)       (0.00)
                                                              ---------       ----------    -----------    ---------    ---------

Net asset value, end of period                               $    9.56       $    12.49    $     10.54    $    9.52    $   12.13
                                                              =========       ==========    ===========    =========    =========

Total Return (a)                                               (12.94%)          19.98%         12.24%      (19.51%)      21.35%

Ratios/Supplemental Data:

     Net assets, end of period (000's)                       $ 913,615       $1,725,651    $   907,180    $ 384,259    $ 114,409
     Net expenses to average
            daily net assets                                     1.24% (e)        1.24% (e)      1.35%        1.58%        1.64% **
     Net investment income to average
            daily net assets                                     1.30%            1.40%          1.31%        0.85%        0.87% **
     Portfolio turnover rate                                       88%              41%            35%          50%           2%
     Average broker commission rate per equity share (b)     $  0.0017       $   0.0004            N/A          N/A          N/A
     Fees and expenses voluntarily waived or borne by
            the Manager consisted of the following per
            share amounts:                                   $    0.03       $     0.02             (d)          --           (d)

+     Computed using average shares outstanding throughout the period.
*     Period from December 9, 1993 (commencement of operations) to February 28,
      1994.
**    Annualized.
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for equity trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c)   The per share income distribution was $ 0.004.
(d) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(e) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .06% and .035% of average daily net assets for the years ended February 28, 1997 and 1998, respectively.


22            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           Period from January 9, 1998
                                                                           (commencement of operations)
                                                                              to February 28, 1998
                                                                             ----------------------
Net asset value, beginning of period                                        $                 8.62
                                                                             ----------------------

Income (loss) from investment operations:
  Net investment income                                                                       0.01 +
  Net realized and unrealized gain                                                            0.93
                                                                             ----------------------

    Total from investment operations                                                          0.94
                                                                             ----------------------

Net asset value, end of period                                              $                 9.56
                                                                             ======================

Total Return (a)                                                                            10.90%

Ratios/Supplemental Data:

     Net assets, end of period (000's)                                      $              672,020
     Net expenses to average
           daily net assets                                                                  1.22% *(b)
     Net investment income to average
           daily net assets                                                                  0.65% *
     Portfolio turnover rate                                                                   88%
     Average broker commission rate (d)                                     $               0.0017
     Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amount:                                                                        (c)

+   Computed using average shares outstanding throughout the period.
*   Annualized
(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .04% of average daily net assets.
(c) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(d) The average broker commission rate will vary depending on the markets in which trades are executed.


              See accompanying notes to the financial statements.             23

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks long-term capital appreciation consistent with a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     Effective January 9, 1998, Class I and Class II shares ceased operations and all shares were exchanged for Class III shares. Additionally, Class IV shares commenced operations on January 9, 1998.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished through delivery or offset by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to sell is shown under Note 5, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 5 for a summary of all open swap agreements as of February 28, 1998.

     Options
     The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 1998, there were no outstanding written options.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $76,978,599 collateralized by cash in the amount of $82,662,900 which was invested in a short-term instrument.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and passive foreign investment company transactions and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $4,464,178.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

            Accumulated
         Undistributed Net      Accumulated Net Realized
         Investment Income            Gain/(Loss)            Paid-in Capital
       -------------------   ----------------------------  --------------------
            $24,533,715              $(28,886,241)             $4,352,526

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. These fees may be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 4. For the year ended February 28, 1998, the Fund received $7,298,651 in purchase premiums and $778,355 in redemption fees. There is no premium for reinvested distributions.

     Investment risk
     Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. Investing in equity securities of Indian and Russian companies includes the risk of loss from those countries underdeveloped systems of share registration and transfer. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of 1.00% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares, and .105% for Class IV shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .81% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding 1.20%.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $16,877. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $1,391,405,200 and $1,399,263,560, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:


                              Gross Unrealized     Gross Unrealized       Net Unrealized
        Aggregate Cost          Appreciation         Depreciation          Depreciation
      -------------------   -------------------- --------------------   -------------------
        $1,892,596,551          $160,272,427        $(354,908,218)        $(194,635,791)

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
4. Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund were as follows:


                                                                           Period from January 2, 1997
                                  Period from March 1, 1997                (commencement of operations)
                                     to January 9, 1998                       to February 28, 1997
                          -----------------------------------     ----------------------------------------
      Class I:                 Shares             Amount                Shares              Amount
                          ---------------    ----------------     ------------------     -----------------
     Shares sold                 654,767    $      8,075,897                140,068     $       1,542,386

     Shares issued to
     shareholders in
     reinvestment
     of distributions             94,886             892,506                -                  -

     Shares repurchased         (889,721)         (7,640,341)               -                  -
                          ---------------    ----------------     ------------------     -----------------
     Net increase/
     (decrease)                 (140,068)   $      1,328,062                140,068     $       1,542,386
                          ===============    ================     ==================     =================

                                                                            Period from November 29, 1996
                               Period from October 31, 1997 to               (commencement of operations)
                                       January 9, 1998                            to February 4, 1997
                          -----------------------------------     ----------------------------------------
      Class II:                Shares              Amount               Shares                 Amount
                          ---------------    ----------------     ------------------     -----------------
     Shares sold               1,860,787    $     20,571,162              5,586,262     $      63,054,064

     Shares issued to
     shareholders in
     reinvestment
     of distributions            215,746           1,989,181                 16,729               178,659

     Shares repurchased       (2,076,533)        (17,867,029)            (5,602,991)           (66,227,117)
                          ---------------    ----------------     ------------------     -----------------
     Net increase/
     (decrease)                   -         $      4,693,314                -           $      (2,994,394)
                          ===============    ================     ==================     =================


GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Share transactions - continued

                                         Year Ended                               Year Ended
                                      February 28, 1998                       February 28, 1997
                          ------------------------------------    ----------------------------------------
     Class III:                 Shares              Amount              Shares                 Amount
                          ------------------     -------------    -------------------     ----------------
     Shares sold              41,704,905        $ 476,637,263         54,549,584         $  626,535,006
     Shares issued to
     shareholders in
     reinvestment of
     distributions            17,410,973          170,165,033            759,519              8,422,271
     Shares repurchased     (101,692,012)        (971,123,789)        (3,248,382)           (35,870,164)
                          ------------------     -------------    -------------------     ----------------
     Net increase/
     (decrease)              (42,576,134)       $(324,321,493)       520,670,721         $  599,087,113
                          ==================     =============    ===================     ================

                                                                          Period from January 9, 1998
                                                                         (commencement of operations)
                                                                             to February 28, 1998
                                                                  ----------------------------------------
     Class IV:                                                           Shares                Amount
                                                                  --------------------    ----------------
     Shares sold                                                         73,482,774      $    636,013,851
     Shares issued to shareholders in
     reinvestment of distributions                                         -                      -
     Shares repurchased                                                  (3,180,305)          (29,758,456)
                                                                  --------------------    ----------------
     Net increase                                                        70,302,469      $    606,255,395
                                                                  ====================    ================


GMO Emerging Markets Fund
(A Series of GMO Trust)


Notes to Financial Statements - continued
--------------------------------------------------------------------------------

     5.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Forward currency contracts


                                                                                              Net Unrealized
         Settlement                                                                            Appreciation
            Date           Deliver/Receive      Units of Currency           Value             (Depreciation)
      -----------------  --------------------  ---------------------   ----------------      -----------------
      Buys
      07/08/98                    IDR               210,984,900,000   $    22,431,944       $    (2,568,056)
                                                                                             -----------------

      Sales
      07/08/98                    IDR               210,984,900,000   $    22,431,944       $    (3,471,185)
      05/26/98                    INR                 2,012,000,000        49,403,330               596,670
      06/17/98                    KRW                17,580,000,000        10,387,342              (387,342)
      06/18/98                    KRW                17,400,000,000        10,276,265              (276,265)
                                                                                             -----------------
                                                                                            $    (3,538,122)
                                                                                             -----------------

See Notes to Schedule of Investments for definitions of currency abbreviations.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Swap agreements

                                                                                                          Unrealized
      Notional         Expiration                                                                        Appreciation
       Amount            Date                                Description                                (Depreciation)
   ---------------   --------------    ----------------------------------------------------------    --------------------
      $10,000,000          3/13/98     Agreement with Goldman Sachs International dated             $          (330,794)
                                       3/11/97  to receive (pay) the notional amount multiplied
                                       by the return on the Taiwan Weighted Index and to pay
                                       the notional amount multiplied by 12 month LIBOR
                                       adjusted by a specified spread.

        4,990,939           4/1/98     Agreement with Barclays Bank PLC dated 4/2/97 to receive                (130,622)
                                       (pay) the notional amount multiplied by the return on
                                       the Taiwan Weighted Index and to pay the notional amount
                                       multiplied by 6 month LIBOR adjusted by a specified
                                       spread.

       10,000,001           4/6/98     Agreement with Goldman Sachs International dated 4/2/97                 (170,343)
                                       to receive (pay) the notional amount multiplied by the
                                       return on the Taiwan Weighted Index and to pay the
                                       notional amount multiplied by 12 month LIBOR adjusted by
                                       a specified spread.

        5,184,028          4/28/98     Agreement with Robert Fleming & Co. Limited dated                       (575,117)
                                       4/28/97  to receive (pay) the notional amount multiplied
                                       by the return on a basket of selected Indian securities
                                       (including dividends) and to pay the notional amount
                                       multiplied by a fixed rate.

        6,000,000          4/29/98     Agreement with Barclays Bank PLC dated 10/29/97 to                      (784,793)
                                       receive (pay) the notional amount multiplied by the
                                       return on the Chile IPSA Index and to pay the notional
                                       amount multiplied by 6 month LIBOR adjusted by a
                                       specified spread.

        3,315,306          5/12/98     Agreement with Lehman Brothers Finance S.A. dated                         323,626
                                       11/12/97 to receive (pay) the notional amount multiplied
                                       by the return on the Korea Stock Price Index and to pay
                                       the notional amount multiplied by 3 month LIBOR adjusted
                                       by a specified spread.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Swap agreements - continued


                                                                                                          Unrealized
     Notional          Expiration                                                                        Appreciation
      Amount              Date                             Description                                  (Depreciation)
 -----------------   --------------    ----------------------------------------------------------    --------------------
       $5,000,000          6/11/98     Agreement with Goldman Sachs International dated             $         (1,140,966)
                                       11/12/97  to receive (pay) the notional amount
                                       multiplied by the return on the Korea Stock Price Index
                                       and to pay the notional amount multiplied by 7 month
                                       LIBOR adjusted by a specified spread.

        1,527,809          6/27/98     Agreement with Indosuez W. I. Carr Ltd. dated 6/27/97 to                1,094,293
                                       receive the notional amount multiplied by the change in
                                       market value of Pohang Iron & Steel common stock
                                       (including dividends) and to pay the notional amount
                                       multiplied by 6 month LIBOR adjusted by a specified
                                       spread.

        1,924,132          6/27/98     Agreement with Indosuez W. I. Carr Ltd. dated 6/27/97 to                  809,550
                                       receive the notional amount multiplied by the change in
                                       market value of SK Telecom common stock (including
                                       dividends) and to pay the notional amount multiplied by
                                       6 month LIBOR adjusted by a specified spread.

       10,000,000          11/3/98     Agreement with Barclays Bank PLC dated 11/4/97 to                     (3,369,027)
                                       receive (pay) the notional amount multiplied by the
                                       return on the International Finance Corporation "IFC"
                                       Korea Investable Index and to pay the notional amount
                                       multiplied by 6 month LIBOR adjusted by a specified
                                       spread.

       10,000,000         11/11/98     Agreement with Barclays Bank PLC dated 11/12/97 to                        483,666
                                       receive (pay) the notional amount multiplied by the
                                       return on the International Finance Corporation "IFC"
                                       Thailand Investable Index and to pay the notional amount
                                       multiplied by 6 month LIBOR adjusted by a specified
                                       spread.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Swap agreements - continued

                                                                                                          Unrealized
      Notional         Expiration                                                                        Appreciation
       Amount             Date                              Description                                 (Depreciation)
   ---------------   --------------    ----------------------------------------------------------    --------------------
       $1,271,446          1/18/99     Agreement with Robert Fleming & Co. Limited dated            $             41,546
                                       1/16/98 to receive the notional amount multiplied by the
                                       change in market value of State Bank of India common
                                       stock (including dividends) and to pay the notional
                                       amount multiplied by 12 month LIBOR adjusted by a
                                       specified spread.

       10,000,000           2/3/99     Agreement with Indosuez W.I. Carr Ltd. dated 2/3/98  to                   575,833
                                       receive (pay) the notional amount multiplied by the
                                       return on the Thailand SET Index and to pay the notional
                                       amount multiplied by 6 month LIBOR adjusted by a
                                       specified spread.


                                                                                                     --------------------
                                                                     Net unrealized depreciation    $         (3,173,148)
                                                                                                     ====================

     Written call option transactions

                                             Number
                                          of Contracts       Premiums
                                         --------------   ----------------
      Outstanding, beginning of period          -        $        -
      Options written                        348,065          1,479,681
      Options exercised                     (348,065)        (1,479,681)
                                         --------------   ----------------
      Outstanding, end of period                -        $        -
                                         ==============   ================

GMO Emerging Markets Fund
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 53% of distributions as net capital gain dividends.


The Fund has also elected to defer to March 1, 1998 post-October losses of $83,354,330.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Arjun Divecha are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Divecha is the principal of Dancing Elephant Ltd., which serves as consultant to the Fund. Dancing Elephant Ltd. has an exclusive consulting management agreement with GMO.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO Emerging Markets Fund returned -12.9% for the fiscal year ended February 28, 1998. The Fund's benchmark, the IFC Investable Composite, returned -21.8% during the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities throughout the period.

Most of the favorable performance relative to the benchmark during the year resulted from the positive impact of the Fund's country bets. During the year, the Fund held overweight positions in Mexico, Russia, Europe and India, which all outperformed the benchmark. During the Asian crisis, the fund was heavily underweight the Southeast Asian markets, greatly helping performance relative to the benchmark. Our overweight positions in Korea and underweight bet in Taiwan negatively impacted relative performance.

The Mexican market had a strong rebound on the back of strong economic growth. The European markets, Greece and Portugal continued to do well on prospects of convergence with other European Union countries. Russia, after a strong first half, had a major correction as contagion from the Asian crisis spread.

While the Taiwanese market was expensive going into the Asia crisis, its strong economic fundamentals protected it from the meltdown. As a result, it outperformed the other Asian markets. Korea on the other hand was badly hit by the contagion.

Outlook

The Asian crisis has had a positive impact on the behavior of other emerging market policy makers, especially in Brazil and Russia. In these and other emerging countries, policy makers have acted quickly to address macroeconomic imbalances, lest global investors punish them. In the long run, this bodes well for emerging markets as an asset class.

We have been gradually increasing our weights in Asia, reducing our exposure to Latin America and continue to be overweight Russia.

The ASEAN markets have now fallen more than 70% from their peak in US$ terms and are already discounting poor profitability and weaker economic conditions. The principal factors that influenced a V shaped recovery in Mexico were a strong bailout package, rapid change in the trade deficit and a strong commitment by the government to implement tough IMF conditions. The first two conditions are now present in Asia. However, hubris amongst Asian governments helped cause the crisis and only when they begin to accept reality will they make the appropriate structural changes that are so desperately needed. We think Thailand and Korea are aggressively addressing these issues and are enthusiastic about them.

The new political coalition in Thailand has shown a strong willingness to accept and implement tough policies. We continue to be underweight Malaysia, Philippines and are neutral in Indonesia. While Indonesian political risk has increased substantially with Mr. Suharto's recent stroke, the currency has fallen from 2,300 to the dollar to over 8,000. Our currency model has the Indonesian rupiah at the cheapest level we have ever seen in any currency. We continue to be overweight India and Pakistan, and are hopeful that the new coalition government in India will accelerate the pace of reforms.

In order to protect the real, the Brazilian government has made all the right moves -- reducing government spending, increasing the pace of liberalization and privatization. We are impressed by their actions, but all of Latin America remains vulnerable to further contagion from Asia as well as a downdraft in the U.S. equity market. As a result we remain close to neutral on Brazil. The Mexican economy continues to surprise with strong economic growth. We have been overweight for quite a while but valuations are starting to get stretched. Accordingly, we are close to neutral but are gradually reducing our weight in Mexico. We also like Chile, which is likely to be a safe harbor if the storm comes to Latin America.

We have been underweight South Africa for the last 3 years, but are gradually increasing our weight there. Valuations are starting to get attractive, while inflation is at a 25 year low and interest rates are likely to fall. However, the currency remains vulnerable.

Despite the risks, we continue to be overweight Russia. We think the biggest risk to the Russian market will come from capital outflows caused by a volatile external environment and domestic concerns (Mr. Yeltsin's health, etc.). Under this scenario, economic recovery would be threatened by higher domestic interest rates, which would have to be raised in order to defend the rouble. On the other hand, key macroeconomic indicators point to an economic recovery in 1998. The 40% drop in the market during the last quarter led to the big blue chips becoming cheap again. Our portfolio is well positioned to take advantage of the anticipated industrial recovery.

We have continued to take profits in Turkey and Hungary. Both these markets had strong moves in 1997, up 100% and 70% respectively, and our model has turned quite negative. We remain positive on Israel; with growth slowing down, we anticipate falling interest rates.

Overall, emerging markets in general and Asia in particular are staring to look extremely cheap on a three- to five-year view.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO Emerging Markets Fund Class III Shares and the IFC Investable Composite
                            As of February 28, 1998

             --------------------------------
                Average Annual Total Return
             --------------------------------
                                  Since
             1 Year             Inception
             --------------------------------
Class                            12/9/93
 III         -14.7%                2.8%
             --------------------------------
Class                             1/9/98
 IV            n/a                 8.7%
             --------------------------------

                           [LINE GRAPH APPEARS HERE]

                          GMO EMERGING                IFC INVESTABLE
  DATE                    MARKETS FUND                   COMPOSITE
-------                   ------------                --------------
12/9/93                       $9,840                      $10,000
2/28/94                      $11,941                      $10,914
2/28/95                       $9,612                       $8,360
2/29/96                      $10,746                       $9,495
2/28/97                      $12,893                      $11,006
2/28/98                      $11,224                       $8,602

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 160 bp on the purchase and 40 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class IV shares may be different due to lower shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

Pelican Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of Pelican Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pelican Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


  Shares        Description                                                       Value ($)
----------------------------------------------------------------------------------------------
                COMMON STOCKS - 84.0%
                Advertising - 0.1%
      3,250     Cordiant Communications Group Plc Sponsored ADR                       29,656
     11,250     Saatchi & Saatchi Plc ADR*                                           106,875
                                                                                -------------
                                                                                     136,531
                                                                                -------------
                Automotive - 1.3%
     10,000     Chrysler Corp                                                        389,375
     15,000     General Motors Corp                                                1,034,063
     85,000     Mascotech Industries Inc                                           1,763,750
                                                                                -------------
                                                                                   3,187,188
                                                                                -------------
                Banking and Financial Services - 10.7%
     35,000     American Express Co                                                3,152,188
     12,500     Bank of Tokyo-Mitsubishi Ltd (The) ADR                               178,125
    100,000     Block (HR) Inc                                                     4,706,250
     35,000     Chase Manhattan Corp                                               4,342,188
     40,000     Citicorp                                                           5,300,000
     20,000     First Chicago NBD Corp                                             1,643,750
     10,000     Nationsbank Corp                                                     685,000
     10,000     PNC Bank Corp                                                        555,000
     57,500     Travelers Group Inc (The)                                          3,205,625
      5,000     Wells Fargo Co                                                     1,610,000
                                                                                -------------
                                                                                  25,378,126
                                                                                -------------
                Chemicals - 0.5%
     22,500     Albemarle Corp                                                       548,438
     10,000     Bayer A G                                                            421,543
     10,000     Georgia Gulf Corp                                                    329,375
                                                                                -------------
                                                                                   1,299,356
                                                                                -------------
                Computer and Office Equipment - 1.4%
     80,002     Compaq Computer Corp                                               2,565,064
     75,000     Intergraph Corp*                                                     731,250
      7,500     Silicon Graphics Inc*                                                112,969
                                                                                -------------
                                                                                   3,409,283
                                                                                -------------
                Consumer Goods - 3.2%
     15,000     Black & Decker Corp                                                  755,625
     50,000     Eastman Kodak                                                      3,281,250
     12,500     Groupe Danone ADR                                                    498,438
     25,000     Maytag Corp                                                        1,125,000
     62,500     Safety Kleen                                                       1,675,781
      7,500     Scotts Company Class A*                                              255,000
                                                                                -------------
                                                                                   7,591,094
                                                                                -------------
                Electronic Equipment - 0.9%
     50,000     International Rectifier Corp*                                        728,125
     37,500     National Semiconductor Corp*                                         895,313
     25,000     Stewart & Stevenson Services Corp                                    610,938
                                                                                -------------
                                                                                   2,234,376
                                                                                -------------
                Environmental Control - 0.2%
     35,000     Wheelabrator Technologies Inc                                        570,938
                                                                                -------------


              See accompanying notes to the financial statements.             1

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


  Shares        Description                                                       Value ($)
----------------------------------------------------------------------------------------------
                Food and Beverage - 3.7%
     75,000     Anheuser-Busch Cos Inc                                             3,515,625
      7,500     Archer Daniels Midland                                               168,281
     10,000     Coors (Adolph) Co                                                    312,500
     40,000     Nestle SA ADR                                                      3,502,320
     12,500     Riviana Foods Inc                                                    273,438
     25,000     RJR Nabisco Holdings Corp                                            864,063
                                                                                -------------
                                                                                   8,636,227
                                                                                -------------
                Health Care - 1.3%
     25,000     Baxter International Inc                                           1,415,625
     45,000     Beverly Enterprises Inc*                                             683,438
     50,000     Owens and Minor Holdings Co                                          887,500
      5,000     Quest Diagnostics Inc*                                                77,500
                                                                                -------------
                                                                                   3,064,063
                                                                                -------------
                Insurance - 5.1%
      5,000     Aetna Inc                                                            436,875
     25,000     Allstate Corp                                                      2,331,250
     20,000     Chartwell Re Corp                                                    612,500
      5,000     Cigna Corp                                                           955,000
      5,000     Gallagher (Arthur J) and Co                                          206,563
      7,500     Oxford Health Plans Inc*                                             128,906
    115,000     Reliance Group Holdings Inc                                        1,955,000
     50,000     Sedgwick Group ADR                                                   613,320
    130,000     TIG Holdings Inc                                                   3,453,125
     25,000     USF & G Corp                                                         610,938
     60,000     Willis Corroon Group Plc ADR                                         705,000
                                                                                -------------
                                                                                  12,008,477
                                                                                -------------
                Machinery - 1.1%
     30,000     Cincinnati Milacron Inc                                              926,250
     25,000     Coltec Industries Inc*                                               651,563
      5,000     Cummins Engine Inc                                                   289,375
     10,000     FMC Corp*                                                            723,750
                                                                                -------------
                                                                                   2,590,938
                                                                                -------------
                Manufacturing - 8.8%
     20,000     American Greetings Corp                                              912,500
     12,500     Champion Enterprises Inc*                                            314,063
     25,000     Clayton Homes Inc                                                    496,875
     95,000     Corning Inc                                                        3,859,375
     30,000     General Electric Co                                                2,332,500
     50,000     Griffon Corp*                                                        821,875
     45,000     International Business Machines Corp                               4,699,688
     85,000     Owens Corning                                                      2,624,375
     25,000     Rockwell International Corp                                        1,512,500
     15,000     Tenneco Inc                                                          616,875
     30,000     United Technologies Corp                                           2,679,375
                                                                                -------------
                                                                                  20,870,001
                                                                                -------------

2                See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


  Shares        Description                                                       Value ($)
----------------------------------------------------------------------------------------------
                Metals and Mining - 1.5%
      5,000     Alcan Aluminum Ltd                                                   155,313
     35,000     Allegheny Teledyne Inc                                               949,375
     50,000     Amcol International Corp                                             712,500
    150,000     Philip Services Corp*                                              1,434,375
     15,000     Placer Dome Inc                                                      193,125
                                                                                -------------
                                                                                   3,444,688
                                                                                -------------
                Oil and Gas - 6.5%
     17,500     Amerada Hess Corp                                                  1,037,969
     15,000     Cabot Oil & Gas Corp, Class A                                        315,000
      5,000     Dresser Industries Inc                                               223,438
     50,000     EEX Corp*                                                            428,125
     40,000     Enron Oil & Gas Co                                                   855,000
     50,000     Gulf Canada Resources Ltd*                                           293,750
     50,000     Lasmo Plc ADR                                                        678,125
     20,000     Mitchell Energy Class A                                              545,000
     40,000     Mitchell Energy Class B                                            1,097,500
     10,000     Mobil Corp                                                           724,375
    105,000     Occidental Petroleum Corp                                          2,684,063
      5,206     Texaco Inc                                                           290,560
     35,000     Union Texas Petroleum Holdings Inc                                   706,563
     40,000     Unocal Corp                                                        1,507,500
     75,000     USX - Marathon Group                                               2,592,188
     50,000     Westcoast Energy Inc                                               1,262,500
                                                                                -------------
                                                                                  15,241,656
                                                                                -------------
                Paper and Allied Products - 1.1%
     10,000     Abitibi-Consolidated Inc                                             143,125
     35,000     Fort James Corp                                                    1,588,125
     17,500     Weyerhaeuser Co                                                      873,906
                                                                                -------------
                                                                                   2,605,156
                                                                                -------------
                Pharmaceuticals - 2.1%
     10,000     Allergan Inc                                                         350,000
      5,000     Glaxo Wellcome Plc ADR                                               271,563
     35,000     Lilly (Eli) and Co                                                 2,303,438
     25,000     Medpartners Inc*                                                     300,000
     35,000     Mylan Laboratories Inc                                               713,125
     22,755     PharMerica Inc*                                                      295,815
     10,000     Smithkline Beecham PLC                                               618,750
                                                                                -------------
                                                                                   4,852,691
                                                                                -------------
                Primary Processing - 0.4%
     10,000     Du Pont (E I) De Nemours & Co Inc                                    613,125
     20,000     Intermet Corp                                                        395,000
                                                                                -------------
                                                                                   1,008,125
                                                                                -------------
                Real Estate - 2.6%
     25,000     Boston Properties Inc                                                850,000
     25,000     Crown American Realty Trust                                          231,250
      5,000     Equity Residential Properties Trust                                  239,688


              See accompanying notes to the financial statements.             3

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


  Shares        Description                                                       Value ($)
----------------------------------------------------------------------------------------------
                Real Estate - continued
    100,000     JP Realty Inc                                                      2,512,500
     50,000     Summit Properties Inc                                              1,012,500
     25,000     United Dominion Realty Trust Inc                                     350,000
     35,000     Walden Residential Properties Inc                                    866,250
                                                                                -------------
                                                                                   6,062,188
                                                                                -------------
                Refining - 0.2%
     25,000     Quaker State Corp                                                    378,125
                                                                                -------------

                Retail Trade - 5.6%
     25,000     Costco Co Inc*                                                     1,221,875
     75,000     Federated Department Stores*                                       3,515,625
      5,000     Saks Holdings Inc *                                                  130,625
     75,000     Sears Roebuck & Co                                                 3,979,688
     50,000     Toys R Us Inc*                                                     1,312,500
     65,000     Wal-Mart Stores Inc                                                3,010,313
                                                                                -------------
                                                                                  13,170,626
                                                                                -------------
                Services - 3.6%
     15,000     Hilton Hotels Corp                                                   447,188
     25,000     Manpower Inc                                                       1,054,688
     25,000     Ogden Corp                                                           687,500
      5,000     Time Warner Inc                                                      337,500
    230,000     Waste Management Inc                                               5,750,000
     25,000     Waste Management International Plc*                                  151,563
                                                                                -------------
                                                                                   8,428,439
                                                                                -------------
                Technology - 7.3%
     32,500     Avnet Inc                                                          2,071,875
     50,000     Data General Corp*                                                 1,031,250
     72,500     Digital Equipment Corp*                                            4,127,969
     55,000     Electronics for Imaging Inc*                                       1,213,438
     62,500     Information Resources Inc*                                           875,000
     20,000     Intel Corp                                                         1,793,750
     75,000     Storage Technology Corp*                                           5,118,750
     12,500     Xerox Corp                                                         1,108,594
                                                                                -------------
                                                                                  17,340,626
                                                                                -------------
                Telecommunications - 6.4%
      7,500     AT&T Corp                                                            456,563
     50,000     CBS Corporation                                                    1,546,875
     40,000     Cox Communications Inc*                                            1,542,500
     85,000     GTE Corp                                                           4,600,625
     22,500     MCI Communications Corp                                            1,075,781
     12,500     SBC Communications Inc                                               945,313
     35,000     US West Inc*                                                       1,822,188
    100,000     US West Media Group                                                3,218,750
                                                                                -------------
                                                                                  15,208,595
                                                                                -------------
                Tobacco - 0.3%
     47,500     Imperial Tobacco Group Plc                                           650,156
                                                                                -------------


4              See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


  Shares        Description                                                       Value ($)
----------------------------------------------------------------------------------------------
                Transportation - 2.8%
     12,500     America West Holdings Corp, Class B*                                 310,156
     10,000     AMR Corp*                                                          1,265,625
     50,000     Canadian Pacific Ltd                                               1,428,125
      7,500     Delta Air Lines Inc                                                  847,969
     15,000     Ryder System Inc                                                     550,313
     35,000     Sabre Group Holdings Inc*                                          1,155,000
     15,000     US Airways Group Inc*                                                949,688
                                                                                -------------
                                                                                   6,506,876
                                                                                -------------
                Utilities - 5.3%
     25,000     Calpine Corp*                                                        396,875
     40,000     Duke Energy Co                                                     2,222,500
     20,000     Energy Group Plc                                                   1,028,750
     35,000     Houston Industries Inc                                               905,625
    100,000     Niagara Mohawk Power Corp*                                         1,281,250
      5,000     Pacific Corp                                                         120,938
     90,000     Texas Utilities                                                    3,639,375
     25,000     TransCanada Pipeline Ltd                                             564,063
     75,000     Unicom Corp                                                        2,404,670
                                                                                -------------
                                                                                  12,564,046
                                                                                -------------

                TOTAL COMMON STOCKS (Cost $121,343,480)                          198,438,591
                                                                                -------------

                PREFERRED STOCKS - 0.6%
                Metals and Mining - 0.2%
     25,000     Freeport-McMoran Corp Preferred                                      556,250
                                                                                -------------

                Primary Processing - 0.0%
        500     Armco Inc Convertible Preferred $3.625                                24,000
                                                                                -------------

                Transportation - 0.4%
     16,500     Navistar International Corp Preferred $6.00                          836,344
                                                                                -------------


                TOTAL PREFERRED STOCKS (Cost $1,756,758)                           1,416,594
                                                                                -------------

  Par Value     DEBT OBLIGATIONS - 14.5%
                Banking and Financial Services - 0.5%
$     99,101    Citicorp, Variable Rate Note, 6.50% due 5/1/04                        99,276
   1,000,000    General Motors Acceptance Corp, 5.50% due 12/15/01                   973,510
                                                                                -------------
                                                                                   1,072,786
                                                                                -------------
                Food and Beverage - 0.6%
     500,000    Anheuser-Busch Cos Inc, 7.10% due 6/15/07                            519,970
     130,000    Anheuser-Busch Cos Inc, 8.50% due 3/1/17                             134,477
     750,000    General Foods Corp, 7.00% due 6/15/11                                748,493
                                                                                -------------
                                                                                   1,402,940
                                                                                -------------
                Manufacturing - 0.5%
   1,250,000    International Business Machines Corp, 6.50% due 1/15/28            1,220,588
                                                                                -------------


              See accompanying notes to the financial statements.              5

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


  Par Value     Description                                                       Value ($)
----------------------------------------------------------------------------------------------
                Real Estate - 0.8%
$  1,750,000    HMH Properties Inc, 9.50% due 5/15/05                              1,859,375
                                                                                -------------

                Technology - 1.5%
   2,500,000    Digital Equipment Corp, 7.125% due 10/15/02                        2,546,708
   1,000,000    VLSI Technology Inc, 8.25% due 10/01/05                            1,013,750
                                                                                -------------
                                                                                   3,560,458
                                                                                -------------
                Transportation - 1.0%
   1,000,000    AMR Corp, 9.00% due 8/1/12                                         1,186,650
   1,000,000    United Air Lines Inc, 9.13% due 1/15/12                            1,174,720
                                                                                -------------
                                                                                   2,361,370
                                                                                -------------
                U.S. Government - 9.6%
   6,000,000    U.S. Treasury Bond, 11.13% due 8/15/03                             7,524,360
   1,250,000    U.S. Treasury Bond, 10.75% due 8/15/05                             1,628,325
   2,750,000    U.S. Treasury Bond, 7.25% due 5/15/16                              3,137,998
   7,500,000    U.S. Treasury Note, 4.75% due 8/31/98                              7,471,875
   1,250,000    U.S. Treasury Note, 7.75% due 2/15/01                              1,323,236
   1,500,000    U.S. Treasury Note, 6.625% due 5/15/07                             1,597,965

                                                                                -------------
                                                                                  22,683,759
                                                                                -------------

                TOTAL DEBT OBLIGATIONS (Cost $32,299,844)                         34,161,276
                                                                                -------------

                SHORT-TERM INVESTMENT - 0.7%
   1,760,000    State Street Bank and Trust Co Repurchase Agreement,
                dated 2/27/98, due 3/2/98, with a maturity value of
                $1,760,587 and an effective yield of 4.00%,
                collateralized by a U.S. Treasury Note, with a rate of
                5.875% due 08/31/99
                with an aggregate market value of $1,799,268 (Cost $1,760,000).    1,760,000
                                                                                -------------

                TOTAL INVESTMENTS - 99.8%
                (Cost $157,160,082)                                              235,776,461

                Other Assets and Liabilities (net) -  0.2%                           509,349
                                                                                -------------

                TOTAL NET ASSETS - 100.0%                                     $  236,285,810
                                                                                ============

                Notes to the Schedule of Investments:

                ADR - American Depositary Receipt

                Variable Rate Notes - The rates shown on variable rate notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.

                *           Non-income producing security.



6              See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
--------------------------------------------------------------------------------

Assets:
     Investments, at value (cost $157,160,082) (Note 1)                                $      235,776,461
     Cash                                                                                          11,578
     Dividends and interest receivable                                                            838,586
     Receivable for investments sold                                                            1,038,953
     Receivable for Fund shares sold                                                               22,300
                                                                                        ------------------

         Total assets                                                                         237,687,878
                                                                                        ------------------


Liabilities:
     Payable for investments purchased                                                            525,731
     Payable for Fund shares repurchased                                                          650,145
     Payable to affiliate for management fee (Note 2)                                             159,110
     Accrued expenses and other liabilities                                                        67,082
                                                                                        ------------------

         Total liabilities                                                                      1,402,068
                                                                                        ------------------

Net Assets (equivalent to $17.78 per share based
     on 13,286,924 shares outstanding, unlimited shares authorized)                    $      236,285,810
                                                                                        ==================



Net Assets consist of:
     Paid-in capital                                                                   $      149,625,042
     Accumulated undistributed net investment income                                              404,381
     Accumulated undistributed net realized gain                                                7,640,008
     Net unrealized appreciation                                                               78,616,379
                                                                                        ------------------

         Net assets                                                                    $      236,285,810
                                                                                        ==================

                 See accompanying notes to the financial statements.           7

Pelican Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment income:
    Dividends (net of withholding taxes of $42,926)              $    3,678,075
    Interest                                                          2,271,970
                                                                  --------------

       Total income                                                   5,950,045
                                                                  --------------

Expenses:
    Management fee (Note 2)                                           1,967,796
    Custodian and transfer agent fees                                   143,247
    Audit fees                                                           34,838
    Registration fees                                                    19,772
    Legal fees                                                            6,007
    Trustees fee (Note 2)                                                 1,916
    Miscellaneous                                                         9,843
                                                                  --------------

       Total expenses                                                 2,183,419

       Less: expenses waived or borne by Manager (Note 2)              (108,905)
                                                                  --------------

       Net expenses                                                   2,074,514
                                                                  --------------
         Net investment income                                        3,875,531
                                                                  --------------

Realized and unrealized gain (loss):

       Net realized gain on investments                              33,485,867

       Change in net unrealized appreciation (depreciation)
         on investments                                              18,746,336
                                                                  --------------

         Net realized and unrealized gain                            52,232,203
                                                                  --------------


Net increase in net assets resulting from operations             $   56,107,734
                                                                  ==============


8              See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                               February 28, 1998     February 28, 1997
                                                               -----------------     -----------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                     $       3,875,531     $       3,995,498
     Net realized gain                                                33,485,867             9,036,632
     Change in net unrealized appreciation (depreciation)             18,746,336            19,894,742
                                                                ----------------      ----------------

     Net increase in net assets resulting from operations             56,107,734            32,926,872
                                                                ----------------      ----------------

Distributions to shareholders from:
     Net investment income                                            (4,850,393)           (3,383,491)
     Net realized gains                                              (30,617,038)           (6,758,143)
                                                                ----------------      ----------------

                                                                     (35,467,431)          (10,141,634)
                                                                ----------------      ----------------

Fund share transactions:  (Note 5)
     Proceeds from sale of shares                                     21,012,484            22,372,007
     Net asset value of shares issued to shareholders
         in payment of distributions declared                         33,903,533             9,313,111
     Cost of shares repurchased                                      (46,639,378)          (24,339,781)
                                                                ----------------      ----------------

     Net increase in net assets resulting
         from Fund share transactions                                  8,276,639             7,345,337
                                                                ----------------      ----------------

     Total increase in net assets                                     28,916,942            30,130,575

Net assets:
     Beginning of period                                             207,368,868           177,238,293
                                                                ----------------      ----------------

     End of period (including accumulated undistributed
         net investment income of $404,381 and
         $1,473,363, respectively)                             $     236,285,810     $     207,368,868
                                                                ================      ================


         See accompanying notes to the financial statements.                  9

Pelican Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                        Year Ended February 28/29,
                                                           ------------------------------------------------------------------------
                                                              1998           1997           1996             1995         1994
                                                           -----------    -----------    -----------    ---------------------------
Net asset value, beginning of period                      $      16.31   $      14.52   $      11.99   $       12.08  $       11.37
                                                           -----------    -----------    -----------    ------------   ------------

Income from investment operations:
  Net investment income                                           0.32           0.33           0.31            0.37           0.29
  Net realized and unrealized gain                                4.13           2.27           3.04            0.46           1.40
                                                           -----------    -----------    -----------    ------------   ------------

    Total from investment operations                              4.45           2.60           3.35            0.83           1.69
                                                           -----------    -----------    -----------    ------------   ------------

Less distributions to shareholders:
  From net investment income                                     (0.40)         (0.27)         (0.29)          (0.37)         (0.37)
  From net realized gains                                        (2.58)         (0.54)         (0.53)          (0.55)         (0.61)
                                                           -----------    -----------    -----------    ------------   ------------

    Total distributions                                          (2.98)         (0.81)         (0.82)          (0.92)         (0.98)
                                                           -----------    -----------    -----------    ------------   ------------

Net asset value, end of period                            $      17.78   $      16.31   $      14.52   $       11.99  $       12.08
                                                           ===========    ===========    ===========    ============   ============

Total Return (a)                                                 28.97%         18.40%         28.54%           7.38%         15.14%


Ratios/Supplemental Data:

      Net assets, end of period (000's)                   $    236,286   $    207,369   $    177,238   $     117,920  $     101,165
      Net expenses to average
          daily net assets                                        0.95%          0.95%          1.05%           1.10%          1.10%
      Net investment income to average
          daily net assets                                        1.77%          2.10%          2.42%           2.51%          2.42%
      Portfolio turnover rate                                       28%            27%            32%             40%            49%
      Average broker commission rate (b)                  $     0.0662   $     0.0556            N/A             N/A            N/A
      Fees and expenses voluntarily waived or borne by
          the Manager consisted of the following per
          share amounts:                                  $       0.01   $         0.01 $    -         $     -        $        0.01


(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

10                See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which will issue a separate series of shares.

     The Fund seeks long-term capital growth primarily through investment in equity securities.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital dividends, and differing treatments for amortization of discount on bonds and partnership interests.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

              Accumulated
           Undistributed Net        Accumulated Net Realized
           Investment Income              Gain/(Loss)          Paid-in Capital
      ----------------------------  ------------------------   ---------------
             $(94,120)                      $94,155                 $(35)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Expenses
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

2.   Management fee and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .90% of average daily net assets. GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) exceed .95% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $1,916. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                                  Purchases                Proceeds
                                                                             --------------------    ---------------------
       U.S. Government securities                                          $           5,587,383   $               91,617
       Investments (non-U.S. Government securities)                                   54,787,626               81,390,660


     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:


                                           Gross Unrealized           Gross Unrealized              Net Unrealized
           Aggregate Cost                    Appreciation                Depreciation                 Appreciation
       -------------------------      ---------------------------     -------------------------     ----------------------
             $157,895,749                    $80,609,075                  $2,728,363                  $77,880,712


Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

4.   Principal shareholder

     At February 28, 1998, 39% of the outstanding shares of the Fund were held by one shareholder.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                      Year Ended                     Year Ended
                                                                   February 28, 1998              February 28, 1997
                                                              ----------------------------   ----------------------------
      Shares sold                                                          1,196,670                      1,487,108

      Shares issued to shareholders in reinvestment
         of distributions                                                  2,012,397                        632,940

      Shares repurchased                                                 (2,636,304)                    (1,610,011)
                                                                   -----------------             ------------------
      Net increase                                                           572,763                        510,037

      Fund shares:

      Beginning of period                                                 12,714,161                     12,204,124
                                                                   -----------------             ------------------
      End of period                                                       13,286,924                     12,714,161
                                                                   =================             ==================

Pelican Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------

     For fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 72.18% distributions as net capital gain dividends.

GMO Pelican Fund
(A Series of the GMO Trust)

Portfolio Manager
-----------------

Mr. Richard Mayo is responsible for the management of the GMO Pelican Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the last 1960's.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The market's move the last year can only be described as awesome. As I write
                                                         -------
this and as we start the new fiscal year, the stock market is trying to reach the 9000 level on the Dow Jones Average and now some forecasters are saying the 10000 goal will be reached before the year 2000. This has been one of the great markets of the century. The conditions for this move in stocks (up 144% since December 1994) have been an almost perfect investing environment. Inflation has steadily declined and is now less than 2%; interest rates are now below 6% and corporations have steadily improved profitability and now are earning record returns on capital.

We have achieved good returns in this market phase but in hindsight we have not fully exploited the opportunities in this environment. We are somewhat out of sync with other investor's view of risk. In our view, risks have been rising. The turmoil in Southeast Asia will certainly add to economic instability in the world and depress economic growth in the future. This will limit the ability of corporations to expand their profitability that has increased so robustly in this cycle.

We have also been influenced by our belief that we may be near the end of the rise in profit margins that have been dramatic in this cycle. After tax profit margins have reached 6.4% up from the low of 3.9%. The dilemma is that the present level of the stock market requires continued increases. According to our valuation formula investors are expecting earnings to grow 8.0-9.0% annually for the next ten years (assuming present interest rates). If revenues grow at the present rate of 5.0%, profit margins must rise to 7.3%. We think this is unlikely for a series of reasons. Restructuring and downsizing benefits may have been fully exploited. The favorable cost environment, specifically labor expenses, may be shifting unfavorably (see the graph below). The strength of the dollar reduces the value of foreign profits, and the economic dislocations in Southeast Asia, as well as the anemic growth in Japan, are beginning to impact the profitability of more U.S. companies. IBM, Motorola, Intel and Compaq are just a few of the companies that have discussed the negative impact. There will be more.

U.S. Employment Cost Index
(% Year-Over-Year)

[A LINE GRAPH DEPICTING THE PERCENTAGE GROWTH OF U.S. EMPLOYMENT COST INDEX FROM 1980 TO 1998 APPEARS HERE.]


We think profit growth this year will be less than 5.0%. Our skepticism seems justified when you look at the chart below.


                   S&P 500 Bottom Up Operating EPS Estimates

[A LINE GRAPH DEPICTING THE S&P BOTTOM UP OPERATING EPS ESTIMATES FROM JUNE 1997 TO MARCH 1998 APPEARS HERE.]




Wall Street analysts have steadily reduced the expectations and now expect corporate profits to be up only 2.0% in the first quarter. This has alarmed investors because many expect the first half shortfall to be made up in the second half.

If this is not achieved this could be troublesome for the market. Presently, if we used the Federal Reserve market model, stocks are approximately 18% overvalued and any doubts about profitability may create reactions in the market similar to the sell off in August and October of 1997.

FED'S S&P 500 VALUATION MODEL*
(percent)

[A LINE GRAPH DEPICTING THE FEDERAL RESERVE S&P 500 VALUATION MODEL FROM 1980 TO 1998 APPEARS HERE.]

We have tried to build a portfolio that does better in a difficult environment and our experiences in August and October were encouraging. Our return of -1.64% was a 3.96% gain over the S&P's 5.60% decline in August. This was due mainly to the recovery in small stocks that started in August and continued to the first of October. At that point we started reducing this segment due to the major advances of some of the stocks, but also due to the fear that smaller companies would be penalized in a more difficult market because of their lower liquidity.

Pelican Fund
As of February 28, 1998

                                   Pelican
                                   Fund*         S&P 500
                                   -----         -------
RISK
Beta                               0.93          1.00
% of LT Debt to Capital            44%           42%
LIQUIDITY
Market Cap ($000)                  25,288        61,300
PROFITABILITY
Return on Equity                   14.4%         19.0%
Return on Capital                  7.8%          -
EBITDA Margin                      16.6%         16.9%
Net Profit Margin                  5.4%          6.5%
Earnings 5 Yr Hist Gr Rate         21%           15%
VALUATION
Price/Earnings Trailing 4 Qtrs     18.9          23.3
Price to Cashflow                  9.8           13.7
Price to Book                      2.7           4.0
Price to Sales                     1.06          1.66
Dividend Yield                     1.8%          1.5%

* Equally Weighted


Looking at the characteristics of the present portfolio you can see we have maintained a risk profile (measured by beta) that is less than the market. In addition we have gravitated to stocks with low expectations to avoid the penalty of disappointments. We are expecting improvement in our selections but favorable performance may require some patience - something investors don't have at the moment. In other words, at this stage of the market we think there is more to gain by investing in stocks that can still improve long term returns on capital and possibly experience a positive valuation change, rather than invest in those companies that have improved and the stock price reflects the change without a discount for some cyclical erosion.

In the chart you can also see we own stocks with market caps significantly below average. For the last year we have maintained our bias against the "Mega Fifty" stocks. Very simply, we think their valuations are at extreme levels and are unlikely to produce good returns going forward. Our view has not been shared by the majority of investors and they have continued to do better than the market. The fifty largest stocks exceeded the S&P by 5.5% in 1997, and in 1998 through February they are 1.5% ahead. Our fears are expressed in the charts below. The out-performance is demonstrated in the top chart and the valuation measures in the charts below show the very high levels versus the past. These stocks are perceived as safe havens but given their lofty valuations we don't think they will give the protection expected in a market sell off. They didn't in August and October of last year.

Exhibit 3. The Biggest Have Outperformed For A Number Of Years

Biggest 50 Stocks/Large-Cap Universe--
Cumulative Relative Performance

                           [LINE GRAPH APPEARS HERE]

Source: Prudential Securities Inc.


Price/Sales

                           [LINE GRAPH APPEARS HERE]

Source: Compusheet; Prudential Securities Inc.


Price/Cash Flow

                           [LINE GRAPH APPEARS HERE]

Source: Compusheet; Prudential Securities Inc.


Return On Equity
(ROE)

                           [LINE GRAPH APPEARS HERE]

Source: Compusheet; Prudential Securities Inc.

We hope to make money with an eclectic portfolio that excludes very overvalued areas (the Mega Fifty) and sectors that are experiencing profit declines - segments of technology and major energy companies. We can't find any sectors that are significantly undervalued comparable to last year. At the beginning of 1997 we were buying all the cable TV stocks thinking they were 30-40% undervalued, adding to our small stock exposure, and accumulated electric utilities and telephone companies into the second quarter. The cable TV stocks have doubled in the last 12 months. Small stocks, the utilities and telephone companies underperformed for the year but each had a quarter of major outperformance; small stocks in the third quarter and telephone and utility stocks were up 17% vs. the S&P gain of 2.87%. Due to these price moves we have cut back in these areas and in technology as well. The technology sector outperformed the group (i.e., Microsoft, Cisco and Dell Computer) and we took profits aggressively as our concerns about deteriorating profitability were reinforced by negative earnings estimate revisions caused by slowing final demand aggravated by the major exposure to Southeast Asia.

With the funds generated from these profits we have responded opportunistically. We are waiting for good risk reward situations to present themselves to add to good values presently in the portfolio. Waste Management Inc. was a major frustration in the last year. We were too optimistic about its potential profitability improvement and getting a new chief executive proved troublesome. First they hired the former president of Sprint. Unfortunately he left after three months so for five months the company has been led by an interim CEO, a man with excellent capabilities, but the market required more certainty. We stayed with the investment believing margins that were 40% below the top tier in the industry, could be improved by a new and motivated management. The stock sold off dramatically in October and January and each time we added to the position. This poor performance cost the portfolio 1.5% relatively. Patience was rewarded in March. USA Waste, the most profitable waste services company has agreed to acquire Waste Management Inc. and the stock has rallied 25%, recapturing half of last year's performance.

Another sector ignored last year was retail. For instance Federated Department Stores was ignored in the first half providing an opportunity to buy the stock at 14 times earnings (the market at the time was 20 times earnings) with no hint of profit difficulties. A more controversial opportunity occurred in October when Sears announced it was experiencing a dramatic increase in credit card charge offs. The stock, which peaked at $65.00 per share in early summer dropped as low as $40.00 per share in October. This allowed us the opportunity to buy the stock at 15 times a worst case scenario, which now seems to be an exaggerated fear. The stock has rebounded recently to $50.00 per share. More recently Toys-R-Us declined precipitously and reduced earnings expectations. We responded similarly to the Sears situation, encouraged by the company's announced $1 billion stock buyback. The Toys-R-Us situation will probably not be as good as Sears and Federated, but the risk-reward at its lows looked very attractive.

Another success in the past year was Digital Equipment. We had bought the stock earlier but were convinced to add significantly to the position when the stock traded down to $25.00 per share. Our analysis suggested the company's assets were worth at least $50.00 per share. In December Compaq confirmed our analysis by announcing a merger worth $60.00 per share at the time.

I have mentioned these examples because they reflect the types of situations we are trying to find today to put in the portfolio, which are low expectation opportunities where perceptions are excessively negative. The chances of improvement in profitability have risen (without paying for it) and the value of the companies' assets may be worth more to a strategic buyer limiting the downside risk.

Data General is an example like Digital Equipment, and Occidental Petroleum could attract the attention of a larger oil company that is struggling to grow revenues in an environment of declining oil prices. Listed below are the major additions or increases in the last six months and they are opportunities created by the rotational aspects of the market. That is, if it appears not to be a short-term performer, sell it and go to where the action is.

Federated Department Stores
Sears Roebuck
Corning
Occidental Petroleum
Unicom
Stewart & Stevenson

Our experience to date is that good investments are created and interest can shift quickly. A great example is Electronics for Imaging. The stock in 1997 went from $52.00 to $14.00 (earnings were very disappointing but this was due to an inventory adjustment by its customers). The inventory shift is almost over and the stock has doubled in three months.

We will keep looking for opportunities but think they will be more limited so we will concentrate the portfolio in few positions. This has and will create more volatility in month to month relative performance particularly when the major market cap stocks make a major move like January to mid February. We fear this less going forward because the market has obviously broadened in March and good values with potential catalysts or favorable news are clearly doing well in the present market phase. However, risk must not be ignored. The concentration of 1997 may erode in 1998 giving us a better opportunity for picking stocks.

We will respond opportunistically and hope to deliver the best risk adjusted performance. We feel that thinking about risk in the future will benefit portfolio returns. We were encouraged recently by an analysis done by Business Week which picked the Pelican Fund for the A team of risk adjusted results. We hope to stay there.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
                    GMO Pelican Fund and the S&P 500 Index
                            As of February 28, 1998


------------------------------------------
       Average Annual Total Return
------------------------------------------
                                   Since
                                 Inception
               1 Year    5 Year   5/31/89
------------------------------------------

Class III      29.0%     19.7%     15.3%
------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date              GMO Pelican Fund       S&P 500 Index
----              ----------------       -------------
5/31/89                $10,000              $10,000
2/28/90                 $9,931              $10,617
2/28/91                $10,743              $12,174
2/29/92                $12,380              $14,120
2/28/93                $14,098              $15,625
2/28/94                $16,232              $16,927
2/28/95                $17,430              $18,173
2/29/96                $22,618              $24,478
2/28/97                $26,824              $30,882
2/28/98                $34,595              $41,691

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO Global Hedged Equity Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Hedged Equity Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

       Shares/
      Par Value    Description                                                      Value ($)
-------------------------------------------------------------------------------------------------
                   MUTUAL FUNDS - 93.3%
                   United States - 93.3%
       2,945,382   GMO Core Fund                                                      58,878,192
         866,061   GMO Emerging Markets Fund                                           8,279,540
         925,419   GMO Evolving Countries Fund *                                       7,967,862
       2,457,043   GMO International Core Fund                                        57,003,401
         324,966   GMO International Small Companies Fund                              3,971,090
         574,921   GMO REIT Fund                                                       7,427,979
         620,765   GMO Small Cap Growth Fund                                           7,622,992
         440,959   GMO Small Cap Value Fund                                            8,060,732
                                                                                -----------------
                                                                                     159,211,788
                                                                                -----------------

                   TOTAL MUTUAL FUNDS (Cost $166,000,283)                            159,211,788
                                                                                -----------------


                   STOCK AND EQUIVALENTS - 0.1%
                   Hong Kong - 0.0%
          11,703   Johnson Electric Holdings Ltd                                          41,618
                                                                                -----------------

                   Italy - 0.0%
          12,500   Grassetto SPA (b)                                                           -
                                                                                -----------------

                   Malaysia - 0.0%
           9,000   Malaysian Resources Corp                                                6,098
                                                                                -----------------

                   United Kingdom - 0.0%
           7,847   Amstrad Plc                                                             4,910
           8,000   Costain Group Plc *                                                     3,954
       1,115,129   Signet Group *                                                              -
          17,870   Viglen Technology Plc *                                                10,004
          17,870   Viglen Technology Plc Entitlement Letters                                   -
                                                                                -----------------
                                                                                          18,868
                                                                                -----------------
                   United States - 0.1%
           1,300   Pennzoil Co                                                            87,019
                                                                                -----------------

                   TOTAL STOCK AND EQUIVALENTS (Cost $155,218)                           153,603
                                                                                -----------------


                   DEBT OBLIGATIONS - 6.0%
                   United Kingdom - 0.0%
GBP       29,128   Viglen Technology Plc Floating Rate Note, 6.75% due 9/1/2000           47,959
GBP        7,684   Viglen Technology Plc Floating Rate Note, 6.99% due 1/1/2001           12,652
                                                                                -----------------
                                                                                          60,611
                                                                                -----------------
                   U.S. Government - 3.1%
  $    5,250,000   U.S. Treasury Note, 5.50% due 11/15/98 (a)                          5,249,180
                                                                                -----------------


              See accompanying notes to the financial statements.              1

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

   Par Value ($)   Description                                                     Value ($)
-------------------------------------------------------------------------------------------------
                   U.S. Government Agency - 2.9%
       5,000,000   Student Loan Marketing Association, 6.05% due 10/26/09              4,979,688
                                                                                 ----------------


                   TOTAL DEBT OBLIGATIONS (Cost $10,305,339)                          10,289,479
                                                                                 ----------------

                   SHORT-TERM INVESTMENTS - 2.2%
                   Cash Equivalents - 0.9%
       1,500,000   Wachovia Bank Time Deposit, 5.63%, due 3/2/98                       1,500,000
                                                                                 ----------------

                   U.S. Government - 1.3%
       2,350,000   U.S. Treasury Bill, 5.39% due 1/7/99 (a)                            2,245,854
                                                                                 ----------------


                   TOTAL SHORT-TERM INVESTMENTS (Cost $3,747,806)                      3,745,854
                                                                                 ----------------

                   TOTAL INVESTMENTS - 101.6%
                   (Cost $180,208,646)                                               173,400,724

                   Other Assets and Liabilities (net) - (1.6%)                        (2,695,055)
                                                                                 ----------------

                   TOTAL NET ASSETS - 100.0%                                    $    170,705,669
                                                                                 ================


                   Notes to the Schedule of Investments:

                   GBP - British Pound

                   (a) This security is held as collateral for open futures
                       contracts.

                   (b) Bankrupt issuer.

                   * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.



2              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
---------------------------------------------------------------------------------------------------
Assets:
     Investments, at value (cost $180,208,646) (Note 1)                           $    173,400,724
     Foreign currency, at value (cost $406,404) (Note 1)                                   400,975
     Cash                                                                                   92,468
     Dividends and interest receivable                                                     113,672
     Receivable for open forward foreign currency contracts (Notes 1 and 6)              1,621,533
     Receivable for variation margin on open futures contracts (Notes 1 and 6)              60,056
     Foreign withholding taxes receivable                                                  119,959
     Receivable for expenses waived or borne by Manager (Note 2)                            77,522
                                                                                    ---------------

         Total assets                                                                  175,886,909
                                                                                    ---------------

Liabilities:
     Payable for open swap contracts (Notes 1 and 6)                                     4,121,031
     Payable for Fund shares repurchased                                                   714,919
     Payable for open forward foreign currency contracts (Notes 1 and 6)                   178,780
     Payable to affiliate for (Note 2):
         Management fee                                                                     86,022
         Shareholder service fee                                                             2,210
     Accrued expenses                                                                       78,278
                                                                                    ---------------

         Total liabilities                                                               5,181,240
                                                                                    ---------------

Net assets                                                                        $    170,705,669
                                                                                    ===============
Net assets consist of:
     Paid-in capital                                                              $    190,539,226
     Distributions in excess of net investment income                                   (1,571,288)
     Distributions in excess of net realized gain                                         (876,658)
     Net unrealized depreciation                                                       (17,385,611)
                                                                                    ---------------

                                                                                  $    170,705,669
                                                                                    ===============

Net assets attributable to Class III Shares                                       $    170,705,669
                                                                                    ===============

Shares outstanding - Class III                                                          19,571,340
                                                                                    ===============

Net asset value per share - Class III                                             $           8.72
                                                                                    ===============

              See accompanying notes to the financial statements.              3

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1998
---------------------------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $275,665)                         $        3,277,634
     Dividends from investment company shares                                            2,449,297
     Interest (including security lending income of $26,087)                             2,435,206
                                                                                  -----------------
         Total income                                                                    8,162,137
                                                                                  -----------------
Expenses:
     Management fee (Note 2)                                                             1,509,937
     Custodian fees                                                                        376,553
     Audit fees                                                                             41,139
     Transfer agent fees                                                                    28,203
     Legal fees                                                                             13,598
     Registration fees                                                                       6,500
     Trustees fee (Note 2)                                                                   2,196
     Stamp duties and transfer taxes                                                           423
     Miscellaneous                                                                           2,288
     Fees waived or borne by Manager (Note 2)                                             (850,401)
                                                                                  -----------------
                                                                                         1,130,436
     Shareholder service fee - Class III (Note 2)                                          217,705
                                                                                  -----------------

         Net expenses                                                                    1,348,141
                                                                                  -----------------

             Net investment income                                                       6,813,996
                                                                                  -----------------

Realized and unrealized gain (loss):
         Net realized gain (loss) on:
             Investments                                                                39,032,089
             Realized gain distributions from investment company shares                 15,458,182
             Closed futures contracts                                                  (25,202,111)
             Closed swap contracts                                                      (8,619,045)
             Foreign currency, forward contracts and foreign currency related
                 transactions                                                           (2,891,897)
                                                                                  -----------------
                    Net realized gain                                                   17,777,218
                                                                                  -----------------
         Change in net unrealized appreciation (depreciation) on:
             Investments                                                               (25,158,057)
             Open futures contracts                                                     (4,744,737)
             Open swap contracts                                                           232,859
             Foreign currency, forward contracts and foreign currency related
                 transactions                                                            1,995,454
                                                                                  -----------------
                    Net unrealized loss                                                (27,674,481)
                                                                                  -----------------
         Net realized and unrealized loss                                               (9,897,263)
                                                                                  -----------------

Net decrease in net assets resulting from operations                            $       (3,083,267)
                                                                                  =================

4                See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                Year Ended             Year Ended
                                                                            February 28, 1998      February 28, 1997
                                                                           -------------------    -------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                               $         6,813,996      $      6,639,580
     Net realized gain                                                            17,777,218            21,603,070
     Change in net unrealized appreciation (depreciation)                        (27,674,481)          (21,597,390)
                                                                           ------------------       ---------------

     Net increase (decrease) in net assets resulting from operations              (3,083,267)            6,645,260
                                                                           ------------------       ---------------

Distributions to shareholders from:
     Net investment income - Class III                                            (6,516,906)           (5,664,462)
     Net realized gains - Class III                                              (19,721,985)               -
     In excess of net realized gains - Class III                                  (7,564,405)               -
                                                                           ------------------       ---------------

                                                                                 (33,803,296)           (5,664,462)
                                                                           ------------------       ---------------

Net share transactions - Class III (Note 5)                                      (89,109,720)          (87,212,602)
                                                                           ------------------       ---------------

     Total decrease in net assets                                               (125,996,283)          (86,231,804)

Net assets:
     Beginning of period                                                         296,701,952           382,933,756
                                                                           ------------------       ---------------
     End of period (including distributions in excess of
     net investment income of $1,571,288 and $927,940,
     respectively)                                                       $       170,705,669      $    296,701,952
                                                                           ==================       ===============

              See accompanying notes to the financial statements.              5

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                          Year Ended February 28/29,
                                                       -------------------------------------------------------------
                                                           1998            1997             1996            1995*
                                                       -----------      ----------       ----------      -----------
Net asset value, beginning of period                    $    10.69      $    10.64       $    10.12      $    10.00
                                                        ----------      ----------       ----------       ---------

Income from investment operations:
  Net investment income                                       0.35            0.24             0.21            0.11
  Net realized and unrealized gain (loss)                    (0.52)           0.01             0.55            0.08
                                                        ----------      ----------       ----------       ---------

    Total from investment operations                         (0.17)           0.25             0.76            0.19
                                                        ----------      ----------       ----------       ---------
Less distributions to shareholders:
  From net investment income                                 (0.35)          (0.20)           (0.24)          (0.07)
  From net realized gains                                    (1.05)              -                -               -
  In excess of net realized gains                            (0.40)              -                -               -
                                                        ----------      ----------       ----------       ---------
Total distributions                                          (1.80)          (0.20)           (0.24)          (0.07)
                                                        ----------      ----------       ----------       ---------

Net asset value, end of period                          $     8.72       $   10.69       $    10.64       $   10.12
                                                        ==========       =========       ==========       =========

Total Return (a)                                            (1.63%)          2.34%            7.54%           1.92%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                    $170,706        $296,702       $  382,934       $ 214,638
     Net expenses to average
         daily net assets                                    0.58%           0.91%(c)         0.78%           0.92%
     Net investment income to average
         daily net assets                                    2.93%           1.99%            2.44%           2.85%
     Portfolio turnover rate                                  277%            463%             214%            194%
     Average broker commission rate (b)                 $   0.0104       $  0.0084              N/A             N/A
     Fees and expenses voluntarily waived or borne
         by the Manager consisted of the following
         per share amounts:                             $     0.04       $    0.02       $    0.005      $    0.006

*    Period from July 29, 1994 (commencement of operations) to February 28,
     1995.
**   Annualized
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets.


6             See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
     1.  Significant accounting policies

     GMO Global Hedged Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks total return consistent with minimal exposure to general equity market risk, either directly or through investment in other Funds of the Trust ("underlying Funds"). On August 20, 1998, the Fund began to invest a substantial portion of its assets in underlying Funds.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bore the same total operating expenses (after the voluntary expense waiver) as those shares. On August 20, 1997, the Fund revised its voluntary expense waiver to include certain expenses incurred indirectly by the Fund through investment in underlying Funds (see Note 2). Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Shares of underlying Funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may purchase index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

     Options
     The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 1998, there were no outstanding written options.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of open swap agreements as of February 28, 1998.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the fund had no securities on loan.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

        Distributions in           Accumulated
         Excess of Net           Undistributed
        Investment Income       Net Realized Gain           Paid-in Capital
     ----------------------- -------------------------   -------------------

          ($940,438)                $758,903                   $181,535

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2).

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .37% of the amount invested. Prior to June 30, 1997, the premium on cash purchases was .50% of the amount invested. In the case of cash redemptions, the fee is 1.40% of the amount redeemed. The Manager may waive the fee on cash redemptions if it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests. All purchase premiums and redemption fees are paid to and are recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $2,343 in purchase premiums and no redemption fees. There is no premium for reinvested distributions. Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. A purchase premium of up to 0.10% may be charged on certain in-kind transactions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .65% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares. The Fund will invest in Class III shares of each underlying Fund being offered. Like the management fee (as described below), the shareholder service fee of each class of the Fund's shares will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.

     GMO has agreed to waive a portion of its fee (but not below zero) and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses ("fund expenses")) plus the amount of fees and expenses (excluding shareholder service fee and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds) exceed .50% of average daily net assets. Because GMO will not waive the management fees below zero, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed .50% of the Fund's average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $2,196. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                          Purchases                 Proceeds
                                                                    ----------------------    ---------------------
       U.S. Government securities                                 $           302,077,695   $          313,850,234

       Investments (non-U.S. Government securities)                           266,435,906              355,676,538


     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:


                                       Gross Unrealized              Gross Unrealized               Net Unrealized
        Aggregate Cost                   Appreciation                  Depreciation                  Depreciation
     -------------------------   -----------------------------   --------------------------   --------------------------
         $182,567,708                     $1,989,887                    $11,156,871                   $9,166,984


4.   Principal shareholders

     At February 28, 1998, 42% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums and redemption fees received by the Fund, were as follows:


                                                Year Ended                                        Year Ended
                                            February 28, 1998                                 February 28, 1997
                               ---------------------------------------------     ---------------------------------------------
      Class III:                     Shares                   Amount                   Shares                   Amount
                               --------------------    ---------------------     --------------------     --------------------
      Shares sold                           58,635   $              595,622                2,716,101    $          28,751,811

      Shares issued to
      shareholders in
      reinvestment of
      distributions                      3,493,801               30,813,859                  335,863                3,585,825

      Shares repurchased              (11,741,685)            (120,519,201)             (11,267,323)            (119,550,238)
                               --------------------    ---------------------     --------------------     --------------------
      Net decrease                     (8,189,249)   $         (89,109,720)              (8,215,359)    $        (87,212,602)
                               ====================    =====================     ====================     ====================


6.  Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Short futures contracts


       Number of                                                                                          Net Unrealized
       Contracts                Type              Expiration Date           Contract Value                 Depreciation
    -----------------   ---------------------  ----------------------     --------------------         ---------------------
                 341    S&P 500                     March 1998          $          89,555,125        $          (6,718,780)
                   6    MIB30                       March 1998                        973,908                     (123,148)
                   8    DAX                         March 1998                      2,074,776                     (181,777)
                  32    TOPIX                       March 1998                      3,232,170                      (11,252)
                   9    HANG SENG                   March 1998                        671,295                      (59,273)
                  21    FT-SE 100                   March 1998                      4,997,176                     (475,682)
                  13    ALL ORDS                    March 1998                        597,797                      (15,539)
                  17    OMX                         March 1998                        583,483                      (12,584)
                  16    MATIF CAC 40                March 1998                      1,803,572                     (235,264)
                  11    IBEX                        March 1998                        639,223                      (54,314)
                                                                                                       ---------------------
                                                                                                     $          (7,887,613)
                                                                                                       =====================


     At February 28, 1998, the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
Forward currency contracts


                                                                                                           Net Unrealized
          Settlement                                                                                        Appreciation
             Date              Deliver/Receive         Units of Currency              Value                (Depreciation)
       ------------------  -------------------------  ---------------------     -------------------      -------------------
       Buys
                 4/17/98             ATS                         1,752,850    $            137,649     $                149
                 4/17/98             AUD                         1,571,426               1,071,477                   54,977
                 4/17/98             BEF                        12,792,375                 342,369                    (130)
                  3/6/98             CHF                         2,014,320               1,373,074                 (13,263)
                 4/17/98             CHF                         3,956,761               2,712,456                  (8,044)
                  3/6/98             DEM                         2,841,280               1,565,944                    (648)
                 4/17/98             DEM                         6,496,856               3,589,869                  (6,911)
                 4/17/98             DKK                         2,036,356                 295,028                       28
                  3/6/98             ESP                        69,409,400                 450,698                    (487)
                 4/17/98             ESP                       139,068,000                 904,107                  (2,300)
                 4/17/98             FIM                         1,121,192                 204,065                    (435)
                  3/6/98             FRF                         7,731,100               1,269,859                  (1,181)
                 4/17/98             FRF                        18,111,701               2,982,479                 (12,198)
                  3/6/98             GBP                         1,745,955               2,874,296                   14,823
                 4/17/98             GBP                         4,937,196               8,109,851                   76,544
                 4/17/98             HKD                         7,828,943               1,010,072                   13,072
                 4/17/98             IEP                            46,996                  64,030                    (970)
                  3/6/98             ITL                     1,422,181,550                 794,727                    1,608
                 4/17/98             ITL                     2,471,765,950               1,380,518                  (2,482)
                 4/17/98             JPY                       528,827,500               4,214,101                 (35,899)
                 4/17/98             MYR                         2,605,440                 706,872                  116,872
                  3/6/98             NLG                         1,851,388                 904,670                    (898)
                 4/17/98             NLG                         4,108,600               2,013,016                  (6,653)
                 4/17/98             NOK                         1,459,809                 193,316                  (3,684)
                 4/17/98             NZD                           278,024                 162,462                    5,462
                  3/6/98             SEK                         3,155,589                 394,170                    4,591
                 4/17/98             SEK                         8,703,750               1,088,659                    1,616


GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
      Forward currency contracts - continued

                                                                                                           Net Unrealized
          Settlement                                                                                        Appreciation
             Date              Deliver/Receive         Units of Currency              Value                (Depreciation)
       ------------------  -------------------------  ---------------------     -------------------      -------------------
       Buys - continued
                 4/17/98             SGD                           700,916                 432,210                   39,210
                                                                                                         -------------------
                                                                                                       $            232,769
                                                                                                         ===================


       Sales
                 4/17/98             ATS                         2,567,200                 201,599                   12,142
                 4/17/98             AUD                         2,261,293               1,541,863                   14,269
                 4/17/98             BEF                        18,837,500                 504,158                   27,524
                  3/6/98             CHF                         2,014,320               1,373,074                   26,926
                 4/17/98             CHF                         3,685,526               2,526,518                  138,938
                 8/20/98             CHF                         2,014,320               1,402,562                   11,294
                  3/6/98             DEM                         2,841,280               1,565,944                   34,056
                 4/17/98             DEM                         6,496,856               3,589,869                  191,110
                 8/20/98             DEM                         2,841,280               1,581,278                    (726)
                 4/17/98             DKK                         2,779,560                 402,703                   21,702
                  3/6/98             ESP                        69,409,400                 450,698                    9,302
                 4/17/98             ESP                       139,068,000                 904,107                   51,227
                 8/20/98             ESP                        69,409,400                 453,449                       30
                 4/17/98             FIM                         1,645,560                 299,503                   17,976
                  3/6/98             FRF                         7,731,100               1,269,859                   30,141
                 4/17/98             FRF                        18,111,701               2,982,479                  165,467
                 8/20/98             FRF                         7,731,100               1,282,111                      165
                  3/6/98             GBP                         1,745,955               2,874,296                   28,704
                 4/17/98             GBP                         5,369,055               8,819,223                  163,418
                 8/20/98             GBP                         1,745,955               2,850,439                 (14,746)
                 4/17/98             HKD                        11,700,450               1,509,565                 (30,555)
                 4/17/98             IEP                            68,273                  93,019                    9,623
                  3/6/98             ITL                     1,422,181,550                 794,727                   14,273
                 4/17/98             ITL                     2,282,743,600               1,274,946                   68,634


GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
      Forward currency contracts - continued


                                                                                                           Net Unrealized
          Settlement                                                                                        Appreciation
             Date              Deliver/Receive         Units of Currency              Value                (Depreciation)
       ------------------  -------------------------  ---------------------     -------------------      -------------------
       Sales - continued
                 8/20/98             ITL                     1,422,181,550    $            794,955     $            (2,247)
                 4/17/98             JPY                       856,180,000               6,822,695                 (22,695)
                 4/17/98             MYR                         3,258,200                 883,969                   28,436
                  3/6/98             NLG                         1,851,388                 904,670                   20,330
                 4/17/98             NLG                         4,108,600               2,013,016                  108,976
                 8/20/98             NLG                         1,851,388                 913,720                       94
                 4/17/98             NOK                         1,511,600                 200,174                   15,895
                 4/17/98             NZD                           318,016                 185,831                   11,402
                  3/6/98             SEK                         3,155,589                 394,170                    6,830
                 4/17/98             SEK                         8,703,750               1,088,659                   63,697
                 8/20/98             SEK                         3,155,589                 396,122                  (5,105)
                 4/17/98             SGD                           928,690                 572,664                  (6,523)
                                                                                                         -------------------
                                                                                                       $          1,209,984
                                                                                                         ===================


        Currency Abbreviations:

        ATS      Austrian Schilling        HKD        Hong Kong Dollar
        AUD      Australian Dollar         IEP        Irish Pound
        BEF      Belgian Franc             ITL        Italian Lira
        CHF      Swiss Franc               JPY        Japanese Yen
        DEM      German Mark               MYR        Malaysian Ringgit
        DKK      Danish Krona              NLG        Netherlands Guilder
        ESP      Spanish Peseta            NOK        Norwegian Kroner
        FIM      Finnish Markka            NZD        New Zealand Dollar
        FRF      French Franc              SEK        Swedish Krona
        GBP      British Pound             SGD        Singapore Dollar

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Swap agreements


                                                                                                             Unrealized
            Notional             Expiration                                                                 Appreciation
             Amount                 Date                             Description                           (Depreciation)
    -------------------------  ---------------  ------------------------------------------------------   -------------------
          $        9,000,000         09/30/98   Agreement with Deutsche Bank AG dated 9/30/97 to pay     $          (2,992)
                                                (receive) the notional amount multiplied by the
                                                return on the EAFE Index (including dividends) and
                                                to receive the notional amount multiplied by 6 month
                                                LIBOR adjusted by a specified spread.

                  15,500,000         05/29/98   Agreement with Swiss Bank Corporation dated 5/30/97               (390,729)
                                                to pay (receive) the notional amount multiplied by
                                                the return on the EAFE Index (including dividends)
                                                and to receive the notional amount multiplied by 12
                                                month LIBOR adjusted by a specified spread.

                  25,641,923         05/29/98   Agreement with Swiss Bank Corporation dated 5/30/97             (3,727,310)
                                                to pay (receive) the notional amount multiplied by
                                                the return on the EAFE x-Japan Index (including
                                                dividends) and to receive the notional amount
                                                multiplied by 12 month LIBOR adjusted by a specified
                                                spread.

                                                                                                         -------------------
                                                                          Net unrealized depreciation    $      (4,121,031)
                                                                                                         ===================


GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

-------------------------------------------------------------------------------
For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 54% of distributions as net capital gain dividends.

The Fund has elected to defer to March 1, 1998 post-October losses of $5,813,966.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Darnell has been with GMO and involved in portfolio management for more than 16 years. Mr. Berkley has been with GMO and involved in portfolio management for more than 10 years.

Management Discussion and Analysis of Fund Performances
-------------------------------------------------------

The Class III shares of the Global Hedged Equity Fund returned -1.63% for the fiscal year ending February 28, 1998. During that period the Fund's benchmark, The Salomon 3 Month T-Bill, returned +5.27%.

The Fund's objective is to outperform the Salomon 3 Month T-Bill Index by adding the alpha (value added) of our U.S. and international equity funds, as well as the value added of our asset allocation strategy, to a short-term fixed income return. As of February 28, 1998, the Fund held 44% of its assets in U.S. equities, 35% in developed international equities and 12% in emerging markets equities. The remaining 9% of the Fund was invested in U.S. Treasuries and cash holdings. The equity exposure is fully hedged using EAFE futures and international equity swaps combined to represent the GMo EAFE-Lite Index, as well as S&P 500 futures.

In August, the GMO Global Hedged Equity Fund converted into a fund-of-funds by exchanging its portfolio securities for GMO mutual fund shares of equivalent value. The purpose of the conversion was to enable the Fund to implement more effectively its investment strategies. The Fund currently invests in the GMO Core Fund, GMO REIT Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO Evolving Countries Fund, GMO Emerging Markets Fund, GMO International Small Companies Fund and GMO International Core Fund. The conversion does not represent any change in the investment strategies of the Fund, but only in the implementation of these strategies.

The GMO Global Hedged Equity Fund's performance for the fiscal year was negatively impacted by the poor performance of the GMO International Core Fund relative to EAFE-Lite. For the fiscal year, the GMO International Core Fund returned 11.7%, trailing the GMO EAFE-Lite Index by 7.1%. Returns for the Fund relative to the benchmark were negatively impacted by the Fund's value orientation in a market that favored large, growth-oriented international stocks.

The emerging markets position also negatively impacted the relative performance of the GMO Global Hedged Equity Fund. The 12% weight in emerging markets was hedged half with S&P 500 futures and half with EAFE futures and international equity swaps. This position reflected the expectation that emerging markets would outperform richly valued developed equity markets. However, during the year, developed markets continued to trend upwards, while emerging markets fell sharply in the wake of the financial collapse in Southeast Asia.

For the fiscal year, the U.S. equity funds as a group returned 34.4%, slightly underperforming the S&P 500 return of 35.0%. The GMO Core Fund, which accounts for 72% of the U.S. equity holdings, outperformed the S&P 500 Index by 1.7%. However, diversification into the GMO Small Cap Value, Small Cap Growth and REIT Funds was unsuccessful in adding value. The small cap funds did well against their respective mandates, but lagged the S&P 500 Index, which continued its record-breaking run.

The 9% Treasury position was enhanced with bond futures for most of the fiscal year. As interest rate spreads narrowed, this exposure added value for the period.

Outlook
-------

We continue to believe that valuation levels of developed equity markets are high. In the U.S., we are maintaining positions in the GMO Small Cap Value, Small Cap Growth and REIT Funds which, in our view, have better return potential than the S&P 500. In out GMO International Core portfolio we are emphasizing small and value stocks. We are also maintaining a significant exposure to emerging equity markets, which we expect to rebound from currently depressed levels. We expect this positioning of our international portfolio to outperform both GMO EAFE-Lite and the S&P 500 during the current fiscal year.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Global Hedged

           Comparison of Change in Value of a $10,000 Investment in
              GMO Global Hedged Equity Fund Class III Shares and
               the Salomon Brothers 3 Month Treasury Bill Index
                            As of February 28, 1998

                      ----------------------------------
                          Average Annual Total Return
                      ----------------------------------
                                          Since
                                        Inception
                              1 Year     7/29/94
                      ----------------------------------
               Class
                III            -3.6%       2.2%
                      ----------------------------------

                           [LINE GRAPH APPEARS HERE]

                GMO Global Hedged Equity       Salomon Brothers 3 Month
   Date          Fund Class III Shares            Treasury Bill Index
----------      ------------------------       ------------------------

 7/29/94                 $9,963                         $10,000
 2/28/95                $10,155                         $10,297
 2/29/96                $10,769                         $10,882
 2/28/97                $11,021                         $11,451
 2/28/98                $10,811                         $12,054

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 37 bp on the purchase and 140 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance Information is unaudited.

GMO Foreign Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO Foreign Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  STOCK AND EQUIVALENTS - 93.9%
                  Argentina - 0.2%
       57,500     YPF SA ADR                                                            1,818,438
                                                                                ------------------

                  Australia - 3.8%
      346,591     Australia and New Zealand Banking Group Ltd                           2,384,763
      572,816     Broken Hill Proprietary Ltd                                           5,658,348
    2,840,000     Burns Philp & Co Ltd                                                    464,340
      501,000     Burswood Ltd                                                            361,785
      229,100     Caltex Australia Ltd                                                    733,550
      323,232     Capral Aluminum Ltd                                                     682,626
    5,674,100     Crown Ltd *                                                           2,705,836
      237,472     Dominion Mining Ltd Warrants 12/31/98 *                                   3,236
      494,945     Dominion Mining Ltd *                                                   101,154
      690,504     Email Ltd                                                             1,552,339
      465,510     Foodland Associated                                                   3,504,272
    1,462,358     Goodman Fielder Ltd                                                   2,530,427
    3,365,000     Menzies Gold NL *                                                       378,247
    3,072,793     MIM Holdings Ltd                                                      1,716,539
      296,888     Newcrest Mining Ltd *                                                   398,442
      390,000     Oil Search Ltd                                                          757,209
       54,000     Orogen Minerals Ltd GDR 144A                                          1,161,000
    4,101,235     Pasminco Ltd                                                          4,556,959
      602,001     Pioneer International Ltd                                             1,742,981
      326,990     Qantas Airways Ltd                                                      559,132
      616,496     Rothmans Holdings Ltd                                                 3,729,493
      661,499     Western Mining Corp Holdings Ltd                                      2,244,218
      529,994     Westpac Banking Corp                                                  3,675,575
      511,706     Wills (WD & HO) Holdings Ltd                                            700,685
                                                                                ------------------
                                                                                       42,303,156
                                                                                ------------------
                  Austria - 0.4%
       42,920     Bank Austria AG (Participating Certificate)                           2,531,192
        4,613     Oesterreichische Brau Beteiligungs AG                                   270,244
        7,170     Radex-Heraklith AG                                                      288,076
        1,991     Universale Bau AG                                                        69,391
        4,107     VA Technologie AG (Bearer)                                              567,084
        3,140     Wienerberger Baustoffindustrie AG                                       606,201
                                                                                ------------------
                                                                                        4,332,188
                                                                                ------------------
                  Belgium - 2.9%
       28,925     Almanij NV                                                            1,660,137
        1,109     Bekaert SA                                                              750,485
        6,000     CBR Cimenteries NPV                                                     526,962
       25,192     Cie Francois De Enterprises                                           7,027,667
       14,350     Credit Commercial Dexia                                               2,060,945
       19,398     Electrabel SA                                                         4,707,096
        6,397     Generale Banque NPV                                                   3,026,877
       17,305     GIB Holdings Ltd                                                        852,315

              See accompanying notes to the financial statements.              1

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Belgium - continued
        5,032     Kredietbank NPV                                                       2,323,908
        2,713     Petrofina SA Bruxelles                                                  925,216
        1,510     Royale Belge NPV                                                        478,677
       24,780     Solvay Et Cie                                                         1,554,538
       33,775     Tractebel                                                             3,466,761
          715     UCB Cap NPV                                                           2,872,597
                                                                                ------------------
                                                                                       32,234,181
                                                                                ------------------
                  Brazil - 0.0%
    6,439,529     Gerdau SA Preferred                                                     102,563
      158,537     Metalurgica Gerdau SA                                                     3,788
    2,809,994     Metalurgica Gerdau SA Preferred                                          87,098
                                                                                ------------------
                                                                                          193,449
                                                                                ------------------
                  Canada - 0.9%
      137,220     Abitibi Consolidated Inc                                              1,957,324
       29,693     Alliance Forest Products Inc Preferred *                                588,373
       10,200     Alliance Forest Products Inc (c) *                                      202,115
       10,500     Avenor Inc                                                              222,447
       12,000     Boliden Ltd Installment Receipt 144A *                                   30,777
      283,000     Boliden Ltd *                                                           725,819
       50,000     Burcon Properties Ltd *                                                 518,217
       36,700     Burcon Properties Ltd *                                                 380,371
       99,149     Cambridge Shopping Centres Ltd                                        1,034,580
       15,000     Cambridge Shopping Centres Ltd *                                        156,519
       82,500     Canadian Hotel Income Properties                                        547,816
       33,500     Canfor Corp                                                             240,101
      101,500     Iamgold (International African Mining Gold) *                           349,471
      116,600     KAP Resources Ltd Class A Warrants 8/5/2000 *                            32,772
      220,100     KAP Resources Ltd *                                                     290,755
      200,000     Meridian Gold Inc *                                                     611,320
      633,600     Semi-Tech Class A *                                                     253,769
       38,800     St Laurent Paperboard *                                                 440,305
       99,000     Tembec Inc Class A *                                                    605,207
       24,140     Trizec Hahn Corp (Sub-Voting)                                           595,379
                                                                                ------------------
                                                                                        9,783,437
                                                                                ------------------
                  Denmark - 0.0%
       12,300     Alm Brand AS Class B                                                    444,473
                                                                                ------------------

                  France - 8.5%
        9,350     Accor SA                                                              2,158,903
       34,745     Alcatel Alsthom Cie Generale d'Electricite SA                         4,519,118
       31,136     Axa SA                                                                3,011,718

2             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  France - continued
        4,788     Axa UAP Certificates 7/1/99                                               1,494
       31,516     Banque Nationale de Paris                                             1,904,650
       46,500     BIC SA                                                                3,685,331
       21,046     Bouygues                                                              2,951,642
        4,080     Cap Gemini SA                                                           469,023
        5,278     Chargeurs International SA                                              311,952
        5,943     Christian Dior                                                          720,275
       12,983     Club Mediterranee SA Rights 3/11/98 *                                    18,869
       12,983     Club Mediterranee SA *                                                  963,717
        3,200     Colas SA                                                                515,006
        7,843     Compagnie Generale d'Industrie et de Participations                   3,373,292
        6,890     Credit Local de France SA                                               879,177
       16,505     Credit Lyonnais *                                                     1,206,179
        7,679     Dollfus-Mieg and Cie *                                                  158,895
      108,305     Elf Aquitaine SA                                                     12,325,880
        2,871     Elf Gabon                                                               490,346
       10,339     Eridania Beghin-Say SA                                                1,843,931
       18,576     Financiere de Paribas SA                                              1,766,310
       45,550     France Telecom SA *                                                   2,207,465
        1,739     Gaz Et Eaux                                                             742,522
        6,474     Generale Des Eaux                                                     1,018,531
       11,021     Generale Des Eaux Warrants 5/2/2001 *                                    11,040
        8,463     Groupe Andre *                                                          931,184
        3,038     Groupe Axime *                                                          497,914
       17,938     Groupe Danone                                                         3,623,392
        2,299     Guyenne Et Gascogne                                                     755,101
        5,500     Imetal                                                                  684,649
        4,389     Labinal SA                                                            1,226,765
       12,000     Lafarge Coppee SA                                                       885,429
       36,617     Lagardere Groupe                                                      1,328,958
       62,365     Lyonnaise Des Eaux                                                    8,224,181
       23,310     Michelin SA Class B                                                   1,443,178
        4,318     Pathe SA                                                                829,669
       33,523     Pechiney SA Class A                                                   1,486,424
       23,970     Pernod-Ricard                                                         1,566,705
       18,953     Peugeot SA                                                            2,698,567
       52,112     Rhone Poulenc SA Class A                                              2,401,384
        6,796     Saint-Gobain                                                            952,004
       60,594     Seita                                                                 2,646,960
       16,483     Sidel (Bearer)                                                        1,142,312
       18,755     Societe Generale Paris                                                2,827,457
       15,100     Sommer Allibert                                                         588,700
       35,350     SPIE Batignolles                                                      2,200,213

              See accompanying notes to the financial statements.              3

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  France - continued
        4,196     Strafor Facom                                                           327,315
        6,000     Sylea (Bearer)                                                          708,462
       54,656     Thomson CSF                                                           1,884,922
       30,344     Total SA                                                              3,328,783
       12,602     TV Francaise                                                          1,365,902
        9,260     Vallourec                                                               638,091
        6,835     Worms et Compagnie SA                                                   426,539
                                                                                ------------------
                                                                                       94,876,426
                                                                                ------------------
                  Germany - 7.4%
      128,500     Bankgesellschaft Berlin AG                                            2,729,674
       61,990     Bayer AG                                                              2,635,365
      135,000     Bayerische Hypotheken und Wechsel-Bank AG                             2,447,445
       11,602     BHF Bank AG                                                             338,838
       27,200     Brau und Brunnen *                                                    2,450,585
        9,945     Cologne Reinsurance (Registered)                                     11,891,803
      141,000     Commerzbank AG                                                        5,104,670
      178,010     Continental AG                                                        4,276,752
       26,500     Daimler-Benz                                                          2,165,560
       35,500     Deutsche Bank AG                                                      2,437,416
      227,000     Deutsche Telekom AG                                                   4,509,354
      169,940     Dresdner Bank                                                         7,777,114
        3,641     Dyckerhoff AG (Non Voting)                                            1,015,207
        9,800     Holzmann (Philipp) *                                                  2,322,083
        3,331     Koelnische Rueckversicherungs-Gesellschaft AG *                       3,955,534
      161,500     Lufthansa AG *                                                        3,105,855
       26,772     Metro AG Class I Preferred                                              901,374
      123,000     Pfeiffer Vacuum Tech Sponsored ADR *                                  4,182,000
       55,000     Rheinmetall AG                                                        1,091,059
       16,144     Rheinmetall AG Preferred                                                284,672
      131,860     RWE Preferred                                                         6,187,011
       29,000     Siemens AG                                                            1,792,974
        5,150     Villeroy and Boch AG *                                                  763,383
        2,400     Volkswagen AG                                                         1,577,077
       10,600     Volkswagen AG Preferred .79%                                          5,163,466
        4,500     Volkswagen AG Warrants 10/27/98 *                                     1,537,402
                                                                                ------------------
                                                                                       82,643,673
                                                                                ------------------
                  Hong Kong - 4.9%
    3,237,400     Amoy Properties Ltd                                                   2,738,776
    1,277,000     Cheung Kong Holdings                                                  8,947,659
    3,255,052     Dairy Farm International                                              3,906,062
      243,000     Goldlion Holdings Ltd                                                    72,971
    1,296,327     Great Eagle Holdings Ltd                                              1,908,702
      259,264     Great Eagle Holdings Ltd Warrants 11/30/98 *                             22,101
    1,894,800     Hang Lung Development Co Ltd                                          2,777,653
      316,500     Henderson Land Development Co Ltd                                     1,651,482
      945,000     HKR International Ltd                                                   707,911
    2,788,641     Hong Kong Land Holdings                                               4,991,667

4             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Hong Kong - continued
      821,900     Hysan Development Co Ltd                                              1,565,777
       28,345     Hysan Development Co Ltd Warrants 4/30/98 *                                  37
      302,000     Jardine International Motor Holdings Ltd                                168,699
      729,000     Kumagai Gumi Ltd                                                        494,317
       83,200     Lai Fung Holdings Ltd *                                                  14,292
    4,220,000     Lai Sun Development                                                   1,662,383
    1,250,000     Lai Sun Garment International Ltd                                       678,076
    1,050,266     Liu Chong Hing Bank Ltd                                               1,580,316
    1,103,000     National Mutual Asia Ltd                                                982,977
      639,000     New World Development Co Ltd                                          2,352,147
      220,000     Orient Overseas International Ltd                                        93,768
    7,204,073     Regal Hotels International Ltd                                        1,125,854
          128     Sanwa International Ltd *                                             3,115,649
    6,782,620     Semi Tech (Global) Co Ltd                                               788,422
      160,248     Semi Tech (Global) Co Ltd Warrants 7/31/98 *                                207
      846,500     Swire Pacific Ltd Class A                                             5,094,853
    1,844,500     Swire Pacific Ltd Class B                                             1,858,198
    2,034,500     Wharf Holdings Ltd                                                    4,283,158
      638,000     Wheelock & Co Ltd                                                       737,501
      183,912     Wing On Co                                                              129,457
      758,486     Winsor Industrial Corp Ltd                                              151,844
      429,243     Winsor Properties Holdings Ltd                                          415,799
                                                                                ------------------
                                                                                       55,018,715
                                                                                ------------------
                  India - 0.0%
       59,007     Mahindra & Mahindra GDR 144A                                            500,084
                                                                                ------------------

                  Indonesia - 0.0%
      775,720     Dharmala Intiland (Foreign Registered)                                   28,487
      603,500     PT Daya Guna Samudera                                                   419,381
                                                                                ------------------
                                                                                          447,868
                                                                                ------------------
                  Ireland - 0.5%
      476,335     Allied Irish Banks Plc                                                6,156,642
                                                                                ------------------

                  Italy - 5.2%
      141,409     Assicurazioni Generali SPA                                            4,038,112
      535,792     Banca Commerciale Italiana SPA                                        2,446,238
       59,948     Banca di Legano SPA                                                     348,408
      236,958     Banca Toscana                                                           793,855
      513,583     Banco Ambrosiano Veneto SPA (Non Convertible)                         1,175,290
      207,500     Comau Finanziaria SPA                                                   747,925
    1,246,464     Credito Italiano                                                      4,785,385
      163,232     Danieli and Co SPA (Non Convertible)                                    732,033
      346,322     ENI SPA                                                               2,022,445
       30,472     Ericsson SPA                                                          1,626,240
      146,530     Falck Acciaierie and Ferriere Lombarde                                1,036,670
      236,490     Fiat SPA                                                                831,273

              See accompanying notes to the financial statements.              5

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Italy - continued
      345,502     Fiat SPA Preferred                                                      677,701
       29,074     Fiat SPA (Non Convertible)                                               60,847
       39,570     IFI Istituto Finanziario Preferred                                      767,319
      172,607     IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                446,601
      627,004     Industriali Riunite SPA *                                               797,135
      237,693     Istituto Mobilaire Italiano                                           3,314,113
    1,336,000     Istituto Nazionale Delle Assicurazioni                                3,628,467
      160,238     Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)             743,231
      555,315     Italgas SPA                                                           2,113,328
      221,428     Magneti Marelli SPA                                                     483,827
       74,642     Mediaset SPA                                                            420,251
       42,000     Mediobanca SPA                                                          429,517
    1,383,702     Montedison SPA                                                        1,428,203
      975,630     Montedison SPA (Non Convertible)                                        735,491
      210,955     Montefibre SPA                                                          172,706
      456,096     Olivetti and Co SPA *                                                   449,609
       46,000     Pagnossin SPA                                                           238,168
      194,430     RAS SPA                                                               2,292,589
       73,200     Rinascente per l'Esercizio di Grandi Magazzini SPA                      674,547
      117,157     SAI di Risp                                                             763,719
      719,880     Seat SPA di Risp *                                                      187,065
      713,947     Seat SPA *                                                              286,066
      127,537     Sirti SPA                                                               741,938
    1,361,241     Telecom Italia Mobile SPA (Non Convertible)                           3,993,694
      753,724     Telecom Italia SPA                                                    5,126,056
      833,884     Telecom Italia SPA (Non Convertible)                                  4,047,211
       70,931     Toro Assicurazioni                                                    1,282,303
       68,306     Unione Cementi Marchino Emiliane e di Augusta-Casale                    654,641
      159,857     Unione Cementi Marchino Emiliane e di Augusta-Casale
                  (Non Convertible)                                                       811,144
                                                                                ------------------
                                                                                       58,351,361
                                                                                ------------------
                  Japan - 19.0%
       28,500     Advantest Corp                                                        2,014,605
       52,700     AJL Peps Trust Exchangeable Preferred                                   652,163
       41,300     Akita Bank                                                              178,172
      117,000     Arisawa Manufacturing                                                 1,333,650
      286,000     Asahi Breweries Ltd                                                   3,826,011
      149,000     Asahi Glass Co Ltd                                                      895,203
      388,000     Bridgestone Corp                                                      8,937,545
      253,000     Canon Inc                                                             5,787,778
       31,800     Circle K Japan Co Ltd                                                 1,565,709
       43,300     Credit Saison Co                                                      1,011,122
      172,000     Daikin Industries Ltd                                                   864,561
      341,000     Dainippon Ink & Chemicals Inc                                         1,025,726
      151,000     Dainippon Printing Co Ltd                                             2,569,857
          281     East Japan Railway Co                                                 1,327,927
       30,100     Exedy Corp                                                              203,716

6             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Japan - continued
      190,000     Fuji Photo Film Co Ltd                                                7,444,787
       89,000     Fujitec Co                                                              542,468
      496,000     Fujitsu Ltd                                                           5,575,239
       27,000     H I S Co Ltd                                                            606,982
       66,000     Hitachi Credit Corp                                                   1,149,371
      581,000     Hitachi Ltd                                                           4,359,915
       46,312     Hokkaido Electric Power                                                 667,204
      371,000     Honda Motor Co Ltd                                                   12,833,610
          221     Japan Tobacco Inc                                                     1,625,180
       86,350     Kansai Electric Power                                                 1,483,254
      281,000     Kao Corp                                                              3,803,610
       44,000     Kirin Beverage                                                          832,423
       50,400     Kurita Water Industries Ltd                                             734,077
      472,000     Marubeni Corp                                                         1,303,950
      126,000     Marui Co Ltd                                                          2,064,593
      440,000     Matsushita Electric Industrial Co Ltd                                 6,408,612
      255,000     Matsushita Electric Works Ltd                                         2,543,339
      527,000     Minebea Co Ltd                                                        5,840,260
      397,000     Minolta Co Ltd                                                        2,388,348
      521,000     Mitsui & Co                                                           3,344,661
       26,600     Namco Ltd                                                               642,207
       35,350     Nichido Fire & Marine Insurance Co Ltd                                  215,743
      113,000     Nichii Co Ltd                                                           875,699
       45,400     Nintendo Co Ltd                                                       4,168,764
       31,000     Nippon Broadcasting System                                            1,496,873
       77,700     Nippon Electric Glass Co                                                990,240
      262,000     Nippon Meat Packers Inc                                               3,442,729
      234,000     Nippon Soda Chemical Co Ltd                                           2,093,090
      545,000     Nissho Iwai Corp                                                      1,553,075
       20,000     Nitta Corp                                                              204,227
      214,000     Obayashi Corp                                                         1,163,762
      130,000     Onward Kashiyama Co Ltd                                               1,852,292
      104,000     Orix Corp                                                             7,573,815
       34,080     Paris Miki Inc                                                          504,469
      326,000     Ricoh Co Ltd                                                          3,483,733
       40,000     Rinnai Corp                                                             649,094
      109,000     Rohm Co Ltd                                                          10,785,245
      304,000     Sanwa Bank Ltd                                                        3,032,059
      175,000     Shibusawa Warehouse                                                     537,481
       25,000     Shimachu Co                                                             482,862
      219,750     Shin-Etsu Chemical Co Ltd                                             4,835,787
      143,000     Shiseido Co Ltd                                                       1,799,810
       33,000     Sho Bond Construction Co                                                707,908
       64,000     Showa Corp                                                              378,437
       38,300     SMC                                                                   3,334,916
      124,100     Sony Corp                                                            11,198,765

              See accompanying notes to the financial statements.              7

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Japan - continued
      117,000     Sumitomo Electric                                                     1,704,108
      357,000     Sumitomo Realty and Development Co Ltd                                2,359,653
      473,000     Suzuki Motor Corp                                                     5,017,177
       47,000     Tachi-S Co Ltd                                                          293,913
       92,000     Taisho Pharmaceutical Co Ltd                                          2,162,907
      250,000     Takeda Chemical Industries Ltd                                        6,926,304
      178,000     Tanabe Seiyaku Co Ltd                                                 1,014,486
      120,000     TDK Corp                                                              9,166,469
      277,000     Terumo Corp                                                           3,902,953
       40,000     Tokyo Broadcasting System Inc                                           516,109
          200     Tokyo Electron                                                            7,188
       85,000     Tokyo Seimitsu Co Ltd                                                 2,368,400
       78,000     Toppan Printing Co Ltd                                                  919,972
      101,000     Tsubaki Nakashima Co Ltd                                                543,656
       15,000     Unicharm Corp                                                           534,315
      112,000     UNY Co Ltd                                                            1,711,074
      230,000     Yamanouchi Pharmaceutical Co Ltd                                      5,589,330
      106,000     Yamatake Honeywell                                                    1,418,032
       96,000     Yamato Kogyo Co                                                         775,113
                                                                                ------------------
                                                                                      212,679,869
                                                                                ------------------
                  Korea - 0.7%
          390     Daehan Flour Mill                                                        16,718
      114,350     Daewoo Corp                                                             439,754
       22,000     Daewoo Securities Ltd Preferred *                                        45,805
          829     Daewoo Securities Ltd *                                                   4,772
        9,860     Dongkuk Steel Mill                                                       64,606
       67,310     Dongwon Securities Co Preferred                                         107,168
       15,310     Halla Climate Control Corp                                              211,884
       43,886     Hana Bank Sponsored GDR 144A                                            290,964
        7,500     Hankook Tire Manufacturing Co Ltd                                       180,955
       15,069     Hansol Paper Manufacturing Ltd                                           89,141
       41,000     Hyundai Motor Service Co GDR 144A                                       172,200
       68,540     Jinro Ltd Preferred                                                      36,935
      250,000     Korea Exchange Bank                                                     474,587
           68     Korea Trust *                                                           119,000
      126,230     Kyungnam Bank                                                           320,793
       10,000     LG Cable & Machinery Ltd                                                 47,152
       43,190     LG Electronics Co                                                       650,627
       30,000     LG Securities Co Preferred                                               44,274
       12,290     Nhong Shim                                                              438,767
        2,580     Pohang Iron & Steel                                                     154,677
      121,500     Pusan Bank                                                              241,810
      122,300     Samsung Corp                                                            483,808
       35,550     Samsung Display Devices                                               2,068,126
       51,036     Samsung Heavy Industries Co Ltd                                         340,657

8             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Korea - continued
      104,905     Shinhan Bank                                                            499,150
        1,040     Shinyoung Securities Preferred                                            2,898
        6,746     Sindoricom Co Ltd                                                       274,715
          133     SK Telecom                                                               60,432
        6,300     Ssangyong Investment Securities Co Preferred *                            5,015
                                                                                ------------------
                                                                                        7,887,390
                                                                                ------------------
                  Malaysia - 0.2%
      374,800     Genting Berhad                                                        1,244,234
      315,000     New Straits Times                                                       488,571
      257,000     Resorts World Berhad                                                    559,456
                                                                                ------------------
                                                                                        2,292,261
                                                                                ------------------
                  Mexico - 0.1%
       22,300     Desc S.A. de C.V. Sponsored ADR                                         649,488
        8,868     Grupo Financiero Banamex Class L                                         19,768
      569,562     Grupo Financiero Bancomer SA Class B                                    330,103
                                                                                ------------------
                                                                                          999,359
                                                                                ------------------
                  Netherlands - 6.1%
      137,580     ABN Amro Holdings NV                                                  3,051,583
       49,192     Aegon NV                                                              5,599,695
       28,061     Akzo Nobel NV                                                         5,693,496
      586,358     ASM International NV *                                                7,146,238
       13,661     Bam Groep                                                             1,027,820
       35,059     De Boer Unigro NV                                                     1,394,241
       65,426     Dordtsche Petroleum                                                   3,426,566
       92,660     Elsevier NV                                                           1,742,878
       25,000     Endemol Entertainment                                                   574,053
       25,939     Fugro NV                                                                795,842
       29,331     Gist Brocades NV                                                        945,768
       54,225     Hal Trust Class B                                                     1,070,274
       64,274     Hal Trust (Participating Units)                                       1,268,617
       35,949     Heidemij Holdings NV                                                    375,850
       41,700     Hunter Douglas NV                                                     1,802,990
       24,644     ING Groep NV                                                          1,303,928
       42,250     Kon Bolswessanen                                                        734,836
       47,267     Koninklijke Numico NV                                                 1,616,479
       15,637     Koninklijke NV KNP BT                                                   417,119
       17,088     Koninklijke Pakhoed                                                     569,363
       94,181     Koninklijke PTT Nederland                                             4,739,303
       77,537     Koninklijke Volker Wessels                                            2,708,501
           82     Moeara Enim Petroleum                                                 1,963,016
       20,560     Nedlloyd                                                                479,132
       98,883     Philips Electronics                                                   7,681,265
       24,778     Philips NV ADR                                                        1,929,587
       13,917     Roto Smeets D Boer                                                      569,775
       52,608     Royal Dutch Petroleum                                                 2,876,046
       20,564     Unilever NV CVA                                                       1,323,145

              See accompanying notes to the financial statements.              9

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                      Value ($)
--------------------------------------------------------------------------------------------------
                  Netherlands - continued
       27,102     Van Ommeren (Koninklijke) (Participating Certificate)                 1,089,721
       16,543     Vendex International                                                  1,041,792
       28,111     Wereldhave NV                                                         1,697,496
                                                                                ------------------
                                                                                       68,656,415
                                                                                ------------------
                  New Zealand - 1.4%
    1,303,036     Brierley Investment Ltd                                                 886,734
      896,561     Carter Holt Harvey Ltd                                                1,372,775
       38,750     DB Group Ltd                                                             65,925
      317,646     Fisher and Paykel Industries Ltd                                      1,034,226
      316,475     Fletcher Challenge Buildings                                            755,636
      323,511     Fletcher Challenge Energy                                             1,186,173
    1,295,891     Fletcher Challenge Ltd                                                  965,498
      586,821     Fletcher Challenge Paper                                                791,795
      362,307     Lion Nathan Ltd                                                         896,950
    1,731,203     Progressive Enterprise                                                1,777,318
    2,586,505     Sovereign Assurance (c)                                               3,414,090
    6,739,327     Trans Tasman Properties                                               2,767,538
      485,082     Wrightson Ltd                                                           227,659
                                                                                ------------------
                                                                                       16,142,317
                                                                                ------------------
                  Norway - 0.8%
        7,907     Bolig OG Naeringsk                                                      180,727
      285,000     Christiania Bank OG Kreditkasse                                       1,216,219
      139,700     Den Norske Bank AS Class A                                              769,656
       23,100     Dyno Industrier AS                                                      363,181
       25,900     Elkem AS Class A                                                        331,922
       14,050     Kvaerner Industrier AS                                                  510,474
       15,395     Leif Hoegh and Co AS                                                    242,042
       30,000     Norsk Data AS Class B ADR (b) *                                             300
       34,916     Norsk Hydro AS                                                        1,526,922
        5,400     Norske Skogindustrier AS Class A                                        164,805
       17,700     Orkla-Borregaard AS Class A                                           1,714,122
        8,300     Orkla-Borregaard AS Class B (Non Voting)                                717,167
       37,900     Schibsted AS                                                            608,387
       27,000     Unitor AS                                                               337,101
                                                                                ------------------
                                                                                        8,683,025
                                                                                ------------------
                  Poland - 0.1%
       40,000     Bank Handlowy W Warszawie *                                             632,638
                                                                                ------------------

                  Russia - 0.3%
    8,715,000     Irkutskenergo (Registered)                                            1,333,395
       47,128     Mosenergo Sponsored ADR 144A                                          1,832,101
                                                                                ------------------
                                                                                        3,165,496
                                                                                ------------------


10            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Singapore - 0.6%
      268,000     Cycle & Carriage Ltd                                                  1,190,376
      407,400     Jardine Matheson Holdings Ltd                                         1,906,632
      562,263     Jardine Strategic Holdings Ltd                                        1,602,450
      135,133     Jardine Strategic Holdings Ltd Warrants 5/02/98 *                         5,405
      715,000     Singapore Land Ltd                                                    2,002,529
                                                                                ------------------
                                                                                        6,707,392
                                                                                ------------------
                  South Africa - 0.1%
       61,000     Barlow Ltd                                                              570,313
      185,197     Housewares Group *                                                       11,993
      907,152     NSA International Inc *                                                  36,716
    1,109,100     Sun International Ltd                                                   763,116
                                                                                ------------------
                                                                                        1,382,138
                                                                                ------------------
                  Spain - 6.1%
        4,560     Acerinox SA                                                             684,822
       16,000     Argentaria Corporacion Bancaria de Espana SA                          1,190,533
      268,822     Banco Bilbao Vizcaya SA                                              12,270,355
       48,330     Banco Popular Espanol                                                 4,289,654
      166,723     Banco Santander SA (Registered)                                       7,707,481
       38,406     Bankinter SA                                                          2,458,742
       48,007     Corporacion Mapfre (Registered)                                       1,399,548
       16,000     Ebro Agricolas Compania de Alimentacion SA                              324,644
      216,548     Endesa                                                                4,780,464
      264,417     FENOSA SA                                                             3,279,138
       20,816     General Aguas de Barcelona SA                                           959,605
       48,361     Hidroelec Cantabrico                                                  2,062,992
      529,243     Iberdrola SA                                                          7,645,786
       11,975     Inmobilana Metropolitan Vasco Central SA                                578,476
       49,000     Midesa                                                                  763,562
       75,860     Repsol SA                                                             3,378,889
       93,767     Sevillana de Electricidad                                               901,050
      356,988     Telefonica de Espana SA                                              12,261,575
       34,058     Vallehermoso SA                                                       1,079,135
                                                                                ------------------
                                                                                       68,016,451
                                                                                ------------------
                  Sweden - 0.1%
      100,000     Castellum AB *                                                        1,149,081
                                                                                ------------------

                  Switzerland - 4.3%
        1,545     Ascom Holding AG (Bearer) *                                           2,737,122
          760     Baloise Holdings *                                                    1,654,538
        1,586     Banque Cantonale Vaudoise (Bearer)                                      653,809
        2,186     Belimo Automation AG                                                    796,886
          360     Bobst SA (Bearer)                                                       603,434
       50,116     CS Holdings (Registered)                                              9,049,291
        3,500     Feldschloesschen Huerlimann (Participating Certificates)                584,287
          365     Fischer (George) AG (Bearer)                                            614,302


              See accompanying notes to the financial statements.             11

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  Switzerland - continued
          280     Flughafen Immobilien                                                    511,311
        3,099     Forbo Holdings AG (Registered)                                        1,406,333
        2,293     Hero AG (Bearer)                                                      1,409,298
        2,055     Hilti AG (Participating Certificate)                                  1,540,270
          777     Holderbank Financiere Glarus AG (Bearer)                                757,093
        3,274     Jelmoli (Registered)                                                    642,486
        4,900     Kraftwerk Laufenberg (Bearer)                                           881,439
        2,048     Merkur Holding AG (Registered)                                          469,578
        3,456     Nestle AG (Registered)                                                6,052,003
        2,808     Novartis AG (Registered)                                              5,121,979
        4,500     Publigroupe Sa                                                          981,194
          154     Roche Holdings (Participating Certificate)                            1,802,753
        4,129     SMH AG (Bearer)                                                       2,593,989
          275     Stratec Holding AG Class B (Registered)                                 403,806
        2,200     Sulzer Gebrueder AG (Registered)                                      1,708,913
        2,305     Sulzer Medica AG *                                                      593,684
          161     Swiss Insurance Co                                                      403,158
        1,300     Swiss Reinsurance (Bearer)                                            2,739,779
        3,599     Zurich Reinsurance                                                    1,961,842
                                                                                ------------------
                                                                                       48,674,577
                                                                                ------------------
                  Thailand - 0.1%
      301,300     Bank of Ayudhya Plc (Foreign Registered)                                188,749
      428,900     First Bangkok City (Foreign Registered) (b)                                 100
      645,900     Jasmine International Public Co (Foreign Registered)                    453,329
        9,000     Telecomasia Sponsored GDR 144A *                                         53,298
      462,200     Telecomasia (Foreign Registered) *                                      268,104
      487,700     Thai Telephone & Telecommunications (Foreign Registered) *              141,444
      204,800     Total Access Communication                                              296,960
      122,800     United Communication Industries (Foreign Registered)                    156,705
                                                                                ------------------
                                                                                        1,558,689
                                                                                ------------------
                  United Kingdom - 19.2%
      161,272     Allied Domecq Plc                                                     1,554,704
      119,028     Amstrad Plc                                                              74,472
      317,976     Anglian Water Plc                                                     4,397,799
    1,915,281     ASDA Group                                                            6,346,408
      319,838     BAA                                                                   2,991,163
      436,056     Bank of Scotland                                                      4,971,916
      145,536     Barclays Plc                                                          4,332,420
       66,964     Bass Plc *                                                            1,122,408
      552,643     BAT Industries                                                        5,514,156
      694,613     Berkley Group                                                         8,120,130
      826,347     BG Plc *                                                              4,146,369
      440,000     Billiton Plc *                                                        1,079,445
      100,000     BOC Group Plc *                                                       1,564,175
      419,953     BPB Industries Plc                                                    2,274,879
      411,421     British Airways Plc                                                   3,861,207


12            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  United Kingdom - continued
      298,100     British Energy Plc *                                                  2,198,881
      759,168     British Petroleum Co Plc                                             10,474,750
      100,000     British Sky Broadcasting Plc                                            650,368
    1,091,250     British Steel Plc                                                     2,618,753
    1,998,455     British Telecom Plc                                                  20,137,592
      787,000     BTR                                                                   2,089,470
      175,000     Cable & Wireless                                                      1,913,233
      641,375     Capital Shopping Centres Plc                                          4,730,987
      408,800     Caradon Plc                                                           1,336,082
      519,527     Centrica Plc *                                                          923,833
      176,780     Commercial Union Plc                                                  3,195,930
      345,000     Cookson Group                                                         1,278,096
      492,767     Costain Group Plc *                                                     243,402
      432,916     Diageo Plc                                                            4,430,028
       63,000     Elementis Plc                                                           131,736
      269,287     Energy Group Plc                                                      3,449,505
       68,927     Flextech Plc *                                                          593,249
      299,000     Gallaher Group Plc *                                                  1,742,754
       85,013     General Accident                                                      1,907,844
      350,000     General Electric Plc                                                  2,287,812
      211,598     Glaxo Wellcome Plc                                                    5,922,734
      100,000     Granada Group                                                         1,562,529
      360,586     Great Portland Estates Plc                                            1,739,555
      223,079     Great Universal Stores Plc                                            2,846,572
      209,598     Guardian Royal                                                        1,575,396
      166,008     Hanson Plc                                                              839,130
      873,094     Hillsdown Holdings                                                    2,285,703
      147,469     HSBC Holdings                                                         4,530,792
       79,909     Hyder Plc                                                             1,234,128
      157,839     Hyder Plc Cumulative Redemption Preferred                               310,559
      225,071     Imperial Chemical Industries Plc                                      4,107,873
      132,816     Imperial Tobacco Group Plc                                              935,957
      431,065     Ladbroke Group                                                        2,171,830
      150,000     Lasmo                                                                   682,266
      170,000     Lucas Variety Plc                                                       654,978
      785,537     Marley                                                                1,416,258
      361,140     Mirror Group Plc                                                      1,010,849
      382,100     National Power                                                        3,960,359
      318,924     National Westminster Bank                                             5,886,465
      240,000     Norwich Union Plc *                                                   2,039,026
       16,000     Nycomed Amersham Plc Class B *                                          581,322
      151,504     Peninsular & Oriental Steam Navigation Co                             1,951,957
      166,792     Powergen                                                              2,330,176
    2,148,935     Raglan Property Plc                                                     919,938
      334,630     Railtrack Group Plc                                                   5,096,457


              See accompanying notes to the financial statements.             13

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                  United Kingdom - continued
      130,000     Reckitt & Colman                                                      2,293,492
      576,824     Royal & Sun Alliance Insurance                                        7,346,244
      282,799     Safeway Plc                                                           1,666,950
      500,000     Scottish Power Plc                                                    4,264,435
    1,174,447     Sears                                                                 1,015,207
      292,593     Severn Trent Plc                                                      4,504,403
      100,000     Smithkline Beecham Plc                                                1,251,340
      154,171     Standard Chartered                                                    2,226,199
      254,000     Sun Life & Province Holding                                           2,410,986
      785,326     T & N                                                                 3,271,389
      477,000     Tanjong                                                               1,096,776
      200,000     Tate & Lyle                                                           1,728,825
      203,196     Thames Water                                                          2,957,530
       92,904     United Utilities                                                      1,248,206
      271,030     Viglen Technology Plc *                                                 151,725
      271,030     Viglen Technology Plc Entitlement Letters                                     -
      303,076     Williams Plc *                                                        1,771,502
                                                                                ------------------
                                                                                      214,483,974
                                                                                ------------------
                  United States - 0.0%
       39,500     Koor Industries Ltd ADR *                                               192,563
                                                                                ------------------


                  TOTAL STOCK AND EQUIVALENTS (Cost $902,013,301)                   1,052,407,726
                                                                                ------------------

                  INVESTMENT FUNDS - 0.5%
                  Chile - 0.0%
      141,751     Five Arrows Chile Investment Trust Ltd                                  326,027
       27,821     Five Arrows Chile Investment Trust Ltd Warrants 5/31/99 *                   974
                                                                                ------------------
                                                                                          327,001
                                                                                ------------------
                  India - 0.1%
      157,150     India Fund Class A                                                      633,931
       40,000     India Liberalisation (c) *                                              268,000
       11,000     Morgan Stanley India Fund Inc *                                          88,688
                                                                                ------------------
                                                                                          990,619
                                                                                ------------------
                  Korea - 0.0%
          100     Dong Yang Dragon Fund *                                                 413,000
                                                                                ------------------

                  Russia - 0.4%
      180,000     First Russian Frontiers Trust Plc *                                   3,022,974
       38,000     First Russian Frontiers Trust Plc Warrants 6/3/2001 *                   312,835
                                                                                ------------------
                                                                                        3,335,809
                                                                                ------------------
                  South Africa - 0.0%
       29,000     New South Africa Fund Inc                                               404,188
                                                                                ------------------

                  TOTAL INVESTMENT FUNDS (Cost $6,544,132)                              5,470,617
                                                                                ------------------


14            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares/
   Par Value        Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                    CONVERTIBLE BONDS - 0.6%
                    Hong Kong - 0.1%
HKD     810,000     Sino Land Co, 5.00% due 2/26/01                                       562,950
                                                                                   ---------------

                    Japan - 0.3%
JPY  49,000,000     MTI Capital (Cayman) Ltd, 0.50% due 10/01/07                          931,766
  $   2,200,000     SB Treasury Co, 9.40% due 12/29/49 144A                             2,244,000
JPY  45,000,000     STB Cayman Capital Ltd., .50% due 10/01/07                          1,030,139
                                                                                   ---------------
                                                                                        4,205,905
                                                                                   ---------------
                    Mexico - 0.0%
  $     870,000     Grupo Financiero Invermexico, 7.50% due 6/16/01                       313,200
                                                                                   ---------------

                    New Zealand - 0.1%
NZD     978,881     Brierley Investment, 9.00% due 6/30/98                                620,201
                                                                                   ---------------

                    Singapore - 0.1%
  $   1,750,000     Keppel Corp 2.0% due 8/12/02 144A                                   1,575,000
                                                                                   ---------------


                    TOTAL CONVERTIBLE BONDS (Cost $8,455,862)                           7,277,256
                                                                                   ---------------

                    DEBT OBLIGATIONS - 0.0%
                    United Kingdom - 0.0%
GBP     441,778     Viglen Technology Plc Floating Rate Note, 6.75% due 9/1/2000          727,387
GBP     116,542     Viglen Technology Plc Floating Rate Note, 6.99% due 1/1/2001          191,886
                                                                                   ---------------
                                                                                          919,273
                                                                                   ---------------

                    TOTAL DEBT OBLIGATIONS (Cost $541,150)                                919,273
                                                                                   ---------------

                    SHORT-TERM INVESTMENTS - 8.2%
                    Cash Equivalents - 8.2%
     41,830,578     The Boston Global Investment Trust (a)                             41,830,578
  $  49,600,000     Wachovia Bank Time Deposit, 5.63%, due 3/2/98                      49,600,000
                                                                                   ---------------
                                                                                       91,430,578
                                                                                   ---------------

                    TOTAL SHORT-TERM INVESTMENTS (Cost $91,430,578)                    91,430,578
                                                                                   ---------------

                    TOTAL INVESTMENTS - 103.2%
                    (Cost $1,008,985,023)                                           1,157,505,450

                    Other Assets and Liabilities (net) -  (3.2%)                      (36,344,226)
                                                                                   ---------------

                    TOTAL NET ASSETS - 100.0%                                    $  1,121,161,224
                                                                                   ===============


              See accompanying notes to the financial statements.             15

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

--------------------------------------------------------------------------------

           Notes to the Schedule of Investments:

           ADR     American Depositary Receipt
           GDR     Global Depository Receipt

           GBP     British Pounds
           HKD     Hong Kong Dollar
           JPY     Japanese Yen
           NZD     New Zealand Dollar


           (a)     Represents investment of security lending collateral
                   (Note 1).

           (b)     Bankrupt issuer.

           (c) Security is restricted as to public resale. The aggregate market value of restricted securities is $3,884,205 or .35% of net assets.

           144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

           * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.

16            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

--------------------------------------------------------------------------------

            At February 28, 1998, industry sector
            diversification of the Fund's investments
            (excluding short-term investments) was as
            follows:
                                                         Percentage of
            Industry Sector (Unaudited)                   Net Assets


            Banking                                         13.5 %
            Consumer Goods                                   8.4
            Insurance                                        6.5
            Telecommunications                               5.7
            Conglomerates                                    5.4
            Electronic Equipment                             5.3
            Oil and Gas                                      5.2
            Utilities                                        4.9
            Machinery                                        4.8
            Construction                                     4.7
            Real Estate                                      4.3
            Services                                         4.1
            Chemicals                                        3.6
            Retail Trade                                     3.5
            Automotive                                       3.3
            Health Care                                      3.0
            Food and Beverage                                2.7
            Metals and Mining                                2.0
            Computers                                        1.6
            Transportation                                   1.6
            Financial Services                               1.4
            Communications                                   1.0
            Paper and Allied Products                        0.9
            Textiles                                         0.4
            Aerospace                                        0.3
            Miscellaneous                                    1.9
                                                       ---------
                                                           100.0 %
                                                       =========

              See accompanying notes to the financial statements.             17

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
--------------------------------------------------------------------------------


Assets:
     Investments, at value (cost $1,008,985,023) (Note 1)        $     1,157,505,450
     Foreign currency, at value (cost $4,775,756) (Note 1)                 4,792,367
     Cash                                                                     70,394
     Receivable for investments sold                                      10,008,676
     Dividends and interest receivable                                       912,395
     Foreign withholding taxes receivable                                    743,908
     Receivable for expenses waived or borne by Manager (Note 2)             151,009
                                                                   ------------------

         Total assets                                                  1,174,184,199
                                                                   ------------------

Liabilities:
     Payable upon return of securities loaned (Note 1)                    41,830,578
     Payable for investments purchased                                    10,179,794
     Payable to affiliate for (Note 2):
         Management fee                                                      641,714
         Shareholder service fee                                             121,038
     Accrued expenses                                                        249,851
                                                                   ------------------

         Total liabilities                                                53,022,975
                                                                   ------------------

Net assets                                                       $     1,121,161,224
                                                                   ==================

Net assets consist of:
     Paid-in capital                                             $       977,911,429
     Distributions in excess of net investment income                       (343,662)
     Distributions in excess of net realized gain                         (4,941,071)
     Net unrealized appreciation                                         148,534,528
                                                                   ------------------

                                                                 $     1,121,161,224
                                                                   ==================
Net assets attributable to:
     Class II Shares                                             $        53,949,208
                                                                   ==================
     Class III Shares                                            $       847,427,349
                                                                   ==================
     Class IV Shares                                             $       219,784,667
                                                                   ==================

Shares outstanding:
     Class II                                                              4,460,629
                                                                   ==================
     Class III                                                            70,009,604
                                                                   ==================
     Class IV                                                             18,152,694
                                                                   ==================

Net asset value per share:
     Class II                                                    $             12.09
                                                                   ==================
     Class III                                                   $             12.10
                                                                   ==================
     Class IV                                                    $             12.11
                                                                   ==================


18            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)


Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment income:

     Dividends (net of foreign tax expense of $2,151,041)               $       18,850,954
     Interest (including security lending income of $370,217)                    4,656,131
                                                                          -----------------
         Total income                                                           23,507,085
                                                                          -----------------

Expenses:
     Management fee (Note 2)                                                     7,035,104
     Custodian fees                                                                810,268
     Audit fees                                                                     50,042
     Stamp duties and transfer taxes                                                12,573
     Transfer agent fees                                                            58,410
     Legal fees                                                                     18,407
     Registration fees                                                              10,689
     Trustees fee (Note 2)                                                           8,197
     Miscellaneous                                                                   6,900
     Fees waived or borne by Manager (Note 2)                                   (2,369,507)
                                                                          -----------------
                                                                                 5,641,083
     Shareholder service fee (Note 2)
         Class I                                                                    25,021
         Class II                                                                   62,048
         Class III                                                               1,311,907
         Class IV                                                                   22,912
                                                                          -----------------

         Net expenses                                                            7,062,971
                                                                          -----------------

             Net investment income                                              16,444,114
                                                                          -----------------

Realized and unrealized gain (loss):

         Net realized gain (loss) on:
             Investments                                                        (1,283,691)
             Foreign currency, forward contracts and foreign currency
                related transactions                                             2,625,319
                                                                          -----------------
                Net realized gain                                                1,341,628
                                                                          -----------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                       106,309,982
             Foreign currency, forward contracts and foreign currency
                related transactions                                                 6,703
                                                                          -----------------
                Net unrealized gain                                            106,316,685
                                                                          -----------------

         Net realized and unrealized gain                                      107,658,313
                                                                          -----------------
Net increase in net assets resulting from operations                    $      124,102,427
                                                                          =================

                See accompanying notes to the financial statements.           19

GMO Foreign Fund
(A Series of GMO Trust)


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


Increase (decrease) in net assets:                                         Year Ended          Period Ended
Operations:                                                            February 28, 1998    February 28, 1997 *
                                                                      ------------------   --------------------
      Net investment income                                         $        16,444,114   $          4,998,592
      Net realized gain (loss)                                                1,341,628             (3,379,420)
      Change in net unrealized appreciation (depreciation)                  106,316,685             42,217,843
                                                                      ------------------    -------------------

      Net increase in net assets resulting from operations                  124,102,427             43,837,015
                                                                      ------------------    -------------------

Distributions to shareholders from:
      Net investment income
          Class I                                                              (265,008)               (32,692)
          Class II                                                             (647,192)               (86,399)
          Class III                                                         (18,851,879)            (4,439,981)
                                                                      ------------------    -------------------
          Total distributions from net investment income                    (19,764,079)            (4,559,072)
                                                                      ------------------    -------------------

Distributions to shareholders from:
      Net realized gains
          Class I                                                                (5,149)             -
          Class II                                                              (12,389)             -
          Class III                                                            (348,959)             -
                                                                      ------------------    -------------------
          Total distributions from net realized gains                          (366,497)             -
                                                                      ------------------    -------------------

Net share transactions:  (Note 5)
          Class I                                                            (4,265,890)             4,554,323
          Class II                                                           26,425,821             21,186,399
          Class III                                                          98,158,725            633,658,060
          Class IV                                                          198,193,992              -
                                                                      ------------------    -------------------
      Increase in net assets resulting from net share transactions          318,512,648            659,398,782
                                                                      ------------------    -------------------

      Total increase in net assets                                          422,484,499            698,676,725


Net assets:
      Beginning of period                                                   698,676,725              -
                                                                      ------------------    -------------------

      End of period (including distributions in excess of net
          investment income of $343,662 and $76,274, respectively)  $     1,121,161,224   $        698,676,725
                                                                      ==================    ===================

* Period from June 28, 1996 (commencement of operations) to February 28, 1997.

20             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                         Period from March 1, 1997      Period Ended
                                                            to January 9, 1998       February 28, 1997 *
                                                          ---------------------     ---------------------
Net asset value, beginning of period                       $        10.65             $         9.88
                                                            -------------              -------------

Income from investment operations:
  Net investment income                                              0.18(d)                    0.06
  Net realized and unrealized gain                                   0.28                       0.78
                                                            -------------              -------------

         Total from investment operations                            0.46                       0.84
                                                            -------------              -------------
Less distributions to shareholders from:
     Net investment income                                          (0.22)                     (0.07)
     Net realized gains                                             (0.00)(f)                     --
                                                            -------------              -------------
         Total distributions                                        (0.22)                     (0.07)
                                                            -------------              -------------

Net asset value, end of period                             $        10.89(e)          $        10.65
                                                            =============              =============

Total Return (a)                                                    4.31%                      8.53%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                     $           --             $        4,891
     Net expenses to average
         daily net assets                                           0.88%**                    0.89%**(b)
     Net investment income to average
         daily net assets                                           1.82%**                    0.98%**
     Portfolio turnover rate                                          19%                        13%
     Average broker commission rate per equity share (c)   $       0.0153             $       0.0204
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                    $         0.03             $         0.02

* Period from July 10, 1996 (commencement of operations) to February 28, 1997. ** Annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets for the period ended February 28, 1997.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.
(d) Computed using average shares outstanding throughout the period.
(e) All Class I shares of the Fund were exchanged for Class II shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
(f) The per share realized gain distribution was $0.004.

               See accompanying notes to the financial statements.            21

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                     Year Ended               Period Ended
                                                                 February 28, 1998         February 28, 1997 *
                                                                --------------------       --------------------
Net asset value, beginning of period                           $             10.65        $              10.02
                                                                --------------------       --------------------
Income from investment operations:
  Net investment income                                                       0.18 (d)                    0.06
  Net realized and unrealized gain                                            1.48                        0.65
                                                                --------------------       --------------------

         Total from investment operations                                     1.66                        0.71
                                                                --------------------       --------------------

Less distributions to shareholders from:
     Net investment income                                                   (0.22)                      (0.08)
     Net realized gains                                                      (0.00)(e)                      --
                                                                --------------------       --------------------
         Total distributions                                                 (0.22)                      (0.08)
                                                                --------------------       --------------------

Net asset value, end of period                                 $             12.09        $              10.65
                                                                ====================       ====================

Total Return (a)                                                            15.94%                       7.08%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                         $            53,949        $             21,957
     Net expenses to average
         daily net assets                                                    0.82%                       0.84% **(b)
     Net investment income to average
         daily net assets                                                    1.60%                       0.83% **
     Portfolio turnover rate                                                   19%                         13%
     Average broker commission rate per equity share (c)       $            0.0153        $             0.0204
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                        $              0.03        $               0.02

* Period from September 30, 1996 (commencement of operations) to February 28, 1997.
**  Annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets for the period ended February 28, 1997.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.
(d) Computed using average shares outstanding throughout the period.
(e) The per share realized gain distribution was $0.004.

22             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                    Year Ended                   Period Ended
                                                                February 28, 1998            February 28, 1997 *
                                                               ---------------------         ---------------------
Net asset value, beginning of period                          $               10.66         $               10.00
                                                               ---------------------         ---------------------
Income from investment operations:
  Net investment income                                                        0.21 (d)                      0.08
  Net realized and unrealized gain                                             1.45                          0.66
                                                               ---------------------         ---------------------

         Total from investment operations                                      1.66                          0.74
                                                               ---------------------         ---------------------

Less distributions to shareholders from:
     Net investment income                                                    (0.22)                        (0.08)
     Net realized gains                                                       (0.00)(e)                         -
                                                               ---------------------         ---------------------
         Total distributions                                                  (0.22)                        (0.08)
                                                               ---------------------         ---------------------

Net asset value, end of period                                $               12.10         $               10.66
                                                               =====================         =====================

Total Return (a)                                                             15.95%                         7.37%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                        $             847,427         $             671,829
     Net expenses to average
         daily net assets                                                     0.75%                         0.76% **(b)
     Net investment income to average
         daily net assets                                                     1.80%                         1.24% **
     Portfolio turnover rate                                                    19%                           13%
     Average broker commission rate per equity share (c)      $             0.0153          $             0.0204
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                       $               0.03          $               0.02

* Period from June 28, 1996 (commencement of operations) to February 28, 1997. ** Annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets for the period ended February 28, 1997.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.
(d) Computed using average shares outstanding throughout the period.
(e) The per share realized gain distribution was $0.004.

              See accompanying notes to the financial statements.             23

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                        Period from January 9, 1998
                                                        (commencement of operations)
                                                           to February 28, 1998
                                                           --------------------
Net asset value, beginning of period                        $         10.90
                                                             --------------
Income from investment operations:
  Net investment income                                                   - (c)
  Net realized and unrealized gain                                     1.21
                                                             --------------

      Total from investment operations                                 1.21
                                                             --------------


Net asset value, end of period                              $         12.11
                                                             ==============

Total Return (a)                                                     11.10%


Ratios/Supplemental Data:

      Net assets, end of period (000's)                     $       219,785
      Net expenses to average
          daily net assets                                             0.69 *
      Net investment income to average
          daily net assets                                            0.26% *
      Portfolio turnover rate                                           19%
      Average broker commission rate per equity share (b)   $        0.0153
      Fees and expenses voluntarily waived or borne by
          the Manager consisted of the following per
          share amount:                                     $      (d)

*   Annualized.
(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) The average broker commission rate will vary depending on the markets in which trades are executed.
(c) Net investment income earned was less than $.01 per share. Computed using average shares outstanding throughout the period.
(d) Fees or expenses voluntarily waived or borne by the manager were less than $.01 per share.

24             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund commenced operations on June 28, 1996 subsequent to a transaction involving the reorganization of the GMO International Equities Pool of The Common Fund for Nonprofit Organizations (the "GMO Pool"). The GMO Pool was discontinued and its net assets distributed pro rata to the unitholders of the GMO Pool as a liquidating distribution. Such net assets were immediately thereafter transferred by the unitholders to the Fund in exchange for shares of the Fund. The portfolio of the Fund on June 28, 1996 was the same as the portfolio of the GMO Pool prior to the transfer.

     The Fund seeks maximum total return through investment primarily in equity securities of non-U.S. issuers.

     At the beginning of the fiscal year the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class II shares. Additionally, Class IV shares commenced operations on January 9, 1998.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no open forward currency contracts as of February 28, 1998.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998 the Fund loaned securities having a market value of $39,067,463 collateralized by cash in the amount of $41,830,578 which was invested in a short-term instrument.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
 Distributions in Excess of     Distributions in Excess of
     Net Investment Income            Net Realized Gain         Paid-in Capital
----------------------------   -----------------------------   -----------------
          $3,052,577                    ($3,052,577)                   -

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .60% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $8,197. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998 aggregated $484,290,643 and $163,395,052, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                     Gross Unrealized     Gross Unrealized      Net Unrealized
  Aggregate Cost       Appreciation         Depreciation         Appreciation
 -----------------  -------------------  -------------------   ----------------
  $1,014,608,048       $222,372,914         ($79,475,512)        $142,897,402

4.   Principal shareholder

     At February 28, 1998, 11.88% of the outstanding shares of the Fund were held by one shareholder.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                              Period from July 10, 1996
                                         Period from March 1, 1997           (commencement of operations)
                                            to January 9, 1998                   to February 28, 1997
                                    ------------------------------------   -------------------------------
   Class I:                             Shares             Amount              Shares           Amount
                                    ---------------   ------------------   --------------    -------------
   Shares sold                           826,358      $     9,729,112           455,993      $   4,521,631
   Shares issued to shareholders in
   reinvestment of distributions
                                          24,544              270,157             3,119             32,692
   Shares repurchased                 (1,310,014)         (14,265,159)            -                  -
                                    ---------------    -----------------   --------------     ------------
   Net increase / (decrease)            (459,112)     $    (4,265,890)          459,112      $   4,554,323
                                    ===============    =================   ==============     ============


                                                                         Period from September 30, 1996
                                            Year Ended                    (commencement of operations)
                                         February 28, 1998                     to February 28, 1997
                                -----------------------------------   -----------------------------------
  Class II:                         Shares              Amount            Shares               Amount
                                ---------------    ----------------   ---------------      --------------
  Shares sold                       2,339,569      $     25,766,240      2,052,856         $   21,100,000
  Shares issued to
  shareholders in reinvestment
  of distributions                     59,960               659,581          8,244                 86,399

  Shares repurchased                    -                    -               -                      -
                                ---------------     ---------------   ---------------       --------------
  Net increase                      2,399,529      $     26,425,821      2,061,100         $   21,186,399
                                ===============     ===============   ===============       ==============


GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------


                                                                                           Period from June 28, 1996
                                                      Year Ended                          (commencement of operations)
                                                   February 28, 1998                          to February 28, 1997
                                      --------------------------------------------   --------------------------------------
   Class III:                               Shares                 Amount                 Shares                Amount
                                      -------------------   ----------------------   -----------------    -----------------
   Shares sold                              29,233,963    $        347,802,219          64,118,750      $     644,703,588
   Shares issued to shareholders in
   reinvestment of distributions
                                               851,431               9,367,832             167,499              1,757,065
   Shares repurchased                      (23,128,254)           (259,011,326)         (1,233,785)           (12,802,593)
                                      ------------------    --------------------     ---------------      -----------------
   Net increase                              6,957,140    $         98,158,725          63,052,464      $     633,658,060
                                      ==================    ====================     ===============      =================


                                                                                        Period from January 9, 1998
                                                                                       (commencement of operations)
                                                                                           to February 28, 1998
                                                                                ------------------------------------------
   Class IV:                                                                          Shares                 Amount
                                                                                -------------------   --------------------
   Shares sold                                                                        18,491,750    $        202,184,682
   Shares issued to shareholders in
   reinvestment of distributions                                                         -                       -
   Shares repurchased                                                                   (339,056)             (3,990,690)
                                                                                ------------------    --------------------
   Net increase                                                                       18,152,694    $        198,193,992
                                                                                ==================    ====================


GMO Foreign Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------
      For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 1.51% of distributions as net capital gain dividends.

GMO Foreign Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. Jui Lai and Ms. Ann Spruill are responsible for the management of the GMO International Active Division. Mr. Jui and Ms. Spruill have been portfolio managers with GMO for ten and eight years, respectively. The GMO Foreign Fund is managed on a geographic basis by Ms. Spruill, Mr. Lai, Mr. Hoyt Ludington, Mr. Richard Mattione and Mr. Joshua Rosenthal.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

For the fiscal year ended February 28, 1998, the Class III shares of the GMO Foreign Fund returned 16.0%, outperforming its EAFE benchmark by 0.5% after fees. Stock selection more than accounted for the outperformance, as country selection was negative; there was also a small boost from hedging.

Seventeen of the twenty-one equity markets within the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index posted positive returns in local currencies over the past twelve months. The four exceptions were all in Asia: Japan, Singapore, Hong Kong and Malaysia. However, while the S&P 500 returned 35%, the EAFE Index returned only 15.5%. EAFE's lower return was the result of three major influences -- the strong dollar, a small decline in the Japanese stock market, and substantial weakness in the other Asian markets. Stripping out the effects of the strong dollar and the weakness in Japan and Asia, the EAFE index excluding the four Asian markets returned 40.5% in local terms over this period. In dollar terms that same group returned 34.7%, nearly matching the return of the S&P 500.

Nine of the twenty-one EAFE markets outperformed the S&P 500 in local terms. However, once adjusted into U.S. dollars, only six countries posted a return higher than that of the S&P 500. Portugal did best, with a return of 61.5%, but most of that came before its inclusion in the index in December 1997. Of those markets in the EAFE index for the full year, Spain did best with a return of 61.1%.

The major influence on the Foreign Fund's return was the decline in the Japanese stock market. That market had the worst performance among the major developed country markets, falling by 8.4% in dollar terms over the past fiscal year. Our country selection benefited as we were underweight in Japan throughout the year, having started the fiscal year with a Japanese weight of 22.2% in the GMO Foreign Fund, against the benchmark EAFE weight of 30.2%. Our stock selections were slanted away from the financial companies and toward the exporters, which had a further positive influence on our returns.

Another key influence on the Foreign Fund's return was the weakness in other Asian markets. Excess capital spending, financial leverage, and dependence on foreign debt caused a once-in-a-decade meltdown in currency and stock markets throughout the region. Only three of the countries - Hong Kong, Singapore and Malaysia - are in the EAFE index, but they fell sharply, with declines in dollar terms of 19%, 28.5%, and 60.1%, respectively. We were helped by our lower aggregate weight of 4.8% in these markets, against 8% in the EAFE benchmark. We had no exposure at all to Malaysia until prices had fallen to levels that in our opinion reflected value.

We are currently at a weight of 19.0% in Japan. This is 5.1% underweight relative to the benchmark. On balance we are slightly more negative on Japan than was the case a year ago. Japan's statistical positives are numerous: the long-term underperformance of the market, a weak currency, its recent attractiveness on the price-to-book ratio, and an ROE that seems considerably below what could be accomplished. There are even stronger negatives, however. First, most of the truly cheap stocks available in Japan a year ago did substantially outperform the market during the past fiscal year, so there are very few bargains available on a global comparison derived from earnings rather than book value. Second, Japanese management still shows little interest in taking the truly radical measures necessary to boost earnings, rather than the more modest measures that at best allow short-term survival. We are currently most overweight in Spain, Belgium, Germany and Hong Kong.

Currency Hedging

Currency hedging added 40 basis points to our total return over the past fiscal year. All of this was due to a hedge of the Korean won implemented in November 1997 and closed out in February 1998.

Our policy is generally to be unhedged, recognizing that in doing so we achieve the desired exposure to the underlying real assets (the business operations). However, to protect the dollar value of our investments, we will on occasion hedge out a particular currency, either because it is significantly overvalued or because the currency seems at risk due to unfavorable economic developments. After the end of the fiscal year we hedged our 0.3% exposure to the Malaysian ringgit.

Emerging Markets

Emerging markets have grown considerably in recent years in terms of the number of investable markets and the number of stocks listed, although the sharp setback last year in a number of the markets reduced market capitalization. Our investments in emerging markets have been on an opportunistic stock-picking basis using GMO's traditional long-term value investment philosophy. Our policy is to invest from 0% to 10% of the portfolio in emerging markets, subject to stock selection opportunities and attractive valuations relative to the developed markets. At the end of the fiscal year only 2.2% of the GMO Foreign Fund was invested in emerging markets, with Russia and Korea still comprising the majority of the emerging exposure. Because of the extremely weak performance of emerging markets, our exposure to emerging markets diminished our returns by 146 basis points during the past fiscal year, and thus reduced the amount by which the Fund beat the EAFE index.

Outlook

The Foreign Fund is managed with a long-term investment horizon and consequent low turnover. We typically buy company stocks at relatively low price-to-earnings, low price-to-cash flow, and low price-to-book or asset ratios. Currently the Foreign Fund stands at a discount to the market on all of these ratios as well as a premium on yield.

We believe that this is an opportune time to invest in foreign markets. In Europe we see an increasing number of companies starting to adopt a more positive attitude to shareholder value which, in line with the U.S. experience, should be good for returns. In much of Asia there has been a return to realistic valuations. Furthermore, the relative inefficiencies of foreign markets should allow us to achieve superior returns.


The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Foreign Fund

           Comparison of Change in Value of a $10,000 Investment in GMO Foreign Fund Class III Shares and the MSCI EAFE Index
                            As of February 28, 1998

               -------------------------------------------------
                          Average Annual Total Return
               -------------------------------------------------
                                                      Since
                  1 Year     5 Year     10 Year     Inception
               -------------------------------------------------
        Class                                        9/30/96
         II        15.9%      n/a         n/a         18.7%
               -------------------------------------------------
        Class
         III       16.0%     16.7%       12.7%         n/a
               -------------------------------------------------
        Class                                        1/9/98
         IV         n/a       n/a         n/a         11.1%
               -------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                       GMO Foreign Fund         MSCI EAFE
     Date              Class III Shares           Index
---------------        ----------------         ---------

    2/29/88                $10,000               $10,000
    2/28/89                $12,365               $12,084
    2/28/90                $14,759               $11,695
    2/28/91                $15,429               $11,426
    2/29/92                $15,832               $10,577
    2/28/93                $15,278               $10,140
    2/28/94                $22,070               $14,113
    2/28/95                $21,421               $13,485
    2/29/96                $25,553               $15,757
    2/28/97                $28,579               $16,268
    2/28/98                $33,137               $18,784

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class IV and Class II shares may vary due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO Global Properties Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Global Properties Fund (A Series of GMO Trust)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Properties Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO Global Properties Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


     Shares         Description                                                     Value ($)
--------------------------------------------------------------------------------------------------
                 REAL ESTATE INVESTMENTS - 97.5%
                 Canada - 11.4%
      13,700     Brookfield Properties Corp                                               228,630
      40,000     Burcon Properties Ltd *                                                  414,573
      10,000     Cambridge Shopping Centres Ltd                                           104,346
       9,000     Canadian Hotel Income Properties                                          59,762
      10,000     Oxford Properties Group *                                                240,312
       4,000     Trizec Hahn Corp (Sub-Voting)                                             98,250
                                                                                  ----------------
                                                                                        1,145,873
                                                                                  ----------------
                 France - 11.0%
       2,665     Klepierre                                                                407,021
       1,357     Silic                                                                    209,703
      11,500     Sophia SA                                                                487,252
                                                                                  ----------------
                                                                                        1,103,976
                                                                                  ----------------
                 Hong Kong - 5.5%
      35,000     Cheung Kong Holdings                                                     245,237
      30,000     Great Eagle Holdings Ltd                                                  44,172
      30,000     Sun Hung Kai Properties Ltd                                              224,734
     115,000     Tai Cheung Holdings Ltd                                                   39,361
                                                                                  ----------------
                                                                                          553,504
                                                                                  ----------------
                 Japan - 7.6%
       8,000     Daibiru Corp                                                              65,859
       5,000     Hankyu Realty Co Ltd                                                      29,288
      10,000     Heiwa Real Estate Co Ltd                                                  41,954
       5,000     Keihanshin Real Estate                                                    23,352
      26,000     Mitsubishi Real Estate Co Ltd                                            290,192
      13,000     Mitsui Fudosan Co Ltd                                                    139,951
       7,000     Sankei Building Co Ltd                                                    24,990
      11,000     Sumitomo Realty and Development Co Ltd                                    72,706
       6,000     TOC Co Ltd                                                                57,943
       5,000     Tokyo Rakutenchi                                                          14,763
                                                                                  ----------------
                                                                                          760,998
                                                                                  ----------------
                 Netherlands - 16.9%
      65,000     Breevast NV                                                              571,610
      16,880     German City Estates NV (Bearer)                                          217,716
      11,586     Nagron National                                                          275,662
       8,500     Vastned (Offices) NV                                                     321,836
       2,700     Vastned Retail NV                                                        148,531
       5,896     VIB NV                                                                   161,309
                                                                                  ----------------
                                                                                        1,696,664
                                                                                  ----------------
                 New Zealand - 9.7%
     500,000     Trans Tasman Properties                                                  205,328
   1,736,363     Trans Tasman Properties Ltd                                              774,164
                                                                                  ----------------
                                                                                          979,492
                                                                                  ----------------

              See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


     Shares         Description                                                     Value ($)
--------------------------------------------------------------------------------------------------
                 Singapore - 0.9%
      25,000     DBS Land Ltd                                                              38,711
      20,000     Singapore Land Ltd                                                        56,015
                                                                                  ----------------
                                                                                           94,726
                                                                                  ----------------
                 United Kingdom - 9.4%
     750,000     Hemingway Properties Plc                                                 580,391
     150,000     Nursing Home Properties                                                  361,818
                                                                                  ----------------
                                                                                          942,209
                                                                                  ----------------
                 United States - 25.1%
       6,000     Arden Realty Group Inc                                                   171,375
       2,500     Avalon Properties                                                         71,874
       4,500     Bedford Properties Investments Inc                                        88,313
       3,000     Boston Properties Inc                                                    102,000
       3,000     Bradley Real Estate Inc                                                   64,313
       2,000     Brandywine Realty Trust                                                   47,250
       4,000     Crescent Real Estate Equities                                            136,250
       4,500     Eastgroup Properties Inc                                                  91,125
       5,000     Felcor Suite Hotels Inc                                                  179,375
       2,500     First Industrial Realty Trust Inc                                         90,313
       3,000     Gables Residential Trust                                                  79,313
       2,000     Glimcher Realty Trust                                                     45,000
       8,000     Host Marriott Corp *                                                     158,500
       1,000     HRE Properties                                                            18,625
       2,000     Mills Corp                                                                53,375
       2,000     Parkway Properties Inc                                                    65,250
       5,498     Patriot American Hospitality Preferred                                   137,450
       3,500     Prentiss Properties Trust                                                 93,406
       6,000     Reckson Associates Realty Corp                                           151,125
       2,812     Security Capital Atlantic Inc                                             59,052
         349     Security Capital Group Inc Class B Warrants 9/18/98 *                      1,287
       2,857     Security Capital Pacific Trust                                            65,532
       4,000     Simon DeBartolo Group Inc                                                123,500
       3,000     Smith (Charles E) Residential Realty                                      99,000
       3,000     Starwood Hotels & Resorts                                                169,688
       5,000     Urban Shopping Centers Inc                                               166,875
                                                                                  ----------------
                                                                                        2,529,166
                                                                                  ----------------

                 TOTAL REAL ESTATE INVESTMENTS (Cost $9,834,115)                        9,806,608
                                                                                  ----------------

2             See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


   Par Value     Description                                                     Value ($)
--------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 2.0%
                 Cash Equivalents - 2.0%
$    200,000     First National Bank of Chicago Time Deposit, 5.60%, due 3/2/98           200,000
                                                                                  ----------------

                 TOTAL SHORT-TERM INVESTMENTS (Cost $200,000)                             200,000
                                                                                  ----------------

                 TOTAL INVESTMENTS - 99.5%
                 (Cost $10,034,115)                                                    10,006,608

                 Other Assets and Liabilities (net) -  0.5%                                54,451
                                                                                  ----------------

                 TOTAL NET ASSETS - 100.0%                                      $      10,061,059
                                                                                  ================

       Notes to the Schedule of Investments:

       * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.


              See accompanying notes to the financial statements.              3

GMO Global Properties Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
--------------------------------------------------------------------------------

Assets:
     Investments, at value (cost $10,034,115) (Note 1)         $     10,006,608
     Foreign currency, at value (cost $109,297)                         108,358
     Cash                                                                14,328
     Dividends and interest receivable                                    3,351
     Foreign withholding taxes receivable                                 3,949
                                                                ----------------

         Total assets                                                10,136,594
                                                                ----------------

Liabilities:
     Payable to affiliate for (Note 2):
         Management fee                                                   5,740
         Shareholder service fee                                          1,148
     Accrued expenses and other liabilities                              68,647
                                                                ----------------

         Total liabilities                                               75,535
                                                                ----------------

Net assets                                                     $     10,061,059
                                                                ================

Net assets consist of:
     Paid-in capital                                           $      9,981,711
     Distributions in excess of net investment income                  (111,901)
     Accumulated undistributed net realized gain                        219,695
     Net unrealized depreciation                                        (28,446)
                                                                ----------------

                                                               $     10,061,059
                                                                ================

Net assets attributable to Class III Shares                    $     10,061,059
                                                                ================

Shares outstanding - Class III                                          992,142
                                                                ================

Net asset value per share - Class III                          $          10.14
                                                                ================


4              See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)


Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment income:
     Dividends (net of foreign tax expense of $14,213)                  $     275,629
     Interest                                                                 154,424
                                                                          ------------
         Total income                                                         430,053
                                                                          ------------

Expenses:
     Management fee (Note 2)                                                   74,657
     Custodian fees                                                            67,776
     Transfer agent fees                                                       29,867
     Audit fees                                                                20,169
     Legal fees                                                                12,233
     Trustees fee (Note 2)                                                         90
     Fees waived or borne by Manager (Note 2)                                 (77,290)
                                                                          ------------
                                                                              127,502
     Shareholder service fee - Class III (Note 2)                              14,931
                                                                          ------------
         Net expenses                                                         142,433
                                                                          ------------
             Net investment income                                            287,620
                                                                          ------------

Realized and unrealized gain (loss):
         Net realized gain (loss) on:
             Investments                                                       90,805
             Foreign currency and foreign currency related transactions        (4,151)
                                                                          ------------
                    Net realized gain                                          86,654
                                                                          ------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                       16,578
             Foreign currency and foreign currency related transactions          (939)
                                                                          ------------
                    Net unrealized gain                                        15,639
                                                                          ------------
         Net realized and unrealized gain                                     102,293
                                                                          ------------

Net increase in net assets resulting from operations                    $     389,913
                                                                          ============

               See accompanying notes to the financial statements.             5

GMO Global Properties Fund
(A Series of GMO Trust)


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------


                                                                             Year Ended            Period Ended
                                                                         February 28, 1998      February 28, 1997 *
                                                                        -------------------     -------------------
Increase (decrease) in net assets:
Operations:
      Net investment income                                             $         287,620      $          42,303
      Net realized gain (loss)                                                     86,654                 (1,952)
      Change in net unrealized appreciation (depreciation)                         15,639                (44,085)
                                                                        ------------------     ------------------

      Net increase (decrease) in net assets resulting from operations             389,913                 (3,734)
                                                                        ------------------     ------------------

Distributions to shareholders from:
      Net investment income - Class III                                          (306,831)                     -
                                                                        ------------------     ------------------

Net share transactions - Class III (Note 5)                                       513,622              9,468,089
                                                                        ------------------     ------------------

      Total increase in net assets                                                596,704              9,464,355


Net assets:
      Beginning of period                                                       9,464,355                      -
                                                                        ------------------     ------------------

      End of period (including distributions in excess of net
          investment income of $111,901 and accumulated
          undistributed net investment income of $40,351,
          respectively)                                                 $      10,061,059      $       9,464,355
                                                                        ==================     ==================

*     Period from December 20, 1996 (commencement of operations) to February 28,
      1997.

6              See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)


Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------------------------------------------

                                                         Year Ended                 Period Ended
                                                      February 28, 1998           February 28, 1997 *
                                                     --------------------        --------------------
Net asset value, beginning of period                $               10.06        $              10.00
                                                     --------------------        --------------------

Income from investment operations:
     Net investment income                                           0.30                        0.04
     Net realized and unrealized gain                                0.10                        0.02(c)
                                                     --------------------        --------------------
         Total from investment operations                            0.40                        0.06
                                                     --------------------        --------------------

Less distributions to shareholders:
     From net investment income                                     (0.32)                         --
                                                     --------------------        --------------------

Net asset value, end of period                      $               10.14       $               10.06
                                                     ====================        ====================

Total Return (a)                                                     4.07%                       0.60%


Ratios/Supplemental Data:

     Net assets, end of period (000's)              $              10,061       $               9,464
     Net expenses to average
         daily net assets                                            1.43%                       1.98%**
     Net investment income to average
         daily net assets                                            2.89%                       2.39%**
     Portfolio turnover rate                                           15%                          0%
     Average broker commission rate (b)             $              0.0158       $              0.0062
     Fees and expenses voluntarily waived or
         borne by the Manager consisted of
         the following per share amounts:           $                0.08       $                0.05


*   Period from December 20, 1996 (commencement of operations) to February 28,
    1997.

**  Annualized.

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) The average broker commission rate will vary depending on the markets in which trades are executed.

(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended February 28, 1997 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

                See accompanying notes to the financial statements.            7

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Global Properties Fund (the "Fund"), which commenced operations on December 20, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks long-term capital growth primarily through investment in securities of issuers throughout the world which are engaged in or related to the real estate industry or which own significant real estate assets.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II, and Class III. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements  - continued

--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements  - continued

--------------------------------------------------------------------------------
    Distributions in            Accumulated
     Excess of Net           Undistributed Net
   Investment Income           Realized Gain                Paid-in Capital
-----------------------    ------------------------    -------------------------

       ($133,041)                $133,041                          -

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of its interest in the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .60% of the amount invested. In the case of cash redemptions, the fee is .30% of the amount redeemed. All purchase premiums and redemption fees are paid to and are recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $1,461 in purchase premiums and no redemption fees. There is no premium for reinvested distributions.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements  - continued

--------------------------------------------------------------------------------

     Investment risks
     There are certain additional risks involved in investing in real-estate related securities rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate values and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Additionally, there are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .60% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $90. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements  - continued

--------------------------------------------------------------------------------
3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $7,465,951 and $1,106,058, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:


                      Gross Unrealized     Gross Unrealized     Net Unrealized
  Aggregate Cost        Appreciation         Depreciation        Depreciation
------------------  -------------------- -------------------  ------------------
   $10,165,897            $703,464             $862,753            $159,289


4.   Principal shareholder

     At February 28, 1998, 70.7% of the outstanding shares of the Fund were held by one shareholder, who is an affiliate of the Manager.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums and redemption fees received by the Fund, were as follows:


    Class III:                                                              Period from December 20, 1996
                                       Year Ended                           (commencement of operations)
                                    February 28, 1998                            to February 28, 1997
                       ------------------------------------------    ------------------------------------------
                             Shares                Amount                 Shares                 Amount
                       ------------------    --------------------    ----------------     ---------------------
    Shares sold                   24,144   $             243,500             940,343    $            9,468,089
    Shares issued  to
    shareholders
    in reinvestment of
    distributions                 27,655                 270,122                -                         -
    Shares
    repurchased                     -                       -                   -                         -

                       ------------------    --------------------    ----------------     ---------------------
    Net increase                  51,799   $             513,622             940,343    $            9,468,089
                       ==================    ====================    ================     =====================

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements  - continued

--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income.

GMO Global Properties Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. Eyk Van Otterloo and Mr. Wilson Magee are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Van Otterloo has been with GMO since its founding in 1977. Mr. Magee joined GMO in January 1997 following 15 years of experience in the real estate industry.

Management Discussion and Analysis of Performance
-------------------------------------------------

The Class III shares of the Global Properties Fund (GPF) returned 4.0% during the twelve months ended February 28, 1998. During the same period, the Salomon Brothers World Property Equity Index and the Global Property Research/LIFE Global Property Index returned -8.2% and -11.0%, respectively, and the MSCI World Equity Index returned 23.9%.

Most significant in terms of value-added were country allocations. The most significant country allocations included a large overweighting in Canadian property stocks and the absence of fund holdings, until December 1997, in Hong Kong, Singapore and emerging Asia. Foreign exchange added modest value, although the Fund did not employ any currency hedges during the fiscal year. Stock selection added value overall and was positive in seven of the ten countries in which the Fund invested.

Security Selection

Property stocks are selected using a three-tier process. First, property markets are analyzed to identify prospective fundamental trends that affect each property type within the context of macroeconomic trends that are particularly meaningful to property investment, namely interest rate changes, inflation, real GDP growth, and demographics. Second, country allocations are established utilizing our country models of relative real estate and (real estate) securities index values. Initial currency hedging strategies are also established. Finally, fundamental securities analysis is employed to select securities of undervalued companies.

Outlook

The outlook for property stocks varies by country. We remain positive on Canada due to attractive valuations of high quality property companies and a property cycle that lags that of the United States where we think property trends continue to be positive. In Europe, France, Netherlands and Sweden are recovering markets with improving prospects for property companies. We have become more cautious about the soaring UK property market. Despite the steep decline in prices for property companies in Asia, our outlook is not for a rapid recovery as supplies of most property types are quite excessive. We are particularly cautious about property equities in emerging Asian markets such as Thailand, Malaysia and Indonesia, where companies borrowed liberally in US dollars. We remain optimistic about the long-term outlook for property companies with significant commercial exposure in Japan.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Global Properties Fund

           Comparison of Change in Value of a $10,000 Investment in GMO Global Properties Fund Class III Shares and the Salomon Brothers
                     World Equity Property Industry Index
                            As of February 28, 1998

       -----------------------------
        Average Annual Total Return
       -----------------------------
                         Since
                       Inception
          1 Year       12/20/96
       -----------------------------
   Class
    III     3.1%           3.2%
       -----------------------------


                           [LINE GRAPH APPEARS HERE]


                             GMO Global            Salomon BMI
             Date          Properties Fund         World Index
             ----          ---------------         -----------

           12/20/96           $ 9,940                $10,000
            2/28/97           $10,000                $10,413
            2/28/98           $10,375                $ 9,553


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 60 bp on the purchase and 30 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Information is unaudited.

GMO Evolving Countries Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Evolving Countries Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Evolving Countries Fund at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period August 29, 1997 (commencement of operations) through February 28, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 20, 1998

GMO Evolving Countries Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                                                    Value ($)
-------------------------------------------------------------------------------------------------------------
                 STOCK AND EQUIVALENTS - 90.3%
                 Argentina - 0.8%
       14,800    Banco Frances del Rio de la Plata SA                                               147,334
        3,000    YPF SA ADR                                                                          94,875
        2,900    YPF SA Class D                                                                      92,266
                                                                                             ---------------
                                                                                                    334,475
                                                                                             ---------------
                 Brazil - 8.5%
    1,953,911    Banco Bradesco Receipts*                                                            16,597
   22,791,000    Electrobras Class B Preferred (Registered)                                       1,068,817
      540,000    Itaubanco SA Preferred (Registered)                                                319,179
      172,838    Souza Cruz (Registered)                                                          1,506,397
        3,900    Telebras ADR                                                                       477,506
                                                                                             ---------------
                                                                                                  3,388,496
                                                                                             ---------------
                 Chile - 7.5%
       13,800    Chilectra SA ADR                                                                   339,894
       30,100    Chilgener ADR                                                                      722,400
       24,600    Compania de Telefones de Chile ADR                                                 673,425
       14,800    Embotelladora Andina ADR Class A                                                   310,800
       26,800    Empresa Natl de Electricidad ADR                                                   494,125
       41,000    Quinenco SA ADR*                                                                   440,750
                                                                                             ---------------
                                                                                                  2,981,394
                                                                                             ---------------
                 Colombia - 1.3%
        6,600    Banco Ganadero SA ADR                                                              231,000
       22,600    Banco Industrial Colombia ADR                                                      265,550
                                                                                             ---------------
                                                                                                    496,550
                                                                                             ---------------
                 India - 8.7%
        5,250    Bajaj Auto Ltd GDR (Registered)*                                                   103,688
        6,800    ITC Ltd                                                                            114,313
       20,000    ITC Ltd GDR* (a)                                                                   555,000
       30,000    Larsen & Toubro GDR                                                                393,750
      119,000    Mahanagar Telephone                                                                788,696
       12,000    Mahanagar Telephone GDR 144A*                                                      204,000
       43,500    Mahindra & Mahindra GDR 144A                                                       368,663
       28,700    Reliance Industries GDR (Registered)                                               248,255
       65,000    Satyam Computer Service                                                            339,123
       15,600    State Bank of India GDR (Registered)                                               309,660
       13,000    Steel Authority of India GDR                                                        32,825
                                                                                             ---------------
                                                                                                  3,457,973
                                                                                             ---------------
                 Indonesia - 1.2%
      264,000    Aneka Tambang*                                                                      46,983
      385,000    Astra International                                                                 72,867
      377,000    Barito Pacific Timber                                                               85,198
      101,000    HM Sampoerna                                                                        58,203
      447,000    Indah Kiat Pulp & Paper                                                             98,492
       41,500    International Nickel                                                                46,893
      158,000    Telekomunikasi Indonesia                                                            62,486
                                                                                             ---------------
                                                                                                    471,122
                                                                                             ---------------

              See accompanying notes to the financial statements.              1

GMO Evolving Countries Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------
                 Israel - 4.5%
       46,000    Bank Hapoalim                                                                      107,695
      229,000    Bank Leumi Le Israel                                                               388,520
        7,900    Formula Systems Ltd*                                                               240,506
       40,100    Makhteshim Chemicals Works Ltd*                                                    308,836
        8,050    Supersol Ltd ADR                                                                   126,788
        7,000    Tadiran Ltd ADR                                                                    280,000
        8,100    Teva Pharmaceutical Industries Ltd ADR                                             340,200
                                                                                             ---------------
                                                                                                  1,792,545
                                                                                             ---------------
                 Korea - 4.6%
       76,600    Daewoo Corp                                                                        294,579
       11,783    Housing & Commercial Bank Korea GDR                                                 88,373
       15,700    Kookmin Bank GDS 144A                                                              100,480
        4,020    Pohang Iron & Steel                                                                241,008
        1,650    Samsung Display Devices                                                             95,989
        4,350    Samsung Electronics                                                                251,730
       33,614    Samsung Electronics GDS 144A (Non Voting)                                          466,394
          629    SK Telecom                                                                         285,800
        2,307    SK Telecom ADR                                                                      19,898
                                                                                             ---------------
                                                                                                  1,844,251
                                                                                             ---------------
                 Malaysia - 0.0%
          600    Oriental Holdings Berhad                                                             1,224
                                                                                             ---------------

                 Mexico - 10.0%
       11,000    Alfa SA Class A                                                                     62,592
       87,000    Carso Global Telecom Class A                                                       285,798
       94,000    Cemex SA Class B                                                                   449,956
       17,000    El Puerto de Liverpool SA                                                           23,335
       39,000    Empresas ICA Sociedad Controladora                                                  77,602
       37,000    Empresas La Moderna SA de CV Class A*                                              186,443
       56,000    Fomento Economico Mexicano SA de CV Class B                                        417,200
       20,000    Grupo Carso SA de CV Class A                                                       122,485
      110,000    Grupo Mexico Class B                                                               379,422
       39,500    Grupo Televisa SA PTG Certs (1A,L & D)                                             692,820
       25,200    Telefonos de Mexico ADR Class L                                                  1,277,325
                                                                                             ---------------
                                                                                                  3,974,978
                                                                                             ---------------
                 Pakistan - 2.3%
       26,000    Hub Power Co Ltd GDR                                                               786,500
       16,800    Pakistan State Oil                                                                 112,621
                                                                                             ---------------
                                                                                                    899,121
                                                                                             ---------------
                 Russia - 9.6%
      103,000    Irkutskenergo ADR                                                                  721,000
        7,800    Lukoil Holding Co ADR                                                              546,975
        7,000    Mosenergo ADR*                                                                     272,125
           37    Norilsk Nickel RDC 144A*                                                           185,000

2             See accompanying notes to the financial statements.

GMO Evolving Countries Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------
                 Russia - continued
       59,000    Norilsk Nickel (Registered)*                                                       312,700
       77,000    Rostelekom*                                                                        269,500
       35,000    Surgutneftegaz ADR                                                                 245,000
        8,500    Unified Energy Systems ADR*                                                        232,688
       37,830    Unified Energy Systems GDR*                                                      1,035,596
                                                                                             ---------------
                                                                                                  3,820,584
                                                                                             ---------------
                 South Africa - 17.6%
      123,700    Amalgamated Bank of South Africa Group Limited                                     951,250
        8,520    Anglo American Corp of South Africa                                                356,904
       16,000    Anglo American Industrial Ltd                                                      376,242
       21,600    Anglo American Platinum Corp                                                       307,728
      103,200    De Beers Centenary Link Units                                                    2,046,666
        2,900    De Beers Consolidated Mines Ltd ADR                                                 57,819
       43,300    First National Bank Holdings                                                       490,701
       37,200    Liberty Life Association of Africa Ltd                                           1,129,212
       26,700    Nedcor Ltd                                                                         778,063
       23,200    Rembrandt Group Ltd                                                                158,689
       36,200    Sasol Ltd                                                                          309,145
                                                                                             ---------------
                                                                                                  6,962,419
                                                                                             ---------------
                 Thailand - 10.3%
       38,200    Advanced Info Service Public Co Ltd (Foreign Registered)                           290,710
      531,000    Bangkok Expressway Plc (Foreign Registered)*                                       517,448
      402,000    Cogeneration Public Co (Foreign Registered)                                        419,722
      130,000    Electricity Generating Public Co Ltd (Foreign Registered)                          340,835
      110,400    Hana Microelectronic Plc (Foreign Registered)                                      435,452
       13,300    KCE Electronics Plc (Foreign Registered)                                            98,747
       16,100    KR Precision Plc (Foreign Registered)                                               56,032
      340,847    Land & House Public Co Ltd (Foreign Registered)                                    211,547
       10,800    PTT Exploration and Production Public Co Ltd (Foreign Registered)                  140,325
      101,636    Shinawatra Computer and Communications Public Co Ltd (Foreign Registered)          655,564
      110,000    Thai Airways International Plc                                                     135,267
      223,300    Thai Airways International (Foreign Registered)                                    274,592
       49,000    Thai Farmers Bank Plc (Foreign Registered)                                         146,659
    1,313,000    Thai Petrochemical (Foreign Registered)                                            350,336
                                                                                             ---------------
                                                                                                  4,073,236
                                                                                             ---------------
                 Venezuela - 3.4%
       37,600    Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR                     1,332,450
                                                                                             ---------------


                 TOTAL STOCK AND EQUIVALENTS (Cost $36,774,895)                                  35,830,818
                                                                                             ---------------

                 INVESTMENT FUNDS - 1.0%
                 Russia - 0.5%
        8,100    Morgan Stanley Russia & New Europe Fund                                            190,350
                                                                                             ---------------

                 United States - 0.5%
       15,000    Morgan Stanley Emerging Markets Fund                                               190,313
                                                                                             ---------------

              See accompanying notes to the financial statements.              3

GMO Evolving Countries Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


  Par Value      Description                                                                     Value ($)
-------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENT FUNDS (Cost $445,889)                                             380,663
                                                                                             ---------------

                 SHORT-TERM INVESTMENTS - 10.6%
                 Cash Equivalents - 10.6%
$   4,200,000    Wachovia Bank Time Deposit, 5.63%, due 3/2/98                                    4,200,000
                                                                                             ---------------


                 TOTAL SHORT-TERM INVESTMENTS (Cost $4,200,000)                                   4,200,000
                                                                                             ---------------

                 TOTAL INVESTMENTS - 101.8%
                 (Cost $41,420,784)                                                              40,411,481

                 Other Assets and Liabilities (net) -  (1.8%)                                      (713,129)
                                                                                             ---------------

                 TOTAL NET ASSETS - 100.0%                                                 $     39,698,352
                                                                                             ===============

             Notes to the Schedule of Investments:

             ADR  American Depositary Receipt
             GDR Global Depository Receipt
             GDS Global Depository Shares
             RDC Russian Depository Certificate

             144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

             * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.

             (a)   Warrants included in position of security.

4             See accompanying notes to the financial statements.

GMO Evolving Countries Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

--------------------------------------------------------------------------------


                 At February 28, 1998, industry sector diversification of the Fund's equity investments was as follows:


                 Industry Sector (Unaudited)


                 Utilities                                                19.7%
                 Telecommunications                                       14.2
                 Banking                                                  11.9
                 Conglomerates                                             9.7
                 Food and Beverage                                         6.0
                 Electronic Equipment                                      5.7
                 Oil and Gas                                               3.9
                 Communications                                            3.7
                 Metals and Mining                                         3.3
                 Insurance                                                 3.1
                 Transportation                                            2.5
                 Consumer Goods                                            2.4
                 Machinery                                                 2.1
                 Construction                                              2.0
                 Chemicals                                                 1.8
                 Financial Services                                        1.6
                 Computers                                                 1.6
                 Automotive                                                1.3
                 Textiles                                                  0.7
                 Paper and Allied Products                                 0.5
                 Health Care                                               0.2
                 Retail Trade                                              0.1
                 Miscellaneous                                             2.0
                                                                   -----------
                                                                         100.0%
                                                                   ===========


                 See accompanying notes to the financial statements.           5

GMO Evolving Countries Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1998
--------------------------------------------------------------------------------

Assets:
     Investments, at value (cost $41,420,784) (Note 1)        $    40,411,481
     Foreign currency, at value (cost $471,758) (Note 1)              472,314
     Cash                                                              70,705
     Receivable for investments sold                                  167,042
     Dividends and interest receivable                                 48,814
     Receivable for expenses waived or borne by Manager                 5,882
                                                                --------------
         Total assets                                              41,176,238
                                                                --------------


Liabilities:
     Payable for investments purchased                              1,349,155
     Payable to affiliate for (Note 2):
         Management fee                                                21,255
         Shareholder service fee                                        3,985
     Accrued expenses                                                 103,491
                                                                --------------

         Total liabilities                                          1,477,886
                                                                --------------


Net assets                                                    $    39,698,352
                                                                ==============

Net assets consist of:
     Paid-in capital                                          $    42,117,498
     Accumulated undistributed net investment income                  137,543
     Accumulated net realized loss                                 (1,553,325)
     Net unrealized depreciation                                   (1,003,364)
                                                                --------------

                                                              $    39,698,352
                                                                ==============


Net assets attributable to Class III Shares                   $    39,698,352
                                                                ==============

Shares outstanding - Class III                                      4,612,685
                                                                ==============

Net asset value per share - Class III                         $          8.61
                                                                ==============

6              See accompanying notes to the financial statements.

GMO Evolving Countries Fund
(A Series of GMO Trust)


Statement of Operations - Period from August 29, 1997
(commencement of operations) to February 28, 1998
-------------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $15,498)              $        186,718
     Interest                                                                102,450
                                                                      ---------------
             Total income                                                    289,168
                                                                      ---------------

Expenses:
     Management fee (Note 2)                                                  94,952
     Custodian fees                                                           75,188
     Audit fees                                                               40,959
     Stamp duties and transfer taxes                                          19,065
     Transfer agent fees                                                      14,697
     Registration fees                                                         2,511
     Legal fees                                                                  460
     Trustees fee (Note 2)                                                       372
     Miscellaneous                                                             7,937
     Fees waived or borne by Manager (Note 2)                                (77,826)
                                                                      ---------------
                                                                             178,315
     Shareholder service fee - Class III (Note 2)                             17,804
                                                                      ---------------

         Net expenses                                                        196,119
                                                                      ---------------

             Net investment income                                            93,049
                                                                      ---------------

Realized and unrealized gain (loss):
         Net realized gain (loss) on:
             Investments                                                  (1,553,323)
             Foreign currency, forward contracts and foreign
                currency related transactions                                 44,492
                                                                      ---------------
                   Net realized loss                                      (1,508,831)
                                                                      ---------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                  (1,009,303)
             Foreign currency, forward contracts and foreign
                currency related transactions                                  5,939
                                                                      ---------------
                   Net unrealized loss                                    (1,003,364)
                                                                      ---------------

         Net realized and unrealized loss                                 (2,512,195)
                                                                      ---------------

Net decrease in net assets resulting from operations                $     (2,419,146)
                                                                      ===============


                See accompanying notes to the financial statements.            7

GMO Evolving Countries Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                          Period from August 29, 1997
                                                         (commencement of operations)
                                                             to February 28, 1998
                                                           -----------------------
Increase (decrease) in net assets:
Operations:
      Net investment income                                   $         93,049
      Net realized loss                                             (1,508,831)
      Change in net unrealized depreciation                         (1,003,364)
                                                                ---------------

      Net decrease in net assets resulting from operations          (2,419,146)
                                                                ---------------

Net share transactions - Class III (Note 5)                         42,117,498
                                                                ---------------

      Total increase in net assets                                  39,698,352


Net assets:
      Beginning of period                                               -
                                                                ---------------

      End of period (including accumulated undistributed
          net investment income of $137,543)                  $     39,698,352
                                                                ===============


8                 See accompanying notes to the financial statements.

GMO Evolving Countries Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------


                                                        Period from August 29, 1997
                                                        (commencement of operations)
                                                           to February 28, 1998
                                                              -----------------
Net asset value, beginning of period                          $      10.00
                                                               ------------

Income from investment operations:
  Net investment income                                               0.30 +
  Net realized and unrealized loss                                   (1.42)
                                                               ------------

         Total from investment operations                            (1.39)
                                                               ------------


Net asset value, end of period                                $       8.61
                                                               ============

Total Return (a)                                                   (13.90%)


Ratios/Supplemental Data:

     Net assets, end of period (000's)                        $     39,698
     Net expenses to average
         daily net assets                                            1.65% *(b)
     Net investment income to average
         daily net assets                                            0.78% *
     Portfolio turnover rate                                           56%
     Average broker commission rate (c)                       $     0.0013
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amount:                                        $       0.03


+    Computed using average shares outstanding throughout the period.
*    Annualized.
(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the manager, which approximates .16% of average daily net assets.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.

                See accompanying notes to the financial statements.            9

GMO Evolving Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Evolving Countries Fund (the "Fund"), which commenced operations on August 29, 1997, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The Fund seeks long-term capital appreciation consistent with a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Evolving Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished through delivery or offset by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no open forward currency contracts as of February 28, 1998.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

GMO Evolving Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to the differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

      Accumulated
    Undistributed Net           Accumulated Net Realized
    Investment Income                 Gain/(Loss)               Paid-in Capital
 ------------------------    ------------------------------    -----------------
      $44,494                        $(44,494)                        -

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on

GMO Evolving Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. These fees may be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the period ended February 28, 1998, the Fund received $681,488 in purchase premiums and $1,902 in redemption fees. There is no premium for reinvested distributions.

     Investment risk
     Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. Investing in equity securities of Russian companies includes the risk of loss from Russia's underdeveloped systems of share registration and transfer. Further, countries may impose various types of foreign currency regulations or controls which may impede the fund's ability to repatriate amounts it receives. The fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .80% of average daily net assets. In addition, the Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .65% of average daily net assets.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to

GMO Evolving Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1998, was $372. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1998, aggregated $50,240,655 and $11,466,548, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:

                      Gross Unrealized     Gross Unrealized       Net Unrealized
     Aggregate Cost     Appreciation         Depreciation          Depreciation
    ----------------  ------------------  --------------------   ---------------
     $41,791,498         $2,367,593          $3,747,610              $1,380,017


4.   Principal shareholders

     At February 28, 1998, 69% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums and redemption fees received by the Fund, were as follows:

                                               Period from August 29, 1997
                                               (commencement of operations)
                                                   to February 28, 1998
                                            ------------------------------------
      Class III:                                 Shares              Amount
                                            ----------------    ----------------
      Shares sold                                 4,671,266    $    42,593,027


      Shares issued to shareholders in
      reinvestment of distributions                   -                   -
      Shares repurchased                            (58,581)          (475,529)
                                            ----------------    ----------------
      Net increase                                4,612,685     $   42,117,498
                                            ================    ================

GMO Evolving Countries Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------
At February 28, 1998, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

                 Year of Expiration                    Amount
                 ------------------                   --------
                      2006                            $353,921

The Fund has also elected to defer to March 1, 1998 post-October losses of $828,688.

GMO Evolving Countries Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Arjun Divecha are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Divecha is the principal of Dancing Elephant Ltd., which serves as consultant to the Fund. Dancing Elephant Ltd. has an exclusive consulting management agreement with GMO.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The GMO Evolving Countries Fund was launched August 29, 1997. Since inception, the Fund is down -13.9% compared to the Fund's benchmark, the IFC Investable Composite, which is down -14.2% during the same period. The Fund has country weights that are similar to the GMO Emerging Markets Fund, but stock selection is focused on larger and more liquid companies within each of these markets. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities throughout the period.

During the period, the Fund held overweight positions in Russia, Korea and Chile which underperformed the benchmark. Our underweight positions in Taiwan and Portugal hurt us. Our overweight positions in India and South Africa positively impacted relative performance.

Korea and Russia were badly hit by the Asian contagion, impacting negatively on performance. Russia was particularly hard hit, with political fears and worries concerning Mr. Yeltsin's health re-emerging. For foreign investors, these issues compounded the existing Asia worries. Portugal continued to do well on prospects of convergence with other European Union countries. While the Taiwanese market was expensive going into the Asia crisis, its strong economic fundamentals protected it from the meltdown. As a result, it outperformed the other Asian markets.

Outlook

The Asian crisis has had a positive impact on the behavior of other emerging market policy makers, especially in Brazil and Russia. In these and other emerging countries, policy makers have acted quickly to address macroeconomic imbalances, lest global investors punish them. In the long run, this bodes well for emerging markets as an asset class.

We have been gradually increasing our weights in Asia, reducing our exposure to Latin America and continue to be overweight Russia.

The ASEAN markets have now fallen more than 70% from their peak in US$ terms and are already discounting poor profitability and weaker economic conditions. The principal factors that influenced a V shaped recovery in Mexico were a strong bailout package, rapid change in the trade deficit and a strong commitment by the government to implement tough IMF conditions. The first two conditions are now present in Asia. However, hubris amongst Asian governments helped cause the crisis and only when they begin to accept reality will they make the appropriate structural changes that are so desperately needed. We think Thailand and Korea are aggressively addressing these issues and are enthusiastic about them.

The new political coalition in Thailand has shown a strong willingness to accept and implement tough policies. We continue to be underweight Malaysia, Philippines and are neutral in Indonesia. While Indonesian political risk has increased substantially with Mr. Suharto's recent stroke, the currency has fallen from 2,300 to the dollar to over 8,000. Our currency model has the Indonesian rupiah at the cheapest level we have ever seen in any currency. We continue to be overweight India and Pakistan, and are hopeful that the new coalition government in India will accelerate the pace of reforms.

In order to protect the real, the Brazilian government has made all the right moves; reducing government spending and increasing the pace of liberalization and privatization. We are impressed by their actions, but all of Latin America remains vulnerable to further contagion from Asia as well as a downdraft in the U.S. equity market. As a result we remain close to neutral on Brazil. The Mexican economy continues to surprise with strong economic growth. We have been overweight for quite a while but valuations are starting to get stretched. Accordingly, we are close to neutral but are gradually reducing our weight in Mexico. We also like Chile, which is likely to be a safe harbor if the storm comes to Latin America.

We have been underweight South Africa for the last 3 years, but are gradually increasing our weight there. Valuations are starting to get attractive, while inflation is at a 25 year low and interest rates are likely to fall. However, the currency remains vulnerable.

Despite the risks, we continue to be overweight Russia. We think the biggest risk to the Russian market will come from capital outflows caused by a volatile external environment and domestic concerns (Mr. Yeltsin's health, etc.). Under this scenario, economic recovery would be threatened by higher domestic interest rates, which would have to be raised in order to defend the ruble. On the other hand, key macroeconomic indicators point to an economic recovery in 1998. The 40% drop in the market during the last quarter led to the big blue chips becoming cheap again. Our portfolio is well positioned to take advantage of the anticipated industrial recovery.

We have continued to take profits in Turkey and Hungary. Both these markets had strong moves in 1997, up 100% and 70%, respectively, and our model has turned quite negative. We remain positive on Israel; with growth slowing down, we anticipate falling interest rates.

Overall, emerging markets in general and Asia in particular are starting to look extremely cheap on a three- to five-year view.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO Evolving Countries Fund Class III Shares and the IFC Investable Composite
                            As of February 28, 1998


----------------------------------
   Average Annual Total Return
----------------------------------
                           Since
                         Inception
            1 Year        8/29/97
----------------------------------

Class III   n/a            -15.6%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

             GMO Evolving Countries Fund        IFC Investable Composite
             ---------------------------        ------------------------
8/29/97                 $9,840                           $10,000
2/28/98                 $8,438                            $8,578

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 160 bp on the purchase and 40 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Currency Hedged International Core Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Core Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 20, 1998

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                             Value ($)
--------------------------------------------------------------------------------------------------------
                   STOCK AND EQUIVALENTS - 97.6%
                   Australia - 4.3%
       103,100     Advance Property Fund                                                        120,105
        12,100     Amalgamated Holdings Ltd                                                      50,778
        51,300     Amcor Ltd                                                                    224,017
       360,395     Australia and New Zealand Banking Group Ltd                                2,479,743
         4,200     Australian Gas & Light                                                        33,477
       156,708     Australian National Industries Ltd                                           133,447
        49,800     Austrim Ltd                                                                  126,884
       436,209     Boral Ltd                                                                  1,057,916
        54,900     Broken Hill Proprietary Ltd                                                  542,309
       139,229     Burns Philp & Co Ltd                                                          22,764
        42,600     Capcount Property Trust                                                       29,602
        68,900     Capital Property Trust                                                       112,182
        76,000     Capral Aluminum Ltd                                                          160,503
        21,300     Coca-Cola Amatil Ltd                                                         183,559
       461,098     Coles Myer Ltd                                                             2,393,617
        38,700     Comalco Ltd                                                                  169,787
        48,656     Commonwealth Bank of Australia                                               604,931
       109,196     Consolidated Rutile Ltd *                                                     43,146
         3,300     Coventry Group Ltd                                                            13,264
        19,500     CRA Ltd                                                                      256,123
         7,700     CSL Ltd                                                                       59,485
       518,763     CSR Ltd                                                                    1,721,094
       107,100     Cultus Petroleum *                                                           191,160
        39,100     Email Ltd                                                                     87,902
         3,600     Faulding (FH) & Co Ltd                                                        18,948
        62,690     Foodland Associated                                                          471,919
       109,029     Fosters Brewing Group Ltd                                                    241,397
         6,910     G E Crane Holdings Ltd                                                        57,666
       528,127     Goodman Fielder Ltd                                                          913,858
        57,700     Hardie (James) Industries Ltd                                                179,245
        29,150     Incitec Ltd                                                                  106,878
        28,700     Jupiters Ltd                                                                  56,309
        16,700     KLZ Ltd                                                                       22,754
         8,200     Macquarie Bank Ltd                                                            77,090
       421,300     MIM Holdings Ltd                                                             235,349
        47,700     Mirvac Ltd                                                                    76,365
        99,366     National Australia Bank Ltd                                                1,374,170
        68,430     National Consolidated Ltd                                                     32,166
       108,200     National Mutual Property Trust                                                93,613
       366,003     News Corp Ltd                                                              2,331,325
       205,315     Normandy Mining Ltd                                                          204,211
        54,749     North Broken Hill Peko Ltd                                                   148,743
        17,500     Oil Search Ltd                                                                33,977
        15,500     Pacific Dunlop Ltd                                                            27,454

              See accompanying notes to the financial statements.              1

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   Australia - continued
        39,900     Pasminco Ltd                                                                  44,334
       622,752     Pioneer International Ltd                                                  1,803,062
        51,674     PMP Communications Ltd                                                       108,073
        22,000     Pacific Dunlop Ltd                                                            35,221
       172,500     Qantas Airways Ltd                                                           294,964
       156,535     QCT Resources Ltd                                                            134,046
        30,269     Rothmans Holdings Ltd                                                        183,112
       138,904     Santos Ltd                                                                   534,177
       199,197     Schroders Property                                                           360,970
        42,245     Sea World Property Trust                                                      33,384
        13,600     Seven Network Ltd                                                             48,827
        27,651     Simsmetal Ltd                                                                157,291
        31,100     Southcorp Holdings Ltd                                                       115,257
        47,600     Stockland Trust Group                                                        121,603
        61,500     Sydney Harbour Casinos Preferred *                                            59,494
         3,549     W H Soul Pattison & Co Ltd                                                    72,533
        56,800     Westfarmers Ltd                                                              548,695
        86,300     Westfield Holdings Ltd                                                       423,302
       266,065     Westfield Trust Units                                                        576,397
       121,250     Westpac Banking Corp                                                         840,884
        11,800     Wills (WD & HO) Holdings Ltd                                                  16,158
        65,700     Woodside Petroleum Ltd                                                       404,613
                                                                                     -------------------
                                                                                             24,437,629
                                                                                     -------------------
                   Austria - 1.7%
           156     Bank Austria AG Preferred *                                                   10,239
         3,068     Bank Austria AG (Participating Certificate)                                  180,934
         3,896     Bank Austria AG *                                                            266,656
         1,092     Bau Holdings AG                                                               64,315
         7,886     Bau Holdings AG Preferred 2.42% (Non Voting)                                 375,518
         4,641     Boehler Uddeholm (Bearer)                                                    296,928
         7,476     Brau Union AG                                                                439,138
         1,794     EA-Generali AG                                                               587,593
           273     EA-Generali AG Preferred 6.00%                                                51,743
         1,781     Interunfall Versicherung AG                                                  272,697
        13,853     Lenzing AG *                                                                 905,943
        20,797     Leykam-Muerztaler Papier und Zellstoff AG *                                  479,685
           182     Mayr-Melnhof Karton AG (Bearer)                                               10,548
         1,870     Oesterreichische Brau Beteiligungs AG                                        109,550
        14,959     Oesterreichische Elektrizitaetswirtschafts AG                              1,572,850
        18,492     Oesterreichische Laenderbank AG                                            1,252,767
         8,320     Oesterreichische Laenderbank AG Preferred (Non Voting)                       567,560
        22,490     Radex-Heraklith AG                                                           903,602
        33,007     Voest-Alpine Stahl AG                                                      1,299,527
                                                                                     -------------------
                                                                                              9,647,793
                                                                                     -------------------

2             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   Canada - 4.6%
        10,798     Abitibi Consolidated Inc                                                     154,024
        50,561     Agrium Inc                                                                   667,918
        85,000     Air Canada Inc *                                                             779,433
        14,400     Anderson Exploration Ltd *                                                   169,989
        14,800     BC Telecom Inc                                                               501,774
        58,796     BCE Inc                                                                    2,086,356
        13,900     Biochem Pharma Inc *                                                         312,546
        65,400     Bombardier Inc Class B                                                     1,406,205
        41,900     CAE Industries Inc                                                           323,859
        11,900     Canadian Hotel Inc                                                           739,177
        50,000     Canadian Marconi Co                                                          667,533
        22,600     Canadian Tire Corp Ltd Class A                                               540,723
        32,589     Cominco Ltd                                                                  549,581
         8,400     Co-Steel Inc                                                                 116,277
        34,300     Cott Corp                                                                    294,038
        36,200     Dofasco Inc                                                                  634,641
        12,500     Donohue Inc Class A                                                          251,203
         1,600     Edperbrascan Corp Ltd Class A (Voting Shares)                                 30,243
        10,693     Fletcher Challenge Ltd Class A                                               142,759
        59,798     Gulf Canada Resources Ltd *                                                  350,851
        34,100     Imasco Ltd                                                                 1,297,484
        26,693     Imperial Oil Ltd                                                           1,574,590
        26,800     Inco Ltd                                                                     466,079
        14,250     Ipsco Inc                                                                    405,526
        19,400     Laidlaw Inc                                                                  282,858
        49,981     Macmillan Bloedel Ltd                                                        630,404
         5,000     Magna International Class A                                                  301,268
        25,900     Methanex Corp *                                                              211,109
        13,900     Molson Co Ltd Class A                                                        249,549
        17,500     Moore Corporation Ltd                                                        272,986
        18,800     Newbridge Networks Corp *                                                    440,558
        37,700     Noranda Forest Inc                                                           231,792
        12,700     Noranda Inc                                                                  243,175
        49,996     Norcen Energy Resource                                                       693,828
       101,100     Nova Corp of Alberta                                                       1,115,322
        24,900     Nova Scotia Power Inc                                                        332,432
         4,300     Potash Corp of Saskatchewan                                                  384,482
        22,800     Quebecor Inc Class B                                                         442,174
        22,200     Rogers Cantel Mobile Communications Class B *                                206,689
        24,600     Seagram Ltd                                                                  933,422
         8,200     Suncor Energy Inc                                                            301,058
        17,794     Teck Corp Class B                                                            255,691
        28,400     Telus Corp                                                                   714,415
         9,900     Thomson Corp                                                                 296,343
        47,900     Transalta Corp                                                               806,103

              See accompanying notes to the financial statements.              3

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   Canada - continued
        47,900     Transcanada Pipelines Ltd                                                  1,075,365
        14,899     United Dominion Industries Ltd                                               427,136
        24,500     Westcoast Energy Inc                                                         619,752
         2,000     Weston (George) Ltd                                                          168,640
                                                                                     -------------------
                                                                                             26,099,360
                                                                                     -------------------
                   Finland - 0.6%
        18,800     Amer Group Class A *                                                         375,297
       185,400     Enso OY Class R                                                            1,675,575
         5,300     Instrumentarium OY Class A                                                   298,169
         2,800     Metra AB Class A                                                              73,172
         2,000     Metra AB Class B                                                              50,632
        23,500     Partek OY                                                                    400,886
        46,095     Rautaruukki OY                                                               386,474
           700     Stockmann AB Class A                                                          57,928
        15,300     Valmet OY                                                                    229,626
                                                                                     -------------------
                                                                                              3,547,759
                                                                                     -------------------
                   France - 8.7%
         4,535     Accor SA                                                                   1,047,126
         1,668     Air Liquide L Shares                                                         269,543
         8,053     Alcatel Alsthom Cie Generale d'Electricite SA                              1,047,416
        31,500     Assurances Generales De France (Bearer)                                    1,709,693
           355     Axa SA                                                                        34,338
        52,199     Banque Nationale de Paris                                                  3,154,614
         3,720     Bouygues                                                                     521,719
           400     Canal Plus                                                                    84,280
           195     Carrefour                                                                    117,014
        15,859     Cerus *                                                                       89,462
         1,970     CGIP                                                                         847,301
             1     Colas SA                                                                         161
        15,890     Credit Commercial de France                                                1,174,544
         5,830     Credit Local de France SA                                                    743,919
        17,126     Credit Lyonnais *                                                          1,251,561
         3,727     Credit National                                                              226,463
        27,020     Elf Aquitaine SA                                                           3,075,068
        12,848     Elf Sanofi SA                                                              1,455,864
        17,064     Eridania Beghin-Say SA                                                     3,043,315
       155,500     Eurotunnel SA Units (Bearer) *                                               148,113
       155,500     Eurotunnel SA Warrants 12/31/01 & 10/31/03 *                                  28,090
        41,380     Financiere de Paribas SA                                                   3,934,642
        37,325     GAN (Group Assurances National) *                                            918,835
         9,010     Generale Des Eaux                                                          1,417,511
         3,420     Generale Des Eaux Warrants 5/2/2001 *                                          3,426
         8,340     Groupe Danone                                                              1,684,641
         1,520     GTM-Entrepose                                                                 98,600
           262     Havas Advertising                                                             39,154

4             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


     Shares        Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   France - continued
           412     Labinal SA                                                                   115,158
        13,223     Lafarge Coppee SA                                                            975,669
         7,157     Lyonnaise Des Eaux                                                           943,806
         1,000     Metaleurop SA *                                                               10,215
        14,703     Michelin SA Class B                                                          910,298
        11,210     Pernod-Ricard                                                                732,698
        14,395     Peugeot SA                                                                 2,049,590
           410     Pinault Printemps Redoute                                                    268,788
        15,980     Renault SA *                                                                 556,351
        75,685     Rhone Poulenc SA Class A                                                   3,487,656
        10,400     Saint-Gobain                                                               1,456,863
        24,460     Seita                                                                      1,068,499
         8,890     SGS Thomson Microelectronics *                                               681,067
         2,240     Societe Eurafrance                                                         1,042,887
        24,037     Societe Generale Paris                                                     3,623,758
         4,140     Sommer Allibert                                                              161,405
        14,859     SPIE Batignolles                                                             924,837
         3,020     Synthelabo                                                                   421,563
         1,140     Technip SA                                                                   128,804
         9,867     Thomson CSF                                                                  340,283
         7,350     Total SA                                                                     806,306
        29,100     Usinor Sacilor                                                               436,554
         8,303     Worms et Compagnie SA                                                        518,149
                                                                                     -------------------
                                                                                             49,827,617
                                                                                     -------------------
                   Germany - 3.8%
         6,100     Adidas Salomon AG                                                            961,345
        17,705     AGIV AG *                                                                    380,490
        46,600     Bankgesellschaft Berlin AG                                                   989,905
        29,300     BASF AG                                                                    1,061,081
        54,900     Bayer AG                                                                   2,333,950
         7,700     Bayerische Hypotheken und Wechsel - Bank AG                                  357,898
           500     Bayerische Vereinsbank                                                        30,968
        18,430     Berliner Kraft & Licht Class A                                               812,454
        10,300     BHF Bank AG                                                                  300,813
         5,450     Bilfinger & Berger                                                           143,251
        42,490     Continental AG                                                             1,020,837
           250     Deutsche Babcock & Wilcox *                                                   13,776
        14,600     Douglas Holdings AG                                                          516,501
           100     Escada AG                                                                     13,886
         1,981     FAG Kugelfischer                                                              27,127
         4,200     Fresenius Medical Care AG Preferred .82 (Non Voting)                         863,259
           300     Friedrich Grohe AG Preferred (Non Voting)                                     83,979
         1,200     Friedrich Krupp AG                                                           216,228
         3,050     Gerresheimer Glas AG                                                          43,361
           450     Hamburgische Electricitaets-Werke AG                                         117,289

              See accompanying notes to the financial statements.              5

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


      Shares       Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   Germany - continued
         8,155     Heidelberg Port-Zement                                                       600,812
        20,750     Henkel KGAA Preferred                                                      1,345,791
        27,096     Klockner Humboldt Deutz *                                                    219,485
           393     Klockner-Werke AG *                                                           26,810
            50     Krones Preferred                                                              15,567
        22,805     Lufthansa AG *                                                               438,570
           400     MAN AG                                                                       120,105
           350     MAN AG Preferred                                                              81,678
           790     Metallgesellschaft *                                                          16,063
           796     Porsche AG Preferred (Non Voting) .12%                                     1,390,450
           900     Preussag AG                                                                  291,114
         6,250     Puma AG Preferred                                                            126,567
        15,150     RWE Preferred                                                                710,854
         1,100     SAP AG Preferred                                                             454,184
        10,700     Schering AG                                                                1,201,631
         1,950     Schwarz Pharma AG                                                            159,030
        25,050     Siemens AG                                                                 1,548,759
        13,150     SKW Trostberg AG                                                             449,263
           150     Strabag Bau AG *                                                              10,415
         1,000     Thyssen AG                                                                   217,661
        20,200     Veba AG                                                                    1,362,436
         1,050     Viag AG                                                                      568,756
           350     Walter Bau AG                                                                 34,716
           150     Wella AG                                                                     104,229
                                                                                     -------------------
                                                                                             21,783,344
                                                                                     -------------------
                   Hong Kong - 6.2%
     2,516,000     Allied Properties Ltd                                                        243,720
       472,400     Allied Properties Ltd Warrants 7/3/00 *                                       10,616
     1,550,000     Amoy Properties Ltd                                                        1,311,269
        18,000     Asia Satellite Telecom                                                        33,245
     1,839,000     Cathay Pacific Airways Ltd                                                 1,567,633
       585,500     Century City International                                                   103,602
        38,275     Century City International Warrants 12/31/98 *                                   855
        38,275     Century City International Warrants 12/31/99 *                                   534
        70,000     Champion Technology Holdings                                                   8,047
       145,600     Champion Technology Holdings Warrants 6/30/98 *                                1,504
       702,000     Cheung Kong Holdings                                                       4,918,760
     1,086,000     China Overseas Land & Investment Ltd                                         329,622
       778,000     CLP Holdings Limited                                                       4,009,325
        12,400     Dah Sing Financial Services                                                   33,953
       181,500     Dao Heng Bank                                                                520,413
        44,133     Dickson Concept International Ltd                                             76,381
     2,240,000     Elec & Eltek International Holdings Ltd                                      643,720
        58,000     Far East Consortium                                                            7,416
         9,400     Gold Peak Industries Ltd Warrants 8/6/00 *                                       668

6             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   Hong Kong - continued
       540,281     Great Eagle Holdings Ltd                                                     795,506
       111,656     Great Eagle Holdings Ltd Warrants 11/30/98 *                                   9,518
        55,700     Guoco Group                                                                  141,723
     1,221,300     Hang Lung Development Co Ltd                                               1,790,346
        36,800     Hang Seng Bank                                                               348,156
     1,616,000     Henderson Investment Ltd                                                   1,356,668
       245,000     Henderson Land Development Co Ltd                                          1,278,398
       100,000     HKCB Bank Holding Co Ltd                                                      55,538
       323,968     HKR International Ltd                                                        242,688
       158,300     Hong Kong Aircraft Engineering Co Ltd                                        338,375
       921,500     Hong Kong Electric Holdings Ltd                                            3,273,006
       143,000     Hong Kong Ferry Co Ltd                                                       147,756
        74,000     Hong Kong & Shanghai Hotels                                                   63,558
        34,000     Hung Hing Printing Group Ltd                                                  15,260
       163,000     Hutchison Whampoa                                                          1,152,632
       154,600     Hysan Development Co Ltd                                                     294,524
           100     Innovative International Holding Warrants 8/31/99 *                                2
         1,000     Innovative International Holdings                                                183
       187,400     International Bank of Asia                                                    78,058
       107,085     International Bank of Asia Rights 3/20/98 *                                   18,672
        92,000     K Wah International Holdings Ltd                                              13,902
         8,400     Kowloon Motor Bus Co Ltd                                                      16,654
       212,127     Kumagai Gumi Ltd                                                             143,838
       116,400     Lai Sun Garment International Ltd                                             63,142
        71,049     Lai Sun Hotel International Warrants 4/30/99 *                                   395
       220,000     Lane Crawford International Ltd Class B                                       14,776
        44,796     Leading Spirit Conrowa Electric *                                              9,546
        32,900     Liu Chong Hing Bank Ltd                                                       49,504
       142,000     Liu Chong Hing Investment Ltd                                                121,963
       233,000     Mandarin Oriental                                                            194,555
        67,000     Mingly Corp                                                                   11,942
       192,600     New Asia Realty & Trust A Shares                                             388,061
       312,815     New World Development Co Ltd                                               1,151,466
         1,000     Oriental Press Group                                                             258
        65,300     Oriental Press Group Warrants 10/2/98 *                                          152
        18,100     Realty Development Corp Ltd Class A                                           43,716
     5,102,000     Regal Hotels International Ltd                                               797,342
        47,000     Ryoden Development                                                             7,892
       181,800     Semi Tech (Global) Co Ltd                                                     21,133
        70,000     Shanghai Petrochemical Co Class H                                             11,572
       126,900     Shaw Brothers Ltd                                                             79,082
     1,144,000     Shun Tak Holdings Ltd                                                        285,169
     1,431,972     South China Morning Post Ltd                                               1,035,718
       142,000     Sun Hung Kai Properties Ltd                                                1,063,739
       134,600     Sun Hung Kai Properties Warrants 2/18/00 *                                     3,025
       118,500     Swire Pacific Ltd Class A                                                    713,219

              See accompanying notes to the financial statements.              7

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                          Value ($)
--------------------------------------------------------------------------------------------------------
                   Hong Kong - continued
       597,500     Swire Pacific Ltd Class B                                                    601,937
       153,500     Tai Cheung Holdings Ltd                                                       52,538
       108,000     Tem Fat Hing Fung                                                             11,159
        38,000     Union Bank of Hong Kong                                                       53,252
        27,000     VTech Holdings Ltd                                                            94,156
       480,000     Wharf Holdings Ltd                                                         1,010,526
     1,467,200     Wheelock & Co Ltd                                                          1,696,021
        31,480     Wing Lung Bank                                                               138,646
        49,000     Yue Yuen Industrial Holdings                                                  94,298
                                                                                     -------------------
                                                                                             35,216,144
                                                                                     -------------------
                   Italy - 5.6%
        17,136     Alitalia Linee Aeree *                                                       148,430
        28,000     Alleanza Assicurazioni SPA                                                   346,587
       129,250     Assicurazioni Generali SPA                                                 3,690,897
       133,500     Assicurazioni Generali SPA Rights 3/10/98 *                                  274,542
       245,169     Autostrade Concessioni e Costruzioni SPA Class B Preferred 6.39%             917,954
       117,000     Banca Commerciale Italiana SPA                                               534,181
       577,017     Banca di Roma *                                                              796,464
       135,718     Banca Fideuram SPA                                                           861,960
        11,500     Banca Popolare di Bergamo Credit                                             243,566
        32,000     Banca Popolare di Milano                                                     274,498
        31,000     Banco Ambrosiano Veneto SPA (Non Convertible)                                 70,941
        60,997     Banco di Napoli di Risp *                                                     88,967
        51,000     Bulgari SPA                                                                  296,404
        33,900     Cartiere Burgo SPA                                                           230,269
       120,500     COFIDE SPA *                                                                  76,430
       105,000     Compart SPA *                                                                 81,796
       227,500     Credito Italiano                                                             873,411
        58,750     Credito Italiano (Non Convertible)                                           179,587
         4,000     Edison SPA                                                                    27,338
       289,700     Fiat SPA                                                                   1,018,309
       208,500     Fiat SPA Preferred                                                           408,972
       538,270     Fiat SPA (Non Convertible)                                                 1,126,503
       157,500     Finmeccanica SPA *                                                           131,936
        50,500     Gruppo Editoriale L' Express *                                               334,277
       490,480     HPI SPA *                                                                    367,562
        80,000     IFI Istituto Finanziario Preferred                                         1,551,315
        33,000     IFIL Finanziaria di Partecipazioni SPA                                       141,077
       112,900     IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                     292,116
        69,700     Industriali Riunite SPA (Non Convertible) *                                   49,779
       210,700     Industriali Riunite SPA *                                                    267,871
        99,500     Istituto Bancario San Paolo                                                1,167,677
        73,000     Istituto Mobilaire Italiano                                                1,017,827
       550,892     Istituto Nazionale Delle Assicurazioni                                     1,496,178
        48,750     Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                  226,117

8             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                          Value ($)
--------------------------------------------------------------------------------------------------------
                   Italy - continued
         4,500     Italmobiliare SPA                                                             140,825
         2,650     Luxottica Group Sponsored ADR                                                 203,388
        59,000     Mediobanca SPA                                                                603,370
        62,500     Merloni Elettrodomestici SPA                                                  304,737
        12,500     Mondadori Editore                                                             134,818
     1,089,200     Montedison SPA                                                              1,124,229
       160,000     Montedison SPA (Non Convertible)                                              120,618
        76,333     Montefibre SPA                                                                 62,493
       187,136     Olivetti and Co SPA *                                                         184,475
        90,535     Parmalat Finanziaria SPA                                                      148,746
     1,721,269     Permafin Finanziaria *                                                      1,615,989
       142,200     Pirelli SPA (Non Convertible)                                                 313,890
        29,500     RAS SPA                                                                       347,844
        15,000     RAS SPA (Non Convertible)                                                     135,461
       258,000     Seat SPA *                                                                    103,376
        32,650     Sirti SPA                                                                     189,939
       166,240     SMI (Societa Metallurgica Italy) *                                            119,377
       220,000     Sopaf SPA *                                                                   194,864
        31,549     Stefanel SPA *                                                                 81,982
       727,500     Telecom Italia Mobile SPA                                                   3,327,608
       507,646     Telecom Italia Mobile SPA (Non Convertible)                                 1,489,363
       214,936     Telecom Italia SPA (Non Convertible)                                        1,043,180
        53,000     Unione Cementi Marchino Emiliane e di Augusta-Casale (Non Convertible)        268,932
                                                                                         ----------------
                                                                                              31,871,242
                                                                                         ----------------
                   Japan - 15.1%
         8,100     Advantest Corp                                                                572,572
         6,000     Aiwa Co                                                                       170,031
        45,000     Amada Co Ltd                                                                  210,876
        17,000     Anritsu Corp                                                                  172,247
       171,000     Aoki Corp *                                                                   158,371
         7,000     Aoyama Trading                                                                151,825
         4,600     Arabian Oil Co Ltd                                                             87,390
        35,000     Asahi Breweries Ltd                                                           468,218
        99,000     Atsugi Nylon Industrial                                                       188,079
        12,000     Bandai Co                                                                     178,580
        22,000     Banyu Pharmaceutical Co Ltd                                                   287,343
        51,000     Brother Industries Ltd                                                        138,874
        42,000     Canon Inc                                                                     960,817
        24,000     Canon Sales Co Inc                                                            322,964
        37,000     Casio Computer Co                                                             304,599
        32,100     Chubu Electric Power Co Inc                                                   513,275
         9,000     Chudenko Corp                                                                 245,072
        58,000     Chugai Pharmaceutical Co Ltd                                                  369,128
        12,000     Chugoku Bank Ltd                                                              156,732
        13,100     Chugoku Electric Power Co Inc                                                 189,765

              See accompanying notes to the financial statements.              9

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                          Value ($)
--------------------------------------------------------------------------------------------------------
                   Japan - continued
        42,000     Citizen Watch Co                                                              304,203
       222,000     Cosmo Oil Co Ltd                                                              509,618
       123,000     Daicel Chemical Industries Ltd                                                272,619
        27,000     Daiichi Seiyaku Co Ltd                                                        369,746
        36,000     Dainippon Pharmaceutical Co Ltd                                               163,287
        44,000     Dainippon Screen Manufacturing Co Ltd                                         255,996
        98,000     Daishowa Paper Manufacturing *                                                572,501
        19,500     Daito Trust Construction Co Ltd                                               172,881
        18,000     Daiwa House Industry Co Ltd                                                   140,774
        64,000     Daiwa Securities Co Ltd                                                       315,618
        49,000     Denso Corp                                                                  1,000,712
           243     East Japan Railway Co                                                       1,148,350
        27,000     Eisai Co Ltd                                                                  472,334
        43,000     Ezaki Glico Co Ltd                                                            268,899
         5,300     Familymart                                                                    206,831
        20,900     Fanuc Co                                                                      761,023
       122,000     Fuji Heavy Industries Ltd                                                     457,754
        49,800     Fuji Photo Film Co Ltd                                                      1,951,318
        49,000     Fujikara Ltd                                                                  344,819
        25,000     Fujisawa Pharmaceutical Co Ltd                                                251,326
        33,000     Fukuyama Transporting Co Ltd                                                  161,957
        56,000     Gakken Co Ltd                                                                 139,634
        52,000     General Sekiyu (KK)                                                           257,674
        77,000     Hankyu Corp                                                                   359,004
       172,000     Haseko Corp *                                                                 157,936
        16,000     Heiwa Corp                                                                    176,047
        64,000     Hino Motors                                                                   202,137
       369,000     Hitachi Ltd                                                                 2,769,033
        14,000     Hitachi Maxell Ltd                                                            259,321
        62,000     Hitachi Metals Ltd                                                            282,197
        22,900     Hokkaido Electric Power                                                       329,914
        25,000     Honda Motor Co Ltd                                                            864,799
        33,000     House Foods Corp                                                              462,360
         5,000     Hoya Corp                                                                     132,589
        33,000     INAX Corp                                                                     138,447
        23,000     Intec Inc                                                                     160,215
        75,000     Itochu Corp                                                                   222,631
        34,000     Itoham Foods Inc                                                              152,331
        28,000     Ito-Yokado                                                                  1,529,328
        13,000     Japan Airport Terminal Co Ltd                                                  87,366
       142,000     Japan Energy Co Ltd                                                           196,707
        43,000     Japan Radio Co                                                                274,345
        87,000     Japan Synthetic Rubber Co Ltd                                                 452,458
           384     Japan Tobacco Inc                                                           2,823,842
        50,000     Kamigumi Co Ltd                                                               228,370

10            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                          Value ($)
--------------------------------------------------------------------------------------------------------
                   Japan - continued
        28,000     Kandenko Co                                                                   195,045
        44,000     Kaneka Corp                                                                   250,772
       129,000     Kankaku Securities Co Ltd *                                                   126,621
        47,700     Kansai Electric Power                                                         819,354
        49,000     Kao Corp                                                                      663,263
        10,000     Katokichi Co Ltd                                                              132,985
       132,000     Kawasaki Kisen *                                                              212,111
        90,000     Keio Teito Electric Railway Co Ltd                                            364,759
        38,000     Keisei Electric Railway                                                       150,099
        52,000     Kikkoman Corp                                                                 328,885
        19,000     Kinden Corp                                                                   254,176
        83,000     Kirin Brewery Co Ltd                                                          722,710
        17,000     Kissei Pharmaceutical Co Ltd                                                  266,445
         4,000     Kokusai Denshin Denwa                                                         167,814
        26,000     Kokusai Electric                                                              240,798
         8,000     Kokuyo Co Ltd                                                                 139,951
        60,000     Konica Corp                                                                   313,940
        27,000     Koyo Seiko Co Ltd                                                             133,792
        59,000     Kubota Corp                                                                   169,999
        64,000     Kurabo Industries Ltd                                                         110,948
        21,000     Kyocera Corp                                                                1,130,373
        57,000     Kyowa Hakko Kogyo Co Ltd                                                      279,292
        39,500     Kyushu Electric Power Co Inc                                                  575,319
        26,000     Kyushu Matsushita Electric                                                    267,553
        88,000     Lion Corp                                                                     319,037
         7,300     Mabuchi Motor Co                                                              390,050
        57,000     Maeda Corp                                                                    201,235
        20,000     Maeda Road Construction                                                       118,420
        17,000     Makita Corp                                                                   196,470
        49,000     Marudai Food Co Ltd                                                           135,756
        15,000     Matsushita Communications                                                     491,570
        16,000     Matsushita Kotubuki                                                           436,951
        10,000     Meiji Milk Products                                                            30,080
        48,000     Meiji Seika Kaisha Ltd                                                        184,279
        35,000     Minolta Co Ltd                                                                210,560
       177,000     Mitsubishi Electric Corp                                                      538,019
        60,000     Mitsubishi Gas Chemical Co Inc                                                196,628
       177,000     Mitsubishi Oil Co Ltd                                                         367,086
        10,000     Mitsubishi Warehouse & Transportation Co Ltd                                  113,196
       168,000     Mitsui Petrochemical Industries Ltd                                           472,097
        10,000     Mochida Pharmaceutical Co Ltd                                                  48,682
         4,000     MOS Food Services                                                              55,410
         4,200     Namco Ltd                                                                     101,401
        19,000     National House Industrial                                                     178,976
        72,000     NEC Corp                                                                      803,610

              See accompanying notes to the financial statements.             11

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------
                   Japan - continued
        81,000     New Oji Paper Co Ltd                                                          436,001
        23,000     NGK Spark Plug Co                                                             166,223
        15,000     Nichicon Corp                                                                 157,920
        90,000     Nichii Co Ltd                                                                 697,459
        59,000     Nichirei                                                                      149,450
       127,000     Nikko Securities                                                              501,646
         6,000     Nikon Corp                                                                     58,418
        20,800     Nintendo Co Ltd                                                             1,909,918
        24,000     Nippon Carbon Co Ltd *                                                         51,104
        29,000     Nippon Chemi-Con Corp                                                          94,119
         9,000     Nippon Electric Glass Co                                                      114,700
        26,000     Nippon Express Co Ltd                                                         162,384
        10,000     Nippon Flour Mills Co Ltd                                                      24,935
        48,000     Nippon Hodo Co                                                                229,114
        12,000     Nippon Kayaku Co Ltd                                                           56,424
        38,000     Nippon Meat Packers Inc                                                       499,327
       152,000     Nippon Oil Co Ltd                                                             548,658
        47,000     Nippon Paper Industries                                                       239,223
           759     Nippon Telegraph & Telephone                                                6,969,366
         1,700     Nippon Television Network                                                     514,051
        39,000     Nishimatsu Construction                                                       200,974
        29,000     Nisshin Oil Mills Ltd                                                          80,345
       120,000     Nisshinbo Industries Inc                                                      698,171
       216,000     Nissho Iwai Corp                                                              615,531
         8,000     Nissin Food Products Co Ltd                                                   166,548
        39,000     Nomura Securities Co Ltd                                                      537,165
        80,000     Oki Electric Industry                                                         206,443
        21,000     Okumura Corp                                                                   93,256
        27,000     Olympus Optical Co Ltd                                                        212,444
        92,000     Omron Corp                                                                  1,485,633
        20,000     Ono Pharmaceutical Co Ltd                                                     460,698
        55,000     Onward Kashiyama Co Ltd                                                       783,662
         3,300     Orix Corp                                                                     240,323
        34,000     Q.P. Corp                                                                     223,652
       108,000     Renown Inc*                                                                   112,847
        11,000     Rinnai Corp                                                                   178,501
         4,000     Rohm Co Ltd                                                                   395,789
        21,000     Royal Co Ltd                                                                  317,502
        10,000     Ryosan Co                                                                     166,231
       100,000     Sagami Railway Co Ltd                                                         284,968
        22,000     Sanden Corp                                                                   117,723
        20,000     Sankyo Co Ltd                                                                 536,690
        17,000     Sanwa Shutter Corp                                                            104,290
        30,000     Sapporo Breweries Ltd                                                         135,360
        14,500     Secom Co Ltd                                                                  903,309

12            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998



    Shares         Description                                                              Value ($)
--------------------------------------------------------------------------------------------------------
                   Japan - continued
        75,000     Seino Transportation Co Ltd                                                   447,637
        33,000     Sekisui House Ltd                                                             259,915
        34,000     Sharp Corp                                                                    265,907
        31,900     Shikoku Electric Power                                                        467,150
        81,000     Shionogi and Co Ltd                                                           419,330
        72,000     Shiseido Co Ltd                                                               906,198
       213,000     Showa Denko                                                                   286,630
       121,000     Showa Shell Sekiyu                                                            822,758
        16,000     Skylark Co Ltd                                                                178,580
        58,000     Snow Brand Milk Products Co Ltd                                               201,551
        99,000     Stanley Electric Co Ltd                                                       342,460
        87,000     Sumitomo Bakelite Co Ltd                                                      556,447
       310,000     Sumitomo Corp                                                               2,154,516
        52,000     Sumitomo Heavy Industries Ltd                                                 185,229
        22,000     Suzuki Motor Corp                                                             233,357
        18,000     Taiyo Yuden Co Ltd                                                            192,353
        23,000     Takara Standard Co                                                            147,653
        64,000     Takeda Chemical Industries Ltd                                              1,773,134
        25,000     Takuma Corp                                                                   219,663
        50,000     Tanabe Seiyaku Co Ltd                                                         284,968
        12,700     TDK Corp                                                                      970,118
       132,000     Teikoku Oil Co Ltd                                                            437,806
        32,000     Toei Co Ltd                                                                   142,611
        40,600     Tohoku Electric Power Co Inc                                                  591,340
        41,000     Tokio Marine & Fire Insurance Co                                              464,102
        53,000     Tokyo Electric Co Ltd                                                         174,108
        12,000     Tokyo Electron                                                                431,251
        67,000     Tokyo Steel Manufacturing Co                                                  307,607
        20,000     Tomen Corp                                                                     27,072
        38,000     Toppan Printing Co Ltd                                                        448,191
       159,000     Toshiba Corp                                                                  712,372
         8,000     Tostem Corp                                                                   111,454
        25,000     Toyo Suisan Kaisha                                                            184,042
        31,000     Toyo Trust & Banking Co Ltd                                                   220,605
       137,000     Toyobo Co Ltd                                                                 229,906
        68,000     Toyota Motor Corp                                                           1,878,572
        21,000     Tsumura and Co                                                                109,713
        20,000     Ushio Inc                                                                     158,157
        19,000     Victor Co of Japan Ltd                                                        168,448
        19,000     Wacoal Corp                                                                   198,528
        37,000     Yakult Honsha Co Ltd                                                          250,416
        18,000     Yamaha Corp                                                                   199,478
        22,000     Yamaha Motor Co                                                               141,756
        51,000     Yamanouchi Pharmaceutical Co Ltd                                            1,239,373
        27,000     Yamato Transport Co Ltd                                                       339,824
        30,000     Yamazaki Baking Co Ltd                                                        337,212
        52,000     Yoshitomi Pharmaceutical Industries Ltd                                       275,786
                                                                                         ----------------
                                                                                              86,148,305
                                                                                         ----------------

              See accompanying notes to the financial statements.             13

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                              Value ($)
--------------------------------------------------------------------------------------------------------
                   Malaysia - 2.7%
       186,500     AMMB Holdings Berhad                                                          230,397
       351,500     Arab Malaysian Finance (Foreign Registered)                                   169,294
        73,000     Berjaya Leisure Berhad                                                         70,716
       268,700     Berjaya Sports Toto                                                           753,091
        62,700     Carlsberg Brew Malaysia                                                       245,682
       101,000     Cement Industries of Malaysia Berhad                                           82,174
       213,000     DMIB Berhad                                                                    72,449
       213,500     Edaran Otomobil Berhad                                                        464,762
        59,000     Genting Berhad                                                                195,864
        65,000     Golden Hope Plantations Berhad                                                 86,667
        92,000     Guinness Anchor Berhad                                                        145,197
       361,000     Highlands and Lowlands Berhad                                                 398,819
       753,000     Hong Leong Properties Berhad                                                  264,318
       332,300     IGB Corp Berhad                                                               141,962
        40,000     Jaya Tiasa Holdings Berhad                                                     66,939
       171,300     Kedah Cement Berhad                                                            63,393
        62,000     Kuala Lumpur Kepong Berhad                                                    150,993
       472,900     Kumpulan Guthrie Berhad                                                       334,569
       132,000     Magnum Corp Berhad                                                            111,347
       291,550     Malayan Cement Berhad                                                         170,567
        83,840     Malaysia Mining Corp Berhad                                                    52,756
       293,000     Malaysian Airline Systems                                                     338,046
        83,500     Malaysian International Ship                                                  154,503
        37,000     Malaysian Pacific Industries                                                  110,748
       589,600     Malaysian Resources Corp                                                      399,484
         3,000     Matsushita Electric                                                            10,367
       830,000     MBF Capital Berhad                                                            395,238
        92,000     Nestle Malaysia                                                               495,673
        92,000     New Straits Times                                                             142,694
       438,680     Oriental Holdings Berhad                                                      895,265
        22,000     OYL Industries Berhad                                                          79,020
       386,500     Pan Malaysia Cement                                                           140,928
        92,300     Perlis Plantations                                                            153,205
        37,000     Pernas International Hotel & Property                                          12,686
       512,000     Perusahaan Otomobil                                                           968,272
       149,100     Petronas Dagangan Berhad                                                      174,457
       204,300     Petronas Gas Berhad                                                           567,037
       195,000     Rashid Hussain Berhad                                                         307,755
       542,000     Renong Berhad                                                                 256,620
        88,000     Resorts World Berhad                                                          191,565
       310,000     RHB Capital Berhad                                                            293,551
       161,000     RJ Reynolds Berhad                                                            313,238
       150,000     Rothmans of Pall Mall Berhad                                                1,336,735
       202,000     Sarawak Enterprises Corp                                                      112,680
        33,000     Shell Refinery Co                                                              59,265
       567,000     Sime Darby Berhad                                                             740,571

14            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                            Value ($)
--------------------------------------------------------------------------------------------------------
                   Malaysia - continued
       584,000     TA Enterprise Berhad                                                          222,476
       894,400     Tan Chong Motor Holdings Berhad                                               635,207
       223,000     Telekom Malaysia Berhad                                                       758,503
       234,000     UMW Holdings Berhad                                                           305,633
       197,000     YTL Corp                                                                      340,395
                                                                                         ----------------
                                                                                              15,183,773
                                                                                         ----------------
                   Norway - 0.2%
           449     Bona Shipholding Ltd*                                                           4,152
        30,800     Norsk Hydro AS                                                              1,346,924
                                                                                         ----------------
                                                                                               1,351,076
                                                                                         ----------------
                   Portugal - 0.7%
        16,483     Banco Commercial Portugues (Registered)                                       546,639
         9,310     Banco Espirito Santo e Commercial de Lisboa (Registered)                      378,252
         6,633     Banco Totta & Acores (Registered)                                             184,027
         8,775     BPI-SGPS SA (Registered)                                                      315,004
         9,032     Cimpor Cimentos De Portugal SA (Registered)                                   261,522
        38,155     Electricidade De Portugal*                                                    809,078
         2,989     Est Jeronimo Martins Filho Admin                                              103,229
        10,165     Portucel Industrial Empresa                                                    77,138
        20,065     Portugal Telecom SA                                                         1,052,898
         4,403     Sonae Investimentos                                                           198,224
                                                                                         ----------------
                                                                                               3,926,011
                                                                                         ----------------
                   Singapore - 4.2%
       113,800     Asia Food & Properties Ltd Warrants 7/12/02*                                   15,932
       343,500     City Developments                                                           1,557,511
       331,000     Comfort Group                                                                 160,293
       110,000     Creative Technology Ltd*                                                    2,619,371
        54,000     Cycle & Carriage Ltd                                                          239,852
       284,000     DBS Land Ltd                                                                  439,753
       245,900     Development Bank of Singapore (Foreign Registered)                          1,926,545
        45,000     First Capital Corp Ltd                                                         45,527
       469,984     Hai Sun Hup Group Ltd                                                         191,357
        13,564     Haw Paw Brothers International Ltd                                             15,564
         9,500     Haw Paw Brothers International Ltd Warrants 7/18/2001*                          2,872
         7,495     Highlands and Lowlands Berhad                                                   8,091
        88,000     Hotel Properties Ltd                                                           57,002
       225,708     Inchcape Berhad                                                               341,138
       225,708     Inchcape Marketing Services*                                                   57,088
       658,441     Jardine Matheson Holdings Ltd                                               3,081,504
       470,500     Jardine Strategic Holdings Ltd                                              1,340,925
        18,000     Keppel Bank Ltd                                                                25,429
        95,000     Keppel Land Ltd                                                               100,802
       260,000     Marco Polo Developments Ltd                                                   356,077
        51,000     Metro Holdings Ltd                                                             69,846
       265,000     Natsteel Ltd                                                                  366,194

              See accompanying notes to the financial statements.             15

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                             Value ($)
--------------------------------------------------------------------------------------------------------
                   Singapore - continued
        41,500     Neptune Orient Lines Ltd                                                       19,457
        90,000     Overseas Union Bank Ltd (Foreign Registered)                                  338,680
           900     Parkway Holdings Ltd                                                            1,932
        83,800     Robinson and Co Ltd                                                           302,424
        10,000     Shangri-La Hotel Ltd                                                           16,533
       920,000     Singapore Airlines Ltd (Foreign Registered)                                 6,810,611
       206,000     Singapore Press Holdings (Foreign Registered)                               2,948,304
       121,000     Singapore Tech Industrial Corp                                                106,743
       345,000     Straits Trading Co Ltd                                                        378,840
         9,000     Times Publishing Ltd                                                           17,767
                                                                                         ----------------
                                                                                              23,959,964
                                                                                         ----------------
                   Spain - 3.4%
         3,230     Acerinox SA                                                                   485,082
         2,500     Azucarera de Espana SA                                                        141,220
       105,913     Banco Bilbao Vizcaya SA                                                     4,834,389
        34,400     Banco Popular Espanol                                                       3,053,261
         1,700     Compania Espanola de Petroleos SA                                              51,713
         2,660     Cristaleria Espanola SA                                                       213,297
        34,250     Dragados & Construcciones SA                                                  934,000
        41,797     FENOSA SA                                                                     518,341
         9,060     Fomento de Construcciones y Contratas SA                                      388,248
         1,200     Grupo Anaya SA                                                                 27,504
        73,196     Iberdrola SA                                                                1,057,437
        89,760     Repsol SA                                                                   3,998,011
        99,558     Telefonica de Espana SA                                                     3,419,549
                                                                                         ----------------
                                                                                              19,122,052
                                                                                         ----------------
                   Sweden - 4.5%
        45,487     Assi Doman                                                                  1,119,222
        86,000     Avesta Sheffield AB                                                           537,070
        14,838     Celsius Industrier AB Class B                                                 274,284
        44,300     Electrolux AB Class B                                                       3,375,175
         1,800     Euroc Industri AB Class A                                                      71,942
         6,328     Industrivarden AB Class A                                                     403,878
         1,884     Industrivarden AB Class C (Bearer)                                            116,715
         9,900     Kinnevik Investment Class B                                                   187,331
        55,700     Marieberg Tidnings AB Class A                                               1,287,033
       109,400     Mo Och Domsjo AB Class B                                                    3,183,728
        93,855     Skanska AB Class B                                                          4,243,544
        10,000     SKF AB Class B                                                                206,710
        35,800     Ssab Swedish Steel Class A                                                    670,713
         9,800     Ssab Swedish Steel Class B                                                    183,603
       230,950     Stora Kopparberg Bergslags Class A                                          3,360,521
        51,850     Stora Kopparberg Bergslags Class B                                            747,978
       133,900     Svenska Cellulosa Class B                                                   3,043,790
        73,900     Trelleborg AB Class B                                                       1,043,003
        23,350     Volvo AB Class A                                                              621,197
        45,650     Volvo AB Class B                                                            1,234,416
                                                                                         ----------------
                                                                                              25,911,853
                                                                                         ----------------

16            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                          Value ($)
--------------------------------------------------------------------------------------------------------
                   Switzerland - 7.8%
        43,300     CS Holdings (Registered)                                                    7,818,547
         1,670     Holderbank Financiere Glarus AG (Registered)                                  326,581
            70     Jelmoli (Bearer)                                                               68,588
         9,705     Nestle AG (Registered)                                                     16,994,992
         5,933     Novartis AG (Registered)                                                   10,822,187
           268     Roche Holdings (Participating Certificate)                                  3,137,258
           370     Saurer Group Holdings (Registered) *                                          372,622
           490     Swiss Reinsurance (Bearer)                                                  1,032,686
         7,410     Zurich Insurance                                                            4,039,248
                                                                                         ----------------
                                                                                              44,612,709
                                                                                         ----------------
                   United Kingdom - 23.5%
       157,500     Abbey National                                                              3,228,581
       155,590     AMEC                                                                          355,448
        63,900     Anglian Water Plc                                                             883,775
        23,140     Arcadia Group *                                                               187,928
       254,000     Arjo Wiggins Appleton Plc                                                     685,866
        58,738     ASDA Group                                                                    194,632
        26,100     Bank of Scotland                                                              297,593
       112,510     Barclays Plc                                                                3,349,279
       165,590     Barratt Development                                                           766,129
       260,500     BAT Industries                                                              2,599,214
       968,700     BG Plc *                                                                    4,860,654
        81,531     Booker Plc                                                                    323,520
       312,181     British Airways Plc                                                         2,929,834
        48,500     British Energy Plc *                                                          357,752
       118,500     British Land Co                                                             1,434,060
       323,200     British Steel Plc                                                             775,607
       175,200     British Telecom Plc                                                         1,765,417
       157,250     BTR                                                                           417,496
        39,400     Cable & Wireless                                                              430,751
       358,182     Coats Viyella                                                                 489,490
       124,300     Courtaulds Textiles Plc                                                       691,751
        46,280     Debenhams Plc *                                                               318,516
        68,700     Electrocomponents Plc                                                         525,983
       236,100     English China Clays Plc                                                       948,522
        40,000     Enterprise Oil                                                                369,804
       384,690     FKI                                                                         1,133,772
        31,500     Great Portland Estates Plc                                                    151,964
       112,456     Greenalls Group Plc                                                           767,483
        48,300     Hammerson                                                                     400,016
       279,012     Hazlewood Foods                                                               854,471
       583,944     Hillsdown Holdings                                                          1,528,727
        19,000     Hyder Plc                                                                     293,439
        30,110     Imperial Chemical Industries Plc                                              549,551
        27,100     Kingfisher                                                                    467,396
       285,991     Ladbroke Group                                                              1,440,906

              See accompanying notes to the financial statements.             17

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                             Value ($)
--------------------------------------------------------------------------------------------------------
                   United Kingdom - continued
        44,500     Land Securities                                                               833,438
       551,600     Lasmo                                                                       2,508,919
        82,675     Legal & General Group                                                         927,007
       607,600     Lloyds TSB Group                                                            9,143,778
       802,603     Lonrho                                                                      1,242,197
       214,011     Marley                                                                        385,844
        58,600     Meyer International                                                           365,678
       130,100     Mirror Group Plc                                                              364,156
        91,970     National Grid Group Plc *                                                     519,400
       489,093     National Power                                                              5,069,311
        25,700     Next                                                                          350,580
     1,736,285     Norcros Plc                                                                 1,858,216
       225,800     Northern Foods Plc                                                          1,007,523
       184,200     Peninsular & Oriental Steam Navigation Co                                   2,373,207
       870,137     Pilkington                                                                  1,633,256
       224,659     Powergen                                                                    3,138,610
        28,740     Provident Financial Plc *                                                     466,106
        64,600     Prudential Corp                                                               968,975
       124,000     Railtrack Group Plc                                                         1,888,536
       231,500     Rentokil Plc                                                                1,142,541
       244,573     Reuters Holdings Plc *                                                      2,462,446
        70,460     RMC Group                                                                   1,074,275
        21,500     Royal Bank of Scotland Group *                                                332,758
       123,908     Safeway Plc                                                                   730,372
       101,000     Sainsbury (J)                                                                 778,682
        17,260     Schroders                                                                     652,207
       193,616     Scottish Hydro-Electric Plc                                                 1,736,602
       368,442     Scottish Power Plc                                                          3,142,394
       798,712     Sears                                                                         690,417
       276,400     Sedgwick Group                                                                673,856
        93,015     Severn Trent Plc                                                            1,431,945
       112,700     Slough Estates                                                                746,881
       772,828     Smithkline Beecham Plc                                                      9,670,706
       204,100     Smiths Industries Plc                                                       3,054,700
       255,089     Southern Electric Plc                                                       2,152,521
        30,900     Southwest Water                                                               458,273
       490,730     Storehouse Plc                                                              2,092,686
       213,500     T & N                                                                         889,365
     1,116,340     Tarmac                                                                      1,847,244
       432,766     Taylor Woodrow Plc                                                          1,439,349
       145,900     Thames Water                                                                2,123,583
       223,600     TI Group Plc                                                                1,932,826
       163,915     Transport Development Group                                                   628,834
        44,000     Unigate                                                                       473,072
       443,412     Unilever Plc                                                                4,015,428

18            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998


    Shares         Description                                                             Value ($)
--------------------------------------------------------------------------------------------------------
                   United Kingdom - continued
       221,452     United Biscuits                                                               977,184
       328,300     United Utilities                                                            4,410,855
        37,240     Viglen Technology Plc *                                                        20,847
       432,130     Vodafone Group Plc                                                          3,842,111
       135,800     Waste Management International *                                              402,470
       164,270     Whitbread Plc Class A                                                       2,650,611
       561,269     Wilson (Connolly) Holdings                                                  1,501,710
       278,175     Wimpey (George)                                                               563,359
       202,688     Yorkshire Water                                                             1,712,013
                                                                                         ----------------
                                                                                             134,275,187
                                                                                         ----------------

                   TOTAL STOCK AND EQUIVALENTS (Cost $546,015,700)                           556,921,818
                                                                                         ----------------

                   INVESTMENT FUNDS - 0.0%
                   Australia - 0.0%
        54,100     Franked Income Fund                                                           187,964
                                                                                         ----------------

                   Netherlands - 0.0%
         8,275     Schroders International Property Fund                                          15,221
                                                                                         ----------------


                   TOTAL INVESTMENT FUNDS (Cost $188,572)                                        203,185
                                                                                         ----------------
  Par Value/
    Shares         DEBT OBLIGATIONS - 0.0%
                   United Kingdom - 0.0%
GBP     90,537     Viglen Technology Plc Floating Rate Note, 6.75% due 9/1/2000                  149,069
GBP     23,882     Viglen Technology Plc Floating Rate Note, 6.99% due 1/1/2001                   39,322
                                                                                         ----------------
                                                                                                 188,391
                                                                                         ----------------

                   TOTAL DEBT OBLIGATIONS (Cost $99,516)                                         188,391
                                                                                         ----------------

                   SHORT-TERM INVESTMENTS - 4.4%
                   Cash Equivalents - 2.2%
    12,906,326     The Boston Global Investment Trust (b)                                     12,906,326
 $     100,000     Wachovia Bank Time Deposit, 5.63%, due 3/2/98                                 100,000
                                                                                         ----------------
                                                                                              13,006,326
                                                                                         ----------------
                   U.S. Government - 2.2%
 $  12,850,000     U.S. Treasury Bill, 5.39% due 1/7/99 (a)                                   12,280,520
                                                                                         ----------------


                   TOTAL SHORT-TERM INVESTMENTS (Cost $25,297,573)                            25,286,846
                                                                                         ----------------

                   TOTAL INVESTMENTS - 102.1%
                   (Cost $571,601,361)                                                       582,600,240

                   Other Assets and Liabilities (net) -  -2.1%                               (12,118,595)
                                                                                         ----------------

                   TOTAL NET ASSETS - 100.0%                                           $     570,481,645
                                                                                         ================

              See accompanying notes to the financial statements.             19

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

--------------------------------------------------------------------------------

            Notes to the Schedule of Investments:

            ADR  American Depositary Receipt
            GBP  British Pounds

            (a) This security is held as collateral for open futures contracts.

            (b) Represents investment of security lending collateral (Note 1).

            * Non-income producing security. A dividend has not been declared for the twelve months ended February 28, 1998.


20            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1998

--------------------------------------------------------------------------------


              At February 28, 1998, industry sector diversification of the Fund's equity investments was as follows:

              Industry Sector (Unaudited)


              Banking                                                   11.7%
              Consumer Goods                                             9.0
              Utilities                                                  7.6
              Conglomerates                                              5.5
              Services                                                   4.9
              Telecommunications                                         4.8
              Health Care                                                4.7
              Construction                                               4.7
              Chemicals                                                  4.5
              Transportation                                             4.2
              Electronic Equipment                                       4.0
              Real Estate                                                3.9
              Oil and Gas                                                3.6
              Insurance                                                  3.2
              Paper and Allied Products                                  3.1
              Automotive                                                 2.7
              Food and Beverage                                          2.6
              Machinery                                                  2.5
              Retail Trade                                               2.4
              Metals and Mining                                          2.0
              Communications                                             1.8
              Financial Services                                         1.0
              Textiles                                                   0.7
              Aerospace                                                  0.5
              Computers                                                  0.3
              Miscellaneous                                              4.1
                                                                ------------
                                                                       100.0%
                                                                ============


               See accompanying notes to the financial statements.            21

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)


Statement of Assets and Liabilities - February 28, 1998
-------------------------------------------------------------------------------------------
Assets:
     Investments, at value (cost $571,601,361) (Note 1)                     $   582,600,240
     Foreign currency, at value (cost $296,546) (Note 1)                            297,228
     Cash                                                                            32,016
     Dividends and interest receivable                                              618,876
     Foreign withholding taxes receivable                                           608,145
     Receivable for open forward foreign currency contracts (Notes 1 and 6)      25,384,100
     Receivable for expenses waived or borne by Manager (Note 2)                     98,436
                                                                              --------------

         Total assets                                                           609,639,041
                                                                              --------------


Liabilities:
     Payable for investments purchased                                               69,755
     Payable for open forward foreign currency contracts (Notes 1 and 6)         25,017,163
     Payable upon return of securities loaned (Note 1)                           12,906,326
     Payable for variation margin on open futures contracts (Notes 1 and 6)         498,421
     Payable to affiliate for (Note 2):
         Management fee                                                             325,892
         Shareholder service fee                                                     48,699
     Accrued expenses                                                               291,140
                                                                              --------------

         Total liabilities                                                       39,157,396
                                                                              --------------


Net assets                                                                  $   570,481,645
                                                                              ==============

Net assets consist of:
     Paid-in capital                                                        $   528,193,303
     Distributions in excess of net investment income                            (7,787,554)
     Accumulated undistributed net realized gain                                 33,155,953
     Net unrealized appreciation                                                 16,919,943
                                                                              --------------

                                                                            $   570,481,645
                                                                              ==============

Net assets attributable to:
         Class III shares                                                   $   207,653,004
                                                                              ==============
         Class IV shares                                                    $   362,828,641
                                                                              ==============

Shares outstanding:
         Class III                                                               17,425,016
                                                                              ==============
         Class IV                                                                30,435,120
                                                                              ==============

Net asset value per share:
         Class III                                                          $         11.92
                                                                              ==============
         Class IV                                                           $         11.92
                                                                              ==============


22               See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)


Statement of Operations - Year Ended February 28, 1998
--------------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $1,564,794)             $    14,287,074
     Interest (including securities lending income of $222,696)             1,896,900
                                                                        --------------
         Total income                                                      16,183,974
                                                                        --------------

Expenses:
     Management fee (Note 2)                                                4,457,931
     Custodian fees                                                           893,856
     Audit fees                                                                52,343
     Transfer agent fees                                                       29,295
     Legal fees                                                                12,410
     Registration fees                                                          9,500
     Trustees fee (Note 2)                                                      5,474
     Miscellaneous                                                              4,665
     Stamp duties and transfer taxes                                              796
     Fees waived or borne by Manager (Note 2)                              (2,255,760)
                                                                        --------------
                                                                            3,210,510

     Shareholder service fee - (Note 2)
         Class III                                                            823,838
         Class IV                                                              40,570
                                                                        --------------

         Net expenses                                                       4,074,918
                                                                        --------------

             Net investment income                                         12,109,056
                                                                        --------------

Realized and unrealized gain (loss):

         Net realized gain (loss) on:
             Investments                                                   43,241,077
             Closed futures contracts                                       8,579,522
             Closed swap contracts                                            978,030
             Foreign currency, forward contracts and foreign currency
                 related transactions                                      34,769,811
                                                                        --------------
                 Net realized gain                                         87,568,440
                                                                        --------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                  (12,894,473)
             Open futures contracts                                         6,987,281
             Foreign currency, forward contracts and foreign currency
                 related transactions                                      (1,035,332)
                                                                        --------------
                 Net unrealized loss                                       (6,942,524)
                                                                        --------------

         Net realized and unrealized gain                                  80,625,916
                                                                        --------------
Net increase in net assets resulting from operations                  $    92,734,972
                                                                        ==============


                 See accompanying notes to the financial statements.          23

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                Year Ended                Year Ended
Increase (decrease) in net assets:                                           February 28, 1998         February 28, 1997
                                                                           ---------------------    -----------------------
Operations:
      Net investment income                                               $          12,109,056    $            11,550,285
      Net realized gain                                                              87,568,440                 56,218,667
      Change in net unrealized appreciation (depreciation)                           (6,942,524)                11,580,140
                                                                           ---------------------    -----------------------

      Net increase in net assets resulting from operations                           92,734,972                 79,349,092
                                                                           ---------------------    -----------------------

Distributions to shareholders from:
      Net investment income
          Class III                                                                 (12,103,195)               (12,206,199)
          Class IV                                                                    -                          -
                                                                           ---------------------    -----------------------
          Total distributions from net investment income                            (12,103,195)               (12,206,199)
                                                                           ---------------------    -----------------------


      Net realized gains
          Class III                                                                (108,544,439)               (18,177,235)
          Class IV                                                                    -                          -
                                                                           ---------------------    -----------------------
          Total distributions from net realized gains                              (108,544,439)               (18,177,235)
                                                                           ---------------------    -----------------------

                                                                                   (120,647,634)               (30,383,434)
                                                                           ---------------------    -----------------------

Net share transactions - (Note 5)
          Class III                                                                (313,055,281)               124,906,849
          Class IV                                                                  330,350,503                  -
                                                                           ---------------------    -----------------------
          Increase in net assets resulting from net share transactions               17,295,222                124,906,849
                                                                           ---------------------    -----------------------


      Total increase (decrease) in net assets                                       (10,617,440)               173,872,507

Net assets:
      Beginning of period                                                           581,099,085                407,226,578
                                                                           ---------------------    -----------------------
                                                                           ---------------------    -----------------------
      End of period (including distributions in excess of net
          investment income of $(7,787,554) and accumulated
          undistributed net investment income of $31,487,338,
          respectively)                                                   $         570,481,645    $           581,099,085
                                                                           =====================    =======================

24                See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                      Year Ended February 28/29
                                                           -----------------------------------------------
                                                             1998              1997                 1996*
                                                           --------          --------             --------
Net asset value, beginning of period                       $  12.68          $  11.54             $  10.00
                                                           --------          --------             --------

Income from investment operations:
  Net investment income                                        0.27+             0.22                 0.23
  Net realized and unrealized gain                             1.72              1.63                 1.44
                                                           --------          --------             --------

         Total from investment operations                      1.99              1.85                 1.67
                                                           --------          --------             --------
Less distributions to shareholders from:
     Net investment income                                    (0.27)            (0.28)               (0.06)
     Net realized gains                                       (2.48)            (0.43)               (0.07)
                                                           --------          --------             --------

         Total distributions                                  (2.75)            (0.71)               (0.13)
                                                           --------          --------             --------

Net asset value, end of period                             $  11.92          $  12.68             $  11.54
                                                           ========          ========             ========

Total Return (a)                                              17.98%            16.55%               16.66%

Ratios/Supplemental Data:

     Net assets, end of period (000's)                     $207,653          $581,099             $407,227
     Net expenses to average
         daily net assets                                      0.69%             0.72%(c)             0.69%**
     Net investment income to average
         daily net assets                                      2.15%             2.25%                1.89%**
     Portfolio turnover rate                                     96%               84%                   7%
     Average broker commission rate per equity share (b)   $ 0.0086          $ 0.0067                   N/A
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                    $   0.05          $   0.04             $   0.05

*    Period from June 30, 1995 (commencement of operations) to February 29,
     1996.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .03% of average daily net assets.

                 See accompanying notes to the financial statements.          25

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                          Period from January 9, 1998
                                                          (commencement of operations)
                                                             to February 28, 1998
                                                               -------------

Net asset value, beginning of period                          $       10.87
                                                               -------------

Income (loss) from investment operations:
  Net investment income                                                0.01 +
  Net realized and unrealized gain                                     1.04
                                                               -------------


    Total from investment operations                                   1.05
                                                               -------------


Net asset value, end of period                                $       11.92
                                                               =============

Total Return (a)                                                      9.66%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                        $     362,829
     Net expenses to average
           daily net assets                                           0.63% *
     Net investment income to average
           daily net assets                                           0.72% *
     Portfolio turnover rate                                            96%
     Average broker commission rate (b)                       $      0.0086
     Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amount:                                      $        0.01


+    Computed using average shares outstanding throughout the period.
*    Annualized
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the period shown.
(b) The average broker commission rate will vary depending on the markets in which trades are executed.





26            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------
1.   Significant accounting policies

     GMO Currency Hedged International Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's foreign currency positions.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class IV commenced operations and Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 1998, there were no open swap agreements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $11,983,549 collateralized by cash in the amount of $12,906,326, which was invested in a short-term instrument.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

         Accumulated
       Undistributed Net      Accumulated Net Realized
       Investment Income           Gain/(Loss)                Paid-in Capital
     ---------------------- ----------------------------  ----------------------
        $(39,280,753)              $39,280,753                      -


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .60% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .75% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 5. For the year ended February 28, 1998, the Fund received $95,602 in purchase premiums. There is no premium for cash redemptions or reinvested distributions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .69%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $5,474. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $535,168,488 and $557,420,651, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:

                                       Gross Unrealized              Gross Unrealized               Net Unrealized
        Aggregate Cost                   Appreciation                  Depreciation                  Appreciation
 -----------------------------   -----------------------------   --------------------------   ----------------------------
         $574,060,003                    $77,004,229                    $68,463,992                   $8,540,237

4.   Principal shareholders

     At February 28, 1998, 39% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums received by the Fund, were as follows:


      Class III:                           Year Ended                                         Year Ended
                                       February 28, 1998                                   February 28, 1997
                          ---------------------------------------------      ----------------------------------------------
                                 Shares                  Amount                     Shares                   Amount
                          ---------------------    --------------------      ---------------------    ---------------------
     Shares sold                     8,582,791   $         112,053,373                 16,351,665   $          195,574,666
     Shares issued to
     shareholders in
     reinvestment of
     distributions                  10,291,607             116,658,063                  2,179,223               26,037,897
     Shares repurchased            (47,260,509)           (541,766,717)                (7,998,316)             (96,705,714)
                          ---------------------    --------------------      ---------------------    ---------------------
     Net increase /
     (decrease)                    (28,386,111)  $        (313,055,281)                10,532,572   $          124,906,849
                          =====================    ====================      =====================    =====================

                                                         Period from January 9, 1998
                                                         (commencement of operations)
      Class IV:                                              to February 28, 1998
                                                ---------------------------------------------
                                                      Shares                      Amount
                                                ------------------         ------------------
      Shares sold                                      31,203,675         $      339,183,949
      Shares issued to                                                                -
      shareholders in
      reinvestment
      of distributions                                     -                          -

      Shares repurchased                                 (768,555)                (8,833,446)
                                                ==================         ==================
      Net increase                                     30,435,120         $      330,350,503
                                                ==================         ==================

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Forward currency contracts

                                                                                                        Net Unrealized
           Settlement                                     Units of                                       Appreciation
             Date             Deliver/Receive             Currency                   Value              (Depreciation)
       -----------------  -----------------------  -----------------------   ----------------------   -------------------
       Buys
       3/6/98                      ATS                        955,539,347  $            74,850,877  $        (1,869,470)
       7/16/98                     ATS                        486,606,944               38,397,291              (75,096)
       4/17/98                     AUD                         25,425,134               17,336,128                71,221
       3/6/98                      BEF                      1,472,252,440               39,308,441             (727,772)
       7/16/98                     BEF                        631,152,927               16,976,516              (94,034)
       4/17/98                     CAD                         37,300,196               26,237,189             (280,643)
       3/6/98                      CHF                        225,541,095              153,741,550           (1,424,771)
       7/16/98                     CHF                         17,730,700               12,292,712             (140,754)
       3/6/98                      DEM                        327,862,361              180,698,163           (3,585,555)
       7/16/98                     DEM                         76,079,089               42,256,477               135,400
       3/6/98                      DKK                        115,267,641               16,663,899             (127,715)
       7/16/98                     DKK                          5,186,232                  754,578                  (25)
       3/6/98                      ESP                      2,941,219,734               19,098,298             (959,586)
       7/16/98                     ESP                      2,647,250,574               17,268,713              (24,935)
       3/6/98                      FIM                         54,923,288                9,969,285             (586,781)
       7/16/98                     FIM                         49,423,287                9,042,610               (8,041)
       3/6/98                      FRF                        466,461,505               76,617,849             (661,636)
       7/16/98                     FRF                         77,077,451               12,757,366               (2,534)
       3/6/98                      GBP                        181,932,441              299,508,099             (198,856)
       7/16/98                     GBP                         11,944,681               19,534,302                 5,942
       4/17/98                     HKD                        235,137,594               30,336,910               459,761
       3/6/98                      IEP                         26,962,816               36,762,917           (2,251,374)
       7/16/98                     IEP                         12,689,015               17,290,052             (168,382)
       3/6/98                      ITL                    107,653,204,006               60,157,490             (996,937)
       4/17/98                     JPY                      5,219,508,890               41,593,026             (437,214)

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts - continued

       Buys - continued

                                                                                                        Net Unrealized
          Settlement                                      Units of                                       Appreciation
            Date             Deliver/Receive              Currency                   Value              (Depreciation)
       -----------------  -----------------------  -----------------------   ----------------------   -------------------
       4/17/98                     MYR                         18,394,646  $             4,990,578  $          (160,541)
       3/6/98                      NLG                         97,276,693               47,533,681             (929,191)
       7/16/98                     NLG                         20,160,115                9,929,807                 7,439
       3/6/98                      NOK                        457,061,132               60,395,395           (3,012,159)
       7/16/98                     NOK                        178,656,585               23,749,866              (57,922)
       4/17/98                     NZD                         31,007,423               18,119,033             (725,901)
       3/6/98                      PTE                      1,381,590,000                7,436,256              (10,464)
       3/6/98                      SEK                        445,326,606               55,626,540           (2,127,559)
       7/16/98                     SEK                        179,766,820               22,543,414                35,705
       4/17/98                     SGD                         10,612,425                6,544,013             (108,117)
                                                                                                      -------------------
                                                                                                   $        (21,038,497)
                                                                                                      ===================

       Sales
       3/6/98                      ATS                        955,539,347               74,850,877 $           1,039,807
       7/16/98                     ATS                        413,053,753               32,593,339               151,492
       4/17/98                     AUD                         73,864,302               50,364,374             1,178,612
       3/6/98                      BEF                      1,472,252,440               39,308,440               842,324
       7/16/98                     BEF                        703,730,233               18,928,674                46,445
       4/17/98                     CAD                         26,421,598               18,585,116               207,290
       3/6/98                      CHF                        225,541,094              153,741,550             3,280,886
       7/16/98                     CHF                        108,271,845               75,064,976               144,718
       3/6/98                      DEM                        327,862,361              180,698,163             3,703,549
       7/16/98                     DEM                        155,473,964               86,354,635               469,013
       3/6/98                      DKK                        115,267,642               16,663,899               559,264
       7/16/98                     DKK                        110,081,409               16,016,442                81,662
       3/6/98                      ESP                      2,941,219,734               19,098,297                79,131
       7/16/98                     ESP                        134,944,800                  880,281                 7,748

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts - continued

     Sales - continued

                                                                                                         Net Unrealized
          Settlement                                      Units of                                        Appreciation
             Date            Deliver/Receive              Currency                   Value               (Depreciation)
       -----------------  -----------------------  -----------------------   ----------------------   -------------------
       3/6/98                      FIM                         54,923,287  $             9,969,286  $             50,582
       7/16/98                     FIM                          5,500,000                1,006,294                 8,747
       3/6/98                      FRF                        466,461,504               76,617,849             1,658,654
       7/16/98                     FRF                        175,760,408               29,090,736               225,219
       3/6/98                      GBP                        181,932,440              299,508,099           (1,436,341)
       7/16/98                     GBP                        110,459,760              180,645,615               (1,909)
       4/17/98                     HKD                        604,331,680               77,969,478           (1,789,844)
       3/6/98                      IEP                         26,962,815               36,762,917             1,097,807
       7/16/98                     IEP                            271,250                  369,605                   331
       3/6/98                      ITL                    107,653,204,006               60,157,491             1,556,717
       7/16/98                     ITL                     37,523,272,854               20,963,864                49,953
       4/17/98                     JPY                     17,140,897,085              136,591,737             2,268,107
       4/17/98                     MYR                        111,167,918               30,160,523             1,953,300
       3/6/98                      NLG                         97,276,694               47,533,681             1,058,500
       7/16/98                     NLG                         57,333,161               28,239,285               238,689
       3/6/98                      NOK                        457,061,132               60,395,395               839,383
       7/16/98                     NOK                          6,062,060                  805,865                 7,212
       4/17/98                     NZD                         37,037,971               21,642,953             1,433,322
       3/6/98                      PTE                      1,381,590,000                7,436,256               123,744
       7/16/98                     PTE                      1,381,590,000                7,471,487                 5,459
       3/6/98                      SEK                        445,326,606               55,626,540              (35,104)
       7/16/98                     SEK                        340,894,037               42,749,354                 7,740
       4/17/98                     SGD                         71,527,119               44,106,258               293,225
                                                                                                      -------------------
                                                                                                    $         21,405,434
                                                                                                      ===================

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
Currency Abbreviations:

 ATS    Austrian Schilling                  HKD     Hong Kong Dollar
 AUD    Australian Dollar                   IEP     Irish Pound
 BEF    Belgian Franc                       ITL     Italian Lira
 CAD    Canadian Dollar                     JPY     Japanese Yen
 CHF    Swiss Franc                         MYR     Malaysian Ringgit
 DEM    German Mark                         NLG     Netherlands Guilder
 DKK    Danish Krona                        NOK     Norwegian Kroner
 ESP    Spanish Peseta                      NZD     New Zealand Dollar
 FIM    Finnish Markka                      PTE     Portuguese Escudo
 FRF    French Franc                        SEK     Swedish Krona
 GBP    British Pound                       SGD     Singapore Dollar

Futures contracts

                                                                                                       Net Unrealized
    Number of                                                                     Contract              Appreciation
    Contracts                 Type                    Expiration Date              Value               (Depreciation)
    --------------    ----------------------      --------------------------------------------      --------------------
     Buys
    191               DAX                               March 1998        $        49,535,280      $          5,081,505
    248               MIB 30                            March 1998                 40,254,872                 6,486,408
    14                TSE 35                            March 1998                  1,883,357                   130,645
                                                                                                    --------------------
                                                                                                   $         11,698,558
                                                                                                    ====================
    Sales
    274               ALL ORDS                          March 1998        $        12,599,727      $          (588,698)
    168               FTSE 100                          March 1998                 39,977,410               (3,239,967)
    178               HANG SENG                         March 1998                 13,276,719               (1,196,543)
    161               IBEX 35                           March 1998                  9,355,907                 (788,305)
    23                MATIF CAC 40                      March 1998                  2,592,635                 (172,606)
    131               OMX STOCK                         March 1998                  4,496,253                  (99,298)
    71                TOPIX                             March 1998                  7,171,377                  (32,150)
                                                                                                    --------------------
                                                                                                   $        (6,117,567)
                                                                                                    ====================

At February 28, 1998, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 22.54% of distributions as net capital gain dividends.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO Currency Hedged International Core Fund returned 18.0% for the fiscal year ended February 28, 1998 as compared to 25.1% for the GMO EAFE-Lite Hedged Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

Overseas markets were mixed during the fiscal year. Although a strong bull market prevailed in Europe, the investment climate was difficult for investors in the Far East. Poor economic conditions in Japan combined with the fallout from the Asian currency crisis caused most stock markets in the Pacific Rim to fall significantly. Hedging currency exposure back to the strong-performing U.S. dollar added to the absolute performance of the fund.

Within Europe, ten of the fourteen EAFE markets returned in excess of 30% for the year, led by strong performance of the largest international blue chip companies. On the other hand, small European stocks performed poorly throughout the region.

Weakness in the Pacific Rim countries offset the strong performance of the European markets. Many of the Pacific Rim countries represented in the index (Japan, Malaysia, Hong Kong and Singapore) were significantly affected by the debt crisis in the Asian markets. Weakening currencies further depressed returns for dollar-based investors. In the crisis environment pervading these markets, both large and small stocks performed poorly in absolute terms, however, smaller stocks were more drastically affected by the turn of events.

Impact of country selection

Country selection contributed negatively to the Fund's performance for the year, primarily in some of the Asian countries where the Fund had slight overweights in the latter part of the year. In Europe, where the Fund was underweight in many of the expensive markets, including the Netherlands, Switzerland, and the United Kingdom, performance was also negatively affected. These decisions were somewhat offset by the Fund's overweighting of the Italian market, which was one of the best performing EAFE markets for the year, as well as by underweighting Japan.

Impact of stock selection

Stock selection was negative for the year as the Fund's value orientation was not rewarded in a market environment that favored the largest, growth-oriented international stocks. This trend was perhaps best exemplified by the remarkable spread between large and small stocks in the U.K., where the largest 20% of the market outperformed the smallest 20% by a margin of twenty-seven percentage points (27%). As a group, the largest multinational stocks are very expensive relative to their historical levels, and the Fund maintained a significant underweight in these stocks during the year. Our bias in favor of smaller, less expensive companies, was not rewarded.

Current portfolio structure and outlook

Country selection. The International Core Fund remains underweight in Japan. The Fund holds no weight in the Netherlands and we have increased our underweight in the U.K. as the market (and the British pound) appear expensive on all of our valuation measures. The Fund's largest overweight positions are in Italy and Canada.

Stock selection. Small stocks in EAFE are now cheaper than they have been in more than twenty years. Value stocks are also very attractive in many European markets, following the strong run over the last several years in multinational companies. While small stocks also appear attractive in a number of the Pacific Rim countries, we are somewhat more cautious about their outlook given their higher risk of bankruptcy in what will likely be a difficult economic environment. Overall, the Fund remains about 20% overweight in smaller stocks and 20% underweight in large, multinational stocks.

The Fund is very well positioned to outperform the benchmark over the next three years. Although the restructuring craze in Europe may well provide support for large companies in the short term, we believe large cap companies (whose valuations are historically high) are susceptible to earnings disappointments, and eventually, shrinking profit margins. We expect value and small stocks to do well in many countries over the next several years.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Currency Hedged International Core Fund

           Comparison of Change in Value of a $10,000 Investment in
       GMO Currency Hedged International Core Fund Class III Shares and
                              the MSCI EAFE Index
                            As of February 28, 1997

      ------------------------------
        Average Annual Total Return
      ------------------------------
                           Since
        1 Year           Inception
      ------------------------------
Class                     6/30/95
 III     17.3%             19.1%
      ------------------------------
Class                      1/9/98
 IV       n/a               9.0%
      ------------------------------


                           [LINE GRAPH APPEARS HERE]

                GMO Currency
                   Hedged
                International   MSCI EAFE-Lite       MSCI
    Date         Core Fund       Hedged Index     EAFE Index
   -------      -------------   --------------    ----------
   6/30/95         $9,940          $10,000         $10,000
   2/29/96        $11,596          $12,010         $10,919
   2/28/97        $13,515          $14,193         $11,273
   2/28/98        $15,945          $17,756         $13,017


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset value of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvestment distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 60 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that had been offered by the Fund since inception. Performance for Class IV shares may be different due to lower shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO Growth Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Growth Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                   Value ($)
--------------------------------------------------------------------------------
                  COMMON STOCKS -- 95.8%
                  Advertising -- 0.3%
    10,700        Interpublic Group Inc                             583,150
                                                            ---------------
                  Aerospace -- 0.3%
     3,300        Teleflex Inc                                      133,856
     4,000        Thiokol Corp                                      382,500
                                                            ---------------
                                                                    516,356
                                                            ---------------
                  Automotive -- 0.9%
     1,000        Bandag Inc                                         56,063
     3,200        Borg Warner Automotive Inc                        187,600
       800        Breed Technologies Inc                             17,400
    16,600        Ford Motor Co                                     938,938
     8,050        Genuine Parts Co                                  297,850
     7,100        Lear Corp *                                       375,413
                                                            ---------------
                                                                  1,873,264
                                                            ---------------
                  Banking and Financial Services -- 4.7%
    10,200        Ahmanson (HF) & Co                                636,863
       150        Amsouth Bancorp                                     8,428
     6,096        Bear Stearns Inc                                  284,233
     4,800        Beneficial Corp                                   566,400
    22,900        Charles Schwab & Co Inc                           864,475
     1,000        City National Corp                                 37,188
       400        Countrywide Credit Industry Inc                    17,775
     9,000        Dime Bancorp Inc                                  274,500
     3,000        Donaldson Lufkin & Jenrette                       245,625
     9,700        Edwards (AG) Inc                                  408,006
    18,201        Franklin Resources Inc                            928,231
     3,300        Golden State Bancorp *                            117,563
       700        John Nuveen and Co Inc, Class A                    24,719
       750        Liberty Financial Cos                              27,188
     8,800        MGIC Investment Corp                              648,450
    13,200        Morgan Stanley Dean Witter Discover & Co          919,875
     1,200        New England Investment Co, L.P.                    42,000
     2,600        Northfork Bancorp                                  88,888
     3,650        Paine Webber Group Inc                            153,300
       100        Peoples Heritage Finance Group Inc                  4,656
     7,200        Raymond James Financial Corp                      287,100
    11,000        Rowe (T) Price & Associates Inc                   730,125
    36,145        Travelers Group Inc                             2,015,083
     1,200        Unionbancal Corp                                  111,750
                                                            ---------------
                                                                  9,442,421
                                                            ---------------

               See accompanying notes to the financial statements.             1

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares         Description                                    Value ($)
--------------------------------------------------------------------------------
                  Chemicals -- 0.5%
     6,200        Great Lakes Chemical Corp                         301,475
     2,700        Lubrizol Corp                                     104,119
     5,800        Morton International Inc                          191,763
     1,600        Praxair Inc                                        76,500
     1,300        Scherer (RP) Corp *                                79,056
     7,600        Wellman Inc                                       163,400
                                                            ---------------
                                                                    916,313
                                                            ---------------

                  Communications -- 0.2%
    17,000        DSC Communications Corp *                         333,625
                                                            ---------------

                  Computer and Office Equipment -- 5.1%
    52,700        Computer Associates International Inc           2,483,487
    58,200        EMC Corp                                        2,226,149
    17,700        Gateway 2000 Inc                                  778,800
    21,400        HBO & Co                                        1,158,275
    29,000        Hewlett Packard Co                              1,942,999
    10,400        Lexmark International Group Inc *                 444,600
    12,100        Micron Technology Inc *                           401,569
     7,100        Quantum Corp                                      178,388
    29,400        Silicon Graphics Inc *                            442,838
     4,700        Stratus Computer Inc *                            235,881
                                                            ---------------
                                                                 10,292,986
                                                            ---------------

                  Construction -- 2.6%
       400        Centex Corp                                        29,225
    76,000        Home Depot Inc                                  4,849,749
     3,500        Lowes Co Inc                                      204,531
     4,900        McDermott International Inc                       192,938
                                                            ---------------
                                                                  5,276,443
                                                            ---------------

                  Consumer Goods -- 4.6%
       642        Block Drug Co Inc, Class A                         27,044
    11,900        Colgate-Palmolive Co                              966,131
     2,800        Department 56 Inc *                                92,225
    11,100        Eastman Kodak Co                                  728,438
     1,300        First Brands Corp                                  33,475

2              See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



 Shares            Description                                    Value ($)
--------------------------------------------------------------------------------
                   Consumer Goods -- continued
     10,200        Fortune Brands Inc                                404,813
      5,700        Hasbro Inc                                        206,981
      1,700        Johnson Controls                                   94,456
      9,300        Jones Apparel Group Inc *                         511,500
      5,800        Kohls Corp *                                      465,088
      6,000        Lancaster Colony Corp                             264,000
     32,800        Mattel Co                                       1,387,849
      3,500        Maytag Corp                                       157,500
      7,300        Miller Herman Inc                                 447,125
      7,800        Newell Co                                         357,825
      1,000        Nine West Group Inc *                              27,500
     18,000        Procter and Gamble Co                           1,528,874
      5,000        Reebok International Ltd *                        155,938
      3,700        Russell Corp                                      100,363
     10,700        Sunbeam Corp                                      442,713
      5,300        Terra Industries Inc                               62,938
      6,600        Unifi Inc                                         242,550
     13,200        VF Corp                                           629,475
        500        Wallace Computer Services                          18,188
                                                              --------------
                                                                   9,352,989
                                                              --------------

                   Electronic Equipment -- 4.0%
     13,100        Cypress Semiconductor Corp *                      123,631
      6,400        Dallas Semiconductor Corp                         304,000
        900        Integrated Device Technology Inc *                 13,556
     11,900        Linear Technology Corp                            901,425
      3,000        Litton Industries *                               186,750
     20,100        Maxim Integrated Products Inc                     811,538
      2,300        Microchip Technology Inc *                         55,631
      5,750        Molex Inc                                         173,938
     52,100        Motorola Inc                                    2,904,574
     18,100        Raytheon Co, Class B                            1,064,506
     10,400        Read Rite Corp *                                  148,200
     21,100        Texas Instruments                               1,221,163
      2,300        Vicor Corp *                                       64,975
      3,900        Vishay Intertechnology Inc                         79,463
                                                              --------------
                                                                   8,053,350
                                                              --------------

                   Environmental Control -- 0.1%
     14,400        Wheelabrator Technology Inc                       234,900
                                                              --------------

              See accompanying notes to the financial statements.              3

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares          Description                                    Value ($)
--------------------------------------------------------------------------------
                   Food and Beverage -- 4.0%
      3,000        Anheuser Busch Cos Inc                           140,625
      4,800        Bestfoods                                        505,800
     48,900        Coca Cola Co                                   3,358,818
     32,800        Coca Cola Enterprises Inc                      1,084,450
      2,200        Dean Foods Co                                    121,000
      8,300        IBP Inc                                          185,194
      2,400        Kellogg Co                                       102,300
     12,500        McDonald's Corp                                  684,375
      5,500        Pepsico Inc                                      201,094
        300        Quality Food Centers Inc *                        25,088
      8,300        Sara Lee Corp                                    468,950
      4,500        Smithfield Foods Inc                             142,313
     11,200        Sysco Corp                                       527,100
      1,900        Tootsie Roll Industries Inc                      141,788
      6,000        Unilever NV ADR                                  385,875
      6,700        Whitman Corp                                     119,344
                                                               ------------
                                                                  8,194,114
                                                               ------------

                   Health Care -- 8.4%
      5,500        Bard (CR)                                        191,813
      2,400        Beckman Instruments Inc                          116,100
      3,200        Becton Dickinson & Co                            203,600
     22,800        BioMet Inc                                       679,725
      8,300        Boston Scientific Corp *                         495,925
        350        Cardinal Health Inc                               28,656
     58,200        Columbia HCA Healthcare Corp                   1,578,674
      4,400        Forest Laboratories Inc *                        275,275
      7,400        Health Care & Retirement *                       324,675
      1,800        Health Management Associates Inc                  50,063
      2,400        Hillenbrand Industries Inc                       134,850
     72,400        Johnson & Johnson                              5,466,199
      4,100        Laboratory Corporation of America Holdings         7,944
      6,500        Lincare Holdings Inc *                           421,890
      8,400        Mallinckrodt Inc                                 326,025
      1,900        Marquette Medical Systems, Class A *              52,250
     11,800        McKesson Corp                                    615,075
     57,000        Medtronic Inc                                  3,028,124
      6,800        Novacare Corp *                                   95,200
      9,200        Paragon Health Network Inc                       171,350
      9,100        Perrigo Co *                                      97,825

4             See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares          Description                                    Value ($)
--------------------------------------------------------------------------------
                   Health Care -- continued
      3,100        Safeskin Corp *                                  190,263
      5,900        Sofamor Denek Group Inc *                        443,975
      9,000        Steris Corp *                                    532,688
      4,200        Stryker Corp                                     171,938
      4,100        Universal Health Services, Class B *             214,225
     17,700        Wellpoint Health Network *                     1,034,344
                                                               ------------
                                                                 16,948,671
                                                               ------------
                   Insurance -- 3.6%
      3,100        Aetna Life and Casualty Co                       270,863
        100        AFLAC Corp                                         6,144
      3,500        AMBAC Inc                                        186,375
      1,800        American Bankers Insurance Group                 101,250
        500        American International Group Inc                  60,094
      1,600        American National Insurance Co                   155,200
        100        CNA Financial Corp *                              14,394
     21,601        Conseco Inc                                    1,013,899
      9,400        Foundation Health Systems Inc, Class A *         260,263
      2,000        Fremont General Corp                             117,375
      2,400        Horace Mann Educators Corp                        85,200
      8,900        Loews Corp                                       892,781
      7,200        MBIA Inc                                         526,950
      3,400        Mercury General Corp                             192,950
      1,400        Ohio Casualty Corp                                65,450
      2,900        Orion Capital Corp                               141,556
      7,100        Progressive Corp                                 822,713
      9,900        Reliastar Financial Corp                         470,869
      3,000        Safeco Corp                                      157,313
     11,400        Saint Paul Cos Inc                             1,010,325
     11,000        Torchmark Corp                                   512,188
      3,400        Transatlantic Holding Inc                        257,125
                                                               ------------
                                                                  7,321,277
                                                               ------------
                   Machinery -- 1.4%
     64,800        Applied Materials Inc                          2,385,449
      5,400        Donaldson Co Inc                                 128,588
      5,100        Kaydon Corp                                      189,656
      1,600        Lam Research Corp *                               45,400
      1,000        Novellus System Inc                               47,938
      3,800        Oakley Inc *                                      45,838
                                                               ------------
                                                                  2,842,869
                                                               ------------

              See accompanying notes to the financial statements.              5

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                    Value ($)
--------------------------------------------------------------------------------
                  Manufacturing -- 2.4%
     8,800        American Greetings Corp                           401,500
    11,700        Clayton Homes Inc                                 232,538
     3,300        Crane Co                                          161,700
    10,946        Gillette Co                                     1,180,800
    20,100        International Game Technology                     487,425
     7,100        Leggett & Platt Inc                               356,331
    14,000        Owens Illinois Inc *                              537,250
     5,600        Trinity Industries Inc                            281,400
    24,200        Tyco International Ltd                          1,228,150
                                                            ---------------
                                                                  4,867,094
                                                            ---------------

                  Metals and Mining -- 0.1%
     8,300        Timken Co                                         267,675
                                                            ---------------

                  Oil and Gas -- 2.3%
    18,600        Atlantic Richfield Co                           1,446,149
     4,200        BJ Services Co                                    144,375
       100        FINA Inc, Class A                                   6,325
     3,400        Occidental Petroleum Corp                          86,913
     2,300        Pennzoil Co                                       153,956
     5,900        Santa Fe Energy Resources Inc                      66,006
    14,600        Schlumberger Ltd                                1,100,475
    20,900        Union Pacific Resources Group                     467,638
     4,200        Union Texas Petroleum Holdings Inc                 84,788
    32,600        USX - Marathon Group                            1,126,738
       400        Williams Co Inc                                    13,075
                                                            ---------------
                                                                  4,696,438
                                                            ---------------

                  Paper and Allied Products -- 0.1%
     4,500        Sonoco Products Co                                174,094
                                                            ---------------

                  Pharmaceuticals -- 6.9%
    68,604        Abbott Laboratories                             5,132,436
       200        Barr Laboratories Inc                               6,800
     4,925        Bergen Brunswig Corp, Class A                     221,625
     2,500        Bristol Myers Squibb Co                           250,469
     7,700        ICN Pharmaceuticals Inc                           444,675
    11,900        Immnunex Corp *                                   703,588
     3,630        Mark IV Industries Inc                             84,398

6             See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                    Value ($)
--------------------------------------------------------------------------------
                  Pharmaceuticals -- continued
     8,800        Merck & Co Inc                                  1,122,550
    15,200        Mylan Laboratories Inc                            309,700
    25,612        Pfizer Inc                                      2,266,661
     4,900        Rexall Sundown Inc                                181,300
    13,700        Schering Plough Corp                            1,042,056
       500        Sigma-Aldrich Corp                                 19,750
     9,400        Warner Lambert Co                               1,374,749
    21,100        Watson Pharmaceutical Inc                         756,963
                                                            ---------------
                                                                 13,917,720
                                                            ---------------

                  Primary Materials -- 0.3%
     6,600        Rubbermaid Inc                                    191,400
     6,800        Tupperware Corp                                   182,750
     2,000        Vulcan Materials Co                               201,250
                                                            ---------------
                                                                    575,400
                                                            ---------------

                  Printing and Publishing -- 0.2%
     2,300        AH Belo Corp                                      125,925
     1,100        Central Newspapers, Class A                        78,581
       600        Washington Post Co, Class B                       296,100
                                                            ---------------
                                                                    500,606
                                                            ---------------

                  Real Estate -- 0.0%
     1,500        Lennar Corp                                        41,906
     1,400        Newhall Land & Farming Co                          45,238
                                                            ---------------
                                                                     87,144
                                                            ---------------

                  Refining -- 0.3%
     9,900        Sun Co Inc                                        395,381
     6,000        Valero Energy Corp                                213,000
                                                            ---------------
                                                                    608,381
                                                            ---------------

                  Retail Trade -- 9.5%
    27,800        Albertsons Inc                                  1,301,387
    10,200        American Stores Co                                256,913
    18,300        Autozone Inc *                                    553,575
     9,300        Barnes & Noble Inc                                326,663
     2,700        Best Buy Co Inc *                                 160,988
       500        Blair Corp                                         10,688
     2,700        Burlington Coat Factory Warehouse                  41,006
     5,600        CKE Restaurants Inc                               237,650
    11,887        Consolidated Stores Corp                          488,853


              See accompanying notes to the financial statements.              7

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                    Value ($)
--------------------------------------------------------------------------------


                  Retail Trade -- continued
    19,200        Costco Cos Inc *                                   938,400
       700        Dayton Hudson Corp                                  54,119
    11,900        Dillards Department Stores Inc                     423,938
    18,618        Dollar General Corp                                858,755
     2,500        Family Dollar Stores Inc                            89,063
    18,400        Food Products Lion Inc                             181,700
     3,670        Fred Meyer Inc                                     163,086
    40,400        Gap Inc                                          1,805,374
    15,100        General Nutrition Cos Inc *                        600,225
     2,000        Hannaford Brothers Co                               84,375
     2,500        Kmart Corp *                                        33,438
     3,400        Kroger Co                                          143,650
       700        Lands End Inc *                                     27,563
    28,500        Limited Inc                                        826,500
     1,300        Nordstrom Inc                                       74,547
    14,700        Office Depot *                                     404,250
     8,600        Outback Steakhouse Inc *                           307,450
     2,600        Pier 1 Imports Inc                                  69,550
    11,400        Rite Aid Corp                                      369,075
    30,726        Safeway Inc                                      1,071,569
       800        Stanhome Inc                                        23,100
    13,300        Tandy Corp                                         591,850
    25,100        Toys R Us Inc *                                    658,875
     1,800        Value City Department Stores Inc *                  20,025
   125,400        Wal Mart Stores Inc                              5,807,587
     6,000        Whole Foods Market Inc *                           367,125
                                                              --------------
                                                                  19,372,912
                                                              --------------

                  Services -- 4.4%
       600        BHC Communications Inc, Class A                     82,800
    36,600        Cendant Corp *                                   1,372,499
     3,800        Cintas Corp                                        161,500
     1,000        Circus Circus Enterprises Inc *                     22,000
     6,300        Clear Channel Communications Inc *                 570,938
    27,601        Disney Walt Co                                   3,089,490
     3,300        Fleming Cos Inc                                     58,781
    13,100        Halliburton Company                                609,150
    16,100        Harrahs Entertainment Inc *                        339,106
       600        Kingworld Productions Inc                           16,013
     6,500        Oakwood Homes Corp                                 257,563


8             See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                    Value ($)
--------------------------------------------------------------------------------

                  Services -- continued
     4,400        Omnicom Group                                     201,300
     3,000        Paychex Inc                                       154,875
     7,750        Robert Half International Inc                     350,688
     8,750        Servicemaster Company                             237,344
     8,600        Supervalu Inc                                     409,575
     7,800        United Video Satellite Group Inc *                288,600
    30,400        Waste Management Inc                              760,000
                                                             --------------
                                                                  8,982,222
                                                             --------------

                  Technology -- 19.9%
    19,700        Adobe Systems Inc                                 870,494
    16,500        Advanced Micro Devices Inc *                      386,719
    19,800        America Online Inc *                            2,398,274
     4,600        Autodesk Inc                                      217,925
    17,900        Automatic Data Processing Inc                   1,093,019
     4,100        Avnet Inc                                         261,375
    64,000        Bay Networks Inc *                              2,167,999
     9,100        BMC Software Inc *                                696,150
     3,700        Ceridian Corp *                                   172,281
     5,700        Cognex Corp *                                     137,156
   179,400        Compaq Computer Corp                            5,752,012
     3,400        Computer Horizons Corp                            177,438
     5,700        Computer Sciences Corp *                          596,719
    26,600        Compuware Corp                                  1,120,525
    18,500        Dell Computer Corp                              2,587,687
     3,500        Fiserv Inc *                                      191,625
     5,300        Grainger (WW) Inc                                 513,106
    89,100        Intel Corp                                      7,991,155
     7,700        Intuit Inc *                                      358,050
     4,800        Keane Inc                                         223,200
    11,400        KLA Instruments Corp *                            526,181
   120,600        Microsoft Corp                                 10,220,849
    13,600        Platinum Technology Inc *                         345,100
     5,200        Policy Management System Corp *                   376,350
     2,400        Seagate Technology Corp *                          58,350
     5,000        Storage Technology Corp *                         341,250
     9,700        Symantec *                                        244,319
     9,600        Teradyne Inc *                                    453,000
                                                             --------------
                                                                 40,478,308
                                                             --------------

              See accompanying notes to the financial statements.              9

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                    Value ($)
--------------------------------------------------------------------------------

                  Telecommunications -- 5.0%
    19,000        Airtouch Communications Inc *                         853,813
    37,800        AT & T Corp                                         2,301,074
     2,200        Bell Atlantic Corp                                    197,450
     4,900        Century Telephone Enterprises Inc                     298,900
    27,400        MCI Communications Corp                             1,310,062
     9,400        Mobile Telecommunications Technologies Corp *         211,500
    29,700        Nextel Communications Inc, Class A *                  878,006
     5,200        Southern New England Telecommunications Corp          328,250
    16,400        Sprint Corp                                         1,082,400
       700        TCA Cable TV Inc                                       34,475
       900        Telephone Data System                                  39,206
     4,100        United States Cellular Corp *                         123,769
    12,800        US West Inc                                           666,400
     2,300        Viacom Inc, Class B *                                 110,400
    42,700        Worldcom Inc *                                      1,630,605
                                                                 --------------
                                                                     10,066,310
                                                                 --------------



                  Tobacco -- 2.1%
    97,584        Philip Morris Cos Inc                               4,238,804
                                                                 --------------

                  Transportation -- 1.5%
     4,800        Airborne Freight Corp                                 173,700
    12,500        Burlington Northern Santa Fe Railroad Co            1,245,312
     6,600        Comair Holdings Inc                                   175,725
    13,000        CSX Corp                                              727,188
     4,400        FDX Corp *                                            280,225
     1,600        Gatx Corp                                             124,000
     6,700        Kansas City Southern Industries                       249,156
     2,900        Southwest Airlines Co                                  83,194
                                                                 --------------
                                                                      3,058,500
                                                                 ---------------

                  Utilities -- 0.1%
     6,851        Citizens Utilities, Class B                            64,228
     1,100        Coastal Corp                                           69,988
     1,800        MCN Corp                                               66,263
       600        Natural Gas Clearinghouse                               9,300
                                                                 --------------
                                                                        209,779
                                                                 --------------

                  TOTAL COMMON STOCKS (COST $147,623,524)           194,284,115
                                                                 --------------

10            See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



 Par Value ($)/
     Shares     Description                                         Value ($)
--------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 12.1%

                Cash Equivalents -- 6.4%
 $ 3,880,310    BankBoston Eurodollar Time Deposit, 5.7875%
                due 3/2/98/(a)/                                      3,880,310
 $   615,162    First Union National Bank of North Carolina
                Eurodollar Time Deposit, 5.6250% due 3/2/98/(a)/       615,162
   3,475,665    Merrimac Cash Fund Premium Class/(a)/                3,475,665
 $ 5,000,000    Prudential Securities Group Inc, Master Note,
                5.8875% due 3/2/98/(a)/                              5,000,000
                                                               ---------------
                                                                    12,971,137
                                                               ---------------

                U.S. Government -- 0.2%
 $   400,000    U.S. Treasury Bill 5.165% due 5/28/98/(b)/             394,992
                                                               ---------------

                Repurchase Agreements -- 5.5%
 $10,295,052    Salomon Smith Barney Inc. Repurchase Agreement,
                dated 2/27/98, due 3/2/98, with a maturity
                value of $10,299,401 and an effective yield of
                5.07%, collateralized by a U.S. Treasury
                Obligation with a rate of 8.875%, with a
                maturity date of 8/15/17 and with a market
                value of $10,500,953.                               10,295,052
 $   931,831    Prudential Securities Inc. Repurchase Agreement,
                dated 2/27/98, due 3/2/98, with a maturity value
                of $932,225 and an effective yield 5.07%,
                collateralized by a U.S. Government Agency
                Obligation with a rate of 8.50%, with a
                maturity date of 10/01/26 and with a market
                value of $950,472.                                     931,831
                                                               ---------------
                                                                    11,226,882
                                                               ---------------

                TOTAL SHORT-TERM INVESTMENTS  (COST
                $24,592,912)                                        24,593,012
                                                               ---------------

                TOTAL INVESTMENTS -- 107.9%
                (COST $172,216,436)                                218,877,127

                Other Assets and Liabilities (net)--(7.9)%         (15,953,633)
                                                               ---------------

                TOTAL NET ASSETS-- 100%                        $   202,923,494
                                                               ===============

                Notes to the Schedule of Investments:

                ADR - American Depositary Receipt
              * Non-income producing security.
           /(a)/Represents investments of security lending collateral (Note 1). /(b)/Security has been segregated to cover margin requirements on open financial futures contracts.

              See accompanying notes to the financial statements.             11

GMO Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $172,216,436) (Note 1)                                         $ 218,877,127
  Receivable for investments sold                                                                4,623,570
  Dividends and interest receivable                                                                127,030
  Receivable for expenses waived or borne by Manager (Note 2)                                       30,895
                                                                                             -------------

      Total assets                                                                             223,658,622
                                                                                             -------------

Liabilities:
  Payable for investments purchased                                                              4,194,233
  Payable upon return of securities loaned (Note 1)                                             12,971,137
  Payable for Fund shares repurchased                                                            2,199,153
  Payable to affiliate for (Note 2):
     Management fee                                                                                 76,921
     Shareholder service fee                                                                        22,662
  Payable for open swap contracts (Note 1 and 6)                                                 1,216,499
  Payable for variation margin on open futures contracts (Notes 1 and 6)                            11,100
  Accrued expenses                                                                                  43,423
                                                                                             -------------

      Total liabilities                                                                         20,735,128
                                                                                             -------------

Net assets                                                                                   $ 202,923,494
                                                                                             =============

Net assets consist of:
  Paid-in capital                                                                            $ 144,425,100
  Accumulated undistributed net investment income                                                  122,883
  Accumulated undistributed net realized gain                                                   12,599,278
  Net unrealized appreciation                                                                   45,776,233
                                                                                             -------------
                                                                                             $ 202,923,494
                                                                                             =============

Net assets attributable to:
  Class III shares                                                                           $ 202,923,494
                                                                                             =============

Shares outstanding:
  Class III                                                                                     46,341,959
                                                                                             =============

Net asset value per share:
  Class III                                                                                  $        4.38
                                                                                             =============

12            See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
    Dividends                                                     $   1,791,632
    Interest (including securities lending income of $27,282)           777,966
                                                                  -------------

         Total income                                                 2,569,598
                                                                  -------------

Expenses:
    Management fee (Note 2)                                           1,008,998
    Custodian and transfer agent fees                                    72,661
    Audit fees                                                           35,364
    Registration fees                                                     6,654
    Legal fees                                                            2,836
    Trustees fees (Note 2)                                                1,809
    Miscellaneous                                                         1,085
    Fees waived or borne by Manager (Note 2)                           (463,468)
                                                                  -------------
                                                                        665,939
    Shareholder service fee (Note 2)
         Class III                                                      302,285
                                                                  -------------
         Net expenses                                                   968,224
                                                                  -------------

              Net investment income                                   1,601,374
                                                                  -------------

Realized and unrealized gain (loss):
    Net realized gain (loss) on:
         Investments                                                 40,050,840
         Closed futures contracts                                     2,204,589
         Closed swap contracts                                       (1,894,000)
                                                                  -------------

              Net realized gain                                      40,361,429
                                                                  -------------

    Change in net unrealized appreciation (depreciation) on:
         Investments                                                 19,047,186
         Open futures contracts                                         639,886
         Open swap contracts                                            433,022
                                                                  -------------

              Net unrealized gain                                    20,120,094
                                                                  -------------

         Net realized and unrealized gain                            60,481,523
                                                                  -------------

Net increase in net assets resulting from operations              $  62,082,897
                                                                  =============


              See accompanying notes to the financial statements.             13

GMO Growth Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        Year Ended             Year Ended
                                                                     February 28, 1998     February 28, 1997
                                                                     -----------------     -----------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                             $     1,601,374      $      3,964,241
    Net realized gain                                                      40,361,429           108,934,644
    Change in net unrealized appreciation (depreciation)                   20,120,094           (50,479,915)
                                                                      ----------------     -----------------

    Net increase in net assets resulting from operations                   62,082,897            62,418,970
                                                                      ----------------     -----------------

Distributions to shareholders from:
    Net investment income
         Class III                                                         (2,146,620)           (4,363,604)
                                                                      ----------------     -----------------
    Net realized gains
         Class III                                                        (80,215,172)          (77,849,380)
                                                                      ----------------     -----------------

                                                                          (82,361,792)          (82,212,984)
                                                                      ----------------     -----------------
    Net share transactions: (Note 5)
         Class III                                                        (20,981,043)         (127,388,467)
                                                                      ----------------     -----------------
    Decrease in net assets resulting from net share transactions          (20,981,043)         (127,388,467)
                                                                      ----------------     -----------------

        Total decrease in net assets                                      (41,259,938)         (147,182,481)

Net assets:
    Beginning of period                                                   244,183,432           391,365,913
                                                                      ----------------     -----------------


    End of period (including accumulated undistributed net investment
        income of $122,883 and $668,129, respectively)                $   202,923,494      $    244,183,432
                                                                      ================     =================

14            See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                             Year Ended February 28/29,
                                            -------------------------------------------------------------
                                              1998         1997         1996          1995         1994
                                            --------     --------     --------      --------     --------
Net asset value, beginning of period        $   5.18     $   5.65     $   4.45      $   4.14     $   4.55
                                            --------     --------     --------      --------     --------

Income from investment operations:
    Net investment income                       0.04         0.07         0.08          0.06         0.06
    Net realized and unrealized gain            1.41         1.03         1.54          0.38         0.11
                                            --------     --------     --------      --------     --------

        Total from investment
        operations                              1.45         1.10         1.62          0.44         0.17
                                            --------     --------     --------      --------     --------

Less distributions to shareholders:
    From net investment income                 (0.06)       (0.08)       (0.07)        (0.06)       (0.06)
    From net realized gains                    (2.19)       (1.49)       (0.35)        (0.07)       (0.52)
                                            --------     --------     --------      --------     --------

        Total distributions                    (2.25)       (1.57)       (0.42)        (0.13)       (0.58)
                                            --------     --------     --------      --------     --------
Net asset value, end of period              $   4.38     $   5.18     $   5.65      $   4.45     $   4.14
                                            ========     ========     ========      ========     ========

Total Return/(a)/                              36.37%       21.64%       37.77%        10.86%        4.13%

Ratios/Supplemental Data:
    Net assets, end of period
        (000's)                             $202,923     $244,183     $391,366      $239,006     $230,698
    Net expenses to average daily
        net assets                              0.48%        0.48%        0.48%         0.48%        0.48%
    Net investment income to average
        daily net assets                        0.79%        1.21%        1.54%         1.50%        1.38%
    Portfolio turnover rate                       60%         100%          76%          139%          57%
    Average broker commission rate
        per equity share/(c)/               $ 0.0263     $ 0.0281          N/A           N/A          N/A
    Fees and expenses voluntarily
        waived or borne by the
        Manager consisted of the
        following per share amounts:        $   0.01     $   0.01             (b)           (b)          (b)

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


              See accompanying notes to the financial statements.             15

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.    Significant accounting policies

      GMO Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

      The Fund seeks long-term growth of capital through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in the equity securities of companies chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

      On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class I and Class II shares ceased to offered.

      The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


      Portfolio valuation
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.


      Futures contracts
      The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S.

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

      government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


      Repurchase agreements
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


      Security lending
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $12,535,438, collateralized by cash in the amount of $12,971,137, which was invested in short-term instruments.


      Swap agreements
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

      agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1998.


      Taxes
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.


      Distributions to shareholders
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.


      Security transactions and related investment income
      Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.


      Allocation of operating activity
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

      Purchases and redemptions of Fund shares
      The premium on cash purchases of Fund shares is .14 % of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchased premiums are included as part of each class' "shares sold", as summarized in Note 5. For the year ended February 28, 1998, the Fund received $1,573 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


2.    Fees and other transactions with affiliates

      GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

      GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $1,809. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.


3.    Purchases and sales of securities

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $112,561,762 and $200,103,804, respectively.

      At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized   Gross Unrealized    Net Unrealized
       Aggregate Cost      Appreciation       Depreciation       Appreciation
       ---------------- ------------------ ------------------ -----------------
        $172,442,027       $50,083,865         $3,648,765         $46,435,100

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

4.    Principal shareholders

      At February 28, 1998, 75.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.


5.    Share transactions

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                Year Ended                      Year Ended
     Class III:                              February 28, 1998               February 28, 1997
                                       -----------------------------   ------------------------------
                                          Shares          Amount           Shares           Amount
                                       ------------   --------------   --------------   -------------
     Shares sold                           273,096    $   1,305,596        2,041,337    $  11,235,177
     Shares issued to shareholders
        in reinvestment of
        distributions                   19,976,847       82,093,391       15,334,132       78,162,104
     Shares repurchased                (21,043,724)    (104,380,030)     (39,536,755)    (216,785,748)
                                       ------------   --------------   --------------   -------------
     Net decrease                         (793,781)   $ (20,981,043)     (22,161,286)   $(127,388,467)
                                       ============   ==============   ==============   =============

6.    Financial instruments

      A summary of outstanding financial instruments at February 28, 1998 is as follows:

      Long futures contracts

     Number of                                                 Net Unrealized
     Contracts     Type     Expiration Date   Contract Value    Appreciation
    ------------ --------- ----------------- ---------------- ----------------
        26        S&P 500     March 1998        $ 6,828,250      $ 332,041
                                                              ================

      At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

  Swap agreements

    Notional Amount      Expiration                                                              Net Unrealized
   Fund/Counterparty        Date                            Description                           Depreciation
 ---------------------- ------------- --------------------------------------------------------- ----------------
 $    10,828,600/         6/26/98     Agreement with Morgan Stanley Capital Services, Inc.           $(261,703)
      10,940,039                      dated 6/23/97 to pay (receive) the notional amount
                                      multiplied by the return on the Standard & Poor's 500
                                      Index (including dividends) less the notional amount
                                      multiplied by 6 month LIBOR adjusted by a specified
                                      spread and to receive (pay) the counterparty's
                                      notional amount multiplied by the return on the
                                      Russell 2000 Index (including dividends) less the
                                      notional amount multiplied by 6 month LIBOR adjusted
                                      by a specific spread.

      12,199,513/         9/19/98     Agreement with Morgan Stanley Capital Services, Inc.            (954,796)
      11,355,830                      dated 9/16/97 to pay (receive) the notional amount
                                      multiplied by the return on the Standard & Poor's
                                      500 Index (including dividends) less the notional
                                      amount multiplied by 6 month LIBOR adjusted by a
                                      specified spread and to receive (pay) the
                                      counterparty's notional amount multiplied by the
                                      return on the Russell 2000 Index (including
                                      dividends) less the notional amount multiplied by 6
                                      month LIBOR adjusted by a specified spread.

                                                                                                -----------------
                                                 Net unrealized depreciation                       $(1,216,499)
                                                                                                =================


GMO Growth Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------


      For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 72.93% of distributions as net capital gain dividends.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Growth Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------


Portfolio Managers

      Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.


Management Discussion and Analysis of Fund Performance

      The Class III shares of the GMO Growth Fund returned 36.4% for the fiscal year ended February 28, 1998, as compared to 35.0% for the S&P 500 and 36.0% for the Russell 1000 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

      Performance of the Fund was strong, both on an absolute basis and relative to the Russell 1000 Growth benchmark. Contributing to strong performance was the Fund's overweight of technology stocks. Technology stocks in the Index, buoyed by good earnings growth, rose nearly 40% during the fiscal year. Our technology stock holdings, which included Dell and Compaq, produced exceptionally good returns for the Fund.

      A second sector in which the Fund was overweighted was consumer discretionary stocks, including retailers. Strong consumer spending, encouraged by low unemployment and a good economy, propelled these stocks to gains of more than 40%. Our stock selection within this sector also contributed positively to Fund performance.

      The Fund also maintained a modest overweight in financial service stocks for most of the fiscal year. These stocks rose sharply (up 47%) due to the declining interest rate environment and takeover activity. Our holding of Dean Witter Discover produced strong returns for the Fund during the fiscal year. On the other hand, our underweight of health care issues had a negative impact on performance. These stocks were among the strongest performing stocks in the Russell 1000 Growth Index, up 43% for the fiscal year.

      For the current fiscal year, we are maintaining positions in the technology, consumer discretionary and services and financial sectors. Because health care stocks continue to look overvalued by most of our measures, the stocks are underweighted in the portfolio relative to the benchmark. We are also emphasizing medium-sized companies within the portfolio, as the largest stocks look expensive to us. Last, the Fund is conservatively positioned relative to the benchmark, as demonstrated by its lower price to book value (5.2 compared to 7.1) and lower price/earnings ratio (22.8 compared to 24.9 for 1998 expected earnings). We believe that these characteristics will enable the Fund to do well in the event of market turbulence in the current fiscal year.

      The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
            GMO Growth Fund Class III Shares and the S&P 500 Index
                            As of February 28, 1998

         ----------------------------------
            Average Annual Total Return
         ----------------------------------
                                  Since
                                Inception
           1 Year     5 Year     12/31/88
         ----------------------------------
    Class
     III    36.2%      21.4%       20.1%
         ----------------------------------


                           [LINE GRAPH APPEARS HERE]

                         GMO Growth Fund
                         Class III Shares       S & P 500 Index
                         ----------------       ---------------

12/31/88                      $9,986                 $10,000
 2/28/89                     $10,476                 $10,465
 2/28/90                     $13,130                 $12,443
 2/28/91                     $16,314                 $14,268
 2/29/92                     $19,652                 $16,548
 2/28/93                     $20,380                 $18,312
 2/28/94                     $21,221                 $19,837
 2/28/95                     $23,528                 $21,297
 2/29/96                     $32,415                 $28,688
 2/28/97                     $39,429                 $36,192
 2/28/98                     $53,770                 $48,860


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. Sector Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO U.S. Sector Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998

GMO U.S. Sector Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



 Par Value ($)/
    Shares      Description                                           Value ($)
--------------------------------------------------------------------------------

                MUTUAL FUNDS -- 99.9%
 2,322,979      GMO Core Fund (Class III Shares)                     46,436,357
   759,240      GMO REIT Fund (Class III Shares)                      9,809,377
   592,495      GMO Small Cap Growth Fund (Class III Shares)          7,275,840
   393,381      GMO Small Cap Value Fund (Class III Shares)           7,191,012
                                                                    -----------

                TOTAL MUTUAL FUNDS (COST $69,777,889)                70,712,586
                                                                    -----------
                COMMON STOCKS -- 0.2%

                Oil and Gas -- 0.2%
     2,100      Pennzoil Co                                             140,945
                                                                    -----------

                TOTAL COMMON STOCKS (COST $160,125)                     140,945
                                                                    -----------
                SHORT-TERM INVESTMENTS -- 0.0%

                Repurchase Agreements -- 0.0%
 $  14,677      Salomon Smith Barney Inc. Repurchase Agreement,
                dated 2/27/98, due 3/2/98, with a maturity value
                of $14,683 and an effective yield of 5.07%,
                collateralized by a U.S. Treasury Obligation with
                a rate of 8.875%, with a maturity date of 8/15/17
                and with an aggregate market value of $14,970.           14,677
                                                                    -----------

                TOTAL SHORT-TERM INVESTMENTS (COST $14,677)              14,677
                                                                    -----------

                TOTAL INVESTMENTS -- 100.1%
                (COST $69,952,691)                                   70,868,208

                Other Assets and Liabilities (net) -- (0.1)%            (45,370)
                                                                    -----------

                TOTAL NET ASSETS -- 100%                            $70,822,838
                                                                    ===========



               See accompanying notes to the financial statements.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $69,952,691) (Note 1)              $70,868,208
   Dividends and interest receivable                                      543
   Receivable for expenses waived or borne by Manager (Note 2)         24,193
                                                                  -----------

       Total assets                                                70,892,944
                                                                  -----------

Liabilities:
   Payable to affiliate for (Note 2):
      Management fee                                                   34,095
      Shareholder service fee                                           1,223
   Accrued expenses                                                    34,788
                                                                  -----------

       Total liabilities                                               70,106
                                                                  -----------

Net assets                                                        $70,822,838
                                                                  ===========

Net assets consist of:
   Paid-in capital                                                $64,329,735
   Accumulated undistributed net realized gain                      5,577,586
   Net unrealized appreciation                                        915,517
                                                                  -----------
                                                                  $70,822,838
                                                                  ===========

Net assets attributable to:
   Class III shares                                               $70,822,838
                                                                  ===========

Shares outstanding:
   Class III                                                        8,299,546
                                                                  ===========

Net asset value per share:
   Class III                                                      $      8.53
                                                                  ===========

2             See accompanying notes to the financial statements.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
   Dividends from securities and investment company shares
     (net of withholding taxes of $178)                            $ 3,916,875
   Interest (including securities lending income of $2,957)            975,176
                                                                   -----------

       Total income                                                  4,892,051
                                                                   -----------

Expenses:
   Management fee (Note 2)                                             853,670
   Custodian and transfer agent fees                                    70,577
   Audit fees                                                           28,064
   Legal fees                                                            3,310
   Trustees fees (Note 2)                                                1,635
   Registration fees                                                       617
   Miscellaneous                                                         1,240
   Fees waived or borne by Manager (Note 2)                           (635,351)
                                                                   -----------
                                                                       323,762
   Shareholder service fee (Note 2)
       Class I                                                           2,792
       Class III                                                       147,791
                                                                   -----------
       Net expenses                                                    474,345
                                                                   -----------

          Net investment income                                      4,417,706
                                                                   -----------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                  37,412,933
       Closed futures contracts                                      2,520,325
       Closed swap contracts                                          (967,041)
       Realized gain distributions from investment
          company shares                                            14,793,171
                                                                   -----------

          Net realized gain                                         53,759,388
                                                                   -----------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                 (15,355,998)
       Futures contracts                                              (142,015)
       Swap contracts                                                  718,111
                                                                   -----------

          Net unrealized loss                                      (14,779,902)
                                                                   -----------

       Net realized and unrealized gain                             38,979,486
                                                                   -----------

Net increase in net assets resulting from operations               $43,397,192
                                                                   ===========

              See accompanying notes to the financial statements.              3

GMO U.S. Sector Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Year Ended          Year Ended
                                                              February 28,          February
                                                                  1998              28, 1997
                                                             ---------------     ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                      $  4,417,706         $ 4,631,135
   Net realized gain                                            53,759,388          65,670,531
   Change in net unrealized appreciation (depreciation)        (14,779,902)        (21,085,079)
                                                              -------------        ------------

   Net increase in net assets resulting from operations         43,397,192          49,216,587
                                                              -------------        ------------

Distributions to shareholders from:
   Net investment income
       Class I                                                     (46,918)             (8,397)
       Class III                                                (5,767,909)         (3,967,362)
                                                              -------------        ------------
       Total distributions from net investment income           (5,814,827)         (3,975,759)
                                                              -------------        ------------
   In excess of net investment income
       Class I                                                      (1,635)                 --
       Class III                                                  (201,027)                 --
                                                              -------------        ------------
       Total distributions in excess of net investment
         income                                                   (202,662)                 --
                                                              -------------        ------------
   Net realized gains
       Class I                                                    (878,317)            (85,607)
       Class III                                               (95,593,791)        (51,735,148)
                                                              -------------        ------------
       Total distributions from net realized gains             (96,472,108)        (51,820,755)
                                                              -------------        ------------

                                                              (102,489,597)        (55,796,514)
                                                              -------------        ------------
   Net share transactions: (Note 5)
       Class I                                                    (661,857)          1,245,516
       Class III                                               (97,490,425)         22,083,220
                                                              -------------        ------------
   Increase (decrease) in net assets resulting from net
      share transactions                                       (98,152,282)         23,328,736
                                                              -------------        ------------

      Total increase (decrease) in net assets                 (157,244,687)         16,748,809

Net assets:
   Beginning of period                                         228,067,525         211,318,716
                                                              -------------        ------------

   End of period (including accumulated undistributed net
      investment income of $0 and $1,418,165, respectively)   $  70,822,838        $228,067,525
                                                              =============        ============

4                     See accompanying notes to the financial statements.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                     Period from     Period from September 3, 1996
                                                  March 1, 1997 to   (commencement of operations)
                                                   January 9, 1998       to February 28, 1997
                                                   ---------------   ----------------------------
Net asset value, beginning of period                   $ 13.03                  $ 11.78
                                                       --------                 --------


Income from investment operations:
   Net investment income                                  0.27+                    0.12
   Net realized and unrealized gain                       1.78                     2.10
                                                       --------                 --------

      Total from investment operations                    2.05                     2.22
                                                       --------                 --------


Less distributions to shareholders:
   From net investment income                            (0.39)                   (0.09)
   In excess of net investment income                    (0.01)                      --
   From net realized gains                               (6.99)                   (0.88)
                                                       --------                 --------

      Total distributions                                (7.39)                   (0.97)
                                                       --------                 --------
Net asset value, end of period                         $  7.69/(a)/              $ 13.03
                                                       ========                 ========

Total Return/(b)/                                        16.80%                   19.25%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                        --                  $ 1,357
   Net expenses to average daily net assets               0.38%*                   0.61%*
   Net investment income to average daily net
      assets                                              2.67%*                   1.97%*
   Portfolio turnover rate                                 150%                     104%
   Average broker commission rate per equity
      share                                            $0.0474                  $0.0270
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                               $  0.04                  $  0.01

+    Computed using average shares outstanding throughout the period.
/(a)/All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(b)/Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
*    Annualized.

               See accompanying notes to the financial statements.             5

GMO U.S. Sector Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                             Year Ended February 28/29,
                                           -------------------------------------------------------------
                                            1998          1997         1996          1995         1994
                                           -------      --------      -------      --------      -------
Net asset value, beginning of period       $ 13.03      $  13.63      $ 11.06      $  11.26      $ 10.38
                                           -------      --------      -------      --------      -------
Income from investment operations:
   Net investment income                      0.29+         0.26         0.29          0.28         0.29
   Net realized and unrealized gain           2.61          2.20         3.90          0.49         1.21
                                           -------      --------      -------      --------      -------
      Total from investment operations        2.90          2.46         4.19          0.77         1.50
                                           -------      --------      -------      --------      -------

Less distributions to shareholders:
   From net investment income                (0.40)        (0.22)       (0.29)        (0.27)       (0.30)
   In excess of net investment income        (0.01)           --           --            --           --
   From net realized gains                   (6.99)        (2.84)       (1.33)        (0.70)       (0.32)
                                           -------      --------      -------      --------      -------
      Total distributions                    (7.40)        (3.06)       (1.62)        (0.97)       (0.62)
                                           -------      --------      -------      --------      -------
Net asset value, end of period             $  8.53      $  13.03      $ 13.63      $  11.06      $ 11.26
                                           =======      ========      =======      ========      =======
Total Return/(a)/                            29.61%        20.88%       38.90%         7.56%       14.64%
Ratios/Supplemental Data:
   Net assets, end of period (000's)       $70,823      $226,711     $211,319      $207,291      $167,028
   Net expenses to average
      daily net assets                        0.27%         0.48%        0.48%         0.48%        0.48%
   Net investment income to
      average daily net assets                2.53%         1.99%        2.27%         2.61%        2.56%
   Portfolio turnover rate                     150%          104%          84%          101%          53%
   Average broker commission rate per
      equity share/(b)/                    $0.0474      $ 0.0270          N/A           N/A          N/A
   Fees and expenses voluntarily waived
      or borne by the Manager consisted
      of the following per share amounts:  $  0.04      $   0.02      $  0.01      $   0.01      $  0.01

/(a)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown. /(b)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
  +   Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO U.S. Sector Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment in common stocks either directly or through investments in other Funds of the Trust. Subsequently all of its assets will be invested in or exposed to equity securities chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange, and/or shares of other domestic equity funds of the Trust. On August 20, 1997, the Fund began to invest a substantial portion of its assets in other Funds of the Trust.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bore the same total operating expenses (after the voluntary expense waiver) as those shares. On August 20, 1997 the Fund revised its voluntary expense waiver to include certain expenses incurred indirectly by the Fund through investment in underlying funds (See Note 2).

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Shares of underlying funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts
     The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 1998, there were no outstanding futures contracts.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund had no securities on loan.

     Swap agreements
     The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the

GMO U.S. Sector Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions.
     At February 28, 1998, there were no open swap agreements outstanding.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in-kind. Gains resulting from such in-kind transactions amounted to $391,666.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

           Accumulated
        Undistributed Net      Accumulated Undistributed
        Investment Income          Net Realized Gain          Paid-in Capital
       -------------------    ---------------------------    ------------------
            $181,618                   $1,787,179              $(1,968,797)

GMO U.S. Sector Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated prorata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2).

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .27% of the amount invested. Prior to June 30, 1997, the premium on cash purchases was .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 5. For the year ended February 28, 1998, the Fund received $20,558 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .49% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares. The Fund will invest in Class III shares of each underlying Fund being offered. Like the management fee (as described below), the shareholder service fee of each class of the Fund's shares will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     GMO has agreed to waive a portion of its fee (but not below zero) and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fee and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed .33% of average daily net assets. Because GMO will not waive the management fees below zero, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed 0.33% of the Fund's average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the six months ended February 28, 1998 was $1,635. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.


3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $224,242,899 and $352,556,219, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized   Gross Unrealized    Net Unrealized
      Aggregate Cost       Appreciation       Depreciation       Appreciation
     ----------------   ------------------  -----------------  ----------------
       $70,439,317           $936,744           $507,853           $428,891

4.   Principal shareholders

     At February 28, 1998, 92.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums received by the Fund, were as follows:

                                                                      Period from September 3,
                                                                        1996 (commencement of
     Class I:                          Period from March 1, 1997             operations)
                                           to January 9, 1998           to February 28, 1997
                                      ----------------------------  ----------------------------
                                         Shares         Amount         Shares          Amount
                                      -------------  -------------  --------------  ------------
     Shares sold                            9,272   $     102,631        97,467    $  1,163,513
     Shares issued to shareholders in
       reinvestment of distributions      104,677         926,870         7,610          94,003
     Shares repurchased                  (218,098)     (1,691,358)         (928)        (12,000)
                                      -------------  -------------  --------------  ------------
     Net increase/(decrease)             (104,149)  $    (661,857)      104,149    $  1,245,516
                                      =============  =============  ==============  ============
                                               Year Ended                     Year Ended
     Class III:                             February 28, 1998              February 28, 1997
                                      ----------------------------  ----------------------------
                                         Shares         Amount          Shares         Amount
                                      ------------- --------------  -------------- -------------
     Shares sold                        1,374,373  $   15,598,383     7,570,612   $  96,850,986
     Shares issued to shareholders in
       reinvestment of distributions   10,762,767      97,835,045     3,069,555      37,653,043
     Shares repurchased               (21,232,535)   (210,923,853)   (8,749,092)   (112,420,809)
                                      ============= ==============  =============  =============
     Net increase/(decrease)           (9,095,395) $  (97,490,425)    1,891,075   $  22,083,220
                                      ============= ==============  =============  =============

GMO U.S. Sector Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 40.63% of distributions as net capital gain dividends.

GMO U.S. Sector Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO U.S. Sector Fund returned 29.6% for the fiscal year ended February 28, 1998, as compared to 35.0% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

     The Fund's performance shortfall was due to two sector strategies that underperformed for the year. The first strategy involved overweighting small capitalization stocks, in which the Fund maintained a 20% weight throughout the year. This strategy is based on our view that these stocks are more attractive relative to large capitalization stocks when valued using Price/Sales, Price/Fair Value, Price/Book and Price/Cash Flow measures. Although this strategy was not successful in the prior fiscal year, small stocks are currently at their least expensive level in the past twenty years. We continue to believe that these stocks will outperform large capitalization stocks in the near- to mid-term.

     The Fund's strategy of maintaining a 15% weight in Real Estate Investment Trusts ("REITs") also detracted from relative performance. As with small capitalization stocks, this position is based upon the attractive valuations of the sector relative to large capitalization U.S. equities. While real estate is trading at or about its replacement cost, U.S. equities continue to trade at high premiums which we believe in many cases to be unwarranted. REITs, as represented by the Morgan Stanley REIT Index, underperformed the S&P 500 by 19.7%.

     Within large capitalization stocks, the Fund's fair value and momentum stock selection strategies worked successfully in identifying stocks for inclusion in the Fund's portfolio. The Fund's technology stock holdings, including Dell and Compaq, contributed positively to performance for the portfolio. These strategies were also successful in selecting non-bank financial stocks. The Fund's value added within this sector came primarily from its overweight in large brokerage firms, which benefited from merger activity and record market returns.

     In August, the U.S. Sector Fund converted into a fund-of-funds by exchanging its portfolio securities for GMO mutual funds shares of equivalent value. The purpose of the conversion is to enable the Fund to implement more effectively its investment strategies. The U.S. Sector Fund currently invests in the GMO Core Fund, GMO REIT Fund, GMO Small Cap Growth Fund and GMO Small Cap Value Fund. The conversion does not represent any change in the investment strategies of the Fund, but only in the implementation of these strategies.

Outlook

     The Fund is typically overweight in high quality stocks as defined using a GMO measure that focuses on high, stable return on equity and low debt ratios. However, we are now underweight in this group as these stocks appear to be overvalued. In particular the market is paying a premium for high return on equity that we think is excessive. We continue to believe that smaller stocks and REITs have more attractive valuation levels than the largest stocks, and expect them to outperform large capitalization stocks in the near- to mid-term.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

--------------------------------------------------------------------------------
           Comparison of Change in Value of a $10,000 Investment in
          GMO U.S. Sector Fund Class III Shares and the S&P 500 Index
                            As of February 28, 1998

     ---------------------------------
        Average Annual Total Return
     ---------------------------------
                              Since
      1 Year     5 Year     Inception
     ---------------------------------
Class                        12/31/92
 III   29.3%     21.7%        22.0%
     ---------------------------------

                           [LINE GRAPH APPEARS HERE]

                    GMO U.S. Sector Fund
                      Class III Shares         S & P 500 Index
                    --------------------       ---------------

12/31/92                   $9,973                  $10,000
 2/28/93                  $10,352                  $10,221
 2/28/94                  $11,868                  $11,072
 2/28/95                  $12,765                  $11,887
 2/29/96                  $17,730                  $16,012
 2/28/97                  $21,432                  $20,201
 2/28/98                  $27,778                  $27,271

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 27 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

     GMO Short-Term Income Fund
     (A Series of GMO Trust)
     Annual Report
     February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Short-Term Income Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Term Income Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 20, 1998

GMO Short-Term Income Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


   Par Value      Description                                                      Value ($)
--------------------------------------------------------------------------------------------------
                  DEBT OBLIGATIONS -- 97.1%

                  Asset Backed Securities -- 50.3%
$    412,049      Americredit Automobile Receivables Trust Series 96-B Class
                     A, 6.50%, due 1/12/02                                           413,981
   3,195,719      Banc One Student Loan Trust 94-A Class A2,
                     Variable Rate, 1 mo. LIBOR + .30%, 5.93%, due 10/25/16        3,208,502
   2,180,000      Brazos Student Loan Finance Corp Series 96-A4,
                     Variable Rate, 3 mo. U.S. Treasury Bill + .50%, 5.78%,
                     due 12/01/02                                                  2,171,484
     463,100      Dilmun Capital Corp,
                     Variable Rate, 6 mo. LIBOR + .88%, 6.79%, due 11/15/03          463,100
   1,000,000      National Premier Finance 95-2, 144A, 6.21%, due 6/01/99          1,000,000
   5,500,000      National Premier Finance IX 96-1A, 144A, 7.20%, due 7/01/00      5,615,500
     500,000      Premier Auto Trust 94-4 Certificates, 6.85%, due 5/02/99           502,500
   3,463,122      Signet Student Loan Trust Series 96-A Class A-1,
                     Variable Rate, 1 mo. LIBOR + .09%, 5.72%, due 1/25/05         3,462,039
   2,000,000      Starvest CBO-1 Class A,
                     Variable Rate, 6 mo. LIBOR + .19% 144A, 5.82%, due
                     7/30/11                                                       1,976,000
                                                                               -------------
                                                                                  18,813,106
                                                                               -------------

                  U.S. Government -- 9.7%
   3,500,000      U.S. Treasury Note, 7.75%, due 11/30/99                          3,624,688
                                                                               -------------

                  U.S. Government Agency -- 37.1%

                  U.S. Government Agency Bonds/Notes -- 27.1%
     350,000      Agency for International Development Floater (Support of
                     Botswana), Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                     5.64%, due 10/01/12                                             347,430
   2,250,000      Agency for International Development Floater (Support of
                     C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill
                     + .40%, 5.64%, due 10/01/12                                   2,241,914
   2,333,663      Agency for International Development Floater (Support of
                     Honduras), Variable Rate, 3 mo. U.S. Treasury Bill
                     x 117%, 5.98%, due 10/01/11                                   2,331,111
     101,836      Agency for International Development Floater (Support of
                     Peru), Variable Rate, 6 mo. U.S. Treasury Bill
                     + .35%, 5.59%, due 5/01/14                                      101,151
   5,071,625      Small Business Administration Pool #502320,
                     Variable Rate, Prime - 2.18%, 6.31%, due 8/25/18              5,096,983
                                                                               -------------
                                                                                  10,118,589
                                                                               -------------

                  Structured Notes -- 10.0%
     750,000      Federal Home Loan Bank,
                     Variable Rate, ((.50 * 10YR CMT) + 1.25%), 4.42%, due
                     3/16/98                                                         748,875
   1,000,000      Federal National Mortgage Association,
                     Variable Rate, ((.50 * 2YR CMT) + 1.80%), 4.79%, due
                     3/10/98                                                         997,500

              See accompanying notes to the financial statements.              1

GMO Short-Term Income Fund
(A Series of GMO Trust)
Schedule of Investments -- (continued)
(showing percentage of total net assets)
February 28, 1998

   Par Value      Description                                                      Value ($)
-------------------------------------------------------------------------------------------------
                  Structured Notes -- continued
   $2,000,000     Student Loan Marketing Association,
                     Variable Rate, (10.25% - 5YR DM SWAP), 5.23%, due 3/23/98     1,996,000
                                                                                 -----------
                                                                                   3,742,375
                                                                                 -----------
                                                                                  13,860,964
                                                                                 -----------
                  TOTAL DEBT OBLIGATIONS  (COST  $36,240,733)                     36,298,758
                                                                                 -----------

                  SHORT-TERM INVESTMENT -- 1.8%

                  Repurchase Agreement -- 1.8%
   $ 662,427      Salomon Smith Barney Inc. Repurchase Agreement, dated
                  2/27/98, due 3/2/98, with a maturity value of $662,707 and an effective yield of 5.07%, collateralized by a U.S.
                  Treasury Obligation with a rate of 8.875%, with a maturity
                  date of 8/15/17 and with a market value of $675,676.               662,427
                                                                                 -----------

                  TOTAL SHORT-TERM INVESTMENT (COST $662,427)                        662,427
                                                                                 -----------

                  TOTAL INVESTMENTS -- 98.9%
                  (Cost $36,903,160)                                              36,961,185

                  Other Assets and Liabilities (net) -- 1.1%                         415,567
                                                                                 -----------

                  TOTAL NET ASSETS -- 100%                                       $37,376,752
                                                                                 ===========

                  Notes to the Schedule of Investments:

                  CMT - Constant Maturity Treasury Index
                  DM SWAP - 5 year Deutsche Mark Constant Maturity Swap Rate

                  Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.

                  144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2              See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $36,903,160) (Note 1)              $36,961,185
   Interest receivable                                                440,238
   Receivable for expenses waived or borne by Manager (Note 2)          5,579
                                                                  -----------

       Total assets                                                37,407,002
                                                                  -----------

Liabilities:
   Payable to affiliate for (Note 2):
      Management fee                                                    7,180
      Shareholder service fee                                           4,326
   Accrued expenses                                                    18,744
                                                                  -----------

       Total liabilities                                               30,250
                                                                  -----------

Net assets                                                        $37,376,752
                                                                  ===========

Net assets consist of:
   Paid-in capital                                                $37,012,186
   Accumulated undistributed net investment income                    310,608
   Accumulated undistributed net realized loss                         (4,067)
   Net unrealized appreciation                                         58,025
                                                                  ===========
                                                                  $37,376,752
                                                                  ===========

Shares outstanding                                                  3,810,783
                                                                  ===========

Net asset value per share                                         $      9.81
                                                                  ===========

               See accompanying notes to the financial statements.             3

GMO Short-Term Income Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
   Interest                                                          2,779,582
                                                                    ----------

       Total income                                                  2,779,582
                                                                    ----------

Expenses:
   Management fee (Note 2)                                             117,159
   Audit fees                                                           25,651
   Custodian and transfer agent fees                                     8,698
   Legal fees                                                            1,027
   Registration fees                                                       786
   Trustees fees (Note 2)                                                  451
   Miscellaneous                                                           547
   Fees waived or borne by Manager (Note 2)                           (130,911)
                                                                    ----------
                                                                        23,408
   Shareholder service fee (Note 2)                                     70,313
                                                                    ----------
       Net expenses                                                     93,721
                                                                    ----------

          Net investment income                                      2,685,861
                                                                    ----------

Realized and unrealized gain:
   Net realized gain on investments                                     13,827
                                                                    ----------

   Change in net unrealized appreciation on investments                110,882
                                                                    ----------

       Net realized and unrealized gain                                124,709
                                                                    ----------

Net increase in net assets resulting from operations                $2,810,570
                                                                    ==========

4              See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Year Ended         Year Ended
                                                             February 28, 1998  February 28, 1997
                                                             -----------------  -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                       $ 2,685,861         $ 1,624,987
   Net realized gain                                                13,827              76,160
   Change in net unrealized appreciation (depreciation)            110,882             (75,627)
                                                               -----------         -----------

   Net increase in net assets resulting from operations          2,810,570           1,625,520
                                                               -----------         -----------

Distributions to shareholders from:
   Net investment income                                        (2,703,434)         (1,442,981)
                                                               -----------         -----------

Fund share transactions: (Note 5)
   Proceeds from sale of shares                                 40,588,732          94,033,050
   Net asset value of shares issued to shareholders in
      payment of distributions declared                          1,868,584           1,044,258
   Cost of shares repurchased                                  (46,124,637)        (65,388,935)
                                                               -----------         -----------

   Net increase (decrease) in net assets resulting from
      Fund share transactions                                   (3,667,321)         29,688,373
                                                               -----------         -----------

      Total increase (decrease) in net assets
                                                                (3,560,185)         29,870,912

Net assets:
   Beginning of period                                          40,936,937          11,066,025
                                                               -----------         -----------

   End of period (including accumulated undistributed net
      investment income of $310,608 and $328,181,
      respectively)                                            $37,376,752         $40,936,937
                                                               ===========         ===========

              See accompanying notes to the financial statements.              5

GMO Short-Term Income Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                     Year Ended February 28/29,
                                       --------------------------------------------------------
                                         1998        1997         1996        1995        1994
                                       -------     --------     -------      ------     -------
Net asset value, beginning of
   period                              $  9.78     $   9.77     $  9.56      $ 9.79     $ 10.05
                                       -------     --------     -------      ------     -------

Income from investment operations:
   Net investment income                  0.55         0.47        0.57        0.63        0.44
   Net realized and unrealized
      gain (loss)                         0.03         0.06        0.20       (0.28)      (0.09)
                                       -------     --------     -------      ------     -------

      Total from investment
      operations                          0.58         0.53        0.77        0.35        0.35
                                       -------     --------     -------      ------     -------

Less distributions to shareholders:
   From net investment income            (0.55)       (0.52)      (0.56)      (0.58)      (0.46)
   From net realized gains                  --           --          --          --       (0.15)
                                       -------     --------     -------      ------     -------

      Total distributions                (0.55)       (0.52)      (0.56)      (0.58)      (0.61)
                                       -------     --------     -------      ------     -------
Net asset value, end of period         $  9.81     $   9.78     $  9.77      $ 9.56     $  9.79
                                       =======     ========     =======      ======     =======

Total Return/(a)/                         6.10%        5.62%       8.32%       3.78%       3.54%

Ratios/Supplemental Data:
   Net assets, end of period (000's)   $37,377     $ 40,937     $11,066      $8,193     $ 8,095
   Net expenses to average daily
      net assets                          0.20%        0.20%       0.25%       0.25%       0.25%
   Net investment income to
      average daily net assets            5.73%        5.88%       6.49%       5.02%       4.35%
   Portfolio turnover rate                  50%         287%        139%        335%        243%
   Fees and expenses voluntarily
      waived or borne by the
      Manager consisted of the
      following per share
      amounts:                         $  0.03     $   0.03     $  0.03      $ 0.02     $  0.02

/(a)/ The total returns would have been lower had certain expenses not been waived during the periods shown.

6             See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Short Term Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares.

     The Fund seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high quality short-term instruments.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults, the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund had no securities on loan.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Expenses
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .05% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .20%; thus, the net annual expense ratio after the waiver is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $451. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                              Purchases            Proceeds
                                           -----------------   -----------------
     U.S. Government securities          $        -          $     7,735,156
     Investments (non-U.S. Government
      securities)                             22,011,715          14,455,257

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:

                                Gross Unrealized       Gross Unrealized      Net Unrealized
          Aggregate Cost          Appreciation           Depreciation         Appreciation
      ----------------------- ---------------------  --------------------- -------------------
           $ 36,903,160             $ 100,692              $ 42,667             $ 58,025

4.   Principal shareholders

     At February 28, 1998, 66.6% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Year Ended          Year Ended
                                          February 28, 1998   February 28, 1997
                                          ------------------  ------------------
      Shares sold                               4,145,609           9,668,234
      Shares issued to shareholders in
          reinvestment of distributions           192,315             108,123
      Shares repurchased                       (4,714,947)         (6,721,285)
                                          ------------------  ------------------
      Net increase (decrease)                    (377,023)          3,055,072

      Fund shares:
        Beginning of period                     4,187,806           1,132,734
                                          ------------------  ------------------
        End of period                           3,810,783           4,187,806
                                          ==================  ==================

GMO Short-Term Income Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income.

     At February 28, 1998 the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amounts:

        Year of Expiration            Amount
        ------------------            ------
               2006           $        4,067

GMO Short-Term Income Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------

Portfolio Managers

     Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.


Management Discussion and Analysis of Fund Performance

     The Short-Term Income Fund returned 6.1% for the fiscal year ended February 28, 1998, as compared to 5.3% for the Salomon Brothers 3 Month Treasury Bill Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in high-quality, fixed income instruments throughout the period.

     Short-term interest rates fell modestly in the U.S. during the fiscal year helping the Fund outperform its benchmark by 0.8%. This was due to the Fund's longer-than-benchmark interest rate sensitivity, and to its holdings of highly-rated asset-backed securities and higher-yielding government agency issues.

     At the fiscal year end approximately 50% of the Fund was invested in highly-rated, floating rate, asset-backed securities, 12% in U.S. Treasury notes and cash, and 38% in U.S. Government-backed bonds. The asset-backed issues included issues backed by auto, truck, credit card and health care receivables. The additional yield provided by these holdings plus the capital gains due to its longer-than-benchmark maturity accounted for the Fund's strong relative performance.

     GMO believes that asset-backed securities will continue to offer attractive opportunities to enhance the return of the Fund.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
                GMO Short-Term Income Fund Class III Shares and
                   the Salomon Brothers 3 Month T-Bill Index
                            As of February 28, 1998





           --------------------------------
              Average Annual Total Return
           --------------------------------
                                   Since
                                 Inception
              1 Year    5 Year    6/30/91
           --------------------------------
Class
III            6.1%      5.5%      5.9%
           --------------------------------




                           [LINE GRAPH APPEARS HERE]


                                   Salomon Brothers
            GMO Short-Term          3 Month T-Bill
 Date        Income Fund                 Index
 ----       --------------         ----------------
6/30/91        $10,000                 $10,000
2/29/92        $10,380                 $10,331
2/28/93        $11,238                 $10,686
2/28/94        $11,636                 $11,014
2/28/95        $12,087                 $11,505
2/29/96        $13,093                 $12,158
2/28/97        $13,829                 $12,794
2/28/98        $14,672                 $13,468


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. The Fund operated as a money market fund from April 17, 1990 to June 30, 1991. Subsequently, the Fund became a short-term income fund. Past performance is not indicative of future performance. Information is unaudited.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Small Cap Value Fund (A Series of GMO Trust)



      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 13, 1998

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                      Value($)
--------------------------------------------------------------------------------

                 COMMON STOCKS -- 97.0%

                 Advertising -- 0.1%
      1,800      Grey Advertising Inc                                 653,400
                                                                  -----------

                 Aerospace -- 1.0%
     19,200      Curtiss Wright Corp                                  718,800
     28,600      Gencorp Inc                                          779,350
     95,300      Kaman Corp, Class A                                1,643,925
     18,100      Teleflex Inc                                         734,181
     38,200      Thiokol Corp                                       3,652,875
                                                                  -----------
                                                                    7,529,131
                                                                  -----------

                 Automotive -- 1.7%
     16,900      Bandag Inc                                           947,456
     33,000      Borg Warner Automotive Inc                         1,934,625
     26,500      Breed Technologies Inc                               576,375
     55,300      Cooper Tire & Rubber Co                            1,275,356
     21,900      Echlin Inc                                         1,107,319
     17,100      Mascotech Industries Inc                             354,825
     59,400      Modine Manufacturing Co                            2,079,000
      8,200      Paccar Inc                                           519,163
     43,600      Smith (AO) Corp, Class B                           1,896,600
      3,900      SPX Corp                                             291,281
     23,600      Superior Industries International Inc                733,075
     37,300      Wabash National Corp                               1,107,344
                                                                  -----------
                                                                   12,822,419
                                                                  -----------

                 Banking and Financial Services -- 10.1%
     31,900      Advanta Corp, Class A                                751,644
     11,900      Albank Financial Corp                                578,638
     23,200      Astoria Financial Corp                             1,296,300
     31,400      Baldwin and Lyons Inc, Class B                       753,600
     19,452      BOK Financial Corporation                            955,580
     11,100      CCB Financial Corp                                 1,205,738
     35,100      Citizens Banking Corp Michigan                     1,180,238
    114,350      Comdisco Inc                                       4,766,967
     30,435      Commerce Bancshares Inc                            2,176,103
     41,750      Compass Bancshares Inc                             1,920,500
     15,500      Corus Bancshares Inc                                 682,000
     20,600      Dain Rauscher Corp                                 1,207,675
     21,100      Deposit Guaranty Corp                              1,169,731
     27,371      Dime Bancorp Inc                                     834,816
     30,000      Donaldson Lufkin & Jenrette                        2,456,250

              See accompanying notes to the financial statements.              1

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Banking and Financial Services -- continued
     25,635      Downey Financial Corp                                749,824
     28,300      Eaton Vance Corp                                   1,176,219
     29,950      Edwards (AG) Inc                                   1,259,772
     34,100      Financial Security Assurance Holdings Ltd          1,792,381
     14,100      First Citizens Bancshares, Class A                 1,635,600
      8,400      First Commerce Corp                                  663,600
      2,600      First Empire State Corp                            1,227,200
     24,500      First Federal Financial Corp*                        989,188
     35,300      First Hawaiian Inc                                 1,398,763
     42,050      First Virginia Banks Inc                           2,128,781
      9,050      Firstbank of Illinois Co                             410,078
     29,600      Firstbank Puerto Rico                              1,171,050
     37,109      Fleet Financial Group Inc                          2,924,679
     17,880      Fulton Financial Corp                                575,513
      4,400      Greenpoint Financial Corp                            326,700
     27,000      Jefferies Group Inc                                1,196,438
      6,300      JSB Financial                                        339,019
     28,600      Leucadia National Corp                             1,079,650
     59,200      Liberty Financial Cos                              2,146,000
      6,900      Long Island Bancorp Inc                              415,294
     44,100      Mercantile Bankshares                              1,544,876
     47,025      Morgan Keegan Inc                                  1,011,038
      8,600      National Bancorp of Alaska Inc                     1,040,600
     14,550      Old Kent Financial Corp                              561,084
     20,000      Onbancorp Inc                                      1,452,500
      8,175      One Valley Bancorp Inc                               301,453
     72,400      Pacific Century Financial Corp                     1,561,125
      8,750      Peoples Bank Bridgeport                              328,672
     79,900      Piper Jaffray Inc                                  2,936,325
     21,700      PMI Group Inc                                      1,578,675
     20,500      Popular Inc                                        1,071,765
     65,150      Raymond James Financial Corp                       2,597,856
     21,500      Riggs National Corp                                  569,750
      9,000      Rowe (T) Price & Associates Inc                      597,375
     58,200      Ryland Group Inc                                   1,625,963
     26,200      SEI Investments Co                                 1,545,800
     77,380      Sovereign Bancorp Inc                              1,499,238
     10,762      St. Paul Bancorp Inc                                 285,193
     17,300      Student Loan Group                                   834,725
     28,700      Trustmark Corp                                     1,259,213
     20,610      UMB Financial Corp                                 1,174,770
     13,500      Union Planters Corp                                  834,469

2             See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value ($)
--------------------------------------------------------------------------------

                 Banking and Financial Services -- continued
     13,900      United Asset Management Corp                         369,219
     61,700      United Cos Financial Corp                            967,919
     18,300      Value Line Inc                                       768,600
     46,932      Washington Federal Inc                             1,296,483
     42,600      Wilmington Trust Corp                              2,635,875
                                                                  -----------
                                                                   77,792,090
                                                                  -----------

                 Chemicals -- 1.1%
     26,200      Albemarle Corp                                       638,625
     23,300      Cabot Corporation                                    821,325
     26,500      Crompton & Knowles Corp                              798,313
     15,200      Cytec Industries Inc*                                742,900
     14,750      Ferro Corp                                           397,328
      7,700      Fuller (HB) Co                                       437,938
     17,900      Geon Co                                              358,000
     20,500      Hanna (MA) Co                                        475,344
     36,800      Kaiser Aluminum Corp*                                361,100
     32,000      Mississippi Chemical Corp                            592,000
     18,600      Olin Corp                                            852,113
     34,900      Stepan Co                                            972,838
     60,400      Wellman Inc                                        1,298,600
                                                                  -----------
                                                                    8,746,424
                                                                  -----------

                 Communications -- 0.2%
     62,200      DSC Communications Corp*                           1,220,675
                                                                  -----------

                 Computer and Office Equipment -- 2.0%
     21,600      Banctec Inc                                          554,850
      9,900      Everex Systems Inc/(a)/                                   --
     56,500      Exabyte Corp                                         452,000
     32,800      Infocus Systems Inc*                               1,309,950
     49,000      Intergraph Corp*                                     477,750
     79,500      Lexmark International Group Inc*                   3,398,625
     60,600      Quantum Corp                                       1,522,575
     30,300      Sequent Computer Inc*                                641,981
     42,100      Sterling Software Inc*                             2,218,144
     36,800      Stratus Computer Inc*                              1,846,900
     92,100      Unisys Corp*                                       1,646,288
     49,500      Western Digital Corp                                 903,375
     20,200      Zebra Technologies Corp                              583,275
                                                                  -----------
                                                                   15,555,713
                                                                  -----------

              See accompanying notes to the financial statements.              3

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value ($)
--------------------------------------------------------------------------------

                 Construction -- 2.1%
     36,200      Bridge & Toll Road Brothers Inc                    1,086,000
     41,000      Centex Corp                                        2,995,563
     21,600      Foster Wheeler Corp                                  577,800
     33,100      Granite Construction Inc                             877,150
     46,200      Horton (DR) Inc                                    1,077,038
    107,900      Kaufman & Broad Home Corp                          2,791,913
     49,100      McDermott International Inc                        1,933,313
     44,300      MEMC Electronic Materials                            747,563
     34,200      Pulte Corp                                         1,556,100
     91,500      Standard Pacific Corp                              1,584,094
     20,300      Texas Industries Inc                               1,146,950
                                                                  -----------
                                                                   16,373,484
                                                                  -----------
                 Consumer Goods -- 3.8%
     27,700      Alberto Culver Co, Class B                           843,119
     22,700      Bassett Furniture Industries Inc                     703,700
     16,919      Block Drug Co Inc, Class A                           712,713
     92,100      Burlington Industries Inc                          1,525,406
     28,100      Callaway Golf Co                                     906,225
     34,100      Coleman Co Inc                                       703,313
    112,100      Compucom Systems Inc                                 987,881
     45,800      Department 56 Inc*                                 1,508,538
     45,700      Fastenal Co                                        2,005,088
     28,700      First Brands Corp                                    739,025
     41,900      Furniture Brands International Inc*                1,147,013
      6,000      Jones Apparel Group Inc*                             330,000
     79,200      Justin Industries                                  1,029,600
     46,300      Kimball International, Class B                       966,513
     27,300      La-z-boy Chair Co                                  1,308,694
     48,515      Lancaster Colony Corp                              2,134,660
     94,800      Moore Corp Ltd                                     1,487,175
      8,400      National Service Industries                          465,675
     30,600      Nine West Group Inc*                                 841,500
     57,750      Oneida LTD                                         1,544,813
     51,700      Osh Kosh B Gosh, Class A                           2,029,225
     17,250      Patterson Dental Company                             521,813
     40,700      Russell Corp                                       1,103,988
     16,500      Technology Data Corp*                                767,250
    136,500      Terra Industries Inc                               1,620,938
      6,000      Timberland Co*                                       435,000
     10,100      Unifi Inc                                            371,175
     23,000      US Industries Inc                                    641,125
                                                                  -----------
                                                                   29,381,165
                                                                  -----------

4             See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value ($)
--------------------------------------------------------------------------------

                 Electronic Equipment -- 4.4%
     87,300      American Power Conversion Corp*                    2,531,700
     83,400      Antec Corp                                           985,163
     76,200      CTS Corp                                           2,452,688
     65,700      Cypress Semiconductor Corp*                          620,044
     41,700      Dallas Semiconductor Corp                          1,980,750
     30,200      Federal Signal Corp                                  709,700
      8,500      Franklin Electric Inc                                576,938
     22,700      Harman International Industries                    1,055,550
     38,400      Hutchinson Technology Inc*                           888,000
     82,900      Integrated Device Technology Inc*                  1,248,681
     21,800      Jabil Circuit Inc                                  1,147,225
     14,200      Kemet Corp                                           301,750
     53,500      Komag Inc                                            769,063
     14,800      Lattice Semiconductor Corp*                          792,725
     18,800      Litton Industries*                                 1,170,300
     16,400      Magnetek Inc*                                        291,100
     34,100      Marshall Industries                                  999,556
     31,400      Methode Electronics, Class A                         443,525
    250,500      Oak Technology Inc*                                1,753,500
     73,300      Pioneer Standard Electronics Inc                   1,209,450
     12,200      Pittway Corp, Class A                                866,200
     44,600      Read Rite Corp*                                      635,550
     65,000      SCI Systems Inc                                    2,925,000
     30,000      Sensormatic Electronics Corp                         558,750
     58,900      Silicon Valley Group Inc*                          1,605,025
     23,600      Stewart & Stevenson Services Corp                    576,725
     17,000      Tech Corp                                            448,375
     14,001      Thomas & Betts Corp                                  793,679
     54,405      Vishay Intertechnology Inc                         1,108,502
     24,400      VLSI Technology*                                     471,225
     30,300      Watkins Johnson                                      819,994
     49,000      Zilog Inc                                            976,938
                                                                  -----------
                                                                   33,713,371
                                                                  -----------

                 Food and Beverage -- 3.5%
     41,200      Bob Evans Farms Inc                                  847,175
     65,300      Chiquita Brands International Inc                    877,469
     42,000      Coors (Adolph) Co                                  1,312,500

              See accompanying notes to the financial statements.              5

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value ($)
--------------------------------------------------------------------------------

                 Food and Beverage -- continued
    271,600      Darden Restaurants Inc                             3,666,600
     20,000      Dean Foods Co                                      1,100,000
      6,100      Farmer Brothers Co                                 1,055,300
     49,600      Great Atlantic & Pacific Tea Co                    1,509,700
     20,200      Hormel (Geo A) and Co                                749,925
     33,800      IBP Inc                                              754,163
     50,100      International Multifoods Corp                      1,399,669
     70,500      Interstate Bakeries Corp                           2,361,750
     27,000      Luby's Cafeteria Inc                                 469,125
     77,200      Michael Foods Inc                                  1,958,950
     33,800      Pilgrims Pride Corp                                  363,350
     14,100      Quality Food Centers Inc*                          1,179,113
    106,300      Ryans Family Steak House                             880,292
      1,600      Seaboard Corp                                        659,200
     47,900      Smithfield Foods Inc                               1,514,838
     13,200      Triarc Companies*                                    331,650
     55,025      Universal Foods Corp                               2,476,125
     68,200      Wendy's International Inc                          1,479,088
                                                                  -----------
                                                                   26,945,982
                                                                  -----------

                 Health Care -- 6.2%
     68,000      Apria Healthcare Group                               926,500
     23,700      Arrow International Inc.                             927,263
     48,400      Ballard Medical Products                           1,216,050
     45,600      Bard (CR)                                          1,590,300
     28,000      Bausch & Lomb Inc.                                 1,254,750
     28,200      Beckman Instruments Inc                            1,364,175
    120,400      Beverly Enterprises Inc*                           1,828,575
     58,800      Bindley Western Industries Inc                     1,947,750
     81,900      BioMet Inc                                         2,441,644
     23,400      Dentsply International Inc                           725,400
     26,100      Express Scripts Inc, Class A                       2,035,800
     42,600      First Health Group Corp*                           2,122,013
     16,200      Forest Laboratories Inc*                           1,013,513
     17,600      Genesis Health Ventures Inc                          510,400
     68,100      Haemonetics Corp*                                  1,136,419
     26,400      Health Care & Retirement*                          1,158,300
     41,000      Integrated Health Services Inc                     1,391,438
    468,200      Laboratory Corporation of America Holdings           907,138
     52,200      Lincare Holdings Inc*                              3,388,104
     81,500      Marquette Medical Systems, Class A*                2,241,250
     92,600      Mid Atlantic Medical Services Inc                  1,088,050

6             See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Health Care -- continued
    159,600      Novacare Corp*                                     2,234,400
     84,300      Paragon Health Network Inc                         1,570,088
    168,400      Perrigo Co*                                        1,810,300
     29,100      Quorum Health Group Inc                              806,614
     47,200      Rightchoice Managed Care, Class A                    507,400
     22,600      Sierra Health Services Inc                           827,725
     36,400      Sofamor Denek Group Inc*                           2,739,100
     40,400      Spacelabs Medical Inc                                878,700
     57,300      Sunrise Medical Inc                                  855,919
     57,400      Sybron International Corp                          1,567,738
     28,500      United States Surgical Corp                          872,813
     19,500      Universal Health Services, Class B*                1,018,875
     19,700      Varian Associates Inc                              1,142,600
                                                                  -----------
                                                                   48,047,104
                                                                  -----------

                 Insurance -- 9.4%
      6,457      Alleghany Corp                                     2,201,837
     55,500      Allied Group Inc                                   1,748,250
     52,600      American Bankers Insurance Group                   2,958,750
     21,300      American Financial Group Inc                         861,319
     29,749      American Heritage Life Investments                 1,206,694
     16,900      American National Insurance Co                     1,639,300
     25,900      Argonaut Group Inc                                   932,400
     45,500      Berkley (WR) Corp                                  2,075,938
     25,100      Capital Re Corp                                    1,554,631
     52,300      Citizens Corp                                      1,745,513
     12,700      CMAC Investment Corp                                 850,900
     50,700      Commerce Group Inc                                 1,774,500
     27,690      Delphi Financial Group Inc                         1,218,360
     23,000      Enhance Financial Services Group Inc               1,427,438
     46,400      Everest Re Holdings Inc                            1,711,000
     45,300      Fidelity National Financial Inc                    1,325,025
     33,250      First American Financial Corp                      1,982,531
    162,110      Foundation Health Systems Inc, Class A*            4,488,422
     51,915      Fremont General Corp                               3,046,762
     15,800      Gallagher (Arthur J) and Co                          652,738
     47,200      Harleysville Group Inc                             1,150,500
     47,500      Horace Mann Educators Corp                         1,686,250
     37,900      John Alden Financial Corp                            850,381
     18,400      Kansas City Life Insurance Co                      1,697,400
     27,000      Liberty Corp                                       1,392,188
     29,200      Life Re Corp                                       1,857,850

              See accompanying notes to the financial statements.              7

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Insurance -- continued
     57,500      Life USA Holdings                                    884,063
     56,800      Mercury General Corp                               3,223,400
     27,600      NAC Re Corp                                        1,419,675
     47,200      Ohio Casualty Corp                                 2,206,600
     10,850      Old Republic International Corp                      457,734
     43,000      Orion Capital Corp                                 2,098,938
     43,100      Penncorp Financial Group Inc                       1,497,725
     50,400      Presidential Life Corp                             1,096,200
     18,700      Protective Life Corp                               1,292,638
     83,434      Provident Cos Inc                                  3,003,624
      5,550      Reinsurance Group of America                         254,259
     71,100      Reliance Group Holdings Inc                        1,208,700
     31,078      Reliastar Financial Corp                           1,478,147
     20,175      RLI Corp                                           1,051,622
     54,300      Selective Insurance Group                          1,489,856
     49,600      TIG Holdings Inc                                   1,317,500
     30,400      Transatlantic Holding Inc                          2,299,000
     15,350      Trenwick Group Inc                                   560,275
     16,400      Twentieth Century Industries                         438,700
     13,200      UICI*                                                424,050
     22,400      USF & G Corp                                         547,400
                                                                  -----------
                                                                   72,286,983
                                                                  -----------
                 Machinery -- 3.4%
     75,300      Agco Corporation                                   2,117,813
     36,500      Cincinnati Milacron Inc                            1,126,938
     24,600      Cummins Engine Inc                                 1,423,725
     63,500      Detroit Diesel Corp                                1,365,250
    105,200      Donaldson Co Inc                                   2,505,075
     19,400      Federal Mogul Corp                                   951,813
     28,100      Harnischfeger Industries Inc                         994,038
     14,100      Kennametal Inc                                       742,013
     25,200      Kulicke & Soffa Industries*                          699,300
     62,900      Lam Research Corp*                                 1,784,788
     55,100      Mohawk Industries Inc                              1,446,375
     26,700      Nordson Corp                                       1,298,288
     63,700      Novellus System Inc                                3,053,619
    100,200      Oakley Inc*                                        1,208,663
     21,400      Starrett (LS) Co, Class A                            858,675
     42,500      Tecumseh Products Co, Class B                      2,135,625
     15,500      Toro Co                                              621,938
     39,000      Ultratech Stepper Inc                                887,250
     29,400      York International Corp                            1,291,763
                                                                  -----------
                                                                   26,512,949
                                                                  -----------

8             See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Manufacturing -- 4.1%
     71,000      ACX Technologies Inc*                              1,695,125
     20,900      Aeroquip-Vickers Inc                               1,213,506
      9,200      Alliant Techsystems Inc                              577,875
    160,400      Amcast Industrial Corp                             3,548,850
     52,400      Applied Power Inc, Class A                         1,886,400
     34,100      Ball Corp                                          1,112,513
     42,600      Barnes Group Inc                                   1,256,700
     36,800      Champion Enterprises Inc                             924,600
     82,050      Clayton Homes Inc                                  1,630,744
     45,300      Crane Co                                           2,219,700
     11,400      CSS Industries Inc*                                  401,850
     38,600      Gibson Greetings Inc                                 849,200
     32,000      Global Industrial Technologies Inc                   502,000
     11,400      Greif Brothers Corp                                  413,250
     95,700      Griffon Corp*                                      1,573,069
     19,700      Harsco Corp                                          824,938
     23,700      International Game Technology                        574,725
     56,300      Lafarge Corp                                       1,889,569
     17,400      Lydall Inc                                           305,588
     10,400      Mine Safety Appliances                               644,800
     19,900      Sequa Corp, Class A                                1,496,231
     32,200      Standex International Corp                         1,000,213
      7,050      Tredegar Industries                                  493,500
     73,900      Trinity Industries Inc                             3,713,476
     20,900      Watts Industries Inc, Class A                        628,306
     10,700      West Co Inc                                          339,056
                                                                  -----------
                                                                   31,715,784
                                                                  -----------

                 Metals and Mining -- 1.4%
     72,200      Arch Coal Inc                                      1,895,250
    100,100      Asarco Inc                                         2,214,713
     18,100      Cleveland Cliffs Inc                                 929,888
     29,200      Commercial Metals Co                                 934,400
     69,600      Cyprus Amax Minerals Co                            1,139,700
     15,300      Nacco Inds Inc, Class A                            1,989,956
     59,000      Timken Co                                          1,902,750
                                                                  -----------
                                                                   11,006,657
                                                                  -----------

              See accompanying notes to the financial statements.              9

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Oil and Gas -- 1.4%
      5,500      El Paso Natural Gas Co                               365,063
     53,400      Equitable Resources Inc                            1,682,100
     29,400      FINA Inc, Class A                                  1,859,550
     32,900      KCS Energy Inc                                       583,975
     21,800      Mitchell Energy, Class B                             598,138
     30,800      Oryx Energy Co                                       783,475
     24,400      Peoples Energy Corp                                  881,450
     46,700      Pogo Producing Co                                  1,310,519
     76,600      Santa Fe Energy Resources Inc                        856,963
     31,700      Seagull Energy Corp                                  534,938
     67,300      Union Texas Petroleum Holdings Inc                 1,358,619
                                                                  -----------
                                                                   10,814,790
                                                                  -----------

                 Paper and Allied Products -- 2.7%
     61,500      Boise Cascade Corp                                 2,048,719
     63,700      Bowater Inc                                        3,153,150
     54,900      Chesapeake Corp                                    1,863,169
     61,100      Jefferson Smurfit Corp*                              912,681
     16,400      Longview Fibre Co                                    253,175
     44,500      Media General Inc, Class A                         2,091,500
     21,900      Pentair Inc                                          902,006
     34,400      Potlatch Corp                                      1,489,950
     51,100      Rayonier Inc                                       2,165,363
     53,400      Rock-Tenn Co, Class A                              1,011,263
     55,300      Shorewood Packaging Corp                           1,354,850
    128,500      Stone Container Corp*                              1,445,625
     26,800      TJ International Inc                                 804,000
     26,300      Zurn Industries Inc                                1,153,913
                                                                  -----------
                                                                   20,649,364
                                                                  -----------

                 Pharmaceuticals -- 1.5%
     22,100      Allergan Inc                                         773,500
     12,100      Amerisource Health Corp*                             707,850
     55,475      Bergen Brunswig Corp, Class A                      2,496,375
     72,900      ICN Pharmaceuticals Inc                            4,209,976
     65,475      Mark IV Industries Inc                             1,522,294
     50,800      Watson Pharmaceutical Inc                          1,822,450
                                                                  -----------
                                                                   11,532,445
                                                                  -----------

                 Primary Materials -- 1.5%
     20,400      Ameron Inc                                         1,222,725
     21,200      Carpenter Technology Corp                          1,003,025
     58,700      Florida Rock Industries                            1,533,538


10            See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Primary Materials -- continued
     34,100      Martin Marietta Materials Inc                      1,297,931
     14,600      Medusa Corp                                          690,763
     90,600      Premark International Inc                          2,819,925
     11,700      Southdown Inc                                        748,800
     33,400      USG Corp*                                          1,824,475
                                                                  -----------
                                                                   11,141,182
                                                                  -----------

                 Primary Processing -- 2.2%
     65,700      AK Steel Holding Corp                              1,227,769
     71,400      Alumax Inc*                                        2,646,263
    183,600      Bethlehem Steel Corp*                              1,950,750
     43,500      Birmingham Steel Corp                                763,969
     60,100      Inland Steel Industries Inc                        1,239,563
    121,700      LTV Corp                                           1,468,006
     70,600      Lukens Inc                                         2,118,000
      6,700      Maxxam Inc                                           356,775
      6,900      Mueller Industries Inc                               380,363
     87,600      National Steel Corp, Class B                       1,357,800
     22,200      NCH Corp                                           1,352,813
     38,100      Oregon Steel Mills Inc                               766,763
     21,300      Quanex Corp                                          705,563
     39,400      Rouge Industries Inc, Class A                        581,150
                                                                  -----------
                                                                   16,915,547
                                                                  -----------

                 Printing and Publishing -- 0.4%
      9,500      AH Belo Corp                                         520,125
     22,600      American Business Products Inc                       514,150
     59,000      Hollinger International Inc                          947,688
     10,699      Pulitzer Publishing Co                               898,716
                                                                  -----------
                                                                    2,880,679
                                                                  -----------

                 Real Estate -- 0.5%
     50,000      Lennar Corp                                        1,396,875
     53,100      Price Enterprises Inc                              1,055,363
     33,600      Webb (D) Corp                                      1,075,200
                                                                  -----------
                                                                    3,527,438
                                                                  -----------

                 Refining -- 0.6%
     20,000      Holly Corp                                           541,250
     37,500      Lyondell Petro Chemical Co                         1,021,875
     30,792      Ultramar Diamond Shamrock Corp                     1,098,890
     62,200      Valero Energy Corp                                 2,208,100
                                                                  -----------
                                                                    4,870,115
                                                                  -----------

              See accompanying notes to the financial statements.             11

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Retail Trade -- 8.6%
     41,100      AnnTaylor Stores Corp*                               583,106
     26,600      Barnes & Noble Inc                                   934,325
     65,400      Bed, Bath & Beyond Inc*                            2,824,463
     49,400      Best Buy Co Inc*                                   2,945,475
     26,300      Borders Group Inc                                    876,119
     51,200      Brinker International Inc                          1,068,800
     23,300      Brown Group Inc                                      346,588
     13,000      Brunos Inc                                            24,375
     98,340      Burlington Coat Factory Warehouse                  1,493,539
     34,000      Casey's General Stores Inc                           512,125
     60,600      Cash American Investments Inc                        727,200
    122,800      Charming Shoppes Inc                                 548,756
     29,900      Claire's Stores Inc                                  538,200
     30,900      CompUSA Inc*                                       1,081,500
     79,800      Cone Mills Corp*                                     653,363
     18,236      Consolidated Stores Corp                             749,956
     32,900      CPI Corp                                             793,713
     87,700      Dress Barn Inc*                                    2,559,744
     12,000      Eagle Hardware & Garden Inc                          227,250
     54,350      Family Dollar Stores Inc                           1,936,219
    117,200      Fingerhut Cos Inc                                  2,908,025
     26,700      Foodmaker Inc*                                       485,606
     77,586      Fred Meyer Inc                                     3,447,728
     49,300      Goodys Family Clothing Inc*                        1,848,750
     29,700      Hannaford Brothers Co                              1,252,969
     62,400      Heilig Meyers Co                                     967,200
    156,200      Homebase Inc                                       1,093,400
     61,100      Ingles Markets Inc                                   763,750
     30,000      Lands End Inc*                                     1,181,250
     58,300      Lone Star Steakhouse and Saloon                    1,227,944
     44,500      Longs Drug Stores Corp                             1,410,094
     36,100      Mercantile Stores                                  2,375,831
     75,500      Michaels Stores Inc*                               2,567,000
     90,500      Micro Warehouse Inc*                               1,244,375
     10,000      Microage Inc*                                        128,750
     35,800      Neiman Marcus Group Inc                            1,331,313
     77,400      NPC International Inc                                890,100
     93,100      Officemax Inc*                                     1,553,606
     35,900      Outback Steakhouse Inc*                            1,283,425
     54,700      Phillips Van Heusen                                  711,100
     29,450      Pier 1 Imports Inc                                   787,788

12            See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Retail Trade -- continued
     51,225      Proffitts Inc                                      1,735,247
     32,600      Richfood Holdings Inc                                927,063
     55,400      Ross Stores Inc                                    2,181,375
     53,400      Ruby Tuesday Inc                                   1,395,075
     47,400      Ruddick Corp                                         859,125
    317,100      Service Merchandise Co                               733,294
     65,200      Shopko Stores Inc*                                 1,715,575
    340,000      Southland Corp                                       658,750
     91,900      Spiegel Inc, Class A                                 413,550
     31,600      Stanhome Inc                                         912,450
    121,600      Value City Department Stores Inc*                  1,352,800
     39,700      Viking Office Products Inc                           873,400
     23,700      Weismarkets Inc                                      833,944
     28,400      Zale Corp                                            789,875
                                                                  -----------
                                                                   66,266,343
                                                                  -----------

                 Services -- 6.3%
     13,900      Amerco                                               389,200
     44,600      Anixter International Inc                            769,350
    103,425      Arctic Cat Inc                                     1,034,250
    158,600      Aztar Corp                                         1,348,100
     58,350      Banta Corp                                         1,735,913
     31,200      Berlitz International Inc                            809,250
     29,300      Bowne and Co Inc                                   1,241,588
    128,400      Buffetts Inc                                       1,356,225
     12,200      Carmike Cinemas Inc, Class A                         372,863
     22,200      Catalina Marketing Corp                            1,072,538
     11,800      Chemed Corp                                          466,100
     12,438      Chris Craft Industries Inc                           694,189
     41,200      Circus Circus Enterprises Inc*                       906,400
    191,500      Dames and Moore Inc                                2,465,563
     24,800      Devon Group Inc                                    1,587,200
     31,400      Electro Rental Corp                                1,271,700
     73,200      Fleming Cos Inc                                    1,303,875
     48,500      Franklin Covey Co                                  1,182,188
    108,500      Grand Casinos Inc                                  1,654,625
     71,000      Handleman Co*                                        479,250
     74,100      Harrahs Entertainment Inc*                         1,560,731
     17,900      Interim Services Inc                                 519,100
     62,200      Interpool Inc                                        886,350
     32,000      Jacobs Engineering Group                             958,000
     41,900      Kellwood Co                                        1,359,131

              See accompanying notes to the financial statements.             13

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Services -- continued
     40,600      Kelly Services                                     1,446,375
     77,200      Kingworld Productions Inc                          2,060,275
     20,050      Marcus Corp                                          342,103
    154,600      Nash Finch Co                                      2,995,375
     11,200      Norrell Corp                                         261,800
     29,500      Oakwood Homes Corp                                 1,168,938
     41,200      Ogden Corp                                         1,133,000
     92,200      Olsten Corp                                        1,486,725
     16,500      Primark Corp                                         708,469
     36,700      Rollins Truck Leasing Corp                           731,706
     38,000      Sbarro Inc                                         1,121,000
     62,900      Spelling Entertainment Group Inc                     566,100
     67,900      Station Casinos Inc                                  959,088
      9,900      Stone & Webster Inc                                  408,994
     85,700      Sun Healthcare Group Inc                           1,687,219
     45,300      Supervalu Inc                                      2,157,413
     29,900      United Video Satellite Group Inc*                  1,106,300
     25,648      United Water Resources Inc                           503,342
                                                                  -----------
                                                                   48,267,901
                                                                  -----------

                 Technology -- 2.6%
     25,400      Advanced Micro Devices Inc*                          595,313
     23,100      Autodesk Inc                                       1,094,363
     85,400      Broderbund Software Inc                            2,113,650
     23,300      Cirrus Logic Corp                                    257,756
     38,300      Cognex Corp*                                         921,594
     31,900      Cohu Inc                                           1,475,375
     37,800      Data General Corp*                                   779,625
      9,800      Dionex Corp                                          572,075
     36,000      EG & G Inc                                           969,750
    121,000      Electroglas Inc                                    2,238,500
     28,200      Esterline Corp                                     1,110,375
     14,700      Fluke Corp                                           357,394
     23,000      G TECH Holdings Corp*                                812,188
     13,600      KLA Instruments Corp*                                627,724
     57,600      MTS Systems Inc                                      939,600
     14,500      National Computer System Inc                         578,188
     11,200      Storage Technology Corp*                             764,400
     21,700      Synopsys Inc                                         758,144
     27,750      Tektronix Inc                                      1,238,344
     46,000      Teradyne Inc*                                      2,170,625
                                                                  -----------
                                                                   20,374,983
                                                                  -----------

14            See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Telecommunications -- 0.4%
     27,800      Century Telephone Enterprises Inc                  1,695,800
     49,500      Comsat Corp                                        1,655,156
                                                                  -----------
                                                                    3,350,956
                                                                  -----------

                 Textiles -- 1.0%
      4,200      Crystal Brands Inc/(a)/                                   --
     50,850      Guilford Mills                                     1,442,869
     45,600      Interface Flooring Systems Inc                     1,744,200
     81,600      Shaw Industries                                      969,000
     36,700      Springs Industries Inc, Class A                    2,052,906
     23,700      Westpoint Stevens Inc*                             1,264,988
                                                                  -----------
                                                                    7,473,963
                                                                  -----------

                 Transportation -- 3.7%
     83,800      Airborne Freight Corp                              3,032,513
     34,650      Airline Express International Corp                   970,200
     17,400      Alaska Airline Group Inc                             958,088
     40,700      American West Holdings Corp, Class B*              1,009,869
     25,400      ASA Holdings Inc                                   1,022,350
     54,400      CNF Transportation Inc                             2,128,400
     64,000      Comair Holdings Inc                                1,704,000
     29,200      FDX Corp*                                          1,859,675
     38,100      Fleetwood Enterprises Inc                          1,785,938
     43,300      Gatx Corp                                          3,355,750
     24,300      Heartland Express Inc                                613,575
     44,500      Hunt (JB) Transportation Services Inc              1,190,375
     22,100      Illinois Central Corp                                857,756
     56,200      Navistar International Corp*                       1,707,075
     15,200      US Freightways Corp                                  531,050
     57,500      USAir Group Inc*                                   3,640,469
     52,000      Viad Corp                                          1,257,750
     25,200      Yellow Corp*                                         530,775
                                                                  -----------
                                                                   28,155,608
                                                                  -----------

                 Utilities -- 9.1%
     42,500      American Water Works Co                            1,275,000
    115,400      Atlantic Energy Inc                                2,351,207
     91,900      Boston Edison Co                                   3,566,869
     23,400      Central Hudson Gas & Electric                        950,625
     18,900      Central Louisiana Electric Inc                       614,250
    111,400      Central Maine Power Co                             1,858,988
      8,800      Cilcorp Inc                                          408,100

              See accompanying notes to the financial statements.             15

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 Utilities -- continued
     85,033      Citizens Utilities, Class B                          797,184
     87,900      Commonwealth Energy Systems                        3,169,894
     84,300      Delmarva Power and Light Co                        1,817,719
     15,400      Eastern Enterprises                                  682,413
     54,300      Eastern Utilities Associates                       1,299,806
    136,100      El Paso Electric Company                             927,181
     17,600      Energen Corp                                         683,100
     29,200      Hawaiian Electric Industry Inc                     1,182,600
     80,500      Illinova Corp                                      2,233,875
     29,700      Keyspan Energy Corp                                1,056,206
     16,600      LES Industries Inc                                   600,713
     42,900      Mapco Inc                                          2,308,556
    107,482      Midamerican Energy Holding Co                      2,230,252
     14,200      Minnesota Power & Light Co                           574,213
     96,500      Montana Power Co                                   3,088,000
     36,900      Natural Gas Clearinghouse                            571,950
     89,600      Nevada Power Co                                    2,223,200
    112,200      New York State Electric and Gas Corp               4,214,514
    237,600      Niagara Mohawk Power Corp*                         3,044,250
    204,900      Northeast Utilities                                2,561,250
     38,700      Nui Corporation                                    1,023,131
     47,600      Oneok Inc                                          1,666,000
     28,600      Orange and Rockland Utilities                      1,256,613
    103,200      Public Services Co of New Mexico                   2,405,850
     55,800      Puget Sound Power and Light Co                     1,513,575
     72,400      Rochester Gas and Electric Corp                    2,257,975
     29,300      Sierra Pacific Resources                           1,051,138
     30,500      Southwest Natural Gas Corp                           617,625
     48,700      TNP Enterprises Inc                                1,564,488
     41,940      UniSource Energy Corp Holding Co                     715,601
     44,500      United Illuminating Co                             2,049,781
     69,600      Utilicorp United Inc                               2,505,600
     30,600      Washington Gas Light Co                              824,288
     25,600      Washington Water Power                               585,600
     74,500      Western Gas Resources Inc                          1,275,813
     45,400      Western Resources Inc                              1,861,400
     26,500      Wisconsin Power & Light Holding Co                   844,688
                                                                 ------------
                                                                   70,311,081
                                                                 ------------

                 TOTAL COMMON STOCKS  (COST  $629,772,452)        746,835,726
                                                                 ------------

16            See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


  Par Value ($)/
     Shares      Description                                        Value($)
--------------------------------------------------------------------------------

                 RIGHTS AND WARRANTS -- 0.0%

                 Printing and Publishing -- 0.0%
          550    American Satellite Network Warrants expires
                 06/30/99 (Cost $0)/(a)/*                                  --
                                                                 ------------

                 TOTAL RIGHTS AND WARRANTS (COST $0)                       --
                                                                 ------------

                 SHORT-TERM INVESTMENTS -- 12.9%

                 Cash Equivalents -- 9.7%
  $16,242,322    BankBoston Eurodollar Time Deposit, 5.7875%
                 due 3/2/98/(b)/                                   16,242,322
   $3,549,685    First Union National Bank of North Carolina
                 Eurodollar Time Deposit, 5.6250% due 3/2/98/(b)/   3,549,685
   20,055,728    Merrimac Cash Fund Premium Class/(b)/             20,055,728
  $35,000,000    Prudential Securities Group Inc, Master Note,
                 5.8875% due 3/2/98/(b)/                           35,000,000
                                                                 ------------
                                                                   74,847,735
                                                                 ------------

                 U.S. Government -- 0.1%
     $500,000    U.S. Treasury Bill, 5.165%, due 5/28/98/(c)/         493,741
                                                                 ------------

                 Repurchase Agreements -- 3.1%
  $23,700,028    Salomon Smith Barney Inc. Repurchase
                 Agreement, dated 2/27/98, due 3/2/98,
                 with a maturity value of $23,710,041,
                 and an effective yield of 5.07%,
                 collateralized by U.S. Treasury Obligation
                 with a rate of 8.875%, with a  maturity date
                 of 8/15/17 and with a market value of
                 $24,174,028.                                      23,700,028
                                                                 ------------

                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $99,041,379)                                99,041,504
                                                                 ------------

                 TOTAL INVESTMENTS -- 109.9%
                 (COST $728,813,831)                              845,877,230

                 Other Assets and Liabilities (net) -- (9.9)%     (76,264,944)
                                                                 ------------

                 TOTAL NET ASSETS-- 100%                         $769,612,286
                                                                 ============

                 Notes to the Schedule of Investments:

             *   Non-income producing security.
             (a) Bankrupt issuer.
             (b) Represents investments of security lending collateral (Note 1).
             (c) Security has been segregated to cover margin requirements on open financial futures contracts.

              See accompanying notes to the financial statements.             17

GMO Small Cap Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------


Assets:
   Investments, at value (cost $728,813,831) (Note 1)             $845,877,230
   Receivable for investments sold                                  14,305,491
   Dividends and interest receivable                                   770,240
   Receivable for expenses waived or borne by Manager (Note 2)         135,788
                                                                  ------------

      Total assets                                                 861,088,749
                                                                  ------------

Liabilities:
   Payable for investments purchased                                12,270,511
   Payable upon return of securities loaned (Note 1)                74,847,735
   Payable for Fund shares repurchased                               3,838,220
   Payable to affiliate for (Note 2):
     Management fee                                                    288,722
     Shareholder service fee                                            83,038
   Payable for variation margin on open futures contracts (Notes 1      52,431
     and 6)
   Accrued expenses                                                     95,806
                                                                  ------------

      Total liabilities                                             91,476,463
                                                                  ------------

Net assets                                                        $769,612,286
                                                                  ============

Net assets consist of:
   Paid-in capital                                                $604,912,461
   Accumulated undistributed net investment income                   1,408,321
   Accumulated undistributed net realized gain                      46,112,677
   Net unrealized appreciation                                     117,178,827
                                                                  ============
                                                                  $769,612,286
                                                                  ============

Net assets attributable to:
   Class III shares                                               $769,612,286
                                                                  ============

Shares outstanding:
   Class III                                                        42,096,585
                                                                  ============

Net asset value per share:
   Class III                                                      $      18.28
                                                                  ============

18            See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
   Dividends (net of withholding taxes of $4,377)                 $  8,962,415
   Interest (including securities lending income of $172,450)        5,584,484
                                                                  ------------

      Total income                                                  14,546,899
                                                                  ------------

Expenses:
   Management fee (Note 2)                                           3,650,580
   Custodian and transfer agent fees                                   222,570
   Registration fees                                                    70,289
   Audit fees                                                           39,750
   Legal fees                                                           18,111
   Trustees fees (Note 2)                                                6,695
   Miscellaneous                                                         4,828
   Fees waived or borne by Manager (Note 2)                         (1,603,440)
                                                                  ------------
                                                                     2,409,383
   Shareholder service fee (Note 2)
      Class I                                                            4,260
      Class III                                                      1,089,290
                                                                  ------------
      Net expenses                                                   3,502,933
                                                                  ------------

        Net investment income                                       11,043,966
                                                                  ------------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                                                   90,146,041
      Closed futures contracts                                      27,478,494
                                                                  ------------

        Net realized gain                                          117,624,535
                                                                  ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                   87,364,127
      Open futures contracts                                         2,114,958
                                                                  ------------

        Net unrealized gain                                         89,479,085
                                                                  ------------

      Net realized and unrealized gain                             207,103,620
                                                                  ------------

Net increase in net assets resulting from operations              $218,147,586
                                                                  ============


              See accompanying notes to the financial statements.             19

GMO Small Cap Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Year Ended            Year Ended
                                                          February 28, 1998     February 28, 1997
                                                          -----------------     -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                     $ 11,043,966          $  8,393,192
   Net realized gain                                          117,624,535            48,217,450
   Change in net unrealized appreciation (depreciation)        89,479,085             7,279,028
                                                             ------------          ------------
   Net increase in net assets resulting from operations       218,147,586            63,889,670
                                                             ------------          ------------
Distributions to shareholders from:
   Net investment income
      Class I                                                     (26,599)                   --
      Class III                                               (11,940,475)           (6,723,900)
                                                             ------------          ------------
      Total distributions from net investment income          (11,967,074)           (6,723,900)
                                                             ------------          ------------
   Net realized gains
      Class I                                                    (323,423)                   --
      Class III                                               (97,888,562)           (9,617,877)
                                                             ------------          ------------
      Total distributions from net realized gains             (98,211,985)           (9,617,877)
                                                             ------------          ------------

                                                             (110,179,059)          (16,341,777)
                                                             ------------          ------------
   Net share transactions: (Note 5)
      Class I                                                  (1,301,006)            1,343,250
      Class III                                                 6,180,752           376,339,439
                                                             ------------          ------------
   Increase in net assets resulting from net
     share transactions                                         4,879,746           377,682,689
                                                             ------------          ------------

     Total increase in net assets                             112,848,273           425,230,582

Net assets:
   Beginning of period                                        656,764,013           231,533,431
                                                             ------------          ------------


   End of period (including accumulated
     undistributed net investment income of
     $1,408,321 and $2,331,429, respectively)                $769,612,286          $656,764,013
                                                             ============          ============

20            See accompanying notes to t he financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

                                             Period from           Period from January 2, 1997
                                            March 1, 1997          (commencement of operations)
                                          to January 9, 1998           to February 28, 1997
                                          ------------------       ----------------------------
Net asset value, beginning of period            $15.89                        $15.34
                                                ------                        ------


Income from investment operations:
   Net investment income                          0.22+                         0.05
   Net realized and unrealized gain               3.00                          0.50
                                                ------                        ------

     Total from investment operations             3.22                          0.55
                                                ------                        ------


Less distributions to shareholders:
   From net investment income                    (0.27)                           --
   From net realized gains                       (2.44)                           --
                                                ------                        ------

     Total distributions                         (2.71)                           --
                                                ------                        ------
Net asset value, end of period                 $ 16.40(c)                     $15.89
                                                ======                        ======

Total Return (a)                                 20.55%                         3.52%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                --                        $1,391
   Net expenses to average daily net
     assets                                       0.61%*                        0.61%*
   Net investment income to average
     daily net assets                             1.45%*                        1.87%*
   Portfolio turnover rate                          56%                           58%
   Average broker commission rate per
     equity share                              $0.0305                       $0.0271
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:       $  0.03                       (b)

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(c) All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
+   Computed using average shares outstanding throughout the period.
*   Annualized.

              See accompanying notes to the financial statements.             21

GMO Small Cap Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                        Year Ended February 28/29,
                                           ----------------------------------------------------
                                             1998       1997       1996       1995       1994
                                           --------   --------   --------   --------   --------
Net asset value, beginning
   of period                               $  15.89   $  13.89   $  13.61   $  14.31   $  12.68
                                           --------   --------   --------   --------   --------

Income from investment operations:
   Net investment income                       0.27       0.28       0.23       0.20       0.21
   Net realized and unrealized gain            4.85       2.32       3.20       0.34       2.14
                                           --------   --------   --------   --------   --------

     Total from investment operations          5.12       2.60       3.43       0.54       2.35
                                           --------   --------   --------   --------   --------

Less distributions to shareholders:
   From net investment income                 (0.29)     (0.27)     (0.23)     (0.20)     (0.22)
   From net realized gains                    (2.44)     (0.33)     (2.92)     (1.04)     (0.50)
                                           --------   --------   --------   --------   --------
     Total distributions                      (2.73)     (0.60)     (3.15)     (1.24)     (0.72)
                                           --------   --------   --------   --------   --------
Net asset value, end of period             $  18.28   $  15.89   $  13.89   $  13.61   $  14.31
                                           ========   ========   ========   ========   ========

Total Return/(a)/                             34.43%     19.12%     27.18%      4.48%     18.97%

Ratios/Supplemental Data:
   Net assets, end of period (000's)       $769,612   $655,373   $231,533   $235,781   $151,286
   Net expenses to average daily
     net assets                                0.48%      0.48%      0.48%      0.48%      0.48%
   Net investment income to
     average daily net assets                  1.51%      2.15%      1.67%      1.55%      1.66%
   Portfolio turnover rate                       56%        58%       135%        54%        30%
   Average broker commission rate
     per equity share/(b)/                 $ 0.0305   $ 0.0271        N/A        N/A        N/A
   Fees and expenses voluntarily
     waived or borne by the Manager
     consisted of the following per
     share amounts:                        $   0.04   $   0.03     $ 0.02   $   0.01   $   0.02

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
/(b)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

22            See accompanying notes to the financial statements.

GMO Small Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.  Significant accounting policies

    GMO Small Cap Value Fund (the "Fund"), formerly named the GMO Core II Secondaries Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

    The Fund seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

    On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

    Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

    The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Portfolio valuation

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

    Futures contracts

    The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its

GMO Small Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

    custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

    Repurchase agreements

    The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

    Security lending

    The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $71,864,971, collateralized by cash in the amount of $74,847,735, which was invested in short-term instruments.

    Swap agreements

    The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities.

GMO Small Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

    Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 1998.

    Taxes

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

    Distributions to shareholders

    The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Security transactions and related investment income

    Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

    Allocation of operating activity

    The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Small Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

    Purchases and redemptions of Fund shares
    The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Prior to June 1, 1996, the premium on cash purchases and fee on redemptions was .75% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $679,933 in purchase premiums and $902,897 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.  Fees and other transactions with affiliates

    GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

    GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

    The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $6,695. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.  Purchases and sales of securities

    Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $471,338,413 and $344,355,517, respectively.

    At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized    Gross Unrealized    Net Unrealized
      Aggregate Cost       Appreciation        Depreciation       Appreciation
    ------------------- ------------------- ------------------- ----------------
      $ 729,905,587       $ 138,569,497        $ 22,597,854       $ 115,971,643

GMO Small Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

4.  Principal shareholders

    At February 28, 1998, 22.4% of the outstanding shares of the Fund were held by two shareholders each holding in excess of 10% of the Fund's oustanding shares.

5.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:


                                                                         Period from January 2, 1997
                                                        Period from          (commencement of
                                                       March 1, 1997            operations)
    Class I:                                        to January 9, 1998     to February 28, 1997
                                                  ----------------------  ------------------------
                                                    Shares       Amount      Shares      Amount
                                                  ----------  -----------   --------  ------------
    Shares sold                                      55,930   $ 1,050,044     87,565    $1,343,250
    Shares issued to shareholders
         in reinvestment of distributions            20,915       350,022          -             -
    Shares repurchased                             (164,410)   (2,701,072)         -             -
                                                  ---------   -----------   --------    ----------
    Net increase (decrease)                         (87,565)  $(1,301,006)    87,565    $1,343,250
                                                  =========   ===========   ========    ==========


                                                      Year Ended                  Year Ended
    Class III:                                     February 28, 1998           February 28, 1997
                                               -------------------------    ------------------------
                                                 Shares        Amount         Shares       Amount
                                               -----------  ------------    ----------  ------------
    Shares sold                                  8,025,013  $137,024,478    36,443,463  $557,963,243
    Shares issued to shareholders
         in reinvestment of distributions        6,187,157   103,690,318       846,111    12,460,382
    Shares repurchased                         (13,350,357) (234,534,044)  (12,721,369) (194,084,186)
                                               -----------  ------------    ----------  ------------
    Net increase                                   861,813  $  6,180,752    24,568,205  $376,339,439
                                               ===========  ============    ==========  ============

6.  Financial instruments

    A summary of outstanding financial instruments at February 28, 1998 is as follows:

    Long futures contracts


                                                                          Net
       Number of                                                       Unrealized
       Contracts        Type      Expiration Date    Contract Value   Appreciation
     -------------  ------------  -----------------  ---------------  -------------
          42        Russell 2000     March 1998         $9,717,750      $115,428
                                                                       ==========

    At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO Small Cap Value Fund
(A Series of GMO Trust)


Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

    For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 52.40% of distributions as net capital gain dividends.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Small Cap Value Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------

Portfolio Managers

    Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance

    The Class III shares of the GMO Small Cap Value Fund returned 34.4% for the fiscal year ended February 28, 1998, as compared to 35.0% for the S&P 500. The Russell 2000 Value Index returned 33.9% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

    In the fiscal year that just ended, small stocks rose significantly. However, in a continuation of a market trend that has persisted for three years, large capitalization stocks recorded even better gains. In this environment, the performance of the GMO Small Cap Value Fund was excellent: it outperformed the Russell 2000 Value Index and only marginally trailed the S&P 500.

    Strong performing sectors in the Russell 2000 Value Index included consumer stocks, which benefited from the strong economy and low unemployment. Utility and financial stocks also performed well in an environment of declining interest rates. On the other hand, technology and health care stocks posted smaller gains. These more speculative issues declined sharply during the fall of 1997 in the wake of events in the Far East. In a "flight to quality," investors adjusted their portfolios to increase their holdings of the stocks of larger companies with more stable earnings.

    The primary reason for good performance in the Fund during the fiscal year was good stock selection. The GMO Small Cap Value Fund selects stocks based on four strategies: price to fair value, price to book, price to sales and price to cash flow. Using these strategies, we favor the stocks of companies with relatively low prices. These strategies allowed us to realize superior returns from our holdings in utilities, health care and insurance.

    Our sector emphasis marginally offset strong stock selection. Overweights in health care and technology issues detracted from returns, as these sectors underperformed the rest of the index. Our underweight in the strong-performing Financial Services sector also lowered returns relative to the benchmark.

Outlook

    Since 1983, small capitalization stocks have lagged their larger counterparts. At the current time, they look increasingly attractive relative to large capitalization stocks on a number of measures -- price-to-book, price-to-cash flow, price-to-sales and price-to-fair value. Although not as cheap as they were in the mid-1970's (prior to their legendary rise through 1983), today small-cap stocks are at their cheapest relative price since the late 1970's when institutions began to treat small-cap stocks as a separate asset class. We believe that this bodes well for the relative returns of small cap stocks over the next few years.

    The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in

        GMO Small Cap Value Fund Class III Shares and the S&P 500 Index

                            As of February 28, 1998

                  ------------------------------------------
                          Average Annual Total Return
                  ------------------------------------------
                                                    Since
                    1 Year           5 Year       Inception
                  ------------------------------------------
             Class                                 12/31/91
              III
                     33.1%            20.2%          21.2%
                  ------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                     GMO Small Cap Value Fund
                         Class III Shares                S & P 500 Index
                     ------------------------            ---------------

12/31/91                      $9,950                         $10,000
 2/29/92                     $11,065                          $9,941
 2/28/93                     $12,888                         $11,000
 2/28/94                     $15,333                         $11,916
 2/28/95                     $16,021                         $12,794
 2/29/96                     $20,376                         $17,233
 2/28/97                     $24,272                         $21,741
 2/28/98                     $32,465                         $29,350


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Core Fund (A Series of GMO Trust)

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


      Price Waterhouse LLP
      Boston, Massachusetts
      April 13, 1998

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


   Shares         Description                                     Value ($)
--------------------------------------------------------------------------------

                  COMMON STOCKS -- 91.3%

                  Advertising -- 0.4%
     289,800      Interpublic Group Inc                             15,794,100
                                                                --------------
                  Aerospace -- 0.4%
      21,200      Northrop Grumman Corp                              2,946,800
     134,900      Textron Inc                                       10,109,069
                                                                --------------
                                                                    13,055,869
                                                                --------------
                  Automotive -- 3.0%
       8,600      Bandag Inc                                           482,138
   1,558,800      Ford Motor Co                                     88,169,624
     278,400      General Motors Corp                               19,192,200
     102,200      Genuine Parts Co                                   3,781,400
                                                                --------------
                                                                   111,625,362
                                                                --------------
                  Banking and Financial Services -- 11.3%
     381,100      Ahmanson (HF) & Co                                23,794,931
     124,100      Amsouth Bancorp                                    6,972,869
     434,170      Banc One Corp                                     24,530,605
      36,600      Bank of New York Inc                               2,143,388
     255,400      BankBoston Corp                                   25,460,188
     172,600      Bankers Trust New York Corp                       20,409,950
     217,799      Bear Stearns Inc                                  10,154,878
      75,200      Beneficial Corp                                    8,873,600
     302,750      Charles Schwab & Co Inc                           11,428,813
     322,008      Chase Manhattan Corp                              39,949,117
      43,600      Citicorp                                           5,777,000
     168,800      Countrywide Credit Industry Inc                    7,501,050
     386,000      Dime Bancorp Inc                                  11,773,000
      52,700      Donaldson Lufkin & Jenrette                        4,314,813
     235,200      Edwards (AG) Inc                                   9,893,100
      72,600      First Bank of America Corp                         5,640,113
     269,100      Franklin Resources Inc                            13,724,100
      83,700      Golden West Financial Corp                         7,470,225
     118,800      Greenpoint Financial Corp                          8,820,900
     133,400      Hibernia Corporation, Class A                      2,668,000
      90,100      Lehman Brothers Holding Inc                        5,681,931
     512,400      Merrill Lynch                                     36,668,624
      19,500      MGIC Investment Corp                               1,436,906
     403,812      Morgan Stanley Dean Witter Discover & Co          28,140,648
     348,144      Nationsbank Corp                                  23,847,864


              See accompanying notes to the financial statements.              1

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares         Description                                      Value ($)
--------------------------------------------------------------------------------

                  Banking and Financial Services -- continued
     282,400      Paine Webber Group Inc                            11,860,800
     315,800      PNC Bank Corp                                     17,526,900
      15,200      Providian Financial Corp                             862,600
       4,800      Republic New York Corp                               580,800
     119,900      Summit Bancorp                                     5,957,531
     324,107      Travelers Group Inc                               18,068,965
      43,600      U.S. Bancorp                                       5,016,725
     146,470      Washington Mutual Inc                              9,831,799
                                                                 -------------
                                                                   416,782,733
                                                                 -------------
                  Chemicals -- 0.6%
      99,700      Eastman Chemical Co                                6,530,350
     131,500      Great Lakes Chemical Corp                          6,394,188
      59,200      Lubrizol Corp                                      2,282,900
     183,400      Union Carbide Corp                                 8,516,638
                                                                 -------------
                                                                    23,724,076
                                                                 -------------
                  Computer and Office Equipment -- 1.5%
      18,100      Computer Associates International Inc                852,963
     455,800      EMC Corp                                          17,434,350
      43,300      Gateway 2000 Inc                                   1,905,200
     172,100      Lexmark International Group Inc *                  7,357,275
     583,100      Micron Technology Inc *                           19,351,631
      56,900      Pitney Bowes Inc                                   2,667,188
     300,700      Unisys Corp *                                      5,375,013
      73,300      Western Digital Corp                               1,337,725
                                                                 -------------
                                                                    56,281,345
                                                                 -------------
                  Construction -- 1.5%
     220,900      Georgia-Pacific Corp                              12,964,069
     675,800      Home Depot Inc                                    43,124,487
                                                                 -------------
                                                                    56,088,556
                                                                 -------------
                  Consumer Goods -- 4.4%
      95,600      Callaway Golf Co                                   3,083,100
      34,100      Colgate-Palmolive Co                               2,768,494
     310,500      Eastman Kodak Co                                  20,376,563
     397,200      Fortune Brands Inc                                15,763,875
     136,300      Hasbro Inc                                         4,949,394
      95,000      Jones Apparel Group Inc *                          5,225,000
       2,800      Liz Claiborne Inc                                    140,000

2             See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares         Description                                   Value ($)
--------------------------------------------------------------------------------

                     Consumer Goods -- continued
        545,000      Mattel Co                                     23,060,313
        387,900      Maytag Corp                                   17,455,500
         53,300      Moore Corp Ltd                                   836,144
        156,800      Newell Co                                      7,193,200
        495,600      Procter and Gamble Co                         42,095,024
        124,200      Reebok International Ltd *                     3,873,488
        163,900      Sunbeam Corp                                   6,781,363
        216,500      VF Corp                                       10,324,344
                                                               --------------
                                                                  163,925,802
                                                               --------------
                     Electronic Equipment -- 1.7%
         23,700      Arrow Electronics Inc                            789,506
         37,900      Cooper Industries Inc                          2,127,138
         31,500      Harris Corp                                    1,596,656
         88,400      Litton Industries *                            5,502,900
        309,900      Motorola Inc                                  17,276,925
         51,800      National Semiconductor Corp *                  1,236,725
        334,400      Raytheon Co, Class B                          19,666,900
        238,900      Texas Instruments                             13,826,338
                                                               --------------
                                                                   62,023,088
                                                               --------------
                     Environmental Control -- 0.1%
        180,800      Wheelabrator Technology Inc                    2,949,300
                                                               --------------
                     Food and Beverage -- 4.7%
        470,700      Anheuser Busch Cos Inc                        22,064,063
        404,167      Archer Daniels Midland Co                      9,068,497
        338,400      Bestfoods                                     35,658,899
        470,700      Coca Cola Enterprises Inc                     15,562,519
         36,150      Dean Foods Co                                  1,988,250
            200      Hormel (Geo A) and Co                              7,425
        170,900      IBP Inc                                        3,813,206
        255,100      Kellogg Co                                    10,873,638
        588,600      Sara Lee Corp                                 33,255,899
        262,400      Seagrams Co Ltd                                9,971,200
          1,400      Sysco Corp                                        65,888
        406,300      Unilever NV ADR                               26,130,168
         12,000      Universal Foods Corp                             540,000
        157,300      Whitman Corp                                   2,801,906
         17,900      Wrigley (William Jr) Co                        1,367,113
                                                               --------------
                                                                  173,168,671
                                                               --------------

              See accompanying notes to the financial statements.             3

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares         Description                                     Value ($)
--------------------------------------------------------------------------------

                     Health Care -- 2.8%
         17,600      Becton Dickinson & Co                           1,119,800
        107,100      Columbia HCA Healthcare Corp                    2,905,088
         46,100      Hillenbrand Industries Inc                      2,590,244
        657,400      Johnson & Johnson                              49,633,699
        151,500      Mallinckrodt Inc                                5,880,094
        212,800      McKesson Corp                                  11,092,200
        156,600      Medtronic Inc                                   8,319,375
        205,000      Pharmacia & Upjohn Inc                          8,110,313
         97,700      United States Surgical Corp                     2,992,063
        154,600      Wellpoint Health Network *                      9,034,438
                                                                --------------
                                                                   101,677,314
                                                                --------------
                     Insurance -- 3.7%
         65,300      AMBAC Inc                                       3,477,225
         15,200      Cincinnati Financial Corp                       2,052,000
         18,000      CNA Financial Corp *                            2,590,875
        494,100      Conseco Inc                                    23,191,819
        133,600      Foundation Health Systems Inc, Class A *        3,699,050
        176,000      Loews Corp                                     17,655,000
         33,500      MBIA Inc                                        2,451,781
         41,900      Mercury General Corp                            2,377,825
         74,700      Old Republic International Corp                 3,151,406
         96,400      Progressive Corp                               11,170,350
        113,800      Reliastar Financial Corp                        5,412,613
        188,600      Safeco Corp                                     9,889,713
        175,900      Saint Paul Cos Inc                             15,589,138
        433,500      Torchmark Corp                                 20,184,844
         96,509      Transamerica Corp                              11,237,267
         37,400      Transatlantic Holding Inc                       2,828,375
                                                                --------------
                                                                   136,959,281
                                                                --------------
                     Machinery -- 1.5%
      1,212,200      Applied Materials Inc                          44,624,112
         63,900      Cummins Engine Inc                              3,698,213
         43,000      FMC Corp *                                      3,112,125
         45,900      Parker-Hannifin Corp                            2,140,088
         43,100      Smith International Inc *                       2,295,075
                                                                --------------
                                                                    55,869,613
                                                                --------------

4             See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


      Shares         Description                                    Value ($)
--------------------------------------------------------------------------------
                     Manufacturing -- 2.8%
        338,700      General Electric Co                            26,333,924
        483,300      IBM Corp                                       50,474,643
        271,200      International Game Technology                   6,576,600
         80,000      Leggett & Platt Inc                             4,015,000
        413,400      Owens Illinois Inc *                           15,864,225
         19,800      Temple Inland Inc                               1,180,575
                                                                ---------------
                                                                   104,444,967
                                                                ---------------
                     Oil and Gas -- 6.4%
         40,300      Apache Corp                                     1,370,200
        621,900      Atlantic Richfield Co                          48,352,724
         85,400      BJ Services Co                                  2,935,625
         65,900      Chevron Corp                                    5,346,138
         46,300      Columbia Energy Group                           3,533,269
            100      Ensco International Inc                             2,913
        871,200      Exxon Corp                                     55,647,899
          1,600      FINA Inc, Class A                                 101,200
         47,700      Mobil Corp                                      3,455,269
         75,100      Nabors Industries Inc *                         1,717,913
        254,300      Occidental Petroleum Corp                       6,500,544
         59,900      Pennzoil Co                                     4,009,556
        210,500      Phillips Petroleum Co                          10,314,500
        514,800      Schlumberger Ltd                               38,803,049
        334,200      Texaco Inc                                     18,652,538
        436,800      Union Pacific Resources Group                   9,773,400
        189,200      Unocal Corp                                     7,130,475
        607,000      USX - Marathon Group                           20,979,438
                                                                ---------------
                                                                   238,626,650
                                                                ---------------
                     Paper and Allied Products -- 1.0%
        151,900      Champion International Corp                     7,756,394
         75,400      Fort James Corp                                 3,421,275
        226,300      Mead Corp                                       7,736,631
        191,600      Sonoco Products Co                              7,412,525
        166,200      Westvaco Corp                                   5,401,500
        116,500      Willamette Industries Inc                       4,303,219
                                                                ---------------
                                                                    36,031,544
                                                                ---------------
                     Pharmaceuticals -- 5.9%
      1,075,100      Abbott Laboratories                            80,430,918
         52,400      Allergan Inc                                    1,834,000
        720,300      Bristol Myers Squibb Co                        72,165,055
        154,500      Merck & Co Inc                                 19,708,406


              See accompanying notes to the financial statements.            5

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares         Description                                     Value ($)
-------------------------------------------------------------------------------
                     Pharmaceuticals -- continued
        150,600      Schering Plough Corp                           11,455,013
        186,700      Warner Lambert Co                              27,304,874
        201,300      Watson Pharmaceutical Inc                       7,221,638
                                                                --------------
                                                                   220,119,904
                                                                --------------
                     Primary Materials -- 0.2%
         65,300      EVI Inc                                         3,203,781
         41,800      Rubbermaid Inc                                  1,212,200
         33,300      Vulcan Materials Co                             3,350,813
                                                                --------------
                                                                     7,766,794
                                                                --------------
                     Primary Processing -- 0.1%
        117,200      USX-US Steel Group Inc                          4,116,650
                                                                --------------
                     Printing and Publishing -- 0.1%
         20,800      A.H. Belo Corp                                  1,138,800
          6,200      Washington Post Co, Class B                     3,059,700
                                                                --------------
                                                                     4,198,500
                                                                --------------
                     Refining -- 0.7%
         10,000      Murphy Oil Corp                                   499,375
        377,000      Royal Dutch Petroleum                          20,475,813
        112,700      Sun Co Inc                                      4,500,956
                                                                --------------
                                                                    25,476,144
                                                                --------------
                     Retail Trade -- 6.5%
        429,000      Albertsons Inc                                 20,082,563
        221,300      American Stores Co                              5,573,994
        298,300      Autozone Inc *                                  9,023,575
        440,100      Costco Cos Inc *                               21,509,888
        250,000      Dayton Hudson Corp                             19,328,125
        227,000      Dillards Department Stores Inc                  8,086,875
        140,025      Dollar General Corp                             6,458,653
         36,800      Family Dollar Stores Inc                        1,311,000
        222,500      Fred Meyer Inc                                  9,887,344
         10,500      Fruit of the Loom Inc *                           337,313
        571,450      Gap Inc                                        25,536,672
      1,432,800      Kmart Corp *                                   19,163,700
        443,700      Limited Inc                                    12,867,300
        252,400      Rite Aid Corp                                   8,171,450
        304,400      Tandy Corp                                     13,545,800
         26,700      Toys R Us Inc *                                   700,875

 6               See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



  Shares         Description                                         Value ($)
--------------------------------------------------------------------------------
                 Retail Trade -- continued
  1,186,900      Wal Mart Stores Inc                                 54,968,305
    103,900      Winn-Dixie Stores Inc                                5,604,106
                                                                 --------------
                                                                    242,157,538
                                                                 --------------
                 Services -- 0.5%
     13,300      BHC Communications Inc, Class A                      1,835,400
     47,900      Cendant Corp *                                       1,796,250
      4,200      Fleming Cos Inc                                         74,813
    157,500      Halliburton Company                                  7,323,750
    113,200      Supervalu Inc                                        5,391,150
                                                                 --------------
                                                                     16,421,363
                                                                 --------------
                 Technology -- 11.7%
    295,200      Advanced Micro Devices Inc *                         6,918,750
    163,200      America Online Inc *                                19,767,600
     87,700      Avnet Inc                                            5,590,875
    690,500      Bay Networks Inc *                                  23,390,688
  2,151,400      Compaq Computer Corp                                68,979,262
     15,400      Computer Sciences Corp *                             1,612,188
    335,900      Dell Computer Corp                                  46,984,012
     50,000      Grainger (WW) Inc                                    4,840,625
  1,177,900      Intel Corp                                         105,642,905
  1,393,600      Microsoft Corp                                     118,107,599
    142,600      Teradyne Inc *                                       6,728,938
    291,700      Xerox Corp                                          25,870,143
                                                                 --------------
                                                                    434,433,585
                                                                 --------------
                 Telecommunications -- 7.7%
    329,500      Ameritech Corp                                      13,736,031
  1,161,600      AT & T Corp                                         70,712,399
    493,357      Bell Atlantic Corp                                  44,278,790
     15,700      Bellsouth Corp                                         957,700
    130,400      CBS Corp                                             4,034,250
    134,400      Century Telephone Enterprises Inc                    8,198,400
    293,900      GTE Corp                                            15,907,338
    376,500      MCI Communications Corp                             18,001,406
    337,600      Nextel Communications Inc, Class A *                 9,980,300
    361,501      SBC Communications                                  27,338,499
     82,100      Southern New England Telecommunications Corp         5,182,563
    494,800      Sprint Corp                                         32,656,799
    583,800      US West Inc                                         30,394,087
     85,700      Worldcom Inc *                                       3,272,669
                                                                 --------------
                                                                    284,651,231
                                                                 --------------

              See accompanying notes to the financial statements.              7

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares         Description                                         Value ($)
----------------------------------------------------------------------------------------------
                     Tobacco -- 1.3%
      1,102,400      Philip Morris Cos Inc                                47,885,499
                                                                     ---------------

                     Transportation -- 2.0%
        371,100      Burlington Northern Santa Fe Railroad Co             36,970,837
        134,900      CSX Corp                                              7,545,969
        163,100      FDX Corp *                                           10,387,431
        208,600      Kansas City Southern Industries                       7,757,313
         95,700      UAL Corp *                                            8,146,463
         49,400      USAir Group Inc *                                     3,127,638
                                                                     ---------------
                                                                          73,935,651
                                                                     ---------------

                     Utilities -- 6.8%
        389,300      AES Corp                                             17,129,200
        187,200      Allegheny Energy Inc                                  5,721,300
         20,800      Ameren Corp *                                           799,500
        277,400      American Electric Power Inc                          13,315,200
        270,400      Baltimore Gas and Electric Co                         8,534,500
        275,200      Carolina Power and Light Co                          11,489,600
        354,900      Cinergy Corp                                         12,354,956
        123,510      Citizens Utilities, Class B                           1,157,904
        160,100      CMS Energy Corp                                       7,084,425
        119,200      Coastal Corp                                          7,584,100
        207,400      Dominion Resources Inc                                8,270,075
        281,050      DPL Inc                                               5,111,597
        139,800      DQE Inc                                               4,639,613
        249,700      Duke Power Co                                        13,873,956
        661,900      Edison International                                 18,284,988
        654,300      Entergy Corp                                         18,933,806
        196,100      Florida Progress Corp                                 7,586,619
        314,900      FPL Group Inc                                        18,283,881
        250,700      General Public Utilities Inc                         10,075,006
         83,900      LG&E Energy Corp                                      2,008,356
        192,100      Long Island Lighting Co                               5,955,100
         69,500      New Century Energies Inc                              3,240,438
         54,600      New England Electric System                           2,300,025
        169,000      Nipsco Industries Inc                                 4,341,188
         69,900      Northern States Power Co                              3,840,131

 8               See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

     Par Value ($)/
       Shares        Description                                                    Value ($)
------------------------------------------------------------------------------------------------
                     Utilities -- continued
        388,600      Pacificorp                                                      9,399,263
        219,600      Pinnacle West Capital Corp                                      8,962,425
        113,300      Southern Co                                                     2,797,094
        128,400      Teco Energy Inc                                                 3,378,525
          1,900      Texas Utilities Co                                                 76,831
         92,500      Western Resources Inc                                           3,792,500
        420,700      Wisconsin Energy Corp                                          11,464,075
                                                                                --------------
                                                                                   251,786,177
                                                                                --------------
                     TOTAL COMMON STOCKS  (COST  $2,600,089,696)                 3,381,977,307
                                                                                --------------
                     SHORT-TERM INVESTMENTS -- 16.0%

                     Cash Equivalents -- 5.5%
    $60,252,826      BankBoston Eurodollar Time Deposit, 5.7875% due                60,252,826
                     3/2/98/(a)/
    $11,874,192      First Union National Bank of North Carolina Eurodollar
                     Time Deposit, 5.6250% due 3/2/98/(a)/                          11,874,192
     65,539,336      Merrimac Cash Fund Premium Class/(a)/                          65,539,336
    $66,000,000      Prudential Securities Group Inc, Master Note, 5.8875%
                     due 3/2/98/(a)/                                                66,000,000
                                                                                --------------
                                                                                   203,666,354
                                                                                --------------
                     U.S. Government -- 0.4%
    $14,500,000      U.S. Treasury Bill 5.165% due 5/28/98/(b)/                     14,318,475
                                                                                --------------
                     Repurchase Agreements -- 10.1%
    $186,621,376     Salomon Smith Barney Inc. Repurchase Agreement, dated
                     2/27/98, due 3/2/98, with a maturity value of
                     $186,700,224 and an effective yield of 5.07%,
                     collateralized by a U.S. Treasury Obligation with a
                     rate of 8.875%, with a maturity date of 8/15/17 and
                     with a market value of $190,353,803.                          186,621,376
    $186,621,376     Prudential Securities, Inc. Repurchase Agreement,
                     dated 2/27/98, due 3/2/98, with a maturity value of
                     $186,700,224 and an effective yield of 5.07%,
                     collateralized by U.S. Government Agency Obligations
                     with rates ranging from 3.75% to 16.00%, with
                     maturity dates ranging from 4/01/99 to 5/01/36 and
                     with an aggregate market value of $190,354,593.               186,621,376
                                                                                --------------
                                                                                   373,242,752
                                                                                --------------
                     TOTAL SHORT-TERM INVESTMENTS
                      (COST  $591,223,955)                                         591,227,581
                                                                                --------------

              See accompanying notes to the financial statements.              9

GMO Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


                                                                Value ($)
                                                            --------------

           TOTAL INVESTMENTS -- 107.3%
           (COST $3,191,313,651)                             3,973,204,888

           Other Assets and Liabilities (net) -- (7.3)%       (268,608,747)
                                                            --------------
           TOTAL NET ASSETS -- 100%                         $3,704,596,141
                                                            ==============

           Notes to the Schedule of Investments:

           ADR - American Depositary Receipt
       *   Non-income producing security.
     /(a)/ Represents investments of security lending collateral (Note 1). /(b)/ Security has been segregated to cover margin requirements on open financial futures contracts.


 10        See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $3,191,313,651) (Note 1)                          $3,973,204,888
   Cash                                                                                 145,986
   Receivable for investments sold                                                   61,842,948
   Dividends and interest receivable                                                  5,738,625
   Receivable for expenses waived or borne by Manager (Note 2)                          553,745
   Receivable for Fund shares sold                                                      198,483
                                                                                 --------------
       Total assets                                                               4,041,684,675
                                                                                 --------------
Liabilities:
   Payable for investments purchased                                                 91,605,848
   Payable upon return of securities loaned (Note 1)                                203,666,354
   Payable for Fund shares repurchased                                               23,116,917
   Payable to affiliate for (Note 2):
      Management fee                                                                  1,449,570
      Shareholder service fee                                                           355,180
   Payable for open swap contracts (Notes 1 and 6)                                   16,243,628
   Payable for variation margin on open futures contracts (Notes 1 and 6)               436,188
   Accrued expenses                                                                     214,849
                                                                                 --------------
       Total liabilities                                                            337,088,534
                                                                                 --------------
Net assets                                                                       $3,704,596,141
                                                                                 ==============
Net assets consist of:
   Paid-in capital                                                               $2,664,608,403
   Accumulated undistributed net investment income                                   10,889,309
   Accumulated undistributed net realized gain                                      247,086,657
   Net unrealized appreciation                                                      782,011,772
                                                                                 --------------
                                                                                 $3,704,596,141
                                                                                 ==============
Net assets attributable to:
   Class II shares                                                               $   16,958,086
                                                                                 ==============
   Class III shares                                                              $2,317,103,212
                                                                                 ==============
   Class IV shares                                                               $1,370,534,843
                                                                                 ==============
Shares outstanding:
   Class II                                                                             848,657
                                                                                 ==============
   Class III                                                                        115,934,929
                                                                                 ==============
   Class IV                                                                          68,573,281
                                                                                 ==============
Net asset value per share:
   Class II                                                                      $        19.98
                                                                                 ==============
   Class III                                                                     $        19.99
                                                                                 ==============
   Class IV                                                                      $        19.99
                                                                                 ==============

              See accompanying notes to the financial statements.             11

GMO Core Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
   Dividends (net of withholding taxes of $60,437)                               $   58,225,704
   Interest (including securities lending income of $225,885)                        14,364,147
                                                                                 --------------
       Total income                                                                  72,589,851
                                                                                 --------------
Expenses:
   Management fee (Note 2)                                                           17,753,329
   Custodian and transfer agent fees                                                    463,406
   Legal fees                                                                            63,335
   Audit fees                                                                            47,505
   Trustees fees (Note 2)                                                                30,032
   Miscellaneous                                                                         22,407
   Fees waived or borne by Manager (Note 2)                                          (7,220,779)
                                                                                 --------------
                                                                                     11,159,235
   Shareholder service fee (Note 2)
       Class I                                                                           27,562
       Class II                                                                          94,994
       Class III                                                                      4,736,058
       Class IV                                                                         169,387
                                                                                 --------------
       Net expenses                                                                  16,187,236
                                                                                 --------------
          Net investment income                                                      56,402,615
                                                                                 --------------
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                                  570,569,034
       Closed futures contracts                                                      39,040,817
       Closed swap contracts                                                          2,482,273
                                                                                 --------------
          Net realized gain                                                         612,092,124
                                                                                 --------------
   Change in net unrealized appreciation (depreciation) on:
       Investments                                                                  372,658,308
       Open futures contracts                                                        17,735,137
       Open swap contracts                                                          (10,316,192)
                                                                                 --------------
          Net unrealized gain                                                       380,077,253
                                                                                 --------------
       Net realized and unrealized gain                                             992,169,377
                                                                                 --------------
Net increase in net assets resulting from operations                             $1,048,571,992
                                                                                 ==============

12            See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Year Ended           Year Ended
                                                          February 28, 1998    February 28, 1997
                                                          -----------------    -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                     $ 56,402,615        $  56,560,600
   Net realized gain                                          612,092,124          857,162,171
   Change in net unrealized appreciation (depreciation)       380,077,253         (272,499,847)
                                                             -------------       --------------

   Net increase in net assets resulting from operations      1,048,571,992         641,222,924
                                                             -------------       --------------

Distributions to shareholders from:
   Net investment income
       Class I                                                   (154,654)             (60,981)
       Class II                                                  (635,110)            (622,038)
       Class III                                              (50,102,134)         (60,383,941)
                                                             -------------       --------------
       Total distributions from net investment income         (50,891,898)         (61,066,960)
                                                             -------------       --------------
   In excess of net investment income
                                                             -------------       --------------
       Total distributions in excess of net investment
       income                                                           --                   --
                                                             -------------       --------------
   Net realized gains
       Class I                                                 (3,363,020)            (574,148)
       Class II                                               (12,616,955)          (6,542,685)
       Class III                                             (918,932,927)        (430,596,024)
                                                             -------------       --------------
       Total distributions from net realized gains           (934,912,902)        (437,712,857)
                                                             -------------       --------------

                                                             (985,804,800)        (498,779,817)
                                                             -------------       --------------
   Net share transactions: (Note 5)
       Class I                                                 (7,566,242)           8,598,090
       Class II                                               (50,419,336)          65,659,589
       Class III                                             (643,189,534)        (270,803,491)
       Class IV                                              1,217,792,446                  --
                                                             -------------       --------------
   Increase (decrease) in net assets resulting from net
      share transactions                                      516,617,334         (196,545,812)
                                                             -------------       --------------

      Total increase (decrease) in net assets                 579,384,526          (54,102,705)

Net assets:
   Beginning of period                                       3,125,211,615       3,179,314,320
                                                             -------------       --------------


   End of period (including accumulated undistributed
      net investment income of $10,889,309 and
      $5,378,592, respectively)                              $3,704,596,141      $3,125,211,615
                                                             ==============      ==============

              See accompanying notes to the financial statements.             13

GMO Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                      Period from      Period from July 2, 1996
                                                     March 1, 1997     (commencement of operations)
                                                  to January 9, 1998      to February 28, 1997
                                                  ------------------   --------------------------
Net asset value, beginning of period                   $ 20.12                  $ 18.97
                                                       --------                 --------


Income from investment operations:
   Net investment income                                  0.27+                    0.20
   Net realized and unrealized gain                       3.60                     2.88
                                                       --------                 --------

      Total from investment operations                    3.87                     3.08
                                                       --------                 --------


Less distributions to shareholders:
   From net investment income                            (0.28)                   (0.19)
   From net realized gains                               (6.05)                   (1.74)
                                                       --------                 --------

      Total distributions                                (6.33)                   (1.93)
                                                       --------                 --------
Net asset value, end of period                         $ 17.66/(a)/             $ 20.12
                                                       ========                 ========

Total Return/(b)/                                        20.54%                   16.84%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                        --                  $ 9,104
   Net expenses to average daily net assets               0.61%*                   0.61%*
   Net investment income to average daily net
      assets                                              1.56%*                   1.55%*
   Portfolio turnover rate                                  60%                     107%
   Average broker commission rate per equity
      share                                            $0.0299                  $0.0297
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                               $  0.04                  $  0.02

  +   Computed using average shares outstanding throughout the period.
/(a)/ All Class I shares of the Fund were exchanged for Class II shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(b)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
  *   Annualized.

14            See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                        Period from June 7, 1996
                                             Period from            Period from             (commencement of
                                           January 9, 1998         March 1, 1997            operations)
                                        to February 28, 1998    to November 17, 1997       to February 28, 1997
                                       ---------------------   ----------------------   ------------------------
Net asset value, beginning of period            $ 17.65                $20.10                     $20.12
                                                --------              --------                   --------


Income from investment operations:
   Net investment income                           0.04+                 0.24+                      0.25
   Net realized and unrealized gain                2.29                  3.99                       2.92
                                                --------              --------                   --------

      Total from investment operations             2.33                  4.23                       3.17
                                                --------              --------                   --------


Less distributions to shareholders:
   From net investment income                      0.00                 (0.22)                     (0.30)
   From net realized gains                         0.00                 (3.90)                     (2.89)
                                                --------              --------                   --------

      Total distributions                          0.00                 (4.12)                     (3.19)
                                                --------              --------                   ------
Net asset value, end of period                  $ 19.98               $ 20.21                    $ 20.10
                                                ========              ========                   ========

Total Return /(a)/                                13.20%                23.00%                     17.46%

Ratios/Supplemental Data:
   Net assets, end of period (000's)            $16,958               $ 2,037                    $64,763
   Net expenses to average daily net assets        0.55%*                0.55%*                     0.55%*
   Net investment income to average daily net      1.53%*                1.66%*                     1.63%*
      assets
   Portfolio turnover rate                           60%                   60%                       107%
   Average broker commission rate per equity    $0.0299               $0.0299                    $0.0297
      share
   Fees and expenses voluntarily waived or
      borne by the Manager consisted of the     $  0.01               $  0.03                    $  0.03
      following per share amounts:

+   Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
*   Annualized.

              See accompanying notes to the financial statements.             15

GMO Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                              Year Ended February 28/29,
                         ----------------------------------------------------------------------
                            1998           1997           1996           1995           1994
                         ----------     ----------     ----------     ----------      ---------
Net asset value,
   beginning of
   period                $   20.12      $   19.46      $   15.45      $   15.78       $  15.73
                         ----------     ----------     ----------     ----------      ---------

Income from investment
 operations:
   Net investment
      income                  0.35           0.36           0.41           0.41           0.42
   Net realized and
      unrealized gain         5.89           3.58           5.49           0.66           1.59
                         ----------     ----------     ----------     ----------      ---------

      Total from
      investment
      operations              6.24           3.94           5.90           1.07           2.01
                         ----------     ----------     ----------     ----------      ---------

Less distributions to
 shareholders:
   From net
      investment
      income                 (0.32)         (0.39)         (0.42)         (0.39)         (0.43)
   From net realized
      gains                  (6.05)         (2.89)         (1.47)         (1.01)         (1.53)
                         ----------     ----------     ----------     ----------      ---------
      Total
      distributions          (6.37)         (3.28)         (1.89)         (1.40)         (1.96)
                         ----------     ----------     ----------     ----------      ---------
Net asset value, end
   of period             $   19.99      $   20.12      $   19.46      $   15.45       $  15.78
                         ==========     ==========     ==========     ==========      =========

Total Return /(a)/           36.69%         22.05%         39.08%          7.45%         13.36%

Ratios/Supplemental Data:
   Net assets, end of
      period (000's)    $2,317,103     $3,051,344     $3,179,314     $2,309,248     $1,942,005
   Net expenses to
      average daily
      net assets              0.48%          0.48%          0.48%          0.48%          0.48%
   Net investment
      income to
      average daily
      net assets              1.67%          1.78%          2.25%          2.63%          2.56%
   Portfolio turnover
      rate                      60%           107%            77%            99%            40%
   Average broker
      commission rate
      per equity
      share /(b)/        $  0.0299      $  0.0297             N/A            N/A            N/A
   Fees and expenses
      voluntarily
      waived or borne
      by the Manager
      consisted of
      the following
      per share
      amounts:           $    0.05      $    0.04      $    0.01      $    0.01       $   0.01

/(a)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown. /(b)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

16            See accompanying notes to the financial statements.

GMO Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                       Period from January 9, 1998
                                                                       (commencement of operations)
                                                                           to February 28, 1998
                                                                       ----------------------------
Net asset value, beginning of period                                         $    17.65
                                                                             ----------

Income from investment operations:
   Net investment income                                                           0.04+
   Net realized and unrealized gain                                                2.30
                                                                             ----------

      Total from investment operations                                             2.34
                                                                             ----------

Net asset value, end of period                                               $    19.99
                                                                             ==========

Total Return/(a)/                                                                 13.26%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                         $1,370,535
   Net expenses to average daily net assets                                       0.435%*
   Net investment income to average daily net assets                               1.67%*
   Portfolio turnover rate                                                           60%
   Average broker commission rate per equity share                           $   0.0299
   Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following per share amount:                   $     0.01


 *    Annualized.
 +    Computed using average shares outstanding throughout the period.
/(a)/ Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.


                   See accompanying notes to the financial statements.       17

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II, and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class II shares. Additionally, Class IV commenced operations on January 9, 1998.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Futures contracts
     The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending
     The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $197,497,578, collateralized by cash in the amount of $203,666,354, which was invested in short-term instruments.


     Swap agreements
     The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1998.


     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.


     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in-kind. Gains resulting from such in-kind transactions amounted to $4,775,920.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


          Accumulated         Accumulated Undistributed
       Undistributed Net             Net Realized
       Investment Income                 Gain                Paid-in Capital
     -----------------------  ---------------------------  ---------------------
              --                     $(4,645,123)               $4,645,123


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.


     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.


     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold", as summarized in Note 5. For the year ended February 28, 1998, the Fund received $432,617 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .525% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares, and .105% for Class IV shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $30,032. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $1,871,066,435 and $2,426,519,336, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and deprecation in value of investments held were as follows:

                             Gross Unrealized         Gross Unrealized          Net Unrealized
     Aggregate Cost            Appreciation             Depreciation             Appreciation
  -------------------       -------------------     --------------------    ---------------------
     $3,194,311,426            $809,808,505              $30,915,043             $778,893,462

4.   Principal shareholder

     At February 28, 1998, 11.2% of the outstanding shares of the Fund was held by one shareholder.


5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums received by the Fund, were as follows:

                                                                             Period from July 2, 1996
                                        Period from March 1, 1997          (commencement of operations)
     Class I:                              to January 9, 1998                  to February 28, 1997
                                     --------------------------------    ---------------------------------
                                        Shares            Amount             Shares             Amount
                                     ------------     ---------------    ---------------    --------------
    Shares sold                         99,736      $    2,066,431          422,178       $    8,023,942
    Shares issued to shareholders
        in reinvestment of
        distributions                  185,582           3,406,784           30,330              574,148
    Shares repurchased                (737,826)        (13,039,457)              --                   --
                                     ------------     ---------------    ---------------    --------------
    Net increase (decrease)           (452,508)     $   (7,566,242)         452,508       $    8,598,090
                                     ============     ===============    ===============    ==============

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Share transactions -- (continued)

                                        Period from March 1,1997 to
                                        November 17, 1997 and from          Period from June 7, 1996
                                            January 9, 1998 to            (commencement of operations)
     Class II:                               February 28, 1998                to February 28, 1997
                                     ---------------------------------- ---------------------------------
                                          Shares             Amount         Shares            Amount
                                     ---------------    --------------- ---------------    --------------
     Shares sold                          848,657      $   15,209,664      2,843,284      $  58,494,866
     Shares issued to shareholders
         in reinvestment of
         distributions                    715,803          13,252,065        378,119          7,164,723
     Shares repurchased                (3,937,206)        (78,881,065)            --                 --
                                     ===============    =============== ===============    ==============
     Net increase (decrease)           (2,372,746)     $  (50,419,336)     3,221,403      $  65,659,589
                                     ===============    =============== ===============    ==============

                                                Year Ended                         Year Ended
     Class III:                             February 28, 1998                  February 28, 1997
                                     ---------------------------------  ---------------------------------
                                          Shares            Amount          Shares           Amount
                                     ---------------   ---------------  ---------------  ----------------
     Shares sold                        24,696,860    $   486,032,574      15,209,862   $   294,136,127
     Shares issued to shareholders
         in reinvestment of
         distributions                  51,611,877        948,323,899      24,657,273       468,161,533
     Shares repurchased               (112,049,490)    (2,077,546,007)    (51,595,821)   (1,033,101,151)
                                     ===============   ===============  ===============  ================
     Net decrease                      (35,740,753)   $  (643,189,534)    (11,728,686)  $  (270,803,491)
                                     ===============   ===============  ===============  ================
                                       Period from January 9, 1998
                                       (commencement of operations)
     Class IV:                             to February 28, 1998
                                     ---------------------------------
                                          Shares            Amount
                                     ---------------   ---------------
     Shares sold                         68,811,049   $ 1,222,405,143
     Shares issued to shareholders
         in reinvestment of
         distributions                            -                 -
     Shares repurchased                    (237,768)       (4,612,697)
                                     ===============   ===============
     Net increase                        68,573,281   $ 1,217,792,446
                                     ===============   ===============

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Long futures contracts

        Number of                                                                   Net Unrealized
        Contracts            Type         Expiration Date       Contract Value       Appreciation
      ---------------   ---------------  -------------------  --------------------  ----------------
             1059          S&P 500           March 1998             $278,119,875       $16,364,163
                                                                                    ================

     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements


      Notional Amount      Expiration                                                Net Unrealized
     Fund/Counterparty        Date                     Description                   (Depreciation)
     -------------------   ------------  -----------------------------------------  -----------------
   $    141,596,739/         5/11/98     Agreement with NatWest Securities         $   (1,193,267)
        136,397,686                      Limited dated 5/6/97 to pay (receive)
                                         the notional amount multiplied by the
                                         change in market value of a basket of
                                         selected securities (including
                                         dividends) less the counterparty's
                                         notional amount multiplied by 6 month
                                         LIBOR adjusted by a specified spread
                                         and to receive (pay) the notional
                                         amount multiplied by the return on the
                                         Standard & Poor's 500 Index (including
                                         dividends) less the notional amount
                                         multiplied by 6 month LIBOR adjusted by
                                         a specified spread.

         9,120,856/          5/11/98     Agreement with NatWest Securities                 (76,863)
         8,785,963                       Limited dated 8/19/97 to pay (receive)
                                         the notional amount multiplied by the
                                         change in market value of a basket of
                                         selected securities (including
                                         dividends) less the counterparty's
                                         notional amount multiplied by 3 month
                                         LIBOR adjusted by a specified spread
                                         and to receive (pay) the notional
                                         amount multiplied by the return on the
                                         Standard & Poor's 500 Index (including
                                         dividends) less the notional amount
                                         multiplied by 3 month LIBOR adjusted by
                                         a specified spread.


        118,932,934/         5/16/98     Agreement with Morgan Stanley Capital         (5,196,205)
        128,298,774                      Services, Inc. dated 5/13/97 to pay
                                         (receive) the notional amount
                                         multiplied by the return on the
                                         Standard & Poor's 500 Index (including
                                         dividends) less the notional amount
                                         multiplied by 6 month LIBOR adjusted by
                                         a specified spread and to receive (pay)
                                         the change in market value of a basket
                                         of selected securities (including
                                         dividends) less the counterparty's
                                         notional amount multiplied by 6 month
                                         LIBOR adjusted by a specified spread.

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------
     Swap agreements -- continued

      Notional Amount      Expiration                                                Net Unrealized
     Fund/Counterparty        Date                     Description                   (Depreciation)
     -------------------   ------------  -----------------------------------------  -----------------
   $    17,079,448/          8/24/98     Agreement with Morgan Stanley Capital     $     (89,522)
         15,754,742                      Services, Inc. dated 2/19/98 to pay
                                         (receive) the notional amount
                                         multiplied by the return on the
                                         Standard & Poor's 500 Index (including
                                         dividends) less the notional amount
                                         multiplied by 6 month LIBOR adjusted by
                                         a specified spread and to receive (pay)
                                         the counterparty's notional amount
                                         multiplied by the return on the Russell
                                         2000 Index (including dividends) less
                                         the notional amount multiplied by 6
                                         month LIBOR adjusted by a specified
                                         spread

        124,994,797/         9/11/98     Agreement with Morgan Stanley Capital        (5,672,041)
        132,407,286                      Services, Inc. dated 9/08/97 to receive
                                         (pay) the notional amount multiplied by
                                         the return on the Standard & Poor's 500
                                         Index (including dividends) less the
                                         notional amount multiplied by 6 month
                                         LIBOR adjusted by a specified spread
                                         and to receive (pay) the change in
                                         market value of a basket of selected
                                         securities (including dividends) less
                                         the counterparty's notional amount
                                         multiplied by 6 month LIBOR adjusted by
                                         a specified spread.

        12,200,000/          9/23/98     Agreement with NatWest Securities              (953,252)
        12,200,000                       Limited dated 9/16/97 to pay (receive)
                                         the notional amount multiplied by the
                                         return on the Standard & Poor's 500
                                         Index (including dividends) less the
                                         notional amount multiplied by 6 month
                                         LIBOR adjusted by a specified spread
                                         and to receive (pay) the counterparty's
                                         notional amount multiplied by the
                                         return on the Russell 2000 Index
                                         (including dividends) less the notional
                                         amount multiplied by 6 month LIBOR
                                         adjusted by a specified spread.

GMO Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Swap agreements -- continued

      Notional Amount       Expiration                                               Net Unrealized
     Fund/Counterparty         Date                    Description                   (Depreciation)
     -------------------   ------------  -----------------------------------------  -----------------
   $    35,664,100/         10/07/98     Agreement with Morgan Stanley Capital    $   (3,062,478)
        33,043,847                       Services, Inc. dated 10/02/97 to pay
                                         (receive) the notional amount
                                         multiplied by the return on the
                                         Standard & Poor's 500 Index (including
                                         dividends) less the notional amount
                                         multiplied by 6 month LIBOR adjusted by
                                         a specified spread and to receive (pay)
                                         the counterparty's notional amount
                                         multiplied by the return on the Russell
                                         2000 Index (including dividends) less
                                         the notional amount multiplied by 6
                                         month LIBOR adjusted by a specified
                                         spread.

                                                                                    ---------------
                                              Net unrealized depreciation         $  (16,243,628)
                                                                                    ===============

GMO Core Fund
(A Series of GMO Trust)

Federal Tax Information-- (Unaudited)
--------------------------------------------------------------------------------


For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 72.87% of distributions as net capital gain dividends.

GMO Core Fund
(A Series of GMO Trust)
--------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO Core Fund returned 36.7% for the fiscal year ended February 28, 1997, as compared to 35.0% for the S&P 500. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

     The Fund's outperformance of the benchmark is attributed to strong stock selection, especially within the technology and non-bank financial sectors. Sector selection strategies posted neutral results for the year, as the losses from the Fund's overweights in electric utilities and small capitalization stocks were offset by the gains from the Fund's overweight in long distance telephone companies and underweight in defensive, high growth stocks.

     During the year, the Fund's fair value and momentum stock selection strategies worked successfully in identifying stocks for inclusion in the Fund's portfolio. The Fund's technology stock holdings, including Dell and Compaq, contributed to strong performance for the portfolio. Dell was selected for inclusion in the portfolio based on its attractive valuation by the momentum strategy, while Compaq earned inclusion based on positive valuations on both the fair value and momentum strategies. These strategies were also successful in selecting non-bank financial stocks. The Fund's value added within this sector came primarily from its overweight in large brokerage firms, which benefited from merger activity and record market returns.

     With respect to sector selection, the Fund employed a strategy of overweighting electric utilities. These stocks appeared significantly undervalued relative to their historic levels. This strategy worked against the Fund during the year's record setting returns, as utilities significantly underperformed for the majority of the year. Some early losses were partially offset in the fourth quarter of 1997, as electric utilities strongly outperformed the market during the flight to quality following October's market turbulence. The Fund's strategy of overweighting small capitalization stocks also detracted from performance. Small capitalization stocks, as represented by the Russell 2000 index, underperformed the S&P 500 by 5.1% during the year.

     These losses were partially offset by gains from the Fund's strategy of overweighting long distance telephone companies, including AT&T and MCI, which significantly outperformed during the period. The Fund also benefited from its strategy of underweighting defensive, high growth companies such as Coca-Cola and Gillette. Since the beginning of the fiscal year, these stocks have looked overvalued, and we continue to underweight them in the portfolio.

GMO Core Fund
(A Series of GMO Trust)
--------------------------------------------------------------------------------

     The risk control enhancements that we implemented in 1996 contributed positively to performance in 1997, by limiting our sector under- or overweights. These control features limited our overweight in technology stocks in a volatile year for the sector. We expect to continue to benefit from the enhanced controls going into another volatile year.

Outlook

     The Fund is typically overweight in high quality stocks as defined using a GMO measure that focuses on high, stable return on equity and low debt ratios. However, we are now about 1% underweight in this group as these stocks appear to be overvalued. In particular the market is paying a premium for high return on equity that we feel is excessive.

     The Fund's overweight in utility stocks, which is in companies with good fundamental prospects in the continuing deregulatory environment, remains unchanged. We continue to believe that smaller stocks have more attractive valuation levels than the largest stocks. We have moved from a 5% underweight to an 8% underweight in the largest 100 stocks, and continue to maintain a weighting of 7% to 8% in small, value stocks.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
             GMO Core Fund Class III Shares and the S&P 500 Index
                            As of February 28, 1998


            --------------------------------------------
                    Average Annual Total Return
            --------------------------------------------

                                               Since
                1 Year   5 Year     10 Year  Inception
            --------------------------------------------
    Class
     III         36.5%    23.1%       19.0%      n/a
            --------------------------------------------
    Class                                       6/7/96
     II*         36.4%     n/a         n/a      31.4%
            --------------------------------------------
    Class                                       1/9/98
     IV           n/a      n/a         n/a      13.1%
            --------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    GMO CORE FUND      S&P 500 INDEX
                    -------------      -------------

2/29/88                 $9,986            $10,000
2/28/89                $11,134            $11,189
2/28/90                $13,492            $13,304
2/28/91                $15,722            $15,255
2/29/92                $17,856            $17,693
2/28/93                $19,749            $19,579
2/28/94                $22,387            $21,210
2/28/95                $24,057            $22,771
2/29/96                $33,459            $30,672
2/28/97                $40,837            $38,696
2/28/98                $55,820            $50,840

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class IV and Class II shares may vary due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

*Class II performance includes Class III performance for the period November 17, 1997 to January 9, 1998, during which no Class II shares were outstanding.

     GMO Value Fund
     (A Series of GMO Trust)
     Annual Report
     February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Value Fund (A Series of GMO Trust)



      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 13, 1998

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

      Shares        Description                                      Value($)
------------------------------------------------------------------------------------
                    COMMON STOCKS -- 93.2%

                    Aerospace -- 0.3%
         2,100      Allied Signal Inc                                     89,381
         1,400      Lockheed Martin Corp                                 163,363
           500      Northrop Grumman Corp                                 69,500
         5,000      Sundstrand Corp                                      302,500
         2,200      Textron Inc                                          164,863
         1,100      TRW Inc                                               60,294
                                                                   -------------
                                                                         849,901
                                                                   -------------
                    Automotive -- 3.5%
           700      Bandag Inc                                            39,244
        26,100      Chrysler Corp                                      1,016,269
           700      Eaton Corp                                            67,244
        20,600      Electronic Data Systems Corp                         902,538
        40,800      Ford Motor Co                                      2,307,750
        76,601      General Motors Corp                                5,280,629
         2,400      Genuine Parts Co                                      88,800
         1,400      Goodyear Tire & Rubber Co                             96,775
         1,800      Harley Davidson Inc                                   52,200
           700      Lear Corp *                                           37,013
        75,000      Mascotech Industries Inc                           1,556,250
           800      Paccar Inc                                            50,650
                                                                   -------------
                                                                      11,495,362
                                                                   -------------
                    Banking and Financial Services -- 11.6%
         2,900      Advanta Corp, Class A                                 68,331
         1,000      Ahmanson (HF) & Co                                    62,438
        21,600      American Express Co                                1,945,350
         6,284      American General Corp                                365,258
         2,650      Amsouth Bancorp                                      148,897
        13,060      Banc One Corp                                        737,890
           400      Bank of New York Inc                                  23,425
        23,200      BankAmerica Corp                                   1,798,000
           500      BankBoston Corp                                       49,844
         2,800      Bankers Trust New York Corp                          331,100
           900      BB&T Corporation                                      55,856
         6,255      Bear Stearns Inc                                     291,656
         1,800      Beneficial Corp                                      212,400
        87,500      Block (HR) Inc                                     4,117,969
         1,000      Capital One Financial Corp                            67,188
        45,600      Chase Manhattan Corp                               5,657,250


              See accompanying notes to the financial statements.             1

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Banking and Financial Services -- continued
        41,499      Citicorp                                           5,498,618
         1,500      Comdisco Inc                                          62,531
         1,100      Comerica Inc                                         110,894
         2,355      Commerce Bancshares Inc                              168,383
         1,850      Compass Bancshares Inc                                85,100
         1,600      Corestates Financial Corp                            135,100
         3,500      Countrywide Credit Industry Inc                      155,531
         2,400      Donaldson Lufkin & Jenrette                          196,500
         6,800      Edwards (AG) Inc                                     286,025
         3,500      Federal Home Loan Mortgage Corp                      165,375
        19,900      Federal National Mortgage Associates               1,269,869
         1,100      First Bank of America Corp                            85,456
        10,000      First Chicago NBD Corp                               821,875
           100      First Empire State Corp                               47,200
         2,100      First Hawaiian Inc                                    83,213
         1,800      First Security Corp                                   41,738
        30,760      First Union Corp (NE)                              1,620,668
         1,650      First Virginia Banks Inc                              83,531
         1,600      Firstar Corp                                          66,900
         1,300      Fleet Financial Group Inc                            102,456
         4,300      Franklin Resources Inc                               219,300
         3,300      Green Tree Financial Corp                             75,694
         2,900      Greenpoint Financial Corp                            215,325
           800      Household International Inc                          103,900
         2,000      Key Corp                                             140,125
         5,100      Lehman Brothers Holding Inc                          321,619
         4,250      Liberty Financial Cos                                154,063
         5,375      MBNA Corp                                            192,492
         1,050      Mercantile Bank Corp                                  58,406
         3,500      Mercantile Bankshares                                122,609
         4,100      Merrill Lynch                                        293,406
         2,500      MGIC Investment Corp                                 184,219
         1,900      Morgan Jersey Co Inc                                 227,050
        18,985      Morgan Stanley Dean Witter Discover & Co           1,323,017
         2,400      National City Corp                                   156,600
        16,462      Nationsbank Corp                                   1,127,647
         5,200      Norwest Corp                                         212,875
         1,460      Old Kent Financial Corp                               56,301
         8,800      Pacific Century Financial Corp                       189,750
         4,650      Paine Webber Group Inc                               195,300
         1,000      PMI Group Inc                                         72,750



2             See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                     Value($)
-------------------------------------------------------------------------------

                    Banking and Financial Services -- continued
        27,100      PNC Bank Corp                                     1,504,050
         2,100      Popular Inc                                         109,791
         7,700      Providian Financial Corp                            436,975
         1,900      Regions Financial Corp                               75,525
         1,500      Republic New York Corp                              181,500
         1,100      Rowe (T) Price & Associates Inc                      73,013
         2,150      SLM Holding Corp                                     88,822
         2,850      Southtrust Corp                                     116,494
        36,964      Travelers Group Inc                               2,060,743
           900      Union Planters Corp                                  55,631
         1,700      Unionbancal Corp                                    158,313
         1,919      Wachovia Corp                                       152,561
         3,993      Washington Federal Inc                              110,307
         2,170      Washington Mutual Inc                               145,661
         1,200      Wells Fargo & Co                                    386,400
         1,000      Wilmington Trust Corp                                61,875
                                                                  -------------
                                                                     38,379,924
                                                                  -------------
                    Chemicals -- 0.4%
         1,700      Eastman Chemical Co                                 111,350
        17,500      Engelhard Corp                                      317,188
         3,200      Great Lakes Chemical Corp                           155,600
        20,000      Millenium Chemicals Inc                             516,250
         2,100      Morton International Inc                             69,431
         1,900      Sherwin Williams Co                                  63,531
         2,500      Union Carbide Corp                                  116,094
         5,000      Wellman Inc                                         107,500
                                                                  -------------
                                                                      1,456,944
                                                                  -------------
                    Computer and Office Equipment -- 0.9%
         3,900      Apple Computer Inc *                                 92,138
         5,200      Concord EFS Inc *                                   161,850
         5,200      Gateway 2000 Inc                                    228,800
         5,700      Hewlett Packard Co                                  381,900
       125,000      Intergraph Corp *                                 1,218,750
         2,000      Lexmark International Group Inc *                    85,500
         6,000      Micron Technology Inc *                             199,125
         2,300      Pitney Bowes Inc                                    107,813
         2,300      Quantum Corp                                         57,788
        20,000      Silicon Graphics Inc *                              301,250
         2,800      Sterling Software Inc *                             147,525
                                                                  -------------
                                                                      2,982,439
                                                                  -------------


               See accompanying notes to the financial statements.            3

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                    Value($)
-------------------------------------------------------------------------------

                    Construction -- 0.2%
           900      Centex Corp                                          65,756
         1,600      Georgia-Pacific Corp                                 93,900
        25,000      Hanson PLC ADR                                      632,812
                                                                   ------------
                                                                        792,468
                                                                   ------------
                    Consumer Goods -- 3.1%
         1,800      Black and Decker Corp                                90,675
         2,600      Callaway Golf Co                                     83,850
         2,600      CVS Corp                                            192,563
        71,100      Eastman Kodak Co                                  4,665,938
         1,200      Fastenal Co                                          52,650
             1      Footstar Inc *                                           30
         4,400      Fortune Brands Inc                                  174,625
         2,350      Hasbro Inc                                           85,334
         1,000      Jones Apparel Group Inc *                            55,000
        50,000      Jostens Inc                                       1,175,000
         2,000      Lancaster Colony Corp                                88,000
           800      Liz Claiborne Inc                                    40,000
         5,800      Mattel Co                                           245,413
        50,000      Maytag Corp                                       2,250,000
        13,900      Moore Corp Ltd                                      218,056
         1,500      Newell Co                                            68,813
         3,100      Nike Inc, Class B                                   136,013
         3,300      Procter and Gamble Co                               280,294
         1,300      Reebok International Ltd *                           40,544
         1,800      Russell Corp                                         48,825
         2,100      Terra Industries Inc                                 24,938
         2,300      Unifi Inc                                            84,525
         3,000      VF Corp                                             143,063
         1,400      Whirlpool Corp                                       93,538
                                                                   ------------
                                                                     10,337,687
                                                                   ------------
                    Electronic Equipment -- 1.4%
         3,200      American Power Conversion Corp *                     92,800
         1,500      Amp Inc                                              66,281
         2,900      Arrow Electronics Inc                                96,606
         1,200      Cooper Industries Inc                                67,350
         2,500      Emerson Electric                                    159,531


4             See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Electronic Equipment -- continued
         4,100      General Instrument Corp *                             68,419
         1,700      Harris Corp                                           86,169
        35,000      International Rectifier Corp *                       509,688
         1,300      Linear Technology Corp                                98,475
         1,300      Litton Industries *                                   80,925
         1,300      LSI Logic *                                           30,794
         1,900      Maxim Integrated Products Inc                         76,713
         4,500      Motorola Inc                                         250,875
        83,100      National Semiconductor Corp *                      1,984,013
        16,200      Raytheon Co, Class B                                 952,769
         1,600      Texas Instruments                                     92,600
         3,395      Vishay Intertechnology Inc                            69,173
           900      Xilinx Inc *                                          39,488
                                                                   -------------
                                                                       4,822,669
                                                                   -------------
                    Environmental Control -- 0.9%
       180,000      Wheelabrator Technology Inc                        2,936,250
                                                                   -------------
                    Food and Beverage -- 4.1%
       122,700      Anheuser Busch Cos Inc                             5,751,563
        20,191      Archer Daniels Midland Co                            453,036
         1,900      Bestfoods                                            200,213
         3,200      Coca Cola Enterprises Inc                            105,800
         1,800      ConAgra Inc                                           54,000
        29,200      Darden Restaurants Inc                               394,200
           700      Dean Foods Co                                         38,500
         1,900      Heinz (HJ) Co                                        106,994
         3,700      IBP Inc                                               82,556
         1,700      McDonald's Corp                                       93,075
        19,500      Pepsico Inc                                          712,969
         1,000      Quaker Oats Company                                   53,875
        82,200      RJR Nabisco Holdings Corp                          2,841,038
         5,500      Sara Lee Corp                                        310,750
         6,900      Seagrams Co Ltd                                      262,200
         3,400      Tyson Food Inc, Class A                               66,300
        23,600      Unilever NV ADR                                    1,517,775
        25,000      Wendy's International Inc                            542,188
         2,500      Whitman Corp                                          44,531
           800      Wrigley (William Jr) Co                               61,100
                                                                   -------------
                                                                      13,692,663
                                                                   -------------

               See accompanying notes to the financial statements.             5

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Health Care -- 1.7%
         2,100      Bard (CR)                                             73,238
         1,100      Bausch & Lomb Inc.                                    49,294
         1,300      Becton Dickinson & Co                                 82,713
        71,600      Beverly Enterprises Inc *                          1,087,425
         3,400      BioMet Inc                                           101,363
        14,100      Columbia HCA Healthcare Corp                         382,463
         2,000      DENTSPLY International Inc                            62,000
           900      First Health Group Corp *                             44,831
         1,300      Hillenbrand Industries Inc                            73,044
        28,900      Johnson & Johnson                                  2,181,950
           800      Lincare Holdings Inc *                                51,925
         1,400      Mallinckrodt Inc                                      54,338
         1,600      McKesson Corp                                         83,400
         5,600      Medtronic Inc                                        297,500
        10,600      Pharmacia & Upjohn Inc                               419,363
         6,875      Quest Diagnostics Inc *                              106,563
         5,000      Tenet Healthcare Corp *                              186,563
         4,200      United Healthcare Corp                               254,888
         1,100      Varian Associates Inc                                 63,800
         1,500      Wellpoint Health Network *                            87,656
                                                                    ------------
                                                                       5,744,317
                                                                    ------------
                    Insurance -- 4.7%
         2,400      Aetna Life and Casualty Co                           209,700
         1,300      AFLAC Corp                                            79,869
        21,283      Allstate Corp                                      1,984,640
         4,900      AMBAC Inc                                            260,925
           900      American Bankers Insurance Group                      50,625
         2,200      American Financial Group Inc                          88,963
         3,900      American National Insurance Co                       378,300
         1,800      Chubb Corp                                           143,663
         1,800      Cigna Corp                                           343,800
           600      Cincinnati Financial Corp                             81,000
         2,600      CNA Financial Corp *                                 374,238
         6,764      Conseco Inc                                          317,485
         2,800      Equitable Companies Inc                              146,475
         1,500      Everest Re Holdings Inc                               55,313
         4,130      Foundation Health Systems Inc, Class A *             114,349
           700      General Re Corp                                      149,100
         3,000      Hartford Financial Services Group                    294,750
         3,000      Lincoln National Corp                                251,250


6              See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Insurance -- continued
         5,500      Loews Corp                                           551,719
         1,100      Marsh & McLennan Cos Inc                              95,356
         2,300      MBIA Inc                                             168,331
         1,300      Mercury General Corp                                  73,775
        10,000      Nationwide Financial Service, Class A                440,000
         4,800      Ohio Casualty Corp                                   224,400
         5,000      Old Republic International Corp                      210,938
        17,600      Oxford Health Plans Inc *                            302,500
         1,404      Pacificare Health Systems, Class B *                  87,750
           800      Progressive Corp                                      92,700
         2,034      Provident Cos Inc                                     73,224
       125,000      Reliance Group Holdings Inc                        2,125,000
         7,600      Reliastar Financial Corp                             361,475
         4,900      Safeco Corp                                          256,944
         3,800      Saint Paul Cos Inc                                   336,775
       151,600      TIG Holdings Inc                                   4,026,875
         6,800      Torchmark Corp                                       316,625
         1,900      Transamerica Corp                                    221,231
         1,600      Transatlantic Holding Inc                            121,000
         1,600      USF & G Corp                                          39,100
                                                                    ------------
                                                                      15,450,163
                                                                    ------------
                    Machinery -- 1.3%
         2,500      Agco Corporation                                      70,313
         6,400      Applied Materials Inc                                235,600
        10,000      Baker Hughes Inc                                     409,375
         1,400      Brunswick Corp                                        44,450
         2,500      Case Corp                                            162,656
         2,600      Caterpillar Inc                                      142,025
        75,000      Cincinnati Milacron Inc                            2,315,625
         3,400      Cummins Engine Inc                                   196,775
         6,300      FMC Corp *                                           455,963
        10,000      Pall Corp                                            209,375
         2,700      Tecumseh Products Co, Class B                        135,675
         1,300      York International Corp                               57,119
                                                                    ------------
                                                                       4,434,951
                                                                    ------------
                    Manufacturing -- 6.6%
        20,200      American Greetings Corp                              921,625
        39,400      Clayton Homes Inc                                    783,075
       110,000      Corning Inc                                        4,468,750


               See accompanying notes to the financial statements.             7

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Manufacturing -- continued
         1,500      Crane Co                                              73,500
        28,500      General Electric Co                                2,215,875
         1,900      Harsco Corp                                           79,563
        42,300      IBM Corp                                           4,417,706
         2,300      International Game Technology                         55,775
        16,900      Lafarge Corp                                         567,206
         2,500      Minnesota Mining And Manufacturing Co                213,281
        75,000      Owens Corning                                      2,315,625
         6,899      Rockwell International Corp                          417,410
           300      Temple Inland Inc                                     17,888
        62,500      Tenneco Inc                                        2,570,313
         2,900      Trinity Industries Inc                               145,725
        30,900      United Technologies Corp                           2,759,756
                                                                   -------------
                                                                      22,023,073
                                                                   -------------
                    Metals and Mining -- 1.7%
        46,200      Alcan Aluminum Ltd                                 1,435,088
        12,200      Asarco Inc                                           269,925
        28,500      Cyprus Amax Minerals Co                              466,688
        47,500      Inco Ltd                                             840,156
         5,000      Newmont Mining Corp                                  144,688
         5,000      Pegasus Gold*                                            500
         6,200      Phelps Dodge Corp                                    393,700
        20,000      Pittston Minerals Group                              175,000
        24,300      Reynolds Metals Co                                 1,514,194
         4,500      Timken Co                                            145,125
           300      Wesco Financial Corp                                 109,200
                                                                   -------------
                                                                       5,494,264
                                                                   -------------
                    Oil and Gas -- 6.4%
        18,400      Amerada Hess Corp                                  1,091,350
         3,000      Amoco Corp                                           255,000
         7,100      Atlantic Richfield Co                                552,025
        20,000      Cabot Oil & Gas Corp, Class A                        420,000
           800      Chevron Corp                                          64,900
         1,500      Columbia Energy Group                                114,469
           800      Consolidated Natural Gas Co                           46,000
        74,975      EEX Corp*                                            641,973
           900      El Paso Natural Gas Co                                59,738
        50,000      Enron Oil & Gas                                    1,068,750
        12,500      Exxon Corp                                           798,438


8              See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Oil and Gas -- continued
           700      FINA Inc, Class A                                     44,275
        25,000      Mitchell Energy, Class B                             685,938
        21,000      Mobil Corp                                         1,521,188
       149,700      Occidental Petroleum Corp                          3,826,706
         1,700      Phillips Petroleum Co                                 83,300
         8,800      Questar Corp                                         374,000
        23,100      Texaco Inc                                         1,289,269
         5,100      Union Pacific Resources Group                        114,113
        92,500      Union Texas Petroleum Holdings Inc                 1,867,344
        66,800      Unocal Corp                                        2,517,525
        77,000      USX - Marathon Group                               2,661,313
        50,000      Westcoast Energy Inc                               1,262,500
                                                                   -------------
                                                                      21,360,114
                                                                   -------------
                    Paper and Allied Products -- 2.5%
        25,000      Abitibi-Consolidated Inc                             357,813
         1,600      Bemis Company Inc                                     72,100
        17,800      Boise Cascade Corp                                   592,963
         1,000      Bowater Inc                                           49,500
        13,900      Champion International Corp                          709,769
        57,200      Fort James Corp                                    2,595,450
           400      Georgia-Pacific Timber Group                           9,125
        42,800      International Paper Co                             1,995,550
         2,800      Kimberly Clark Corp                                  155,925
         2,100      Louisiana Pacific Corp                                46,069
         2,100      Mead Corp                                             71,794
         1,400      Pentair Inc                                           57,663
         1,800      Plum Creek Timber Co Limited Partnership              60,525
           900      Potlatch Corp                                         38,981
         1,600      Rayonier Inc                                          67,800
         1,700      Sonoco Products Co                                    65,769
         4,000      Stone Container Corp *                                45,000
         1,300      Union Camp Corp                                       77,675
         2,100      Westvaco Corp                                         68,250
        23,000      Weyerhaeuser Co                                    1,148,563
         1,900      Willamette Industries Inc                             70,181
                                                                   -------------
                                                                       8,356,465
                                                                   -------------
                    Pharmaceuticals -- 2.3%
        25,600      Abbott Laboratories                                1,915,200
         9,100      Allergan Inc                                         318,500
         3,300      American Home Products Corp                          309,375


               See accompanying notes to the financial statements.             9

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Pharmaceuticals -- continued
         7,600      Amgen Inc                                            403,750
         1,300      Bergen Brunswig Corp, Class A                         58,500
         4,300      Bristol Myers Squibb Co                              430,806
        20,000      Lilly (Eli) & Co                                   1,316,250
        25,000      Medpartners Inc *                                    300,000
         1,500      Merck & Co Inc                                       191,344
        87,500      Mylan Laboratories Inc                             1,782,813
        30,720      PharMerica Inc *                                     399,360
         1,500      Schering Plough Corp                                 114,094
                                                                   -------------
                                                                       7,539,992
                                                                   -------------
                    Primary Materials -- 0.1%
         5,500      Premark International Inc                            171,188
         1,800      USG Corp *                                            98,325
           900      Vulcan Materials Co                                   90,563
                                                                   -------------
                                                                         360,076
                                                                   -------------
                    Primary Processing -- 0.7%
         2,000      Alumax Inc *                                          74,125
         6,800      Dow Chemical Co                                      622,200
         4,000      Du Pont (EI) De Nemours & Co                         245,250
        50,400      LTV Corp                                             607,950
        19,300      USX-US Steel Group Inc                               677,913
         4,100      Worthington Industries                                70,213
                                                                   -------------
                                                                       2,297,651
                                                                   -------------
                    Printing and Publishing -- 0.2%
         2,200      Dun and Bradstreet Corp                               73,700
        25,000      News Corporation Ltd ADR                             635,938
                                                                   -------------
                                                                         709,638
                                                                   -------------
                    Real Estate -- 2.2%
        10,000      Equity Residential Properties Trust                  479,375
        50,000      JP Realty Inc                                      1,256,250
         2,112      Starwood Hotels & Resorts                            119,481
       125,000      Summit Properties Inc                              2,531,250
       125,000      United Dominion Realty Trust                       1,750,000
        50,000      Walden Residential Properties Inc                  1,237,500
                                                                   -------------
                                                                       7,373,856
                                                                   -------------


10             See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                     Value($)
-------------------------------------------------------------------------------

                    Refining -- 0.2%
        22,500      Quaker State Corp                                   340,313
         2,000      Ultramar Diamond Shamrock Corp                       71,375
         5,000      Valero Energy Corp                                  177,500
                                                                  -------------
                                                                        589,188
                                                                  -------------
                    Retail Trade -- 5.3%
         7,800      Albertsons Inc                                      365,138
         4,000      American Stores Co                                  100,750
         3,100      Autozone Inc *                                       93,775
         1,600      Bed, Bath & Beyond Inc *                             69,100
        25,000      Cone Mills Corp *                                   204,688
         1,900      Costco Cos Inc *                                     92,863
         2,300      Dayton Hudson Corp                                  177,819
        14,000      Dillards Department Stores Inc                      498,750
        79,000      Federated Department Stores *                     3,703,125
         5,500      Food Products Lion Inc                               54,313
         1,700      Fruit of the Loom Inc *                              54,613
         7,300      Gap Inc                                             326,219
         1,000      General Nutrition Cos Inc *                          39,750
        14,500      Kmart Corp *                                        193,938
        27,700      Limited Inc                                         803,300
         2,300      May Department Stores Co                            139,725
         5,200      Mercantile Stores                                   342,225
         1,600      MSC Industrial Direct Co Inc *                       76,500
         5,300      Officemax Inc *                                      88,444
         3,500      Penney (JC) Co Inc                                  247,406
         3,600      Safeway Inc                                         125,550
        10,000      Saks Holdings Inc *                                 261,250
        62,400      Sears Roebuck & Co                                3,311,100
         2,300      Tandy Corp                                          102,350
        80,000      Toys R Us Inc *                                   2,100,000
         1,250      Tricon Global Restaurants *                          35,469
        80,000      Wal Mart Stores Inc                               3,705,000
         6,000      Weismarkets Inc                                     211,125
         1,400      Winn-Dixie Stores Inc                                75,513
         2,000      Woolworth (FW) Co *                                  47,500
                                                                  -------------
                                                                     17,647,298
                                                                  -------------

               See accompanying notes to the financial statements.            11

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Services -- 3.5%
           800      BHC Communications Inc, Class A                      110,400
         3,109      Chris Craft Industries Inc                           173,521
         3,500      Circus Circus Enterprises Inc *                       77,000
         3,900      Harrahs Entertainment Inc *                           82,144
        50,000      Hilton Hotels Corp                                 1,490,625
         1,400      Kelly Services                                        49,875
         5,400      Kingworld Productions Inc                            144,113
        35,000      Manpower Inc                                       1,476,563
         2,000      Meredith Corp                                         85,875
         3,100      Olsten Corp                                           49,988
         3,600      Servicemaster Company                                 97,650
         3,900      Supervalu Inc                                        185,738
       272,500      Waste Management Inc                               6,812,500
       150,000      Waste Management International PLC ADR *             909,375
                                                                   -------------
                                                                      11,745,367
                                                                   -------------
                    Technology -- 6.4%
         2,000      Adobe Systems Inc                                     88,375
        22,500      Advanced Micro Devices Inc *                         527,344
         4,100      Autodesk Inc                                         194,238
         1,400      Avnet Inc                                             89,250
         2,300      Bay Networks Inc *                                    77,913
         2,800      BMC Software Inc *                                   214,200
        11,900      Cabletron Systems Inc *                              184,450
        16,450      Cisco Systems Inc                                  1,083,644
        68,676      Compaq Computer Corp                               2,201,924
           500      Computer Sciences Corp *                              52,344
        25,000      Data General Corp *                                  515,625
        49,400      Digital Equipment Corp *                           2,812,713
         1,900      Electronic Arts *                                     83,838
           900      Grainger (WW) Inc                                     87,131
        31,700      Intel Corp                                         2,843,094
        58,400      Microsoft Corp                                     4,949,400
        40,600      Novell Inc *                                         426,933
         4,400      Seagate Technology Corp *                            106,975
        59,500      Storage Technology Corp *                          4,060,875
         1,000      Teradyne Inc *                                        47,188
         5,900      Xerox Corp                                           523,256
                                                                   -------------
                                                                      21,170,710
                                                                   -------------

12             See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Telecommunications -- 7.4%
         1,500      Ameritech Corp                                        62,531
        61,500      AT & T Corp                                        3,743,813
         4,256      Bell Atlantic Corp                                   381,976
         5,500      Bellsouth Corp                                       335,500
        75,000      CBS Corp                                           2,320,313
           700      Century Telephone Enterprises Inc                     42,700
        22,500      Comsat Corp                                          752,344
         1,300      Frontier Corp                                         35,994
        78,500      GTE Corp                                           4,248,813
        19,500      MCI Communications Corp                              932,344
         2,600      Nextel Communications Inc, Class A *                  76,863
        44,601      SBC Communications                                 3,372,918
         6,000      Sprint Corp                                          396,000
             2      Telecom-TCI Ventures                                      31
         1,700      United States Cellular Corp *                         51,319
        77,700      US West Inc                                        4,045,256
       108,100      US West Media Group *                              3,479,469
         3,600      Viacom Inc, Class B *                                172,800
         2,100      Worldcom Inc *                                        80,194
                                                                   -------------
                                                                      24,531,178
                                                                   -------------
                    Tobacco -- 0.9%
         5,000      Gallaher Group Plc ADR                               115,625
        75,000      Imperial Tobacco Group Plc ADR                     1,039,755
        42,900      Philip Morris Cos Inc                              1,863,469
                                                                   -------------
                                                                       3,018,849
                                                                   -------------
                    Transportation -- 2.7%
         1,800      Alexander & Baldwin Inc                               50,850
        15,000      American West Holdings Corp, Class B *               372,188
         6,200      AMR Corp *                                           784,688
         4,600      Burlington Northern Santa Fe Railroad Co             458,275
        87,500      Canadian Pacific                                   2,499,219
         4,500      CSX Corp                                             251,719
         1,200      Delta Air Lines Inc                                  135,675
         1,000      FDX Corp *                                            63,688
         1,200      Gatx Corp                                             93,000
         1,800      Norfolk Southern Corp                                 61,988
         5,000      Ryder System Inc                                     183,438
        25,000      Sabre Group Holding Inc *                            825,000
           900      UAL Corp *                                            76,613
        47,500      USAir Group Inc *                                  3,007,360
                                                                   -------------
                                                                       8,863,701
                                                                   -------------

               See accompanying notes to the financial statements.            13

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



      Shares        Description                                     Value($)
-------------------------------------------------------------------------------

                    Utilities -- 10.0%
         1,500      AES Corp                                             66,000
         1,100      American Electric Power Inc                          52,800
         5,300      American Water Works Co                             159,000
         2,600      Baltimore Gas and Electric Co                        82,063
         2,400      Boston Edison Co                                     93,150
        35,000      Calenergy Inc *                                     938,438
        35,000      Calpine Corp *                                      555,625
         5,400      Central & South West Corp                           144,788
        30,000      Cinergy Corp                                      1,044,375
        12,136      Citizens Utilities, Class B                         113,775
         1,600      CMS Energy Corp                                      70,800
         2,100      Coastal Corp                                        133,613
         9,200      Consolidated Edison Inc                             391,000
         2,500      Delmarva Power and Light Co                          53,844
         2,200      Dominion Resources Inc                               87,725
        30,000      DPL Inc                                             545,625
           800      DQE Inc                                              26,550
         7,100      DTE Energy Co                                       260,925
        20,000      Duke Power Co                                     1,111,250
        13,000      Edison International                                359,125
        35,000      Energy Group PLC ADR                              1,800,313
         2,400      Enova Corp                                           61,200
        81,300      Entergy Corp                                      2,352,619
        34,922      Firstenergy Corp                                  1,010,555
         1,700      Florida Progress Corp                                65,769
         1,800      FPL Group Inc                                       104,513
         4,900      General Public Utilities Inc                        196,919
        40,100      Houston Industries Inc                            1,037,588
        53,300      Illinova Corp                                     1,479,075
         6,000      Long Island Lighting Co                             186,000
         3,100      Midamerican Energy Holding Co                        64,325
         2,300      Montana Power Co                                     73,600
         2,500      New England Electric System                         105,313
         3,500      New York State Electric and Gas Corp                131,469
       195,000      Niagara Mohawk Power Corp *                       2,498,438
         5,400      Northeast Utilities                                  67,500
           900      Northern States Power Co                             49,444


14             See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Par Value ($)/
      Shares        Description                                      Value($)
--------------------------------------------------------------------------------

                    Utilities -- continued
        27,900      Pacificorp                                           674,831
        11,500      Peco Energy Co                                       227,125
        67,500      PG & E Corp                                        2,037,656
         1,800      Pinnacle West Capital Corp                            73,463
         5,800      PP & L Resources Inc                                 129,775
        35,500      Public Service Enterprise Group Inc                1,144,875
         1,500      Puget Sound Power and Light Co                        40,688
        32,900      Southern Co                                          812,219
       176,600      Texas Utilities Co                                 7,141,264
        25,000      TransCanada Pipeline Ltd                             564,063
        85,500      Unicom Corp                                        2,741,344
         1,600      Western Resources Inc                                 65,600
                                                                     -----------
                                                                      33,228,014
                                                                     -----------
                    TOTAL COMMON STOCKS  (COST  $242,384,672)        309,685,172
                                                                     -----------
                    PREFERRED STOCKS -- 1.2%
                    Insurance -- 0.0%
         2,500      Aetna Inc 6.25% Convertible                          208,438
                                                                     -----------
                    Metals and Mining -- 0.1%
         7,500      Freeport McMoran Corp $0.34                          166,875
                                                                     -----------
                    Real Estate -- 0.2%
        25,000      Crescent Real Estate 6.75% *                         618,750
                                                                     -----------
                    Refining -- 0.5%
        30,000      Unocal Corp Convertible 6.25% 144A                 1,661,250
                                                                     -----------
                    Transportation -- 0.4%
        23,900      Navistar International Corp $6.00                  1,211,431
                                                                     -----------

                    TOTAL PREFERRED STOCKS  (COST  $3,671,990)         3,866,744
                                                                     -----------
                    SHORT-TERM INVESTMENTS -- 10.7%
                    Cash Equivalents -- 4.9%
   $   162,640      BankBoston Eurodollar Time Deposit, 5.7875% due
                    3/2/98/(a)/                                          162,640
   $   773,265      First Union National Bank of North Carolina
                    Eurodollar Time Deposit, 5.6250% due 3/2/98/(a)/     773,265
     1,368,945      Merrimac Cash Fund Premium Class/(a)/              1,368,945
    14,000,000      Prudential Securities Group Inc, Master Note,
                    5.8875% due 3/2/98/(a)/                           14,000,000
                                                                     -----------
                                                                      16,304,850
                                                                     -----------

               See accompanying notes to the financial statements.            15

GMO Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

   Par Value ($)/
      Shares        Description                                                    Value($)
--------------------------------------------------------------------------------------------------
                    U.S. Government -- 0.1%
   $   400,000      U.S. Treasury Bill, 5.165% due 5/28/98/(b)/                        394,992
                                                                                 -------------

                    Repurchase Agreements -- 5.7%
   $16,597,883      Salomon Smith Barney Inc. Repurchase Agreement, dated
                    2/27/98, due 3/2/98, with a maturity value of $16,604,895
                    and an effective yield of 5.07%, collateralized by a U.S.
                    Treasury Obligation with a rate of 8.125% with a maturity
                    date of 8/15/21 and with a market value of $16,929,840.         16,597,883

   $ 2,205,642      Prudential Securities Inc. Repurchase Agreement, dated
                    2/27/98, due 3/2/98, with a maturity value of $2,206,574
                    and an effective yield of 5.07%, collateralized by a U.S.
                    Government Agency Obligation with a rate of 8.50%, with a
                    maturity date of 10/01/26 and with a market value of
                    $2,249,764.                                                      2,205,642
                                                                                 -------------
                                                                                    18,803,525
                                                                                 -------------

                    TOTAL SHORT-TERM INVESTMENTS  (COST $35,503,267)                35,503,367
                                                                                 --------------

                    TOTAL INVESTMENTS -- 105.1%
                    (COST $281,559,929)                                            349,055,283

                    Other Assets and Liabilities (net)-- (5.1)%                    (16,951,961)
                                                                                 -------------

                    TOTAL NET ASSETS-- 100%                                      $ 332,103,322
                                                                                 =============

                    Notes to the Schedule of Investments:

                    ADR - American Depositary Receipt
                    144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be
                    resold in transactions exempt from registration, normally to qualified institutional investors.
                    * Non-income producing security.
             /(a)/  Represents investments of security lending collateral (Note 1).
             /(b)/  Security has been segregated to cover margin requirements on open financial futures contracts.

16              See accompanying notes to financial statements.

GMO Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $281,559,929) (Note 1)                                 $349,055,283
  Receivable for investments sold                                                       4,763,189
  Dividends and interest receivable                                                       663,472
  Receivable for expenses waived or borne by Manager (Note 2)                              50,301
                                                                                     ------------

      Total assets                                                                    354,532,245
                                                                                     ------------

Liabilities:
  Payable for investments purchased                                                     4,586,409
  Payable upon return of securities loaned (Note 1)                                    16,304,850
  Payable for Fund shares repurchased                                                     571,465
  Payable to affiliate for (Note 2):
     Management fee                                                                       175,506
     Shareholder service fee                                                               36,034
  Payable for open swap contracts (Notes 1 and 6)                                         699,419
  Payable for variation margin on open futures contracts (Notes 1 and 6)                    8,271
  Accrued expenses                                                                         46,969
                                                                                     ------------

      Total liabilities                                                                22,428,923
                                                                                     ------------

Net assets                                                                           $332,103,322
                                                                                     ============

Net assets consist of:
  Paid-in capital                                                                    $235,894,017
  Accumulated undistributed net investment income                                          73,634
  Accumulated undistributed net realized gain                                          29,235,527
  Net unrealized appreciation                                                          66,900,144
                                                                                     ------------
                                                                                     $332,103,322
                                                                                     ============

Net assets attributable to:
  Class III shares                                                                   $332,103,322
                                                                                     ============

Shares outstanding:
  Class III                                                                            23,178,490
                                                                                     ============

Net asset value per share:
  Class III                                                                          $      14.33
                                                                                     ============


         See accompanying notes to the financial statements.                  17

GMO Value Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
  Dividends (net of withholding taxes of $33,224)                $  8,684,197
  Interest (including securities lending income of $38,120)         1,124,410
                                                                 ------------

       Total income                                                 9,808,607
                                                                 ------------

Expenses:
  Management fee (Note 2)                                           2,742,196
  Custodian and transfer agent fees                                   105,128
  Audit fees                                                           37,514
  Registration fees                                                    35,494
  Legal fees                                                            9,449
  Trustees fees (Note 2)                                                3,748
  Miscellaneous                                                         2,584
  Fees waived or borne by Manager (Note 2)                         (1,134,088)
                                                                 ------------
                                                                    1,802,025
  Shareholder service fee (Note 2)
      Class III                                                       586,036
                                                                 ------------
      Net expenses                                                  2,388,061
                                                                 ------------

          Net investment income                                     7,420,546
                                                                 ------------

Realized and unrealized gain (loss):
  Net realized gain (loss) on:
      Investments                                                  87,186,933
      Closed futures contracts                                      3,492,360
      Closed swap contracts                                           663,985
                                                                 ------------

          Net realized gain                                        91,343,278
                                                                 ------------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                  8,243,983
       Open futures contracts                                         329,824
       Open swap contracts                                           (544,630)
                                                                 ------------

          Net unrealized gain                                       8,029,177
                                                                 ------------

       Net realized and unrealized gain                            99,372,455
                                                                 ------------

Net increase in net assets resulting from operations             $106,793,001
                                                                 ============


18                 See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended               Year Ended
                                                                          February 28, 1998        February 28, 1997
                                                                          -----------------        -----------------
Increase (decrease) in net assets:
Operations:
 Net investment income                                                      $   7,420,546            $  7,642,847
 Net realized gain                                                             91,343,278              62,774,750
 Change in net unrealized appreciation (depreciation)                           8,029,177              (1,146,140)
                                                                            -------------            ------------
 Net increase in net assets resulting from operations                         106,793,001              69,271,457
                                                                            -------------            ------------

Distributions to shareholders from:
 Net investment income
   Class III                                                                   (8,678,684)             (7,540,588)
                                                                            -------------            ------------
 Net realized gains
   Class III                                                                  (95,748,520)            (44,759,234)
                                                                            -------------            ------------

                                                                             (104,427,204)            (52,299,822)
                                                                            -------------            ------------
 Net share transactions: (Note 5)
   Class III                                                                 (139,853,837)            135,007,878
                                                                            -------------            ------------
 Increase (decrease) in net assets resulting from net share transactions     (139,853,837)            135,007,878
                                                                            -------------            ------------

   Total increase (decrease) in net assets                                   (137,488,040)            151,979,513

Net assets:
 Beginning of period                                                          469,591,362             317,611,849
                                                                            -------------            ------------

 End of period (including accumulated undistributed net investment
  income of $73,634 and $1,263,932, respectively)                           $ 332,103,322            $469,591,362
                                                                            ==============           ============


             See accompanying notes to the financial statements.             19

GMO Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                             Year Ended February 28/29,
                                      --------------------------------------------------------------------------
                                         1998            1997            1996            1995            1994
                                      ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of
    period                            $   14.85       $   14.25       $   12.05       $   13.48       $   13.50
                                      ----------      ----------      ----------      ----------      ----------

Income from investment
operations:
    Net investment income                  0.31            0.31            0.39            0.41            0.43
    Net realized and unrealized
       gain                                3.81            2.47            3.71            0.32            1.27
                                      ----------      ----------      ----------      ----------      ----------

       Total from investment
       operations                          4.12            2.78            4.10            0.73            1.70
                                      ----------      ----------      ----------      ----------      ----------

Less distributions to
shareholders:
    From net investment income            (0.35)          (0.32)          (0.39)          (0.45)          (0.40)
    From net realized gains               (4.29)          (1.86)          (1.51)          (1.71)          (1.32)
                                      ----------      ----------      ----------      ----------      ----------

       Total distributions                (4.64)          (2.18)          (1.90)          (2.16)          (1.72)
                                      ----------      ----------      ----------      ----------      ----------
Net asset value, end of period        $   14.33       $   14.85       $   14.25       $   12.05       $   13.48
                                      ==========      ==========      ==========      ==========      ==========

Total Return /(a)/                        31.54%          21.26%          35.54%           6.85%          13.02%

Ratios/Supplemental Data:
    Net assets, end of period
       (000's)                        $ 332,103       $ 469,591       $ 317,612       $ 350,694       $ 679,532
    Net expenses to average
       daily net assets                    0.61%           0.61%           0.61%           0.61%           0.61%
    Net investment income to
       average daily net assets            1.89%           2.17%           2.66%           2.86%           2.70%
    Portfolio turnover rate                  40%             84%             65%             77%             35%
    Average broker commission
       rate per equity share /(b)/    $  0.0561       $  0.0457             N/A             N/A             N/A
    Fees and expenses
       voluntarily waived or
       borne by the Manager
       consisted of the
       following per share
       amounts:                       $    0.05       $    0.04       $    0.02       $    0.02       $    0.02

/(a)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

/(b)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


20             See accompanying notes to the financial statements.

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
-------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Futures contracts
     The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending
     The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $15,781,802, collateralized by cash in the amount of $16,304,850, which was invested in short-term instruments.


     Swap agreements
     The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1998.


     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.


     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for return of capital dividends and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $452,043.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


         Accumulated        Accumulated Undistributed
      Undistributed Net            Net Realized
      Investment Income                Gain                 Paid-in Capital
     ---------------------  ---------------------------  ---------------------
           $67,840                  $(410,978)                  $343,138


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.


     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.


     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .15% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold", as summarized in Note 5. For the year ended February 28, 1998, the Fund received $14,513 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .70% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .46% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .61%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $3,748. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------


3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $146,261,600 and $351,694,001, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:


                        Gross Unrealized  Gross Unrealized  Net Unrealized
        Aggregate Cost    Appreciation      Depreciation     Appreciation
       ---------------  ----------------  ----------------  --------------
         $283,064,824      $73,674,503       $7,684,044      $65,990,459


4.   Principal shareholder

     At February 28, 1998, 38.4% of the outstanding shares of the Fund were held by one shareholder.


5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:


                                    Year Ended              Year Ended
     Class III:                 February 28, 1998        February 28, 1997
                            --------------------------- -----------------------
                               Shares       Amount        Shares       Amount
                            -----------  -------------- ---------- ------------
     Shares sold                681,641  $   10,600,108  9,674,742 $141,074,274
     Shares issued to
          shareholders
          in reinvestment
          of distributions    7,181,148      99,150,661  3,486,567   48,679,629
     Shares repurchased     (16,313,781)   (249,604,606)(3,824,235) (54,746,025)
                            -----------  -------------- ---------- ------------
     Net increase (decrease) (8,450,992) $ (139,853,837) 9,337,074 $135,007,878
                            ===========  ============== ========== ============

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Long futures contracts



      Number of                                             Net Unrealized
      Contracts   Type    Expiration Date  Contract Value    Appreciation
      ---------- -------  ---------------  ---------------  -------------
          20     S&P 500     March 1998    $   5,252,500    $    104,209
                                                            =============


     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

     Swap agreements


       Notional Amount      Expiration                                               Net Unrealized
      Fund/Counterparty        Date                     Description                   Depreciation
     ---------------------  ------------  -----------------------------------------  ----------------
   $     11,739,113/          5/16/98     Agreement with Morgan Stanley Capital      $    (512,884)
          12,663,555                      Services, Inc. dated 5/13/97 to pay
                                          (receive) the notional amount
                                          multiplied by the return on the
                                          Standard & Poor's 500 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread and to receive
                                          (pay) the change in market value of a
                                          basket of selected securities
                                          (including dividends) less the
                                          counterparty's notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread.

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------


     Swap agreements -- continued


       Notional Amount      Expiration                                               Net Unrealized
      Fund/Counterparty        Date                     Description                   Depreciation
     ---------------------  ------------  -----------------------------------------  ----------------
   $      4,111,077/          9/11/98     Agreement with Morgan Stanley Capital         (186,535)
          4,354,873                       Services, Inc. dated 9/8/97 to pay
                                          (receive) the notional amount
                                          multiplied by the return on the
                                          Standard & Poor's 500 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread and to receive
                                          (pay) the change in market value of a
                                          basket of selected securities
                                          (including dividends) less the
                                          counterparty's notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread.

                                                                                     ----------------
                                               Net unrealized depreciation          $    (699,419)
                                                                                     ================

GMO Value Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
-------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 60.43% of distributions as net capital gain dividends.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Value Fund
(A Series of GMO Trust)


-------------------------------------------------------------------------------


Portfolio Managers

     Mr. Richard A. Mayo, Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO Value Fund returned 31.5% for the fiscal year ended February 28, 1998, as compared to 35.0% for the S&P 500 and 33.7% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

     Although performance of the Fund was strong for the fiscal year, it lagged the Russell 1000 Value Index somewhat. Contributing positively to performance was our overweight of technology stocks. Technology stocks, buoyed by good earnings growth and takeover activity, rose 42% for the year. Our technology holdings included Tandem (which was acquired during the year by Compaq) and Digital Equipment (a buyout of which by Compaq was announced during the year). In addition, our holdings of Microsoft and Storage Technology posted exceptionally strong gains.

     Also contributing positively to performance was our underweight in oil stocks. We maintained an underweight in these issues throughout the fiscal year. Because of falling energy prices, oil stocks underperformed the Russell 1000 Value Index by more than 10%.

     Our underweight in financial stocks, on the other hand, contributed negatively to the performance of the Fund compared to that of the Index. Financial stocks benefited from a declining interest rate environment and takeovers in the financial service industry, and the stocks rose more than 40% during the fiscal year. In addition, our utility stock holdings did not keep pace with those in the Index. Last, our holding in Waste Management provided disappointing returns. However, our patience with the stock has been rewarded. After the close of the fiscal year, USA Waste agreed to acquire Waste Management, and the stock rallied 25%.

     Currently, the portfolio is well positioned in what may be a more difficult environment for stocks. We are maintaining our overweights in both technology and consumer discretionary stocks, focusing on low-expectation companies that are least likely to demonstrate earnings disappointments. We are also emphasizing medium-sized companies, as the largest stocks continue to look significantly overpriced. Last, the Fund has a strong value orientation, as demonstrated by both the average price to book ratio and the average forward-looking price earnings ratio, which are trading at discounts to the benchmark and to the overall market. These characteristics should enable the Fund to do well in the event of market turbulence in the current fiscal year.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
             GMO Value Fund Class III Shares and the S&P 500 Index
                            As of February 28, 1998


            --------------------------------
               Average Annual Total Return
            --------------------------------
                                   Since
                                 Inception
                1 Year   5 Year   11/13/90
            --------------------------------
    Class
     III        31.4%     21.1%    21.0%
            --------------------------------

                           [LINE GRAPH APPEARS HERE]

                            GMO Value Fund
                            Class III Shares            S & P 500 Index
                            ----------------            ---------------

11/13/90                        $9,986                      $10,000
 2/28/91                       $12,267                      $11,677
 2/29/92                       $13,854                      $13,544
 2/28/93                       $15,374                      $14,987
 2/28/94                       $17,374                      $16,236
 2/28/95                       $18,562                      $17,431
 2/29/96                       $25,159                      $23,479
 2/28/97                       $30,508                      $29,621
 2/28/98                       $40,130                      $39,989

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of Fund investments will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Tobacco-Free Core Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco Free Core Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                  Value ($)
-------------------------------------------------------------------------------
                   COMMON STOCKS -- 95.8%

                   Advertising -- 0.5%
        8,500      Interpublic Group Inc                            463,250
                                                              -------------

                   Aerospace -- 0.4%
        1,000      Northrop Grumman Corp                            139,000
        3,900      Textron Inc                                      292,256
                                                              -------------
                                                                    431,256
                                                              -------------

                   Automotive -- 3.3%
          100      Bandag Inc                                         5,606
       46,700      Ford Motor Co                                  2,641,468
        8,200      General Motors Corp                              565,288
        3,100      Genuine Parts Co                                 114,700
                                                              -------------
                                                                  3,327,062
                                                              -------------

                   Banking and Financial Services -- 12.3%
       11,200      Ahmanson (HF) & Co                               699,300
        3,550      Amsouth Bancorp                                  199,466
       13,480      Banc One Corp                                    761,619
        1,100      Bank of New York Inc                              64,419
        7,400      BankBoston Corp                                  737,688
        5,100      Bankers Trust New York Corp                      603,075
        6,335      Bear Stearns Inc                                 295,386
        2,300      Beneficial Corp                                  271,400
        8,700      Charles Schwab & Co Inc                          328,425
        9,264      Chase Manhattan Corp                           1,149,314
        1,300      Citicorp                                         172,250
        5,900      Countrywide Credit Industry Inc                  262,181
       11,200      Dime Bancorp Inc                                 341,600
        1,600      Donaldson Lufkin & Jenrette                      131,000
        6,850      Edwards (AG) Inc                                 288,128
        2,200      First of America Bank Corp                       170,913
        7,800      Franklin Resources Inc                           397,800
        2,500      Golden West Financial Corp                       223,125
        3,600      Greenpoint Financial Corp                        267,300
        4,300      Hibernia Corporation, Class A                     86,000
        2,700      Lehman Brothers Holding Inc                      170,269
       14,800      Merrill Lynch                                  1,059,124
          400      MGIC Investment Corp                              29,475
       11,845      Morgan Stanley Dean Witter Discover & Co         825,447
       10,106      Nationsbank Corp                                 692,261

               See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                     Value ($)
--------------------------------------------------------------------------------
                   Banking and Financial Services -- continued
        8,300      Paine Webber Group Inc                              348,600
        9,100      PNC Bank Corp                                       505,050
          500      Providian Financial Corp                             28,375
          100      Republic New York Corp                               12,100
        3,600      Summit Bancorp                                      178,875
        9,265      Travelers Group Inc                                 516,524
        1,300      U.S. Bancorp                                        149,581
        4,200      Washington Mutual Inc                               281,925
                                                                  ------------
                                                                    12,247,995
                                                                  ------------

                   Chemicals -- 0.7%
        2,900      Eastman Chemical Co                                 189,950
        4,000      Great Lakes Chemical Corp                           194,500
        1,800      Lubrizol Corp                                        69,413
        5,500      Union Carbide Corp                                  255,406
                                                                  ------------
                                                                       709,269
                                                                  ------------

                   Computer and Office Equipment -- 1.6%
          400      Computer Associates International Inc                18,850
       12,500      EMC Corp                                            478,125
        1,100      Gateway 2000 Inc                                     48,400
        5,100      Lexmark International Group Inc *                   218,025
       16,700      Micron Technology Inc *                             554,231
        1,900      Pitney Bowes Inc                                     89,063
        9,700      Unisys Corp *                                       173,388
        1,700      Western Digital Corp                                 31,025
                                                                  ------------
                                                                     1,611,107
                                                                  ------------

                   Construction -- 1.6%
        6,400      Georgia-Pacific Corp                                375,600
       19,400      Home Depot Inc                                    1,237,962
                                                                  ------------
                                                                     1,613,562
                                                                  ------------

                   Consumer Goods -- 4.7%
        2,800      Callaway Golf Co                                     90,300
        1,100      Colgate-Palmolive Co                                 89,306
        8,900      Eastman Kodak Co                                    584,063
       11,600      Fortune Brands Inc                                  460,375
        3,950      Hasbro Inc                                          143,434
        1,900      Jones Apparel Group Inc *                           104,500
          100      Liz Claiborne Inc                                     5,000

               See accompanying notes to the financial statements.
2

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                   Value ($)
--------------------------------------------------------------------------------
                   Consumer Goods -- continued
       15,800      Mattel Co                                         668,538
       11,200      Maytag Corp                                       504,000
        1,500      Moore Corp Ltd                                     23,531
        4,800      Newell Co                                         220,200
       14,500      Procter and Gamble Co                           1,231,593
        3,600      Reebok International Ltd *                        112,275
        4,700      Sunbeam Corp                                      194,463
        6,300      VF Corp                                           300,431
                                                               -------------
                                                                   4,732,009
                                                               -------------

                   Electronic Equipment -- 1.8%
          600      Arrow Electronics Inc                              19,988
          900      Cooper Industries Inc                              50,513
        1,000      Harris Corp                                        50,688
        2,600      Litton Industries *                               161,850
        9,000      Motorola Inc                                      501,750
        1,400      National Semiconductor Corp *                      33,425
        9,700      Raytheon Co, Class B                              570,481
        6,900      Texas Instruments                                 399,338
                                                               -------------
                                                                   1,788,033
                                                               -------------

                   Environmental Control -- 0.1%
        5,500      Wheelabrator Technology Inc                        89,719
                                                               -------------

                   Food and Beverage -- 5.1%
       13,700      Anheuser Busch Cos Inc                            642,188
       10,771      Archer Daniels Midland Co                         241,674
        9,800      Bestfoods                                       1,032,674
       12,700      Coca Cola Enterprises Inc                         419,894
        1,100      Dean Foods Co                                      60,500
        5,000      IBP Inc                                           111,563
        7,400      Kellogg Co                                        315,425
       17,100      Sara Lee Corp                                     966,149
        7,600      Seagrams Co Ltd                                   288,800
       11,800      Unilever NV ADR                                   758,888
          400      Universal Foods Corp                               18,000
        4,900      Whitman Corp                                       87,281
        1,300      Wrigley (William Jr) Co                            99,288
                                                               -------------
                                                                   5,042,324
                                                               -------------

               See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                    Value ($)
--------------------------------------------------------------------------------
                   Health Care -- 3.0%
          400      Becton Dickinson & Co                               25,450
        3,200      Columbia HCA Healthcare Corp                        86,800
        1,300      Hillenbrand Industries Inc                          73,044
       19,400      Johnson & Johnson                                1,464,699
        4,700      Mallinckrodt Inc                                   182,419
        6,100      McKesson Corp                                      317,963
        4,800      Medtronic Inc                                      255,000
        5,900      Pharmacia & Upjohn Inc                             233,419
        3,100      United States Surgical Corp                         94,938
        4,500      Wellpoint Health Network *                         262,969
                                                                -------------
                                                                    2,996,701
                                                                -------------

                   Insurance -- 3.5%
        1,800      AMBAC Inc                                           95,850
          500      Cincinnati Financial Corp                           67,500
          500      CNA Financial Corp *                                71,969
       14,500      Conseco Inc                                        680,594
        3,900      Foundation Health Systems Inc, Class A *           107,981
        1,000      MBIA Inc                                            73,188
        1,300      Mercury General Corp                                73,775
        2,200      Old Republic International Corp                     92,813
        2,800      Progressive Corp                                   324,450
        3,500      Reliastar Financial Corp                           166,469
        5,400      Safeco Corp                                        283,163
        5,100      Saint Paul Cos Inc                                 451,988
       12,800      Torchmark Corp                                     596,000
        2,800      Transamerica Corp                                  326,025
        1,100      Transatlantic Holding Inc                           83,188
                                                                -------------
                                                                    3,494,953
                                                                -------------

                   Machinery -- 1.6%
       33,600      Applied Materials Inc                            1,236,899
        1,800      Cummins Engine Inc                                 104,175
        1,300      FMC Corp *                                          94,088
        1,100      Parker-Hannifin Corp                                51,288
        1,400      Smith International Inc *                           74,550
                                                                -------------
                                                                    1,561,000
                                                                -------------

                   Manufacturing -- 2.8%
        9,800      General Electric Co                                761,949
       11,900      IBM Corp                                         1,242,805
        7,800      International Game Technology                      189,150


               See accompanying notes to the financial statements.
4

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                 Value ($)
------------------------------------------------------------------------------
                   Manufacturing -- continued
        1,900      Leggett & Platt Inc                              95,356
       11,900      Owens Illinois Inc *                            456,663
          500      Temple Inland Inc                                29,813
                                                             -------------
                                                                 2,775,736
                                                             -------------

                   Oil and Gas -- 7.0%
        1,100      Apache Corp                                      37,400
       18,000      Atlantic Richfield Co                         1,399,499
        2,200      BJ Services Co                                   75,625
        2,000      Chevron Corp                                    162,250
        1,400      Columbia Energy Group                           106,838
       25,100      Exxon Corp                                    1,603,262
        1,400      Mobil Corp                                      101,413
        2,000      Nabors Industries Inc *                          45,750
       11,000      Occidental Petroleum Corp                       281,188
        1,800      Pennzoil Co                                     120,488
        6,000      Phillips Petroleum Co                           294,000
       14,800      Schlumberger Ltd                              1,115,549
        9,600      Texaco Inc                                      535,800
       12,500      Union Pacific Resources Group                   279,688
        5,400      Unocal Corp                                     203,513
       17,500      USX - Marathon Group                            604,844
                                                             -------------
                                                                 6,967,107
                                                             -------------

                   Paper and Allied Products -- 1.0%
        4,500      Champion International Corp                     229,781
        2,200      Fort James Corp                                  99,825
        6,500      Mead Corp                                       222,219
        5,600      Sonoco Products Co                              216,650
        5,100      Westvaco Corp                                   165,750
        2,900      Willamette Industries Inc                       107,119
                                                             -------------
                                                                 1,041,344
                                                             -------------

                   Pharmaceuticals -- 6.1%
       31,300      Abbott Laboratories                           2,341,630
        1,600      Allergan Inc                                     56,000
       18,100      Bristol Myers Squibb Co                       1,813,393
        4,500      Merck & Co Inc                                  574,031
        4,300      Schering Plough Corp                            327,069
        5,500      Warner Lambert Co                               804,374
        6,000      Watson Pharmaceutical Inc                       215,250
                                                             -------------
                                                                 6,131,747
                                                             -------------


               See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                Value ($)
-----------------------------------------------------------------------------
                   Primary Materials -- 0.2%
        1,900      EVI Inc                                         93,219
        1,100      Rubbermaid Inc                                  31,900
        1,100      Vulcan Materials Co                            110,688
                                                            --------------
                                                                  235,807
                                                            --------------

                   Primary Processing -- 0.1%
        3,400      USX-US Steel Group Inc                         119,425
                                                            --------------

                   Printing and Publishing -- 0.1%
          500      AH Belo Corp                                    27,375
          100      Washington Post Co, Class B                     49,350
                                                            --------------
                                                                   76,725
                                                            --------------

                   Refining -- 0.7%
          300      Murphy Oil Corp                                 14,981
       10,900      Royal Dutch Petroleum                          592,006
        3,100      Sun Co Inc                                     123,806
                                                            --------------
                                                                  730,793
                                                            --------------

                   Retail Trade -- 7.2%
       12,400      Albertsons Inc                                 580,475
        6,400      American Stores Co                             161,200
        8,600      Autozone Inc *                                 260,150
       12,900      Costco Cos Inc *                               630,488
        7,300      Dayton Hudson Corp                             564,381
        6,500      Dillards Inc                                   231,563
        3,800      Dollar General Corp                            175,275
        1,200      Family Dollar Stores Inc                        42,750
        6,600      Fred Meyer Inc                                 293,288
          300      Fruit of the Loom Inc *                          9,638
       17,550      Gap Inc                                        784,265
       41,800      Kmart Corp *                                   559,075
       12,800      Limited Inc                                    371,200
        7,200      Rite Aid Corp                                  233,100
        8,900      Tandy Corp                                     396,050
          600      Toys R Us Inc *                                 15,750
       37,100      Wal Mart Stores Inc                          1,718,193
        3,200      Winn-Dixie Stores Inc                          172,600

                                                            --------------
                                                                7,199,441
                                                            --------------


6               See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                     Value ($)
--------------------------------------------------------------------------------
                   Services -- 0.5%
          400      BHC Communications Inc, Class A                      55,200
        1,200      Cendant Corp *                                       45,000
          300      Fleming Cos Inc                                       5,344
        4,600      Halliburton Company                                 213,900
        3,300      Supervalu Inc                                       157,171
                                                                 --------------
                                                                       476,615
                                                                 --------------

                   Technology -- 11.9%
        8,700      Advanced Micro Devices Inc *                        203,906
        4,700      America Online Inc *                                569,288
        2,600      Avnet Inc                                           165,750
       20,100      Bay Networks Inc *                                  680,888
       60,600      Compaq Computer Corp                              1,942,987
          500      Computer Sciences Corp *                             52,344
        9,300      Dell Computer Corp                                1,300,837
        2,700      Grainger (WW) Inc                                   261,394
       32,800      Intel Corp                                        2,941,749
       33,600      Microsoft Corp                                    2,847,599
        4,100      Teradyne Inc *                                      193,469
        8,500      Xerox Corp                                          753,844
                                                                 --------------
                                                                    11,914,055
                                                                 --------------

                   Telecommunications -- 8.3%
        9,700      Ameritech Corp                                      404,369
       33,700      AT & T Corp                                       2,051,487
       14,293      Bell Atlantic Corp                                1,282,796
          400      Bellsouth Corp                                       24,400
        3,800      CBS Corp                                            117,563
        3,900      Century Telephone Enterprises Inc                   237,900
        8,600      GTE Corp                                            465,475
       10,900      MCI Communications Corp                             521,156
       10,000      Nextel Communications Inc, Class A *                295,625
       10,400      SBC Communications                                  786,499
        2,500      Southern New England Telecommunications Corp        157,813
       14,500      Sprint Corp                                         956,999
       17,100      US West Inc                                         890,268
        2,500      Worldcom Inc *                                       95,469
                                                                 --------------
                                                                     8,287,819
                                                                 --------------


               See accompanying notes to the financial statements.             7

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



     Shares        Description                                    Value ($)
--------------------------------------------------------------------------------
                   Transportation -- 2.2%
       10,800      Burlington Northern Santa Fe Railroad Co         1,075,949
        3,900      CSX Corp                                           218,156
        4,700      FDX Corp *                                         299,331
        6,100      Kansas City Southern Industries                    226,844
        2,800      UAL Corp *                                         238,350
        1,600      USAir Group Inc *                                  101,300
                                                                --------------
                                                                    2,159,930
                                                                --------------

                   Utilities -- 7.5%
       11,400      AES Corp                                           501,600
        5,400      Allegheny Energy Inc                               165,038
          600      Ameren Corp *                                       23,063
        8,000      American Electric Power Inc                        384,000
        7,900      Baltimore Gas and Electric Co                      249,344
        8,000      Carolina Power and Light Co                        334,000
       10,400      Cinergy Corp                                       362,050
        2,821      Citizens Utilities, Class B                         26,447
        4,900      CMS Energy Corp                                    216,825
        3,500      Coastal Corp                                       222,688
        5,900      Dominion Resources Inc                             235,263
        8,150      DPL Inc                                            148,228
        4,200      DQE Inc                                            139,388
        7,200      Duke Power Co                                      400,050
       19,400      Edison International                               535,925
       19,100      Entergy Corp                                       552,706
        5,700      Florida Progress Corp                              220,519
        9,100      FPL Group Inc                                      528,369
        7,400      General Public Utilities Inc                       297,388
        2,000      LG&E Energy Corp                                    47,875
        5,900      Long Island Lighting Co                            182,900
        2,100      New Century Energies Inc                            97,913
        4,500      New England Electric System                        189,563
        4,400      Nipsco Industries Inc                              113,025
        2,100      Northern States Power Co                           115,369
       11,200      Pacificorp                                         270,900
        6,300      Pinnacle West Capital Corp                         257,119
        3,300      Southern Co                                         81,469
        3,800      Teco Energy Inc                                     99,988
        1,600      Texas Utilities Co                                  64,700
        2,700      Western Resources Inc                              110,700
       12,300      Wisconsin Energy Corp                              335,175


8              See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


 Par Value($)/
   Shares           Description                                                  Value ($)
----------------------------------------------------------------------------------------------
                    Utilities -- continued
                                                                               -------------
                                                                                  7,509,587
                                                                               -------------

                    TOTAL COMMON STOCKS  (COST  $78,291,601)                     95,734,371
                                                                               -------------

                    SHORT-TERM INVESTMENTS -- 11.0%

                    Cash Equivalents -- 4.0%
  $1,694,667        BankBoston Eurodollar Time Deposit, 5.7875% due 3/2/98(a)     1,694,667
  $  186,667        First Union National Bank of North Carolina Eurodollar
                    Time Deposit, 5.6250% due 3/2/98(a)                             186,667
   1,054,666        Merrimac Cash Fund Premium Class(a)                           1,054,666
  $1,000,000        Prudential Securities Group Inc, Master Note, 5.8875% due
                    3/2/98(a)                                                     1,000,000
                                                                               -------------
                                                                                  3,936,000
                                                                               -------------

                    Repurchase Agreements -- 6.7%
  $2,411,538        Prudential Securities Inc. Repurchase Agreement, dated
                    2/27/98, due 3/2/98, with a maturity value of $2,412,557
                    and an effective yield 5.07%, collateralized by a U.S.
                    Government Agency Obligation with a rate of 8.50%, with a
                    maturity date of 10/01/26 and with a market value of
                    $2,459,779.                                                   2,411,538
  $4,307,288        Salomon Smith Barney Inc. Repurchase Agreement, dated
                    2/27/98, due 3/2/98, with a maturity value of $4,309,108
                    and an effective yield of 5.07%, collateralized by a U.S.
                    Treasury Obligation with a rate of 8.125%, with a maturity date of 8/15/21 and with an aggregate market value of
                    $4,393,434.                                                   4,307,288
                                                                               -------------
                                                                                  6,718,826
                                                                               -------------

                    U.S. Government -- 0.3%
  $ 300,000         U.S. Treasury Bill, 5.165%, due 5/28/98(b)                      296,244
                                                                               -------------

                    TOTAL SHORT-TERM INVESTMENTS  (COST  $10,950,995)            10,951,070
                                                                               -------------

                    TOTAL INVESTMENTS -- 106.8%
                    (COST $89,242,596)                                          106,685,441

                    Other Assets and Liabilities (net)-- (6.8)%                  (6,763,003)
                                                                               -------------

                    TOTAL NET ASSETS-- 100%                                      99,922,438
                                                                               =============


               See accompanying notes to the financial statements.             9

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



       Notes to the Schedule of Investments:
       ADR - American Depositary Receipt
       * Non-income producing security.
      (a) Represents investments of security lending collateral (Note 1).
      (b) Security has been segregated to cover margin requirements on open financial futures contracts.






10             See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------


Assets:
   Investments, at value (cost $89,242,596) (Note 1)                                $106,685,441
   Receivable for Fund shares sold                                                    16,258,747
   Receivable for investments sold                                                     1,530,141
   Dividends and interest receivable                                                     138,578
   Receivable for expenses waived or borne by Manager (Note 2)                            17,906
                                                                                    ------------

       Total assets                                                                  124,630,813
                                                                                    ------------

Liabilities:
   Payable for investments purchased                                                  17,930,459
   Payable upon return of securities loaned (Note 1)                                   3,936,000
   Payable for Fund shares repurchased                                                 2,351,387
   Payable to affiliate for (Note 2):
      Management fee                                                                      32,054
      Shareholder service fee                                                              9,256
   Payable for open swap contracts (Note 1 and 6)                                        405,544
   Payable for variation margin on open futures contracts (Notes 1 and 6)                  7,254
   Accrued expenses                                                                       36,421
                                                                                    ------------

       Total liabilities                                                              24,708,375
                                                                                    ------------

Net assets                                                                          $ 99,922,438
                                                                                    ============

Net assets consist of:
   Paid-in capital                                                                  $ 75,784,865
   Accumulated undistributed net investment income                                       223,078
   Accumulated undistributed net realized gain                                         6,776,064
   Net unrealized appreciation                                                        17,138,431
                                                                                    ============
                                                                                    $ 99,922,438
                                                                                    ============

Net assets attributable to:
   Class III shares                                                                 $ 99,922,438
                                                                                    ============

Shares outstanding:
   Class III                                                                           7,114,000
                                                                                    ============

Net asset value per share:
   Class III                                                                        $      14.05
                                                                                    ============


              See accompanying notes to the financial statements.             11

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------



Investment Income:
   Dividends (net of withholding taxes of $1,526)                                   $ 1,332,605
   Interest (including securities lending income of $4,540)                             355,240
                                                                                    -----------
       Total income                                                                   1,687,845
                                                                                    -----------
Expenses:
   Management fee (Note 2)                                                              394,815
   Custodian and transfer agent fees                                                     41,642
   Audit fees                                                                            35,306
   Registration fees                                                                      5,134
   Legal fees                                                                             1,556
   Trustees fees (Note 2)                                                                   635
   Miscellaneous                                                                            185
   Fees waived or borne by Manager (Note 2)                                            (218,695)
                                                                                    -----------
                                                                                        260,578
   Shareholder service fee (Note 2)
       Class III                                                                        118,083
                                                                                    -----------
       Net expenses                                                                     378,661
                                                                                    -----------
          Net investment income                                                       1,309,184
                                                                                    -----------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
       Investments                                                                   10,768,116
       Closed futures contracts                                                       1,300,286
       Closed swap contracts                                                            138,889
                                                                                    -----------
          Net realized gain                                                          12,207,291
                                                                                    -----------
   Change in net unrealized appreciation (depreciation) on:
       Investments                                                                   11,758,144
       Open futures contracts                                                           113,686
       Open swap contracts                                                             (320,845)
                                                                                    -----------
          Net unrealized gain                                                        11,550,985
                                                                                    -----------
       Net realized and unrealized gain                                              23,758,276
                                                                                    -----------
Net increase in net assets resulting from operations                                $25,067,460
                                                                                    ===========

              See accompanying notes to the financial statements.
12

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Year Ended         Year Ended
                                                            February 28, 1998   February 28, 1998
                                                            -----------------   -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                       $ 1,309,184         $ 1,068,038
   Net realized gain                                            12,207,291          17,195,664
   Change in net unrealized appreciation (depreciation)         11,550,985          (6,109,720)
                                                               -----------        ------------
   Net increase in net assets resulting from operations         25,067,460          12,153,982
                                                               -----------        ------------
Distributions to shareholders from:
   Net investment income
       Class III                                                (1,251,164)         (1,070,308)
                                                               -----------        ------------
   Net realized gains
       Class III                                               (16,435,486)        (10,440,389)
                                                               -----------        ------------
                                                               (17,686,650)        (11,510,697)
                                                               -----------        ------------
   Net share transactions: (Note 5)
       Class III                                                26,281,193           8,132,135
                                                               -----------        ------------
   Increase in net assets resulting from net share
      transactions                                              26,281,193           8,132,135
                                                               -----------        ------------
      Total increase in net assets                              33,662,003           8,775,420
Net assets:
   Beginning of period                                          66,260,435          57,485,015
                                                               -----------        ------------
   End of period (including accumulated undistributed net
      investment income of $223,078 and $165,058,
      respectively)                                            $99,922,438         $66,260,435
                                                               ===========        ============


               See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                    Year Ended February 28/29,
                                     ---------------------------------------------------------

                                       1998        1997         1996         1995        1994
                                     -------     -------      -------      -------     -------
Net asset value, beginning of
   period                            $ 12.98     $ 12.93      $ 10.65      $ 11.07     $ 11.35
                                     -------     -------      -------      -------     -------
Income from investment operations:
   Net investment income                0.22        0.24         0.28         0.23        0.34
   Net realized and unrealized
      gain                              4.07        2.41         3.71         0.50        1.18
                                     -------     -------      -------      -------     -------
      Total from investment
      operations                        4.29        2.65         3.99         0.73        1.52
                                     -------     -------      -------      -------     -------
Less distributions to shareholders:
   From net investment income          (0.22)      (0.24)       (0.25)       (0.28)      (0.35)
   From net realized gains             (3.00)      (2.36)       (1.46)       (0.87)      (1.45)
                                     -------     -------      -------      -------     -------

      Total distributions              (3.22)      (2.60)       (1.71)       (1.15)      (1.80)
                                     -------     -------      -------      -------     -------
Net asset value, end of period       $ 14.05     $ 12.98      $ 12.93      $ 10.65     $ 11.07
                                     =======     =======      =======      =======     =======

Total Return/(a)/                      37.82%      22.76%       38.64%        7.36%      14.12%

Ratios/Supplemental Data:
   Net assets, end of period
      (000's)                        $99,922     $66,260      $57,485      $47,969     $55,845
   Net expenses to average
      daily net assets                  0.48%       0.48%        0.48%        0.48%       0.48%
   Net investment income to
      average daily net assets          1.66%       1.83%        2.25%        2.52%       2.42%
   Portfolio turnover rate                70%        131%          81%         112%         38%
   Average broker commission
      rate per equity share/(b)/     $0.0251     $0.0259          N/A          N/A         N/A
   Fees and expenses
      voluntarily waived or
      borne by the Manager
      consisted of the
      following per share
      amounts:                       $  0.04     $  0.04      $  0.03      $  0.03     $  0.03

/(a)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown. /(b)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


               See accompanying notes to the financial statements.
14

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange which are not tobacco producing issuers.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Futures contracts
     The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $3,816,731, collateralized by cash in the amount of $3,936,000, which was invested in short-term instruments.

     Swap agreements
     The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1998.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 5. For the year ended February 28, 1998, the Fund received $10,986 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $635. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $61,386,092 and $50,803,405, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                               Gross Unrealized        Gross Unrealized         Net Unrealized
        Aggregate Cost           Appreciation            Depreciation            Appreciation
      --------------------  ----------------------- ----------------------- -----------------------
          $89,359,634            $18,080,972               $755,165              $17,325,807

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

4.   Principal shareholders

     At February 28, 1998, 93.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                   Year Ended                        Year Ended
      Class III:                               February 28, 1998                 February 28, 1997
                                        ---------------------------------  -------------------------------
                                            Shares           Amount            Shares          Amount
                                        --------------- -----------------  --------------- ---------------
      Shares sold                          1,705,285     $  23,536,920        1,730,490   $  22,801,781
      Shares issued to shareholders
          in reinvestment of
          distributions                    1,411,739        17,655,036          933,753      11,510,697
      Shares repurchased                  (1,109,228)      (14,910,763)      (2,002,361)    (26,180,343)
                                        ===============  ================  ===============  ==============
      Net increase                         2,007,796    $   26,281,193          661,882    $  8,132,135
                                        ===============  ================  ===============  ==============

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Long futures contracts

        Number of                                                                   Net Unrealized
        Contracts            Type         Expiration Date       Contract Value       Appreciation
      ---------------   ---------------  ------------------  ---------------------  ----------------
            9              S&P 500           March 1998           $2,363,625             $101,130
                                                                                    ================

     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements

                                                                                           Net
        Notional Amount      Expiration                                                 Unrealized
       Fund/Counterparty        Date                     Description                   Depreciation
     ---------------------  ------------  -----------------------------------------  ----------------
          $3,095,463/         5/11/98     Agreement with NatWest Securities            $ (26,086)
           2,981,806                      Limited dated 5/6/97 to pay (receive)
                                          the notional amount multiplied by the
                                          change in market value of a basket of
                                          selected securities (including
                                          dividends) less the counterparty's
                                          notional amount multiplied by 6 month
                                          LIBOR adjusted by a specified spread
                                          and to receive (pay) the notional
                                          amount multiplied by the return on the
                                          Standard & Poor's 500 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread.

           3,724,764/         5/16/98     Agreement with Morgan Stanley Capital         (162,736)
           4,018,085                      Services, Inc. dated 5/13/97 to pay
                                          (receive) the notional amount
                                          multiplied by the return on the
                                          Standard & Poor's 500 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread and to receive
                                          (pay) the change in market value of a
                                          basket of selected securities
                                          (including dividends) less the
                                          counterparty's notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

Swap agreements -- continued

                                                                                           Net
       Notional Amount      Expiration                                                 Unrealized
      Fund/Counterparty        Date                     Description                   Depreciation
     ---------------------  ------------  -----------------------------------------  ----------------
         $2,221,149/          9/11/98     Agreement with Morgan Stanley Capital         $(100,792)
          2,353,309                       Services, Inc. dated 9/8/97 to pay
                                          (receive) the notional amount
                                          multiplied by the return on the
                                          Standard & Poor's 500 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread and to receive
                                          (pay) the change in market value of a
                                          basket of selected securities
                                          (including dividends) less the
                                          counterparty's notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread.

           1,481,251/         9/19/98     Agreement with Morgan Stanley Capital          (115,930)
           1,378,812                      Services, Inc. dated 9/16/97 to pay
                                          (receive) the notional amount
                                          multiplied by the return on the
                                          Standard & Poor's 500 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread and to receive
                                          (pay) the counterparty's notional
                                          amount multiplied by the return on the
                                          Russell 2000 Index (including
                                          dividends) less the notional amount
                                          multiplied by 6 month LIBOR adjusted
                                          by a specified spread.

                                                                                     ================
                                               Net unrealized depreciation              $(405,544)
                                                                                     ================

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 56.83% of distributions as net capital gain dividends.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO Tobacco-Free Core Fund returned 37.8% for the fiscal year ended February 28, 1998, as compared to 35.0% for the S&P
     500. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

     The Fund's outperformance of the benchmark is attributed to strong stock selection, especially within the technology and non-bank financial sectors, as well as the Fund's lack of exposure to tobacco stocks, which underperformed dramatically during the period. Sector selection strategies posted neutral results for the year, as the losses from the Fund's overweights in electric utilities and small capitalization stocks were offset by the gains from the Fund's overweight in long distance telephone companies and underweight in defensive, high growth stocks.

     During the year, the Fund's fair value and momentum stock selection strategies worked successfully in identifying stocks for inclusion in the Fund's portfolio. The Fund's technology stock holdings, including Dell and Compaq, contributed to strong performance for the portfolio. Dell was selected for inclusion in the portfolio based on its attractive valuation by the momentum strategy, while Compaq earned inclusion based on positive valuations on both the fair value and momentum strategies. These strategies were also successful in selecting non-bank financial stocks. The Fund's value added within this sector came primarily from its overweight in large brokerage firms, which benefited from merger activity and record market returns.

     With respect to sector selection, the Fund employed a strategy of overweighting electric utilities. These stocks appeared significantly undervalued relative to their historic levels. This strategy worked against the Fund during the year's record setting returns, as utilities significantly underperformed for the majority of the year. Some early losses were partially offset in the fourth quarter of 1997, as electric utilities strongly outperformed the market during the flight to quality following October's market turbulence. The Fund's strategy of overweighting small capitalization stocks also detracted from performance. Small capitalization stocks, as represented by the Russell 2000 index, underperformed the S&P 500 by 5.1% during the year.

     These losses were partially offset by gains from the Fund's strategy of overweighting long distance telephone companies, including AT&T and MCI, which significantly outperformed during the period. The Fund also benefited from its strategy of underweighting defensive, high growth companies such as Coca-Cola and Gillette. Since the beginning of the fiscal year, these stocks have looked overvalued, and we continue to underweight them in the portfolio. Finally, the Fund's lack of exposure to tobacco stocks, which underperformed the S&P 500 by 1.8% during the period, also contributed positively to performance.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------

     The risk control enhancements that we implemented in 1996 contributed positively to performance in 1997, by limiting our sector under- or overweights. These control features limited our overweight in technology stocks in a volatile year for the sector. We expect to continue to benefit from the enhanced controls going into another volatile year.


Outlook

     The Fund is typically overweight in high quality stocks as defined using a GMO measure that focuses on high, stable return on equity and low debt ratios. However, we are now about 1% underweight in this group as these stocks appear to be overvalued. In particular the market is paying a premium for high return on equity that we feel is excessive.

     The Fund's overweight in utility stocks, which is in companies with good fundamental prospects in the continuing deregulatory environment, remains unchanged. We continue to believe that smaller stocks have more attractive valuation levels than the largest stocks. We have moved from a 5% underweight to an 8% underweight in the largest 100 stocks, and continue to maintain a weight of 7% to 8% in small, value stocks.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
       GMO Tobacco-Free Core Fund Class III Shares and the S&P 500 Index
                            As of February 28,1998


        --------------------------------
          Average Annual Total Return
        --------------------------------
                                Since
                              Inception
          1 Year     5 Year   10/31/91
        --------------------------------
Class
III        37.6%      23.4%     21.2%
        --------------------------------

                           [LINE GRAPH APPEARS HERE]

                    GMO Tobacco-Free
                        Core Fund            S&P 500 Index
                    ----------------         -------------

10/31/91                  $9,986                $10,000
 2/29/92                 $10,548                $10,631
 2/28/93                 $11,728                $11,764
 2/28/94                 $13,384                $12,744
 2/28/95                 $14,367                $13,682
 2/29/96                 $19,919                $18,430
 2/28/97                 $24,453                $23,251
 2/28/98                 $33,701                $31,389

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Fundamental Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Fundamental Value Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Fundamental Value Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


       Shares      Description                                    Value ($)
--------------------------------------------------------------------------------
                   COMMON STOCKS -- 90.2%
                   Advertising -- 0.1%
        6,000      Cordiant Communications Group PLC ADR              54,750
        6,000      Saatchi & Saatchi Plc ADR *                        57,000
                                                               --------------
                                                                     111,750
                                                               --------------
                   Aerospace -- 0.1%
        2,500      Boeing Company                                    135,625
                                                               --------------
                   Automotive -- 1.9%
        5,000      Chrysler Corp                                     194,688
       16,500      General Motors Corp                             1,137,469
       50,000      Mascotech Industries Inc                        1,037,500
                                                               --------------
                                                                   2,369,657
                                                               --------------
                   Banking and Financial Services -- 9.6%
       17,500      American Express Co                             1,576,094
       60,000      Block (HR) Inc                                  2,823,749
       22,500      Chase Manhattan Corp                            2,791,405
       18,500      Citicorp                                        2,451,249
       45,000      Travelers Group Inc                             2,508,749
                                                               --------------
                                                                  12,151,246
                                                               --------------
                   Chemicals -- 0.2%
       15,000      Engelhard Corp                                    271,875
                                                               --------------
                   Computer and Office Equipment -- 0.5%
       70,000      Intergraph Corp *                                 682,508
                                                               --------------
                   Consumer Goods -- 3.1%
       10,000      Black and Decker Corp                             503,750
       35,000      Eastman Kodak Co                                2,296,874
        7,500      Groupe Danone ADR                                 299,063
       20,000      Maytag Corp                                       900,000
                                                               --------------
                                                                   3,999,687
                                                               --------------
                   Electronic Equipment -- 0.9%
       30,000      International Rectifier Corp *                    436,875
       25,000      National Semiconductor Corp *                     596,932
        5,000      Stewart & Stevenson Services Corp                 122,188
                                                               --------------
                                                                   1,155,995
                                                               --------------


              See accompanying notes to the financial statements.              1

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


       Shares      Description                                    Value ($)
--------------------------------------------------------------------------------
                   Food and Beverage -- 3.4%
       40,000      Anheuser Busch Cos Inc                          1,874,999
       25,000      Fresh Delaware Monte Produce Inc *                385,938
       22,500      Nestle SA ADR                                   1,970,052
        5,000      Wendy's International Inc                         108,438
                                                               --------------
                                                                   4,339,427
                                                               --------------
                   Health Care -- 1.5%
       12,500      Baxter International Inc                          707,813
       25,000      Beverly Enterprises Inc *                         379,688
       10,000      Haemonetics Corp *                                166,875
        2,500      Johnson & Johnson                                 188,750
       20,000      Owens and Minor Holdings Co                       355,000
        5,625      Quest Diagnostics Inc *                            87,188
                                                               --------------
                                                                   1,885,314
                                                               --------------
                   Insurance -- 5.5%
        5,000      Aetna Life and Casualty Co                        436,875
       15,000      Allstate Corp                                   1,398,750
       17,500      Chartwell Re Corp                                 535,938
       60,000      Reliance Group Holdings Inc                     1,020,000
       35,000      Sedgwick Group ADR                                439,688
       90,000      TIG Holdings Inc                                2,390,624
       65,000      Willis Corroon Group Plc ADR                      763,750
                                                               --------------
                                                                   6,985,625
                                                               --------------
                   Machinery -- 0.9%
       25,000      Cincinnati Milacron Inc                           771,875
        2,500      FMC Corp *                                        180,938
       10,000      Pall Corp                                         209,375
                                                               --------------
                                                                   1,162,188
                                                               --------------
                   Manufacturing -- 9.0%
       10,000      American Greetings Corp                           456,250
       15,000      Clayton Homes Inc                                 298,125
       50,000      Corning Inc                                     2,031,249
       25,000      General Electric Co                             1,943,749
       15,000      Griffon Corp *                                    246,563
       25,000      IBM Corp                                        2,610,937
       50,000      Owens Corning                                   1,543,750
       12,500      Rockwell International Corp                       756,250
       15,000      Tenneco Inc                                       616,875
       10,000      United Technologies Corp                          893,125
                                                               --------------
                                                                  11,396,873
                                                               --------------


2              See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


       Shares      Description                                     Value ($)
--------------------------------------------------------------------------------
                   Metals and Mining -- 0.6%
       25,000      Amcol International Corp                          356,250
        5,000      Newmont Mining Corp                               144,688
       12,500      Pittston Minerals Group                           109,375
       10,000      Placer Dome Inc                                   128,750
                                                               --------------
                                                                     739,063
                                                               --------------

                   Oil and Gas -- 6.0%
        5,000      Amerada Hess Corp                                 296,563
       15,000      Cabot Oil & Gas Corp, Class A                     315,000
       25,000      EEX Corp *                                        214,063
       25,000      Enron Oil & Gas                                   534,375
       50,000      Gulf Canada Resources Ltd *                       293,750
       25,000      Lasmo Plc ADR                                     339,063
       25,000      Mitchell Energy, Class B                          685,938
       50,000      Occidental Petroleum Corp                       1,278,125
        5,000      Texaco Inc                                        279,063
        5,000      Total SA ADR                                      276,563
       15,000      Union Texas Petroleum Holdings Inc                302,813
       25,000      Unocal Corp                                       942,188
       25,000      USX - Marathon Group                              864,063
       40,000      Westcoast Energy Inc                            1,010,000
                                                               --------------
                                                                   7,631,567
                                                               --------------

                   Paper and Allied Products -- 1.8%
        5,000      Champion International Corp                       255,313
       32,500      Fort James Corp                                 1,474,688
        5,000      International Paper Co                            233,125
        7,500      Weyerhaeuser Co                                   374,531
                                                               --------------
                                                                   2,337,657
                                                               --------------

                   Pharmaceuticals -- 2.7%
       35,000      Lilly (Eli) & Co                                2,303,437
       15,000      Medpartners Inc *                                 180,000
       25,000      Mylan Laboratories Inc                            509,375
        7,500      Smithkline Beecham PLC ADR                        464,063
                                                               --------------
                                                                   3,456,875
                                                               --------------

                   Primary Processing -- 0.3%
        2,500      Du Pont (EI) De Nemours & Co                      153,281
        5,000      USX-US Steel Group Inc                            175,625
                                                               --------------
                                                                     328,906
                                                               --------------


               See accompanying notes to the financial statements.             3

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


       Shares      Description                                    Value ($)
--------------------------------------------------------------------------------
                   Real Estate -- 5.7%
       50,000      Amli Residential Properties Trust               1,125,000
       25,000      Crown American Realty Trust                       231,250
       70,000      JP Realty Inc                                   1,758,749
       25,000      Simon Debartolo Group Inc                         771,875
       75,000      Summit Properties Inc                           1,518,750
       10,000      Tower Realty Trust Inc                            235,000
       37,500      United Dominion Realty Trust                      525,000
       45,000      Walden Residential Properties Inc               1,113,750
                                                               --------------
                                                                   7,279,374
                                                               --------------

                   Refining -- 0.1%
       10,000      Quaker State Corp                                 151,250
                                                               --------------

                   Retail Trade -- 5.1%
       10,000      Costco Cos Inc *                                  488,750
       40,000      Federated Department Stores *                   1,874,999
       35,000      Sears Roebuck & Co                              1,857,187
       25,000      Toys R Us Inc *                                   656,250
       35,000      Wal Mart Stores Inc                             1,620,937
                                                               --------------
                                                                   6,498,123
                                                               --------------

                   Services -- 4.3%
       12,500      Hilton Hotels Corp                                372,656
       15,000      Manpower Inc                                      632,813
       15,000      Pinkertons Inc                                    345,000
      150,000      Waste Management Inc                            3,749,999
       50,000      Waste Management International PLC ADR *          303,125
                                                               --------------
                                                                   5,403,593
                                                               --------------

                   Technology -- 7.7%
        7,500      Avnet Inc                                         478,125
       45,000      Compaq Computer Corp                            1,442,813
       25,000      Data General Corp *                               515,625
       40,000      Digital Equipment Corp *                        2,277,499
       37,500      Information Resources Inc *                       525,000
       10,000      Intel Corp                                        896,875
       25,000      Novell Inc *                                      262,890
       40,000      Storage Technology Corp *                       2,729,999
        7,500      Xerox Corp                                        665,156
                                                               --------------
                                                                   9,793,982
                                                               --------------


4              See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


       Shares      Description                                    Value ($)
--------------------------------------------------------------------------------
                   Telecommunications -- 5.4%
       25,000      CBS Corp                                          773,438
       15,000      Cox Communications, Class A *                     578,438
       50,000      GTE Corp                                        2,706,249
        2,500      SBC Communications                                189,081
       20,000      US West Inc                                     1,041,250
       50,000      US West Media Group *                           1,609,375
                                                               --------------
                                                                   6,897,831
                                                               --------------

                   Tobacco -- 0.4%
       35,000      Imperial Tobacco Group Plc ADR                    485,219
                                                               --------------

                   Transportation -- 3.1%
        7,500      AMR Corp *                                        949,219
       35,000      Canadian Pacific                                  999,688
        5,000      Delta Air Lines Inc                               565,313
       10,000      Ryder System Inc                                  366,875
       12,500      Sabre Group Holding Inc *                         412,500
       10,000      USAir Group Inc *                                 633,125
                                                               --------------
                                                                   3,926,720
                                                               --------------

                   Utilities -- 10.3%
       20,000      Cinergy Corp                                      696,250
       37,500      DPL Inc                                           682,031
       25,000      Duke Power Co                                   1,389,063
       40,000      Entergy Corp                                    1,157,500
       20,000      Firstenergy Corp                                  578,750
       50,000      Houston Industries Inc                          1,293,750
       10,000      Illinova Corp                                     277,500
       75,000      Niagara Mohawk Power Corp *                       960,938
       30,000      Pacificorp                                        725,625
       25,000      Public Service Enterprise Group Inc               806,250
       20,000      Southern Co                                       493,750
       65,000      Texas Utilities Co                              2,628,437
       25,000      TransCanada Pipeline Ltd                          564,063
       25,000      Unicom Corp                                       801,563
                                                               --------------
                                                                  13,055,470
                                                               --------------

                   TOTAL COMMON STOCKS (COST $77,193,328)        114,633,400
                                                               --------------

               See accompanying notes to the financial statements.             5

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



 Par Value ($)/
     Shares        Description                                                      Value ($)
--------------------------------------------------------------------------------------------------
                   PREFERRED STOCKS -- 4.4%

                   Metals and Mining -- 0.8%
       47,500      Freeport McMoran Corp $0.34                                       1,056,875
                                                                                 -------------
                   Pharmaceuticals -- 0.3%
       25,000      Medpartners Inc 6.5%                                                357,813
                                                                                 -------------
                   Primary Processing -- 0.2%
        5,000      Armco Inc Convertible $3.625                                        240,000
                                                                                 -------------
                   Refining -- 1.1%
       25,000      Unocal Corp Convertible 6.25% 144A                                1,384,375
                                                                                 -------------
                   Services -- 0.4%
       25,000      International Technology Corp Convertible 7.00%                     540,625
                                                                                 -------------
                   Telecommunications -- 0.6%
       12,500      Sprint Corp Convertible 8.25%                                       687,500
                                                                                 -------------
                   Transportation -- 1.0%
       25,000      Navistar International Corp $6.00                                 1,267,188
                                                                                 -------------

                   TOTAL PREFERRED STOCKS  (COST  $5,768,241)                        5,534,376
                                                                                 -------------
                   DEBT OBLIGATIONS -- 1.9%

                   Health Care -- 1.2%
    $2,500,000     Roche Holdings Inc, 0.00% due 4/20/10                             1,512,500
                                                                                 -------------
                   Oil and Gas -- 0.7%
    $1,000,000     Noram Energy Corp, 6.00% due 3/15/12                                942,500
                                                                                 -------------

                   TOTAL DEBT OBLIGATIONS  (COST  $1,895,971)                        2,455,000
                                                                                 -------------
                   SHORT-TERM INVESTMENTS -- 11.5%

                   Cash Equivalents -- 8.5%
    $2,370,970     BankBoston Eurodollar Time Deposit, 5.7875% due 3/2/98/(a)/       2,370,970
    $  510,606     First Union National Bank of North Carolina Eurodollar
                   Time Deposit, 5.6250% due 3/2/98/(a)/                               510,606
     2,884,924     Merrimac Cash Fund Premium Class/(a)/                             2,884,924
    $5,000,000     Prudential Securities Group Inc, Master Note, 5.8875% due
                   3/2/98/(a)/                                                       5,000,000
                                                                                 -------------
                                                                                    10,766,500
                                                                                 -------------


6              See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

    Par Value      Description                                                         Value ($)
--------------------------------------------------------------------------------------------------
                   Repurchase Agreements -- 3.0%
    $3,845,682     Salomon Smith Barney Inc. Repurchase Agreement, dated
                   2/27/98, due 3/2/98, with a maturity value of $3,874,307
                   and an effective yield of 5.07%, collateralized by a U.S.
                   Treasury Obligation with a rate of 8.125%, with a maturity
                   date of 8/15/21 and with a market value of $3,922,596.            3,845,682
                                                                                 -------------

                   TOTAL SHORT-TERM INVESTMENTS  (COST  $14,612,182)                14,612,182
                                                                                 -------------
                   TOTAL INVESTMENTS -- 108.0%
                   (COST $99,469,722)                                              137,234,958

                   Other Assets and Liabilities (net) -- (8.0)%                    (10,198,675)
                                                                                 -------------

                   TOTAL NET ASSETS -- 100%                                      $ 127,036,283
                                                                                 =============

                   Notes to the Schedule of Investments:

                   ADR - American Depositary Receipt
                   144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
                   *     Non-income producing security.
                   /(a)/ Represents investments of security lending collateral
                         (Note 1).

              See accompanying notes to the financial statements.              7

GMO Fundamental Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------




Assets:
   Investments, at value (cost $99,469,722) (Note 1)              $137,234,958
   Receivable for investments sold                                     324,910
   Dividends and interest receivable                                   349,474
   Receivable for expenses waived or borne by Manager (Note 2)          18,634
                                                                  ------------

       Total assets                                                137,927,976
                                                                  ------------

Liabilities:
   Payable upon return of securities loaned (Note 1)                10,766,500
   Payable to affiliate for (Note 2):
      Management fee                                                    71,446
      Shareholder service fee                                           13,424
   Accrued expenses                                                     40,323
                                                                  ------------

       Total liabilities                                            10,891,693
                                                                  ------------

Net assets                                                        $127,036,283
                                                                  ============

Net assets consist of:
   Paid-in capital                                                $ 69,989,128
   Accumulated undistributed net investment income                     389,111
   Accumulated undistributed net realized gain                      18,892,808
   Net unrealized appreciation                                      37,765,236
                                                                  ------------
                                                                  $127,036,283
                                                                  ============

Net assets attributable to:
   Class III shares                                               $127,036,283
                                                                  ============

Shares outstanding:
   Class III                                                        10,655,373
                                                                  ============

Net asset value per share:
   Class III                                                      $      11.92
                                                                  ============



8              See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------



Investment Income:
   Dividends (net of withholding taxes of  $13,810)                $ 4,578,330
   Interest (including securities lending income of $26,024)           345,383
                                                                   -----------

       Total income                                                  4,923,713
                                                                   -----------

Expenses:
   Management fee (Note 2)                                           1,425,989
   Custodian and transfer agent fees                                    46,816
   Audit fees                                                           35,422
   Registration fees                                                     7,188
   Legal fees                                                            3,911
   Trustees fees (Note 2)                                                1,796
   Miscellaneous                                                         1,376
   Fees waived or borne by Manager (Note 2)                           (381,705)
                                                                   -----------
                                                                     1,140,793
   Shareholder service fee (Note 2)
       Class III                                                       284,344
                                                                   -----------
       Net expenses                                                  1,425,137
                                                                   -----------

          Net investment income                                      3,498,576
                                                                   -----------

Realized and unrealized gain (loss):
   Net realized gain on:
       Investments                                                  70,085,215
                                                                   -----------

          Net realized gain                                         70,085,215
                                                                   -----------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                 (21,715,271)
                                                                   -----------

          Net unrealized loss                                      (21,715,271)
                                                                   -----------

       Net realized and unrealized gain                             48,369,944
                                                                   -----------

Net increase in net assets resulting from operations               $51,868,520
                                                                   ===========


        See accompanying notes to the financial statements.                    9

GMO Fundamental Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------




                                                               Year Ended              Year Ended
                                                            February 28, 1998       February 28, 1997
                                                            -----------------       -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                      $  3,498,576            $  4,658,349
   Net realized gain                                            70,085,215              18,434,364
   Change in net unrealized appreciation (depreciation)        (21,715,271)             17,227,189
                                                              ------------            ------------

   Net increase in net assets resulting from operations         51,868,520              40,319,902
                                                              ------------            ------------

Distributions to shareholders from:
   Net investment income
       Class III                                                (4,080,386)             (4,445,572)
                                                              ------------            ------------
   Net realized gains
       Class III                                               (60,475,201)            (17,043,498)
                                                              ------------            ------------

                                                               (64,555,587)            (21,489,070)
                                                              ------------            ------------
   Net share transactions: (Note 5)
       Class III                                               (92,859,874)              1,324,046
                                                              ------------            ------------
   Increase (decrease) in net assets resulting from net
      share transactions                                       (92,859,874)              1,324,046
                                                              ------------            ------------

      Total increase (decrease) in net assets                 (105,546,941)             20,154,878

Net assets:
   Beginning of period                                         232,583,224             212,428,346
                                                              ------------            ------------

   End of period (including accumulated undistributed net
      investment income of $389,111 and $938,206,
      respectively)                                           $127,036,283            $232,583,224
                                                              ============            ============


10            See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                       Year Ended February 28/29,
                                     ----------------------------------------------------------------
                                       1998          1997         1996          1995          1994
                                     ---------     ---------     --------      --------     ---------
Net asset value, beginning
   of period                         $  16.33      $  15.04      $  12.54      $  12.49     $  11.71
                                     ---------     ---------     --------     ---------     --------

Income from investment operations:
   Net investment income                 0.35          0.33          0.37          0.34         0.27
   Net realized and
      unrealized gain                    3.90          2.53          3.26          0.55         1.64
                                     ---------     --------      --------     ---------     --------

      Total from investment
      operations                         4.25          2.86          3.63          0.89         1.91
                                     ---------     --------      --------     ---------     --------

Less distributions to shareholders:
   From net investment
      income                            (0.38)        (0.32)        (0.37)        (0.32)       (0.28)
   From net realized gains              (8.28)        (1.25)        (0.76)        (0.52)       (0.85)
                                     ---------     --------      --------     ---------     --------

      Total distributions               (8.66)        (1.57)        (1.13)        (0.84)       (1.13)
                                     ---------     --------      --------     ---------     --------
Net asset value, end
   of period                         $  11.92      $  16.33      $  15.04      $  12.54     $  12.49
                                     =========     ========      ========     =========     ========

Total Return/(a)/                       30.43%        20.03%        29.95%         7.75%       16.78%

Ratios/Supplemental Data:
   Net assets, end of
      period (000's)                 $127,036      $232,583      $212,428     $ 182,871     $147,767
   Net expenses to average
      daily net assets                   0.75%         0.75%         0.75%         0.75%        0.75%
   Net investment income
      to average daily net
      assets                             1.84%         2.15%         2.61%         2.84%        2.32%
   Portfolio turnover rate                 21%           25%           34%           49%          65%
   Average broker
      commission rate per
      equity share/(b)/              $ 0.0670      $ 0.0590           N/A           N/A          N/A
   Fees and expenses
      voluntarily waived
      or borne by the
      Manager consisted of
      the following per
      share amounts:                 $   0.04      $   0.02       $  0.01      $   0.01     $   0.01

/(a)/Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown. /(b)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


         See accompanying notes to the financial statements.                  11

GMO Fundamental Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Fundamental Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks long-term capital growth through investment primarily in equity securities.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO Fundamental Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Security lending
     The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $10,440,636, collateralized by cash in the amount of $10,766,500, which was invested in short-term instruments.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for partnership interests.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

             Accumulated              Accumulated
          Undistributed Net        Undistributed Net
          Investment Income          Realized Gain            Paid-in Capital
         ---------------------  -------------------------   --------------------
               $32,715                 $(32,715)                    --


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Fundamental Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.


     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.


     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .15% of the amount invested. The Manager may waive such premium to the extent that a transaction results in minimal brokerage and transaction costs to the Fund. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 5. For the year ended February 28, 1998, the Fund received $150 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .60% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .75%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $1,796. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Fundamental Value Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $38,530,662 and $194,752,575, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                             Gross Unrealized         Gross Unrealized         Net Unrealized
        Aggregate Cost         Appreciation             Depreciation            Appreciation
     --------------------  ---------------------  ------------------------  ---------------------
          $99,561,728           $40,643,636              $2,970,406             $37,673,230


4.   Principal shareholders

     At February 28, 1998, 99.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.



5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                           Year Ended                        Year Ended
      Class III:                                       February 28, 1998                 February 28, 1997
                                                ---------------------------------  -------------------------------
                                                    Shares           Amount            Shares          Amount
                                                --------------- -----------------  --------------- ---------------
      Shares sold                                       5,670    $      100,000            7,028    $    107,000
      Shares issued to shareholders
          in reinvestment of distributions          5,160,848        61,023,843        1,161,012      17,805,046
      Shares repurchased                           (8,757,323)     (153,983,717)      (1,045,307)    (16,588,000)
                                                ===============  ================  ===============  ===============
      Net increase (decrease)                      (3,590,805)  $   (92,859,874)         122,733    $  1,324,046
                                                ===============  ================  ===============  ===============

GMO Fundamental Value Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 83.34% of distributions as net capital gain dividends.

GMO Fundamental Value Fund
(A Series of GMO Trust)



--------------------------------------------------------------------------------

Portfolio Manager

     Mr. Richard Mayo is responsible for the management of the GMO Fundamental Value Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.



Management Discussion and Analysis of Fund Performance

     The Investing Environment

     The investing environment has been quite volatile the last six months of the year. The emergence of the financial crisis in Southeast Asia and its potential impact has generated much greater volatility in the U.S. stock market and rotation within the market has increased. Our performance reflects a shift in our assessment of the risks in the financial markets due to some probable economic stress and concern about the increase in risk in the economic environment that could add additional pressure to profit margins. However, at the present time, investors do not share our view. This was even highlighted by Alan Greenspan in testimony at a congressional hearing: "Lenders and investors in the stock market are demanding less in the way of protection against risks by historical standards."

     Our behavior in the market has been influenced by our belief that we may be near the end of the rise in profit margins that have been dramatic in this cycle. After-tax profit margins have reached 6.4% up from the low of 3.9%. The dilemma is that the present level of the stock market requires continued increases. According to our valuation formula investors are expecting earnings to grow 8.0-9.0% annually for the next ten years (assuming present interest rates). If revenues grow at the present rate of 5.0%, profit margins must rise to 7.3%. We think this is unlikely for a series of reasons. Restructuring and downsizing benefits may have been fully exploited. The favorable cost environment, specifically labor expenses, may be shifting unfavorably (see the graph below). The strength of the dollar reduces the value of foreign profits, and the economic dislocations in Southeast Asia, as well as the anemic growth in Japan, are beginning to impact the profitability of more U.S. companies. IBM, Motorola, Intel and Compaq are just a few of the companies that have discussed the negative impact. There will be more.

GMO Fundamental Value Fund
(A Series of GMO Trust)



--------------------------------------------------------------------------------


U.S. Employment Cost Index

(% Year-Over-Year)

[A LINE GRAPH DEPICTING THE PERCENTAGE GROWTH OF U.S. EMPLOYMENT COST INDEX FROM 1980 TO 1998 APPEARS HERE.]


     We think profit growth this year will be less than 5.0% and this would be disappointing to investors. Presently, if we used the Federal Reserve market model, stocks are approximately 18% overvalued and any doubts about profitability may create reactions in the market similar to the sell off in August and October of 1997.

Fed's S&P 500 Valuation Model
(percent)

[A LINE GRAPH DEPICTING THE FEDERAL RESERVE S&P 500 VALUATION MODEL FROM 1980 TO 1998 APPEARS HERE.]


     We have tried to build a portfolio that does better in a difficult environment and our experiences in August and October were encouraging. Our return of -1.59% was a 4.01% gain over the S&P's 5.60% decline in August. This was due mainly to the recovery in small stocks that started in August and continued to the first of October. At that point we started reducing this segment due to the major advances of some of the stocks, but also due to the fear that smaller companies would be penalized in a more difficult market because of their lower liquidity.

GMO Fundamental Value Fund
(A Series of GMO Trust)



--------------------------------------------------------------------------------


Fundamental Value Fund
As of February 28, 1998

                                          Fundamental
                                          Value Fund*         S&P 500
                                          -----------         -------
RISK
Beta                                          0.89              1.00
% of LT Debt to Capital                        47%               42%
LIQUIDITY
Market Cap ($000)                            25,642            61,300
PROFITABILITY
Return on Equity                             13.0%             19.0%
Return on Capital                             7.3%             -
EBITDA Margin                                17.8%             16.9%
Net Profit Margin                             5.8%              6.5%
Earnings 5 Yr Hist Gr Rate                     19%               15%
VALUATION
Price/Earnings Trailing 4 Qtrs               18.0              23.3
Price to Cashflow                             9.3              13.7
Price to Book                                 2.5               4.0
Price to Sales                                1.07              1.66
Dividend Yield                                2.2%              1.5%

*  Equally Weighted

     Looking at the characteristics of the present portfolio you can see we have maintained a risk profile (measured by beta) that is less than the market. In addition we have gravitated to stocks with low expectations to avoid the penalty of disappointments. We are expecting improvement in our selections but favorable performance may require some patience -- something investors don't have at the moment. In other words, at this stage of the market we think there is more to gain by investing in stocks that can still improve long term returns on capital and possibly experience a positive valuation change, rather than invest in those companies that have improved and the stock price reflects the change without a discount for some cyclical erosion.

     In the chart you can also see we own stocks with market caps significantly below average. For the last year we have maintained our bias against the "Mega Fifty" stocks. Very simply, we think their valuations are at extreme levels and are unlikely to produce good returns going forward. Our view has not been shared by the majority of investors and they have continued to do better than the market. The fifty largest stocks exceeded the S&P by 5.5% in 1997, and in 1998 through February they are 1.5% ahead. Our fears are expressed in the charts below. The out-performance is demonstrated in the top chart and the valuation measures in the charts below show the very high levels versus the past. These stocks are perceived as safe havens but given their lofty valuations we don't think

GMO Fundamental Value Fund
(A Series of GMO Trust)



--------------------------------------------------------------------------------


     they will give the protection expected in a market sell off. They did not in August and October of last year.

     Exhibit 3. The Biggest Have Outperformed For a Number of Years.

     Biggest 50 Stocks/Large-Cap Universe --
     Cumulative Relative Performance

                           [LINE GRAPH APPEARS HERE]

     Source: Prudential Securities, Inc.

     Price/Sales

                           [LINE GRAPH APPEARS HERE]

     Source: Compusheet; Prudential Securities, Inc.

     Price/Cash Flow

                           [LINE GRAPH APPEARS HERE]

     Source: Compusheet; Prudential Securities, Inc.

     Return on Equity
     (ROE)

                           [LINE GRAPH APPEARS HERE]

     Source: Compusheet; Prudential Securities, Inc.


     We hope to make money with an eclectic portfolio that excludes very overvalued areas (the Mega Fifty) and sectors that are experiencing profit declines -- segments of technology and major energy companies. We can't find any sectors that are significantly undervalued comparable to last year. At the beginning of 1997 we were buying all the cable TV stocks thinking they were 30-40% undervalued, adding to our small stock exposure, and accumulated electric utilities and telephone companies into the second quarter. The cable TV stocks have doubled in the last 12 months. Small stocks, the utilities and telephone companies underperformed for the year but each had a quarter of major outperformance; small stocks in the third quarter and telephone and utility stocks were up 17% vs. the S&P gain of 2.87%. Due to these price moves we have cut back in these areas and in technology as well. The technology sector outperformed the group (i.e., Microsoft, Cisco and Dell Computer) and we took profits aggressively as our concerns about deteriorating profitability were reinforced by negative earnings estimate revisions caused by slowing final demand aggravated by the major exposure to Southeast Asia.

GMO Fundamental Value Fund
(A Series of GMO Trust)



--------------------------------------------------------------------------------


     With the funds generated from these profits we have responded opportunistically. We are waiting for good risk reward situations to present themselves to add to good values presently in the portfolio. Waste Management Inc. was a major frustration in the last year. We were too optimistic about its potential profitability improvement and getting a new chief executive proved troublesome. First they hired the former president of Sprint. Unfortunately he left after three months so for five months the company has been led by an interim CEO, a man with excellent capabilities, but the market required more certainty. We stayed with the investment believing margins that were 40% below the top tier in the industry, could be improved by a new and motivated management. The stock sold off dramatically in October and January and each time we added to the position. This poor performance cost the portfolio 1.5% relatively. Patience was rewarded in March. USA Waste, the most profitable waste services company has agreed to acquire Waste Management and the stock has rallied 25%, recapturing half of last year's performance.

     Another sector ignored last year was retail. For instance, Federated Department Stores was ignored in the first half providing an opportunity to buy the stock at 14 times earnings (the market at the time was 20 times earnings) with no hint of profit difficulties. A more controversial opportunity occurred in October when Sears announced it was experiencing a dramatic increase in credit card charge offs. The stock, which peaked at $65.00 per share in early summer dropped as low as $40.00 per share in October. This allowed us the opportunity to buy the stock at 15 times a worst case scenario, which now seems to be an exaggerated fear. The stock has rebounded recently to $50.00 per share. More recently Toys-R-Us declined precipitously and reduced earnings expectations. We responded similarly to the Sears situation, encouraged by the company's announced $1 billion stock buyback. The Toys-R-Us situation will probably not be as good as Sears and Federated, but the risk-reward at its lows looked very attractive.

     Another success in the past year was Digital Equipment. We had bought the stock earlier but were convinced to add significantly to the position when the stock traded down to $25.00 per share. Our analysis suggested the company's assets were worth at least $50.00 per share. In December Compaq confirmed our analysis by announcing a merger worth $60.00 per share at the time.

     I have mentioned these examples because they reflect the types of situations we are trying to find today to put in the portfolio which are low expectation opportunities where perceptions are excessively negative. The chances of improvement in profitability have risen (without paying for it) and the value of the companies' assets may be worth more to a strategic buyer limiting the downside risk.

     Data General is an example like Digital Equipment, and Occidental Petroleum could attract the attention of a larger oil company that is struggling to grow revenues in an environment of declining oil prices.

GMO Fundamental Value Fund
(A Series of GMO Trust)



--------------------------------------------------------------------------------


     Listed below are the major additions or increases in the last six months and they are opportunities created by the rotational aspects of the market. That is, if it appears not to be a short-term performer, sell it and go to where the action is.

     Federated Department Stores
     Sears Roebuck
     Corning
     Occidental Petroleum
     Unicom
     Stewart & Stevenson

     Our experience to date is that good investments are created and interest can shift quickly. A great example is Electronics for Imaging. The stock in 1997 went from $52.00 to $14.00 (earnings were very disappointing but this was due to an inventory adjustment by its customers). The inventory shift is almost over and the stock has doubled in three months.

     We will keep looking for opportunities but think they will be more limited so we will concentrate the portfolio in fewer positions. This has and will create more volatility in month to month relative performance particularly when the major market cap stocks make a major move like they did in January to mid February. We fear this less going forward because the market has obviously broadened in March and good values with potential catalysts or favorable news are clearly doing well in the present market phase. However, risk must not be ignored. The concentration of 1997 may erode in 1998 giving us a better opportunity for picking stocks.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
       GMO Fundamental Value Fund Class III Shares and the S&P 500 Index
                            As of February 28, 1998

         ---------------------------------
            Average Annual Total Return
         ---------------------------------
                                 Since
                               Inception
            1 Year    5 Year   10/31/91
         ---------------------------------
Class
 III        30.2%      20.6%     20.3%
         ---------------------------------


                           [LINE GRAPH APPEARS HERE]




                GMO Fundamental     S&P 500
  Date            Value Fund         Index
  ----          ---------------     -------
10/31/91           $9,985           $10,000
 2/29/92          $10,870           $10,631
 2/28/93          $12,571           $11,764
 2/28/94          $14,680           $12,744
 2/28/95          $15,818           $13,682
 2/29/96          $20,554           $18,430
 2/28/97          $24,671           $23,251
 2/28/98          $32,178           $31,389


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than their original cost. The total return would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Small Cap Growth Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



  Shares        Description                                      Value ($)
--------------------------------------------------------------------------------

                COMMON STOCKS -- 97.6%

                Advertising -- 0.0%
     6,100      CKS Group Inc *                                       115,900
                                                                 -------------

                Aerospace -- 1.2%
    20,400      AAR Corp                                              619,650
     7,900      BE Aerospace Inc *                                    232,556
    26,300      Gencorp Inc                                           716,675
    16,400      Orbital Sciences Corp *                               625,250
    26,100      Thiokol Corp                                        2,495,812
                                                                 -------------
                                                                    4,689,943
                                                                 -------------

                Automotive -- 0.7%
    34,900      Arvin Industries Inc                                1,382,913
    21,900      Mascotech Industries Inc                              454,425
    36,000      Wabash National Corp                                1,068,750
                                                                 -------------
                                                                    2,906,088
                                                                 -------------

                Banking and Financial Services -- 5.6%
    32,300      Americredit *                                         882,194
    31,000      Amresco Inc *                                       1,046,250
     2,677      Associated Banc Corp                                  140,208
     4,800      Astoria Financial Corp                                268,200
    35,620      BOK Financial Corporation                           1,749,833
    15,250      Comdisco Inc                                          635,734
    12,800      Deposit Guaranty Corp                                 709,600
    21,700      Dime Bancorp Inc                                      661,850
    20,400      Eaton Vance Corp                                      847,875
     2,700      First Citizens Bancshares, Class A                    313,200
       700      First Empire State Corp                               330,400
    12,300      First Federal Financial Corp *                        496,613
    11,180      First Financial Bancorp                               610,708
     4,500      Fund American Enterprises Holdings                    588,375
    41,400      Golden State Bancorp *                              1,474,875
    10,300      Jefferies Group Inc                                   456,419
    17,333      Legg Mason Inc                                      1,035,647
    14,100      Mercantile Bankshares                                 493,940
     9,900      National Commerce Bancorp                             372,488
    68,600      Northfork Bancorp                                   2,345,262
     8,200      Onbancorp Inc                                         595,525

              See accompanying notes to the financial statements.             1

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                    Value ($)
--------------------------------------------------------------------------------

               Banking and Financial Services -- continued
   18,400      Park District National Corp                        1,598,500
   21,600      Piper Jaffray Inc                                    793,800
   13,100      Provident Financial Group                            671,375
   12,200      Raymond James Financial Corp                         486,475
   24,750      St. Paul Bancorp Inc                                 655,875
    8,800      Sumitomo Bank Of California                          411,400
   31,100      The Trust Company of N. J.                           851,363
   23,300      Value Line Inc                                       978,600
                                                              --------------
                                                                 22,502,584
                                                              --------------

               Chemicals -- 1.6%
   44,600      Albemarle Corp                                     1,087,125
   18,800      Crompton & Knowles Corp                              566,350
   18,900      Cytec Industries Inc *                               923,738
    7,100      Dexter Corp                                          288,438
   44,200      Kaiser Aluminum Corp *                               433,713
   54,600      Macdermid Inc                                      1,904,174
   88,600      Nl Industries Inc *                                1,317,925
                                                              --------------
                                                                  6,521,463
                                                              --------------

               Communications -- 0.0%
    1,100      NTL Inc *                                             36,575
                                                              --------------

               Computer and Office Equipment -- 2.1%
   27,000      Apple Computer Inc *                                 637,875
   18,060      Comverse Technology Inc *                            844,305
   29,500      Intergraph Corp *                                    287,625
   15,400      Lexmark International Group Inc *                    658,350
   17,100      Sequent Computer Inc *                               362,306
   27,900      Stratus Computer Inc *                             1,400,231
   33,400      Telxon Corp *                                        780,725
  193,900      Unisys Corp *                                      3,465,962
                                                              --------------
                                                                  8,437,379
                                                              --------------

               Construction -- 2.4%
   37,300      Centex Corp                                        2,725,230
   27,100      Horton (DR) Inc                                      631,769
   30,900      Kaufman & Broad Home Corp                            799,538
   58,800      McDermott International Inc                        2,315,249
  134,100      Standard Pacific Corp                              2,321,605
   12,400      Texas Industries Inc                                 700,600
                                                              --------------
                                                                  9,493,991
                                                              --------------


2             See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Consumer Goods -- 5.2%
   46,500      Furniture Brands International Inc *                 1,272,938
   64,000      Genesco Inc *                                          880,000
   15,800      Gulf South Medical Supply Inc *                        570,775
   35,800      Hartmarx Corp *                                        290,875
   30,900      Hon Industries Inc                                   2,031,674
   15,300      Jones Apparel Group Inc *                              841,500
   40,500      Miller Herman Inc                                    2,480,624
   25,800      N. E. Business SVC Inc                                 822,375
   52,700      O'Sullivan Industries Holdings Inc *                   602,756
    9,000      Oneida LTD                                             240,750
   32,300      Oxford Industries Inc                                1,017,450
   16,000      Pittston Brinks Group                                  618,000
   18,700      Russ Berrie and Co                                     521,263
   13,500      Samsonite Corp *                                       445,500
   12,800      Scotts Company, Class A *                              435,200
   31,800      Technology Data Corp *                               1,478,700
   50,200      Timberland Co *                                      3,639,499
   13,000      Unifi Inc                                              477,750
   46,100      US Industries Inc                                    1,285,038
   18,400      VWR Scientific Products Corp *                         634,800
                                                                --------------
                                                                   20,587,467
                                                                --------------

               Electronic Equipment -- 7.1%
   17,600      American Power Conversion Corp *                       510,400
   15,600      Amphenol Corp, Class A *                               975,975
   22,500      Burr-Brown Corp                                        925,313
   23,200      Cable Design Technologies                              674,250
   40,500      Cellstar Corp                                        1,308,656
   73,100      CTS Corp                                             2,352,905
   39,600      Dallas Semiconductor Corp                            1,880,999
   36,500      Digital Microwave Corp                                 670,688
   18,400      DSP Communications Inc *                               325,450
   21,000      Electro Scientific Industries *                        798,000
   11,400      Highwaymaster Communications *                          77,663
    8,700      Hutchinson Technology Inc *                            201,188

              See accompanying notes to the financial statements.              3

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                    Value ($)
--------------------------------------------------------------------------------

               Electronic Equipment -- continued
   18,600      Integrated Circuit Systems Inc *                     651,000
   51,000      Integrated Process Equipment *                       943,500
   22,800      Inter-Tel Inc                                        504,450
   35,500      Jabil Circuit Inc                                  1,868,188
   16,900      Lattice Semiconductor Corp *                         905,206
   21,600      Level One Communications Inc                         970,650
   40,400      Magnetek Inc *                                       717,100
    5,600      Microchip Technology Inc *                           135,450
  164,800      Oak Technology Inc *                               1,153,600
   11,900      P-Com Inc                                            240,975
   29,500      Pacific Scientific Co                                886,844
   21,700      PMC-Sierra Inc *                                     781,200
   12,200      Sanmina Corp *                                       972,188
   32,000      Silicon Valley Group Inc *                           872,000
   12,300      Siliconix Inc *                                      518,138
    6,900      Technitrol Inc                                       252,281
   63,000      Tekelec                                            2,575,124
   40,700      Trimble Navigation Limited *                         814,000
   27,400      Unitrode Corp                                        515,463
   51,800      VLSI Technology *                                  1,000,388
   12,500      Xylan Corp *                                         301,563
                                                              --------------
                                                                 28,280,795
                                                              --------------

               Food and Beverage -- 5.0%
   31,900      Canadnaigua Wine Co, Class B *                     1,786,400
   41,400      Coors (Adolph) Co                                  1,293,750
   80,700      Darden Restaurants Inc                             1,089,450
   47,600      Dean Foods Co                                      2,617,999
   20,400      Dekalb Genetics Corp                               1,370,625
   15,200      Dimon Inc                                            266,000
   38,700      Interstate Bakeries Corp                           1,296,450
   66,500      Michael Foods Inc                                  1,687,438
   19,100      Pilgrims Pride Corp                                  205,325
    2,500      Quality Food Centers Inc *                           209,063
   29,500      Ralcorp Holdings Inc *                               499,656
    1,000      Seaboard Corp                                        412,000
    6,100      Showbiz Pizza Time *                                 176,900
   37,300      Smithfield Foods Inc                               1,179,613

4             See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Food and Beverage -- continued
   35,900      Tootsie Roll Industries Inc                          2,679,037
   25,300      Triarc Companies *                                     635,663
   53,900      Universal Corp                                       2,560,249
                                                                --------------
                                                                   19,965,618
                                                                --------------

               Health Care -- 4.0%
   21,200      BioMet Inc                                             632,025
   20,600      Concentra Managed Care Inc *                           706,838
   19,100      Cooper (The) Companies Inc *                           892,925
   71,000      Coventry Corp *                                      1,149,313
   35,100      Medimmune Inc *                                      1,820,813
   50,100      Novacare Corp *                                        701,400
   15,600      Orthodontic Centers of America *                       301,275
   27,500      Paragon Health Network Inc                             512,188
    8,300      Pediatrix Medical Group Inc *                          342,375
   34,900      Physician Sales & Service Inc *                        728,538
   62,400      Safeskin Corp *                                      3,829,799
    6,200      Sofamor Denek Group Inc *                              466,550
   73,725      Total Renal Care Holdings                            2,373,022
  116,500      Vivus Inc                                            1,354,313
                                                                --------------
                                                                   15,811,374
                                                                --------------

               Insurance -- 5.0%
   45,000      American Annuity Group Inc                           1,001,250
   11,600      CMAC Investment Corp                                   777,200
   11,500      Commerce Group Inc                                     399,625
   62,500      Crawford and Co                                      1,187,500
   13,800      Enhance Financial Services Group Inc                   856,463
   93,100      Everest Re Holdings Inc                              3,433,062
   18,200      Fidelity National Financial Inc                        532,350
   16,600      First American Financial Corp                          989,775
   43,100      Fremont General Corp                                 2,529,430
   34,618      Frontier Insurance Group Inc                           815,687
   19,900      John Alden Financial Corp                              446,506
   61,900      Mercury General Corp                                 3,512,824
   35,200      Presidential Life Corp                                 765,600
    1,600      Reliance Group Holdings Inc                             27,200
   48,400      Twentieth Century Industries                         1,294,700
   17,500      UICI *                                                 562,188

              See accompanying notes to the financial statements.              5

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Insurance -- continued
   11,300      United Wisconsin Services                              350,300
   11,600      Vesta Insurance Group                                  664,825
                                                                --------------
                                                                   20,146,485
                                                                --------------

               Machinery -- 4.2%
  118,600      Aviall Inc *                                         1,704,875
   24,000      Camco International Inc                              1,404,000
   17,000      Cooper Cameron Corp                                    911,625
   11,800      Donaldson Co Inc                                       280,988
   10,200      ETEC Systems Inc *                                     534,863
   62,700      Federal Mogul Corp                                   3,076,218
   12,500      Gleason Corp                                           417,188
   11,850      Graco Inc                                              349,575
   49,300      Helix Technology Corp                                1,121,575
   18,200      Kaydon Corp                                            676,813
   31,700      Kulicke & Soffa Industries *                           879,675
   30,000      Novellus System Inc                                  1,438,125
    8,750      Paxar Corp                                             122,500
   10,300      Smith International Inc *                              548,475
   20,700      Tennant Co                                             752,963
   32,000      Terex Corp *                                           764,000
   75,400      Varco International Inc                              1,875,574
                                                                --------------
                                                                   16,859,032
                                                                --------------

               Manufacturing -- 4.0%
   18,100      ACX Technologies Inc *                                 432,138
   22,700      Aeroquip-Vickers Inc                                 1,318,019
   34,400      Applied Power Inc, Class A                           1,238,400
   16,500      Barnes Group Inc                                       486,750
   19,200      Blyth Industries Inc                                   577,200
   17,600      Crane Co                                               862,400
    8,500      CSS Industries Inc *                                   299,625
   21,100      Gentex Corp *                                          680,475
   17,100      Griffon Corp *                                         281,081
   37,300      Handy & Harman                                       1,359,119
   27,000      Lafarge Corp                                           906,188
   36,425      Manitowoc Co Inc                                     1,436,511
   17,600      Mine Safety Appliances                               1,091,200
   37,800      Nortek Inc *                                         1,176,525


6             See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                    Value ($)
--------------------------------------------------------------------------------

               Manufacturing -- continued
   18,500      Robbins & Myers Inc                                  733,063
   12,200      Tredegar Industries                                  854,000
   33,000      Trinity Industries Inc                             1,658,250
   20,000      Wyman-Gordon Co. *                                   400,000
                                                              --------------
                                                                 15,790,944
                                                              --------------

               Metals and Mining -- 1.4%
   15,750      Amcol International Corp                             224,438
    9,600      Nacco Inds Inc, Class A                            1,248,600
  395,500      Sunshine Mining & Refining Co *                      519,094
   29,300      Timken Co                                            944,925
    7,200      Wesco Financial Corp                               2,620,799
                                                              --------------
                                                                  5,557,856
                                                              --------------

               Oil and Gas -- 3.0%
    9,300      Atwood Oceanics Inc                                  456,863
   33,800      BJ Services Co                                     1,161,875
    6,700      Cabot Oil & Gas Corp, Class A                        140,700
   62,400      Global Industries Limited                          1,076,400
   45,600      Helmerich & Payne Inc                              1,319,550
    8,100      Louis Dreyfus Natural Gas *                          146,306
   49,100      Marine Drilling Co Inc *                             880,731
   29,900      Nabors Industries Inc *                              683,963
   11,500      Ocean Energy Inc *                                   537,625
  101,800      Parker Drilling Co *                               1,119,800
   57,000      Pooled Funds Energy Services Co *                  1,346,625
   32,800      RPC Inc                                              371,050
   22,500      Surety Corp *                                        354,375
   35,300      Tuboscope Vetco International Corp *                 690,556
   13,900      Unit Corp *                                          110,331
   41,700      Weatherford Enterra Inc *                          1,443,863
                                                              --------------
                                                                 11,840,613
                                                              --------------

               Paper and Allied Products -- 1.0%
   35,300      Bowater Inc                                        1,747,350
   64,600      Jefferson Smurfit Corp *                             964,963
   10,000      TJ International Inc                                 300,000
    9,800      United Stationers Inc *                              586,775
   31,200      US Office Products Co                                577,200
                                                              --------------
                                                                  4,176,288
                                                              --------------

              See accompanying notes to the financial statements.              7

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Pharmaceuticals -- 3.0%
   38,500      Agouron Pharmaceuticals Inc                          1,419,688
   37,400      Alpharma Inc                                           864,875
    5,900      Amerisource Health Corp *                              345,150
   22,200      Bergen Brunswig Corp, Class A                          999,000
   20,000      Biomatrix Inc *                                        652,500
    9,700      Dura Pharmaceuticals Inc *                             243,713
   93,100      Gensia Sicor Inc *                                     526,592
   28,400      ICN Pharmaceuticals Inc                              1,640,100
   16,100      IDEC Pharmaceuticals Corp *                            730,538
   11,300      Immnunex Corp *                                        668,113
   15,900      NBTY Inc *                                             740,344
   17,000      Protein Design Labs Inc *                              731,000
    8,700      Quintiles Transnational Corp                           425,213
   38,000      Rexall Sundown Inc                                   1,406,000
   15,000      Watson Pharmaceutical Inc                              538,125
                                                                --------------
                                                                   11,930,951
                                                                --------------

               Primary Materials -- 2.5%
   12,800      Carlisle Cos Inc                                       620,000
   25,300      Centec Construction Products                           803,275
   18,250      Elcor Corp                                             489,328
   41,200      EVI Inc                                              2,021,374
   11,300      Kuhlman Corp                                           498,613
    5,800      Lone Star Industries                                   349,450
   28,900      Martin Marietta Materials Inc                        1,100,006
   14,200      Premark International Inc                              441,975
   24,300      Southdown Inc                                        1,555,200
   40,200      USG Corp *                                           2,195,924
                                                                --------------
                                                                   10,075,145
                                                                --------------

               Primary Processing -- 1.6%
  122,300      Armco Inc *                                            649,719
  142,500      Bethlehem Steel Corp *                               1,514,063
   38,800      Inland Steel Industries Inc                            800,250
   34,300      Lone Star Technologies Inc *                         1,063,300
   82,900      National Steel Corp, Class B                         1,284,950

8             See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Primary Processing -- continued
   22,300      Oregon Steel Mills Inc                                 448,788
   14,200      Precision Castparts Corp                               787,213
                                                                --------------
                                                                    6,548,283
                                                                --------------

               Printing and Publishing -- 1.7%
   29,300      Central Newspapers, Class A                          2,093,118
   33,300      Hollinger International Inc                            534,881
    5,700      John Wiley and Sons, Class A                           282,506
   23,675      McClatchy Newspapers Inc                               649,583
    2,800      Pulitzer Publishing Co                                 235,200
   81,100      Valassis Communications Inc *                        3,091,937
                                                                --------------
                                                                    6,887,225
                                                                --------------

               Real Estate -- 0.8%
   59,900      CN Fairfield Communities Inc                         1,340,263
   65,800      PEC Isreal Economic Corp *                           1,328,338
   25,100      Penn Virginia Corp                                     704,369
                                                                --------------
                                                                    3,372,970
                                                                --------------

               Refining -- 0.8%
   30,700      Lyondell Petro Chemical Co                             836,575
   20,100      Sun Co Inc                                             802,744
   43,600      Valero Energy Corp                                   1,547,800
                                                                --------------
                                                                    3,187,119
                                                                --------------

               Retail Trade -- 10.9%
   21,700      American Eagle Outfitters                              642,863
    7,500      AnnTaylor Stores Corp *                                106,406
   33,400      Arbor Drugs Inc                                        784,900
   33,100      Barnes & Noble Inc                                   1,162,638
   65,300      Best Buy Co Inc *                                    3,893,512
   51,600      Borders Group Inc                                    1,718,925
   23,100      Buckle Inc                                             949,988
   84,880      Burlington Coat Factory Warehouse                    1,289,115
   39,400      Cash American Investments Inc                          472,800
   19,800      Cato Corp, Class A                                     262,350
   66,050      CKE Restaurants Inc                                  2,802,996
   24,850      Dollar Tree Stores Inc                               1,077,869
  152,400      Dress Barn Inc *                                     4,448,174
   64,500      Ethan Allen Interiors Inc                            3,595,874

              See accompanying notes to the financial statements.              9

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Retail Trade -- continued
   81,550      Family Dollar Stores Inc                             2,905,218
   35,000      Fingerhut Cos Inc                                      868,438
   53,000      Foodmaker Inc *                                        963,938
   20,790      Fred Meyer Inc                                         923,856
   38,100      General Nutrition Cos Inc *                          1,514,475
   11,660      Genovese Drug Stores Inc, Class A                      210,609
   45,100      Goodys Family Clothing Inc *                         1,691,250
   88,600      Hanover Direct Inc                                     310,100
   25,200      Michaels Stores Inc *                                  856,800
   24,500      Micro Warehouse Inc *                                  336,875
   84,200      Microage Inc *                                       1,084,075
   74,200      Pier 1 Imports Inc                                   1,984,849
   25,500      Proffitts Inc                                          863,813
   19,300      Ross Stores Inc                                        759,938
   21,800      Shopko Stores Inc *                                    573,613
   12,300      Stein Mart Inc *                                       397,444
   33,800      Stride Rite Corp                                       414,050
   24,300      Transportation World Entertainment Corp                669,769
  126,200      Valhi Inc                                            1,214,675
   16,900      Whole Foods Market Inc *                             1,034,069
   12,600      Williams-Sonoma Inc *                                  648,900
                                                                --------------
                                                                   43,435,164
                                                                --------------

               Services -- 5.1%
   30,900      Accustaff Inc *                                        872,925
   18,900      Advo Inc *                                             461,869
   20,300      AMC Entertainment Inc *                                522,725
   27,200      Anchor Gaming *                                      1,849,600
   13,200      Apollo Group Inc *                                     559,350
  120,100      Aura Systems Inc *                                     375,313
   62,700      Avid Technology Inc *                                2,167,068
    4,900      Bowne and Co Inc                                       207,638
   25,350      Central Parking Corp                                 1,102,725
   28,500      COR Therapeutics Inc *                                 359,813
   41,500      Corestaff Inc *                                      1,294,281
   49,900      Icos Corp *                                            701,719
  125,600      McGrath Rentcorp                                     2,747,499
   16,600      Meredith Corp                                          712,763

10            See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Services -- continued
   89,200      Metromedia International Group Inc *                 1,014,650
   10,200      Norrell Corp                                           238,425
   12,600      Oakwood Homes Corp                                     499,275
   19,000      Promus Hotel Corp                                      916,750
   21,700      Renters Choice Inc *                                   542,500
   13,100      Sonic Corp *                                           383,175
    6,000      SPS Transaction Services Corp *                        175,125
    3,800      Stone & Webster Inc                                    156,988
   14,400      United Video Satellite Group Inc *                     532,800
   31,550      Volt Information Sciences Inc                        1,658,347
    6,300      XTRA Corp                                              387,450
                                                                --------------
                                                                   20,440,773
                                                                --------------

               Technology -- 8.0%
    4,900      ABR Information Services Inc *                         139,038
    5,200      Affiliated Computer Services *                         167,375
   30,100      Autodesk Inc                                         1,425,988
   27,100      Avanti Corporation *                                   379,400
   31,800      Cerner Corp *                                          655,875
   31,300      Checkfree Holdings Corp *                              672,950
   77,150      Citrix Systems Inc                                   3,245,121
   17,200      CMG Information Services Inc                           823,450
   50,100      Cognex Corp *                                        1,205,531
   12,400      Cohu Inc                                               573,500
   14,900      Computer Horizons Corp                                 777,594
   26,900      Credence Systems Corp *                                897,788
   16,100      CSG Systems International Inc *                        623,875
   64,100      Data General Corp *                                  1,322,063
   25,800      Digi International Inc *                               625,650
   17,200      FileNet Corp *                                         574,050
   11,900      HNC Software Inc *                                     423,938
   42,000      Hyperion Software Corp *                             1,727,250
   40,600      Information Resources Inc *                            568,400
   55,400      Input/Output Inc *                                   1,194,563
   27,300      Intersolv Inc *                                        424,856
   53,800      Keane Inc                                            2,501,699
      400      KLA Instruments Corp *                                  18,462
   28,050      National Instruments Corp                              845,006

              See accompanying notes to the financial statements.             11

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


   Shares      Description                                      Value ($)
--------------------------------------------------------------------------------

               Technology -- continued
   10,600      Network Appliance Inc                                  312,700
   85,200      Platinum Technology Inc *                            2,161,949
   40,400      Psinet Inc *                                           311,835
   21,700      Remedy Corp *                                          416,369
   54,800      Symantec *                                           1,380,275
   41,300      Systems & Computer Technology Corp *                 1,806,875
   16,900      Transaction Systems Archit, Class A *                  735,150
   12,400      Uniphase Corp                                          496,775
   16,500      Vantive Corp *                                         451,688
   18,800      Viasoft Inc *                                          507,600
   37,800      Visio Corp                                           1,360,800
                                                                --------------
                                                                   31,755,438
                                                                --------------

               Telecommunications -- 3.2%
   24,700      Adelphia Communications Corp, Class A *                636,025
   25,600      Adtran Inc *                                           764,800
   15,500      Aliant Communications Inc                              406,875
   23,800      Cablevision Systems Corp *                           2,326,449
   24,200      Cellular Commerce International Inc *                1,155,550
   15,600      Centennial Cellular Corp, Class A *                    290,550
   10,500      Jacor Communications Inc *                             607,688
   18,300      LCI International Inc *                                603,900
   11,800      Mastec Inc                                             330,400
  102,100      Mobile Telecommunications Technologies Corp *        2,297,249
   83,100      Paging Network Inc *                                 1,204,950
   31,000      Premiere Technologies Inc *                            972,625
   19,900      Sinclair Broadcast Group, Class A                    1,125,594
    5,500      TCI Music Inc, Class A *                                42,625
                                                                --------------
                                                                   12,765,280
                                                                --------------

               Textiles -- 0.3%
   20,700      Interface Flooring Systems Inc                         791,775
   10,800      Westpoint Stevens Inc *                                576,450
                                                                --------------
                                                                    1,368,225
                                                                --------------

               Transportation -- 5.6%
  110,000      Airborne Freight Corp                                3,980,624
   73,700      CNF Transportation Inc                               2,883,512

12            See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

Par Value ($)/
   Shares       Description                                      Value ($)
--------------------------------------------------------------------------------

                Transportation -- continued
    25,500      Comair Holdings Inc                                    678,938
    29,400      Expeditors International Washington Inc              1,190,700
    33,100      FDX Corp *                                           2,108,055
    21,800      Fleetwood Enterprises Inc                            1,021,875
    54,400      Fritz Companies Inc *                                  754,800
   117,900      Navistar International Corp *                        3,581,212
    37,400      Overseas Shipholding Group Inc                         776,050
    14,300      Skywest Inc                                            557,700
     8,500      Swift Transportation Co *                              277,313
    26,800      US Freightways Corp                                    936,325
    22,000      USAir Group Inc *                                    1,392,875
    30,500      Westinghouse Air Brake Co                              770,125
    73,200      Yellow Corp *                                        1,541,775
                                                                 --------------
                                                                    22,451,879
                                                                 --------------

                Utilities -- 0.6%
     5,200      Calenergy Inc *                                        139,425
    13,400      IPALCO Enterprises Inc                                 572,013
    32,700      Kinder Morgan Energy Partners                        1,193,550
    11,800      UGI Corp                                               337,775
                                                                 --------------
                                                                     2,242,763
                                                                 --------------

                TOTAL COMMON STOCKS (COST $355,817,081)            390,181,610
                                                                 --------------

                SHORT-TERM INVESTMENTS -- 15.4%

                Cash Equivalents -- 12.9%
$17,202,422     BankBoston Eurodollar Time Deposit, 5.7875% due
                3/2/98/(a)/                                         17,202,422
$ 2,438,562     First Union National Bank of North Carolina
                Eurodollar Time Deposit, 5.6250% due 3/2/98/(a)/     2,438,562
 13,777,872     Merrimac Cash Fund Premium Class/(a)/               13,777,872
$18,000,000     Prudential Securities Group Inc, Master Note,
                5.8875% due 3/2/98/(a)/                             18,000,000
                                                                 --------------
                                                                    51,418,856
                                                                 --------------

                U.S. Government -- 0.1%
$  300,000      U.S. Treasury Bill, 5.165%, due 5/28/98/(b)/           296,245
                                                                 --------------

              See accompanying notes to the financial statements.             13

GMO Small Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


Par Value       Description                                      Value ($)
--------------------------------------------------------------------------------

                Repurchase Agreements -- 2.4%
$9,719,100      Salomon Brothers Repurchase Agreement, dated
                2/27/98, due 3/2/98, with a maturity value of
                $9,723,206 and an effective yield of 5.07%,
                collateralized by U.S. Treasury Obligation
                with a rate of 8.125%, with a maturity date of
                8/15/21 and with a market value of $9,913,482.       9,719,100
                                                                 --------------

                TOTAL SHORT-TERM INVESTMENTS
                (COST $61,434,125)                                  61,434,201
                                                                 --------------

                TOTAL INVESTMENTS -- 113.0%
                (COST $417,251,206)                                451,615,811

                Other Assets and Liabilities (net)--(13.0)%        (52,002,818)
                                                                 --------------

                TOTAL NET ASSETS-- 100%                          $ 399,612,993
                                                                 ==============

                Notes to the Schedule of Investments:

              * Non-income producing security.
          /(a)/ Represents investments of security lending collateral (Note 1). /(b)/ Security has been segregated to cover margin requirements on open financial futures contracts.

14            See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $417,251,206) (Note 1)                                        $451,615,811
  Receivable for investments sold                                                             17,522,940
  Dividends and interest receivable                                                              209,455
  Receivable for expenses waived or borne by Manager (Note 2)                                     80,751
                                                                                            ------------

      Total assets                                                                           469,428,957
                                                                                            ------------

Liabilities:
  Payable for investments purchased                                                           18,111,305
  Payable upon return of securities loaned (Note 1)                                           51,418,856
  Payable for Fund shares repurchased                                                             13,819
  Payable to affiliate for (Note 2):
     Management fee                                                                              150,300
     Shareholder service fee                                                                      43,456
  Payable for variation margin on open futures contracts (Notes 1 and 6)                          12,597
  Accrued expenses                                                                                65,631
                                                                                            ------------

      Total liabilities                                                                       69,815,964
                                                                                            ------------

Net assets                                                                                  $399,612,993
                                                                                            ============

Net assets consist of:
  Paid-in capital                                                                           $355,342,044
  Accumulated undistributed net realized gain                                                  9,900,974
  Net unrealized appreciation                                                                 34,369,975
                                                                                            ------------
                                                                                            $399,612,993
                                                                                            ============

Net assets attributable to:
  Class III shares                                                                          $399,612,993
                                                                                            ============

Shares outstanding:
  Class III                                                                                   32,547,633
                                                                                            ============

Net asset value per share:
  Class III                                                                                 $      12.28
                                                                                            ============

              See accompanying notes to the financial statements.             15

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------




Investment Income:
   Dividends                                                        $ 1,661,804
   Interest (including securities lending income of $199,072)         1,255,784
                                                                    -----------

       Total income                                                   2,917,588
                                                                    -----------

Expenses:
   Management fee (Note 2)                                            1,537,995
   Custodian and transfer agent fees                                    129,517
   Registration fees                                                     38,202
   Audit fees                                                            23,457
   Legal fees                                                             6,718
   Trustees fees (Note 2)                                                 2,722
   Miscellaneous                                                            434
   Fees waived or borne by Manager (Note 2)                            (725,457)
                                                                    -----------
                                                                      1,013,588
   Shareholder service fee (Note 2)
       Class III                                                        459,765
                                                                    -----------
       Net expenses                                                   1,473,353
                                                                    -----------

          Net investment income                                       1,444,235
                                                                    -----------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                   37,950,146
       Closed futures contracts                                       1,867,495
                                                                    -----------

          Net realized gain                                          39,817,641
                                                                    -----------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                   37,483,260
       Open futures contracts                                           288,725
                                                                    -----------

          Net unrealized gain                                        37,771,985
                                                                    -----------

       Net realized and unrealized gain                              77,589,626
                                                                    -----------

Net increase in net assets resulting from operations                $79,033,861
                                                                    ===========



16               See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Period from December 31, 1996
                                             Year Ended      (commencement of operations)
                                          February 28, 1998      to February 28, 1997
                                          ----------------- -----------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                      $ 1,444,235           $   173,151
   Net realized gain                           39,817,641                18,414
   Change in net unrealized appreciation
      (depreciation)                           37,771,985            (3,402,010)
                                             ------------          ------------

   Net increase (decrease) in net assets
      resulting from operations                79,033,861            (3,210,445)
                                             ------------          ------------

Distributions to shareholders from:
   Net investment income
       Class III                               (1,617,385)                   --
                                             ------------          ------------
   In excess of net investment income
       Class III                                 (159,172)                   --
                                             ------------          ------------
   Net realized gains
       Class III                              (29,775,910)                   --
                                             ------------          ------------

                                              (31,552,467)                   --
                                             ------------          ------------
   Net share transactions: (Note 5)
       Class III                              192,233,498           163,108,546
                                             ------------          ------------
   Increase in net assets resulting from net
      share transactions                      192,233,498           163,108,546
                                             ------------          ------------

      Total increase in net assets            239,714,892           159,898,101

Net assets:
   Beginning of period                        159,898,101                    --
                                             ------------          ------------

   End of period (including accumulated
      undistributed net investment income
      of $0 and $173,151, respectively)      $399,612,993          $159,898,101
                                             ============          ============

               See accompanying notes to the financial statements.            17

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                Period from December 31, 1996
                                                Year Ended       (commencement of operations)
                                             February 28, 1998       to February 28, 1997
                                             -----------------  -----------------------------
Net asset value, beginning of period              $  9.82                $  10.00
                                                  -------                --------

Income from investment operations:
   Net investment income                             0.05                    0.01
   Net realized and unrealized gain (loss)           3.43                   (0.19)
                                                  -------                --------

      Total from investment operations               3.48                   (0.18)
                                                  -------                --------


Less distributions to shareholders:
   From net investment income                       (0.06)                     --
   In excess of net investment income               (0.01)                     --
   From net realized gains                          (0.95)                     --
                                                  -------                --------

      Total distributions                           (1.02)                     --
                                                  -------                --------
Net asset value, end of period                    $ 12.28                $   9.82
                                                  =======                ========

Total Return (a)                                    36.66%                  (1.80)%

Ratios/Supplemental Data:
   Net assets, end of period (000's)             $399,613                $159,898
   Net expenses to average daily net assets          0.48%                   0.48%*
   Net investment income to average daily net
      assets                                         0.47%                   0.70%*
   Portfolio turnover rate                            132%                     13%
   Average broker commission rate per equity
      share                                       $0.0277                $ 0.0344
   Fees and expenses voluntarily waived or
      borne by the Manager consisted of the
      following per share amounts:                $  0.03                $   0.01

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

*   Annualized.

18             See accompanying notes to the financial statements.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Small Cap Growth Fund (the "Fund"), which commenced operations on December 31, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Futures contracts
     The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $49,651,424, collateralized by cash in the amount of $51,418,856, which was invested in short-term instruments.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of short-term capital gains.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

         Accumulated              Accumulated
      Undistributed Net        Undistributed Net
      Investment Income          Realized Gain            Paid-in Capital
     ---------------------  -------------------------   ---------------------
           $159,171                ($159,171)                   --

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Purchases and redemptions of Fund shares
     The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased," respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $1,015,515 in purchase premiums and $261,172 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $2,722. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $559,715,731 and $386,665,017, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                        Gross Unrealized   Gross Unrealized     Net Unrealized
      Aggregate Cost      Appreciation       Depreciation        Appreciation
     ----------------  ------------------  ----------------- ------------------
      $ 418,193,555      $ 50,407,457       $ 16,985,201        $ 33,422,256


4.   Principal shareholder

     At February 28, 1998, 21.9% of the outstanding shares of the Fund were held by one shareholder.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums and redemption fees received by the Fund, were as follows:

                                                                            Period from
                                                                         December 31, 1996
                                               Year Ended           (commencement of operations)
    Class III:                             February 28, 1998            to February 28, 1997
                                      ----------------------------- -----------------------------
                                         Shares         Amount         Shares         Amount
                                      ------------- --------------- ------------- ---------------
    Shares sold                        17,993,943  $  216,188,799     16,278,745 $  163,108,546
    Shares issued to shareholders
       in reinvestment of distibutions  2,786,345      30,554,838       --             --
    Shares repurchased                 (4,511,400)    (54,510,139)      --             --
                                      ============= =============== ============= ===============
    Net increase                       16,268,888  $  192,233,498     16,278,745 $  163,108,546
                                      ============= =============== ============= ===============

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Long futures contracts


      Number of                                              Net Unrealized
      Contracts       Type    Expiration Date Contract Value  Appreciation
     ----------- ------------ --------------- -------------- --------------
          12     Russell 2000   March 1998    $   2,776,500   $      5,370
                                                             ==============

     At February 28, 1998, the Fund had sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO Small Cap Growth Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 3.99% of distributions as net capital gain dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Small Cap Growth Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO Small Cap Growth Fund returned 36.7% for the fiscal year ended February 28, 1998 as compared to 35.0% for the S&P
     500. The Russell 2000 Growth Index returned 25.9% for the same period. Consistent with the Fund's investment objective and policies, the Fund was primarily invested in common stocks throughout the period.

     In the fiscal year that just ended, small stocks posted strong returns. However, in a continuation of a market trend that has persisted for three years, large capitalization stocks recorded even better gains. In this environment, the performance of the GMO Small Cap Growth Fund was excellent, outperforming not only the Russell 2000 Growth Index, but also the S&P 500.

     Strong performing sectors in the Russell 2000 Growth Index included consumer stocks, which benefited from the strong economy and low unemployment. Utility and financial stocks also performed well in an environment of declining interest rates. On the other hand, technology and health care stocks posted smaller gains. These more speculative issues declined sharply during the fall of 1997 in the wake of events in the Far East. In a "flight to quality," investors adjusted their portfolios to increase their holdings of the stocks of larger companies with more stable earnings.

     The primary reason for good performance in the Fund during the fiscal year was strong stock selection. The GMO Small Cap Growth Fund selects stocks based on three strategies: the trend in consensus analyst estimates, price momentum and earnings surprises. Using these strategies, we favor the stocks of companies that have had upward revisions in earnings expectations, strong price momentum, and positive earnings surprises. These strategies allowed us to realize superior returns from our holdings in technology, consumer and retail stocks.

     Our sector emphasis also benefited performance, albeit to a lesser extent. Our underweight of health care issues contributed positively to returns, as these issues underperformed the rest of the index. These gains were partially offset by our overweight of technology stocks.

Outlook

     Since 1983, small capitalization stocks have lagged their larger counterparts. At the current time, they look increasingly attractive relative to large capitalization stocks on a number of measures -- price-to-book, price-to-cash flow, price-to-sales and price-to-fair value. Although not as cheap as they were in the mid-1970's (prior to their legendary rise through 1983), today small-cap stocks are at their cheapest relative price since the late 1970's when institutions began to treat small-cap stocks as a separate asset class. We believe that this bodes well for the relative returns of small cap stocks over the next few years.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

--------------------------------------------------------------------------------
           Comparison of Change in Value of a $10,000 Investment in
       GMO Small Cap Growth Fund Class III Shares and the S&P 500 Index
                            As of February 28, 1998

      ---------------------------------
         Average Annual Total Return
      ---------------------------------
                              Since
       1 Year     5 Year     Inception
      ---------------------------------
Class                       12/31/96
 III    35.3%      n/a        27.8%
      ---------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date            GMO Small Cap Growth Fund        S&P 500 Index
--------          -------------------------        -------------

12/31/96                   $9,950                     $10,000
 2/28/97                   $9,811                     $10,764
 2/28/98                  $13,286                     $14,455


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

GMO REIT Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO REIT Fund (A Series of GMO Trust)



      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO REIT Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 13, 1998

GMO REIT Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


 Shares     Description                                             Value ($)
--------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS -- 93.8%

            Apartments -- 12.4%
   10,800   Ambassador Apartments Inc                                   218,700
   14,500   AMLI Residential Properties Trust                           326,250
  140,600   Apartment Investment & Management Co, Class A             5,123,113
  116,300   Avalon Properties Inc                                     3,343,625
  113,000   Bay Apartment Communities Inc                             4,272,813
   71,900   Berkshire Realty Co                                         826,850
  104,700   BRE Properties Inc                                        2,839,988
   64,204   Camden Property Trust                                     1,857,903
   72,900   Cornerstone Realty Income Trust                             924,919
  172,925   Equity Residential Properties Trust                       8,289,567
   40,500   Gables Residential Trust                                  1,070,719
   75,400   Home Properties of NY Inc                                 2,007,525
   35,900   Irvine Apartment Communities                              1,094,950
   78,400   Merry Land & Investment Co                                1,817,900
   39,100   Mid America Apartment Community                           1,107,019
   76,100   Security Capital Atlantic                                 1,598,100
   43,038   Security Capital Group Inc, Class B Warrants 9/18/98        158,703
  171,128   Security Capital Pacific Trust                            3,925,249
   50,000   Smith (Charles E) Residential                             1,650,000
  202,238   United Dominion Realty Trust                              2,831,332
   49,600   Walden Residential Properties Inc                         1,227,600
                                                                  --------------
                                                                     46,512,825
                                                                  --------------

            Diversified -- 9.2%
  846,100   Catellus Development Corp *                              15,335,562
   27,900   Colonial Properties Trust                                   847,463
   87,500   Cousins Properties Inc                                    2,559,375
  460,000   First Union Real Estate                                   5,433,750
   83,500   Glenborough Realty Trust Inc                              2,379,750
   37,700   MGI Properties Inc                                          902,444
   55,300   Pacific Gulf Properties Inc                               1,282,269
  174,400   The Rouse Company                                         5,798,800
                                                                  --------------
                                                                     34,539,413
                                                                  --------------

            Enclosed Malls -- 6.3%
  120,900   Crown American Realty Trust                               1,118,325
  119,000   General Growth Properties                                 4,343,500
      200   JP Realty Inc                                                 5,025
   60,300   Macerich Co                                               1,703,475
   46,400   Mills Corp                                                1,238,300

              See accompanying notes to the financial statements.             1

GMO REIT Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


  Shares      Description                                            Value($)
-------------------------------------------------------------------------------

              Enclosed Malls -- continued
   404,200    Simon Debartolo Group Inc                              12,479,674
    66,500    Taubman Centers Inc                                       868,656
    51,600    Urban Shopping Centers Inc                              1,722,150
                                                                  --------------
                                                                     23,479,105
                                                                  --------------
              Factory Outlet -- 0.4%
    22,400    Chelsea GCA Realty Inc                                    837,200
    46,900    Prime Retail Inc                                          682,981
                                                                  --------------
                                                                      1,520,181
                                                                  --------------
              Hotel/Motel -- 11.4%
    85,000    American General Hospitality                            2,295,000
    35,400    Boykin Lodging Co                                         878,363
    25,000    Capstar Hotel Co *                                        843,750
   116,700    Equity Inns Inc                                         1,852,613
   110,600    Felcor Suite Hotels Inc                                 3,967,775
   114,600    Franchise Finance Corp of America                       3,065,550
    33,626    Homestead Village                                         477,069
    80,000    Hospitalities Properties Trust                          2,800,000
    25,000    Host Marriott Corp *                                      495,313
   141,700    Innkeepers USA Trust                                    2,098,931
    10,500    Jameson Inns Inc                                          122,063
   206,574    Patriot America Hospitality Inc                         5,164,350
    56,100    RFS Hotel Investors Inc                                 1,016,813
   253,800    Starwood Lodging Trust                                 14,355,562
   195,500    Sunstone Hotel Investors Inc                            3,128,000
    15,200    Winston Hotels Inc                                        200,450
                                                                  --------------
                                                                     42,761,602
                                                                  --------------
              Industrial -- 11.5%
    25,000    AMB Property Corp                                         587,500
    65,400    Bedford Property Investors                              1,283,475
    52,100    Centerpoint Properties Corp                             1,768,144
   329,000    Duke Realty Investments                                 7,546,437
   122,350    Eastgroup Properties Inc                                2,477,588
   143,600    First Industrial Reality Trust                          5,187,550
   181,300    Liberty Property Trust                                  4,815,781
   101,900    Meridian Industrial Trust Inc                           2,528,394
   324,290    Security Capital Industrial Trust                       7,864,032
   155,600    Spieker Properties Inc                                  6,175,374
    34,300    Trinet Corporate Realty Trust                           1,329,125
    40,600    Weeks Corp                                              1,339,800
                                                                  --------------
                                                                     42,903,200
                                                                  --------------

2             See accompanying notes to the financial statements.

GMO REIT Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares      Description                                           Value($)
--------------------------------------------------------------------------------

               Manufactured Housing -- 1.3%
     52,500    Chateau Communities Inc                                1,575,000
     67,800    Manufactured Home Communities                          1,745,850
     45,800    Sun Communities Inc                                    1,597,275
                                                                  --------------
                                                                      4,918,125
                                                                  --------------

               Office -- 26.4%
     12,100    Alexandria Real Estate Equities Inc                      412,913
    101,600    Arden Realty Group Inc                                 2,901,950
    267,100    Boston Properties Inc                                  9,081,399
    215,000    Brandywine Realty Trust                                5,079,375
    127,800    Carramercia Realty Corp                                3,802,050
    195,100    Cornerstone Properties Inc                             3,487,413
    556,300    Crescent Real Estate Equities                         18,948,968
    527,600    Equity Office Properties                              15,564,199
     43,000    Great Lakes Reit Inc                                     814,313
    183,500    Highwood Properties Inc                                6,388,093
    106,400    Kilroy Realty Corp                                     2,799,650
     67,700    Koger Equity Inc                                       1,506,325
    221,100    Mack-Cali Realty Corp                                  8,346,524
    138,700    Parkway Properties Inc                                 4,525,088
    107,300    Prentiss Properties Trust                              2,863,569
    124,900    Reckson Associates Realty                              3,145,919
    100,000    SL Green Realty Corp                                   2,656,250
    269,800    Trizec Hahn Corporation                                6,626,962
                                                                  --------------
                                                                     98,950,960
                                                                  --------------

               Recreation -- 0.0%
      4,100    National Golf Properties Inc                             125,050
                                                                  --------------

               Regional Malls -- 1.5%
     92,500    Cadillac Fairview Corp *                               2,000,313
    202,800    Westfield America Inc                                  3,625,050
                                                                  --------------
                                                                      5,625,363
                                                                  --------------

               Self Storage -- 2.2%
    219,900    Public Storage Inc                                     6,775,668
      7,200    Shurgard Storage Centers                                 200,700
        400    Storage Trust Realty                                      10,000
     28,700    Storage USA Inc                                        1,146,206
                                                                  --------------
                                                                      8,132,574
                                                                  --------------

              See accompanying notes to the financial statements.             3

GMO REIT Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Shares      Description                                         Value($)
-------------------------------------------------------------------------------

               Shopping Centers -- 0.3%
     36,600    Mid Atlantic Realty Trust                               491,813
     30,000    Pan Pacific Retail Properties Inc                       667,500
                                                                 --------------
                                                                     1,159,313
                                                                 --------------

               Shopping/Power Center -- 10.7%
     10,300    Alexander Haagen Properties                             177,031
     62,900    Bradley Real Estate Inc                               1,348,419
     40,600    Burnham Pacific Properties Inc                          603,925
     59,600    Commercial Net Lease Realty                           1,039,275
     55,900    Developers Diversified Realty Corp                    2,281,419
     49,000    Essex Property Trust Inc                              1,586,375
     70,400    Excel Realty Trust Inc                                2,261,600
     42,200    Federal Realty Investment Trust                       1,044,450
     10,900    First Washington Realty Trust                           283,400
     48,600    Glimcher Realty Trust                                 1,093,500
     61,900    IRT Property Co                                         719,588
     62,100    JDN Realty Corp                                       2,064,825
     52,500    Kimco Realty Corp                                     1,844,063
      6,300    Kranzco Realty Trust                                    116,944
     60,600    New Plan Realty Trust                                 1,511,213
     24,100    Price Reit Inc                                        1,073,956
     54,900    Realty Income Corp                                    1,417,106
     76,800    Regency Realty Corp                                   2,011,200
        500    Saul Centers Inc                                          8,781
    352,516    Vornado Realty Trust                                 14,959,898
     55,200    Weingarten Realty                                     2,463,300
     16,000    Western Investment Real Estate Trust                    233,000
                                                                 --------------
                                                                    40,143,268
                                                                 --------------

               Triple Net -- 0.2%
     57,900    Lexington Corporate                                     846,788
                                                                 --------------

               TOTAL REAL ESTATE INVESTMENT TRUSTS (COST
               $333,188,075)                                       351,617,767
                                                                 --------------

4             See accompanying notes to the financial statements.

GMO REIT Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

    Par Value      Description                                                     Value ($)
----------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS -- 7.5%

                   Cash Equivalents -- 1.8%
    $  622,200     BankBoston Eurodollar Time Deposit, 5.7875% due
                   3/2/98/(a)/                                                         622,200
    $6,000,000     Prudential Securities Group Inc, Master Note, 5.8875% due
                   3/2/98/(a)/                                                       6,000,000
                                                                                --------------
                                                                                     6,622,200
                                                                                --------------

                   U.S. Government -- 0.2%
    $  600,000     U.S. Treasury Bill, 5.165%, due 5/28/98/(b)/                        592,489
                                                                                --------------

                   Repurchase Agreements -- 5.5%
    $18,869,438    Salomon Smith Barney Inc. Repurchase Agreement, dated
                   2/27/98, due 3/2/98, with a maturity value of $18,877,410
                   and an effective yield of 5.07%, collateralized by a U.S.
                   Treasury Obligation with a rate of 8.125%, with a
                   maturity date of 8/15/21 and with a market value of
                   $19,246,827.                                                     18,869,438
    $1,869,282     Prudential Securities Inc. Repurchase Agreement, dated
                   2/27/98, due 3/2/98, with a maturity value of $1,870,072
                   and an effective yield 5.07%, collateralized by a U.S.
                   Government Agency Obligation with a rate of 8.5%, with a
                   maturity date of 10/1/26 and with a market value of
                   $1,906,676.                                                       1,869,282
                                                                                --------------
                                                                                    20,738,720
                                                                                --------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (COST  $27,953,259)                                              27,953,409
                                                                                --------------
                   TOTAL INVESTMENTS -- 101.3%
                   (COST $361,141,334)                                             379,571,176

                   Other Assets and Liabilities (net) -- (1.3)%                     (4,797,023)
                                                                                --------------

                   TOTAL NET ASSETS -- 100%                                      $ 374,774,153
                                                                                ==============

                   Notes to the Schedule of Investments:
                *  Non-income producing security.
              /(a)/Represents investments of security lending collateral
                   (Note 1).
              /(b)/Security has been segregated to cover margin requirements on open financial futures contracts.


              See accompanying notes to the financial statements.             5

GMO REIT Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
-------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $361,141,334) (Note 1)                              $379,571,176
   Receivable for investments sold                                                   13,159,243
   Dividends and interest receivable                                                    471,096
   Receivable for expenses waived or borne by Manager (Note 2)                          101,808
   Receivable for Fund shares sold                                                        7,313
                                                                                   ------------

       Total assets                                                                 393,310,636
                                                                                   ------------

Liabilities:
   Payable for investments purchased                                                 10,123,892
   Payable upon return of securities loaned (Note 1)                                  6,622,200
   Payable for Fund shares repurchased                                                1,462,614
   Payable to affiliate for (Note 2):
       Management fee                                                                   221,737
       Shareholder service fee                                                           42,758
   Payable for variation margin on open futures contracts (Notes 1 and 6)                13,614
   Accrued expenses                                                                      49,668
                                                                                   ------------

       Total liabilities                                                             18,536,483
                                                                                   ------------

Net assets                                                                         $374,774,153
                                                                                   ============

Net assets consist of:
   Paid-in capital                                                                 $341,541,377
   Accumulated undistributed net realized gain                                       14,480,459
   Net unrealized appreciation                                                       18,752,317
                                                                                   ============
                                                                                   $374,774,153
                                                                                   ============

Net assets attributable to:
   Class III shares                                                                $374,774,153
                                                                                   ============

Shares outstanding:
   Class III                                                                         29,015,600
                                                                                   ============

Net asset value per share:
   Class III                                                                       $      12.92
                                                                                   ============


6              See accompanying notes to the financial statements.

GMO REIT Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
-------------------------------------------------------------------------------


Investment Income:
   Dividends (net of withholding taxes of $8,996)                  $16,593,373
   Interest (including securities lending income of $320,286)        1,054,521
                                                                   -----------

       Total income                                                 17,647,894
                                                                   -----------

Expenses:
   Management fee (Note 2)                                           2,765,300
   Custodian and transfer agent fees                                    90,424
   Registration fees                                                    40,681
   Audit fees                                                           37,906
   Legal fees                                                            9,340
   Trustees fees (Note 2)                                                3,363
   Miscellaneous                                                         2,290
   Fees waived or borne by Manager (Note 2)                           (961,297)
                                                                   -----------
                                                                     1,988,007
   Shareholder service fee (Note 2)
       Class I                                                             219
       Class II                                                          1,386
       Class III                                                       550,421
                                                                   -----------
       Net expenses                                                  2,540,033
                                                                   -----------

          Net investment income                                     15,107,861
                                                                   -----------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                  34,322,635
       Closed futures contracts                                      1,445,024
                                                                   -----------

          Net realized gain                                         35,767,659
                                                                   -----------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                  (3,597,519)
       Open futures contracts                                           16,547
                                                                   -----------

          Net unrealized loss                                       (3,580,972)
                                                                   -----------

       Net realized and unrealized gain                             32,186,687
                                                                   -----------

Net increase in net assets resulting from operations               $47,294,548
                                                                   ===========



              See accompanying notes to the financial statements.              7

GMO REIT Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                   Period from May 31, 1996
                                               Year Ended              (commencement of
                                              February 28,                operations)
                                                  1998               to February 28, 1997
                                             ---------------      ------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                       $15,107,861                $ 4,196,242
   Net realized gain                            35,767,659                  4,239,035
   Change in net unrealized
      appreciation (depreciation)               (3,580,972)                22,333,289
                                              ------------               ------------

   Net increase in net assets resulting
      from operations                           47,294,548                 30,768,566
                                              ------------               ------------

Distributions to shareholders from:
   Net investment income
       Class I                                      (4,860)                        --
       Class II                                     (8,347)                        --
       Class III                               (15,852,407)                (2,888,627)
                                              ------------               ------------
       Total distributions from net
       investment income                       (15,865,614)                (2,888,627)
                                              ------------               ------------
   In excess of net investment income
       Class I                                        (223)                        --
       Class II                                       (382)                        --
       Class III                                  (726,208)                        --
                                              ------------               ------------
       Total distributions in excess of
       net investment income                      (726,813)                        --
                                              ------------               ------------
   Net realized gains
       Class I                                      (7,273)                        --
       Class II                                    (26,734)                        --
       Class III                               (24,529,349)                  (784,771)
                                              ------------               ------------
       Total distributions from net
       realized gains                          (24,563,356)                  (784,771)
                                              ------------               ------------

                                               (41,155,783)                (3,673,398)
                                              ------------               ------------
   Net share transactions: (Note 5)
       Class I                                     (42,863)                    41,658
       Class II                                   (218,750)                        --
       Class III                               107,926,697                233,833,478
                                              ------------               ------------
   Increase in net assets resulting
      from net share transactions              107,665,084                233,875,136
                                              ------------               ------------

      Total increase in net assets             113,803,849                260,970,304

Net assets:
   Beginning of period                         260,970,304                         --
                                              ------------               ------------

   End of period (including accumulated
      undistributed net investment
      income of $0 and $1,209,863,
      respectively)                           $374,774,153               $260,970,304
                                              ============               ============

8             See accompanying notes to the financial statements.

GMO REIT Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                                              Period from
                                                     Period from           December 31, 1996
                                                   March 1, 1997      (commencement of operations)
                                                 to January 9, 1998      to February 28, 1997
                                                ---------------------------------------------------
Net asset value, beginning of period                    $12.62                   $ 12.58
                                                        ------                   -------


Income from investment operations:
   Net investment income                                  0.47+                     0.03
   Net realized and unrealized gain                       1.57                      0.01
                                                        ------                   -------

      Total from investment operations                    2.04                      0.04
                                                        ------                   -------


Less distributions to shareholders:
   From net investment income                            (0.56)                       --
   In excess of net investment income                    (0.03)                       --
   From net realized gains                               (0.89)                       --
                                                        ------                   -------

      Total distributions                                (1.48)                       --
                                                        ------                   -------
Net asset value, end of period                          $13.18/(c)/              $ 12.62
                                                        ======                   =======

Total Return/(a)/                                        16.55%                     0.32%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                        --                   $    41
   Net expenses to average daily net assets               0.82%*                    0.82%*
   Net investment income to average daily net assets      3.99%*                    3.17%*
   Portfolio turnover rate                                  86%                       21%
   Average broker commission rate per equity share     $0.0394                   $0.0323
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                                $ 0.03                   (b)

/(a)/Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
/(b)/Fees and expenses waived or borne by the Manager were less than $0.01 per share.
+    Computed using average shares outstanding throughout the period.
/(c)/All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
*    Annualized.

              See accompanying notes to the financial statements.              9

GMO REIT Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)
--------------------------------------------------------------------------------




                                                    Period from April 30, 1997
                                                   (commencement of operations)
                                                        to August 4, 1997
                                                   ----------------------------
Net asset value, beginning of period                          $12.31
                                                              ------


Income from investment operations:
    Net investment income                                       0.14+
    Net realized and unrealized gain                            1.27
                                                              ------

      Total from investment operations                          1.41
                                                              ------


Less distributions to shareholders:
    From net investment income                                 (0.05)
    In excess of net investment income                            --/(a)/
    From net realized gains                                    (0.15)
                                                              ------

      Total distributions                                      (0.20)
                                                              ------
Net asset value, end of period                                $13.52/(b)/
                                                              ======

Total Return/(c)/                                              11.46%

Ratios/Supplemental Data:
    Net expenses to average daily net assets                    0.76%*
    Net investment income to average daily net assets           3.96%*
    Portfolio turnover rate                                       86%
    Average broker commission rate per equity share          $0.0394
    Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following
      per share amount:                                      $  0.01


+   Computed using average shares outstanding throughout the period.
(a) The per share distribution in excess of net investment income was $0.002.
(b) All Class II shares of the Fund were exchanged for Class III shares on August 4, 1997. Amount represents ending net asset value per share on August 4, 1997.
(c) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
*   Annualized.


10            See accompanying notes to the financial statements.

GMO REIT Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                Period from May 31, 1996
                                                           Year Ended         (commencement of operations)
                                                        February 28,1998          to February 28, 1997
                                                        ----------------      ----------------------------
Net asset value, beginning of period                         $  12.62                    $  10.00
                                                             --------                    --------


Income from investment operations:
   Net investment income                                         0.53                        0.24
   Net realized and unrealized gain                              1.26                        2.60
                                                             --------                    --------

      Total from investment operations                           1.79                        2.84
                                                             --------                    --------


Less distributions to shareholders:
   From net investment income                                   (0.57)                      (0.17)
   In excess of net investment income                           (0.03)                         --
   From net realized gains                                      (0.89)                      (0.05)
                                                             --------                    --------

      Total distributions                                       (1.49)                      (0.22)
                                                             --------                    --------
Net asset value, end of period                               $  12.92                    $  12.62
                                                             ========                    ========

Total Return /(a)/                                              14.29%                      28.49%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                         $374,774                    $260,929
   Net expenses to average daily net assets                      0.69%*                      0.69%*
   Net investment income to average daily net assets             4.10%*                      4.72%*
   Portfolio turnover rate                                         86%                         21%
   Average broker commission rate per equity share           $ 0.0394                    $ 0.0323
   Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following per share
      amounts:                                               $   0.03                    $   0.02

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
*     Annualized.

              See accompanying notes to the financial statements.             11

GMO REIT Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO REIT Fund (the "Fund"), which commenced operations on May 31, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment primarily in real estate investment trusts ("REITs").

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     Class I and Class II shares ceased operations on January 9, 1998 and August 4, 1997, respectively and all shares were exchanged for Class III shares.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Futures contracts

     The Fund may purchase and sell futures contracts on the domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange.

GMO REIT Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Repurchase agreements

     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending

     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $6,432,613, collateralized by cash in the amount of $6,622,200, which was invested in short-term instruments.


     Taxes

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.


     Distributions to shareholders

     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

GMO REIT Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of short-term capital gains and the classification of income received from REIT securities.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


              Accumulated             Accumulated
           Undistributed Net       Undistributed Net
           Investment Income         Realized Gain          Paid-in Capital
         --------------------- ------------------------- ---------------------
               $274,703                ($275,860)                $1,157


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of its interest in the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.


     Security transactions and related investment income

     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.


     Allocation of operating activity

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO REIT Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------


     Purchases and redemptions of Fund shares

     The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Prior to March 25, 1997, the premium on cash purchases and the fee on redemptions was .75% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $793,466 in purchase premiums and $458,911 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.


     Investment risk

     There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $3,363. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO REIT Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $365,569,410 and $297,803,278, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                        Gross Unrealized     Gross Unrealized    Net Unrealized
      Aggregate Cost      Appreciation         Depreciation       Appreciation
     ----------------  ------------------   ------------------  ----------------
       $ 361,379,058      $ 21,741,354          $ 3,549,236       $ 18,192,118


4.   Principal shareholders

     At February 28, 1998, 29.2% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.


5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:


                                                  Period from             Period from December 31, 1996
                                                 March 1, 1997             (commencement of operations)
     Class I:                                  to January 9, 1998              to February 28, 1997
                                          -------------------------------------------------------------
                                              Shares         Amount           Shares         Amount
                                          ------------   --------------   ------------   --------------
     Shares sold                                 6,339  $        84,207          3,284  $        41,658
     Shares issued to shareholders in
          reinvestment of distributions            953           12,356           --               --
     Shares repurchased                        (10,576)        (139,426)          --               --
                                          ------------   --------------   ------------   --------------
     Net increase (decrease)                    (3,284) $       (42,863)         3,284  $        41,658
                                          ============   ==============   ============   ==============

                                          Period from April 30, 1997
                                         (commencement of operations)
     Class II:                                 to August 4, 1997
                                         -----------------------------
                                            Shares          Amount
                                         ------------   --------------
     Shares sold                              181,864  $     2,240,225
     Shares issued to shareholders in
        reinvestment of distributions           2,703           35,463
     Shares repurchased                      (184,567)      (2,494,438)
                                         ============   ==============
     Net decrease                                --    $      (218,750)
                                         ============   ==============

GMO REIT Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Share transactions -- continued

                                                                         Period from May 31, 1996
                                                 Year Ended            (commencement of operations)
      Class III:                              February 28, 1998            to February 28, 1997
                                         ----------------------------- -----------------------------
                                             Shares        Amount          Shares        Amount
                                         ------------- --------------- ------------- ---------------
      Shares sold                          12,232,100 $   161,677,900    20,722,033 $   234,377,685
      Shares issued to shareholders in
          reinvestment of distributions     2,754,721      35,760,499       180,673       2,193,376

      Shares repurchased                   (6,643,834)    (89,511,702)     (230,093)     (2,737,583)
                                         ------------- --------------- ------------- ---------------
      Net increase                          8,342,987 $   107,926,697    20,672,613 $   233,833,478
                                         ============= =============== ============= ===============

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:

     Long futures contracts


      Number of                                                  Net Unrealized
      Contracts      Type      Expiration Date   Contract Value   Appreciation
     ----------- ------------ ----------------- ---------------- --------------
          32       S & P 500      March 1998       $8,404,000       $322,475
                                                                 ==============

     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO REIT Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
-------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 9.25% of distributions as net capital gain dividends.

GMO REIT Fund
(A Series of GMO Trust)



-------------------------------------------------------------------------------


Portfolio Managers

     Mr. R. Jeremy Grantham, Mr. Richard McQuaid and Mr. Robert Brokaw are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with Grantham, Mayo, Van Otterloo & Co. LLC since its founding in 1977. Mr. McQuaid has been with GMO for four years and Mr. Brokaw for ten years.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO REIT Fund returned 14.3% during the twelve months ending February 28, 1998. The Morgan Stanley REIT Index (MSRI) returned 15.3% and the S&P 500 returned 35.0% during the same period.


     REIT Industry Review

     During fiscal 1998, REITs holding commercial office, retail shopping, factory outlet and hotel assets led industry total return. REITs with diversified holdings also had high returns. Both office and hotel REITs have lagged during the past two months. Residential REITs lagged once again, as did self-storage and regional retail mall REITs. Hotels, offices and diversified companies reported rapid funds from operations (FFO) growth, while retail and apartment FFOs were relatively sluggish. So, FFO growth dominated investor thinking, but some sectors corrected past over-or underpricing.


     Fundamental Stock Selection

     The Fund's fundamental valuation process analyzes individual companies and adds a strong component of sector and geographic information. This stream uses a present value model to incorporate the information and rank the stocks. It looks out two to three years and emphasizes a value approach. We also use a traditional fundamental approach to select a few new issues and existing companies for a separate component portfolio. Fundamental stock selection added value, although the select portfolio lost some of its gain after December.


     Quantitative Stock Selection

     The Fund uses two entirely different quantitative models. One model selects stocks based on short-term technical indicators, while the other selects stocks on the basis of long-term return momentum. Both models added value. Long-term momentum was strong until the reversal in office and hotel prices after December 31, while the short-term model had more difficulty with sudden sector shifts than in the prior year.

GMO REIT Fund
(A Series of GMO Trust)



-------------------------------------------------------------------------------


     Implementation

     Implementation negatively affected the Fund's performance relative to the MSRI during the year. We tightly controlled direct expenses, cash levels and turnover, but indirect trading costs were again significant. This results from the small size and, therefore, relatively illiquid nature of REIT stocks. We trade with minimal market impact, but this often adds to timing risk. When the Fund holds cash, it uses S&P 500 futures to gain temporary equity market exposure until it invests those funds. This strategy protected our clients against most of the risk of holding cash and helped Fund results during the year.


Outlook

     The Fund holds a concentrated subset of the REIT and real estate operating company (REOC) universe in each of its four streams. Because the streams have a loose correlation, this gives it a broad exposure to U.S. real estate equities. As an asset class, REITs have attractive valuations relative to large capitalization U.S. equities. REIT valuations are close to the fair value of property assets and they have higher yields than do equities. Further, the REIT market is capturing the attention of institutional investors as an attractive alternative to the less liquid private market for real estate investing. The resulting influx of capital to the REIT market should improve price discovery and liquidity over the next few years.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO REIT Fund Class III Shares and the Morgan Stanley REIT Index "MSRI"
                            As of February 28, 1998

      -----------------------------
       Average Annual Total Return
      -----------------------------
                        Since
        1 Year        Inception
      -----------------------------
Class                  5/31/96
 III    13.2%           23.9%
      -----------------------------


                           [LINE GRAPH APPEARS HERE]

                         GMO REIT Fund     Morgan Stanley REIT Index
                         -------------     -------------------------

5/31/96                      $9,950                 $10,000
2/28/97                     $12,721                 $12,982
2/28/98                     $14,539                 $14,968


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

           Par Value       Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           DEBT OBLIGATIONS -- 90.2%

                           Argentina -- 0.2%
USD         1,000,000      Republic of Argentina Par Bond,
                              Variable Rate, Step Up, 5.50%, due 3/31/23               758,125
                                                                                 --------------
                           Australia -- 5.5%
GBP         8,700,000      Commonwealth Bank Australia Series EMTN, 8.13%,
                              due 12/7/06                                           15,592,273
AUD         2,620,000      Queensland Treasury Corp, 8.00%, due 9/14/07              2,007,239
                                                                                 --------------
                                                                                    17,599,512
                                                                                 --------------
                           Brazil -- 3.0%
USD         8,664,194      Brazil Capitalization Bond, PIK, 8.00%, due 4/15/14       7,039,657
USD         3,000,000      Brazil Discount ZL Bond,
                              Variable Rate, 6 Mo. LIBOR + .81%, 6.69%, due
                              4/15/24                                                2,482,500
                                                                                 --------------
                                                                                     9,522,157
                                                                                 --------------
                           Bulgaria -- 1.5%
USD        10,000,000      Bulgaria Discount Series B Strips, Basket 2,
                              0.00%, due 7/28/24                                     1,275,000
USD        15,000,000      Bulgaria Discount Strips, 0.00%, due 7/28/24              2,887,500
USD         1,000,000      Bulgaria FLIRB Series B,
                              Variable Rate, Step up, 2.75%, due 7/28/12               645,000
                                                                                 --------------
                                                                                     4,807,500
                                                                                 --------------
                           Canada -- 5.5%
CAD         3,750,000      Government of Canada, 10.25%, due 3/15/14                 3,891,495
CAD         8,000,000      Government of Canada Real Return, 4.25%, due
                              12/1/21                                                6,294,660
CAD         5,000,000      Government of Canada Real Return, 4.25%, due
                              12/1/26                                                3,729,132
CAD         5,000,000      Province of Quebec, 7.50%, due 12/1/03                    3,822,372
                                                                                 --------------
                                                                                    17,737,659
                                                                                 --------------
                           Cayman Islands -- 1.0%
CAD         4,000,000      Government of Canada (Cayman), 7.25%, due 6/1/08          3,083,193
                                                                                 --------------
                           Denmark -- 5.0%
DKK         9,680,000      Kingdom of Denmark Bullet, 8.00%, due 3/15/06             1,658,597
DKK        87,900,000      Kingdom of Denmark Bullet, 7.00%, due 11/15/07           14,363,492
                                                                                 --------------
                                                                                    16,022,089
                                                                                 --------------
                           Ecuador -- 0.1%
USD           533,019      Republic of Ecuador PDI (Registered), PIK,
                              Variable Rate, 6 mo. LIBOR + .81%, 6.63%, due
                              2/27/15                                                  341,132
                                                                                 --------------

              See accompanying notes to the financial statements.              1

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

          Par Value        Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           France -- 9.1%
FRF        21,000,000      Auxiliare Credit Foncier, 10.00%, due 4/20/01             3,959,076
FRF        30,000,000      Auxiliare Credit Foncier, 6.25%, due 3/28/03              5,182,862
SEK        30,000,000      Credit Foncier, 6.50%, due 2/22/99                        3,779,789
ECU        11,000,000      Government of France, 8.25%, due 4/25/22                 16,252,518
                                                                                 --------------
                                                                                    29,174,245
                                                                                 --------------
                           Germany -- 5.4%
DEM         1,000,000      Bundesrepublic Deutschland, 6.00%, due 6/20/16              595,933
ESP       320,000,000      Deutsche Ausgleichsbank, 8.60%, due 5/22/03               2,423,660
GBP         2,000,000      KFW International Finance, 10.63%, due 9/3/01             3,653,584
DEM        19,000,000      Westdeutsche LB, 5.25%, due 10/14/05                     10,664,205
                                                                                 --------------
                                                                                    17,337,382
                                                                                 --------------
                           Greece -- 1.0%
GRD      1,000,000,000     Hellenic Republic,
                              Variable Rate, 12 mo. GTB + 1.50%, 11.00%, due
                              9/30/03                                                3,277,948
                                                                                 --------------
                           Italy -- 1.4%
ITL      1,550,000,000     BTPS, 8.50%, due 8/1/04                                   1,022,275
ITL      3,485,000,000     BTPS, 6.75%, due 2/1/07                                   2,151,042
ITL      1,700,000,000     BTPS, 9.00%, due 11/1/23                                  1,358,043
                                                                                 --------------
                                                                                     4,531,360
                                                                                 --------------
                           Japan -- 6.8%
GBP         2,300,000      Export Import Bank of Japan, 10.75%, due 5/15/01          4,173,219
USD           800,000      Japan Development Bank, 6.88%, due 12/16/99                 810,800
GBP         3,000,000      Japan Finance Corp Municipal Enterprises, 9.13%,
                              due 2/16/05                                            5,581,635
GBP         6,000,000      Kobe City, 9.50%, due 10/20/04                           11,271,939
                                                                                 --------------
                                                                                    21,837,593
                                                                                 --------------
                           Jordan -- 0.2%
USD         1,000,000      Hashemite Kingdom of Jordan Par Bond,
                              Variable Rate, Step up 144A, 5.00%, due
                              12/23/23                                                 692,500
                                                                                 --------------
                           Mexico -- 0.4%
FRF        10,000,000      Mexico Par Bond, 6.63%, due 12/31/19                      1,430,788
                                                                                 --------------
                           New Zealand -- 1.6%
NZD         9,200,000      New Zealand Index Linked Bond, 4.50%, due 2/15/16         5,124,519
                                                                                 --------------
                           Norway -- 0.6%
SEK        13,700,000      A/S Eksportfinans, 7.50%, due 8/16/01                     1,828,515
                                                                                 --------------

2             See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

          Par Value        Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           Supra National -- 8.6%
JPY       440,000,000      Asian Development Bank, 5.00%, due 2/5/03                 4,115,095
AUD        24,200,000      European Bank Recon and Development, Zero Coupon,
                              0.00%, due 2/10/28                                     2,483,011
CAD         2,700,000      European Investment Bank, 8.50%, due 8/30/05              2,194,983
ESP       821,900,000      European Investment Bank, 10.35%, due 12/20/05            7,065,517
GBP         1,755,000      European Investment Bank, 8.75%, due 8/25/17              3,652,464
JPY       200,000,000      International Bank Recon and Development, 6.75%,
                              due 6/18/01                                            1,894,245
GBP         3,000,000      International Bank Recon and Development, 11.50%,
                              due 11/9/03                                            6,080,525
                                                                                 --------------
                                                                                    27,485,840
                                                                                 --------------
                           Sweden -- 4.7%
SEK        35,000,000      Government of Sweden Index Linked Bond, 4.00%, due
                              12/1/20                                                4,848,871
SEK        43,900,000      Kingdom of Sweden, 6.00%, due 2/9/05                      5,695,858
SEK         6,100,000      Kingdom of Sweden, 6.50%, due 10/25/06                      817,737
SEK        24,800,000      Kingdom of Sweden, 8.00%, due 8/15/07                     3,669,944
                                                                                 --------------
                                                                                    15,032,410
                                                                                 --------------
                           United States -- 27.9%

                           Asset Backed Securities -- 18.7%
USD         3,000,000      Augusta Funding VI Series 96-A3, 144A, 7.38%, due
                              4/15/13                                                3,134,970
USD        10,000,000      Chyps CBO 97-1, Class A2, 144A, 6.72%, due 1/15/10        9,862,500
USD         3,297,386      CS First Boston Mortgage Securities Corp, Series
                              96-1 Class A1, Variable Rate, 3 mo. LIBOR + .23%,
                              5.98%, due 7/28/29                                     3,299,364
USD        11,500,000      Discover Card Master Trust I 94-2 Class A,
                              Variable Rate, 1 mo. LIBOR + .35%, 5.98%, due
                              10/16/04                                              11,600,625
USD         1,950,000      Keycorp Student Loan Trust 94-B Certificates,
                              Variable Rate, 1 mo. LIBOR + .73%, 6.38%, due
                              11/25/21                                               1,950,000
USD         9,000,000      National Premier Finance 95-2 Class A, 144A,
                              6.21%, due 6/01/99                                     9,000,000
USD         6,500,000      National Premier Finance IX 96-1 Class A, 144A,
                              7.20%, due 7/01/00                                     6,636,500
USD           724,634      New York City Tax Lien Series 96-1 Class B, 144A,
                              6.91%, due 5/25/05                                       735,504
USD         5,000,000      Rhyno CBO Series 97-1 Class A-2, 144A,
                              Variable Rate, Step Up, 0.00%, due 9/15/09             5,322,656
USD         5,000,000      Student Loan Marketing Association Series 96-4
                              Class A2, Variable Rate, 3 mo. U.S. Treasury
                              Bill +.64%, 5.92%, due 7/25/09                         4,979,688

              See accompanying notes to the financial statements.              3

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

          Par Value        Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           Asset Backed Securities -- continued
USD         3,465,000      TMS Auto Grantor Trust Series 96-1 Class CTFS,
                              7.10%, due 12/20/02                                    3,544,695
                                                                                 --------------
                                                                                    60,066,502
                                                                                 --------------
                           Corporate Debt -- 1.8%
SEK        44,000,000      Toyota Motor Credit, 7.50%, due 8/06/01                   5,843,475
                                                                                 --------------
                           U.S. Government -- 4.6%
USD        10,100,000      U.S. Treasury 0.00% Receipts, due 8/15/13                 3,877,390
USD        10,100,000      U.S. Treasury 0.00% Receipts, due 2/15/14                 3,747,605
USD         7,050,680      U.S. Treasury Inflation Indexed Note, 3.63%, due
                              7/15/02/(a)/                                           7,013,220
                                                                                 --------------
                                                                                    14,638,215
                                                                                 --------------
                           U.S. Government Agency -- 2.8%
USD         1,600,000      Agency for International Development Floater
                              (Support of Belize), Variable Rate, 6 mo. U.S.
                              Treasury Bill + .50%, 5.74%, due 1/01/14               1,594,250
USD         5,000,000      Agency for International Development Floater
                              (Support of India), Variable Rate, 3 mo.
                              LIBOR + .10%, 5.73%, due 2/01/27                       5,017,969
USD         2,333,334      Agency for International Development Floater
                              (Support of Zimbabwe), Variable Rate, 3 mo.
                              U.S. Treasury Bill x 115%, 5.88%, due 1/01/12          2,330,782
                                                                                 --------------
                                                                                     8,943,001
                                                                                 --------------

                           Total United States                                      89,491,193
                                                                                 --------------
                           Venezuela -- 0.7%
USD           500,000      Republic of Venezuela, 9.25%, due 9/15/27                   448,250
USD         2,000,000      Republic of Venezuela Discount Bond Series A,
                              Variable Rate, 6 mo. LIBOR + .81%, 6.75%, due
                              3/31/20                                                1,750,000
                                                                                 --------------
                                                                                     2,198,250
                                                                                 --------------

                           TOTAL DEBT OBLIGATIONS  (COST  $280,491,083)            289,313,910
                                                                                 --------------
                           LOAN ASSIGNMENTS -- 0.0%

                           Russia -- 0.0%
USD               278      Russia Vnesh Restructured Loan Agreements, LIBOR +
                              .8125% (3.2486%)                                             168
                                                                                 --------------

                           TOTAL LOAN ASSIGNMENTS  (COST  $155)                            168
                                                                                 --------------

4             See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

            Shares         Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           PREFERRED STOCKS -- 3.1%

                           United States -- 3.1%
               10,000      Bear Stearns Managed Income Securities Plus Fund
                           13.27%                                                    9,975,700
                                                                                 --------------

                           TOTAL PREFERRED STOCKS  (COST $9,778,893)                 9,975,700
                                                                                 --------------
       Principal Amount
----------------------------
                           CALL OPTIONS PURCHASED -- 2.3%

                           Cross Currency Options -- 0.2%
DEM       236,300,000      DEM Call/BEF Put, Expires 7/8/98, Strike 20.6               273,435
DEM       109,800,000      DEM Call/ITL Put, Expires 9/22/98, Strike 993               447,718
                                                                                 --------------
                                                                                       721,153
                                                                                 --------------
                           Options on Bonds -- 0.4%
SEK       348,000,000      Sweden Government Bond, Expires 4/30/98, Strike
                           100.677                                                   1,338,728
                                                                                 --------------
                           Options on Currency -- 1.7%
USD        97,500,000      German Mark, Expires 9/17/98, Strike 1.725                5,079,750
USD       110,000,000      Japanese Yen, Expires 6/15/98, Strike 140                   187,000
                                                                                 --------------
                                                                                     5,266,750
                                                                                 --------------
                           Options on Futures -- 0.0%
USD           750,000      Eurodollar, Expires 3/16/98, Strike 94.25                    60,000
                                                                                 --------------
                           TOTAL CALL OPTIONS PURCHASED
                           (COST  $7,626,861)                                        7,386,631
                                                                                 --------------
                           PUT OPTIONS PURCHASED -- 0.5%

                           Cross Currency Options -- 0.1%
DEM       109,800,000      DEM Put/ITL Call, Expires 9/22/98, Strike 993               278,311
USD         5,146,502      TRL Put/1.00 USD + 1.50 DEM Basket Call, Expires
                           5/12/98, Strike 545,000                                      26,560
                                                                                 --------------
                                                                                       304,871
                                                                                 --------------

              See accompanying notes to the financial statements.              5

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

       Principal Amount    Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           Options on Currency -- 0.4%
USD        97,500,000      German Mark, Expires 9/17/98, Strike 1.725                1,365,000
                                                                                 --------------
                           Options on Futures -- 0.0%
USD           750,000      Eurodollar, Expires 3/16/98, Strike 94                        3,750
                                                                                 --------------
                           TOTAL PUT OPTIONS PURCHASED
                            (COST  $4,446,404)                                       1,673,621
                                                                                 --------------
    Par Value/Shares
----------------------------
                           RIGHTS AND WARRANTS -- 0.0%

                           Mexico -- 0.0%
            3,846,000      United Mexican States Warrants, Expires 6/30/03*                 --
                                                                                 --------------
                           Venezuela -- 0.0%
               19,280      Republic of Venezuela Recovery Warrants,
                           Expires 04/15/20*                                                --
                                                                                 --------------
                           TOTAL RIGHTS AND WARRANTS  (COST  $0)                            --
                                                                                 --------------
                           SHORT-TERM INVESTMENTS -- 1.4%

                           Commercial Paper -- 1.3%
USD         4,000,000      GE Capital Corp, 5.68% due 3/02/98                        4,000,000
                                                                                 --------------
                           Repurchase Agreements -- 0.1%
USD           417,086      Salomon Smith Barney Inc. Repurchase Agreement,
                           dated 2/27/98, due 3/2/98, with a maturity value
                           of $417,262 and an effective yield of 5.07%,
                           collateralized by a U.S. Treasury Obligation with
                           a rate of 8.875%, with a maturity date of 8/15/17
                           and with a market value of $425,427.                        417,086
                                                                                 --------------
                           TOTAL SHORT-TERM INVESTMENTS
                            (COST  $4,417,086)                                       4,417,086
                                                                                 --------------
                           TOTAL INVESTMENTS -- 97.5%
                           (COST $306,760,482)                                     312,767,116

                           Other Assets and Liabilities (net)-- 2.5%                 8,138,091
                                                                                 --------------

                           TOTAL NET ASSETS-- 100%                               $ 320,905,207
                                                                                 ==============

6             See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


                  Notes to the Schedule of Investments:

                  EMTN -- Euromarket Medium Term Note

                  FLIRB -- Front Loaded Interest Reduction Bond

                  GTB -- Greek Treasury Bill

                  PDI -- Past Due Interest

                  PIK -- Payment In Kind

                  144A -- Securities exempt from registration under
                     Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                  Variable and step up rates -- The rates shown on
                     variable and step up rate notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.


                  Currency Abbreviations:
                  AUD - Australian Dollar         GRD - Greek Drachma
                  BEF - Belgian Franc             ITL - Italian Lira
                  CAD - Canadian Dollar           JPY - Japanese Yen
                  CHF - Swiss Franc               MYR - Malaysian Ringgit
                  DEM - German Mark               NLG - Netherlands Guilder
                  DKK - Danish Krone              NZD - New Zealand Dollar
                  ECU - European Currency Unit    SEK - Swedish Krona
                  ESP - Spanish Peseta            THB - Thailand Baht
                  FRF - French Franc              TRL - Turkish Lira
                  GBP - British Pound             USD - United States Dollar

                  /(a)/ All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
                   * Non-income producing security.

              See accompanying notes to the financial statements.              7

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)


Statement of Assets and Liabilities -- February 28, 1998
-----------------------------------------------------------------------------------------------
Assets:
   Investments, at value (cost $306,760,482) (Note 1)                              $312,767,116
   Cash (Note 1)                                                                      2,027,623
   Interest receivable                                                                5,966,109
   Receivable for Fund shares sold                                                   10,560,000
   Receivable for open forward foreign currency contracts (Notes 1 and 6)             7,346,694
   Receivable for expenses waived or borne by Manager (Note 2)                           45,222
                                                                                   -------------

       Total assets                                                                 338,712,764
                                                                                   -------------

Liabilities:
   Written options outstanding, at value (premiums $11,606,055) (Notes 1 and 6)      11,000,690
   Payable for open forward foreign currency contracts (Notes 1 and 6)                4,863,044
   Payable for Fund shares repurchased                                                  997,624
   Payable to affiliate for (Note 2):
      Management fee                                                                    121,287
      Shareholder service fee                                                            35,162
   Payable for open swap contracts (Notes 1 and 6)                                      590,287
   Payable for variation margin on open futures contracts (Notes 1 and 6)                89,298
   Accrued expenses                                                                     110,165
                                                                                   -------------

       Total liabilities                                                             17,807,557
                                                                                   -------------

Net assets                                                                         $320,905,207
                                                                                   =============

Net assets consist of:
   Paid-in capital                                                                 $300,447,376
   Accumulated undistributed net investment income                                    2,799,507
   Accumulated undistributed net realized gain                                        9,655,525
   Net unrealized appreciation                                                        8,002,799
                                                                                   =============
                                                                                   $320,905,207
                                                                                   =============

Net assets attributable to:
   Class III shares                                                                $320,905,207
                                                                                   =============

Shares outstanding:
   Class III                                                                         30,095,080
                                                                                   =============

Net asset value per share:
   Class III                                                                       $      10.66
                                                                                   =============

8              See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
   Interest (including securities lending income of $1,024)                 $25,157,706
   Dividends                                                                    995,250
                                                                            -----------

       Total income                                                          26,152,956
                                                                            -----------

Expenses:
   Management fee (Note 2)                                                    1,895,291
   Custodian and transfer agent fees                                            253,222
   Audit fees                                                                    59,189
   Legal fees                                                                    25,224
   Registration fees                                                             23,663
   Trustees fees (Note 2)                                                         3,610
   Miscellaneous                                                                  4,214
   Fees waived or borne by Manager (Note 2)                                  (1,316,764)
                                                                            -----------
                                                                                947,649
   Shareholder service fee (Note 2)
       Class I                                                                    3,065
       Class III                                                                565,710
                                                                            -----------
       Net expenses                                                           1,516,424
                                                                            -----------

          Net investment income                                              24,636,532
                                                                            -----------

Realized-and-unrealized gain (loss):
   Net realized gain on:
       Investments                                                            1,512,850
       Closed futures contracts                                               5,700,403
       Closed swap contracts                                                  1,088,107
       Written options                                                        2,237,605
       Foreign currency, forward contracts and foreign currency related
       transactions                                                          51,333,095
                                                                            -----------

          Net realized gain                                                  61,872,060
                                                                            -----------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                          (15,283,041)
       Open futures contracts                                                 1,376,174
       Open swap contracts                                                     (590,287)
       Written options                                                          361,615
       Foreign currency, forward contracts and foreign currency related
       transactions                                                         (20,400,594)
                                                                            -----------

          Net unrealized loss                                               (34,536,133)
                                                                            -----------

       Net realized and unrealized gain                                      27,335,927
                                                                            -----------

Net increase in net assets resulting from operations                        $51,972,459
                                                                            ===========

              See accompanying notes to the financial statements.              9

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Year Ended         Year Ended
                                                          February 28, 1998   February 28, 1997
                                                          -----------------   -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                     $ 24,636,532         $24,438,613
   Net realized gain                                           61,872,060          37,539,759
   Change in net unrealized appreciation (depreciation)       (34,536,133)         19,999,551
                                                             ------------         -----------

   Net increase in net assets resulting from operations        51,972,459          81,977,923
                                                             ------------         -----------

Distributions to shareholders from:
   Net investment income
       Class I                                                    (93,768)                 --
       Class III                                              (22,677,467)        (20,376,190)
                                                             ------------         -----------
       Total distributions from net investment income         (22,771,235)        (20,376,190)
                                                             ------------         -----------
   Net realized gains
       Class I                                                   (232,835)                 --
       Class III                                              (65,046,883)        (15,129,774)
                                                             ------------         -----------
       Total distributions from net realized gains            (65,279,718)        (15,129,774)
                                                             ------------         -----------
   In excess of net realized gains
       Class III                                                       --         (14,706,753)
                                                             ------------         -----------
       Total distributions in excess of net realized gains             --         (14,706,753)
                                                             ------------         -----------

                                                              (88,050,953)        (50,212,717)
                                                             ------------         -----------
   Net share transactions: (Note 5)
       Class I                                                 (1,008,924)          1,123,429
       Class III                                             (112,148,597)        201,090,729
                                                             ------------         -----------
   Increase (decrease) in net assets resulting from net
      share transactions                                     (113,157,521)        202,214,158
                                                             ------------         -----------

      Total increase (decrease) in net assets                (149,236,015)        233,979,364

Net assets:
   Beginning of period                                        470,141,222         236,161,858
                                                             ------------         -----------

   End of period (including accumulated undistributed net
      investment income and distributions in excess of net
      investment income of $2,799,507 and $7,695,280,
      respectively)                                          $320,905,207        $470,141,222
                                                             ============        ============

10            See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                    Period from
                                                    Period from                   January 2, 1997
                                                   March 1, 1997            (commencement of operations)
                                                 to January 9, 1998             to February 28, 1997
                                                ---------------------       ----------------------------
Net asset value, beginning of period                   $12.16                          $11.75
                                                       ------                          ------


Income from investment operations:
   Net investment income                                 0.69+                           0.11
   Net realized and unrealized gain                      0.90                            0.30
                                                       ------                          ------

      Total from investment operations                   1.59                            0.41
                                                       ------                          ------


Less distributions to shareholders:
   From net investment income                           (0.87)                             --
   From net realized gains                              (2.23)                             --
                                                       ------                          ------

      Total distributions                               (3.10)                             --
                                                       ------                          ------
Net asset value, end of period                         $10.65/(a)/                     $12.16
                                                       ======                          ======

Total Return/(b)/                                       14.30%                           3.49%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                       --                          $1,162
   Net expenses to average daily net assets              0.53%*                          0.53%*
   Net investment income to average daily net
      assets                                             6.60%*                          5.91%*
   Portfolio turnover rate                                135%                             90%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                               $ 0.04                          $ 0.01

 *   Annualized.
 +   Computed using average shares outstanding throughout the period.
/(a)/All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(b)/Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

              See accompanying notes to the financial statements.             11

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                        Year Ended February 28/29,
                                               ---------------------------------------------
                                                 1998         1997       1996       1995 *
                                                ---------    --------   --------   ---------
Net asset value, beginning of period            $  12.16     $  10.92   $   9.99   $  10.00
                                                --------     --------   --------   --------


Income from investment operations:
   Net investment income                            0.88         0.66       1.05       0.24
   Net realized and unrealized gain (loss)          0.73         2.07       1.62      (0.09)
                                                --------     --------   --------   --------

      Total from investment operations              1.61         2.73       2.67       0.15
                                                --------     --------   --------   --------


Less distributions to shareholders:
   From net investment income                      (0.88)       (0.60)     (1.04)     (0.16)
   From net realized gains                         (2.23)       (0.45)     (0.42)        --
   In excess of net realized gains                    --        (0.44)     (0.28)        --
                                                --------     --------   --------   --------

      Total distributions                          (3.11)       (1.49)     (1.74)     (0.16)
                                                --------     --------   --------   --------
Net asset value, end of period                  $  10.66     $  12.16   $  10.92   $   9.99
                                                ========     ========   ========   ========

Total Return/(a)/                                  14.44%       25.57%     27.36%      1.49%

Ratios/Supplemental Data:
   Net assets, end of period (000's)            $320,905     $468,979   $236,162   $238,664
   Net expenses to average daily net assets         0.40%        0.40%      0.40%      0.40%**
   Net investment income to average daily net
      assets                                        6.50%        6.86%      8.54%      8.46%**
   Portfolio turnover rate                           135%          90%        85%        64%
   Fees and expenses voluntarily waived or
      borne by the Manager consisted of the
      following per share amounts:              $   0.05     $   0.03   $   0.03   $   0.01

 * Period from September 30, 1994 (commencement of operations) to February 28, 1995.
 **  Annualized.
/(a)/Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

12            See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks high total return by investing primarily in investment grade bonds denominated in various currencies including U.S. dollars and multicurrency units, while generally attempting to hedge substantially all of its foreign currency risk. The Fund generally seeks to provide a total return greater than that provided by the international fixed income securities market.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1998, the total value of these securities represented 11% of net assets. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.


     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

     the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.


     Options
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 28, 1998.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.


     Loan agreements
     The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

     any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate and total return swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. At February 28, 1998, $2,027,623 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

     default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, there were no securities on loan.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


             Accumulated              Accumulated
          Undistributed Net        Undistributed Net
          Investment Income          Realized Gain            Paid-in Capital
         ---------------------  -------------------------   --------------------
              $8,629,490              $(8,629,490)                   --

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on the U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as income.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .15% of the amount invested. The premium may be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 5. For the year ended February 28, 1998, the Fund received $139,637 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .25% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .40%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $3,610. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.


3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                               Purchases          Proceeds
                                          ------------------- ----------------
     U.S. Government securities             $     51,551,152  $    54,671,192
     Investments (non-U.S. Government            398,499,455      494,819,518
     securities)


     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                     Gross Unrealized   Gross Unrealized   Net Unrealized
    Aggregate Cost     Appreciation       Depreciation      Appreciation
   ---------------- ------------------ ------------------ -----------------
     $306,892,190      $16,867,307         $10,992,381       $5,874,926


4.   Principal shareholders

     At February 28, 1998, 62.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums received by the Fund, were as follows:


                                                                              Period from January 2, 1997
                                          Period from March 1, 1997         (commencement of operations) to
                                             to January 9, 1998                    February 28, 1997
                                       --------------------------------     ---------------------------------
     Class I:                             Shares            Amount               Shares            Amount
                                       --------------    --------------     --------------    ---------------
     Shares sold                              6,040      $      71,065            95,601      $    1,123,429
     Shares issued to shareholders
         in reinvestment of                  30,405            326,603             --                  --
         distributions
     Shares repurchased                    (132,046)        (1,406,592)            --                  --
                                       ==============    ==============     ==============    ===============
     Net increase (decrease)                (95,601)     $  (1,008,924)           95,601      $    1,123,429
                                       ==============    ==============     ==============    ===============

                                                 Year Ended                            Year Ended
                                              February 28, 1998                    February 28, 1997
                                       --------------------------------     ---------------------------------
     Class III:                             Shares            Amount             Shares            Amount
                                       --------------    --------------     --------------    ---------------
     Shares sold                         12,690,672      $ 148,729,246        20,865,195      $  251,713,393
     Shares issued to shareholders
         in reinvestment of               7,589,419         82,702,082         3,723,568          43,606,382
         distributions
         Shares repurchased             (28,743,588)      (343,579,925)       (7,658,494)        (94,229,046)
                                       ==============    ==============     ==============    ===============
     Net increase (decrease)             (8,463,497)     $(112,148,597)       16,930,269      $  201,090,729
                                       ==============    ==============     ==============    ===============

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Forward currency contracts

                                                                           Net Unrealized
     Settlement                                                             Appreciation
        Date      Deliver/Receive   Units of Currency        Value         (Depreciation)
     ------------ ---------------- --------------------- --------------- -------------------
        Buys

       5/07/98          AUD                7,400,000    $     5,048,450   $        69,360
       3/27/98          CAD               61,800,000         43,452,620           376,749
       4/09/98          DEM              149,700,000         82,695,212          (345,551)
       4/17/98          GBP               13,500,000         22,170,398             9,252
       3/20/98          ITL           70,110,850,000         39,168,696          (997,949)
       4/03/98          JPY            7,400,000,000         58,877,977          (557,216)
       3/06/98          SEK                6,639,900            829,509             3,633
       3/23/98          THB              280,000,000          6,462,334          (910,938)
       6/22/98          THB              140,000,000          3,161,262          (462,395)
                                                                             --------------
                                                                          $    (2,815,055)
                                                                             ==============

        Sales
       5/07/98          AUD               23,800,000    $    16,236,908   $      (328,036)
       3/27/98          CAD               47,500,000         33,398,049          (184,368)
       3/06/98          DEM                1,500,000            826,894            (1,130)
       3/20/98          DEM               71,200,000         39,283,735           882,909
       4/09/98          DEM              205,600,000        113,574,720          (141,204)
       4/17/98          GBP               32,300,000         53,044,731            33,263
       4/03/98          JPY           12,980,000,000        103,275,154          (330,967)
       3/20/98          MYR               11,896,500          3,233,294          (233,294)
       4/17/98          MYR               26,183,500          7,101,365           (11,329)
       3/12/98          NZD                9,200,000          5,391,540            78,872
       3/23/98          THB              280,000,000          6,462,334         3,243,039
       6/22/98          THB              140,000,000          3,161,262         1,608,755
                                                                             --------------
                                                                          $     4,616,510
                                                                             ==============

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------



     Forward cross currency contracts

                                                                             Net Unrealized
     Settlement                                                               Appreciation
        Date     Deliver/Units of Currency    Receive/In Exchange For        (Depreciation)
     ----------- -------------------------- --------------------------- -----------------------
      7/10/98      BEF       2,100,224,400    DEM          101,600,000     $          (61,363)
      5/14/98      CHF          13,756,608    DEM           17,100,000                 (2,592)
      3/06/98      DEM          61,500,000    SEK          271,331,480                 (5,753)
      3/20/98      DEM           4,600,000    ITL        4,526,265,000                 (9,314)
      4/23/98      DEM          15,414,100    GBP            5,200,000                 14,990
      4/24/98      DEM           4,400,000    ESP          373,802,000                 (1,829)
      4/30/98      DEM         434,510,300    ECU          220,900,000                759,381
      5/14/98      DEM           2,000,000    CHF            1,607,200                   (908)
      7/10/98      DEM           2,200,000    BEF           45,378,124                 (1,339)
      3/23/98      DKK         317,108,480    DEM           83,200,000                 19,843
      4/30/98      ECU         131,600,000    DEM          259,176,907               (275,569)
      5/22/98      FRF         502,117,616    DEM          149,800,000                 89,921
      3/05/98      NLG          36,511,560    DEM           32,400,000                 15,493
      3/06/98      SEK         443,222,612    DEM          100,700,000                141,234
                                                                        -----------------------
                                                                           $          682,195
                                                                        =======================

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts


                                                                                            Net Unrealized
      Number of                                          Expiration         Contract         Appreciation
      Contracts                  Type                       Date              Value         (Depreciation)
     ------------- ----------------------------------  -----------------  ---------------   ----------------
         Buys

         316       MATIF FRF Bond                         June 1998     $     26,821,572  $        (61,417)
          6        Japanese Government Bond 10 yr.        June 1998            6,144,859            13,332
         109       German Government Bond                 March 1998          16,155,100           659,884
          90       German Government Bond                 June 1998           13,265,925           (13,233)
         145       Australian Government Bond 3 yr.       March 1998          11,689,616           147,418
          13       Australian Government Bond 10 yr.      March 1998           1,283,103            35,462
                                                                                            ----------------
                                                                                          $        781,446
                                                                                            ================


        Sales
         148       Spanish Government Bond 10 yr.         March 1998    $     10,450,281  $       (456,357)
         111       Spanish Government Bond 10 yr.         June 1998            7,807,441            19,095
         173       Swiss Government Bond                  March 1998          14,758,517          (837,364)
         112       Swiss Government Bond                  June 1998            9,584,410            66,987
         104       Canadian Government Bond               June 1998            9,100,000               (59)
         158       MSE 3 mo. Bankers Acceptance           March 1998          26,372,189          (111,011)
          66       Italian Government Bond 10 yr.         June 1998            8,713,202             5,307
          93       U.K. Gilt                              June 1998            8,180,183            91,961
         255       U.S. Treasury Bond                     June 1998           30,719,531           290,804
                                                                                            ----------------
                                                                                         $        (930,637)
                                                                                            ================

     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------


     Written option transactions

                                             Puts                                  Calls

                                                                        Principal
                              Principal Amount                          Amount of
                                of Contracts                            Contracts
                               (000's omitted)       Premiums         (000's omitted)       Premiums
                              ------------------  ---------------    -----------------   ---------------
      Outstanding, beginning
           of period                    25,000  $     1,243,750          25,000        $   1,065,000
      Options written                  271,425        6,303,030         392,352            7,113,429
      Options exercised                (43,000)      (1,333,750)        (13,052)            (507,711)
      Options closed                      (100)         (89,975)            --                  --
      Options expired                   (4,225)        (376,350)       (265,200)          (1,811,368)
                              ------------------  ---------------    -----------------   ---------------
      Outstanding, end
           of period                   249,100  $     5,746,705         139,100        $   5,859,350
                              ==================  ===============    =================   ===============


     Summary of written options outstanding



                                  Principal
                                  Amount of
                                  Contracts         Exercise         Expiration
                                (000's omitted)       Price             Date               Value
                               -----------------  --------------   -----------------  --------------
      Calls
      Canadian Dollar                    41,600    1.4294 CAD          5/08/98      $       295,360
      Japanese Yen                       97,500    113.65 JPY          9/17/98            8,121,750

      Puts

      Canadian Dollar                    41,600    1.4294 CAD          5/08/98              470,080
      Japanese Yen                      110,000    117.18 JPY          6/15/98              924,000
      Japanese Yen                       97,500    113.65 JPY          9/17/98            1,189,500
                                                                                      --------------
                                                                                    $    11,000,690
                                                                                      ==============


GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - (continued)
February 28, 1998
--------------------------------------------------------------------------------

    Swap agreements


                                                                                            Net Unrealized
      Notional Amount      Expiration                                                        Appreciation
      Fund/Counterparty       Date                         Description                      (Depreciation)
    ---------------------- ------------  -------------------------------------------------  --------------
    11,250,000 USD/          5/04/98     Agreement with Morgan Guaranty Trust Company        $    225,296
    6,634,340 USD                        dated 2/10/98 to receive the notional amount
                                         multiplied by the change in market value
                                         (including accrued interest) on the Russia
                                         Principal Floating Rate Note due 12/15/20 and
                                         to pay the notional amount multiplied by 3
                                         month LIBOR adjusted by a specified spread.

    3,697,979 USD/           5/14/99     Agreement with Bank of America dated 5/29/97 to       (1,430,073)
    494,875,000,000 TRL                  receive the notional amount multiplied by the
                                         change in market value (including accrued
                                         interest) on the Turkey Index Linked Bond due
                                         5/14/99 and to pay the notional amount multiplied
                                         by 3 month LIBOR adjusted by a specified spread.

    1,448,524 USD/           6/04/99     Agreement with Bank of America dated 6/20/97 to          268,859
    316,183,601,428 TRL                  receive the notional amount multiplied by the
                                         change in market value (including accrued interest)
                                         on the Turkey Index Linked Bond due 6/04/99 and to
                                         pay the notional amount multiplied by 3 month
                                         LIBOR adjusted by a specified spread.

    488,115 USD/             6/04/99     Agreement with Bank of America dated 11/13/97            345,631
    152,951,203,814 TRL                  to receive the notional amount multiplied by
                                         the change in market value (including accrued
                                         interest) on the Turkey Index Linked Bond due
                                         6/04/99 and to pay the notional amount multiplied
                                         by 3 month LIBOR adjusted by a specified spread.

                                                                                            --------------
                                                              Net unrealized depreciation    $   (590,287)
                                                                                            ==============

See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 13.74% of distributions as net capital gain dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------

Portfolio Managers

     Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the Currency Hedged International Bond Fund returned 14.4% for the fiscal year ended February 28, 1998, compared to 11.7% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged). Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

     Many of the strategies implemented in the Fund were successful during the fiscal year. It outperformed its benchmark by 2.7%. During the year bond market and currency selection were positive. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly when measured in U.S. dollar terms. Exceptions to this occurred in Italy and the U.K. whose bond markets had double-digit U.S. dollar returns. Strong returns were shown as well in Australia, Sweden and the U.K. The Canadian dollar was the only currency that produced a positive return versus the U.S. dollar for the year ended February 28, 1998. Value was added during the year by overweighting the Canadian, Swedish and U.K. bond markets, as well as the Italian lira, Spanish peseta and the ECU. Additionally, the Fund gained versus the benchmark as a result of underweighting the French, Japanese, and Swiss bond markets, as well as the Belgian franc and the Dutch guilder. Because the fund hedged much of its non-U.S. dollar currency exposure according to its investment policy, it benefited significantly from the dollar's strength.

     During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. This market had a somewhat volatile year, buffeted by the financial problems in Asia. Returns came mainly from bond yields as prices changed little from beginning to end. Our decision to include emerging country debt exposure in the portfolio added value in all but the third fiscal quarter.


Outlook

     The Fund is structured to benefit from outperformance in the Australian, Danish, French, German, Swedish and emerging bond markets. We expect underperformance from the Italian, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the Canadian dollar, Deutsche mark, Italian lira, Spanish peseta and U.K. pound. The Belgian franc, Danish krone, French franc, Japanese yen and U.S. dollar are expected to underperform.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Changes in Value of a $10,000 Investment in
       GMO Currency Hedged International Bond Fund Class III Shares and
            the JP Morgan Non-U.S. Governmental Bond Index (Hedged)
                            As of February 28, 1998



                          Average Annual Total Return
                          1 Year     Since Inception 9/30/94
Class III                    14.3%            19.8%


                           [LINE GRAPH APPEARS HERE]


                 GMO Currency Hedged          JP Morgan Non-U.S.
                 International Bond            Government Bond
  Date          Fund Class III Shares           Index (Hedged)
  ----          ---------------------         -------------------

9/30/94               $9,985                       $10,000
2/28/95              $10,134                       $10,408
2/29/96              $12,906                       $12,048
2/28/97              $16,207                       $13,772
2/28/98              $18,547                       $15,381


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Annual Report
February 28 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Domestic Bond Fund (A Series of GMO Trust)



      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 20, 1998

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



      Par Value        Description                                                                 Value ($)
-------------------------------------------------------------------------------------------------------------------

                       DEBT OBLIGATIONS -- 89.5%
                       Asset Backed Securities -- 31.6%
     $13,000,000       Americredit Automobile Receivables Trust 97 Class A2,
                           Variable Rate, 1 mo. LIBOR + .10%, 5.73%, due 3/05/01                    12,996,100
       5,000,000       Anfield Road I Ltd.,
                            Variable Rate, 6 mo. LIBOR + .25%, 5.88%, due 11/06/06                   4,986,000
       5,000,000       Augusta Funding Series 96-F2,
                           Variable Rate, 3 mo. LIBOR + .30%, 144A, 6.06%, due 4/15/06               5,000,000
      11,887,168       Augusta Funding VI Series 96-A3, 144A, 7.38%, due 4/15/13                    12,421,972
       3,000,000       Bombardier Receivables Master Trust I 97-1 Class A,
                           Variable Rate, 1 mo. LIBOR + .12%, 5.75%, due 4/15/04                     3,000,000
       3,297,386       CS First Boston Mortgage Securities Corp, Series 96-1 Class A1,
                           Variable Rate, 3 mo. LIBOR + .23%, 5.98%, due 7/28/29                     3,299,364
       4,167,900       Dilmun Capital Corp,
                           Variable Rate, 6 mo. LIBOR + .88%, 6.79%, due 11/15/03                    4,167,900
       5,000,000       Dreamworks Film Trust Series 1 Class A,
                           Variable Rate, 3 mo. LIBOR + .22%, 5.81%, due 10/15/06                    5,000,000
       8,000,000       DVI Healthcare 1998-1A,
                           Variable Rate, 1 mo. LIBOR + .35%, 5.98%, due 1/15/04                     7,997,600
      10,050,000       Keycorp Student Loan Trust 94-B Certificates,
                           Variable Rate, 1 mo. LIBOR + .73%, 6.38%, due 11/25/21                   10,050,000
       6,000,000       National Premier Finance 95-2 Class A, 144A, 6.21%, due 6/01/99               6,000,000
      14,000,000       National Premier Finance IX 96-1 Class A, 144A, 7.20%, due 7/01/00           14,294,000
       6,500,000       Navistar Financial Dealer Note Master Trust 95-1 Class A,
                           Variable Rate, 1 mo. LIBOR + .30%, 5.96%, due 8/25/07                     6,606,641
       1,932,358       New York City Tax Lien Series 96-1 Class B, 144A, 6.91%, due 5/25/05          1,961,343
       5,000,000       Northstar CBO Series 97-2 Class A2, 6.62%, due 7/15/09                        5,478,905
       3,500,000       Premier Auto Trust 94-4 Certificates, 6.85%, due 5/02/99                      3,517,500
       1,628,891       Resolution Trust Corp 94-C1 Class A1,
                           Variable Rate, 1 mo. LIBOR + .45%, 6.14%, due 6/25/26                     1,631,437
       1,551,193       Resolution Trust Corp 94-C1 Class A3,
                           Variable Rate, 1 mo. LIBOR + .55%, 6.24%, due 6/25/26                     1,552,889
      10,000,000       Rhyno CBO Series 97-1 Class A-2, 144A,
                           Variable Rate, Step Up, 0.00%, due 9/15/09                               10,645,313
       2,637,000       SMS Student Loan Trust 94-B Certificates,
                           Variable Rate, 1 mo. LIBOR + .75%, 6.38%, due 10/25/23                    2,637,000
       4,932,000       SMS Student Loan Trust 95-A Certificates,
                           Variable Rate, 1 mo. LIBOR + .65%, 6.28%, due 4/25/25                     4,925,835
       5,888,000       Society Student Loan Trust 93-A Class B,
                           Variable Rate, 1 mo. LIBOR + .75%, 6.38%, due 7/25/03                     5,897,200
       2,176,150       UCFC Home Equity Loan 95-B2 Class A8,
                           Variable Rate, 1 mo. LIBOR + .45%, 6.14%, due 10/10/26                    2,178,327
                                                                                               ----------------
                                                                                                   136,245,326
                                                                                               ----------------




               See accompanying notes to the financial statements.             1

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

      Par Value         Description                                                               Value ($)
-------------------------------------------------------------------------------------------------------------------
                       Foreign Government Obligations -- 3.5%
     $25,000,000       Bulgaria Discount Strips, due 7/28/24                                         4,812,500
      39,794,675       Republic of Albania Par Bond, Zero Coupon, due 8/31/25                        6,857,816
      20,000,000       Republic of Ecuador Discount Bond Series A Receipts, Zero Coupon,
                           due 2/28/25                                                               3,601,900
                                                                                               ----------------
                                                                                                    15,272,216
                                                                                               ----------------
                       Municipal Bonds -- 2.1%
      15,000,000       Alameda County California Pension, Zero Coupon, due 12/01/05                  9,279,750
                                                                                               ----------------
                       U.S. Government -- 13.5%
      28,000,000       U.S. Treasury Bond, 6.25%, due 8/15/23(a)                                    28,936,235
      29,959,652       U.S. Treasury Inflation Indexed Note, 3.38%, due 1/15/07                     29,229,386
                                                                                               ----------------
                                                                                                    58,165,621
                                                                                               ----------------
                       U.S. Government Agency -- 38.8%

                       U.S. Government Agency Bonds/Notes -- 32.5%
      10,000,000       Agency for International Development Floater (Support of India),
                           Variable Rate, 3 mo. LIBOR + .10%, 5.73%, due 2/01/27                    10,035,938
       8,500,000       Agency for International Development Floater (Support of Jamaica),
                           Variable Rate, 6 mo. LIBOR + .30%, 6.05%, due 12/01/14                    8,522,578
       6,288,667       Agency for International Development Floater (Support of Jamaica),
                           Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 5.99%, due                6,287,685
                            3/30/19
      15,000,000       Agency for International Development Floater (Support of Morocco),
                           Variable Rate, 6 mo. LIBOR + .15%, 5.78%, due 10/29/26                   15,044,531
      20,000,000       Agency for International Development Floater (Support of Morocco),
                           Variable Rate, 6 mo. LIBOR - .015%, 5.71%, due 2/01/25                   19,578,125
      25,000,000       Agency for International Development Floater (Support of Portugal),
                           Variable Rate, 6 mo. LIBOR, 5.75%, due 1/01/21                           24,769,531
      10,077,500       Agency for International Development Floater (Support of Sri Lanka),
                           Variable Rate, 6 mo. LIBOR + .20%, 5.95%, due 6/15/12                    10,116,865
      10,266,668       Agency for International Development Floater (Support of Zimbabwe),
                           Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 5.88%, due               10,255,439
                            1/01/12
      15,000,000       Federal National Mortgage Association, 5.19%, due 7/20/98                    14,977,500
      20,000,000       Small Business Administration Series 95-C, 6.88%, due 9/01/05                20,560,000
                                                                                               ----------------
                                                                                                   140,148,192
                                                                                               ----------------





2               See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



   Par Value ($)/
       Shares           Description                                                               Value ($)
-------------------------------------------------------------------------------------------------------------------
                       Structured Notes -- 6.3%
     $ 3,550,000       Federal Home Loan Bank,
                           Variable Rate, (10 YR CMT + 2.55% - 3 mo. LIBOR), 2.38%, due
                            7/28/98                                                                  3,535,800
     $ 1,250,000       Federal National Mortgage Association,
                           Variable Rate, ((.50 * 2YR CMT) + 1.80%), 4.79%, due 3/10/98              1,246,875
     $22,500,000       Student Loan Marketing Association,
                           Variable Rate, (10.25% - 5YR DM SWAP), 5.23%, due 3/23/98                22,455,000
                                                                                               ----------------
                                                                                                    27,237,675
                                                                                               ----------------
                                                                                                   167,385,867
                                                                                               ----------------

                       TOTAL DEBT OBLIGATIONS  (COST  $379,462,633)                                386,348,780
                                                                                               ----------------
                       PREFERRED STOCKS -- 6.9%

                       Preferred Stocks -- 6.9%
          10,000       Bear Stearns Managed Income Securities Plus Fund 13.27%                       9,975,700
          20,000       Home Ownership Funding 2 Preferred 144A, 13.338%                             19,746,800
                                                                                               ----------------
                                                                                                    29,722,500
                                                                                               ----------------

                       TOTAL PREFERRED STOCKS  (COST  $29,706,360)                                  29,722,500
                                                                                               ----------------
                       SHORT-TERM INVESTMENTS -- 7.4%

                       Cash Equivalents -- 0.2%
     $ 1,050,000       BankBoston Eurodollar Time Deposit, 5.7875% due 3/2/98                        1,050,000 (b)
                                                                                               ----------------
                       Commercial Paper -- 2.7%
     $11,500,000       GE Capital Corp, 5.68% due 3/02/98                                           11,500,000
                                                                                               ----------------
                       Repurchase Agreements -- 4.5%
     $18,967,500       Morgan Stanley Repurchase Agreement dated 2/27/98, due
                       3/2/98, with a maturity value of $18,976,648 and an
                       effective yield of 5.7875%, collateralized by the
                       following debt obligations having an aggregate market
                       value of $24,502,875 (including accrued interest):
                            Norwest Corp, 6.55% due 12/1/06
                            Morgan Stanley Group, Floating Rate Note due 5/1/01
                            General Mills Food Corp, 5.82% due 2/5/03
                            First Chicago NBD, 6.05% due 7/21/00
                            Citicorp, 6.62% due 10/15/07
                            Citicorp, Floating Rate Note due 5/24/01                                18,967,500 (b)


               See accompanying notes to the financial statements.             3

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



       Par Value        Description                                                              Value ($)
------------------------------------------------------------------------------------------------------------------
                       Repurchase Agreements -- continued
     $   364,084       Salomon Smith Barney Inc. Repurchase Agreement, dated 2/27/98, due
                       3/2/98, with a maturity value of $364,237 and an effective yield of
                       5.07%, collateralized by a U.S. Treasury Obligation with a rate of
                       8.875%, with a maturity date of 8/15/17 and with a market value of
                       $371,365.                                                                       364,084
                                                                                               ----------------
                                                                                                    19,331,584
                                                                                               ----------------
                       TOTAL SHORT-TERM INVESTMENTS
                       (COST  $31,881,584)                                                          31,881,584
                                                                                               ----------------

                       TOTAL INVESTMENTS -- 103.8%
                       (Cost $441,050,577)                                                         447,952,864

                       Other Assets and Liabilities (net) -- (3.8)%                                (16,542,483)
                                                                                               ----------------

                       TOTAL NET ASSETS -- 100%                                                $   431,410,381
                                                                                               ================

                  Notes to the Schedule of Investments:

                     CMT - Constant Maturity Treasury Index
                     DM SWAP - 5 Year Deutsche Mark Constant Maturity Swap Rate

                     Variable rates -- The rates shown on variable notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.

                     144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 (a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.


                 (b) Represents investments of security lending collateral
                     (Note 1).


4              See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $441,050,577) (Note 1)                                              $447,952,864
  Dividends and interest receivable                                                                  3,708,975
  Receivable for variation margin on open futures contracts (Notes 1 and 6)                            168,594
  Receivable for expenses waived or borne by Manager (Note 2)                                           51,138
                                                                                                  ------------

      Total assets                                                                                 451,881,571
                                                                                                  ------------

Liabilities:
  Payable upon return of securities loaned (Note 1)                                                 20,017,500
  Payable to affiliate for (Note 2):
     Management fee                                                                                     89,096
     Shareholder service fee                                                                            53,458
  Payable for open swap contracts (Notes 1 and 6)                                                      112,256
  Accrued expenses                                                                                     198,880
                                                                                                  ------------

      Total liabilities                                                                             20,471,190
                                                                                                  ------------

Net assets                                                                                        $431,410,381
                                                                                                  ============

Net assets consist of:
  Paid-in capital                                                                                 $418,257,647
  Accumulated undistributed net investment income                                                    2,980,545
  Accumulated undistributed net realized gain                                                        3,434,575
  Net unrealized appreciation                                                                        6,737,614
                                                                                                  ------------
                                                                                                  $431,410,381
                                                                                                  ============

Net assets attributable to:
  Class III shares                                                                                $431,410,381
                                                                                                  ============

Shares outstanding:
  Class III                                                                                         42,034,709
                                                                                                  ============

Net asset value per share:
  Class III                                                                                       $      10.26
                                                                                                  ============



              See accompanying notes to the financial statements.              5

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest (including securities lending income of $33,834)         $30,219,243
  Dividends                                                           3,284,940
                                                                    -----------

      Total income                                                   33,504,183
                                                                    -----------

Expenses:
  Management fee (Note 2)                                             1,311,252
  Custodian and transfer agent fees                                      78,733
  Audit fees                                                             35,999
  Legal fees                                                             11,740
  Registration fees                                                       9,946
  Trustees fees (Note 2)                                                  4,720
  Miscellaneous                                                           4,754
  Fees waived or borne by Manager (Note 2)                             (932,631)
                                                                    -----------
                                                                        524,513
  Shareholder service fee (Note 2)
     Class I                                                              7,627
     Class III                                                          782,627
                                                                    -----------
     Net expenses                                                     1,314,767
                                                                    -----------

         Net investment income                                       32,189,416
                                                                    -----------

Realized and unrealized gain (loss):
  Net realized gain on:
     Investments                                                      1,587,942
     Closed futures contracts                                         9,623,154
     Closed swap contracts                                            3,034,102
                                                                    -----------

         Net realized gain                                           14,245,198
                                                                    -----------

  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      7,228,892
     Open futures contracts                                           1,956,925
     Open swap contracts                                               (112,256)
     Written options                                                     (9,375)
                                                                    -----------

         Net unrealized gain                                          9,064,186
                                                                    -----------

     Net realized and unrealized gain                                23,309,384
                                                                    -----------

Net increase in net assets resulting from operations                $55,498,800
                                                                    ===========


6              See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                            Year Ended                 Year Ended
                                                                         February 28, 1998           February 28, 1997
                                                                         -----------------           -----------------
Increase (decrease) in net assets:
Operations:
  Net investment income                                                    $  32,189,416                $  27,372,630
  Net realized gain                                                           14,245,198                      984,536
  Change in net unrealized appreciation (depreciation)                         9,064,186                   (3,180,642)
                                                                           -------------                -------------
  Net increase in net assets resulting from operations                        55,498,800                   25,176,524
                                                                           -------------                -------------

Distributions to shareholders from:
  Net investment income
      Class I                                                                   (206,797)                     (17,070)
      Class III                                                              (34,705,546)                 (25,071,527)
                                                                           -------------                -------------
      Total distributions from net investment income                         (34,912,343)                 (25,088,597)
                                                                           -------------                -------------
  Net realized gains
      Class I                                                                    (76,406)                      (1,958)
      Class III                                                              (10,245,112)                  (3,491,659)
                                                                           -------------                -------------
      Total distributions from net realized gains                            (10,321,518)                  (3,493,617)
                                                                           -------------                -------------
  In excess of net realized gains
      Class I                                                                         --                         (878)
      Class III                                                                       --                   (1,566,602)
                                                                           -------------                -------------
      Total distributions in excess of net realized gains                             --                   (1,567,480)
                                                                           -------------                -------------

                                                                             (45,233,861)                 (30,149,694)
                                                                           -------------                -------------
  Net share transactions: (Note 5)
      Class I                                                                 (3,679,073)                   3,600,624
      Class III                                                             (149,668,125)                 264,915,841
                                                                           -------------                -------------
  Increase (decrease) in net assets resulting from net share
     transactions                                                           (153,347,198)                 268,516,465
                                                                           -------------                -------------

      Total increase (decrease) in net assets                               (143,082,259)                 263,543,295

Net assets:
  Beginning of period                                                        574,492,640                  310,949,345
                                                                           -------------                -------------

  End of period (including accumulated undistributed net
     investment income of $2,980,545 and $5,703,472, respectively)         $ 431,410,381                 $574,492,640
                                                                           =============                =============


               See accompanying notes to the financial statements.             7

GMO Domestic Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                                  Period from           Period from September 10, 1996
                                                                 March 1, 1997           (commencement of operations)
                                                               to January 9, 1998            to February 28, 1997
                                                               ------------------        -----------------------------
Net asset value, beginning of period                               $10.16                         $10.01
                                                                   ------                         ------

Income from investment operations:
   Net investment income                                             0.56+                          0.36
   Net realized and unrealized gain                                  0.56                           0.13
                                                                   ------                         ------

      Total from investment operations                               1.12                           0.49
                                                                   ------                         ------

Less distributions to shareholders:
   From net investment income                                       (0.68)                         (0.29)
   From net realized gains                                          (0.27)                         (0.03)
   In excess of net realized gains                                    --                           (0.02)
                                                                   ------                         ------

      Total distributions                                           (0.95)                         (0.34)
                                                                   ------                         ------
Net asset value, end of period                                     $10.33/(a)/                    $10.16
                                                                   ======                         ======

Total Return /(b)/                                                  11.52 %                         4.93 %

Ratios/Supplemental Data:

   Net assets, end of period (000's)                                   --                         $3,630
   Net expenses to average daily net assets                          0.38 %*                        0.38 %*
   Net investment income to average daily net assets                 6.31 %*                        5.83 %*
   Portfolio turnover rate                                             59 %                           25 %
   Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following per share                 $ 0.02                         $ 0.01
      amounts:

*   Annualized.

+   Computed using average shares outstanding throughout the period.

(a) All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

(b) The total returns would have been lower had certain expenses not been waived during the periods shown.


8              See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------


                                                                        Year Ended February 28/29,
                                                            --------------------------------------------------
                                                              1998           1997         1996         1995*
                                                            ---------      ---------    ---------    ---------
Net asset value, beginning of period                        $   10.18      $   10.40    $   10.13    $   10.00
                                                            ---------      ---------    ---------    ---------

Income from investment operations:
  Net investment income                                          0.67           0.58         0.66         0.24
  Net realized and unrealized gain (loss)                        0.38          (0.09)        0.58         0.07
                                                            ---------      ---------    ---------    ---------

    Total from investment operations                             1.05           0.49         1.24         0.31
                                                            ---------      ---------    ---------    ---------

Less distributions to shareholders:
  From net investment income                                    (0.70)         (0.60)       (0.60)       (0.18)
  From net realized gains                                       (0.27)         (0.08)       (0.37)          --
  In excess of net realized gains                                  --          (0.03)          --           --
                                                            ---------      ---------    ---------    ---------

    Total distributions                                         (0.97)         (0.71)       (0.97)       (0.18)
                                                            ---------      ---------    ---------    ---------
Net asset value, end of period                              $   10.26      $   10.18    $   10.40    $   10.13
                                                            =========      =========    =========    =========

Total Return/(a)/                                               10.71%          4.93%       12.50%        3.16%

Ratios/Supplemental Data:

  Net assets, end of period (000's)                         $ 431,410      $ 570,862    $ 310,949    $ 209,377
  Net expenses to average daily net assets                       0.25%          0.25%        0.25%        0.25%**
  Net investment income to average daily net assets              6.14%          6.15%        6.52%        6.96%**
  Portfolio turnover rate                                          59%            25%          70%          65%
  Fees and expenses voluntarily waived or borne by
     the Manager consisted of the following per
     share amounts:                                         $    0.02      $    0.02    $    0.01    $    0.01

* For the period from August 18, 1994 (commencement of operations) to February 28, 1995.

**    Annualized.

/(a)/ The total returns would have been lower had certain expenses not been waived during the periods shown.


               See accompanying notes to the financial statements.             9

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.    Significant accounting policies

      GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

      The Fund seeks high total return through investment in U.S. government securities and other investment grade bonds denominated in U.S. dollars while generally maintaining a portfolio duration of approximately four to six years (excluding short-term investments).

      On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

      Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

      The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      Portfolio valuation
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


      another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1998, the total value of these securities represented 15% of net assets. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

      Futures contracts
      The Fund may use futures contracts to manage its exposure to the bond markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instruments or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

      Options
      The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 1998, the Fund had no written option contracts outstanding.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


      Repurchase agreements
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults, the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      Indexed securities
      The Fund may also invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      Security lending
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $19,619,244, collateralized by cash in the amount of $20,017,500 which was invested in short-term instruments.

      Swap agreements
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate and total return swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


      Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.

      Taxes
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

      Distributions to shareholders
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      Security transactions and related investment income
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as income.

      Allocation of operating activity
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


2.    Fees and other transactions with affiliates

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

      GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .10% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .25%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $4,720. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    Purchases and sales of securities

      For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                  Purchases              Proceeds
                                                              -----------------      ----------------
           U.S. Government securities                        $  125,653,058         $  228,583,505
           Investments (non-U.S. Government securities)         165,754,997            208,480,247

      At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:


                                   Gross Unrealized        Gross Unrealized         Net Unrealized
           Aggregate Cost            Appreciation            Depreciation            Appreciation
       -----------------------  -----------------------  ----------------------   -------------------
           $ 441,050,577             $ 7,668,137               $ 765,850             $ 6,902,287

4.    Principal shareholders

      At February 28, 1998, 43.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

5.    Share transactions

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                                  Period from September 10, 1996
                                                Period from March 1, 1997        (commencement of operations) to
                                                    to January 9, 1998                  February 28, 1997
                                            ----------------------------------  -----------------------------------
       Class I:                                 Shares             Amount          Shares             Amount
                                            ---------------  -----------------  ---------------  ------------------
       Shares sold                              46,389       $     476,298         385,608       $   3,888,618
       Shares issued to shareholders in
           reinvestment of distributions        27,963             283,203           1,967              19,906
       Shares repurchased                     (431,611)         (4,438,574)        (30,316)           (307,900)
                                            ---------------  -----------------  ---------------  ------------------
       Net increase/(decrease)                (357,259)      $  (3,679,073)        357,259       $   3,600,624
                                            ===============  =================  ===============  ==================


                                                        Year Ended                          Year Ended
                                                    February 28, 1998                   February 28, 1997
                                            ----------------------------------  -----------------------------------
       Class III:                               Shares             Amount          Shares             Amount
                                            ---------------  -----------------  ---------------  ------------------
       Shares sold                           22,386,390      $  227,678,006      26,591,731      $  269,419,204
       Shares issued to shareholders in
           reinvestment of distributions      3,685,870          37,365,549       2,531,335          25,549,376
       Shares repurchased                   (40,102,345)       (414,711,680)     (2,947,048)        (30,052,739)
                                            ---------------  -----------------  ---------------  ------------------
       Net increase/(decrease)              (14,030,085)     $ (149,668,125)     26,176,018      $  264,915,841
                                            ===============  =================  ===============  ==================

6.    Financial instruments

      A summary of outstanding financial instruments at February 28, 1998 is as follows:

      Long futures contracts


                                                                                               Net Unrealized
        Number of                                                                               Appreciation
        Contracts                  Type              Expiration Date      Contract Value       (Depreciation)
      --------------- ---------------------------- -------------------  -------------------  ------------------
         146          U.S. Long Bond                   March 1998       $     17,634,062     $      221,832
          67          U.S. Long Bond                    June 1998              8,071,406            (76,052)
         187          U.S. Treasury Note 10 Yr         March 1998             21,072,563            226,503
         241          U.S. Treasury Note 10 Yr          June 1998             27,142,625            (50,238)
         446          U.S. Treasury Note 5 Yr           June 1998             48,641,875           (374,462)
                                                                                             ------------------
                                                                                             $      (52,417)
                                                                                             ==================


      At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


       Written put option transactions


                                                    Principal Amount of
                                                         Contracts
                                                      (000's omitted)            Premiums
                                                   ----------------------  ----------------------
       Outstanding, beginning of period                  $30,000                 $126,563
       Options written                                    30,000                  150,000
       Options exercised                                 (60,000)                (276,563)
       Options expired                                       -                       -
                                                   ----------------------  ----------------------
       Outstanding, end of period                            -                       -
                                                   ======================  ======================

       Swap agreement


          Notional                                                                                 Net Unrealized
           Amount       Expiration Date                        Description                          Depreciation
       ---------------  ----------------  ------------------------------------------------------  -----------------
        $50,000,000         5/22/98       Agreement with Morgan Guaranty Trust Company dated         $(112,256)
                                          4/22/97 to receive (pay) the notional amount
                                          multiplied by the return on the Lehman Brothers
                                          Treasury Index and to pay the notional amount
                                          multiplied by 3 month LIBOR adjusted by a specified
                                          spread.*
                                                                                                  -----------------
                                                                                                  $   (112,256)
                                                                                                  -----------------

       * Swap agreement valued by management (Note 1).

GMO Domestic Bond Fund
(A Series of GMO Trust)

Federal Income Tax Information -- (Unaudited)
--------------------------------------------------------------------------------


      For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 11.68% of distributions as net capital gain dividends.

GMO Domestic Bond Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------

Portfolio Managers

      Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

Management Discussion and Analysis of Fund Performance

      The Class III shares of the Domestic Bond Fund returned 10.7% for the fiscal year ended February 28, 1998, as compared to 10.7% for the Lehman Brothers Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in high-quality, domestic fixed income instruments throughout the period.

      The Fund matched the return of the benchmark as interest rates fell significantly during the fiscal year. Because the policy of the Fund is to match approximately the duration, or maturity risk, of the benchmark, the shift in rates did not impact adversely its relative performance. The falling rate environment provided attractive total return for the fund, well in excess of its yield.

      During the year the majority of the Fund's assets were invested in U.S. agency and asset-backed securities. The additional yield provided by the Fund's holdings of asset-backed securities offset the fees, expenses and transaction costs associated with its management. Because these issues tend to have short effective maturities, U.S. Treasury interest rate futures were used to maintain the Fund's interest rate exposure near that of the benchmark.

      At the fiscal year end approximately 32% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card and health care receivables. Also, approximately 33% of the Fund was invested in U.S. government agency issues which offered higher yields than similar maturity U.S. Treasury securities.

      GMO believes that asset-backed securities will continue to offer attractive opportunities to enhance the yield of the Fund. The maturity exposure of the fund is managed to approximate that of the U.S. treasury market. As such, the Fund will remain exposed to capital changes resulting from shifts in U.S. interest rates.

      The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

--------------------------------------------------------------------------------
           Comparison of Change in Value of a $10,000 Investments in
                  GMO Domestic Bond Fund Class III Shares and
                   the Lehman Brothers Government Bond Index
                            As of February 28, 1998

              -------------------------------------
                  Average Annual Total Return
              -------------------------------------
                                            Since
                                          Inception
               1 Year       5 Year         8/18/94
    Class     -------------------------------------
     III       10.7%          n/a            8.8%
              -------------------------------------

                           [LINE GRAPH APPEARS HERE]


                  GMO Domestic Bond             Lehman Brothers
                  Fund Class III                Government Bond
  Date                Shares                         Index
  ----            -----------------             ---------------

8/18/94               $10,000                       $10,000
2/28/95               $10,315                       $10,366
2/29/96               $11,604                       $11,620
2/28/97               $12,176                       $12,149
2/28/98               $13,481                       $13,443




Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Emerging Country Debt Fund (A Series of GMO Trust)



      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 23, 1998

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

           Par Value        Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            DEBT OBLIGATIONS -- 62.5%
                            Argentina -- 15.4%
USD            575,000      Argentina Pro 4,
                               Variable Rate, 1 mo. LIBOR, 5.61%, due 12/28/10         513,188
ARP         35,134,370      Argentina Pro-1 Co-Participation Rights,
                               Variable Rate, 1 mo. Peso Deposit Rate, 2.98%,
                               due 4/01/07                                          22,945,433
ARP         32,323,800      Province of Buenos Aires,
                               Variable Rate, 1 mo. Peso Deposit Rate, 2.98%,
                               due 4/01/07                                          27,569,824
ARP          1,900,000      Provincia Corrientes,
                               Variable Rate, 1 mo. Peso Deposit Rate, 2.98%,
                               due 4/01/09                                             964,732
ARP         13,000,000      Republic of Argentina, 8.75%, due 7/10/02               11,933,467
ARP          2,000,000      Republic of Argentina Bocon Pro 1, PIK,
                               Variable Rate, 1 mo. Peso Deposit Rate, 2.98%,
                               due 4/01/07                                           1,865,933
USD          9,600,000      Republic of Argentina Discount Bond,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.88%, due
                               3/31/23                                               8,172,000
USD            900,000      Republic of Argentina Global Bond, 11.38%, due
                               1/30/17                                               1,023,750
USD         57,600,000      Republic of Argentina Par Bond,
                               Variable Rate, Step Up, 5.50%, due 3/31/23           43,668,000
                                                                                 --------------
                                                                                   118,656,327
                                                                                 --------------

                            Bosnia & Herzegovina -- 0.0%
DEM          2,244,033      Bosnia & Herzegovina Series A, Step Up, 2.00%,
                               due 12/11/17                                            284,399
DEM          3,446,721      Bosnia & Herzegovina Series B, Zero Coupon,
                               0.00%, due 12/11/17                                      83,091
                                                                                 --------------
                                                                                       367,490
                                                                                 --------------

                            Brazil -- 12.4%
USD        102,815,106      Brazil Capitalization Bond, PIK, 8.00%, due
                               4/15/14                                              83,537,276
USD         15,000,000      Brazil Discount ZL Bond,
                               Variable Rate, 6 Mo. LIBOR + .81%, 6.69%, due
                               4/15/24                                              12,412,500
                                                                                 --------------
                                                                                    95,949,776
                                                                                 --------------

                            Bulgaria -- 0.6%
USD         18,000,000      Bulgaria Discount Series B Strips, Basket 2,
                               0.00%, due 7/28/24                                    2,295,000
USD          1,950,000      Bulgaria IAB,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.56%, due
                               7/28/11                                               1,491,750
USD          5,000,000      Bulgaria Par Bond, Series B Strips, Tranche B,
                               0.00%, due 7/28/24                                      727,500
                                                                                 --------------
                                                                                     4,514,250
                                                                                 --------------

              See accompanying notes to the financial statements.              1

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

           Par Value        Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            Costa Rica -- 0.4%
USD          1,548,832      Central Bank of Costa Rica Interest Series A,
                               Variable Rate, 3 mo. LIBOR + .81%, 6.57%, due
                               5/21/05                                               1,378,460
USD            881,232      Central Bank of Costa Rica Interest Series B,
                               Variable Rate, 3 mo. LIBOR + .81%, 6.57%, due
                               5/21/05                                                 775,484
USD          1,000,000      Central Bank of Costa Rica Principal Bond Series
                               A, 6.25%, due 5/21/10                                   830,000
                                                                                 --------------
                                                                                     2,983,944
                                                                                 --------------

                            Dominican Republic -- 1.1%
USD         10,957,000      Dominican Republic Discount Bond,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.88%, due
                               8/30/24                                               8,765,600
                                                                                 --------------

                            Ecuador -- 4.5%
USD         13,215,000      Republic of Ecuador Discount Bond (Global
                               Registered), Variable Rate, 6 mo. LIBOR +
                               .81%, 6.63%, due 2/28/25                              9,779,100
USD         44,500,000      Republic of Ecuador Par Bond,
                               Variable Rate, Step up, 3.50%, due 2/28/25           24,391,563
USD            222,555      Republic of Ecuador PDI (Global Bearer
                               Capitalization Bond), PIK,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.63%, due
                               2/27/15                                                 142,435
USD            546,780      Republic of Ecuador PDI (Registered), PIK,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.63%, due
                               2/27/15                                                 349,939
                                                                                 --------------
                                                                                    34,663,037
                                                                                 --------------

                            Ivory Coast -- 1.2%
FRF        120,000,000      Ivory Coast, FLIRB,
                               Variable Rate, Step Up, 2.00%, due 10/31/00/(a)/      6,749,544
USD          7,000,000      Ivory Coast, FLIRB,
                               Variable Rate, Step Up, 2.00%, due 10/31/00/(a)/      2,397,500
                                                                                 --------------
                                                                                     9,147,044
                                                                                 --------------

                            Jordan -- 3.3%
USD         21,250,000      Hashemite Kingdom of Jordan Par Bond,
                               Variable Rate, Step up  144A, 5.00%, due
                               12/23/23                                             14,715,625
USD         11,019,428      Hashemite Kingdom of Jordan PDI,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.88%, due
                               12/23/05                                             10,523,554
                                                                                 --------------
                                                                                    25,239,179
                                                                                 --------------

                            Macedonia -- 1.2%
USD         14,384,127      Macedonia Capitalization Bond, PIK,
                               Variable Rate, 9 mo. and 10 mo. interpolated
                               LIBOR + .81%, 6.66%, due 7/02/12                      8,990,080
                                                                                 --------------

2                      See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

           Par Value        Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            Mexico -- 9.6%
USD         14,000,000      Mexico Discount Bond Series A,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.69%, due
                               12/31/19                                             13,098,750
USD          5,000,000      Mexico Discount Bond Series B,
                               Variable Rate, 6 mo. LIBOR + .81%, 6.62%, due
                               12/31/19                                              4,678,125
FRF        335,250,000      Mexico Par Bond, 6.63%, due 12/31/19                    47,967,182
CHF         10,000,000      Mexico Par Bond, 3.75%, due 12/31/19                     5,269,147
USD          2,000,000      Mexico Par Bond, Series A, 6.25%, due 12/31/19           1,687,500
USD          1,500,000      Mexico Par Bond, Series B, 6.25%, due 12/31/19           1,265,625
                                                                                 --------------
                                                                                    73,966,329
                                                                                 --------------

                            Nigeria -- 2.2%
USD         23,500,000      Central Bank of Nigeria Par Bond,
                               Variable Rate, Step up, 6.25%, due 11/15/20          16,920,000
                                                                                 --------------

                            Panama -- 0.8%
USD          7,828,000      Panama Interest Reduction Bond,
                               Variable Rate, Step up, 3.75%, due 7/17/14            6,115,625
                                                                                 --------------

                            Peru -- 0.5%
USD            975,000      Peru FLIRB,
                               Variable Rate, Step Up, 3.25%, due 3/07/17              591,094
USD          5,000,000      Peru FLIRB,
                               Variable Rate, Step Up 144A, 3.25%, due 3/07/17       3,031,250
                                                                                 --------------
                                                                                     3,622,344
                                                                                 --------------

                            Supra National -- 1.1%
ZAR        250,000,000      International Bank Recon and Development, 0.00%,
                               due 5/14/12                                           8,722,048
                                                                                 --------------

                            United States -- 1.8%

                            Asset Backed Securities -- 0.6%
USD          5,000,000      Americredit Automobile Receivables Trust 97 Class
                               A2, Variable Rate, 1 mo. LIBOR + .10%, 5.73%,
                               due 3/05/01                                           4,998,500
                                                                                 --------------

                            U.S. Government -- 1.2%
USD          9,065,160      U.S. Treasury Inflation Indexed Note, 3.63%, due
                               7/15/02/(b)/                                          9,016,997
                                                                                 --------------

                            Total United States                                     14,015,497
                                                                                 --------------

                       See accompanying notes to the financial statements.     3

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

           Par Value        Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            Venezuela -- 6.4%
USD         21,025,000      Republic of Venezuela, 9.25%, due 9/15/27               18,848,913
USD          2,062,857      Republic of Venezuela DCB Odd Lot,
                               Variable Rate, 6 mo. LIBOR + .88%, 6.81%, due
                               12/18/07                                              1,841,100
USD         16,040,953      Republic of Venezuela DCB,
                               Variable Rate, 6 mo. LIBOR + .88%, 6.81%, due
                               12/18/08                                             13,915,525
USD            360,000      Republic of Venezuela FLIRB Series B Odd Lot,
                               Variable Rate, 6 mo. LIBOR + .88%, 6.75%, due
                               3/31/07                                                 318,825
USD         15,320,325      Republic of Venezuela New Money Bond Series A,
                               Variable Rate, 6 Mo. LIBOR + 1%, 6.94%, due
                               12/18/05                                             13,520,187
USD            985,412      Republic of Venezuela New Money Bond Series B Odd
                               Lot, Variable Rate, 6 mo. LIBOR + .88%, 6.81%,
                               due 12/18/05                                            869,626
                                                                                 --------------
                                                                                    49,314,176
                                                                                 --------------

                            TOTAL DEBT OBLIGATIONS
                             (COST  $428,382,939)                                  481,952,746
                                                                                 --------------

                            LOAN ASSIGNMENTS -- 25.2%

                            Algeria -- 1.6%
JPY        376,793,704      Algeria Tranche 1, JPY LIBOR + .8125% (1.4375%)          1,819,395
USD          3,818,182      Algeria Tranche 1, LIBOR + .8125% (6.6875%)              2,806,364
JPY        500,000,000      Algeria Tranche 3 Loan, JPY 6 mo. LIBOR + .8125%
                               (1.53125%)                                            2,562,733
USD            495,867      Algeria Tranche 3, LIBOR + .8125% (6.6875%)                345,867
USD          3,181,818      Algeria Tranche A Loan,
                               Variable Rate, 6 mo. LIBOR + 1.5% (7.375%)            2,982,955
JPY        313,994,754      Algeria Tranche A, JPY LIBOR + 1.5% (2.125%)             2,187,251
                                                                                 --------------
                                                                                    12,704,565
                                                                                 --------------

                            Congo Republic -- 1.0%
FRF        102,097,963      Republic of Congo Loan Agreement*                        4,359,363
ECU          8,195,761      Republic of Congo Loan Agreement*                        2,320,122
USD          4,179,127      Republic of Congo Loan Agreement*                        1,086,573
                                                                                 --------------
                                                                                     7,766,058
                                                                                 --------------

                            Ivory Coast -- 3.4%
USD          3,656,573      Ivory Coast Credit Agreement*                            1,417,110
DEM            361,735      Ivory Coast Credit Agreement*                               73,750
SDR          2,974,383      Ivory Coast Credit Agreement*                            1,480,202
FRF        299,447,436      Ivory Coast Credit Agreement*                           21,883,321
JPY        428,291,342      Ivory Coast Refinancing Agreement*                       1,254,396

4                     See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

           Par Value        Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            Ivory Coast -- continued
BEF         18,333,554      Ivory Coast Refinancing Agreement*                         181,084
                                                                                 -------------
                                                                                    26,289,863
                                                                                 -------------
                            Russia -- 19.0%

ECU          5,000,000      International Bank for Economic Cooperation Loan
                               Agreement*                                            2,912,540
CHF          1,500,000      International Bank for Economic Cooperation Loan
                               Agreement*                                              546,811
JPY        900,000,000      International Investment Bank Loan Agreement*            3,526,478
USD         24,000,000      International Investment Bank Loan Agreement*           13,560,000
DEM         10,000,000      International Investment Bank Loan Agreement*            3,113,291
USD        199,488,310      Russia Vnesh Restructured Loan Agreements, LIBOR
                               + .8125% (3.2486%)                                  120,191,708
DEM          5,208,190      Russia Vnesheconombank Foreign Trade Obligation*         2,295,874
                                                                                 -------------
                                                                                   146,146,702
                                                                                 -------------
                            Yugoslavia -- 0.2%
USD          1,400,368      Yugoslavia New Financing Agreement Tranche A*              630,166
USD          1,852,004      Yugoslavia New Financing Agreement Tranche C*              833,396
                                                                                 -------------
                                                                                     1,463,562
                                                                                 -------------
                            TOTAL LOAN ASSIGNMENTS
                            (COST $171,681,905)                                    194,370,750
                                                                                 -------------
                            LOAN PARTICIPATIONS -- 5.8%

                            Algeria -- 1.6%
JPY        118,636,364      Algeria Tranche 1, JPY LIBOR + .8125% (1.4375%)
                               (Participation with Bank of America)                    572,850
USD          2,000,000      Algeria Tranche 2, LIBOR + .8125% (7.00%)
                               (Participation with Salomon)                          1,617,500
FRF         50,564,324      Algeria Tranche 3, FRF LIBOR + .8125% (4.3125%)
                               (Participation with Salomon)                          5,418,229
FRF         40,000,000      Algeria Tranche 3, FRF LIBOR + .8125% (4.3125%)
                               (Participation with Salomon)                          4,286,207
JPY         98,863,636      Algeria Tranche A, JPY LIBOR + 1.5% (2.125%)
                               (Participation with Bank of America)                    688,673
                                                                                 -------------
                                                                                    12,583,459
                                                                                 -------------

              See accompanying notes to the financial statements.              5

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

           Par Value        Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            Cameroon -- 0.5%
NLG         28,052,902      Cameroon Loan Agreement (Participation with Bank
                               of America and Salomon)*                              3,837,419
                                                                                 -------------
                            Jamaica -- 0.7%
USD          5,812,500      Jamaica Refinancing Agreement Tranche B, LIBOR +
                               .81% (6.44%) (Participation with Chase
                               Manhattan Bank and Salomon)                           5,056,875
                                                                                 -------------

                            Morocco -- 2.7%
JPY        384,300,844      Morocco Restructuring and Consolidating Agreement
                               Tranche A, Japanese Long Term Fixed Prime +
                               .2175% (3.0175%) (Participation with J.P.             2,395,606
                               Morgan)
JPY      2,971,603,837      Morocco Restructuring and Consolidating Agreement
                               Tranche A, Japanese Long Term Floating Prime +
                               .1175% (2.6175%) (Participation with Bankers
                               Trust Co. and J.P. Morgan)                           18,524,009
                                                                                 -------------
                                                                                    20,919,615
                                                                                 -------------
                            Russia -- 0.2%
USD          2,000,000      International Investment Bank Loan Agreement*            1,130,000
                                                                                 -------------
                            Yugoslavia -- 0.1%
USD          2,100,336      Yugoslavia New Financing Agreement Tranche B
                               (Participation with Chase Manhattan Bank)*              945,151
                                                                                 -------------
                            TOTAL LOAN PARTICIPATIONS
                            (COST $40,802,330)                                      44,472,519
                                                                                 -------------
                            PROMISSORY NOTES -- 1.5%

                            Nigeria -- 0.2%
USD          3,000,000      Nigeria Promissory Notes, 5.09%, due 1/05/10             1,560,000
                                                                                 -------------
                            Russia -- 1.3%
USD         17,500,000      Russia Vnesheconombank Foreign Trade Obligation
                               Promissory Notes, 0.00%, due 6/30/99/(a)/            10,062,500
                                                                                 -------------
                            TOTAL PROMISSORY NOTES
                            (COST $10,862,889)                                      11,622,500
                                                                                 -------------

6             See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

       Principal Amount     Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            CALL OPTIONS PURCHASED -- 0.0%

                            Options on Futures -- 0.0%
USD            500,000      Eurodollar, Expires 3/16/98, Strike 94.25                   40,000
                                                                                 --------------

                            TOTAL CALL OPTIONS PURCHASED
                             (COST  $31,300)                                            40,000
                                                                                 --------------

                            PUT OPTIONS PURCHASED -- 0.0%

                            Cross Currency Options -- 0.0%
USD          3,917,376      TRL Put/1.00 USD + 1.50 DEM Basket Call, Expires
                            5/12/98, Strike 545,000                                     20,217
USD          4,694,227      TRL Put/1.00 USD + 1.50 DEM Basket Call, Expires
                            5/26/98, Strike 565,000                                     16,000
                                                                                 --------------
                                                                                        36,217
                                                                                 --------------

                            Options on Commodities -- 0.0%
USD            200,000      NYMEX Crude Oil, Expires 6/05/98, Strike 16.2              170,000
                                                                                 --------------

                            Options on Futures -- 0.0%
USD            500,000      Eurodollar, Expires 3/16/98, Strike 94                       2,500
                                                                                 --------------

                            TOTAL PUT OPTIONS PURCHASED
                             (COST  $216,552)                                          208,717
                                                                                 --------------
            Shares
-----------------------------
                            RIGHTS AND WARRANTS -- 0.0%

                            Mexico -- 0.0%
            75,017,000      United Mexican States Warrants, Expires                         --
                            6/30/03**
                                                                                 --------------

                            Nigeria -- 0.0%
                14,000      Central Bank of Nigeria Payment Adjusted
                            Warrants, Expires 11/15/20 **                                   --
                                                                                 --------------

                            Venezuela -- 0.0%
                72,125      Republic of Venezuela Recovery Warrants,
                            Expires 04/15/20 **                                             --
                                                                                 --------------

                            TOTAL RIGHTS AND WARRANTS  (COST  $0)                           --
                                                                                 --------------

                       See accompanying notes to the financial statements.     7

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

       Par Value/Shares     Description                                            Value ($)
--------------------------------------------------------------------------------------------------
                            SHORT-TERM INVESTMENTS -- 3.5%

                            Cash Equivalents -- 0.1%
USD            748,633      BankBoston Eurodollar Time Deposit, 5.7875% due
                            3/2/98/(c)/                                                748,633
USD             51,860      First Union National Bank of North Carolina
                            Eurodollar Time Deposit, 5.6250% due 3/2/98/(c)/            51,860
               293,007      Merrimac Cash Fund Premium Class/(c)/                      293,007
                                                                                 --------------
                                                                                     1,093,500
                                                                                 --------------

                            Commercial Paper -- 3.4%
USD         26,000,000      GE Capital Corp, 5.68%, due 3/2/98                      26,000,000
                                                                                 --------------

                            TOTAL SHORT-TERM INVESTMENTS
                             (COST  $27,093,500)                                    27,093,500
                                                                                 --------------

                            TOTAL INVESTMENTS -- 98.5%
                            (Cost $679,071,415)                                    759,760,732

                            Other Assets and Liabilities (net)-- 1.5%               11,205,735
                                                                                 --------------

                            TOTAL NET ASSETS -- 100%                             $ 770,966,467
                                                                                 ==============

                            Notes to the Schedule of Investments:

                            DCB - Debt Conversion Bond

                            FLIRB - Front Loaded Interest Reduction Bond

                            PIK - Payment In Kind

                            PDI - Past Due Interest

                            144A - Securities exempt from registration under
                               Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                            Variable and Step up rates - The rates shown on
                               variable and step up rate notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.

8                      See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


                 Notes to the Schedule of Investments -- continued

                 Currency Abbreviations:

                ARP - Argentinian Peso                 JPY - Japanese Yen
                BEF - Belgian Franc                    MYR - Malaysian Ringgit
                BRL - Brazilian Real                   NLG - Netherlands Guilder
                CHF - Swiss Franc                      SDR - Special Drawing Rights
                DEM - German Mark                      THB - Thailand Baht
                ECU - European Currency Unit           TRL - Turkish Lira
                FRF - French Franc                     TWD - New Taiwan Dollar
                GBP - British Pound                    USD - United States Dollar
                IDR - Indonesian Rupiah                ZAR - South African Rand

                /(a)/ When-issued security.
                /(b)/ Security has been segregated to cover margin requirements on open financial futures contracts.
                /(c)/ Represents investments of security lending collateral
                      (Note 1).
                 *    Non-performing. Borrower not currently paying interest.
                 **   Non-income producing security.



              See accompanying notes to the financial statements.              9

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $679,071,415) (Note 1)                              $759,760,732
   Interest receivable                                                               10,417,130
   Receivable for Fund shares sold                                                   10,015,682
   Receivable for open swap contracts (Notes 1 and 6)                                 8,217,026
   Cash (Note 1)                                                                      4,716,261
   Receivable for open forward foreign currency contracts (Notes 1 and 6)             3,794,391
   Receivable for expenses waived or borne by Manager (Note 2)                          129,385
   Receivable for variation margin on open futures contracts (Notes 1 and 6)              1,338
   Miscellaneous receivable                                                              44,870
                                                                                   ------------

       Total assets                                                                 797,096,815
                                                                                   ------------
Liabilities:
   Payable for investments purchased                                                 19,107,269
   Payable upon return of securities loaned (Note 1)                                  1,093,500
   Payable for open forward foreign currency contracts (Notes 1 and 6)                4,171,698
   Payable for Fund shares repurchased                                                1,173,565
   Payable to affiliate for (Note 2):
      Management fee                                                                    284,448
      Shareholder service fee                                                            71,856
   Accrued expenses                                                                     184,205
   Miscellaneous payable                                                                 43,807
                                                                                   ------------

       Total liabilities                                                             26,130,348
                                                                                   ------------

Net assets                                                                         $770,966,467
                                                                                   ============
Net assets consist of:
   Paid-in capital                                                                 $594,642,821
   Accumulated undistributed net investment income                                   45,421,506
   Accumulated undistributed net realized gain                                       42,383,504
   Net unrealized appreciation                                                       88,518,636
                                                                                   ------------
                                                                                   $770,966,467
                                                                                   ============
Net assets attributable to:
   Class III shares                                                                $460,386,606
                                                                                   ============
   Class IV shares                                                                 $310,579,861
                                                                                   ============
Shares outstanding:
   Class III                                                                         39,550,731
                                                                                   ============
   Class IV                                                                          26,699,294
                                                                                   ============
Net asset value per share:
   Class III                                                                       $      11.64
                                                                                   ============
   Class IV                                                                        $      11.63
                                                                                   ============

10            See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
   Interest (including securities lending income of $26,470)                       $ 51,257,391
                                                                                   -------------

       Total income                                                                  51,257,391
                                                                                   -------------

Expenses:
   Management fee (Note 2)                                                            2,823,080
   Custodian fees                                                                       186,100
   Legal fees                                                                           123,001
   Audit fees                                                                            70,509
   Transfer agent and dividend disbursing agent fees                                     40,123
   Trustees fees (Note 2)                                                                 4,567
   Registration fees                                                                      2,500
   Miscellaneous                                                                          7,772
   Fees waived or borne by Manager (Note 2)                                          (1,087,585)
                                                                                   -------------
                                                                                      2,170,067
   Shareholder service fee (Note 2)
       Class I                                                                           15,103
       Class II                                                                           4,453
       Class III                                                                        783,908
       Class IV                                                                          32,884
                                                                                   -------------
       Net expenses                                                                   3,006,415
                                                                                   -------------

          Net investment income                                                      48,250,976
                                                                                   -------------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                                   98,329,104
       Closed futures contracts                                                        (649,931)
       Closed swap contracts                                                         18,246,291
       Written options                                                                3,395,950
       Foreign currency, forward contracts and foreign currency related
         transactions                                                                23,534,700
                                                                                   -------------

          Net realized gain                                                         142,856,114
                                                                                   -------------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                                  (70,105,796)
       Open futures contracts                                                          (806,571)
       Open swap contracts                                                            6,708,967
       Foreign currency, forward contracts and foreign currency related
       transactions                                                                  (9,145,083)
                                                                                   -------------

          Net unrealized loss                                                       (73,348,483)
                                                                                   -------------

       Net realized and unrealized gain                                              69,507,631
                                                                                   -------------

Net increase in net assets resulting from operations                               $117,758,607
                                                                                   =============

              See accompanying notes to the financial statements.             11

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Year Ended           Year Ended
                                                          February 28, 1998     February 28, 1997
                                                          -----------------     -----------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                    $  48,250,976        $  53,277,149
   Net realized gain                                          142,856,114          223,812,662
   Change in net unrealized appreciation (depreciation)       (73,348,483)          74,007,909
                                                            --------------       --------------

   Net increase in net assets resulting from operations       117,758,607          351,097,720
                                                            --------------       --------------

Distributions to shareholders from:
   Net investment income
       Class I                                                   (615,704)                  --
       Class II                                                  (162,060)                  --
       Class III                                              (37,765,550)         (60,410,173)
                                                            --------------       --------------
       Total distributions from net investment income         (38,543,314)         (60,410,173)
                                                            --------------       --------------
   Net realized gains
       Class I                                                 (2,479,219)                  --
       Class II                                                  (728,281)                  --
       Class III                                             (156,588,472)        (149,956,551)
                                                            --------------       --------------
       Total distributions from net realized gains           (159,795,972)        (149,956,551)
                                                            --------------       --------------

                                                             (198,339,286)        (210,366,724)
                                                            --------------       --------------
   Net share transactions: (Note 5)
       Class I                                                  2,299,312               34,101
       Class II                                                   494,022                   --
       Class III                                               (3,460,212)        (200,761,783)
       Class IV                                               296,725,667                   --
                                                            --------------       --------------
   Increase (decrease) in net assets resulting from net
      share transactions                                      296,058,789         (200,727,682)
                                                            --------------       --------------

      Total increase (decrease) in net assets                 215,478,110          (59,996,686)

Net assets:
   Beginning of period                                        555,488,357          615,485,043
                                                            --------------       --------------


   End of period (including accumulated undistributed net
      investment income of $45,421,506 and $21,594,553,
      respectively)                                         $ 770,966,467        $ 555,488,357
                                                            ==============       ==============

12            See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                     Period from      Period from December 31, 1996
                                                    March 1, 1997      (commencement of operations)
                                                 to January 9, 1998        to February 28, 1997
                                                 ------------------   -----------------------------
Net asset value, beginning of period                     $14.08                  $12.87
                                                         ------                  ------


Income from investment operations:
   Net investment income                                   1.05+                   0.10
   Net realized and unrealized gain                        0.94                    1.11
                                                         ------                  ------

      Total from investment operations                     1.99                    1.21
                                                         ------                  ------


Less distributions to shareholders:
   From net investment income                             (0.84)                     --
   From net realized gains                                (4.25)                     --
                                                         ------                  ------

      Total distributions                                 (5.09)                     --
                                                         ------                  ------
Net asset value, end of period                           $10.98/(a)/             $14.08
                                                         ======                  ======

Total Return /(b)/                                        15.42%                   9.40%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                         --                  $   36
   Net expenses to average daily net assets                0.66%*                  0.71%*
   Net investment income to average daily net
      assets                                               9.27%*                  6.06%*
   Portfolio turnover rate                                  255%                    152%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following          $ 0.02                      --/(c)/
      per share amounts:

*     Annualized.
+     Computed using average shares outstanding throughout the period.
/(a)/ All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(b)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
/(c)/ Fees and expenses waived or borne by the Manager were less than $0.01 per share.


         See accompanying notes to the financial statements.           13

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)
--------------------------------------------------------------------------------



                                                                        Period from March 21, 1997
                                                                       (commencement of operations)
                                                                           to January 9, 1998
                                                                       --------------------------
 Net asset value, beginning of period                                            $ 13.74
                                                                                --------


Income from investment operations:
   Net investment income                                                            0.92+
   Net realized and unrealized gain                                                 1.42
                                                                                --------

      Total from investment operations                                              2.34
                                                                                --------


Less distributions to shareholders:
   From net investment income                                                      (0.84)
   From net realized gains                                                         (4.25)
                                                                                --------

      Total distributions                                                          (5.09)
                                                                                --------
Net asset value, end of period                                                  $  10.99/(a)/
                                                                                ========

Total Return /(b)/                                                                 18.34%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                                  --
   Net expenses to average daily net assets                                         0.60%*
   Net investment income to average daily net assets                                8.61%*
   Portfolio turnover rate                                                           255%
   Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following per share amount:                      $   0.02

*     Annualized.
+     Computed using average shares outstanding throughout the period.
/(a)/ All Class II shares of the fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(b)/ Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.



 14                See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                            Year Ended February 28/29,
                                                   -------------------------------------------
                                                     1998         1997       1996      1995*
                                                   --------     --------   --------   --------
Net asset value, beginning of period               $  14.09     $  11.76   $   8.39   $  10.00
                                                   --------     --------   --------   --------


Income from investment operations:
   Net investment income                               1.13+        1.48       1.35       0.48
   Net realized and unrealized gain (loss)             1.51         6.40       3.84      (1.59)
                                                   --------     --------   --------   --------

      Total from investment operations                 2.64         7.88       5.19      (1.11)
                                                   --------     --------   --------   --------


Less distributions to shareholders:
   From net investment income                         (0.84)       (1.58)     (1.17)     (0.40)
   From net realized gains                            (4.25)       (3.97)     (0.65)        --
   In excess of net realized gains                       --           --         --      (0.10)
                                                   --------     --------   --------   --------

      Total distributions                             (5.09)       (5.55)     (1.82)     (0.50)
                                                   --------     --------   --------   --------
Net asset value, end of period                     $  11.64     $  14.09   $  11.76   $   8.39
                                                   ========     ========   ========   ========

Total Return /(a)/                                    22.27%       74.32%     63.78%    (11.65)%

Ratios/Supplemental Data:
   Net assets, end of period (000's)               $460,387     $555,452   $615,485   $243,451
   Net expenses to average daily net assets            0.53%        0.57%      0.50%      0.50%**
   Net investment income to average daily net
      assets                                           8.62%        8.35%     12.97%     10.57%**
   Portfolio turnover rate                              255%         152%       158%       104%
   Fees and expenses voluntarily waived or
      borne by the Manager consisted of the
      following per share amounts:                 $   0.03     $   0.03   $   0.02   $   0.01

* For the period from April 19, 1994 (commencement of operations) to February 28, 1995.
**    Annualized.
+     Computed using average shares outstanding throughout the period.
/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.


                       See accompanying notes to the financial statements.   15

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)
--------------------------------------------------------------------------------



                                                                        Period from January 9, 1998
                                                                       (commencement of operations)
                                                                           to February 28, 1998
                                                                       ----------------------------
Net asset value, beginning of period                                           $  10.99
                                                                               ---------


Income from investment operations:
   Net investment income                                                           0.10+
   Net realized and unrealized gain                                                0.54
                                                                               ---------

      Total from investment operations                                             0.64
                                                                               ---------
Net asset value, end of period                                                 $  11.63
                                                                               =========

Total Return /(a)/                                                                 5.82%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                           $310,580
   Net expenses to average daily net assets                                        0.50%*
   Net investment income to average daily net assets                               7.17%*
   Portfolio turnover rate                                                          255%

*     Annualized.
+     Computed using average shares outstanding throughout the period.
/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.


16              See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks high total return by investing primarily in sovereign debt of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     Effective January 9, 1998, Class I and Class II shares ceased operations and all shares were exchanged for Class III shares. Additionally, Class IV shares commenced operations on January 9, 1998.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     security and has the power to override any price supplied by a source (by taking a price supplied by another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

     Options
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 1998, there were no open written option contracts.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

     Loan agreements
     The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate, total return and credit default swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon default of the underlying security. In connection with these agreements, cash may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. At February 28, 1998, $4,460,100 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Security lending
     The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $1,031,500 collateralized by cash in the amount of $1,093,500, which was invested in short-term instruments.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and swap transactions.

     The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     calculation of net investment income per share in the financial highlights table excludes these adjustments.


                     Accumulated              Accumulated
                  Undistributed Net        Undistributed Net
                  Investment Income          Realized Gain            Paid-in Capital
                 ---------------------  -------------------------   ---------------------
                     $14,119,291             ($14,119,291)                  --


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. Income is not recognized and discounts are not amortized on securities for which collection is not expected. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on the U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities adjusted for inflation is recorded as income.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .50% of the amount invested. In the case of cash redemptions, the fee is .25% of the amount redeemed. These fees may be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $1,503,863 in purchase premiums and $306,964 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Investment risk
     Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the fund's ability to repatriate amounts it receives. The fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, the fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, .15% for Class III shares and .10% for Class IV shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .35% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .50%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $4,567. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                             Purchases              Proceeds
                                                        -------------------    -------------------
     U.S. Government securities                      $        9,019,334     $         --
     Investments (non-U.S. Government securities)         1,560,237,208          1,347,685,526

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                Gross Unrealized       Gross Unrealized         Net Unrealized
         Aggregate Cost           Appreciation           Depreciation            Appreciation
      ----------------------  ---------------------- ----------------------  ---------------------
          $ 680,250,987           $ 84,889,882            $ 5,380,137            $ 79,509,745

4.   Principal shareholders

     At February 28, 1998, 25.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:

                                             Period from            Period from December 31, 1996
                                           March 1, 1997 to        (commencement of operations) to
                                           January 9, 1998                February 28, 1997
                                    ------------------------------ --------------------------------
     Class I:                           Shares          Amount          Shares          Amount
                                    --------------- -------------- --------------- ----------------
     Shares sold                          665,873  $   9,485,099           2,566  $       34,101
     Shares issued to shareholders
         in reinvestment of
         distributions                    224,120      2,611,210              --              --
     Shares repurchased                  (892,559)    (9,796,997)             --              --
                                    --------------- -------------- ---------------  ---------------
     Net increase (decrease)               (2,566) $   2,299,312           2,566  $       34,101
                                    =============== ============== ===============  ===============

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Share transactions -- continued
                                      Period from March 21, 1997
                                     (commencement of operations)
                                          to January 9, 1998
                                    ------------------------------
     Class II:                           Shares         Amount
                                    --------------- --------------
     Shares sold                          159,652  $   2,197,620
     Shares issued to shareholders
         in reinvestment of
         distributions                     76,497        890,341
     Shares repurchased                  (236,149)    (2,593,939)
                                    --------------- --------------
     Net increase                              --  $     494,022
                                    =============== ==============

                                             Year Ended                      Year Ended
                                          February 28, 1998               February 28, 1997
                                    ------------------------------  ------------------------------
     Class III:                          Shares         Amount           Shares         Amount
                                    --------------- --------------  --------------- --------------
     Shares sold                       20,511,879  $ 265,135,023      11,310,056   $ 162,038,721
     Shares issued to shareholders
         in reinvestment of
         distributions                 15,802,080    183,720,164      14,440,766     185,738,098
     Shares repurchased               (36,173,053)  (452,315,399)    (38,680,281)   (548,538,602)
                                    --------------- --------------  --------------- --------------
     Net increase (decrease)              140,906  $  (3,460,212)    (12,929,459)  $(200,761,783)
                                    =============== ==============  =============== ==============


                                     Period from January 9, 1998
                                     (commencement of operations)
                                         to February 28, 1998
                                    -----------------------------
     Class IV:                           Shares        Amount
                                    --------------- -------------
     Shares sold                       26,699,294  $ 296,725,667
     Shares issued to shareholders
         in reinvestment of                    --             --
         distributions
     Shares repurchased                        --             --
                                    --------------- -------------
     Net increase                      26,699,294  $ 296,725,667
                                    =============== =============

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Forward currency contracts

                                                                             Net Unrealized
      Settlement                                                              Appreciation
         Date       Deliver/Receive   Units of Currency        Value         (Depreciation)
     ------------  ----------------- -------------------- ---------------- ------------------
        Buys
      12/14/98            IDR             25,000,000,000 $      2,460,361 $      (2,539,639)
                                                                           ==================
        Sales
       8/11/98            ARP                  7,000,000        6,911,476            22,650
       3/16/98            BRL                  5,882,500        5,174,219          (174,219)
       3/26/98            CHF                  9,000,000        6,155,109            (6,612)
       4/09/98            DEM                 40,000,000       22,096,249           (42,128)
       4/16/98            FRF                370,000,000       60,938,753           303,403
       4/17/98            GBP                    600,000          985,351             2,771
       4/03/98            JPY              3,675,000,000       29,240,076          (344,023)
       3/20/98            MYR                 10,765,000        2,925,769          (425,769)
       4/17/98            MYR                 18,702,500        5,072,403            (8,092)
      12/14/98            MYR                 18,950,000        5,004,034            (4,034)
       4/27/98            SGD                  8,728,000        5,379,530          (379,530)
       3/23/98            THB                200,000,000        4,615,953         2,316,456
       6/22/98            THB                100,000,000        2,258,044         1,149,111
       6/15/98            TWD                168,000,000        5,231,363          (231,363)
       5/18/98            ZAR                 37,395,000        7,427,109           (16,289)
                                                                           ------------------
                                                                                  2,162,332
                                                                           ==================

     Short futures contracts

       Number
        of                                                           Contract     Net Unrealized
     Contracts                Type               Expiration Date       Value       Appreciation
     ---------   ------------------------------- ---------------  -------------   --------------
        100      MATIF FRF Bond                     June 1998    $   8,487,839  $        17,936
         50      US Treasury Bond                   June 1998        6,023,438           57,097
                                                                                  --------------
                                                                                $        75,033
                                                                                  ==============

     At February 28, 1998, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Written option transactions




                                                         Puts
                                          Principal Amount
                                            of Contracts
                                           (000's omitted)        Premiums
                                          ------------------  ----------------

      Outstanding, beginning of period   $            --     $          --
      Options written                            148,900         5,924,975
      Options exercised                               --                --
      Options expired                           (148,800)       (5,835,000)
      Options sold                                  (100)          (89,975)
                                           ------------------  ----------------
      Outstanding, end of period         $            --     $          --
                                           ==================  ================




                                                          Calls
                                           Principal Amount
                                             of Contracts
                                            (000's omitted)       Premiums
                                           ------------------  ----------------

      Outstanding, beginning of period   $            --     $           --
      Options written                            109,891          3,160,180
      Options exercised                          (59,691)        (1,829,180)
      Options expired                                 --                 --
      Options sold                               (50,200)        (1,331,000)
                                          ------------------   ----------------
      Outstanding, end of period         $            --     $           --
                                          ==================   ================

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements


                                                                                    Net Unrealized
      Notional Amount   Expiration                                                   Appreciation
     Fund/Counterparty     Date                    Description                      (Depreciation)
     -----------------  ----------  ----------------------------------------------  ---------------
     Credit Default Swaps

     5,000,000 USD        2/09/99   Agreement with Union Bank of Switzerland            $(39,957)
                                    dated 2/04/98 to pay 2.45% per year times the
                                    notional amount.  The Fund receives payment
                                    only upon a default event in Argentina, the
                                    notional amount times the difference between
                                    the par value and the then-market value of
                                    Argentina Floating Rate Note due 3/31/05.

     54,278,259 USD       2/26/99   Agreement with Credit Suisse Financial             9,229,773
     (par value)                    Products dated 2/12/97 to purchase, for a set
                                    price, a specified amount of Bulgaria FLIRB
                                    Fixed/Floating Rate Note Series A due
                                    7/28/12 and Bulgaria FLIRB Fixed/Floating
                                    Rate Note Series B due 7/28/12. In the event
                                    of default by Bulgaria, the agreement to
                                    purchase the bonds is eliminated; in its
                                    place, Credit Suisse Financial Products
                                    acquires the option to sell the same amount
                                    of bonds to the Fund for a lower set price.

     15,000,000 USD      11/03/00   Agreement with Credit Suisse Financial              (414,449)
                                    Products dated 10/29/97 to pay 3.45% per year
                                    times the notional amount.  The Fund receives
                                    payment only upon a default event in
                                    Bulgaria, the notional amount times the
                                    difference between the purchase cost of 59.50
                                    USD and the then-market value of Bulgaria
                                    FLIRB Note Series A due 7/28/12.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements -- continued

                                                                                        Net
                                                                                     Unrealized
      Notional Amount    Expiration                                                  Appreciation
     Fund/Counterparty      Date                  Description                       (Depreciation)
     ------------------ ----------  ----------------------------------------------  ---------------
     10,000,000 USD      11/07/00   Agreement with Credit Suisse Financial             $(426,071)
                                    Products dated 11/04/97 to pay 3.50% per year
                                    times the notional amount.  The Fund receives
                                    payment only upon a default event in Brazil,
                                    the notional amount times the difference
                                    between the purchase cost of 74.75 USD and
                                    the then-market value of Brazil Debt
                                    Conversion "DCB" Bond due 4/15/12.

     21,500,000 USD       5/29/01   Agreement with Credit Suisse Financial              (559,345)
                                    Products dated 5/21/97 to pay 4.78% per year
                                    times the notional amount.  The Fund receives
                                    payment only upon a default event in Ecuador,
                                    the notional amount times the difference
                                    between par value and the then-market value
                                    of the Republic of Ecuador Past Due Interest
                                    "PDI" Floating Rate Note due 2/27/15.

     47,000,000 USD       5/29/01   Agreement with Credit Suisse Financial            (1,856,004)
                                    Products dated 5/23/97 to pay 3.30% per year
                                    times the notional amount.  The Fund receives
                                    payment only upon a default event in Ecuador,
                                    the notional amount times the difference
                                    between the purchase cost of 60.25 USD and
                                    the then-market value of the Republic of
                                    Ecuador Past Due Interest "PDI" Floating Rate
                                    Note due 2/27/15.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------
     Swap agreements -- continued

                                                                                         Net
                                                                                      Unrealized
      Notional Amount   Expiration                                                   Appreciation
     Fund/Counterparty     Date                      Description                    (Depreciation)
     -----------------  ----------  ----------------------------------------------  ---------------
     25,000,000 USD       9/10/01   Agreement with Credit Suisse Financial              $516,268
                                    Products dated 9/05/97 to pay 1.75% per year
                                    times the notional amount.  The Fund receives
                                    payment only upon a default event in Brazil,
                                    the notional amount times the difference
                                    between the purchase cost of 83.625 USD and
                                    the then-market value of Brazil Debt
                                    Conversion "DCB" Bond due 4/15/12.

     Interest Rate Swap

     60,000,000 MYR      12/16/00   Agreement with Morgan Guaranty Trust Company        (243,533)
                                    dated 12/12/97 to pay the notional amount
                                    multiplied by 10.60% and to receive Floating
                                    Rate KLIBOR adjusted by a specified spread.

     Total Return Swaps

     12,500,000 USD       3/16/98   Agreement with Chase Manhattan Bank dated           (337,590)
                                    2/10/98 to pay the notional amount multiplied
                                    by the change in market value (including
                                    accrued interest) of Russia Ministry of
                                    Finance, 9.25% due 11/27/01 and to receive
                                    the initial market value multiplied by 1
                                    month LIBOR adjusted by a specified spread.

     13,568,000 USD/      3/20/98   Agreement with Morgan Guaranty Trust Company         339,678
     7,933,470 USD                  dated 2/12/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Russia
                                    Principal Floating Rate Note due 12/15/20,
                                    and to pay initial market value multiplied
                                    by 1 month LIBOR adjusted by a specific
                                    spread.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements -- continued


                                                                                         Net
                                                                                      Unrealized
      Notional Amount   Expiration                                                   Appreciation
     Fund/Counterparty     Date                      Description                    (Depreciation)
     ------------------ ----------  ----------------------------------------------  ---------------
     20,000,000 USD/      3/26/98   Agreement with Morgan Guaranty Trust Company      $1,127,127
     24,053,611 USD                 dated 1/21/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of United
                                    Mexican States, 11.50% due 5/15/26 and to
                                    pay initial market value multiplied by 2
                                    month LIBOR adjusted by a specific spread.

     25,000,000 USD/      4/06/98   Agreement with Bank of America dated 2/02/98         608,860
     24,312,500 USD                 to receive the notional amount multiplied by
                                    the change in market value (including
                                    accrued interest) of Brazilian Republic
                                    Bond, 10.125% due 5/15/27 and to pay initial
                                    market value multiplied by a fixed rate of
                                    3.625%.

     5,000,000 ARP/       4/08/98   Agreement with Morgan Guaranty Trust Company         253,359
     5,013,264 USD                  dated 1/05/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Republic of
                                    Argentina, 11.75% due 2/12/07 and to pay
                                    initial market value multiplied by 3 month
                                    LIBOR adjusted by a specific spread.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Swap agreements -- continued


                                                                                          Net
                                                                                      Unrealized
      Notional Amount   Expiration                                                   Appreciation
     Fund/Counterparty     Date                      Description                    (Depreciation)
     ------------------ ----------  ----------------------------------------------- --------------
     11,878,906 USD/      4/13/98   Agreement with Morgan Guaranty Trust Company       $(476,862)
     12,500,000 USD                 dated 1/07/98 to pay the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Russia
                                    Ministry of Finance, 9.25% due 11/27/01 and
                                    to receive the initial market value
                                    multiplied by 4 month LIBOR adjusted by a
                                    specified spread.

     5,000,000 USD/       4/17/98   Agreement with Morgan Guaranty Trust Company          81,350
     4,674,260 USD                  dated 1/13/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Mexican
                                    Discount Floating Rate Note Series B due
                                    12/31/19 and to pay initial market value
                                    multiplied by 3 month LIBOR adjusted by a
                                    specific spread.

     5,000,000 USD/       4/17/98   Agreement with Morgan Guaranty Trust Company          80,591
     4,661,306 USD                  dated 1/13/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Mexican
                                    Discount Floating Rate Note Series C due
                                    12/31/19 and to pay initial market value
                                    multiplied by 3 month LIBOR adjusted by a
                                    specific spread.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements -- continued


                                                                                          Net
                                                                                      Unrealized
      Notional Amount   Expiration                                                   Appreciation
     Fund/Counterparty     Date                      Description                    (Depreciation)
     ------------------ ----------  ----------------------------------------------- --------------
     25,000,000 USD/      4/17/98   Agreement with Morgan Guaranty Trust Company     $   408,279
     23,237,500 USD                 dated 1/13/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Mexican
                                    Discount Floating Rate Note Series D due
                                    12/31/19 and to pay initial market value
                                    multiplied by 3 month LIBOR adjusted by a
                                    specific spread.

     30,000,000 USD/      4/24/98   Agreement with Morgan Guaranty Trust Company      (1,510,590)
     30,000,000 USD                 dated 4/24/97 to pay the notional amount
                                    multiplied by the J.P. Morgan Emerging
                                    Markets Bond Index on 4/24/98, adjusted by a
                                    specified spread, and to receive 4.78% times
                                    the notional amount.

     15,000,000 USD/      5/05/98   Agreement with Credit Suisse Financial               622,459
     9,014,063 USD                  Products dated 10/29/97 to receive the
                                    notional amount multiplied by the change in
                                    market value (including accrued interest) of
                                    Republic of Bulgaria FLIRB Series A
                                    Fixed/Floating Rate Notes due 7/28/12 and to
                                    pay initial market value multiplied by 6
                                    month LIBOR adjusted by a specific spread.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements -- continued


                                                                                          Net
                                                                                      Unrealized
      Notional Amount   Expiration                                                   Appreciation
     Fund/Counterparty     Date                      Description                    (Depreciation)
     ------------------ ----------  ----------------------------------------------- --------------
     25,000,000 USD/      5/11/98   Agreement with Morgan Guaranty Trust Company     $   611,245
     25,367,188 USD                 dated 2/03/98 to receive the notional amount
                                    multiplied by the change in market value
                                    (including accrued interest) of Republic of
                                    Argentina, 9.75% due 9/19/27 and to pay
                                    initial market value multiplied by 3 month
                                    LIBOR adjusted by a specific spread.

     68,500,000 USD       5/28/98   Agreement with Credit Suisse Financial             1,801,848
                                    Products dated 11/25/97 to receive the
                                    notional amount multiplied by the change in
                                    market value (including accrued interest) of
                                    Ecuador Past Due Interest "PDI" Bond due
                                    2/28/15 and to pay initial market value
                                    multiplied by 6 month LIBOR adjusted by a
                                    specific spread.

     10,000,000 USD/      8/12/98   Agreement with Bear Stearns dated 2/10/98 to         (66,067)
     10,000,000 USD                 pay the notional amount multiplied by the
                                    J.P. Morgan Emerging Markets Bond Index
                                    (including accrued interest) and to receive
                                    the notional amount multiplied by 6 month
                                    LIBOR adjusted by a specified spread.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements -- continued


                                                                                             Net
                                                                                         Unrealized
      Notional Amount      Expiration                                                   Appreciation
     Fund/Counterparty        Date                      Description                    (Depreciation)
     ------------------    ----------  ----------------------------------------------- --------------
     3,917,376 USD/          6/04/99   Agreement with Bank of America dated              $(536,362)
     625,189,248,812 TRL               6/26/97 to receive the notional amount
                                       multiplied by the change in market value
                                       (including accrued interest) of Turkey
                                       Indexed Linked Bond due 6/04/99 and to
                                       pay initial market value multiplied by 3
                                       month LIBOR adjusted by a specific
                                       spread.

     776,766 USD/            6/04/99   Agreement with Bank of America dated               (146,148)
     116,727,003,674 TRL               11/13/97 to receive the notional amount
                                       multiplied by the change in market value
                                       (including accrued interest) of Turkey
                                       Indexed Linked Bond due 6/04/99 and to
                                       pay initial market value multiplied by 3
                                       month LIBOR adjusted by a specific
                                       spread.

     4,694,227 USD/         11/26/99   Agreement with Bank of America dated               (850,833)
     900,000,000,000 TRL               11/25/97 to receive the notional amount
                                       multiplied by the change in market value
                                       (including accrued interest) of Turkey
                                       Indexed Linked Bond due 11/26/99 and to
                                       pay initial market value multiplied by 3
                                       month LIBOR adjusted by a specific
                                       spread.

                                                                                      ---------------
                                                       Net unrealized appreciation      $8,217,026
                                                                                      ===============

See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 39.63% of distributions as net capital gain dividends.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Emerging Country Debt Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------


Portfolio Managers

     Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the Emerging Country Debt Fund returned 22.5% for the fiscal year ended February 28, 1998, compared to 11.0% for the J.P. Morgan Emerging Market Bond Index Plus. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in sovereign debt instruments of emerging countries throughout the period.

     The past year was a volatile period for emerging country debt. Sovereign spreads declined steadily until mid-October when the Asian crisis finally affected emerging country debt around the world. Dramatic price declines continued into November before the market stabilized. Through the end of the fiscal year prices recovered somewhat as spreads declined to a point about 150 basis points wider that the record low set in early October.

     The Fund performed well in this environment, outperforming its benchmark by 11.5% for the fiscal year. The value was added through security selection primarily, with secondary emphasis placed on active country allocation. The Fund remained fully invested throughout the period and declined significantly as spreads widened. The longer-dated, less-marketable holdings we favor rose in price as liquidity premiums contracted in the first half of the year, but widened dramatically when the effects of the Asian problems spread. Losses during the market decline were limited by our use of options. Our performance was helped by overweighting Bulgarian and Ecuadorian debt and our decision to avoid exposure to the Philippines. On the other hand, our large Russian debt position did poorly. Our out-of-benchmark country positions in Costa Rica, the Ivory Coast, Jordan and Turkey helped the Fund outperform. Our security selection was especially strong in Brazil and Russia. Also, options positions in Argentina, Brazil and Venezuela, plus a short position in the Thai Baht were important to performance.


Outlook

     The recent volatility in the emerging markets has created new opportunities for debt buyers. Issues we favor, such as those with limited marketability, have cheapened as a result of the turmoil and an increased emphasis by investors on liquidity. The Fund has significant overweighted positions in Bulgarian, Ecuadorian, Ivory Coast and Russian debt. It holds issues of many countries not in the benchmark including: Algeria, Costa Rica, the Dominican Republic, Jamaica, Jordan, Macedonia, South Africa, Turkey and Yugoslavia. The outlook for these markets is generally good. Spreads are significantly above their lows and opportunities to acquire undervalued securities are relatively frequent, however it is unlikely the returns of the Fund will match those of the past three years.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,00 Investment in GMO Emerging Country Debt Fund Class III Shares and the JP Morgan Emerging
                            Market Bond Index Plus
                            As of February 28, 1998

         -------------------------------
           Average Annual Total Return
         -------------------------------
                             Since
             1 Year        Inception
         -------------------------------
Class                       4/19/94
 III         21.4%            33.6%
         -------------------------------
                             1/9/98
Class
 IV           n/a              5.0%
         -------------------------------

                           [LINE GRAPH APPEARS HERE]

                   GMO Emerging Country        JP Morgan Emerging
                         Debt Fund               Bond Index Plus
                   --------------------        ------------------

4/19/94                    $9,950                     $10,000
2/28/95                    $8,792                      $9,220
2/29/96                   $14,364                     $13,000
2/28/97                   $25,040                     $18,625
2/28/98                   $30,616                     $20,666

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 25 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class IV shares may be different due to lower shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

     GMO Global Balanced Allocation Fund
     (A Series of GMO Trust)
     Annual Report
     February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Global Balanced Allocation Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Allocation Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

Par Value($)/
   Shares      Description                                                     Value($)
-------------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
  894,975      GMO Core Fund (Class III Shares)                                 17,890,558
   52,515      GMO Currency Hedged International Bond Fund (Class III
               Shares)                                                             559,808
  777,661      GMO Currency Hedged International Core Fund (Class III
               Shares)                                                           9,269,719
1,441,136      GMO Domestic Bond Fund (Class III Shares)                        14,786,051
  399,457      GMO Emerging Country Debt Fund (Class III Shares)                 4,649,674
  412,532      GMO Emerging Markets Fund (Class III Shares)                      3,943,805
  454,741      GMO Evolving Countries Fund (Class III Shares)                    3,915,324
  175,790      GMO Growth Fund (Class III Shares)                                  769,959
  284,628      GMO Inflation Indexed Bond Fund (Class III Shares)                2,857,668
  216,642      GMO International Bond Fund (Class III Shares)                    2,263,907
  364,593      GMO International Core Fund (Class III Shares)                    8,458,558
   85,569      GMO International Small Companies Fund (Class III Shares)         1,045,659
  467,544      GMO REIT Fund (Class III Shares)                                  6,040,668
  400,368      GMO Small Cap Growth Fund (Class III Shares)                      4,916,516
  268,470      GMO Small Cap Value Fund (Class III Shares)                       4,907,628
2,461,992      GMO U.S. Bond/Global Alpha A Fund (Class III Shares)             26,097,119
  203,006      GMO Value Fund (Class III Shares)                                 2,909,076
                                                                             --------------

               TOTAL MUTUAL FUNDS (COST $115,747,483)                          115,281,697
                                                                             --------------
               SHORT-TERM INVESTMENT -- 0.0%

               Repurchase Agreement -- 0.0%
$  10,195      Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/27/98, due 3/2/98, with a maturity value of $10,199 and
               an effective yield of 5.07%, collateralized by a U.S.
               Treasury Obligation with a rate of 8.875%, with a maturity
               date of 8/15/17 and with a market value of $10,399.                  10,195
                                                                             --------------

               TOTAL SHORT-TERM INVESTMENT (COST $10,195)                           10,195
                                                                             --------------

               TOTAL INVESTMENTS -- 100.0%
               (Cost $115,757,678)                                             115,291,892

               Other Assets and Liabilities (net) -- 0.0%                          (12,326)
                                                                             --------------

               TOTAL NET ASSETS -- 100%                                      $ 115,279,566
                                                                             ==============

              See accompanying notes to the financial statements.              1

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
-------------------------------------------------------------------------------


Assets:
   Investments, at value (cost $115,757,678) (Note 1)            $ 115,291,892
   Receivable for expenses waived or borne by Manager (Note 2)           5,201
                                                                 -------------

       Total assets                                                115,297,093
                                                                 -------------

Liabilities:
   Accrued expenses                                                     17,527
                                                                 -------------

       Total liabilities                                                17,527
                                                                 -------------

Net assets                                                       $ 115,279,566
                                                                 =============

Net assets consist of:
   Paid-in capital                                               $ 112,448,328
   Accumulated undistributed net realized gain                       3,297,024
   Net unrealized depreciation                                        (465,786)
                                                                 -------------
                                                                 $ 115,279,566
                                                                 =============

Net assets attributable to:
   Class III shares                                              $ 115,279,566
                                                                 =============

Shares outstanding:
   Class III                                                         9,707,961
                                                                 =============

Net asset value per share:
   Class III                                                     $       11.87
                                                                 =============


2             See accompanying notes to the financial statements.

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
  Dividends from investment company shares                         $  2,722,142
  Interest                                                                5,156
                                                                   ------------

       Total income                                                   2,727,298
                                                                   ------------

Expenses:
  Custodian and transfer agent fees                                      27,247
  Audit fees                                                             14,398
  Registration fees                                                       8,214
  Legal fees                                                              1,452
  Trustees fees (Note 2)                                                    535
  Miscellaneous                                                             363
  Fees waived or borne by Manager (Note 2)                              (52,209)
                                                                   ------------
                                                                             --
  Shareholder service fee (Note 2)
       Class I                                                           14,890
       Class II                                                          21,509
                                                                   ------------
       Net expenses                                                      36,399
                                                                   ------------

          Net investment income                                       2,690,899
                                                                   ------------

Realized and unrealized gain (loss):
  Net realized gain (loss) on:
       Investments                                                      251,382
       Realized gain distributions from investment company shares     9,737,963
                                                                   ------------

          Net realized gain                                           9,989,345
                                                                   ------------

  Change in net unrealized appreciation (depreciation) on
    investments                                                      (1,239,876)
                                                                   ------------

       Net realized and unrealized gain                               8,749,469
                                                                   ------------

Net increase in net assets resulting from operations               $ 11,440,368
                                                                   ============

              See accompanying notes to the financial statements.             3

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                  Period from July 29, 1996
                                                Year Ended       (commencement of operations)
                                             February 28, 1998         February 28, 1997
                                             -----------------   ----------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                       $  2,690,899            $    64,042
   Net realized gain                              9,989,345                206,668
   Change in net unrealized appreciation
      (depreciation)                             (1,239,876)               774,090
                                               -------------           ------------
   Net increase in net assets resulting
      from operations                            11,440,368              1,044,800
                                               -------------           ------------

Distributions to shareholders from:
   Net investment income
       Class I                                     (612,518)               (64,042)
       Class II                                  (1,668,937)                    --
       Class III                                   (409,444)                    --
                                               -------------           ------------
       Total distributions from net
       investment income                         (2,690,899)               (64,042)
                                               -------------           ------------
   In excess of net investment income
       Class I                                       (2,044)                (1,958)
       Class II                                      (5,570)                    --
       Class III                                     (1,366)                    --
                                               -------------           ------------
       Total distributions in excess of
       net investment income                         (8,980)                (1,958)
                                               -------------           ------------
   Net realized gains
       Class I                                   (1,560,218)               (48,900)
       Class II                                  (4,205,151)                    --
       Class III                                 (1,039,983)                    --
                                               -------------           ------------
       Total distributions from net
       realized gains                            (6,805,352)               (48,900)
                                               -------------           ------------

                                                 (9,505,231)              (114,900)
                                               -------------           ------------
   Net share transactions: (Note 5)
       Class I                                   (5,680,394)             6,386,281
       Class II                                 (12,119,329)            13,891,398
       Class III                                109,936,573                     --
                                               -------------           ------------
   Increase in net assets resulting from
      net share transactions                     92,136,850             20,277,679
                                               -------------           ------------

      Total increase in net assets               94,071,987             21,207,579

Net assets:
   Beginning of period                           21,207,579                     --
                                               -------------           ------------

   End of period (including accumulated
      undistributed net investment
      income of $0 and $0, respectively)       $115,279,566            $21,207,579
                                               =============           ============

4            See accompanying notes to the financial statements.

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------

Net asset value, beginning of period                     $11.19        $10.00
                                                         -------       -------


Income from investment operations:
   Net investment income /(b)/                             0.55+         0.22
   Net realized and unrealized gain                        0.65          1.35
                                                         -------       -------

      Total from investment operations                     1.20          1.57
                                                         -------       -------


Less distributions to shareholders:
   From net investment income                             (0.32)        (0.22)
   In excess of net investment income                        --/(d)/       --
   From net realized gains                                (0.83)        (0.16)
                                                         -------       -------

      Total distributions                                 (1.15)        (0.38)
                                                         -------       -------
Net asset value, end of period                           $11.24/(c)/   $11.19
                                                         =======       =======

Total Return /(a)/                                        10.70%        15.85%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                         --        $6,848
   Net expenses to average daily net assets                0.13%*        0.15%*
   Net investment income to average daily net
    assets /(b)/                                           5.27%*        2.75%*
   Portfolio turnover rate                                   18%           33%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                                 $ 0.01        $ 0.03

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/ All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

/(d)/  The per share distribution in excess of net investment income was $0.001.

+    Computed using average shares outstanding throughout the period.

*    Annualized.



              See accompanying notes to the financial statements.              5

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                     Period from      Period from December 31, 1996
                                                    March 1, 1997     (commencement of operations)
                                                  to January 9, 1998     to February 28, 1997
                                                  ------------------  -----------------------------
Net asset value, beginning of period                    $11.19                $ 10.86
                                                        -------               --------


Income from investment operations:
   Net investment income /(b)/                            0.55+                    --
   Net realized and unrealized gain                       0.66                   0.33
                                                        -------               --------

      Total from investment operations                    1.21                   0.33
                                                        -------               --------


Less distributions to shareholders:
   From net investment income                            (0.33)                    --
   In excess of net investment income                       --/(d)/                --
   From net realized gains                               (0.83)                    --
                                                        -------               --------

      Total distributions                                (1.16)                    --
                                                        -------               --------
Net asset value, end of period                          $11.24/(c)/           $ 11.19
                                                        =======               ========

Total Return /(a)/                                       10.73%                  3.04%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                        --                $14,359
   Net expenses to average daily net assets               0.07%*                 0.07%*
   Net investment income to average daily net             5.31%*                (0.07)%*
      assets /(b)/
   Portfolio turnover rate                                  18%                    33%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following         $ 0.01                $  0.01
      per share amounts:

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/ All Class II shares of the fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

/(d)/  The per share distribution in excess of net investment income was $0.001.

+      Computed using average shares outstanding throughout the period.

*      Annualized.


6             See accompanying notes to the financial statements.

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                     Period from June 2, 1997
                                                    (commencement of operations)
                                                       to February 28, 1998
                                                    ---------------------------
Net asset value, beginning of period                         $  11.56
                                                             ---------

Income from investment operations:
   Net investment income /(b)/                                   0.17+
   Net realized and unrealized gain                              1.30
                                                             ---------

      Total from investment operations                           1.47
                                                             ---------


Less distributions to shareholders:
   From net investment income                                   (0.33)
   In excess of net investment income                              --(c)
   From net realized gains                                      (0.83)
                                                             ---------

      Total distributions                                       (1.16)
                                                             ---------
Net asset value, end of period                               $  11.87
                                                             =========

Total Return /(a)/                                              13.31%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                         $115,280
   Net expenses to average daily net assets                      0.00%*
   Net investment income to average daily
      net assets /(b)/                                           1.91%*
   Portfolio turnover rate                                         18%
   Fees and expenses voluntarily waived or
      borne by the Manager consisted of the
      following per share amount:                            $   0.01

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/  The per share distribution in excess of net investment income was $0.001.

+      Computed using average shares outstanding throughout the period.

*      Annualized.


              See accompanying notes to the financial statements.              7

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
-------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Global Balanced Allocation Fund (the "Fund"), which commenced operations on July 29, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the GMO Global Balanced Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing primarily in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     Effective January 9, 1998, Class I shares and Class II shares ceased operations, and all shares were exchanged for Class III shares.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain bankers and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the classification of distributions from underlying funds.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

           Accumulated              Accumulated
        Undistributed Net        Undistributed Net
        Investment Income          Realized Gain            Paid-in Capital
       -------------------    -----------------------     -------------------
              $8,980                 ($42,779)                  $33,799

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.


     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.


     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .35% of the amount invested. In the case of cash redemptions, the fee is .11% of the amount redeemed. Prior to June 30, 1997, the premium on cash purchases was .31% and the fee on cash redemptions was .03%. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998 the Fund received $241,798 in purchase premiums and $786 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.


2.   Fees and other transactions with affiliates

     The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

     GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses). Prior to November 25, 1996, GMO had agreed to reimburse these expenses to the extent that the Fund's annual expenses exceeded .05% of average daily net assets. The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $535. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.


3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $106,749,664 and $11,697,750 respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                        Gross Unrealized  Gross Unrealized  Net Unrealized
        Aggregate Cost    Appreciation      Depreciation     Depreciation
        --------------  ----------------  ----------------  --------------
         $ 115,795,661     $1,617,258        $2,121,027        $503,769



4.   Principal shareholders

     At February 28, 1998, 60.1% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:


                                                                            Period from July 29, 1996
                                        Period from March 1, 1997         (commencement of operations)
    Class I:                               to January 9, 1998                 to February 28, 1997
                                     --------------------------------    --------------------------------
                                         Shares           Amount             Shares            Amount
                                     ---------------  ---------------    --------------   ---------------
    Shares sold                         1,325,598     $  16,081,830          601,548       $   6,271,381
    Shares issued to shareholders
     in reinvestment of
     distributions                        185,366         2,100,511           10,580             114,900
    Shares repurchased                 (2,123,092)      (23,862,735)           --                 --
                                     ---------------  ---------------    --------------   ---------------
    Net increase/(decrease)              (612,128)    $  (5,680,394)         612,128       $   6,386,281
                                     ===============  ===============    ==============   ===============


                                                                           Period from December 31, 1996
                                         Period from March 1, 1997         (commencement of operations)
    Class II:                                to January 9, 1998                to February 28, 1997
                                       -------------------------------    --------------------------------
                                          Shares           Amount            Shares            Amount
                                       --------------   --------------    --------------   ---------------
    Shares sold                          3,870,787      $  45,813,645       1,283,396      $   13,891,398
    Shares issued to shareholders
     in reinvestment of
     distributions                         471,399          5,347,162          --                  --
    Shares repurchased                  (5,625,582)       (63,280,136)         --                  --
                                       --------------   --------------    --------------   ---------------
    Net increase/(decrease)             (1,283,396)     $ (12,119,329)      1,283,396      $   13,891,398
                                       ==============   ==============    ==============   ===============


                                           Period from June 2, 1997
                                         (commencement of operations)
    Class III:                               to February 28, 1998
                                       --------------------------------
                                          Shares            Amount
                                       --------------   ---------------
    Shares sold                          9,599,238      $  108,707,411
    Shares issued to shareholders
     in reinvestment of
     distributions                         127,806           1,450,793
    Shares repurchased
                                           (19,083)           (221,631)
                                       --------------   ---------------
    Net increase                         9,707,961      $  109,936,573
                                       ==============   ===============

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)

-------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 23.96% of distributions as net capital gain dividends.

GMO Global Balanced Allocation Fund
(A Series of GMO Trust)

-------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than twenty years. Mr. Inker has been with the firm for six years.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the Global Balanced Allocation Fund returned 13.3% for the twelve months ended February 28, 1998. During that period the benchmark (48.75% S&P 500/16.25% GMO EAFE-Lite Extended/35% Lehman Aggregate) returned 23.0%.

     We use GMO's long-term asset class forecasts to allocate the Global Balanced Allocation Fund among various GMO mutual funds. In our view, the U.S. stock market is significantly overvalued. It is notoriously difficult to call the top of a major stock market bubble like the one that exists in the U.S. today. We believe, however, that our key analysis has been correct, having done a far more complete analysis of bullish competitive data on the U.S. market and "new era" thinking than we have ever done. Our research suggests that from the market's current valuation level prospective returns for large capitalization U.S. stocks over the next 10 years will be very disappointing.

     During the fiscal year, the Fund was underweight in U.S. stocks by 16% relative to the benchmark. This allocation hurt the Fund's overall performance due to the continuing rally of U.S. equities. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small stocks, where we were 8% overweight, and real estate investment trusts (REITs), where we were 6% overweight. For the fiscal year, the allocation to REITs hurt performance, as the GMO REIT Fund underperformed the S&P 500 Index by 21%. Although small stocks as measured by the Russell 2000 underperformed the S&P 500, performance of the GMO Small Cap Growth Fund and the GMO Small Cap Value Fund was strong, providing returns comparable to that of the S&P 500. In addition, return from our holding of the U.S. Core Fund exceeded that of the S&P 500 benchmark.

     Our overweight of international stocks was unsuccessful in adding value. Performance of the International Core Fund lagged the benchmark as the rally in expensive multinationals continued. The GMO International Core Fund returned 11.7%, underperforming the GMO EAFE-Lite Index by 7.2%. Returns to the Fund were also hurt by our 5% relative weight in emerging markets. The emerging markets as measured by the IFC Investable Index performed poorly, down 21.8%, due to the crisis in Asian economies. However, performance of the GMO Emerging Markets Fund was better at -12.9%.

     The fund is overweight by approximately 9% in fixed income, with allocations to international and emerging bonds along with U.S. fixed income. Performance of most of our bond portfolios exceeded their benchmarks.

     Until we see a significant correction in U.S. equities, it is likely that the Fund will maintain its bearish stance. The diversification of the Fund into global bonds and emerging markets should benefit performance in the current fiscal year. We also expect our U.S. portfolio to perform better this year. Small stocks are poised to outperform, and REITs should do well in the current market environment, providing more attractive yields and valuations than those available from large cap U.S. equities.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
          GMO Global Balanced Allocation Fund "GBAF" Class III Shares
               and the Lehman Index (50%)/MSCI World Index*(50%)
                            As of February 28, 1998


               ---------------------------
               Average Annual Total Return
               ---------------------------
                                 Since
                1 Year         Inception
               ---------------------------
                                7/29/96*
                16.5%            20.8%
               ---------------------------

                           [LINE GRAPH APPEARS HERE]



                                       Lehman Index
                   "GBAF" Class       (50%)/MSCI World  GMO Global Balanced
  Date              III Shares         Index*(50%)             Index
  ----             -------------      ---------------   -------------------

7/29/96                $9,965             $10,000            $10,000
2/28/97               $11,532             $10,973            $11,627
2/28/98               $13,499             $12,863            $14,295

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 35 bp on the purchase and 11 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

* Performance is linked to Class I shares (originating share class) and is converted to Class III shares on June 2, 1997 (commencement date of Class III shares).

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Global (U.S.+) Equity Allocation Fund (A Series of GMO Trust)


      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 23, 1998

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



   Par Value
     ($)/
    Shares        Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                  MUTUAL FUNDS -- 100.0%
    724,106       GMO Core Fund (Class III Shares)                                 14,474,871
    220,151       GMO Currency Hedged International Core Fund (Class III Shares)    2,624,203
    152,830       GMO Emerging Country Debt Fund (Class III Shares)                 1,778,937
    272,766       GMO Emerging Markets Fund (Class III Shares)                      2,607,640
    180,132       GMO Evolving Countries Fund (Class III Shares)                    1,550,936
    125,546       GMO Growth Fund (Class III Shares)                                  549,893
     76,575       GMO Inflation Indexed Bond Fund (Class III Shares)                  768,817
     56,603       GMO International Bond Fund (Class III Shares)                      591,501
    290,691       GMO International Core Fund (Class III Shares)                    6,744,033
     47,197       GMO International Small Companies Fund (Class III Shares)           576,743
    243,416       GMO REIT Fund (Class III Shares)                                  3,144,931
    248,726       GMO Small Cap Growth Fund (Class III Shares)                      3,054,357
    163,775       GMO Small Cap Value Fund (Class III Shares)                       2,993,802
    147,170       GMO U.S. Bond/Global Alpha A Fund (Class III Shares)              1,560,003
    145,291       GMO Value Fund (Class III Shares)                                 2,082,015
                                                                                  -----------

                  TOTAL MUTUAL FUNDS  (COST $44,322,244)                           45,102,682
                                                                                  -----------

                  SHORT-TERM INVESTMENT -- 0.0%

                  Repurchase Agreement -- 0.0%
    $ 9,322       Salomon Smith Barney Inc. Repurchase Agreement, dated
                  2/27/98, due 3/2/98, with a maturity value of $9,326 and an effective yield of 5.07%, collateralized by a U.S. Treasury
                  Obligation with a rate of 8.875%, with a maturity date of
                  8/15/17 and with a market value of $9,509.                            9,322
                                                                                  -----------

                  TOTAL SHORT-TERM INVESTMENT  (COST $9,322)                            9,322
                                                                                  -----------

                  TOTAL INVESTMENTS -- 100.0%
                  (Cost $44,331,566)                                               45,112,004

                  Other Assets and Liabilities (net) -- 0.0%                          (11,004)
                                                                                  -----------

                  TOTAL NET ASSETS -- 100%                                        $45,101,000
                                                                                  ===========

              See accompanying notes to the financial statements.             1

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
-------------------------------------------------------------------------------


Assets:
   Investments, at value (cost $44,331,566) (Note 1)                $45,112,004
   Receivable for expenses waived or borne by Manager (Note 2)            4,689
                                                                    -----------

       Total assets                                                  45,116,693
                                                                    -----------

Liabilities:
   Accrued expenses                                                      15,693
                                                                    -----------

       Total liabilities                                                 15,693
                                                                    -----------

Net assets                                                          $45,101,000
                                                                    ===========

Net assets consist of:
   Paid-in capital                                                  $43,203,821
   Accumulated undistributed net realized gain                        1,116,741
   Net unrealized appreciation                                          780,438
                                                                    -----------
                                                                    $45,101,000
                                                                    ===========

Net assets attributable to:
   Class III shares                                                 $45,101,000
                                                                    ===========

Shares outstanding:
   Class III                                                          4,301,488
                                                                    ===========

Net asset value per share:
   Class III                                                        $     10.48
                                                                    ===========

2              See accompanying notes to the financial statements.

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
-------------------------------------------------------------------------------

Investment Income:
   Dividends from investment company shares                                          $  935,681
   Interest                                                                               1,240
                                                                                     ----------

       Total income                                                                     936,921
                                                                                     ----------
Expenses:
   Custodian and transfer agent fees                                                     17,959
   Audit fees                                                                            13,384
   Registration fees                                                                      9,818
   Legal fees                                                                             1,112
   Trustees fees (Note 2)                                                                   354
   Miscellaneous                                                                            168
   Fees waived or borne by Manager (Note 2)                                             (42,795)
                                                                                     ----------
   Shareholder service fee (Note 2)                                                          --
       Class I                                                                            1,009
                                                                                     ----------
       Net expenses                                                                       1,009
                                                                                     ----------

          Net investment income                                                         935,912
                                                                                     ----------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                                     (518,339)
       Realized gain distributions from investment company shares                     6,983,109
                                                                                     ----------

          Net realized gain                                                           6,464,770
                                                                                     ----------

   Change in net unrealized appreciation (depreciation) on investments                  402,806
                                                                                     ----------

       Net realized and unrealized gain                                               6,867,576
                                                                                     ----------

Net increase in net assets resulting from operations                                 $7,803,488
                                                                                     ==========

              See accompanying notes to the financial statements.              3

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
-------------------------------------------------------------------------------


                                                                           Period from
                                                                        November 26, 1996
                                                Year Ended         (commencement of operations)
                                             February 28, 1998         to February 28, 1997
                                             -----------------     ----------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                        $   935,912               $   202,369
   Net realized gain                              6,464,770                   672,205
   Change in net unrealized appreciation
      (depreciation)                                402,806                   377,632
                                                -----------               -----------

   Net increase in net assets resulting
      from operations                             7,803,488                 1,252,206
                                                -----------               -----------

Distributions to shareholders from:
   Net investment income
       Class I                                      (27,511)                       --
       Class III                                   (908,401)                 (202,377)
                                                -----------               -----------
       Total distributions from net
       investment income                           (935,912)                 (202,377)
                                                -----------               -----------
   In excess of net investment income
       Class I                                          (92)                       --
       Class III                                     (3,044)                       --
                                                -----------               -----------
       Total distributions in excess of
       net investment income                         (3,136)                       --
                                                -----------               -----------
   Net realized gains
       Class I                                     (175,698)                       --
       Class III                                 (5,674,854)                 (134,918)
                                                -----------               -----------
       Total distributions from net
       realized gains                            (5,850,552)                 (134,918)
                                                -----------               -----------

                                                 (6,789,600)                 (337,295)
                                                -----------               -----------
   Net share transactions: (Note 5)
       Class I                                      138,452                        --
       Class III                                 13,162,081                29,871,668
                                                -----------               -----------
   Increase in net assets resulting from
      net share transactions                     13,300,533                29,871,668
                                                -----------               -----------

   Total increase in net assets                  14,314,421                30,786,579

Net assets:
   Beginning of period                           30,786,579                        --
                                                -----------               -----------


   End of period (including accumulated
      undistributed net investment loss
      of $0 and $8, respectively)               $45,101,000               $30,786,579
                                                ===========               ===========



4             See accompanying notes to the financial statements.

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)
--------------------------------------------------------------------------------



                                                             Period from April 30, 1997
                                                                  (commencement of
                                                                  operations) to
                                                                  January 9, 1998
                                                             --------------------------
Net asset value, beginning of period                                 $10.24
                                                                     ------

Income from investment operations:
   Net investment income/(b)/                                          0.25+
   Net realized and unrealized gain                                    0.93
                                                                     ------

      Total from investment operations                                 1.18
                                                                     ------


Less distributions to shareholders:
   From net investment income                                         (0.26)
   In excess of net investment income                                    --/(d)/
   From net realized gains                                            (1.65)
                                                                     ------

      Total distributions                                             (1.91)
                                                                     ------
Net asset value, end of period                                       $ 9.51/(c)/
                                                                     ======

Total Return/(a)/                                                     11.04%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                      -
   Net expenses to average daily net assets                            0.13%*
   Net investment income to average daily net assets/(b)/              3.18%*
   Portfolio turnover rate                                               32%
   Fees and expenses voluntarily waived or borne by the Manager
      consisted of the following per share amount:                   $ 0.01


/(a)/ Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/ All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

/(d)/ The per share distribution in excess of net investment income was $0.0008.

+     Computed using average shares outstanding throughout the period.

*     Annualized.


              See accompanying notes to the financial statements.              5

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                            Period from
                                                      Year Ended          November 26, 1996
                                                     February 28,    (commencement of operations)
                                                         1998           to February 28, 1997
                                                    ---------------   ---------------------------
Net asset value, beginning of period                    $ 10.30               $  10.00
                                                        -------               --------

Income from investment operations:
   Net investment income /(b)/                             0.26+                  0.12
   Net realized and unrealized gain                        1.83                   0.38
                                                        -------               --------

      Total from investment operations                     2.09                   0.50
                                                        -------               --------

Less distributions to shareholders:
   From net investment income                             (0.26)                 (0.12)
   In excess of net investment income                        --/(c)/                --
   From net realized gains                                (1.65)                 (0.08)
                                                        -------               --------

      Total distributions                                 (1.91)                 (0.20)
                                                        -------               --------
Net asset value, end of period                          $ 10.48               $  10.30
                                                        =======               ========

Total Return /(a)/                                        21.86%                  5.09%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                    $45,101               $ 30,787
   Net expenses to average daily net assets                0.00%                  0.00%*
   Net investment income to average daily net
      assets /(b)/                                         2.39%                  3.21%*
   Portfolio turnover rate                                   32%                    10%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following         $  0.01               $   0.01
      per share amounts:

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
/(c)/ The per share distribution in excess of net investment income was $0.0009.
  +   Computed using average shares outstanding throughout the period.
  *   Annualized.

6              See accompanying notes to the financial statements.

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
-------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Global (U.S.+) Equity Allocation Fund (the "Fund"), which commenced operations on November 26, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the GMO Global (U.S.+) Equity Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing primarily in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/ dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Collateral for certain tri-party agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.


     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the classification of distributions received from underlying funds.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


            Accumulated       Accumulated Undistributed
         Undistributed Net           Net Realized
         Investment Income               Gain                Paid-in Capital
         -----------------    -------------------------    -------------------
               $3,144                 $(34,764)                  $31,620


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .47% of the amount invested. In the case of cash redemptions, the fee is .15% of the amount redeemed. Prior to June 30, 1997, the premium on cash purchases was .42% and the fee on cash redemptions was .05%. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "share repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $62,159 in purchase premiums and $4,107 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.   Fees and other transactions with affiliates

     The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

     GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $354. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $26,850,766 and $12,424,264, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                       Gross Unrealized    Gross Unrealized    Net Unrealized
     Aggregate Cost      Appreciation        Depreciation       Appreciation
     --------------    ----------------    ----------------    --------------
      $ 45,039,580        $ 1,243,426        $ 1,171,002          $ 72,424



4.   Principal shareholders

     At February 28, 1998, 37.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.


5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:

                                                Period from April 30, 1997
                                               (commencement of operations)
    Class I:                                        to January 9, 1998
                                            ----------------------------------
                                                Shares            Amount
                                            ----------------  ----------------
    Shares sold                                107,248        $   1,151,341
    Shares issued to shareholders in
      reinvestment of distributions             20,607              203,301
    Shares repurchased                        (127,855)          (1,216,190)
                                            ----------------  ----------------
    Net increase                                     0        $     138,452
                                            ================  ================

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------



Share transactions -- continued

                                                                   Period from November 26, 1996
                                              Year Ended           (commencement of operations)
   Class III:                             February 28, 1998            to February 28, 1997
                                 --------------------------------  ------------------------------
                                     Shares          Amount          Shares           Amount
                                 -------------- -----------------  -------------  ---------------
   Shares sold                       1,472,906  $   15,143,599      3,086,368     $  30,859,765
   Shares issued to shareholders
     in reinvestment of
     distributions                     192,315       1,900,758             --                --
   Shares repurchased                 (352,601)     (3,882,276)       (97,500)         (988,097)
                                 -------------- -----------------  -------------  ---------------
   Net increase                      1,312,620  $   13,162,081      2,988,868     $  29,871,668
                                 ============== =================  =============  ===============

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 48.02% of distributions as net capital gain dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Global (U.S.+) Equity Allocation Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------



Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than twenty years. Mr. Inker has been with the firm for six years.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the Global (U.S.+) Equity Allocation Fund returned 21.9% for the fiscal year ended February 28, 1998. During that period the Fund's benchmark (75% S&P 500/25% GMO EAFE-Lite Extended) returned 30.0%.

     We use GMO's long-term asset class forecasts to allocate the Global (U.S.+) Equity Allocation Fund among various GMO mutual funds. In our view, the U.S. stock market is significantly overvalued. It is notoriously difficult to call the top of a major stock market bubble like the one that exists in the U.S. today. We believe, however, that our key analysis has been correct, having done a far more complete analysis of bullish competitive data on the U.S. market and "new era" thinking than we have ever done. Our research suggests that from the market's current valuation level prospective returns for large capitalization U.S. stocks over the next 10 years will be very disappointing.

     During the fiscal year, the Fund was underweight in U.S. stocks by 17% relative to the benchmark. This allocation hurt the Fund's overall performance due to the continuing rally of U.S. equities. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small stocks, where we were 12% overweight, and real estate investment trusts (REITs), where we were 8% overweight. For the fiscal year, the allocation to REITs hurt performance, as the GMO REIT Fund underperformed the S&P 500 Index by 21%. Although small stocks as measured by the Russell 2000 underperformed the S&P 500, performance of the GMO Small Cap Growth Fund and the GMO Small Cap Value Fund was strong, providing returns comparable to that of the S&P 500. In addition, return from our holding of the U.S. Core Fund exceeded that of the S&P 500 benchmark.

     Our overweight of international stocks was unsuccessful in adding value. Performance of the International Core Fund lagged the benchmark as the rally in expensive multinationals continued. The GMO International Core Fund returned 11.7%, underperforming the GMO EAFE-Lite Index by 7.2%. We also diversified into emerging markets, which did not perform well. The emerging markets as measured by the IFC Investable Index performed poorly, down 21.8%, due to the crisis in Asian economies. However, performance of the GMO Emerging Markets Fund was better at -12.9%.

     The portfolio also maintained a 10% weight in fixed income. Because of our very bearish view of the U.S. equity market, we believe a position in fixed income will provide excellent protection in a potentially difficult year.

     Until we see a significant correction in U.S. equities, it is likely that the Fund will maintain its bearish stance. The diversification of the Fund into fixed income and emerging markets should benefit performance in the current fiscal year. We also expect our U.S. portfolio to perform better this year. Small stocks are poised to outperform, and REITs should do well in the current market environment, providing more attractive yields and valuations than those available from large cap U.S. equities.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO Global (U.S.+) Equity Allocation Fund "GEAF" Class III Shares and
                             the MSCI World Index
                            As of February 28, 1998


              -------------------------------
                Average Annual Total Return
              -------------------------------
                                   Since
                  1 Year         Inception
              -------------------------------
         Class                   11/26/96
          III     21.1%            21.2%
              -------------------------------

                           [LINE GRAPH APPEARS HERE]

                                      GMO Global (U.S.+)
                         GEAF            Equity Index        MSCI World Index
                         ----         ------------------     ----------------

11/26/96                $9,953              $10,000               $10,000
 2/28/97               $10,444              $10,388               $10,047
 2/28/98               $12,727              $13,494               $12,467

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset value of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the state period and reflects a transaction fee of 47 bp on the purchase and 15 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO Global Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Global Bond Fund (A Series of GMO Trust)



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



      Par Value          Description                                             Value ($)
----------------------------------------------------------------------------------------------
                         DEBT OBLIGATIONS -- 96.8%

                         Brazil -- 2.4%
USD       2,021,645      Brazil Capitalization Bond, PIK, 8.00%, due 4/15/14         1,642,587
USD       1,000,000      Brazil Discount ZL Bond,
                            Variable Rate, 6 Mo. LIBOR + .81%, 6.69%, due
                            4/15/24                                                    827,500
                                                                                 --------------
                                                                                     2,470,087
                                                                                 --------------
                         Bulgaria -- 0.6%
USD       2,000,000      Bulgaria Discount Series B Strips, Basket 2, 0.00%,
                            due 7/28/24                                                255,000
USD         500,000      Bulgaria FLIRB Series B,
                            Variable Rate, Step up, 2.75%, due 7/28/12                 322,500
                                                                                 --------------
                                                                                       577,500
                                                                                 --------------
                         Canada -- 1.5%
CAD       2,000,000      Government of Canada Real Return, 4.25%, due 12/1/21        1,573,665
                                                                                 --------------
                         Denmark -- 3.2%
DKK      20,800,000      Kingdom of Denmark Bullet, 7.00%, due 11/15/07              3,398,870
                                                                                 --------------
                         Ecuador -- 0.3%
USD         500,000      Republic of Ecuador Par Bond,
                            Variable Rate, Step up, 3.50%, due 2/28/25                 274,063
                                                                                 --------------
                         France -- 5.4%
FRF      23,650,000      Credit Foncier, 6.50%, due 10/13/08                         4,202,339
ECU       1,000,000      Government of France, 8.25%, due 4/25/22                    1,477,502
                                                                                 --------------
                                                                                     5,679,841
                                                                                 --------------
                         Germany -- 0.7%
ESP      100,000,000     Deutsche Ausgleichsbank, 8.60%, due 5/22/03                   757,394
                                                                                 --------------
                         Greece -- 0.8%
GRD      250,000,000     Hellenic Republic,
                            Variable Rate, 12 mo. GTB + 1.50%, 11.00%, due
                            9/30/03                                                    819,487
                                                                                 --------------
                         Jordan -- 0.3%
USD         500,000      Hashemite Kingdom of Jordan Par Bond,
                            Variable Rate, Step up  144A, 5.00%, due 12/23/23          346,250
                                                                                 --------------
                         Mexico -- 0.7%
FRF       5,000,000      Mexico Par Bond, 6.63%, due 12/31/19                          715,394
                                                                                 --------------

              See accompanying notes to the financial statements.              1

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



      Par Value          Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                         New Zealand -- 2.4%
NZD       4,500,000      New Zealand Index Linked Bond, 4.50%, due 2/15/16           2,506,558
                                                                                 --------------
                         Nigeria -- 0.3%
USD         500,000      Central Bank of Nigeria Par Bond,
                            Variable Rate, Step up, 6.25%, due 11/15/20                360,000
                                                                                 --------------
                         Supra National -- 3.4%
JPY      85,000,000      Asian Development Bank, 5.00%, due 2/5/03                     794,962
AUD       6,900,000      European Bank Recon and Development, Zero Coupon,
                            due 2/10/28                                                707,966
GBP       1,000,000      International Bank Recon and Development, 11.50%,
                            due 11/9/03                                              2,026,842
                                                                                 --------------
                                                                                     3,529,770
                                                                                 --------------
                         Sweden -- 2.6%
SEK       5,000,000      Government of Sweden Index Linked Bond, 4.00%, due
                            12/1/20                                                    692,696
SEK      16,100,000      Kingdom of Sweden, 6.00%, due 2/9/05                        2,088,914
                                                                                 --------------
                                                                                     2,781,610
                                                                                 --------------
                         United States -- 71.8%

                         Asset Backed Securities -- 57.5%
USD         763,677      AFC Home Equity Loan Trust Series 97-1 Class A,
                            Variable Rate, 1 mo. LIBOR + .22%, 5.85%, due
                            3/25/27                                                    760,575
USD       5,000,000      Augusta Funding Series 96-F2,
                            Variable Rate, 3 mo. LIBOR + .30%, 144A, 6.06%,
                            due 4/15/06                                              5,000,000
USD         219,987      BCI Home Equity Loan 94-1 Class A1,
                            Variable Rate, 1 mo. LIBOR + .24%, 5.93%, due
                            3/29/44                                                    219,987
USD      16,045,000      Discover Card Master Trust I 94-2 Class A,
                            Variable Rate, 1 mo. LIBOR + .35%, 5.98%, due
                            10/16/04                                                16,185,393
USD       3,000,000      Eagle Pier Corp BV,
                            Variable Rate, 6 mo. LIBOR + .25%, 6.09%, due
                            10/03/01                                                 3,010,500
USD       2,000,000      First Chicago Master Trust II 95-0 Class A,
                            Variable Rate, 1 mo. LIBOR + .23%, 5.86%, due
                            2/15/04                                                  2,007,500
USD       5,000,000      First Deposit Master Trust Series 96-1 Class A,
                            Variable Rate, 1 mo. LIBOR +.17%, 5.76%, due
                            8/15/07                                                  5,012,500
USD       4,000,000      National Premier Finance 95-2 Class A, 144A, 6.21%,
                            due 6/01/99                                              4,000,000
USD       2,000,000      National Premier Finance IX 96-1 Class A, 144A,
                            7.20%, due 7/01/00                                       2,042,000
USD      10,000,000      Pacific Life CBO 98-1 Class A2A,
                            Variable Rate, Step Up, 0.00%, due 1/15/10               9,782,812

2              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



      Par Value          Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                         Asset Backed Securities -- continued
USD       5,000,000      Rhyno CBO Series 97-1 Class A-2, 144A,
                            Variable Rate, Step Up, 0.00%, due 9/15/09               5,322,655
USD       4,078,750      SMS Student Loan Trust 94-B Class A2,
                            Variable Rate, 1 mo. LIBOR + .30%, 5.93%, due
                            4/25/16                                                  4,082,828
USD       3,000,000      Starvest CBO-1 Class A,
                            Variable Rate, 6 mo. LIBOR + .19% 144A, 5.81%,
                            due 7/30/11                                              2,964,000
                                                                                 --------------
                                                                                    60,390,750
                                                                                 --------------
                         U.S. Government -- 1.9%
USD       2,014,480      U.S. Treasury Inflation Indexed Note, 3.63%, due
                            7/15/02/(a)/                                             2,003,777
                                                                                 --------------
                         U.S. Government Agency -- 12.4%

                         U.S. Government Agency Bonds/Notes -- 5.4%
USD       4,000,000      Agency for International Development Floater
                            (Support of India),
                           Variable Rate, 3 mo. LIBOR + .10%, 5.73%, due
                           2/01/27                                                   4,014,375
USD       1,639,000      Ship Co 668, Series A, 8.50%, due 5/11/02                   1,639,820
                                                                                 --------------
                                                                                     5,654,195
                                                                                 --------------
                         Structured Notes -- 7.0%
USD       2,750,000      Federal Home Loan Bank,
                            Variable Rate, ((.50 x 10YR CMT) + 1.25%), 4.42%,
                            due 3/16/98                                              2,745,875
USD       5,000,000      Federal Home Loan Bank,
                            Variable Rate, (10.00% - 6 mo. LIBOR), 4.19%, due
                            9/22/03                                                  4,600,000
                                                                                 --------------
                                                                                     7,345,875
                                                                                 --------------
                                                                                    13,000,070
                                                                                 --------------

                         Total United States                                        75,394,597
                                                                                 --------------
                         Venezuela -- 0.4%
USD         500,000      Republic of Venezuela Discount Bond Series A,
                            Variable Rate, 6 mo. LIBOR + .81%, 6.75%, due
                            3/31/20                                                    437,500
                                                                                 --------------

                         TOTAL DEBT OBLIGATIONS (COST $101,256,330)                101,622,586
                                                                                 --------------

              See accompanying notes to the financial statements.             3

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



   Principal Amount      Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                         CALL OPTIONS PURCHASED -- 1.9%

                         Cross Currency Options -- 0.2%
DEM      62,400,000      DEM Call/BEF Put, Expires 7/8/98, Strike 20.6                  72,206
DEM      28,300,000      DEM Call/ITL Put, Expires 9/22/98, Strike 993                 115,396
                                                                                 --------------
                                                                                       187,602
                                                                                 --------------
                         Options on Bonds -- 0.4%
SEK     113,000,000      Sweden Government Bond, Expires 4/30/98, Strike
                         100.677                                                       434,702
                                                                                 --------------
                         Options on Currency -- 1.3%
USD      25,100,000      German Mark, Expires 9/17/98, Strike 1.725                  1,307,710
USD      30,000,000      Japanese Yen, Expires 6/15/98, Strike 140                      51,000
                                                                                 --------------
                                                                                     1,358,710
                                                                                 --------------
                         Options on Futures -- 0.0%
USD         250,000      Eurodollar, Expires 3/16/98, Strike 94.25                      20,000
                                                                                 --------------
                         TOTAL CALL OPTIONS PURCHASED
                         (COST  $2,051,319)                                          2,001,014
                                                                                 --------------
                         PUT OPTIONS PURCHASED -- 0.4%

                         Cross Currency Options -- 0.1%
DEM      28,300,000      DEM Put/ITL Call, Expires 9/22/98, Strike 993                  71,732
USD         973,663      TRL Put/1.00 USD + 1.50 DEM Basket Call, Expires
                         5/12/98, Strike 545,000                                         5,025
                                                                                 --------------
                                                                                        76,757
                                                                                 --------------
                         Options on Currency -- 0.3%
USD      25,100,000      German Mark, Expires 9/17/98, Strike 1.725                    351,400
                                                                                 --------------
                         Options on Futures -- 0.0%
USD         250,000      Eurodollar, Expires 3/16/98, Strike 94.00                       1,250
                                                                                 --------------

                         TOTAL PUT OPTIONS PURCHASED
                         (COST  $1,142,585)                                            429,407
                                                                                 --------------

      Shares             RIGHTS AND WARRANTS -- 0.0%
------------------
                         Mexico -- 0.0%
            870,000      United Mexican States Warrants, Expires 6/30/03*                   --
                                                                                 --------------

                         TOTAL RIGHTS AND WARRANTS (COST  $0)                               --
                                                                                 --------------


4              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



      Par Value          Description                                             Value ($)
--------------------------------------------------------------------------------------------------
                         SHORT-TERM INVESTMENTS -- 4.7%

                         Cash Equivalents -- 2.9%
USD       3,090,000      BankBoston Eurodollar Time Deposit, 5.7875% due
                         3/2/98/(b)/                                                 3,090,000
                                                                                 --------------
                         Repurchase Agreements -- 1.8%
USD       1,868,787      Salomon Smith Barney Inc. Repurchase Agreement,
                         dated 2/27/98, due 3/2/98, with a maturity value of
                         $1,869,576 and an effective yield of 5.07%,
                         collateralized by a U.S. Treasury Obligation with a
                         rate of 8.875%, with a maturity date of 8/15/17 and
                         with a market value of $1,906,163.                          1,868,787
                                                                                 --------------
                         TOTAL SHORT-TERM INVESTMENTS
                         (COST $4,958,787)                                           4,958,787
                                                                                 --------------

                         TOTAL INVESTMENTS -- 103.8%
                         (Cost $109,409,021)                                       109,011,794

                         Other Assets and Liabilities (net) -- (3.8)%               (3,959,718)
                                                                                 --------------

                         TOTAL NET ASSETS -- 100%                                $ 105,052,076
                                                                                 ==============

                         Notes to the Schedule of Investments:

                         FLIRB - Front Loaded Interest Reduction Bond

                         GTB - Greek Treasury Bill

                         PIK - Payment In Kind

                         CMT - Constant Maturity Treasury Index

                         144A - Securities exempt from registration under
                            Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

              See accompanying notes to the financial statements.              5

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998



            Notes to the Schedule of Investments -- continued Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.

            Currency Abbreviations
            AUD - Australian Dollar              GRD - Greek Drachma
            BEF - Belgian Franc                  ITL - Italian Lira
            CAD - Canadian Dollar                JPY - Japanese Yen
            CHF - Swiss Franc                    MYR - Malaysian Ringgit
            DEM - German Mark                    NLG - Netherlands Guilder
            DKK - Danish Krone                   NZD - New Zealand Dollar
            ECU - European Currency Unit         SEK - Swedish Krona
            ESP - Spanish Peseta                 THB - Thailand Baht
            FRF - French Franc                   TRL - Turkish Lira
            GBP - British Pound                  USD - United States Dollar

            (a) Security has been segregated to cover margin
                requirements on open financial futures contracts.
            (b) Represents investments of security lending
                collateral (Note 1).
            *   Non-income producing security.


6               See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
-------------------------------------------------------------------------------

Assets:
      Investments, at value (cost $109,409,021) (Note 1)                           $109,011,794
      Cash (Note 1)                                                                     383,469
      Interest receivable                                                             1,031,109
      Receivable for variation margin on open futures contracts (Notes 1 and 6)           3,801
      Receivable for open forward foreign currency contracts (Notes 1 and 6)          2,124,139
      Receivable for expenses waived or borne by Manager (Note 2)                        26,422
                                                                                   ------------

       Total assets                                                                 112,580,734
                                                                                   ------------

Liabilities:
      Payable upon return of securities loaned (Note 1)                               3,090,000
      Written options outstanding, at value (premiums $3,069,325) (Notes 1 and 6)     2,899,290
      Payable for open forward foreign currency contracts (Notes 1 and 6)             1,343,640
      Payable to affiliate for (Note 2):
         Management fee                                                                  28,178
         Shareholder service fee                                                         12,040
      Payable for open swap contracts (Notes 1 and 6)                                    89,797
      Accrued expenses                                                                   65,713
                                                                                   ------------

       Total liabilities                                                              7,528,658
                                                                                   ------------

Net assets                                                                         $105,052,076
                                                                                   ============
Net assets consist of:
      Paid-in capital                                                              $104,956,998
      Distributions in excess of net investment income                                 (549,020)
      Accumulated undistributed net realized gain                                       318,404
      Net unrealized appreciation                                                       325,694
                                                                                   ============
                                                                                   $105,052,076
                                                                                   ============
Net assets attributable to:
      Class III shares                                                             $105,052,076
                                                                                   ============
Shares outstanding:
      Class III                                                                      10,349,491
                                                                                   ============
Net asset value per share:
      Class III                                                                    $      10.15
                                                                                   ============



              See accompanying notes to the financial statements.             7

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
-------------------------------------------------------------------------------


Investment Income:
      Interest (including securities lending income of $180)          5,567,990
                                                                     -----------

       Total income                                                   5,567,990
                                                                     -----------

Expenses:
      Management fee (Note 2)                                           297,447
      Custodian and transfer agent fees                                 102,228
      Audit fees                                                         53,766
      Legal fees                                                          8,308
      Registration fees                                                   6,447
      Trustees fees (Note 2)                                                721
      Miscellaneous                                                       2,675
      Fees waived or borne by Manager (Note 2)                         (310,242)
                                                                     -----------
                                                                        161,350
      Shareholder service fee (Note 2)
       Class I                                                           13,476
       Class III                                                        120,157
                                                                     -----------
       Net expenses                                                     294,983
                                                                     -----------

          Net investment income                                       5,273,007
                                                                     -----------

Realized and unrealized gain (loss):
      Net realized gain (loss) on:
       Investments                                                     (718,532)
       Closed futures contracts                                       2,841,656
       Closed swap contracts                                            205,858
       Written options                                                  492,346
       Foreign currency, forward contracts and foreign
       currency related transactions                                   (246,590)
                                                                     -----------

          Net realized gain                                           2,574,738
                                                                     -----------

      Change in net unrealized appreciation (depreciation) on:
       Investments                                                   (1,176,239)
       Open futures contracts                                           214,709
       Open swap contracts                                              (89,797)
       Written options                                                  131,035
       Foreign currency, forward contracts and foreign
       currency related transactions                                  1,226,694
                                                                     -----------

          Net unrealized gain                                           306,402
                                                                     -----------

       Net realized and unrealized gain                               2,881,140
                                                                     -----------

Net increase in net assets resulting from operations                 $8,154,147
                                                                     ===========

8              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 Year Ended          Year Ended
                                                                February 28,         February 28,
                                                                    1998                1997
                                                              ----------------   ----------------
Increase (decrease) in net assets:
Operations:
      Net investment income                                     $ 5,273,007         $3,974,892
      Net realized gain                                           2,574,738          3,056,295
      Change in net unrealized appreciation (depreciation)          306,402            364,425
                                                                ------------        -----------
      Net increase in net assets resulting from operations        8,154,147          7,395,612
                                                                ------------        -----------

Distributions to shareholders from:
      Net investment income
       Class I                                                     (308,025)                --
       Class III                                                 (4,712,549)        (3,484,400)
                                                                ------------        -----------
       Total distributions from net investment income            (5,020,574)        (3,484,400)
                                                                ------------        -----------
      Net realized gains
       Class I                                                     (157,383)                --
       Class III                                                 (2,433,530)        (2,181,543)
                                                                ------------        -----------
       Total distributions from net realized gains               (2,590,913)        (2,181,543)
                                                                ------------        -----------
      In excess of net realized gains
       Class I                                                     (104,612)                --
       Class III                                                 (1,617,556)                --
                                                                ------------        -----------
       Total distributions in excess of net realized gains       (1,722,168)                --
                                                                ------------        -----------

                                                                 (9,333,655)        (5,665,943)
                                                                ------------        -----------
      Net share transactions: (Note 5)
       Class I                                                     (684,405)           654,817
       Class III                                                 35,501,679         37,957,406
                                                                ------------        -----------
      Increase in net assets resulting from net share            34,817,274         38,612,223
      transactions                                              ------------        -----------

      Total increase in net assets                               33,637,766         40,341,892

Net assets:
      Beginning of period                                        71,414,310         31,072,418
                                                                ------------        -----------


      End of period (including distributions in excess of
      net investment income of $549,020 and accumulated
      undistributed net investment income of $1,195,168,        $105,052,076        $71,414,310
      respectively)                                             ============        ===========


              See accompanying notes to the financial statements.              9

GMO Global Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
-------------------------------------------------------------------------------


                                                         Period from      Period from January 6, 1997
                                                        March 1, 1997     (commencement of operations)
                                                     to January 9, 1998     to February 28, 1997
                                                     ------------------   ----------------------------
Net asset value, beginning of period                        $10.15                   $10.29
                                                            -------                  -------

Income from investment operations:
      Net investment income                                   0.55+                    0.09
      Net realized and unrealized gain (loss)                 0.44                    (0.23)
                                                            -------                  -------

      Total from investment operations                        0.99                    (0.14)
                                                            -------                  -------

Less distributions to shareholders:
      From net investment income                             (0.55)                      --
      From net realized gains                                (0.28)                      --
      In excess of net realized gains                        (0.18)                      --
                                                            -------                  -------

      Total distributions                                    (1.01)                      --
                                                            -------                  -------
Net asset value, end of period                              $10.13/(a)/              $10.15
                                                            =======                  =======

Total Return /(b)/                                            9.98%                   (1.36)%

Ratios/Supplemental Data:
      Net assets, end of period (000's)                         --                   $  646
      Net expenses to average daily net assets                0.47%*                   0.47%*
      Net investment income to average daily net assets       6.12%*                   6.05%*
      Portfolio turnover rate                                  103%                      72%
      Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
                      share amounts:                        $ 0.03                   $ 0.01

*     Annualized.
+     Computed using average shares outstanding throughout the period.
/(a)/ All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(b)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.


10              See accompanying notes to the financial statements

GMO Global Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                                         Year Ended
                                                                      February 28/29,
                                                              ---------------------------------
                                                                1998        1997       1996 *
                                                              ---------    --------    --------
Net asset value, beginning of period                          $  10.16     $  9.89     $ 10.00
                                                              ---------    --------    --------

Income from investment operations:
      Net investment income                                       0.65 +      0.61        0.05
      Net realized and unrealized gain (loss)                     0.36        0.59       (0.16)
                                                              ---------    --------    --------

      Total from investment operations                            1.01        1.20       (0.11)
                                                              ---------    --------    --------

Less distributions to shareholders:
      From net investment income                                 (0.56)      (0.57)         --
      From net realized gains                                    (0.28)      (0.36)         --
      In excess of net realized gains                            (0.18)         --          --
                                                              ---------    --------    --------

      Total distributions                                        (1.02)      (0.93)         --
                                                              ---------    --------    --------
Net asset value, end of period                                $  10.15     $ 10.16     $  9.89
                                                              =========    ========    ========

Total Return (a)                                                 10.19%      12.01%      (1.10)%

Ratios/Supplemental Data:
      Net assets, end of period (000's)                       $105,052     $70,768     $31,072
      Net expenses to average daily net assets                    0.34%       0.34%       0.34%**
      Net investment income to average daily net assets           6.21%       6.31%       6.16%**
      Portfolio turnover rate                                      103%         72%          0%
      Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                       $   0.04     $  0.04     $  0.01

*    Period from December 28, 1995 (commencement of operations) to February 29,
     1996.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.



              See accompanying notes to the financial statements.             11

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
-------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks high total return by investing primarily in investment grade bonds denominated in various currencies including U.S. dollars and multicurrency units. The Fund generally seeks to provide a total return greater than that provided by the global fixed income securities market.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     Effective January 9, 1998, Class I shares ceased operations, and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     Portfolio valuation

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1998, the total value of these securities represented 18% of net assets. These prices may differ from the value that would have been used had a broader market for securities existed and the differences could be material to the financial statements.


     Foreign currency translation

     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.


     Futures contracts

     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Forward currency contracts

     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.


     Options

     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 28, 1998.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.


     Indexed securities

     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Swap agreements

     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate and total return swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security an index underlying the transaction exceeds or falls short or the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. At February 28, 1998, $383,469 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.


     Repurchase agreements

     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending

     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $3,014,783, collateralized by cash in the amount of $3,090,000, which was invested in short-term instruments.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Taxes

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.


     Distributions to shareholders

     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


            Distributions in
              Excess of Net     Accumulated Undistributed
            Investment Income       Net Realized Gain       Paid-in Capital
            ------------------  -------------------------  ------------------
              $(1,996,621)              $1,996,621                  $-


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.


     Security transactions and related investment income

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on the U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as income.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Allocation of operating activity

     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.


     Purchases and redemptions of Fund shares

     The premium on cash purchases of Fund shares is .15% of the amount invested. The premium may be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold", as summarized in Note 5. For the year ended February 28, 1998, the Fund received $50,316 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


     Investment risk

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .35% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .19% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .34%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $721. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.


3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                   Purchases       Proceeds
                                                  ------------    -----------
         U.S. Government securities               $  5,972,530    $ 6,133,193
         Investments (non-U.S. Government
         securities)                               109,019,592     71,382,445


     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                        Gross Unrealized    Gross Unrealized  Net Unrealized
       Aggregate Cost     Appreciation        Depreciation     Depreciation
       --------------   ----------------    ----------------  --------------
        $109,449,332       $1,601,404          $2,038,942        $437,538

4.   Principal shareholders

     At February 28, 1998, 76.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums received by the Fund, were as follows:


                                                                      Period from January 6, 1997
                                     Period from March 1, 1997 to   (commencement of operations) to
                                            January 9, 1998               February 28, 1997
                                    ------------------------------ --------------------------------
    Class I:                             Shares         Amount          Shares          Amount
                                    ------------- ---------------- ---------------- ---------------
    Shares sold                          498,433  $     5,013,156            63,643 $       654,817
    Shares issued to shareholders
     in reinvestment of
     distributions                        56,872          570,020             -               -
    Shares repurchased                  (618,948)      (6,267,581)            -               -
                                    ============= ================ ================ ===============
    Net increase/(decrease)              (63,643) $      (684,405)           63,643         654,817
                                    ============= ================ ================ ===============


                                             Year Ended                      Year Ended
                                          February 28, 1998              February 28, 1997
                                    ------------------------------ -------------------------------
    Class III:                           Shares         Amount          Shares          Amount
                                    -------------- ---------------- --------------- ---------------
    Shares sold                         3,289,637  $    34,819,662       4,047,314  $   40,339,699
    Shares issued to shareholders
     in reinvestment of
     distributions                        724,057        7,256,147         435,009       4,467,251
    Shares repurchased                   (627,568)      (6,574,130)       (662,011)     (6,849,544)
                                    ============== ================ =============== ===============
    Net increase                        3,386,126  $    35,501,679       3,820,312  $   37,957,406
                                    ============== ================ =============== ===============

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Forward currency contracts


                                                                                 Net Unrealized
       Settlement                              Units of                           Appreciation
          Date         Deliver/Receive         Currency             Value        (Depreciation)
       -----------     -----------------    ----------------     ------------    ----------------
       Buys

       5/07/98               AUD                  2,500,000  $     1,705,558   $         23,433
       3/27/98               CAD                 19,300,000       13,570,155            117,790
       3/05/98               DEM                  6,900,000        3,803,476           (109,069)
       4/09/98               DEM                 81,300,000       44,910,626           (109,747)
       4/30/98               DEM                  6,121,415        3,385,736             11,365
       7/10/98               DEM                 13,000,000        7,219,535             33,582
       4/17/98               GBP                  8,600,000       14,123,365            (16,327)
       3/20/98               ITL             24,712,205,000       13,805,921           (351,408)
       4/03/98               JPY              4,030,000,000       32,064,628             97,815
       3/23/98               THB                 60,000,000        1,384,786           (195,201)
       6/22/98               THB                 30,000,000          677,413            (99,085)
                                                                                 ================
                                                                               $       (596,852)
                                                                                 ================

       Sales

       5/07/98               AUD                  5,700,000  $     3,888,671   $        (78,563)
       7/10/98               BEF                268,143,460        7,211,626            (25,672)
       3/27/98               CAD                  1,200,000          843,740             (6,155)
       3/20/98               DEM                 25,100,000       13,848,620            308,709
       4/09/98               DEM                  7,700,000        4,253,528              2,863
       4/30/98               ECU                  3,100,000        3,383,276             (8,905)
       4/17/98               GBP                  1,600,000        2,627,603            (37,843)
       4/03/98               JPY              3,720,000,000       29,598,118           (120,714)
       3/20/98               MYR                  3,965,500        1,077,765            (77,765)
       4/17/97               MYR                  7,481,000        2,028,961             (3,237)
       3/05/98               NLG                  7,775,610        3,800,177            112,369
       3/12/98               NZD                  4,500,000        2,637,167             38,579
       3/23/98               THB                 60,000,000        1,384,786            694,937
       6/22/98               THB                 30,000,000          677,413            344,733
                                                                                 ================
                                                                               $      1,143,336
                                                                                 ================

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Forward cross currency contracts

                                                                                       Net
                                                                                    Unrealized
       Settlement                                                                  Appreciation
          Date         Deliver/Units of Currency      Receive/In Exchange For     (Depreciation)
       ------------    ---------------------------   --------------------------   ---------------
       7/10/98            BEF         477,511,650       DEM         23,100,000  $        (13,952)
       5/14/98            CHF           4,665,984       DEM          5,800,000              (879)
       4/30/98            DEM         140,640,500       ECU         71,500,000           245,793
       4/24/98            DEM          12,000,000       ESP      1,019,460,000            (4,989)
       4/23/98            DEM           5,039,225       GBP          1,700,000             4,901
       3/20/98            DEM          10,200,000       ITL     10,053,960,000           (10,900)
       3/06/98            DEM          23,300,000       SEK        102,874,896             7,531
       3/23/98            DKK          83,850,800       DEM         22,000,000             5,247
       4/30/98            ECU          34,200,000       DEM         67,351,564           (73,229)
       5/22/98            FRF         122,009,888       DEM         36,400,000            21,850
       3/06/98            SEK          96,215,507       DEM         21,900,000            52,642
                                                                                  ---------------
                                                                                $        234,015
                                                                                  ===============


     Futures contracts

                                                                                   Net Unrealized
      Number of                                       Expiration      Contract      Appreciation
      Contracts                Type                      Date          Value       (Depreciation)
      ---------  ----------------------------------  -------------- ------------- -----------------
         Buys

          25     Australian Government Bond 3 YR      March 1998    $  2,015,451  $        25,667
          7      Australian Government Bond 10 YR     March 1998         690,902            8,569
          55     FRF MATIF Bond                       June 1998        4,668,312          (10,362)
          8      German Government Bond               March 1998       1,185,695           48,432
          50     German Government Bond               June 1998        7,369,958           (7,456)
         108     U.S. Treasury Bond 30 YR             March 1998      13,044,375          197,861
          61     U.S. Treasury Bond 30 YR             June 1998        7,348,594          (66,545)
          48     U.K Gilt                             June 1998        4,222,030          (48,461)
                                                                                  -----------------
                                                                                  $       147,705
                                                                                  =================

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------


     Futures contracts -- continued


                                                                                   Net Unrealized
      Number of                                       Expiration      Contract      Appreciation
      Contracts                Type                      Date          Value       (Depreciation)
      ---------  ----------------------------------   ------------   ------------ -----------------
        Sales

          48     MSE 3 mo. Bankers Acceptance         March 1998     $ 8,011,804  $       (33,725)
          3      Canadian Government Bond             June 1998          262,500               (2)
          4      Italian Government Bond 10 YR        June 1998          528,073              322
          6      Japanese Government Bond 10 YR       June 1998        6,144,859          (14,352)
          10     Spanish Government Bond 10 YR        March 1998         706,100          (31,657)
          57     Swiss Government Bond                March 1998       4,862,633         (275,022)
          40     Swiss Government Bond                June 1998        3,423,004           24,288
         118     U.S. Treasury Bond 10 YR             June 1998       13,289,750           99,733
                                                                                  -----------------
                                                                                  $      (230,415)
                                                                                  =================

     At February 28, 1998, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

     Written option transactions


                                          Puts                                Calls

                               Principal                            Principal
                               Amount of                            Amount of
                               Contracts                            Contracts
                             (000's omitted)      Premiums        (000's omitted)     Premiums
                            -----------------  ---------------   ----------------- ---------------
     Outstanding, beginning
          of period                   4,000    $     199,000               4,000   $     170,400
     Options written                 73,805        1,689,153             102,932       1,873,438
     Options closed                     (30)         (26,993)                 --              --
     Options exercised               (8,000)        (219,000)             (2,832)       (139,235)
     Options expired                 (1,075)        (115,450)            (65,400)       (361,988)
                            -----------------  ---------------   ----------------- ---------------
     Outstanding, end
          of period                  68,700    $   1,526,710              38,700   $   1,542,615
                            =================  ===============   ================= ===============

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Summary of written options outstanding


                            Principal Amount
                              of Contracts                        Expiration
                             (000's omitted)   Exercise Price        Date              Value
                            ------------------ --------------- ------------------ ----------------
     Calls
     Canadian Dollar             13,600           1.4294 CAD        5/08/98      $       96,560
     Japanese Yen                25,100           113.65 JPY        9/17/98           2,090,830

     Puts
     Canadian Dollar             13,600           1.4294 CAD        5/08/98             153,680
     Japanese Yen                25,100           113.65 JPY        9/17/98             252,000
     Japanese Yen                30,000           117.18 JPY        6/15/98             306,220
                                                                                  ================
                                                                                 $    2,899,290
                                                                                  ================


     Swap agreements

                                                                                          Net
                                                                                       Unrealized
      Notional Amount    Expiration                                                   Appreciation
     Fund/Counterparty      Date                      Description                    (Depreciation)
     -----------------  -----------  --------------------------------------------    --------------
     2,000,000 USD/       5/04/98    Agreement with Morgan Guaranty Trust Company    $      40,053
     1,179,438 USD                   dated 2/10/98 to receive the notional amount
                                     multiplied by the change in market value
                                     (including accrued interest) on the Russia
                                     Principal Floating Rate Note due 12/15/20
                                     and to pay the notional amount multiplied
                                     by 3 month LIBOR adjusted by a specified
                                     spread.

     1,000,000 USD/       5/11/98    Agreement with Morgan Guaranty Trust Company           24,450
     1,014,687 USD                   dated 2/03/98 to receive the notional amount
                                     multiplied by the change in market value
                                     (including accrued interest) on the
                                     Republic of Argentina 9.75%, due 9/19/27
                                     and to pay the notional amount multiplied
                                     by 3 month LIBOR adjusted by a specified
                                     spread.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
-------------------------------------------------------------------------------

     Swap agreements -- continued


                                                                                            Net
                                                                                         Unrealized
      Notional Amount    Expiration                                                     Appreciation
     Fund/Counterparty      Date                      Description                      (Depreciation)
     -----------------  -------------    --------------------------------------------  --------------
     699,618 USD/             5/14/99    Agreement with Bank of America dated 5/29/97   $    (270,555)
     93,625,000,000 TRL                  to receive the notional amount multiplied by
                                         the change in market value (including
                                         accrued interest) on the Turkey Index
                                         Linked Bond due 5/14/99 and to pay the
                                         notional amount multiplied by 3 month
                                         LIBOR adjusted by a specified spread.


     274,045 USD/             6/04/99    Agreement with Bank of America dated 6/20/97           50,865
     59,818,517,884 TRL                  to receive the notional amount multiplied by
                                         the change in market value (including
                                         accrued interest) on the Turkey Index
                                         Linked Bond due 6/4/99 and to pay the
                                         notional amount multiplied by 3 month
                                         LIBOR adjusted by a specified spread.


     92,346 USD/              6/04/99    Agreement with Bank of America dated 11/13/97          65,390
     28,936,660,891 TRL                  to receive the notional amount multiplied by
                                         the change in market value (including
                                         accrued interest) on the Turkey Index
                                         Linked Bond due 6/4/99 and to pay the
                                         notional amount multiplied by 3 month
                                         LIBOR adjusted by a specified spread.

                                                                                         --------------
                                                        Net unrealized depreciation       $    (89,797)
                                                                                         ==============

     See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO Global Bond Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
-------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 14.57% of distributions as net capital gain dividends. The Fund has elected to defer to March 1, 1998 post-October losses of $ 942,519.

GMO Global Bond Fund
(A Series of GMO Trust)


-------------------------------------------------------------------------------

Portfolio Managers

     Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the Global Bond Fund returned 10.2% for the fiscal year ended February 28, 1998, compared to 6.6% for the J.P. Morgan Global Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

     Many of the strategies implemented in the Fund were successful during the fiscal year. It outperformed its benchmark by 3.6%, though absolute returns were reduced somewhat due to the strength of the U.S. dollar. During the year bond market and currency selection were positive. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly when measured in U.S. dollar terms. Exceptions to this occurred in Italy and the U.K. whose bond markets had double-digit U.S. dollar returns. Strong returns were shown as well in Australia, Sweden and the U.K. The Canadian dollar was the only currency that produced a positive return versus the U.S. dollar for the year ended February 28, 1998. Value was added during the year by overweighting the Canadian, Swedish and U.K. bond markets, as well as the Italian lira, Spanish peseta and the ECU. Additionally, the Fund gained versus the benchmark as a result of underweighting the French, Japanese, and Swiss bond markets, as well as the Belgian franc and the Dutch guilder.

     During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. This market had a somewhat volatile year, buffeted by the financial problems in Asia. Returns came mainly from bond yields as prices changed little from beginning to end. Our decision to include emerging country debt exposure in the portfolio added value in all but the third fiscal quarter.


Outlook

     The Fund is structured to benefit from outperformance in the Australian, Danish, French, German, Swedish and emerging bond markets. We expect underperformance from the Italian, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the Canadian dollar, Deutsche mark, Italian lira, Spanish peseta and U.K. pound. The Belgian franc, Danish krone, French franc, Japanese yen and U.S. dollar are expected to underperform.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
        GMO Global Bond Fund Class III Shares and the JP Morgan Global
                             Government Bond Index
                            As of February 28, 1998


            --------------------------------
              Average Annual Total Return
            --------------------------------
                                  Since
                1 Year          Inception
            --------------------------------
Class                           12/28/95
 III             10.0%            9.6%
            --------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                   JP Morgan Global
                   GMO Global Bond Fund            Gov't Bond Index
                   --------------------            ----------------

12/28/95                  $9,985                        $10,000
 2/29/96                  $9,875                         $9,971
 2/28/97                 $11,061                        $10,243
 2/28/98                 $12,188                        $10,915

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO Inflation Indexed Bond Fund (A Series of GMO Trust)





      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 31, 1997 (commencement of operations) through February 28, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 20, 1998

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


         Par Value      Description                                                         Value ($)
----------------------------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 98.8%

                        New Zealand -- 2.2%
NZD      1,000,000      New Zealand Index Linked Bond 4.50%, due 2/15/16                      557,013
                                                                                          -----------

                        United States -- 96.6%

                        U.S. Government -- 96.6%
USD     20,200,493      U.S. Treasury Inflation Indexed Note, 3.38%, due 1/15/07           19,708,106
USD      5,111,743      U.S. Treasury Inflation Indexed Note, 3.63%, due 7/15/02            5,084,584
                                                                                          -----------
                                                                                           24,792,690
                                                                                          -----------

                        TOTAL DEBT OBLIGATIONS (COST $25,578,548)                          25,349,703
                                                                                          -----------

                        SHORT-TERM INVESTMENT -- 1.0%

                        Repurchase Agreement -- 1.0%
USD        254,438      Salomon Smith Barney Inc. Repurchase Agreement, dated
                        2/27/98, due 3/2/98, with a maturity value of $254,545
                        and an effective yield of 5.07%, collateralized by a
                        U.S. Treasury Obligation with a rate of 8.875%, with a
                        maturity date of 8/15/17 and with a market value of
                        $259,526.                                                             254,438
                                                                                          -----------

                        TOTAL SHORT-TERM INVESTMENT (COST $254,438)                           254,438
                                                                                          -----------

                        TOTAL INVESTMENTS -- 99.8%
                        (Cost $25,832,986)                                                 25,604,141

                        Other Assets and Liabilities (net) -- 0.2%                             55,936
                                                                                          -----------

                        TOTAL NET ASSETS -- 100%                                          $25,660,077
                                                                                          ===========

                        Currency Abbreviations
                        NZD - New Zealand Dollar
                        USD - United States Dollar

            See accompanying notes to the financial statements.                1

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $25,832,986) (Note 1)                               $ 25,604,141
   Dividends and interest receivable                                                    108,834
   Receivable for open forward foreign currency contracts (Notes 1 and 6)                 8,573
                                                                                   ------------

       Total assets                                                                  25,721,548
                                                                                   ------------
Liabilities:
   Payable to affiliate for (Note 2):
      Management fee                                                                     39,284
      Shareholder service fee                                                             2,664
   Accrued expenses                                                                      19,523
                                                                                   ------------

       Total liabilities                                                                 61,471
                                                                                   ------------

Net assets                                                                         $ 25,660,077
                                                                                   ============
Net assets consist of:
   Paid-in capital                                                                 $ 25,889,022
   Distributions in excess of net investment income                                      (8,573)
   Net unrealized depreciation                                                         (220,372)
                                                                                   ------------
                                                                                   $ 25,660,077
                                                                                   ============
Net assets attributable to:
   Class III shares                                                                $ 25,660,077
                                                                                   ============
Shares outstanding:
   Class III                                                                          2,556,935
                                                                                   ============
Net asset value per share:
   Class III                                                                       $      10.04
                                                                                   ============

 2                      See accompanying notes to the financial statements.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Operations --
 Period from March 31, 1997 (commencement of operations) to February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
   Interest                                                                                      684,863
                                                                                               ---------

       Total income                                                                              684,863
                                                                                               ---------

Expenses:
   Management fee (Note 2)                                                                        36,237
   Audit fees                                                                                     24,959
   Custodian and transfer agent fees                                                               7,712
   Registration fees                                                                               1,511
   Legal fees                                                                                        268
   Trustees fees (Note 2)                                                                            236
   Miscellaneous                                                                                     837
   Fees waived or borne by Manager (Note 2)                                                      (57,239)
                                                                                               ---------
                                                                                                  14,521
   Shareholder service fee (Note 2)
       Class III                                                                                  21,641
                                                                                               ---------
       Net expenses                                                                               36,162
                                                                                               ---------

          Net investment income                                                                  648,701
                                                                                               ---------

Realized and unrealized gain (loss):
  Net realized gain (loss) on:
      Investments                                                                                 (5,729)
       Foreign currency, forward contracts and foreign currency related transactions              39,033
                                                                                               ---------

          Net realized gain                                                                       33,304
                                                                                               ---------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                                              (228,845)
       Foreign currency, forward contracts and foreign currency related transactions               8,473
                                                                                               ---------

          Net unrealized loss                                                                   (220,372)
                                                                                               ---------

       Net realized and unrealized loss                                                         (187,068)
                                                                                               ---------

Net increase in net assets resulting from operations                                           $ 461,633
                                                                                               =========

              See accompanying notes to the financial statements.              3

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Period from March 31, 1997
                                                           (commencement of operations)
                                                              to February 28, 1998
                                                           ----------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                             $  648,701
   Net realized gain                                                     33,304
   Change in net unrealized appreciation (depreciation)                (220,372)
                                                                     -----------

   Net increase in net assets resulting from operations                 461,633
                                                                     -----------

Distributions to shareholders from:
   Net investment income
       Class III                                                       (648,701)
                                                                     -----------
   In excess of net investment income
       Class III                                                        (47,606)
                                                                     -----------
   Net realized gains
       Class III                                                         (4,126)
                                                                     -----------
   Return of Capital
       Class III                                                        (46,228)
                                                                     -----------

                                                                       (746,661)
                                                                     -----------
   Net share transactions: (Note 5)
       Class III                                                     25,945,105
                                                                     -----------
   Increase in net assets resulting from net share
      transactions                                                   25,945,105
                                                                     -----------

      Total increase in net assets                                   25,660,077

Net assets:
   Beginning of period                                                        --
                                                                     -----------


   End of period (including accumulated distributions in
      excess of net investment income of $8,573)                     $25,660,077
                                                                     ===========

4               See accompanying notes to the financial statements.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                       Period from March 31, 1997
                                                                      (commencement of operations)
                                                                         to February 28, 1998
                                                                      ---------------------------

Net asset value, beginning of period                                          $ 10.00
                                                                              --------

Income from investment operations:
   Net investment income                                                         0.42+
   Net realized and unrealized loss                                             (0.04)
                                                                              --------

      Total from investment operations                                           0.38
                                                                              --------

Less distributions to shareholders:
   From net investment income                                                   (0.30)
   In excess of net investment income                                           (0.02)
   From net realized gains                                                          --/(a)/
   From tax return of capital                                                   (0.02)
                                                                              --------

      Total distributions                                                       (0.34)
                                                                              --------
Net asset value, end of period                                                $ 10.04
                                                                              ========

Total Return/(b)/                                                                3.77%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                          $25,660
   Net expenses to average daily net assets                                      0.25%*
   Net investment income to average daily net assets                             4.48%*
   Portfolio turnover rate                                                          9%
   Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following per share amount:                    $  0.04

  +   Computed using average shares outstanding throughout the period.
/(a)/ The per share distribution in excess of net investment income was $0.002. /(b)/ Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
  *   Annualized.


               See accompanying notes to the financial statements.             5

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO Inflation Indexed Bond Fund (the "Fund"), which commenced operations on March 31, 1997, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks maximum total return by investing primarily in foreign and U.S. government bonds that are indexed or otherwise linked to general measures of inflation in the country of issue. A bond will be deemed to be "linked" to general measures of inflation if, by such bond's terms, principal or interest components change with general movements of inflation in the country of issue.

     Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II, and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund had no securities on loan.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to post-October losses and the differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

                   Distributions in
                    Excess of Net           Accumulated Net
                  Investment Income          Realized Gain            Paid-in Capital
                 ---------------------  -------------------------   ---------------------
                       $39,033                 $(29,178)                  $(9,855)

     Distributions in excess of tax basis earnings and profits are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on the U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as income.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases and fee on redemptions of Fund shares is .10% of the amount invested or redeemed. These fees may be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the period ended February 28, 1998, the Fund received $27,017 in purchase premiums and $1,411 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .10% of average daily net assets. The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1998 was $236. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

3.   Purchases and sales of securities

     For the period ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                             Purchases            Proceeds
                                                        -------------------- --------------------
     U.S. Government securities                        $    26,132,604      $     1,339,781
     Investments (non-U.S. Government securities)              614,298                -

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held was as follows:

                               Gross Unrealized       Gross Unrealized        Net Unrealized
         Aggregate Cost          Appreciation           Depreciation           Depreciation
      ---------------------  ---------------------  ----------------------  --------------------
          $25,832,986                 $0                  $228,845               $228,845

4.   Principal shareholders

     At February 28, 1998, 47.5% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.


5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums and redemption fees received by the Fund, were as follows:

                                             Period from March 31, 1997
                                           (commencement of operations) to
     Class III:                                   February 28, 1998
                                          ----------------------------------
                                               Shares           Amount
                                          ---------------  -----------------
     Shares sold                              2,662,887   $    27,016,765
     Shares issued to shareholders in
      reinvestment of distributions              33,789           338,906
     Shares repurchased                        (139,741)       (1,410,566)
                                          ---------------  -----------------
     Net increase                             2,556,935   $    25,945,105
                                          ===============  =================

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Forward currency contracts sold


        Settlement                        Units of                     Net Unrealized
           Date          Deliver          Currency         Value        Appreciation
      -------------- ----------------- --------------- --------------- ----------------
         3/12/98           NZD           1,000,000    $    586,037    $      8,573
                                                                       ================

     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     The Fund has elected to defer to March 1, 1998 post-October losses of $9,855.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------


Portfolio Managers

     Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the Inflation Indexed Bond Fund returned 3.8% for the period from the Fund's inception on March 31, 1997 through the fiscal year end of February 28, 1998, compared to 3.9% for the Lehman Brothers Inflation Notes Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested, throughout the period, in U.S. government and foreign bonds that are indexed or otherwise linked to general measures of inflation in the country of issue.

     The fund modestly underperformed its benchmark by 0.1% over the period from the Fund's inception on March 31, 1997 through the fiscal year end on February 28, 1998. Although interest rates fell in the United States over this period, real yields rose. Real yields in the United States began the period at approximately 3.57%, climbing to nearly 3.70% by the end. The fund maintains an interest rate exposure quite similar to that of its benchmark, however it owns securities of foreign countries that are not in the benchmark. Currently the only foreign holding is an inflation indexed bond issued by the government of New Zealand, maturing in 2016.


Outlook

     The Fund will continue to focus on attractive inflation-indexed issues of the U.S. government, but will also attempt to broaden its foreign exposure. The Fund may also enter into interest rate swaps as a means of outperforming its benchmark.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
           GMO Inflation Indexed Bond Fund Class III Shares and the
                           Lehman Brothers Inflation
                                  Notes Index
                            As of February 28, 1998


                -------------------------------
                  Average Annual Total Return
                -------------------------------
                                     Since
                                   Inception
                  1 Year            3/31/97
                -------------------------------
          Class    n/a                3.6%
           III  -------------------------------

                   [LINE GRAPH APPEARS HERE]

            GMO Inflation             Lehman Brothers
           Indexed Bond Fund             Inflation
 Date      Class III Shares             Notes Index
 ----      -----------------         ------------------

3/31/97         $9,990                    $10,000
2/28/98        $10,356                    $10,390


Performance shown is net of all fees after reimbuRsement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 10 bp on the purchase and 10 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

    GMO International Bond Fund
    (A Series of GMO Trust)
    Annual Report
    February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO International Bond Fund (A Series of GMO Trust)



      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 23, 1998

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


          Par Value        Description                                                        Value ($)
-------------------------------------------------------------------------------------------------------------
                           DEBT OBLIGATIONS -- 94.5%

                           Argentina -- 0.3%
USD         1,000,000      Republic of Argentina Par Bond,
                              Variable Rate, Step Up, 5.50%, due 3/31/23                          758,125
                                                                                            --------------

                           Australia -- 1.9%
GBP         2,000,000      Commonwealth Bank Australia Series EMTN, 8.13%, due
                              12/07/06                                                          3,584,431
AUD         2,620,000      Queensland Treasury Corp, 8.00%, due 9/14/07                         2,007,239
                                                                                            --------------
                                                                                                5,591,670
                                                                                            --------------
                           Austria -- 1.9%
CAD         7,000,000      Autobahn Schnell, 8.50%, due 3/03/03                                 5,506,254
                                                                                            --------------

                           Brazil -- 1.3%
USD         4,620,904      Brazil Capitalization Bond, PIK, 8.00%, due 4/15/14                  3,754,484
                                                                                            --------------

                           Bulgaria -- 1.5%
USD         1,000,000      Bulgaria Discount Bond Series B,
                              Variable Rate, 6 mo. LIBOR + 1.31%, 7.06%, due 7/28/24              805,000
USD         5,000,000      Bulgaria Discount Series B Strips, Basket 2, 0.00%, due 7/28/24        637,500
USD        15,000,000      Bulgaria Discount Strips, 0.00%, due 7/28/24                         2,887,500
                                                                                            --------------
                                                                                                4,330,000
                                                                                            --------------

                           Canada -- 4.3%
CAD           750,000      Government of Canada, 10.25%, due 3/15/14                              778,299
CAD         5,000,000      Government of Canada Real Return, 4.25%, due 12/01/21                3,934,162
CAD         3,000,000      Government of Canada Real Return, 4.25%, due 12/01/26                2,237,479
CAD         2,000,000      Province of British Columbia, 7.88%, due 11/30/23                    1,692,664
CAD         5,000,000      Societe Quebec D'Ass D'Eaux, 8.13%, due 8/11/03                      3,862,774
                                                                                            --------------
                                                                                               12,505,378
                                                                                            --------------

                           Cayman Islands -- 0.5%
CAD         2,000,000      Government of Canada (Cayman), 7.25%, due 6/01/08                    1,541,596
                                                                                            --------------
                           Denmark -- 4.8%
DKK        85,600,000      Kingdom of Denmark Bullet, 7.00%, due 11/15/07                      13,987,656
                                                                                            --------------
                           Ecuador -- 0.4%
USD         2,000,000      Republic of Ecuador Par Bond,
                              Variable Rate, Step up, 3.50%, due 2/28/25                        1,096,250
                                                                                            --------------

              See accompanying notes to the financial statements.              1

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


          Par Value        Description                                                          Value ($)
---------------------------------------------------------------------------------------------------------------
                           France -- 5.7%
FRF        14,000,000      Auxiliare Credit Foncier, 10.00%, due 4/20/01                          2,639,384
SEK        10,000,000      Credit Foncier, 6.50%, due 2/22/99                                     1,259,930
ECU         2,000,000      Credit Foncier, 8.38%, due 3/17/04                                     2,502,062
ECU         7,000,000      Government of France, 8.25%, due 4/25/22                              10,342,511
                                                                                              --------------
                                                                                                 16,743,887
                                                                                              --------------

                           Germany -- 5.1%
DEM         1,000,000      Bundesrepublic Deutschland, 6.00%, due 6/20/16                           595,933
ESP       250,000,000      Deutsche Ausgleichsbank, 8.60%, due 5/22/03                            1,893,484
GBP         2,000,000      KFW International Finance, 10.63%, due 9/03/01                         3,653,584
ESP       280,000,000      KFW International Finance, 8.60%, due 5/20/03                          2,119,794
GBP         3,000,000      Schweiz Bankgesellschaft, Zero Coupon, due 3/31/06                     2,922,208
DEM         6,500,000      Westdeutsche LB, 5.25%, due 10/14/05                                   3,648,281
                                                                                              --------------
                                                                                                 14,833,284
                                                                                              --------------

                           Greece -- 0.8%
GRD       750,000,000      Hellenic Republic,
                              Variable Rate, 12 mo. GTB + 1.50%, 11.00%, due 9/30/03              2,458,461
                                                                                              --------------

                           Italy -- 0.8%
ITL      1,550,000,000     BTPS, 8.50%, due 8/01/04                                               1,022,275
ITL      1,700,000,000     BTPS, 9.00%, due 11/01/23                                              1,358,043
                                                                                              --------------
                                                                                                  2,380,318
                                                                                              --------------

                           Japan -- 6.7%
GBP         2,000,000      Export Import Bank of Japan, 10.75%, due 5/15/01                       3,628,886
JPY       400,000,000      Japan Development Bank, 6.50%, due 9/20/01                             3,797,989
GBP         2,000,000      Japan Finance Corp Municipal Enterprises, 9.13%, due 2/16/05           3,721,090
USD         1,030,000      Japan Highway Public Corporation, 7.63%, due 9/22/04                   1,110,340
GBP         4,000,000      Kobe City, 9.50%, due 10/20/04                                         7,514,626
                                                                                              --------------
                                                                                                 19,772,931
                                                                                              --------------

                           Jordan -- 0.2%
USD         1,000,000      Hashemite Kingdom of Jordan Par Bond,
                              Variable Rate, Step up  144A, 5.00%, due 12/23/23                     692,500
                                                                                              --------------

                           Mexico -- 0.7%
FRF        15,000,000      Mexico Par Bond, 6.63%, due 12/31/19                                   2,146,183
                                                                                              --------------

                           New Zealand -- 1.7%
NZD         8,800,000      New Zealand Index Linked Bond, 4.50%, due 2/15/16                      4,901,714
                                                                                              --------------


2             See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

          Par Value        Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           Norway -- 0.3%
SEK         6,300,000      A/S Eksportfinans, 7.50%, due 8/16/01                       840,850
                                                                                 --------------
                           Supra National -- 5.4%
JPY       175,000,000      Asian Development Bank, 5.00%, due 2/05/03                1,636,686
AUD        21,000,000      European Bank Recon and Development, Zero Coupon,
                              due 2/10/28                                            2,154,679
ITL     5,000,000,000      European Investment Bank, 12.20%, due 2/18/03             3,647,769
CAD           700,000      European Investment Bank, 8.50%, due 8/30/05                569,070
GBP         1,755,000      European Investment Bank, 8.75%, due 8/25/17              3,652,464
GBP         2,000,000      International Bank Recon and Development, 11.50%,
                              due 11/09/03                                           4,053,683
                                                                                 --------------
                                                                                    15,714,351
                                                                                 --------------
                           Sweden -- 6.5%
SEK        20,000,000      Government of Sweden Index Linked Bond, 4.00%, due
                              12/01/20                                               2,770,783
SEK       126,100,000      Kingdom of Sweden, 6.00%, due 2/09/05                    16,360,995
                                                                                 --------------
                                                                                    19,131,778
                                                                                 --------------
                           United Kingdom -- 1.4%
GBP         2,000,000      Guaranteed Export Financial Corp, 12.88%, due
                              9/29/02                                                4,058,623
                                                                                 --------------
                           United States -- 42.0%

                           Asset Backed Securities -- 36.8%
USD         3,818,387      AFC Home Equity Loan Trust Series 97-1 Class A,
                              Variable Rate, 1 mo. LIBOR + .22%, 5.85%, due
                              3/25/27                                                3,802,875
USD         5,000,000      Augusta Funding Series 96-F2,
                              Variable Rate, 3 mo. LIBOR + .30%, 144A, 6.06%,
                              due 4/15/06                                            5,000,000
USD         5,000,000      Big Flower Press Receivables Master Trust 96-2
                              Class A, Variable Rate, LIBOR + .25%, 5.88%, due
                              4/25/03                                                5,000,000
USD         2,395,000      Brazos Student Loan Finance Corp Series 96-A4,
                              Variable Rate, 3 mo. U.S. Treasury Bill + .50%,
                              5.78%, due 12/01/02                                    2,385,645
USD         6,000,000      Circuit City Credit Card Master Trust 96-1 Class A,
                              Variable Rate, 1 mo. LIBOR + .17%, 5.80%, due
                              10/15/06                                               5,990,625
USD         3,297,386      CS First Boston Mortgage Securities Corp., Series
                              96-1 Class A1, Variable Rate, 3 mo. LIBOR + .23%,
                              5.98%, due 7/28/29                                     3,299,364
USD        14,000,000      Discover Card Master Trust I 94-2 Class A,
                              Variable Rate, 1 mo. LIBOR + .35%, 5.98%, due
                              10/16/04                                              14,122,500

              See accompanying notes to the financial statements.              3

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

          Par Value        Description                                             Value ($)
-----------------------------------------------------------------------------------------------
                           Asset Backed Securities -- continued
USD         1,500,000      First International Funding Co,
                              Variable Rate, 3 mo. LIBOR + .55%, 6.46%, due
                              6/03/98                                                1,504,500
USD         5,000,000      First USA Credit Card Master Trust 94-4 Class A,
                              Variable Rate, 1 mo. LIBOR + .37%, 6.00%, due
                              8/15/03                                                5,035,938
USD         9,000,000      National Premier Finance 95-2 Class A, 144A,
                              6.21%, due 6/01/99                                     9,000,000
USD         5,000,000      National Premier Finance IX 96-1 Class A, 144A,
                              7.20%, due 7/01/00                                     5,105,000
USD        10,000,000      Navistar Financial Dealer Note Master Trust 97-1
                              Class A, Variable Rate, 1 mo. LIBOR + .15%,
                              5.81%, due 8/25/03                                    10,003,000
USD        10,000,000      Northstar CBO Series 97-2 Class A2, 6.62%, due
                              7/15/09                                               10,957,810
USD        10,000,000      Rhyno CBO Series 97-1 Class A-2, 144A,
                              Variable Rate, Step Up, 0.00%, due 9/15/09            10,645,313
USD         5,966,000      SMS Student Loan Trust 94-A Certificates, Variable
                              Rate, 1 mo. LIBOR + .70%, 6.33%, due 7/26/21           6,010,745
USD         5,000,000      Society Student Loan Trust 93-A Class B, Variable
                              Rate, 1 mo. LIBOR + .75%, 6.38%, due 7/25/03           5,007,813
USD         5,000,000      Starvest CBO-1 Class A, Variable Rate, 6 mo. LIBOR +
                              .19% 144A, 5.81%, due 7/30/11                          4,940,000
                                                                                 --------------
                                                                                   107,811,128
                                                                                 --------------
                           Corporate Debt -- 0.6%
SEK        14,000,000      Toyota Motor Credit, 7.50%, due 8/06/01                   1,859,288
                                                                                 --------------
                           U.S. Government -- 1.3%
USD         4,028,960      U.S. Treasury Inflation Indexed Note, 3.63%, due
                              7/15/02(a)                                             4,007,554
                                                                                 --------------
                           U.S. Government Agency -- 3.2%
USD         2,800,396      Agency for International Development Floater (Support
                              of Honduras), Variable Rate, 3 mo. U.S. Treasury
                              Bill x 117%, 5.98%, due 10/01/11                       2,797,333
USD         1,000,000      Agency for International Development Floater
                              (Support of India), Variable Rate, 3 mo. LIBOR +
                              .10%, 5.73%, due 2/01/27                               1,003,594
USD         1,905,361      Agency for International Development Floater (Support
                              of Morocco), Variable Rate, 6 mo. U.S. Treasury
                              Bill + .45%, 5.69%, due 11/15/14                       1,896,132

4             See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


          Par Value        Description                                                        Value ($)
--------------------------------------------------------------------------------------------------------------
                           U.S. Government Agency -- continued
USD           266,667      Agency for International Development Floater (Support of Peru),
                              Variable Rate, 3 mo. U.S. Treasury Bill x 114%, 5.13%, due
                              2/01/02                                                              264,875
USD         3,601,161      Agency for International Development Floater (Support of Peru),
                              Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 5.59%, due
                              5/01/14                                                            3,576,966
                                                                                             --------------
                                                                                                 9,538,900
                                                                                             --------------

                           Total United States                                                 123,216,870
                                                                                             --------------
                           Venezuela -- 0.3%
USD         1,000,000      Republic of Venezuela Discount Bond Series B,
                              Variable Rate, 6 mo. LIBOR + .81%, 6.75%, due 3/31/20                875,000
                                                                                             --------------
                                                                                                   875,000
                                                                                             --------------

                           TOTAL DEBT OBLIGATIONS (COST $270,488,071)                          276,838,163
                                                                                             --------------
                           LOAN ASSIGNMENTS -- 0.4%

                           Ivory Coast -- 0.4%
FRF        15,000,000      Ivory Coast Credit Agreement*                                         1,096,185
                                                                                             --------------
                                                                                                 1,096,185
                                                                                             --------------
                           Russia -- 0.0%
USD            46,950      Russia Vnesh Restructured Loan Agreements, LIBOR + .8125%
                              (3.2486%)                                                             28,287
                                                                                             --------------
                                                                                                    28,287
                                                                                             --------------

                           TOTAL LOAN ASSIGNMENTS (COST $611,702)                                1,124,472
                                                                                             --------------


            Shares
----------------------------

                           PREFERRED STOCKS -- 1.7%

                           United States -- 1.7%
                5,000      Bear Stearns Managed Income Securities Plus Fund 13.27%               4,987,850
                                                                                             --------------

                           TOTAL PREFERRED STOCKS (COST $4,933,793)                              4,987,850
                                                                                             --------------

              See accompanying notes to the financial statements.              5

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

       Principal Amount    Description                                             Value ($)
--------------------------------------------------------------------------------------------------

                           CALL OPTIONS PURCHASED -- 2.3%

                           Cross Currency Options -- 0.2%
DEM       224,400,000      DEM Call/BEF Put, Expires 7/8/98, Strike 20.6               259,664
DEM       102,200,000      DEM Call/ITL Put, Expires 9/22/98, Strike 993               416,729
                                                                                 -------------
                                                                                       676,393
                                                                                 -------------
                           Options on Bonds -- 0.4%
SEK       313,000,000      Sweden Government Bond, Expires 4/30/98, Strike
                           100.677                                                   1,204,086
                                                                                 -------------
                           Options on Currency -- 1.7%
USD        90,600,000      German Mark, Expires 9/17/98, Strike 1.725                4,720,260
USD       100,000,000      Japanese Yen, Expires 6/15/98, Strike 140                   170,000
                                                                                 -------------
                                                                                     4,890,260
                                                                                 -------------
                           Options on Futures -- 0.0%
USD           750,000      Eurodollar, Expires 3/16/98, Strike 94.25                    60,000
                                                                                 -------------
                           TOTAL CALL OPTIONS PURCHASED
                            (COST  $7,050,274)                                       6,830,739
                                                                                 -------------
                           PUT OPTIONS PURCHASED -- 0.5%

                           Cross Currency Options -- 0.1%
DEM       102,200,000      DEM Put/ITL Call, Expires 9/22/98, Strike 993               259,047
USD         2,781,893      TRL Put/1.00 USD + 1.50 DEM Basket Call, Expires
                           5/12/98, Strike 545,000                                      14,357
                                                                                 -------------
                                                                                       273,404
                                                                                 -------------
                           Options on Currency -- 0.4%
USD        90,600,000      German Mark, Expires 9/17/98, Strike 1.725                1,268,400
                                                                                 -------------
                           Options on Futures -- 0.0%
USD           750,000      Eurodollar, Expires 3/16/98, Strike 94                        3,750
                                                                                 -------------
                           TOTAL PUT OPTIONS PURCHASED
                            (COST  $4,102,074)                                       1,545,554
                                                                                 -------------
            Shares         RIGHTS AND WARRANTS -- 0.0%
         -------------
                           Mexico -- 0.0%
            1,740,000      United Mexican States Warrants, Expires 6/30/03 **               --
                                                                                 -------------

6             See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

       Shares/Par Value    Description                                             Value ($)
--------------------------------------------------------------------------------------------------
                           Venezuela -- 0.0%
               19,280      Republic of Venezuela Recovery Warrants,
                           Expires 04/15/20 **                                              --
                                                                                 -------------
                           TOTAL RIGHTS AND WARRANTS  (COST  $0)                            --
                                                                                 -------------
                           SHORT-TERM INVESTMENTS -- 1.2%

                           Commercial Paper -- 1.2%
USD         3,500,000      GE Capital Corp, 5.68% due 3/02/98                        3,500,000
                                                                                 -------------
                           TOTAL SHORT-TERM INVESTMENTS
                           (COST $3,500,000)                                         3,500,000
                                                                                 -------------
                           TOTAL INVESTMENTS -- 100.6%
                           (Cost $290,685,914)                                     294,826,778

                           Other Assets and Liabilities (net)-- (0.6)%              (1,804,636)
                                                                                 -------------

                           TOTAL NET ASSETS-- 100%                               $ 293,022,142
                                                                                 =============
                           Notes to the Schedule of Investments:

                           EMTN - Euromarket Medium Term Note

                           GTB - Greek Treasury Bill

                           PIK - Payment In Kind

                           144A - Securities exempt from registration under Rule
                              144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                           Variable and Step up rates - The rates shown on
                              variable and step up rate notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.


              See accompanying notes to the financial statements.              7

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

                           Notes to the Schedule of Investments -- continued
                           Currency Abbreviations
                           AUD - Australian Dollar                   GRD - Greek Drachma
                           BEF - Belgian Franc                       ITL - Italian Lira
                           CAD - Canadian Dollar                     JPY - Japanese Yen
                           CHF - Swiss Franc                         MYR - Malaysian Ringgit
                           DEM - German Mark                         NLG - Netherlands Guilder
                           DKK - Danish Krone                        NZD - New Zealand Dollar
                           ECU - European Currency Unit              SEK - Swedish Krona
                           ESP - Spanish Peseta                      THB - Thailand Baht
                           FRF - French Franc                        TRL - Turkish Lira
                           GBP - British Pound                       USD - United States Dollar

                           /(a)/ Security has been segregated to cover margin requirements on open financial futures contracts.
                           * Non-performing. Borrower not currently paying interest.
                           **  Non-income producing security.

8             See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
      Investments, at value (cost $290,685,914) (Note 1)                           $294,826,778
      Cash (Note 1)                                                                   1,463,717
      Interest receivable                                                             4,841,459
      Receivable for open forward foreign currency contracts (Notes 1 and 6)          6,437,793
      Receivable for expenses waived or borne by Manager (Note 2)                        62,113
                                                                                   -------------

       Total assets                                                                 307,631,860
                                                                                   -------------

Liabilities:
      Written options outstanding, at value (premiums $10,751,065) (Notes 1 and 6)   10,193,340
      Payable for open forward foreign currency contracts (Notes 1 and 6)             3,865,210
      Payable to affiliate for (Note 2):
       Management fee                                                                    89,823
       Shareholder service fee                                                           32,527
      Payable for open swap contracts (Notes 1 and 6)                                   175,254
      Payable for variation margin on open futures contracts (Notes 1 and 6)            151,739
      Accrued expenses                                                                  101,825
                                                                                   -------------

       Total liabilities                                                             14,609,718
                                                                                   -------------

Net assets                                                                         $293,022,142
                                                                                   -------------

Net assets consist of:
      Paid-in capital                                                              $290,950,860
      Distributions in excess of net investment income                               (5,912,581)
      Accumulated undistributed net realized gain                                     1,228,165
      Net unrealized appreciation                                                     6,755,698
                                                                                   =============
                                                                                   $293,022,142
                                                                                   =============

Net assets attributable to:
      Class III shares                                                             $293,022,142
                                                                                   =============

Shares outstanding:
      Class III                                                                      28,048,515
                                                                                   =============

Net asset value per share:
      Class III                                                                    $      10.45
                                                                                   =============

              See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
      Interest (including securities lending income of $3,025)                      $17,594,851
      Dividends                                                                         497,625
                                                                                    ------------

       Total income                                                                  18,092,476
                                                                                    ------------

Expenses:
      Management fee (Note 2)                                                         1,090,298
      Custodian and transfer agent fees                                                 194,162
      Audit fees                                                                         55,709
      Legal fees                                                                         15,919
      Registration fees                                                                  11,820
      Trustees fees (Note 2)                                                              2,529
      Miscellaneous                                                                       3,324
      Fees waived or borne by Manager (Note 2)                                         (692,754)
                                                                                    ------------
                                                                                        681,007
      Shareholder service fee (Note 2)
       Class III                                                                        407,680
                                                                                    ------------
       Net expenses                                                                   1,088,687
                                                                                    ------------

          Net investment income                                                      17,003,789
                                                                                    ------------

Realized and unrealized gain (loss):
      Net realized gain (loss) on:
       Investments                                                                    2,258,957
       Closed futures contracts                                                       4,678,102
       Closed swap contracts                                                            588,168
       Written options                                                                1,797,176
       Foreign currency, forward contracts and foreign currency related
       transactions                                                                 (10,834,552)
                                                                                    ------------

          Net realized loss                                                          (1,512,149)
                                                                                    ------------

      Change in net unrealized appreciation (depreciation) on:
       Investments                                                                   (6,948,715)
       Open futures contracts                                                           854,186
       Open swap contracts                                                             (175,254)
       Written options                                                                  430,975
       Foreign currency, forward contracts and foreign currency related
       transactions                                                                   7,625,704
                                                                                    ------------

          Net unrealized gain                                                         1,786,896
                                                                                    ------------

       Net realized and unrealized gain                                                 274,747
                                                                                    ------------

Net increase in net assets resulting from operations                                $17,278,536
                                                                                    ============

10            See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                               Year Ended          Year Ended
                                                              February 28,          February
                                                                  1998              28, 1997
                                                             ----------------    ---------------
Increase (decrease) in net assets:
Operations:
      Net investment income                                    $17,003,789         $14,716,597
      Net realized gain (loss)                                  (1,512,149)         15,665,683
      Change in net unrealized appreciation (depreciation)       1,786,896          (7,800,186)
                                                               ------------        ------------
      Net increase in net assets resulting from operations      17,278,536          22,582,094
                                                               ------------        ------------

Distributions to shareholders from:
      Net investment income
       Class III                                               (14,355,792)        (15,718,077)
                                                               ------------        ------------
      Net realized gains
       Class III                                                (2,663,260)        (10,685,120)
                                                               ------------        ------------
      In excess of net realized gains
       Class III                                                (9,216,709)         (2,935,300)
                                                               ------------        ------------
                                                               (26,235,761)        (29,338,497)
                                                               ------------        ------------
      Net share transactions: (Note 5)
       Class III                                                66,196,244          48,619,210
                                                               ------------        ------------
      Increase in net assets resulting from net share           66,196,244          48,619,210
      transactions
                                                               ------------        ------------

      Total increase in net assets                              57,239,019          41,862,807

Net assets:
      Beginning of period                                      235,783,123         193,920,316
                                                               ------------        ------------


      End of period (including distributions in excess of
      net investment income of $5,912,581 and
      undistributed net investment income of $5,273,327,
      respectively)                                            $293,022,142        $235,783,123
                                                               ============        ============

              See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                         Year Ended February 28/29,
                                           ---------------------------------------------------
                                             1998       1997       1996       1995      1994*
                                           -------    -------    --------   --------   -------
Net asset value, beginning of period      $  10.78   $  10.92    $   9.64   $   9.96   $ 10.00
                                          --------   --------    --------   --------   -------
Income from investment operations:
      Net investment income                   0.59       0.71        0.62       0.98      0.08
      Net realized and unrealized gain
      (loss)                                  0.08       0.65        1.55      (0.21)    (0.12)
                                          --------   --------    --------   --------   -------
      Total from investment operations        0.67       1.36        2.17       0.77     (0.04)
                                          --------   --------    --------   --------   -------
Less distributions to shareholders:
      From net investment income             (0.54)     (0.81)      (0.59)     (0.75)       --
      From net realized gains                (0.10)     (0.54)      (0.30)     (0.34)       --
      In excess of net realized gains        (0.36)     (0.15)         --         --        --
                                          --------   --------    --------   --------   -------
      Total distributions                    (1.00)     (1.50)      (0.89)     (1.09)       --
                                          --------   --------    --------   --------   -------
Net asset value, end of period            $  10.45   $  10.78    $  10.92   $   9.64   $  9.96
                                          ========   ========    ========   ========   =======
Total Return/(a)/                             6.32%     12.39%      22.72%      8.23%    (0.40)%

Ratios/Supplemental Data:
      Net assets, end of period (000's)   $293,022   $235,783    $193,920   $151,189   $39,450
      Net expenses to average daily
      net assets                              0.40%      0.40%       0.40%      0.40%     0.40%**
      Net investment income to average
      daily net assets                        6.24%      6.93%       8.17%      7.51%     5.34%**
      Portfolio turnover rate                  105%        95%         99%       141%       14%
      Fees and expenses voluntarily
      waived or borne by the Manager
      consisted of the following per
      share amounts:                      $   0.02   $   0.02    $   0.01   $   0.02   $  0.01

* For the period from December 22, 1993 (commencement of operations) to February 28, 1994.
/(a)/ Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
**    Annualized.

12            See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks high total return by investing primarily in investment grade bonds denominated in various currencies including U.S. dollars and multicurrency units. The Fund generally seeks to provide a total return greater than that provided by the international fixed income securities market.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1998, the total value of these securities represented 9% of net assets. These prices may differ from the value that would have been used had a broader market for securities existed and the differences could be material to the financial statements.

     Foreign currency translation

     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts

     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.


     Options
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for a summary of open written option contracts as of February 28, 1998.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.


     Loan agreements
     The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

     Indexed securities

     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Swap agreements

     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate and total return swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. At February 28, 1998, $1,099,769 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.

     Repurchase agreements

     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements--(Continued)
February 28, 1998
--------------------------------------------------------------------------------

     transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, there were no securities on loan.


     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.


     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


                Distributions in Excess
                  of Net Investment           Accumulated Undistributed
                      Income                      Net Realized Gain              Paid-in Capital
               -----------------------       --------------------------       ---------------------
                   ($13,833,905)                    $13,833,925                      ($20)

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on the U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities adjusted for inflation is recorded as income.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .15% of the amount invested. The premium may be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $99,991 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .40% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .25% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .40%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998, was $2,529. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.


3.   Purchases and sales of securities

     For the year ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                 Purchases           Proceeds
                                                            ------------------- ------------------
     U.S. Government securities                            $   11,978,048      $   7,888,918
     Investments (non-U.S. Government securities)             310,110,352        249,981,938

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                Gross Unrealized        Gross Unrealized        Net Unrealized
         Aggregate Cost           Appreciation            Depreciation           Appreciation
      ---------------------  -----------------------  ----------------------  --------------------
         $ 290,748,365            $12,803,891              $8,725,478             $4,078,413

4.   Principal shareholders

     At February 28, 1998, 45% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                          Year Ended                   Year Ended
                                                      February 28, 1998            February 28, 1997
                                              ------------------------------ ------------------------------
     Class III:                                   Shares          Amount          Shares          Amount
                                             ---------------- -------------- ---------------- --------------
     Shares sold                                9,447,927    $ 103,640,468      9,398,594    $ 108,940,870
     Shares issued to shareholders in
     reinvestment of distributions              2,082,876       21,695,786      2,130,615        23,653,871
     Shares repurchased                        (5,355,799)     (59,140,010)    (7,421,298)      (83,975,531)
                                             ---------------- -------------- ---------------- --------------
     Net increase                               6,175,004    $  66,196,244      4,107,911    $   48,619,210
                                             ================ ============== ================ ==============

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Forward currency contracts

                                                                                   Net Unrealized
        Settlement                                                                  Appreciation
           Date        Deliver/Receive     Units of Currency         Value         (Depreciation)
      -------------- ------------------- --------------------- ----------------- ------------------
          Buys
         5/07/98             AUD                     7,300,000 $       4,980,228 $          68,423
         3/27/98             CAD                    40,700,000        28,616,855           279,969
         4/09/98             DEM                   298,600,000       164,948,499          (181,678)
         4/17/98             GBP                    12,300,000        20,199,696             7,592
         3/20/98             ITL                94,910,620,000        53,023,537        (1,349,630)
         4/03/98             JPY                14,450,000,000       114,971,184           559,949
         3/23/98             THB                   200,000,000         4,615,953          (650,670)
         6/22/98             THB                   100,000,000         2,258,044          (330,282)
                                                                                 ------------------
                                                                                 $      (1,596,327)
                                                                                 ==================

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Forward currency contracts--continued
                                                                                 Net Unrealized
       Settlement                                                                 Appreciation
          Date        Deliver/Receive    Units of Currency         Value         (Depreciation)
     --------------- ------------------ -------------------- -------------------------------------
         Sales

        5/07/98             AUD                  16,500,000$         11,256,680$       (227,420)
        3/27/98             CAD                   5,200,000           3,656,207         (24,599)
        3/20/98             DEM                  96,400,000          53,187,529       1,185,637
        4/09/98             DEM                  21,000,000          11,600,531          20,941
        4/17/98             GBP                   4,300,000           7,061,682        (101,702)
        4/03/98             JPY              11,360,000,000          90,385,651        (346,473)
        3/20/98             MYR                  11,896,500           3,233,294        (233,294)
        4/17/98             MYR                  22,443,000           6,086,884          (9,711)
        3/12/98             NZD                   8,800,000           5,157,126          75,442
        3/23/98             THB                 200,000,000           4,615,953       2,316,456
        6/22/98             THB                 100,000,000           2,258,044       1,149,111
                                                                                ------------------
                                                                               $      3,804,388
                                                                                ==================

     Forward cross currency contracts
                                                                                  Net Unrealized
      Settlement                                                                   Appreciation
         Date        Deliver/Units of Currency       Receive/In Exchange For      (Depreciation)
     ------------- ------------------------------- ----------------------------- -----------------
       7/10/98         BEF          1,531,758,150     DEM            74,100,000$        (44,754)
       5/14/98         CHF             12,871,680     DEM            16,000,000          (2,425)
       3/06/98         DEM             62,500,000     SEK           275,159,627         (78,774)
       3/20/98         DEM             16,200,000     ITL        15,950,020,000         (27,386)
       4/23/98         DEM             15,117,675     GBP             5,100,000          14,702
       4/24/98         DEM             41,600,000     ESP         3,534,128,000         (17,294)
       4/30/98         DEM            392,416,500     ECU           199,500,000         685,815
       7/10/98         DEM             28,800,000     BEF           594,040,896         (17,523)
       3/23/98         DKK            245,073,020     DEM            64,300,000          15,335
       5/22/98         FRF            203,796,736     DEM            60,800,000          36,497
       3/05/98         NLG             10,592,860     DEM             9,400,000           4,495
       3/06/98         SEK            359,490,884     DEM            81,500,000          17,429
       4/30/98         ECU            112,800,000     DEM           222,178,041        (221,595)
                                                                                 -----------------
                                                                               $        364,522
                                                                                 =================

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts

                                                                                        Net
                                                                                     Unrealized
     Number of                                           Expiration     Contract     Appreciation
     Contracts                   Type                       Date         Value      (Depreciation)
     ----------  -------------------------------------  ------------  ------------  ---------------
         Buys

         79      Australian Government Bond 3 yr         March 1998 $ 6,368,825  $       80,331
         38      Australian Government Bond 10 yr        March 1998   3,750,609          72,576
         6       Japanese Government Bond 10 yr          June 1998    6,144,858          13,332
        125      German Government Bond                  March 1998  18,526,490         756,747
        114      German Government Bond                  June 1998   16,803,505         (16,221)
        346      MATIF National Bond                     June 1998   29,367,924         (67,247)
         18      U.K. Gilt                               June 1998    1,583,261         (18,175)
                                                                                   ===============
                                                                                 $      821,343
                                                                                   ===============

         Sales

         73      Canadian Government Bond                June 1998  $ 6,387,500  $          (41)
        140      MSE 3 mo. Bankers Acceptance            March 1998  23,367,763         (98,364)
         60      Italian Government Bond 10 yr           June 1998    7,921,093           4,824
         95      Spanish Government Bond MEFSA 10 yr     March 1998   6,707,951        (285,530)
         71      Spanish Government Bond MEFSA 10 yr     June 1998    4,993,949          12,159
        165      Swiss Government Bond                   March 1998  14,076,043        (801,780)
        106      Swiss Government Bond                   June 1998    9,070,959          64,183
         47      U.S. Long Bond                          June 1998    5,662,031          53,046
        195      U.S. Treasury Bond 10 yr                June 1998   21,961,875         164,811
                                                                                   ===============
                                                                                 $     (886,692)
                                                                                   ===============

At February 28, 1998, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO International Bond Fund
(A series of GMO Trust)

Notes to Financial Statements--(Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Written option transactions

                                               Puts                           Calls

                                    Principal                         Principal
                                    Amount of                         Amount of
                                    Contracts                         Contracts
                                 (000's omitted)   Premiums        (000's omitted)    Premiums
                                 --------------- ---------------- ---------------- ---------------
     Outstanding, beginning
     of period                          13,000  $      646,750           13,000   $     553,800
     Options written                   242,025       5,847,375          357,916       6,579,892
     Options closed                       (100)        (89,975)               --              --
     Options exercised                 (21,000)       (686,750)          (9,266)       (352,754)
     Options expired                    (5,225)       (406,350)        (232,950)     (1,340,923)
                                 --------------- ---------------- ---------------- ---------------
     Outstanding, end
          of period                    228,700  $    5,311,050          128,700   $   5,440,015
                                 =============== ================ ================ ===============

     Summary of written options outstanding

                                    Principal
                                    Amount of
                                    Contracts                        Expiration
                                  (000's omitted)  Exercise Price       Date            Value
                                 ----------------- --------------- --------------- ----------------
     Calls
     Canadian Dollar                     38,100      1.4294 CAD       5/08/98     $      270,510
     Japanese Yen                        90,600      113.65 JPY       9/17/98          7,546,980

     Puts
     Canadian Dollar                     38,100      1.4294 CAD       5/08/98            430,530
     Japanese Yen                        90,600      113.65 JPY       9/17/98          1,105,320
     Japanese Yen                       100,000      117.18 JPY       6/15/98            840,000
                                                                                   ================
                                                                                  $   10,193,340
                                                                                   ================

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements

                                                                                      Net Unrealized
        Notional Amount     Expiration                                                 Appreciation
       Fund/Counterparty       Date                     Description                   (Depreciation)
     ---------------------- ----------- --------------------------------------------- ----------------
     9,600,000 USD/          5/04/98    Agreement with Morgan Guaranty Trust          $    192,252
     5,661,304 USD                      Company dated 2/10/98 to receive the
                                        notional amount multiplied by the change
                                        in market value (including accrued
                                        interest) on the Russia Principal
                                        Floating Rate Note due 12/15/20 and to
                                        pay the notional amount multiplied by 3
                                        month LIBOR adjusted by a
                                        specified spread.

     3,000,000 USD/          5/11/98    Agreement with Morgan Guaranty Trust                73,349
     3,044,063 USD                      Company dated 2/03/98 to receive the
                                        notional amount multiplied by the change
                                        in market value (including accrued
                                        interest) on the Republic of Argentina
                                        9.75%, 9/19/27 and to pay the notional
                                        amount multiplied by 3 month LIBOR
                                        adjusted by a specified spread.

     1,998,907 USD/          5/14/99    Agreement with Bank of America dated              (773,012)
     267,500,000,000 TRL                5/29/97 to receive the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) on the
                                        Turkey Index Linked Bond due 5/14/99 and
                                        to pay the notional amount multiplied by
                                        3 month LIBOR adjusted by a specified
                                        spread.

     782,986 USD/            6/04/99    Agreement with Bank of America dated               145,329
     170,910,054,657 TRL                6/20/97 to receive the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) on the
                                        Turkey Index Linked Bond due 6/04/99 and
                                        to pay the notional amount multiplied by
                                        3 month LIBOR adjusted by a specified
                                        spread.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements--(Continued)
February 28, 1998
--------------------------------------------------------------------------------



     Swap agreements -- continued
                                                                                      Net Unrealized
        Notional Amount     Expiration                                                 Appreciation
       Fund/Counterparty       Date                     Description                   (Depreciation)
     ---------------------- ----------- --------------------------------------------- ----------------
     263,846 USD/            6/04/99    Agreement with Bank of America dated           $    186,828
     82,676,302,839 TRL                 11/13/97 to receive the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) on the
                                        Turkey Index Linked Bond due 6/04/99 and
                                        to pay the notional amount multiplied by
                                        3 month LIBOR adjusted by a specified
                                        spread.

                                                                                      ----------------
                                                         Net unrealized depreciation    $  (175,254)
                                                                                      ================

     See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO International Bond Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 24.66% of distributions as net capital gain dividends.

     The Fund has elected to defer to March 1, 1998 post-October losses of $1,990,368.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO International Bond Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------


Portfolio Managers

     Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the International Bond Fund returned 6.3% for the fiscal year ended February 28, 1998, compared to 3.7% for the J.P. Morgan Non-U.S. Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic, fixed income instruments throughout the period.

     Many of the strategies implemented in the Fund were successful during the fiscal year. It outperformed its benchmark by 2.6%, though absolute returns were fairly modest due to the strength of the U.S. dollar. During the year bond market and currency selection were positive. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly when measured in U.S. dollar terms. Exceptions to this occurred in Italy and the U.K. whose bond markets had double-digit U.S. dollar returns. Strong returns were shown as well in Australia, Sweden and the U.K. The Canadian dollar was the only currency that produced a positive return versus the U.S. dollar for the year ended February 28, 1998. Value was added during the year by overweighting the Canadian, Swedish and U.K. bond markets, as well as the Italian lira, Spanish peseta and the ECU. Additionally, the Fund gained versus the benchmark as a result of underweighting the French, Japanese, and Swiss bond markets, as well as the Belgian franc and the Dutch guilder.

     During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. This market had a somewhat volatile year, buffeted by the financial problems in Asia. Returns came mainly from bond yields as prices changed little from beginning to end. Our decision to include emerging country debt exposure in the portfolio added value in all but the third fiscal quarter.


Outlook

     The Fund is structured to benefit from outperformance in the Australian, Danish, French, German, Swedish and emerging bond markets. We expect underperformance from the Italian, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the Canadian dollar, Deutsche mark, Italian lira, Spanish peseta and U.K. pound. The Belgian franc, Danish krone, French franc, Japanese yen and U.S. dollar are expected to underperform.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO International Bond Fund Class III Shares and the JP Morgan Non-U.S.
                             Government Bond Index
                            As of February 28, 1998


               Average Annual Total Return
            --------------------------------
                                Since
                              Inception
                1 Year         12/22/93
            --------------------------------
    Class        6.2%           11.5%
     III    --------------------------------


                           [LINE GRAPH APPEARS HERE]


                  GMO International          JP Morgan Non-U.S.
                   Bond Fund Class               Government
  Date               III Shares                  Bond Index
  ----            -----------------          ------------------

12/22/93               $9,985                     $10,000
 2/28/94               $9,945                      $9,934
 2/28/95              $10,764                     $10,930
 2/29/96              $13,198                     $12,339
 2/28/97              $14,848                     $12,550
 2/28/98              $15,786                     $13,008


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO International Equity Allocation Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 23, 1998

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998




    Par Value ($)/
      Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                   MUTUAL FUNDS -- 100.0%
      246,673      GMO Emerging Country Debt Fund (Class III Shares)                2,871,278
    1,423,325      GMO Emerging Markets Fund (Class III Shares)                    13,606,983
      526,014      GMO Evolving Countries Fund (Class III Shares)                   4,528,979
       63,894      GMO Inflation Indexed Bond Fund (Class III Shares)                 641,494
      120,926      GMO International Bond Fund (Class III Shares)                   1,263,676
    2,552,633      GMO International Core Fund (Class III Shares)                  59,221,082
      263,440      GMO International Small Companies Fund (Class III Shares)        3,219,237
       48,710      GMO U.S. Bond/Global Alpha A Fund (Class III Shares)               516,328
                                                                                  -----------
                   TOTAL MUTUAL FUNDS  (COST  $92,041,374)                         85,869,057
                                                                                  -----------

                   SHORT-TERM INVESTMENT -- 0.0%

                   Repurchase Agreement -- 0.0%
    $  19,924      Salomon Smith Barney Inc. Repurchase Agreement, dated
                   2/27/98, due 3/2/98, with a maturity value of $19,933 and
                   an effective yield of 5.07%, collateralized by a U.S.
                   Treasury Obligation with a rate of 8.875%, with a maturity date of 8/15/17 and with an aggregate market value of
                   $20,323.                                                            19,924
                                                                                  -----------

                   TOTAL SHORT-TERM INVESTMENT  (COST  $19,924)                        19,924
                                                                                  -----------
                   TOTAL INVESTMENTS -- 100.0%
                   (Cost $92,061,298)                                              85,888,981

                   Other Assets and Liabilities (net)-- 0.00%                         (13,474)
                                                                                  -----------

                   TOTAL NET ASSETS-- 100%                                        $85,875,507
                                                                                  ===========


              See accompanying notes to the financial statements.              1

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $92,061,298) (Note 1)                                $85,888,981
   Receivable for expenses waived or borne by Manager (Note 2)                            5,550
                                                                                    -----------

       Total assets                                                                  85,894,531
                                                                                    -----------

Liabilities:
   Accrued expenses                                                                      19,024
                                                                                    -----------

Net assets                                                                          $85,875,507
                                                                                    ===========

Net assets consist of:
   Paid-in capital                                                                  $87,829,911
   Accumulated undistributed net realized gain                                        4,217,913
   Net unrealized depreciation                                                       (6,172,317)
                                                                                    -----------
                                                                                    $85,875,507
                                                                                    ===========

Net assets attributable to:
   Class III shares                                                                 $85,875,507
                                                                                    ===========

Shares outstanding:
   Class III                                                                          8,435,792
                                                                                    ===========

Net asset value per share:
   Class III                                                                        $     10.18
                                                                                    ===========


2              See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
   Dividends from investment company shares                                          $2,252,506
   Interest                                                                               2,688
                                                                                     ----------

       Total income                                                                   2,255,194
                                                                                     ----------

Expenses:
   Custodian and transfer agent fees                                                     31,443
   Registration fees                                                                     13,661
   Audit fees                                                                            13,474
   Legal fees                                                                             1,712
   Trustees fees (Note 2)                                                                   625
   Miscellaneous                                                                            526
   Fees waived or borne by Manager (Note 2)                                             (61,441)
                                                                                     ----------
                                                                                             --
   Shareholder service fee (Note 2)
       Class I                                                                            3,878
       Class II                                                                           9,691
                                                                                     ----------
       Net expenses                                                                      13,569
                                                                                     ----------

          Net investment income                                                       2,241,625
                                                                                     ----------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                                     (676,793)
       Realized gain distributions from investment company shares                     8,728,729
                                                                                     ----------

          Net realized gain                                                           8,051,936
                                                                                     ----------

   Change in net unrealized appreciation (depreciation) on investments               (6,728,168)
                                                                                     ----------

       Net realized and unrealized gain                                               1,323,768
                                                                                     ----------

Net increase in net assets resulting from operations                                 $3,565,393
                                                                                     ==========


               See accompanying notes to the financial statements.             3

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      Period from October 11, 1996
                                                                 Year Ended           (commencement of operations)
                                                              February 28, 1998           to February 28, 1997
                                                               ---------------         -------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                        $ 2,241,625                   $  258,062
   Net realized gain                                              8,051,936                      831,547
   Change in net unrealized appreciation
      (depreciation)                                             (6,728,168)                     555,851
                                                                -----------                   -----------

   Net increase in net assets resulting from
       operations                                                 3,565,393                    1,645,460
                                                                -----------                   -----------

Distributions to shareholders from:
   Net investment income
       Class I                                                     (195,254)                          --
       Class II                                                    (430,549)                     (98,709)
       Class III                                                 (1,615,822)                    (159,298)
                                                                -----------                   -----------
       Total distributions from net investment income            (2,241,625)                    (258,007)
                                                                -----------                   -----------
   In excess of net investment income
       Class I                                                         (355)                          --
       Class II                                                        (783)                          --
       Class III                                                     (2,939)                          --
                                                                -----------                   -----------
       Total distributions in excess of net
       investment income                                             (4,077)                           --
                                                                -----------                   -----------
   Net realized gains
       Class I                                                     (338,565)                          --
       Class II                                                    (872,870)                     (44,198)
       Class III                                                 (3,087,812)                     (71,327)
                                                                -----------                   -----------
       Total distributions from net realized gains               (4,299,247)                    (115,525)
                                                                -----------                   -----------

                                                                 (6,544,949)                    (373,532)
                                                                -----------                   -----------
   Net share transactions: (Note 5)
       Class I                                                    1,138,414                           --
       Class II                                                 (13,394,265)                  15,022,907
       Class III                                                 55,162,012                   29,654,067
                                                                -----------                   -----------
   Increase in net assets resulting from net share
       transactions                                              42,906,161                   44,676,974
                                                                -----------                   -----------

      Total increase in net assets                               39,926,605                   45,948,902

Net assets:
   Beginning of period                                           45,948,902                           --
                                                                -----------                   -----------

   End of period (including accumulated
      distributions in excess of net investment
      income of $0 and $0, respectively)                        $85,875,507                   $45,948,902
                                                                ===========                   ===========


4              See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                               Period from April 1, 1997
                                                                              (commencement of operations)
                                                                                   to January 9, 1998
                                                                              ----------------------------
Net asset value, beginning of period                                                      $10.17
                                                                                          ------

Income from investment operations:
   Net investment income/(b)/                                                               0.45+
   Net realized and unrealized loss                                                        (0.65)
                                                                                          ------

      Total from investment operations                                                     (0.20)
                                                                                          ------

Less distributions to shareholders:
   From net investment income                                                              (0.29)
   In excess of net investment income                                                         --/(d)/
   From net realized gains                                                                 (0.58)
                                                                                          ------

      Total distributions                                                                  (0.87)
                                                                                          ------
Net asset value, end of period                                                            $ 9.10/(c)/
                                                                                          ======

Total Return/(a)/                                                                          (2.40)%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                                          --
   Net expenses to average daily net assets                                                 0.13%*
   Net investment income to average daily net assets/(b)/                                   5.49%*
   Portfolio turnover rate                                                                    16%
   Fees and expenses voluntarily waived or borne by the Manager consisted of
      the following per share amount:                                                     $ 0.01

/(a)/ Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/ All Class I shares of the Fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

/(d)/ The per share distribution in excess of net investment income was $0.001.

+   Computed using average shares outstanding throughout the period.

*   Annualized.


               See accompanying notes to the financial statements.             5

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                Period from             Period from December 23, 1996
                                                               March 1, 1997             (commencement of operations)
                                                             to January 9, 1998             to February 28, 1997
                                                             ------------------         -----------------------------
Net asset value, beginning of period                               $10.41                          $ 10.10
                                                                   ------                          -------

Income from investment operations:
   Net investment income/(b)/                                        0.30+                              --
   Net realized and unrealized gain (loss)                          (0.74)                            0.41
                                                                   ------                          -------

      Total from investment operations                              (0.44)                            0.41
                                                                   ------                          -------


Less distributions to shareholders:
   From net investment income                                       (0.29)                           (0.07)
   In excess of net investment income                                  --/(e)/                          --
   From net realized gains                                          (0.58)                           (0.03)
                                                                   ------                          -------

      Total distributions                                           (0.87)                           (0.10)
                                                                   ------                          -------
Net asset value, end of period                                     $ 9.10/(c)/                     $ 10.41
                                                                   ======                          =======

Total Return/(a)/                                                   (4.65)%                           4.07%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                  --                          $15,490
   Net expenses to average daily net assets                         0.07%*                           0.07%*
   Net investment income to average daily net assets/(b)/           3.23%*                          (0.07)%*
   Portfolio turnover rate                                            16%                               0%
   Fees and expenses voluntarily waived or borne by the
      Manager consisted of the following per share amounts:       $ 0.01                                 /(d)/

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/ All Class II shares of the fund were exchanged for Class III shares on January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.

/(d)/ Fees and expenses waived or borne by the Manager were less than $0.01 per share.

/(e)/ The per share distribution in excess of net investment income was $0.001.

+     Computed using average shares outstanding throughout the period.

*     Annualized.


6              See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                       Period from October 11, 1996
                                                                Year Ended             (commencement of operations)
                                                             February 28, 1998             to February 28, 1997
                                                             -----------------         ----------------------------
Net asset value, beginning of period                              $10.41                         $10.00
                                                                  ------                        -------

Income from investment operations:
   Net investment income /(b)/                                      0.33+                          0.10
   Net realized and unrealized gain                                 0.31                           0.41
                                                                  ------                        -------

      Total from investment operations                              0.64                           0.51
                                                                  ------                        -------

Less distributions to shareholders:
   From net investment income                                      (0.29)                         (0.07)
   In excess of net investment income                                 -- /(c)/                       --
   From net realized gains                                         (0.58)                         (0.03)
                                                                  ------                        -------

      Total distributions                                          (0.87)                         (0.10)
                                                                  ------                        -------
Net asset value, end of period                                    $10.18                        $ 10.41
                                                                  ======                        =======

Total Return /(a)/                                                  6.73%                          5.11%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                             $85,876                        $30,459
   Net expenses to average daily net assets                         0.00%                          0.01%*
   Net investment income to average daily net assets /(b)/          3.13%                          3.60%*
   Portfolio turnover rate                                            16%                             0%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share amounts:        $ 0.01                        $  0.01

/(a)/ Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

/(b)/ Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

/(c)/ The per share distribution in excess of net investment income was $0.001.

+     Computed using average shares outstanding throughout the period.

*   Annualized.


               See accompanying notes to the financial statements.             7

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO International Equity Allocation Fund (the "Fund"), which commenced operations on October 11, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the GMO EAFE-Lite Extended Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing primarily in Class III shares of international equity and fixed income funds of the Trust.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     Effective January 9, 1998, Class I shares and Class II shares ceased operations and all shares were exchanged for Class III shares.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation

     Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Repurchase agreements

     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Taxes

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders

     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the classification of distributions from underlying funds.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


         Accumulated
      Undistributed Net    Accumulated Undistributed
      Investment Income       Net Realized Gain           Paid-in Capital
    ---------------------  -------------------------   ---------------------
           $4,077                 $(250,853)                 $246,776


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Security transactions and related investment income

     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

     Purchases and redemptions of Fund shares

     The premium on cash purchases of Fund shares is .80% of the amount invested. In the case of cash redemptions, the fee is .11% of the amount redeemed. Prior to June 30, 1997, the fee on cash redemptions was .10%. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $249,442 in purchase premiums and $5,400 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.   Fees and other transactions with affiliates

     The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

     GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses). Prior to November 25, 1996, GMO had agreed to reimburse these expenses to the extent that the Fund's annual expenses exceeded .05% of average daily net assets.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $625. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $58,443,650 and $11,127,527, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                               Gross Unrealized       Gross Unrealized        Net Unrealized
          Aggregate Cost         Appreciation           Depreciation           Depreciation
       -------------------    ------------------     ------------------     ------------------
          $92,635,775             $149,748              $6,896,542             $6,746,794

4.   Principal shareholders

     At February 28, 1998, 41% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:

                                                  Period from April 1, 1997
                                                 (commencement of operations)
      Class I:                                        to January 9, 1998
                                                -----------------------------
                                                  Shares          Amount
                                                ------------   --------------
      Shares sold                                   679,610  $     7,302,827
      Shares issued to shareholders in
        reinvestment of distributions                56,235          534,174
      Shares repurchased                           (735,845)      (6,698,587)
                                                ------------   --------------
      Net increase                                       --  $     1,138,414
                                                ============   ==============

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

Share transactions - continued

                                                                                     Period from December 23, 1996
                                                      Period from March 1, 1997      (commencement of operations)
   Class II:                                              to January 9, 1998             to February 28, 1997
                                                     -----------------------------   ------------------------------
                                                       Shares          Amount           Shares          Amount
                                                     ------------   --------------   -------------   --------------
   Shares sold                                           --        $       64,521        1,473,267  $    14,880,000
   Shares issued to shareholders in reinvestment
        of distributions                                135,087        1,304,202            14,234          142,907
   Shares repurchased                                (1,622,588)     (14,762,988)        --               --
                                                     ------------   --------------   -------------    -------------
   Net increase/(decrease)                           (1,487,501)   $ (13,394,265)        1,487,501  $    15,022,907
                                                     ============   ==============   =============    =============

                                                                                     Period from October 11, 1996
                                                              Year Ended             (commencement of operations)
   Class III:                                             February 28, 1998              to February 28, 1997
                                                     -----------------------------  -------------------------------
                                                       Shares          Amount          Shares           Amount
                                                     ------------   --------------  -------------    --------------
   Shares sold                                         5,640,062   $    56,708,756      2,910,529   $    29,506,688
   Shares issued to shareholders in reinvestment
        of distributions                                 388,075        3,750,538         14,679           147,379
   Shares repurchased                                   (517,553)      (5,297,282)      --                --
                                                     ------------   --------------  -------------    --------------
   Net increase                                        5,510,584   $   55,162,012      2,925,208    $   29,654,067
                                                     ============   ==============  =============    ==============

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the fund has designated 29.58% of distributions as net capital gain dividends.

GMO International Equity Allocation Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than twenty years. Mr. Inker has been with the firm for six years.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the International Equity Allocation Fund returned 6.7% for the twelve months ended February 28, 1998. The Fund's benchmark, the GMO EAFE-Lite Extended Index, returned 15.4%.

     We use GMO's long-term asset class forecasts to allocate the International Equity Allocation Fund among various GMO mutual funds. Our research suggests that the next several years will be somewhat more difficult for developed international stock markets than the recent past, with real returns likely to average 3 to 4% per year. Our forecast for emerging equities, however, is better. We expect emerging equities to rebound significantly from current depressed levels, and our forecast is for emerging markets to provide real returns of 6 to 7% annually over the next 10 years.

     Performance of the International Core Fund lagged the benchmark during the fiscal year as the rally in expensive multinationals continued. The GMO International Core Fund returned 11.7%, underperforming the GMO EAFE-Lite Index by 7.2%. Our diversification into emerging markets was also unsuccessful in adding value. The emerging markets as measured by the IFC Investable Index performed poorly, down 21.8%, due to the crisis in Asian economies. However, performance of the GMO Emerging Markets Fund was somewhat better at -12.9%.

     The Fund also had a 5% weight in fixed income. While the allocation decision to fixed income investments detracted from the Fund performance, performance of the underlying bond funds was strong relative to their benchmarks.

     We expect the Fund's diversification into fixed income and emerging markets to benefit performance in the current fiscal year. We believe both fixed income and emerging markets have better return potential than international developed markets. In addition, we expect our tilt in favor of smaller, less expensive international stocks in our International Core Fund will produce better returns relative to the benchmark this year.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO International Equity Allocation Fund "IEAF" Class III Shares Index and
                             the MSCI World Index
                            As of February 28, 1998

                 -------------------------------
                   Average Annual Total Return
                 -------------------------------
                                      Since
                    1 Year          Inception
                 -------------------------------
           Class                    10/11/96
            III      5.8%             8.0%
                 -------------------------------

                           [LINE GRAPH APPEARS HERE]

              GMO International Equity     GMO EAFE-LITE
  Date             Allocation Fund        Extended Index      MSCI World Index
--------      ------------------------    ----------------    ----------------

10/11/96               $9,920                   $10,000           $10,000
 2/28/97              $10,416                   $10,375           $10,636
 2/28/98              $11,118                   $11,970           $13,198

Performance shown as net of all fees after reimbursement from the manager. Returns and net asset values of trust investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 80 bp on the purchase and 11 bp on the redemption Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

      GMO U.S. Bond/Global Alpha A Fund
      (A Series of GMO Trust)
      Annual Report
      February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO U.S. Bond/Global Alpha A Fund (A Series of GMO Trust)


      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Bond/Global Alpha A Fund at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 1997 (commencement of operations) through February 28, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 20, 1998

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


      Par Value        Description                                                    Value ($)
------------------------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 96.8%

                       Albania -- 1.2%
USD    15,681,227      Republic of Albania Par Bond, Zero Coupon, due 8/31/25         2,702,346
                                                                                  --------------

                       Argentina -- 0.3%
USD     1,000,000      Republic of Argentina Par Bond,
                          Variable Rate, Step Up, 5.50%, due 3/31/23                    758,125
                                                                                  --------------

                       Brazil -- 1.4%
USD     4,043,291      Brazil Capitalization Bond, PIK, 8.00%, due 4/15/14            3,285,174
                                                                                  --------------

                       Bulgaria -- 0.1%
USD     2,000,000      Bulgaria Discount Series B Strips, Basket 2, 0.00%,
                          due 7/28/24                                                   255,000
                                                                                  --------------

                       Denmark -- 0.9%
DKK    13,100,000      Kingdom of Denmark Bullet, 7.00%, due 11/15/07                 2,140,634
                                                                                  --------------

                       Germany -- 0.9%
GBP     2,000,000      Schweiz Bankgesellschaft, Zero Coupon, due 3/31/06             1,948,139
                                                                                  --------------

                       Mexico -- 3.2%
FRF    44,500,000      Mexico Par Bond, 6.63%, due 12/31/19                           6,367,009
USD     1,000,000      Mexico Par Bond Series B, 6.25%, due 12/31/19                    843,750
                                                                                  --------------
                                                                                      7,210,759
                                                                                  --------------

                       New Zealand -- 3.2%
NZD    13,000,000      New Zealand Index Linked Bond, 4.50%, due 2/15/16              7,241,169
                                                                                  --------------

                       Supra National -- 2.4%
AUD    17,700,000      European Bank Recon and Development, Zero Coupon,
                          due 2/10/28                                                 1,816,087
ITL 5,000,000,000      European Investment Bank, 12.20%, due 2/18/03                  3,647,769
                                                                                  --------------
                                                                                      5,463,856
                                                                                  --------------

                       Sweden -- 4.2%
SEK    74,600,000      Kingdom of Sweden, 6.00%, due 2/09/05                          9,679,067
                                                                                  --------------

                       United States -- 79.0%

                       Asset Backed Securities -- 64.3%
USD     4,582,065      AFC Home Equity Loan Trust Series 97-1 Class A,
                          Variable Rate, 1 mo. LIBOR + .22%, 5.85%, due 3/25/27       4,563,450

USD     2,472,296      Americredit Automobile Receivables Trust Series
                          96-B Class A, 6.50%, due 1/12/02                            2,483,884


         See accompanying notes to the financial statements.        1

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


          Par Value        Description                                                             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                        Asset Backed Securities -- continued
USD        20,500,000   Big Flower Receivables Master Trust 96-2 Class A,
                           Variable Rate, LIBOR +.25%, 5.88%, due 4/25/03                          20,499,999
USD        18,145,000   Brazos Student Loan Finance Corp Series 96-A4,
                           Variable Rate, 3 mo. U.S. Treasury Bill + .50%, 5.78%, due
                           12/01/02                                                                18,074,121
USD         8,450,000   Discover Card Master Trust I 94-2 Class A,
                           Variable Rate, 1 mo. LIBOR + .35%, 5.98%, due 10/16/04                   8,523,938
USD         5,000,000   First Chicago Master Trust II 95-0 Class A,
                           Variable Rate, 1 mo. LIBOR + .23%, 5.86%, due 2/15/04                    5,018,750
USD        20,000,000   First Chicago Master Trust II 96-S Class A,
                           Variable Rate, 1 mo. LIBOR + .13%, 5.75%, due 8/15/04                   20,005,999
USD        10,000,000   First North American National Bank 97-2 Class A,
                           Variable Rate, 1 mo. LIBOR +.21%, 5.84%, due 3/15/06                    10,004,000
USD         5,000,000   First USA Credit Card Master Trust 97-4 Class A,
                           Variable Rate, 1 mo. LIBOR + .21%, 5.84%, due 2/17/10                    5,006,250
USD         2,746,232   Keycorp Student Loan Trust 94-B Class A,
                           Variable Rate, 1 mo. LIBOR + .29%, 5.92%, due 8/27/18                    2,761,336
USD         8,538,038   Keystone Auto Grantor Trust Series 1996-A Class A,
                           144A, 6.60%, due 12/15/02                                                8,674,647
USD        10,000,000   Navistar Financial Dealer Note Master Trust 90-A
                           Class A3, Variable Rate, 1 mo. LIBOR + .90%, 6.55%, due 1/25/03         10,000,000
USD         9,500,000   Navistar Financial Dealer Note Master Trust 95-1
                           Class A, Variable Rate, 1 mo. LIBOR + .30%, 5.96%, due 8/25/07           9,655,859
USD         5,000,000   Northstar CBO Series 97-2 Class A2, 6.62%, due 7/15/09                      5,478,905
USD         6,926,243   Signet Student Loan Trust Series 96-A Class A-1,
                           Variable Rate, 1 mo. LIBOR + .09%, 5.72%, due 1/25/05                    6,924,079
USD         6,188,507   Society Student Loan Trust 94-A Class A2,
                           Variable Rate, 1 mo. LIBOR +.33%, 6.00%, due 12/29/03                    6,196,242
USD         3,000,000   Starvest CBO-1 Class A,
                           Variable Rate, 6 mo. LIBOR + .19% 144A, 5.82%, due
                           7/30/11                                                                  2,964,000
                                                                                                --------------
                                                                                                  146,835,459
                                                                                                --------------
                        U.S. Government -- 14.7%
USD        10,100,000   U.S. Treasury 0.00% Receipts, due 2/15/10                                   4,872,139
USD        10,100,000   U.S. Treasury 0.00% Receipts, due 2/15/12                                   4,272,199
USD        10,100,000   U.S. Treasury 0.00% Receipts, due 8/15/12                                   4,136,758
USD        10,000,000   U.S. Treasury Bond, 6.25%, due 8/15/23/(a)/                                10,334,370
USD         5,090,850   U.S. Treasury Inflation Indexed Note, 3.38%, due 1/15/07                    4,966,761
USD         5,036,200   U.S. Treasury Inflation Indexed Note, 3.63%, due  7/15/02/(a)/              5,009,443
                                                                                                --------------
                                                                                                   33,591,670
                                                                                                --------------
                        Total United States                                                       180,427,129
                                                                                                --------------
                        TOTAL DEBT OBLIGATIONS  (COST  $218,592,835)                              221,111,398
                                                                                                --------------


2                    See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


              Shares           Description                                                        Value ($)
-------------------------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 1.8%

                               United States -- 1.8%
                   4,000       Bear Stearns Managed Income Securities Plus Fund 13.27%               3,990,280
                                                                                               ----------------
                               TOTAL PREFERRED STOCKS  (COST  $3,949,109)                            3,990,280
                                                                                               ----------------

         Principal Amount
       ---------------------
                               CALL OPTIONS PURCHASED -- 1.9%

                               Cross Currency Options -- 0.2%
DEM          159,700,000       DEM Call/BEF Put, Expires 7/08/98, Strike 20.6                          184,797
DEM           72,000,000       DEM Call/ITL Put, Expires 9/22/98, Strike 993.00                        293,586
                                                                                               ----------------
                                                                                                       478,383
                                                                                               ----------------

                               Options on Bonds -- 0.2%
SEK          119,000,000       Sweden Government Bond, Expires 4/30/98, Strike 100.677                 457,783
                                                                                               ----------------

                               Options on Currency -- 1.5%
USD           64,100,000       German Mark, Expires 9/17/98, Strike 1.725                            3,339,610
USD           80,000,000       Japanese Yen, Expires 6/15/98, Strike 140.00                            136,000
                                                                                               ----------------
                                                                                                     3,475,610
                                                                                               ----------------

                               Options on Futures -- 0.0%
USD              750,000       Eurodollar, Expires 3/16/98, Strike 94.25                                60,000
                                                                                               ----------------

                               TOTAL CALL OPTIONS PURCHASED (COST $4,811,458)                         4,471,776
                                                                                               ----------------

                               PUT OPTIONS PURCHASED -- 0.5%

                               Cross Currency Options -- 0.1%
DEM           72,000,000       DEM Put/ITL Call, Expires 9/22/98, Strike 993.00                        182,499
USD              834,568       TRL Put/1.00 USD + 1.50 DEM Basket Call, Expires 5/12/98,
                               Strike 545,000                                                            4,307
                                                                                               ----------------
                                                                                                       186,806
                                                                                               ----------------

                               Options on Currency -- 0.4%
USD           64,100,000       German Mark, Expires 9/17/98, Strike 1.725                              897,400
                                                                                               ----------------

                               Options on Futures -- 0.0%
USD              750,000       Eurodollar, Expires 3/16/98, Strike 94.00                                 3,750
                                                                                               ----------------

                               TOTAL PUT OPTIONS PURCHASED (COST $2,896,984)
                                                                                                     1,087,956
                                                                                               ----------------


              See accompanying notes to the financial statements.            3

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


         Par Value/Shares      Description                                                        Value ($)
-------------------------------------------------------------------------------------------------------------------
                               RIGHTS AND WARRANTS -- 0.0%

                               Mexico -- 0.0%
               2,740,000       United Mexican States Warrants, Expires 6/30/03 *                            --
                                                                                               ---------------
                               Venezuela -- 0.0%
               1,000,000       Republic of Venezuela Recovery Warrants,
                               Expires 04/15/20 *                                                           --
                                                                                               ---------------
                               TOTAL RIGHTS AND WARRANTS  (COST  $0)                                        --
                                                                                               ---------------
                               SHORT-TERM INVESTMENTS -- 1.4%

                               Commercial Paper -- 1.3%
USD            3,000,000       GE Capital Corp, 5.68% due 3/02/98                                    3,000,000
                                                                                               ---------------

                               Repurchase Agreement -- 0.1%
USD              109,124       Salomon Smith Barney Repurchase Agreement, dated 2/27/98,
                               due 3/2/98, with a maturity value of $109,170 and an
                               effective yield of 5.07%, collateralized by a U.S. Treasury
                               Obligation with a rate of 8.125%, with a maturity date of
                               8/15/21 and with a market value of $111,306.                            109,124
                                                                                               ---------------

                               TOTAL SHORT-TERM INVESTMENTS (COST
                               $3,109,124)                                                           3,109,124
                                                                                               ---------------

                               TOTAL INVESTMENTS -- 102.4%
                               (COST $233,359,510)                                                 233,770,534

                               Other Assets and Liabilities (net)-- (2.4)%                          (5,384,508)
                                                                                               ---------------

                               TOTAL NET ASSETS-- 100%                                         $   228,386,026
                                                                                               ===============




4             See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998





                   Notes to the Schedule of Investments:

                   PIK -- Payment In Kind

                   144A-- Securities exempt from registration under
                       Rule 144A of the Securities Act of 1933.
                       These securities may be resold in
                       transactions exempt from registration,
                       normally to qualified institutional buyers.

                   Variable and Step up rates -- The rates shown on
                       variable and step up rate notes are the
                       current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.

                   Currency Abbreviations
                   AUD - Australian Dollar
                   BEF - Belgian Franc
                   CAD - Canadian Dollar
                   CHF - Swiss Franc
                   DEM - German Mark
                   DKK - Danish Krone
                   ECU - European Currency Unit
                   ESP - Spanish Peseta
                   FRF - French Franc
                   GBP - British Pound
                   ITL - Italian Lira
                   JPY - Japanese Yen
                   MYR - Malaysian Ringgit
                   NLG - Netherlands Guilder
                   NZD - New Zealand Dollar
                   SEK - Swedish Krona
                   THB - Thailand Baht
                   TRL - Turkish Lira
                   USD - United States Dollar

         (a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
          *  Non-income producing security.


            See accompanying notes to the financial statements.              5

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------


Assets:
    Investments, at value (cost $233,359,510) (Note 1)                                           $   233,770,534
    Cash (Note 1)                                                                                        332,831
    Interest receivable                                                                                  931,154
    Receivable for variation margin on open futures contracts (Notes 1 and 6)                            219,183
    Receivable for open forward foreign currency contracts (Notes 1 and 6)                             4,987,427
    Receivable for expenses waived or borne by Manager (Note 2)                                           32,595
    Miscellaneous receivable                                                                                 659
                                                                                                 ---------------

        Total assets                                                                                 240,274,383
                                                                                                 ---------------

Liabilities:
    Written options outstanding, at value (premiums $7,739,490) (Notes 1 and 6)                        7,325,310
    Payable for open forward foreign currency contracts (Notes 1 and 6)                                4,399,850
    Payable to affiliate for (Note 2):
        Management fee                                                                                    69,582
        Shareholder service fee                                                                           25,378
    Payable for open swap contracts (Notes 1 and 6)                                                        1,989
    Accrued expenses                                                                                      66,248
                                                                                                 ---------------

        Total liabilities                                                                             11,888,357
                                                                                                 ---------------

Net assets                                                                                       $   228,386,026
                                                                                                 ===============

Net assets consist of:
    Paid-in capital                                                                              $   223,718,576
    Accumulated undistributed net investment income                                                    2,266,216
    Accumulated undistributed net realized gain                                                        2,354,269
    Net unrealized appreciation                                                                           46,965
                                                                                                 ---------------
                                                                                                 $   228,386,026
                                                                                                 ===============

Net assets attributable to:
    Class III shares                                                                             $   228,386,026
                                                                                                 ===============

Shares outstanding:
    Class III                                                                                         21,548,708
                                                                                                 ===============

Net asset value per share:
    Class III                                                                                    $         10.60
                                                                                                 ===============



6             See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Statement of Operations --
  Period from April 30, 1997 (commencement of operations) to February 28, 1998
--------------------------------------------------------------------------------

Investment Income:
    Interest                                                                                      $   8,807,383
    Dividends                                                                                           398,100
                                                                                                  -------------
        Total income                                                                                  9,205,483
                                                                                                  -------------
Expenses:
    Management fee (Note 2)                                                                             571,318
    Custodian and transfer agent fees                                                                    94,825
    Audit fees                                                                                           46,512
    Legal fees                                                                                            2,925
    Registration fees                                                                                     1,291
    Trustees fees (Note 2)                                                                                1,194
    Miscellaneous                                                                                         1,488
    Fees waived or borne by Manager (Note 2)                                                           (361,139)
                                                                                                  -------------
                                                                                                        358,414
    Shareholder service fee (Note 2)
        Class III                                                                                       213,529
                                                                                                  -------------
        Net expenses                                                                                    571,943
                                                                                                  -------------

            Net investment income                                                                     8,633,540
                                                                                                  -------------

Realized and unrealized gain (loss):
  Net realized gain (loss) on:
        Investments                                                                                   2,668,168
        Closed futures contracts                                                                      3,241,938
        Closed swap contracts                                                                           506,400
        Written options                                                                                 938,687
        Foreign currency, forward contracts and foreign currency related transactions                 1,606,930
                                                                                                  -------------
            Net realized gain                                                                         8,962,123
                                                                                                  -------------
    Change in net unrealized appreciation (depreciation) on:
        Investments                                                                                     411,024
        Open futures contracts                                                                       (1,358,005)
        Open swap contracts                                                                              (1,989)
        Written options                                                                                 414,180
        Foreign currency, forward contracts and foreign currency related transactions                   581,755
                                                                                                  -------------

            Net unrealized gain                                                                          46,965
                                                                                                  -------------

        Net realized and unrealized gain                                                              9,009,088
                                                                                                  -------------

Net increase in net assets resulting from operations                                              $  17,642,628
                                                                                                  =============


              See accompanying notes to the financial statements.            7

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                               Period from April 30, 1997
                                                                              (commencement of operations)
                                                                                  to February 28, 1998
                                                                              -----------------------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                                             $   8,633,540
    Net realized gain                                                                     8,962,123
    Change in net unrealized appreciation (depreciation)                                     46,965
                                                                                      -------------

    Net increase in net assets resulting from operations                                 17,642,628
                                                                                      -------------

Distributions to shareholders from:
    Net investment income
        Class III                                                                        (5,715,005)
                                                                                      -------------
    Net realized gains
        Class III                                                                        (7,260,173)
                                                                                      -------------

                                                                                        (12,975,178)
                                                                                      -------------
    Net share transactions: (Note 5)
        Class III                                                                       223,718,576
                                                                                      -------------
    Increase in net assets resulting from net share transactions                        223,718,576
                                                                                      -------------

       Total increase in net assets                                                     228,386,026

Net assets:
    Beginning of period                                                                          --
                                                                                      -------------

    End of period (including accumulated undistributed net
       investment income of $2,266,216)                                               $ 228,386,026
                                                                                      =============

8             See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------


                                                                                  Period from April 30, 1997
                                                                                 (commencement of operations)
                                                                                     to February 28, 1998
                                                                                -------------------------------
Net asset value, beginning of period                                                      $   10.00
                                                                                          ---------


Income from investment operations:
    Net investment income                                                                      0.55+
    Net realized and unrealized gain                                                           0.66
                                                                                          ---------

       Total from investment operations                                                        1.21
                                                                                          ---------


Less distributions to shareholders:
    From net investment income                                                                (0.27)
    From net realized gains                                                                   (0.34)
                                                                                          ---------

       Total distributions                                                                    (0.61)
                                                                                          ---------
Net asset value, end of period                                                            $   10.60
                                                                                          =========

Total Return /(a)/                                                                            12.16%

Ratios/Supplemental Data:
    Net assets, end of period (000's)                                                     $ 228,386
    Net expenses to average daily net assets                                                   0.40%*
    Net investment income to average daily net assets                                          6.05%*
    Portfolio turnover rate                                                                      58%
    Fees and expenses voluntarily waived or borne by the Manager
       consisted of the following per share amount:                                       $    0.02


+     Computed using average shares outstanding throughout the period.
/(a)/ Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
*     Annualized.


              See accompanying notes to the financial statements.            9

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------

1.   Significant accounting policies

     GMO U.S. Bond/Global Alpha A Fund (the "Fund"), which commenced operations on April 30, 1997, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks a high total return primarily through investing in investment-grade bonds.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II, and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1998, the total value of these securities represented 19% of net assets. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.


     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------


     contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.


     Options
     The Fund may write call and put options on securities or currencies it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for a summary of open written option contracts as of February 28, 1998.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate and total return swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

     for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. At February 28, 1998, $332,831 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund had no securities on loan.


     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

           Undistributed Net         Accumulated Net
           Investment Income          Realized Gain          Paid-in Capital
          ---------------------  -----------------------   ------------------
              $(652,319)                $652,319                   -


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.


     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on the U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as income.


     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------


     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .15% of the amount invested. The premium may be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" as summarized in Note 5. For the period ended February 28, 1998, the Fund received $321,656 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .25% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1998 was $1,194. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

3.   Purchases and sales of securities

     For the period ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                     Purchases        Proceeds
                                                   -------------   -------------
     U.S. Government securities                   $   30,827,812  $   13,030,781
     Investments (non-U.S. Government securities)    287,066,083      79,054,934

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                        Gross Unrealized    Gross Unrealized   Net Unrealized
      Aggregate Cost      Appreciation        Depreciation      Appreciation
     ----------------  ------------------  ------------------  ----------------
       $233,440,608        $4,504,544          $4,174,618         $329,926


4.   Principal shareholders

     At February 28, 1998, 66% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums received by the Fund, were as follows:


                                           Period from April 30, 1997
                                          (commencement of operations)
      Class III:                              to February 28, 1998
                                         --------------------------------
                                            Shares            Amount
                                         ------------    ----------------
      Shares sold                          23,536,230   $     245,381,956
      Shares issued to shareholders
           in reinvestment of
           distributions                      906,550           9,564,099
      Shares repurchased                   (2,894,072)        (31,227,479)
                                         ------------    ----------------
      Net increase                         21,548,708   $     223,718,576
                                         ============    ================

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------


6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:



     Forward currency contracts
                                                                                  Net Unrealized
       Settlement                             Units of                             Appreciation
          Date         Deliver/Receive        Currency              Value         (Depreciation)
       -----------     ----------------    ----------------     --------------    ----------------
       Buys

        5/07/98              AUD                 5,400,000   $      3,684,004    $        50,612
        3/27/98              CAD                44,900,000         31,569,946            276,068
        3/06/98              DEM                 4,900,000          2,701,186              4,773
        3/23/98              DEM                43,000,000         23,729,114            290,036
        4/09/98              DEM                96,000,000         53,030,998           (256,692)
        4/30/98              DEM                24,190,950         13,379,940           (141,156)
        5/22/98              DEM               106,400,000         58,924,318              7,008
        7/10/98              DEM                68,500,000         38,041,397         (1,641,920)
        4/17/98              GBP                11,200,000         18,393,220                845
        3/20/98              ITL            41,548,010,000         23,211,550           (590,815)
        4/03/98              JPY             5,850,000,000         46,545,428            151,829
        3/06/98              SEK                17,566,200          2,194,509            (71,121)
        3/23/98              THB                60,000,000          1,384,786           (195,201)
        6/22/98              THB                30,000,000            677,413            (99,080)
                                                                                  ----------------
                                                                                 $    (2,214,814)
                                                                                  ================

       Sales

        5/07/98              AUD                15,200,000   $     10,369,790    $      (209,502)
        7/10/98              BEF             1,415,997,750         38,082,769          1,600,548
        3/27/98              CAD                10,400,000          7,312,415            (43,534)
        3/06/98              DEM                 4,000,000          2,205,049             60,581
        3/20/98              DEM                42,200,000         23,283,338            519,024
        4/09/98              DEM                47,600,000         26,294,537            (43,513)
        3/23/98              DKK               163,890,200         23,718,859           (279,781)
        4/30/98              ECU                12,300,000         13,423,966             97,231
        5/22/98              FRF               356,644,288         58,860,450             56,861
        4/17/98              GBP                 3,000,000          4,926,755            (70,955)
        4/03/98              JPY             8,910,000,000         70,892,268           (285,125)

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------


     Forward currency contracts - continued

                                                                                  Net Unrealized
       Settlement                             Units of                             Appreciation
          Date         Deliver/Receive        Currency              Value         (Depreciation)
       -----------     ----------------    ----------------     --------------    ----------------
       Sales

        3/20/98              MYR                 9,913,750          2,694,411           (194,411)
        4/17/98              MYR                18,702,500          5,072,403             (8,092)
        3/12/98              NZD                13,000,000          7,618,481            111,449
        3/06/98              SEK                21,829,647          2,727,133            (30,720)
        3/23/98              THB                60,000,000          1,384,786            694,937
        6/22/98              THB                30,000,000            677,413            344,733
                                                                                  ----------------
                                                                               $       2,319,731
                                                                                  ================

     Forward cross currency contracts

                                                                                 Net Unrealized
      Settlement                                                                  Appreciation
         Date       Deliver/Units of Currency      Receive/In Exchange For       (Depreciation)
     ------------- ----------------------------- ----------------------------- -------------------

       7/10/98        BEF           299,083,090     DEM            14,500,000  $           8,822
       5/14/98        CHF            10,056,000     DEM            12,500,000             (1,895)
       3/20/98        DEM            10,500,000     ITL        10,334,650,000            (19,608)
       3/06/98        DEM            43,800,000     SEK           192,765,750            (63,464)
       5/14/98        DEM             1,300,000     CHF             1,044,680               (590)
       4/23/98        DEM            10,671,300     GBP             3,600,000             10,378
       4/24/98        DEM            16,700,000     ESP         1,418,748,500             (6,943)
       4/30/98        DEM           332,226,300     ECU           168,900,000            580,622
       4/30/98        ECU            76,900,000     DEM           151,476,773           (145,732)
       3/05/98        NLG            29,412,090     DEM            26,100,000             12,480
       3/06/98        SEK           229,470,742     DEM            52,200,000            108,590
                                                                                ------------------
                                                                               $         482,660
                                                                                ==================

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts


                                                                                           Net Unrealized
       Number of                                          Expiration                        Appreciation
       Contracts                  Type                       Date        Contract Value    (Depreciation)
      ------------  ----------------------------------  ---------------  ---------------  -----------------
          Buys

          66        MATIF FRF Bond                        June 1998    $      5,601,974  $      (12,828)
           9        U.K. Gilt                             June 1998             791,631          (9,087)
           5        German Government Bond                March 1998            741,060          30,270
          87        German Government Bond                June 1998          12,823,727         (11,830)
          86        Australian Government Bond 10 yr.     March 1998          8,488,220         138,424
          26        Australian  Government Bond 3 yr.     March 1998          2,096,069          59,113
          207       U.S. Treasury Note 5 yr.              June 1998          22,575,938        (174,385)
          82        U.S. Treasury Note 10 yr.             March 1998          9,240,375         100,342
          89        U.S. Treasury Note 10 yr.             June 1998          10,023,625          (8,672)
          23        U.S. Treasury Bond 30 yr.             March 1998          2,777,969          40,913
          257       U.S. Treasury Bond 30 yr.             June 1998          30,960,469        (266,210)
                                                                                          ---------------
                                                                                         $     (113,950)
                                                                                          ===============

          Sales

          192       Spanish Government Bond 10 yr.        March 1998   $     13,557,121  $     (548,280)
          144       Spanish Government Bond 10 yr.        June 1998          10,128,572          24,848
          127       Swiss Government Bond                 March 1998         10,834,287        (609,770)
          83        Swiss Government Bond                 June 1998           7,102,732          50,186
          42        Japanese Government Bond 10 yr.       June 1998          43,014,011        (100,097)
           1        Canadian Government Bond              June 1998              87,500              (1)
          111       MSE 3 Mo. Bankers Acceptance          March 1998         18,527,298         (77,986)
          212       Italian Government Bond 10 yr.        June 1998          27,987,862          17,045
                                                                                          ---------------
                                                                                         $   (1,244,055)
                                                                                          ===============

     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Written option transactions


                                               Puts                              Calls

                                    Principal                          Principal
                                    Amount of                          Amount of
                                    Contracts                          Contracts
                                  (000's omitted)     Premiums       (000's omitted)     Premiums
                                 -----------------  ------------    -----------------  ------------
      Outstanding, beginning
           of period                    --         $    --                 --         $    --
      Options written                     178,295     4,337,858              253,622     4,668,333

      Options exercised                 --               --                   (3,019)     (298,020)
      Options expired                      (5,225)     (406,350)            (157,603)     (499,348)
      Options sold                            (70)      (62,983)           --              --
                                 -----------------  ------------    -----------------  ------------
      Outstanding, end
           of period                      173,000  $  3,868,525               93,000  $  3,870,965
                                 =================  ============    =================  ============

     Summary of written options outstanding

                            Principal Amount
                              of Contracts                       Expiration
                             (000's omitted)   Exercise Price       Date               Value
                            ------------------ --------------------------------- ------------------
     Calls
     Canadian Dollar             28,900          1.4294 CAD       05/08/98      $          205,190
     Japanese Yen                64,100          113.65 JPY       09/17/98               5,339,530

     Puts
     Canadian Dollar             28,900          1.4294 CAD       05/08/98                 326,570
     Japanese Yen                80,000          117.18 JPY       06/15/98                 672,000
     Japanese Yen                64,100          113.65 JPY       09/17/98                 782,020
                                                                                 ------------------
                                                                                $        7,325,310
                                                                                 ==================

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

    Swap agreements


                                                                                          Net
                                                                                      Unrealized
        Notional Amount     Expiration                                               Appreciation
       Fund/Counterparty       Date                    Description                   (Depreciation)
      --------------------- ----------- -------------------------------------------  --------------
         USD 4,000,000/      5/04/98    Agreement with Morgan Guaranty Trust       $       80,105
           2,358,877                    Company dated 2/10/98 to receive the
                                        notional amount multiplied by the change
                                        in market value (including accrued
                                        interest) on the Russia Principal
                                        Floating Rate Note due 12/15/20 and to
                                        pay the counterparty's notional amount
                                        multiplied by 3 month LIBOR adjusted by
                                        a specified spread.

         USD 2,000,000/      5/11/98    Agreement with Morgan Guaranty Trust               48,900
           2,029,375                    Company dated 2/03/98 to receive the
                                        notional amount multiplied by the change
                                        in market value (including accrued
                                        interest) on the Republic of Argentina
                                        9.75%, 9/19/27 and to pay the
                                        counterparty's notional amount
                                        multiplied by 3 month LIBOR adjusted by
                                        a specified spread.

          USD 599,672/       5/14/99    Agreement with Bank of America dated             (231,904)
       TRL 80,250,000,000               5/29/97 to receive the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Turkey
                                        Index Linked Bond due 5/14/99 and to pay
                                        the notional amount multiplied by 3
                                        month LIBOR adjusted by a specified
                                        spread.

         USD 30,000,000      11/11/98   Agreement with Morgan Guaranty Trust                1,263
                                        Company dated 11/07/97 to receive (pay)
                                        the notional amount multiplied by the
                                        return on the Lehman Aggregate Index and
                                        to pay the notional amount multiplied by
                                        3 month LIBOR adjusted by a specified
                                        spread.*

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements (continued)


                                                                                          Net
                                                                                      Unrealized
        Notional Amount     Expiration                                               Appreciation
       Fund/Counterparty       Date                    Description                   (Depreciation)
      --------------------- ----------- -------------------------------------------  --------------
          USD 234,896/       6/04/99    Agreement with Bank of America dated       $       43,599
       TRL 51,273,017,332               6/20/97 to receive the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Turkey
                                        Index Linked Bond due 6/04/99 and to pay
                                        the notional amount multiplied by 3
                                        month LIBOR adjusted by a specified
                                        spread.

          USD 79,153/        6/04/99    Agreement with Bank of America dated               56,048
       TRL 24,802,803,728               11/13/97 to receive the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Turkey
                                        Index Linked Bond due 6/04/99 and to pay
                                        the notional amount multiplied by 3
                                        month LIBOR adjusted by a specified
                                        spread.
                                                                                     --------------

                                                       Net unrealized depreciation $       (1,989)
                                                                                     ==============

     See Notes to the Schedule of Investments for definitions of currency abbreviations.

     * This swap agreement is valued by management (Note 1).

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 19.25% of distributions as net capital gain dividends.

GMO U.S. Bond/Global Alpha A Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------

Portfolio Managers

     Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the U.S. Bond/Global Alpha A Fund returned 12.2% for the period from the Fund's inception on April 30, 1997 through the fiscal year ended February 28, 1998, compared to 10.0% for the Lehman Brothers Aggregate Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic, fixed income instruments throughout the period. Although the Fund is benchmarked against a domestic bond index, the value added is derived from global bond and currency strategies.

     Many of the strategies implemented in the Fund were successful during the fiscal year. It outperformed its benchmark by 2.2%, though absolute returns were reduced somewhat due to the strength of the U.S. dollar. During the partial year since the fund's inception bond market selection was positive, however currency selection was successful only in the second and third fiscal quarters. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly when measured in U.S. dollar terms. Exceptions to this occurred in Italy and the U.K. whose bond markets had double-digit U.S. dollar returns. Strong returns were shown as well in Australia, Sweden and the U.K. The Canadian dollar was the only currency that produced a positive return versus the U.S. dollar for the year ended February 28, 1998. Value was added during the year by overweighting the Canadian, Swedish and U.K. bond markets, as well as the Italian lira, Spanish peseta and the ECU. Additionally, the Fund gained versus the benchmark as a result of underweighting the French, Japanese, and Swiss bond markets, as well as the Belgian franc and the Dutch guilder.

     During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. This market had a somewhat volatile year, buffeted by the financial problems in Asia. Returns came mainly from bond yields as prices changed little from beginning to end. Our decision to include emerging country debt exposure in the portfolio added value in all but the third fiscal quarter.

Outlook

     The Fund is structured to benefit from outperformance in the Australian, Danish, French, German, Swedish and emerging bond markets. We expect underperformance from the Italian, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the Canadian dollar, Deutsche mark, Italian lira, Spanish peseta and U.K. pound. The Belgian franc, Danish krone, French franc, Japanese yen and U.S. dollar are expected to underperform.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

 Comparison of Change in Value of a $10,000 Investment in GMO U.S. Bond/Global
        Alpha A Fund Class III Shares and the Lehman Brothers Aggregate
                                  Bond Index
                            As of February 28, 1998

        Average Annual Total Return
        ---------------------------
                            Since
                          Inception
           1 Year          4/30/97
        ---------------------------
Class
 III        n/a             12.0%
        ---------------------------

                           [LINE GRAPH APPEARS HERE]

        GMO U.S. Bond/Global            Lehman Brothers Aggregate
            Alpha A Fund                       Bond Index

4/30/97        $ 9,985                            $10,000
2/28/98        $11,199                            $10,996

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

     Report of Independent Accountants

     To the Trustees of GMO Trust and the Shareholders of GMO U.S. Bond/Global Alpha B Fund (A Series of GMO Trust)


     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Bond/Global Alpha B Fund at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period July 29, 1997 (commencement of operations) through February 28, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



     Price Waterhouse LLP
     Boston, Massachusetts
     April 20, 1998

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998

         Par Value       Description                                               Value ($)
----------------------------------------------------------------------------------------------
                         DEBT OBLIGATIONS -- 97.6%

                         Australia -- 1.2%
GBP       2,500,000      Commonwealth Bank Australia Series EMTN, 8.13%, due
                            12/07/06                                                 4,480,538
                                                                                 -------------
                         Brazil -- 1.0%
USD      20,000,000      Brazil Discount Bond, Principal Strip, due 4/15/24          3,820,000
                                                                                 -------------
                         Cayman Islands -- 0.8%
CAD       4,000,000      Government of Canada (Cayman), 7.25%, due 6/01/08           3,083,193
                                                                                 -------------
                         Denmark -- 2.3%
DKK      52,500,000      Kingdom of Denmark Bullet, 7.00%, due 11/15/07              8,578,878
                                                                                 -------------
                         France -- 1.6%
ECU       4,000,000      Government of France, 8.25%, due 4/25/22                    5,910,006
                                                                                 -------------
                         Germany -- 0.3%
DEM       2,000,000      Deutsche Siedlungs LB, 6.75%, due 10/02/23                  1,220,079
                                                                                 -------------
                         Japan -- 1.4%
GBP       3,000,000      Export Import Bank of Japan, 10.75%, due 5/15/01            5,443,329
                                                                                 -------------
                         New Zealand -- 1.7%
NZD      11,700,000      New Zealand Index Linked Bond, 4.50%, due 2/15/16           6,517,052
                                                                                 -------------
                         Supra National -- 0.2%
AUD       8,600,000      European Bank Recon and Development, Zero Coupon,
                         due 2/10/28                                                   882,393
                                                                                 -------------
                         Sweden -- 1.7%
SEK      48,400,000      Kingdom of Sweden, 6.00%, due 2/09/05                       6,279,716
                                                                                 -------------
                         United Kingdom -- 2.2%
GBP       4,160,000      Guaranteed Export Financial Corp, 12.88%, due 9/29/02       8,441,935
                                                                                 -------------
                         United States -- 83.2%

                         Asset Backed Securities -- 56.5%
USD      10,000,000      Anfield Road I Ltd.,
                            Variable Rate, 6 mo. LIBOR + .25%, 5.88%, due            9,972,000
                            11/06/06
USD      11,503,428      Banc One Student Loan Trust 94-A Class A2,
                            Variable Rate, 1 mo. LIBOR + .30%, 5.93%, due           11,549,442
                            10/25/16
USD       5,000,000      Big Flower Receivables Master Trust 96-2 Class A,
                            Variable Rate, LIBOR +.25%, 5.88%, due 4/25/03           5,000,000


               See accompanying notes to the financial statements.             1

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


         Par Value       Description                                               Value ($)
----------------------------------------------------------------------------------------------
                         Asset Backed Securities -- continued
USD       5,000,000      Bombardier Receivables Master Trust I 97-1 Class A,
                            Variable Rate, 1 mo. LIBOR + .12%, 5.75%, due
                            4/15/04                                                  5,000,000
USD       4,635,000      Brazos Student Loan Finance Corp Series 96-A4,
                            Variable Rate, 3 mo. U.S. Treasury Bill + .50%,
                            5.78%, due 12/01/02                                      4,616,895
USD      15,000,000      Chevy Chase Master Credit Card Trust 95-C Class A,
                            Variable Rate, 1 mo. LIBOR + .26%, 5.89%, due
                            5/15/06                                                 15,030,000
USD       7,500,000      Chevy Chase Master Credit Card Trust Series 96-A,
                            Variable Rate, 1 mo. LIBOR + .15%, 5.78%, due
                            2/15/05                                                  7,495,313
USD      10,000,000      Chyps CBO 97-1, Class A2, 144A, 6.72%, due 1/15/10          9,862,500
USD      10,000,000      Circuit City Credit Card Master Trust 96-1 Class A,
                            Variable Rate, 1 mo. LIBOR + .17%, 5.80%, due
                            10/15/06                                                 9,984,375
USD      22,500,000      Discover Card Master Trust I 94-2 Class A,
                            Variable Rate, 1 mo. LIBOR + .35%, 5.98%, due
                            10/16/04                                                22,696,874
USD       5,000,000      Dreamworks Film Trust Series 1 Class A,
                            Variable Rate, 3 mo. LIBOR + .22%, 5.81%, due
                            10/15/06                                                 5,000,000
USD       5,000,000      European Sovereign Investments,
                            Variable Rate, 6 mo. LIBOR + .40%, 6.03%, due
                            1/20/99                                                  5,020,000
USD       4,000,000      First Chicago Master Trust II 95-0 Class A,
                            Variable Rate, 1 mo. LIBOR + .23%, 5.86%, due
                            2/15/04                                                  4,015,000
USD       5,000,000      First Deposit Master Trust Series 96-1 Class A,
                            Variable Rate, 1 mo. LIBOR +.17%, 5.76%, due
                            8/15/07                                                  5,012,500
USD      10,000,000      First North American National Bank 97-2 Class A,
                            Variable Rate, 1 mo. LIBOR +.21%, 5.84%, due
                            3/15/06                                                 10,004,000
USD      10,000,000      First USA Credit Card Master Trust 97-2 Class A,
                            Variable Rate, 1 mo LIBOR + .13%, 5.76%, due
                            1/17/07                                                  9,987,500
USD      10,000,000      Keycorp Student Loan Trust 95-A Class B,
                            Variable Rate, 1 mo. LIBOR + .75%, 6.38%, due
                            10/27/21                                                10,000,000
USD       5,034,531      Keystone Auto Grantor Trust Series 1996-A Class A,
                            144A, 6.60%, due 12/15/02                                5,115,084
USD      11,000,000      Navistar Financial Dealer Note Master Trust 97-1
                            Class A,
                            Variable Rate, 1 mo. LIBOR + .15%, 5.81%,
                            due 8/25/03                                             11,003,300

USD       3,300,000      Northstar CBO Series 97-2 Class A2, 6.62%, due
                            7/15/09                                                  3,616,077
USD       8,000,000      PARMA Food Corp BV,
                            Variable Rate, 3 mo. LIBOR + .25%, 6.16%, due
                            12/20/00                                                 8,024,000
USD       5,000,000      Premier Auto Trust 95-1 Certificates, 8.10%, due
                            3/04/01                                                  5,072,656
USD       2,495,824      Resolution Trust Corp 94-C1 Class A1,
                            Variable Rate, 1 mo. LIBOR + .45%, 6.14%, due
                            6/25/26                                                  2,499,724
USD      10,000,000      Rhyno CBO Series 97-1 Class A-2, 144A,
                            Variable Rate, Step Up, 0.00% due 9/15/09               10,645,313
USD      16,276,671      Signet Student Loan Trust Series 96-A Class A-1,
                            Variable Rate, 1 mo. LIBOR + .09%, 5.72%, due
                            1/25/05                                                 16,271,585


2              See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998



         Par Value       Description                                               Value ($)
----------------------------------------------------------------------------------------------
                         Asset Backed Securities -- continued
USD       2,620,000      SMS Student Loan Trust 94-B Certificates,
                            Variable Rate, 1 mo. LIBOR + .75%, 6.38%, due
                            10/25/23                                                 2,620,000
                                                                                 -------------
                                                                                   215,114,138
                                                                                 -------------
                         Structured Notes -- 6.0%
USD       2,900,000      Federal Home Loan Bank,
                            Variable Rate, (10.00% - 6 mo. LIBOR), 4.16%, due
                            3/03/98                                                  2,891,300
USD      20,000,000      Student Loan Marketing Association Series 95-1 Class
                            A2, Variable Rate, 3 mo. U.S. Treasury Bill + .75%,
                            6.03%, due 10/25/07                                     19,920,000
                                                                                 -------------
                                                                                    22,811,300
                                                                                 -------------
                         U.S. Government -- 11.9%
USD       8,057,920      U.S. Treasury Inflation Indexed Note, 3.63%, due
                            7/15/02/(a)/                                             8,015,108
USD       5,090,850      U.S. Treasury Inflation Indexed Note, 3.38%, due
                            1/15/07                                                  4,966,761
USD      31,600,000      U.S. Treasury Note, 6.38%, due 8/15/02                     32,547,998
                                                                                 -------------
                                                                                    45,529,867
                                                                                 -------------
                         U.S. Government Agency -- 8.8%
USD       5,000,000      Agency for International Development Floater
                            (Support of C.A.B.E.I.),
                            Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                            5.64%, due 10/01/12                                      4,982,031
USD       8,333,333      Agency for International Development Floater
                            (Support of India),
                            Variable Rate, 3 mo. U.S. Treasury Bill + .45%,
                            5.63%, due 2/01/99                                       8,321,615
USD      20,000,000      Federal National Mortgage Association, 6.49%, due
                            1/19/06                                                 20,070,000
                                                                                 -------------
                                                                                    33,373,646
                                                                                 -------------
                         Total United States                                       316,828,951
                                                                                 -------------
                         TOTAL DEBT OBLIGATIONS  (COST $369,205,999)               371,486,070
                                                                                 -------------

    Principal Amount
-----------------------
                         CALL OPTIONS PURCHASED -- 1.1%

                         Cross Currency Options -- 0.1%
DEM     140,500,000      DEM Call/BEF Put, Expires 7/8/98, Strike 20.6                 162,580
DEM      64,000,000      DEM Call/ITL Put, Expires 9/22/98, Strike 993                 260,965
                                                                                 -------------
                                                                                       423,545
                                                                                 -------------


             See accompanying notes to the financial statements.               3

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998

      Principal Amount   Description                                               Value ($)
--------------------------------------------------------------------------------------------------
                         Options on Bonds -- 0.2%
SEK      143,000,000     Sweden Government Bond, Expires 4/30/98, Strike
                         100.677                                                       550,110
                                                                                 -------------
                         Options on Currency -- 0.8%
USD      57,100,000      German Mark, Expires 9/17/98, Strike 1.725                  2,974,910
USD      65,000,000      Japanese Yen, Expires 6/15/98, Strike 140                     110,500
                                                                                 -------------
                                                                                     3,085,410
                                                                                 -------------
                         Options on Futures -- 0.0%
USD         500,000      Eurodollar, Expires 3/16/98, Strike 94.25                      40,000
                                                                                 -------------
                         TOTAL CALL OPTIONS PURCHASED
                         (COST $4,306,764)                                           4,099,065
                                                                                 -------------
                         PUT OPTIONS PURCHASED -- 0.3%

                         Cross Currency Options -- 0.1%
DEM      64,000,000      DEM Put/ITL Call, Expires 9/22/98, Strike 993                 162,221
                                                                                 -------------
                         Options on Currency -- 0.2%
USD      57,100,000      German Mark, Expires 9/17/98, Strike 1.725                    799,400
                                                                                 -------------
                         Options on Futures -- 0.0%
USD         500,000      Eurodollar, Expires 3/16/98, Strike 94.00                       2,500
                                                                                 -------------
                         TOTAL PUT OPTIONS PURCHASED
                         (COST $2,556,172)                                             964,121
                                                                                 -------------
    Par Value/Shares
----------------------
                         SHORT-TERM INVESTMENTS -- 7.0%

                         Cash Equivalents -- 4.4%
USD      12,430,145      BankBoston Eurodollar Time Deposit, 5.7875% due
                         3/2/98/(b)/                                                12,430,145
          4,549,855      Merrimac Cash Fund Premium Class/(b)/                       4,549,855
                                                                                 -------------
                                                                                    16,980,000
                                                                                 -------------
                         Commercial Paper -- 2.5%
USD       9,500,000      GE Capital Corp, 5.68% due 3/02/98                          9,500,000
                                                                                 -------------



4              See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998


         Par Value       Description                                               Value ($)
--------------------------------------------------------------------------------------------------
                         Repurchase Agreement -- 0.1%
USD         302,122      Salomon Smith Barney Inc. Repurchase Agreement,
                         dated 2/27/98, due 3/2/98, with a maturity value of
                         $302,250 and an effective yield of 5.07%,
                         collateralized by a U.S. Treasury Obligation with a
                         rate of 8.125%, with a maturity date of 8/15/21 and
                         with a market value of $308,164.                             302,122
                                                                                -------------
                         TOTAL SHORT-TERM INVESTMENTS
                         (COST $26,782,122)                                        26,782,122
                                                                                -------------
                         TOTAL INVESTMENTS -- 106.0%
                         (Cost $402,851,057)                                      403,331,378

                         Other Assets and Liabilities (net) -- (6.0)%             (22,726,797)
                                                                                -------------

                         TOTAL NET ASSETS -- 100%                               $ 380,604,581
                                                                                =============

                         Notes to the Schedule of Investments:

                         EMTN -- Euromarket Medium Term Note

                         144A -- Securities exempt from registration under Rule
                            144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                         Variable rates -- The rates shown on variable rate
                            notes are the current interest rates at February 28, 1998, which are subject to change based on the terms of the security, including varying reset dates.


              See accompanying notes to the financial statements.              5

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)
Schedule of Investments -- (Continued)
(showing percentage of total net assets)
February 28, 1998




                         Notes to the Schedule of Investments -- (continued)

                         Currency Abbreviations
                         AUD - Australian Dollar
                         BEF - Belgian Franc
                         CAD - Canadian Dollar
                         CHF - Swiss Franc
                         DEM - German Mark
                         DKK - Danish Krone
                         ECU - European Currency Unit
                         ESP - Spanish Peseta
                         FRF - French Franc
                         GBP - British Pound
                         ITL - Italian Lira
                         JPY - Japanese Yen
                         NLG - Netherlands Guilder
                         NZD - New Zealand Dollar
                         SEK - Swedish Krona
                         USD - United States Dollar

                  /(a)/ All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
                  /(b)/ Represents investments of security lending collateral
                        (Note 1).


6              See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------


Assets:
   Investments, at value (cost $402,851,057) (Note 1)               $403,331,378
   Interest receivable                                                 2,882,964
   Receivable for open swap contracts (Notes 1 and 6)                    431,038
   Receivable for variation margin on open futures
    contracts (Notes 1 and 6)                                            325,382
   Receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                          1,945,111
   Receivable for expenses waived or borne by Manager (Note 2)            78,300
                                                                    ------------

       Total assets                                                  408,994,173
                                                                    ------------

Liabilities:
   Payable for investments purchased                                   3,099,114
   Payable upon return of securities loaned (Note 1)                  16,980,000
   Written options outstanding, at value (premiums $6,810,350)
    (Notes 1 and 6)                                                    6,453,530
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                    1,607,423
   Payable to affiliate for (Note 2):
      Management fee                                                     117,156
      Shareholder service fee                                             42,446
   Accrued expenses                                                       89,923
                                                                    ------------

       Total liabilities                                              28,389,592
                                                                    ------------

Net assets                                                          $380,604,581
                                                                    ============

Net assets consist of:
   Paid-in capital                                                  $375,106,837
   Accumulated undistributed net investment income                     1,144,792
   Accumulated undistributed net realized gain                         3,450,365
   Net unrealized appreciation                                           902,587
                                                                    ------------
                                                                    $380,604,581
                                                                    ============

Net assets attributable to:
   Class III shares                                                 $380,604,581
                                                                    ============

Shares outstanding:
   Class III                                                          37,541,918
                                                                    ============

Net asset value per share:
   Class III                                                        $      10.14
                                                                    ============


                  See accompanying notes to the financial statements.          7

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Statement of Operations --
   Period from July 29, 1997 (commencement of operations) to February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
   Interest (including securities lending income
    of $8,378)                                                      $13,470,922
                                                                    -----------

       Total income                                                  13,470,922
                                                                    -----------

Expenses:
   Management fee (Note 2)                                              865,631
   Custodian and transfer agent fees                                    126,786
   Audit fees                                                            42,541
   Legal fees                                                             3,313
   Trustees fees (Note 2)                                                 1,847
   Registration fees                                                        690
   Miscellaneous                                                          1,609
   Fees waived or borne by Manager (Note 2)                            (609,605)
                                                                    -----------
                                                                        432,812
   Shareholder service fee (Note 2)
       Class III                                                        323,124
                                                                    -----------
       Net expenses                                                     755,936
                                                                    -----------

          Net investment income                                      12,714,986
                                                                    -----------

Realized and unrealized gain (loss):
    Net realized gain (loss) on:
       Investments                                                      797,753
       Closed futures contracts                                       1,476,027
       Closed swap contracts                                            769,882
       Written options                                                  439,267
       Foreign currency, forward contracts and foreign
        currency related transactions                                (1,660,755)
                                                                    -----------

          Net realized gain                                           1,822,174
                                                                    -----------

   Change in net unrealized appreciation (depreciation) on:
       Investments                                                      480,321
       Open futures contracts                                          (708,914)
       Open swap contracts                                              431,038
       Written options                                                  356,820
       Foreign currency, forward contracts and foreign
        currency related transactions                                   343,322
                                                                    -----------

          Net unrealized gain                                           902,587
                                                                    -----------

       Net realized and unrealized gain                               2,724,761
                                                                    -----------

Net increase in net assets resulting from operations                $15,439,747
                                                                    ===========


8              See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Period from July 29, 1997
                                                    (commencement of operations)
                                                       to February 28, 1998
                                                    --------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                                   $12,714,986
   Net realized gain                                         1,822,174
   Change in net unrealized appreciation
    (depreciation)                                             902,587
                                                           -----------

   Net increase in net assets resulting from
    operations                                              15,439,747
                                                           -----------

Distributions to shareholders from:
   Net investment income
       Class III                                            (7,602,708)
                                                           -----------
   Net realized gains
       Class III                                            (2,339,295)
                                                           -----------

                                                            (9,942,003)
                                                           -----------
   Net share transactions: (Note 5)
       Class III                                           375,106,837
                                                           -----------

      Total increase in net assets                         380,604,581

Net assets:
   Beginning of period                                              --
                                                           -----------


   End of period (including accumulated
    undistributed net investment
    income of $1,144,792)                                 $380,604,581
                                                          ============



               See accompanying notes to the financial statements.             9

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------


                                                    Period from July 29, 1997
                                                    (commencement of operations)
                                                      to February 28, 1998
                                                    --------------------------
Net asset value, beginning of period                        $  10.00
                                                            --------

Income from investment operations:
   Net investment income                                        0.35+
   Net realized and unrealized gain                             0.06
                                                            --------

      Total from investment operations                          0.41
                                                            --------

Less distributions to shareholders:
   From net investment income                                  (0.21)
   From net realized gains                                     (0.06)
                                                            --------

      Total distributions                                      (0.27)
                                                            --------
Net asset value, end of period                              $  10.14
                                                            ========

Total Return /(a)/                                              4.15%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                        $380,605
   Net expenses to average daily net assets                     0.35%*
   Net investment income to average daily net assets            5.88%*
   Portfolio turnover rate                                        27%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amount:                                     $   0.02


+     Computed using average shares outstanding throughout the period.
/(a)/ Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
*     Annualized.



10             See accompanying notes to the financial statements.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------


1.   Significant accounting policies

     GMO U.S. Bond/Global Alpha B Fund (the "Fund"), which commenced operations on July 29, 1997, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks a high total return primarily through investing in investment-grade bonds.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II, and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Effective January 9, 1998, Class I and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied by another source) because the Manager has other reasons to suspect that a price supplied may not be reliable.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1998, the total value of these securities represented 10% of net assets. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.


     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.


     Futures contracts
     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 1998.


     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1998.


     Options
     The Fund may write call and put options on securities or currencies it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for a summary of open written option contracts as of February 28, 1998.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate and total return swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1998.


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.


     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1998, the Fund loaned securities having a market value of $16,522,638, collateralized by cash in the amount of $16,980,000, which was invested in short-term instruments.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.


     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

           Accumulated         Accumulated Undistributed
         Undistributed Net            Net Realized
        Investment Income              Gain                   Paid-in Capital
       ----------------------- ------------------------ ------------------------
           $(3,967,486)              $3,967,486                     --


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.


     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of the securities adjusted for inflation is recorded as income.


     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .15% of the amount invested. The premium may be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold", as summarized in Note 5. For the period ended February 28, 1998, the Fund received $191,161 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.


     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.


2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .20% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1998 was $1,847. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


3.   Purchases and sales of securities

     For the period ended February 28, 1998, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                  Purchases            Proceeds
                                                              ----------------     ----------------
          U.S. Government securities                        $    139,068,275      $   29,487,109
          Investments (non-U.S. Government securities)           340,549,352          66,799,430


     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:


                                Gross Unrealized        Gross Unrealized        Net Unrealized
         Aggregate Cost           Appreciation            Depreciation           Appreciation
      ---------------------  ----------------------- -----------------------  --------------------
          $402,858,668             $4,430,095              $3,957,385              $472,710


4.   Principal shareholder

     At February 28, 1998, 99.9% of the outstanding shares of the Fund were held by one shareholder.


5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including purchase premiums received by the Fund, were as follows:


                                                  Period from July 29, 1997
                                                (commencement of operations)
          Class III:                                to February 28, 1998
                                              --------------------------------
                                                  Shares          Amount
                                              --------------- ----------------
        Shares sold                             37,287,695   $    372,664,834
        Shares issued to shareholders
          in reinvestment of
          distributions                            990,239          9,942,003
        Shares repurchased                        (736,016)        (7,500,000)
                                              --------------- ----------------
        Net increase                            37,541,918   $    375,106,837
                                              =============== ================

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1998 is as follows:


     Forward currency contracts


                                                                             Net Unrealized
      Settlement                      Units of Currency                       Appreciation
         Date      Deliver/Receive                            Value          (Depreciation)
     ------------- -----------------  ----------------- ------------------ ------------------
         Buys

       5/07/98           AUD                  2,500,000    $     1,705,558 $           23,433
       3/27/98           CAD                 94,100,000         66,163,292            766,264
       4/09/98           DEM                 94,300,000         52,091,909           (241,986)
       4/17/98           GBP                  7,800,000         12,809,563             15,098
       3/20/98           ITL             33,474,700,000         19,177,260           (476,011)
       4/03/98           JPY              4,960,000,000         39,464,157             75,317
                                                                            -----------------
                                                                           $          162,115
                                                                            ==================
        Sales

       5/07/98           AUD                  1,900,000    $     1,296,224 $         (26,188)
       3/27/98           CAD                 62,200,000         43,733,866          (242,222)
       3/20/98           DEM                 34,000,000         18,759,087           418,171
       4/09/98           DEM                 56,300,000         31,100,470           (65,312)
       4/17/98           GBP                 12,500,000         20,528,147           (32,736)
       4/03/98           JPY              7,550,000,000         60,071,450          (162,531)
       3/12/98           NZD                 11,700,000          6,856,633           100,304
                                                                            ------------------
                                                                           $         (10,514)
                                                                            ==================

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Forward cross currency contracts

                                                                               Net Unrealized
       Settlement                                                               Appreciation
          Date       Deliver/Units of Currency    Receive/In Exchange For      (Depreciation)
      ------------- ---------------------------  -------------------------- ---------------------
        7/10/98        BEF        1,246,491,450    DEM           60,300,000 $            (36,419)
        5/14/98        CHF           10,855,904    DEM           13,500,000                 1,103
        7/10/98        DEM            5,600,000    BEF          115,507,952               (3,407)
        4/24/98        DEM           22,200,000    ESP        1,886,001,000               (9,229)
        4/23/98        DEM            9,485,600    GBP            3,200,000                 9,225
        3/20/98        DEM            8,800,000    ITL        8,675,000,000               (8,848)
        3/06/98        DEM           55,400,000    SEK          243,627,034             (104,112)
        4/30/98        DEM          266,331,800    ECU          135,400,000               465,460
        3/23/98        DKK          161,984,500    DEM           42,500,000                10,136
        5/22/98        FRF          261,449,760    DEM           78,000,000                46,821
        3/20/98        ITL        2,562,170,000    DEM            2,600,000                 3,116
        3/05/98        NLG           25,129,870    DEM           22,300,000                10,663
        3/06/98        SEK          271,281,334    DEM           61,400,000              (43,108)
        4/30/98        ECU           74,700,000    DEM          147,118,376             (155,314)
                                                                              -------------------
                                                                             $            186,087
                                                                              ===================

     Futures contracts


                                                                                  Net Unrealized
       Number of                                    Expiration         Contract    Appreciation
       Contracts                Type                   Date             Value      (Depreciation)
      ----------- --------------------------------- ------------   -------------- ----------------
         Buys

          59      Australian Government Bond 10 yr    March 1998   $    5,823,314 $         51,673
          5       Canadian Government Bond             June 1998          437,500             (72)
          49      German Government Bond               June 1998        7,222,559         (12,624)
          59      MATIF FRF Bond                       June 1998        5,007,825         (11,467)
          447     U.S. Treasury Note 5 yr.             June 1998       48,750,938        (376,570)
          138     U.S. Treasury Note 10 yr.           March 1998       15,550,875          168,509
          115     U.S. Treasury Note 10 yr.            June 1998       12,951,875           10,627
          182     U.S. Treasury Bond 30 yr.           March 1998       21,982,187          308,320
          141     U.S. Treasury Bond 30 yr.            June 1998       16,986,094        (153,706)
                                                                                   ---------------
                                                                                  $       (15,310)
                                                                                   ===============

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Futures contracts -- continued


          Sales
          88      MSE 3mo. Bankers Acceptance         March 1998   $   14,688,308 $       (61,860)
          104     Italian Government Bond 10 yr.       June 1998       13,729,895            (305)
          57      Japanese Government Bond 10 yr.      June 1998       58,376,158        (136,289)
          67      Spanish Government Bond 10 yr.      March 1998        4,730,870        (173,155)
          50      Spanish Government Bond 10 yr.       June 1998        3,516,865            8,662
          105     Swiss Government Bond               March 1998        8,957,482        (508,374)
          71      Swiss Government Bond                June 1998        6,075,831           42,450
          136     U.K Gilt                             June 1998       11,962,419          135,267
                                                                                   ---------------
                                                                                  $      (693,604)
                                                                                   ===============


     At February 28, 1998, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.


     Written option transactions

                                              Puts                                 Calls

                              Principal Amount                     Principal Amount
                                of Contracts                         of Contracts
                              (000's omitted)     Premiums         (000's omitted)     Premiums
                             -----------------  ---------------   ----------------- ---------------
     Outstanding, beginning
          of period                 --         $      --                 --         $      --

     Options written             146,800          3,372,860           222,800          3,876,757
     Options exercised              --                --             (141,000)          (359,550)
     Options expired                --                --                 --              (79,717)
                             -----------------  ---------------   ----------------- ---------------
     Outstanding, end
              of period          146,800       $  3,372,860            81,800      $  3,437,490
                             =================  ===============   ================= ===============

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Summary of written options outstanding


                            Principal Amount                      Expiration
                              of Contracts     Exercise Price        Date              Value
                             (000's omitted)
                            ------------------ --------------- ------------------ ----------------
     Calls
     Canadian Dollar             24,700           1.4294 CAD       05/08/98      $     175,370
     Japanese Yen                57,100           113.65 JPY       09/17/98          4,756,430

     Puts
     Canadian Dollar             24,700           1.4294 CAD       05/08/98            279,110
     Japanese Yen                65,000           117.18 JPY       06/15/98            546,000
     Japanese Yen                57,100           113.65 JPY       09/17/98            696,620
                                                                                  ----------------
                                                                                 $   6,453,530
                                                                                  ================

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Notes to Financial Statements-- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Swap agreements


                                                                                          Net
                         Expiration                                                    Unrealized
      Notional Amount       Date                      Description                     Appreciation
     ------------------- ----------- ---------------------------------------------  ---------------
       USD 70,000,000     11/11/98   Agreement with Morgan Guaranty Trust Company   $         2,947
                                     dated 11/07/97 to receive (pay) the notional
                                     amount multiplied by the return on the Lehman
                                     Aggregate Index and to pay the notional
                                     amount multiplied by 3 month LIBOR adjusted
                                     by a specified spread. +

       USD 50,000,000     11/30/98   Agreement with Morgan Guaranty Trust Company           428,091
                                     dated 12/05/97 to receive (pay) the notional
                                     amount multiplied by the return on the Lehman
                                     Aggregate Index and to pay the notional
                                     amount multiplied by 3 month LIBOR adjusted
                                     by a specified spread. +

                                                                                     --------------
                                                        Net unrealized appreciation $       431,038
                                                                                     ==============



     See Notes to the Schedule of Investments for definitions of currency abbreviations.
     + This swap agreement is valued by management (Note 1).

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 23.53% of distributions as net capital gain dividends.

GMO U.S. Bond/Global Alpha B Fund
(A Series of GMO Trust)


--------------------------------------------------------------------------------


Portfolio Managers

     Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.


Management Discussion and Analysis of Fund Performance

     The Class III shares of the U.S. Bond/Global Alpha B Fund returned 4.2% for the period from the Fund's inception on July 29, 1997 through the fiscal year ended February 28, 1998, compared to 5.2% for the Lehman Brothers Aggregate Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in foreign and domestic fixed income instruments throughout the period. Although the Fund is benchmarked against a domestic bond index, the value added is derived from global bond and currency strategies.

     The fund underperformed its benchmark by 1.0%. During the seven months of the fiscal year, beginning with the fund's inception, bond market selection was negative, but currency selection was mixed. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly when measured in U.S. dollar terms. Exceptions to this occurred in Italy and the U.K. whose bond markets had strong U.S. dollar returns. Good returns were shown as well in Australia, Sweden and the U.K. The Canadian dollar was the only currency that produced a positive return versus the U.S. dollar for the year ended February 28, 1998. Value was added during the year by overweighting the Italian lira and the ECU. These contributions to performance were offset by losses due to overweighting German and Swedish bonds, as well as the Italian lira and Canadian dollar.


Outlook

     The Fund is structured to benefit from outperformance in the Australian, Danish, French, German and Swedish bond markets. We expect underperformance from the Italian, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the Canadian dollar, Deutsche mark, Italian lira, Spanish peseta and U.K. pound. The Belgian franc, Danish krone, French franc, Japanese yen and U.S. dollar are expected to underperform.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in GMO U.S. Bond/Global Alpah B Fund Class III Shares and the Lehman Brothers
                                   Aggregate
                                  Bond Index
                            As of February 28, 1998

     ---------------------------
     Average Annual Total Return
     ---------------------------
                       Since
                     Inception
        1 Year        7/29/97
     ---------------------------
Class
 III     n/a           4.0%
     ---------------------------

                           [LINE GRAPH APPEARS HERE]


                             GMO U.S. Bond/           Lehman Brothers
 Date                        Global Alpha B         Aggregate Bond Index
-------                      --------------         --------------------
7/29/97                           $9,985                   $10,000
2/28/98                          $10,520                   $10,399

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO World Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 1998

      Report of Independent Accountants

      To the Trustees of GMO Trust and the Shareholders of GMO World Equity Allocation Fund (A Series of GMO Trust)


      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Equity Allocation Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



      Price Waterhouse LLP
      Boston, Massachusetts
      April 23, 1998

GMO World Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1998


   Par Value
     ($)/                                                                             Value
    Shares        Description                                                          ($)
--------------------------------------------------------------------------------------------------
                  MUTUAL FUNDS -- 100.0%
    355,758       GMO Core Fund (Class III Shares)                                  7,111,593
    176,763       GMO Currency Hedged International Core Fund (Class III
                  Shares)                                                           2,107,014
    175,579       GMO Emerging Country Debt Fund (Class III Shares)                 2,043,737
    604,090       GMO Emerging Markets Fund (Class III Shares)                      5,775,101
    302,667       GMO Evolving Countries Fund (Class III Shares)                    2,605,963
     64,014       GMO Growth Fund (Class III Shares)                                  280,381
     81,383       GMO Inflation Indexed Bond Fund (Class III Shares)                  817,086
     50,591       GMO International Bond Fund (Class III Shares)                      528,681
    821,206       GMO International Core Fund (Class III Shares)                   19,051,969
    118,086       GMO International Small Companies Fund (Class III Shares)         1,443,008
    197,771       GMO REIT Fund (Class III Shares)                                  2,555,197
    167,314       GMO Small Cap Growth Fund (Class III Shares)                      2,054,613
    113,151       GMO Small Cap Value Fund (Class III Shares)                       2,068,393
     98,893       GMO U.S. Bond/Global Alpha A Fund (Class III Shares)              1,048,261
    101,780       GMO Value Fund (Class III Shares)                                 1,458,506
                                                                                  -------------

                  TOTAL MUTUAL FUNDS  (COST $52,569,517)                           50,949,503
                                                                                  -------------

                  SHORT-TERM INVESTMENT -- 0.0%

                  Repurchase Agreement -- 0.0%
   $ 15,247       Salomon Smith Barney Inc. Repurchase Agreement, dated
                  2/27/98, due 3/2/98, with a maturity value of $15,254 and an effective yield of 5.07%, collateralized by a U.S. Treasury
                  Obligation with a rate of 8.875%, with a maturity date of            15,247
                  8/15/17 and with a market value of $15,552.                     -------------


                  TOTAL SHORT-TERM INVESTMENT  (COST  $15,247)                         15,247
                                                                                  -------------

                  TOTAL INVESTMENTS -- 100.0%
                  (Cost $52,584,764)                                               50,964,750

                  Other Assets and Liabilities (net) -- 0.0%                          (13,095)
                                                                                  -------------

                  TOTAL NET ASSETS -- 100%                                        $50,951,655
                                                                                  =============

              See accompanying notes to the financial statements.              1

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 1998
--------------------------------------------------------------------------------


Assets:
   Investments, at value (cost $52,584,764) (Note 1)                                $50,964,750
   Receivable for expenses waived or borne by Manager (Note 2)                            5,079
                                                                                    ------------

       Total assets                                                                  50,969,829
                                                                                    ------------

Liabilities:
   Accrued expenses                                                                      18,174
                                                                                    ------------

Net assets                                                                          $50,951,655
                                                                                    ============

Net assets consist of:
   Paid-in capital                                                                  $50,308,786
   Accumulated undistributed net realized gain                                        2,262,883
   Net unrealized depreciation                                                       (1,620,014)
                                                                                    ------------
                                                                                    $50,951,655
                                                                                    ============

Net assets attributable to:
   Class III shares                                                                 $50,951,655
                                                                                    ============

Shares outstanding:
   Class III                                                                          4,904,301
                                                                                    ============

Net asset value per share:
   Class III                                                                        $     10.39
                                                                                    ============

2             See accompanying notes to the financial statements.

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations -- Year Ended February 28, 1998
--------------------------------------------------------------------------------


Investment Income:
   Dividends from investment company shares                                          $1,345,199
   Interest                                                                                 603
                                                                                     -----------

       Total income                                                                   1,345,802
                                                                                     -----------

Expenses:
   Custodian and transfer agent fees                                                     24,661
   Audit fees                                                                            15,380
   Registration fees                                                                     11,856
   Legal fees                                                                             1,389
   Trustees fees (Note 2)                                                                   452
   Miscellaneous                                                                            284
   Fees waived or borne by Manager (Note 2)                                             (54,022)
                                                                                     -----------
                                                                                             --
   Shareholder service fee (Note 2)
       Class I                                                                           11,172
                                                                                     -----------
       Net expenses                                                                      11,172
                                                                                     -----------

          Net investment income                                                       1,334,630
                                                                                     -----------

Realized and unrealized gain (loss):
   Net realized gain (loss) on:
       Investments                                                                      395,076
       Realized gain distributions from investment company shares                     7,238,083
                                                                                     -----------

          Net realized gain                                                           7,633,159
                                                                                     -----------

   Change in net unrealized appreciation (depreciation) on investments               (2,989,836)
                                                                                     -----------

       Net realized and unrealized gain                                               4,643,323
                                                                                     -----------

Net increase in net assets resulting from operations                                 $5,977,953
                                                                                     ===========

              See accompanying notes to the financial statements.              3

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                    Year Ended      Period from June 28, 1996
                                                   February 28,    (commencement of operations)
                                                       1998           to February 28, 1997
                                                  ---------------- ---------------------------
Increase (decrease) in net assets:
Operations:
   Net investment income                             $1,334,630            $  159,870
   Net realized gain                                  7,633,159               634,574
   Change in net unrealized appreciation
      (depreciation)                                 (2,989,836)            1,369,822
                                                     -----------           -----------

   Net increase in net assets resulting from
      operations                                      5,977,953             2,164,266
                                                     -----------           -----------
Distributions to shareholders from:
   Net investment income
       Class I                                         (239,456)              (95,107)
       Class III                                     (1,095,174)              (64,763)
                                                     -----------           -----------
       Total distributions from net
          investment income                          (1,334,630)             (159,870)
                                                     -----------           -----------
   In excess of net investment income
       Class I                                             (318)                 (702)
       Class III                                         (1,455)                 (478)
                                                     -----------           -----------
       Total distributions in excess of net
          investment income                              (1,773)               (1,180)
                                                     -----------           -----------
   Net realized gains
       Class I                                       (1,057,705)             (157,650)
       Class III                                     (4,579,052)             (104,501)
                                                     -----------           -----------
       Total distributions from net realized
          gains                                      (5,636,757)             (262,151)
                                                     -----------           -----------

                                                     (6,973,160)             (423,201)
                                                     -----------           -----------
   Net share transactions: (Note 5)
       Class I                                       (8,356,794)            9,038,695
       Class II                                              --               (24,488)
       Class III                                     14,133,364            35,415,020
                                                     -----------           -----------
   Increase in net assets resulting from net
      share transactions                              5,776,570            44,429,227
                                                     -----------           -----------

      Total increase in net assets                    4,781,363            46,170,292

Net assets:
   Beginning of period                               46,170,292                    --
                                                     -----------           -----------

   End of period (including accumulated
      undistributed net investment income of         $50,951,655           $46,170,292
      $0 and $0, respectively)                       ===========           ===========

4             See accompanying notes to the financial statements.

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                      Period from
                                                     March 1, 1997    Period from June 28, 1996
                                                     to January 9,    (commencement of operations)
                                                         1998           to February 28, 1997
                                                    ----------------  --------------------------
Net asset value, beginning of period                     $10.52                $10.00
                                                         -------               -------


Income from investment operations:
   Net investment income/(b)/                              0.28+                 0.09
   Net realized and unrealized gain                        0.02                  0.72
                                                         -------               -------

      Total from investment operations                     0.30                  0.81
                                                         -------               -------


Less distributions to shareholders:
   From net investment income                             (0.27)                (0.11)
   In excess of net investment income                        --/(d)/             0.00
   From net realized gains                                (1.17)                (0.18)
                                                         -------               -------

      Total distributions                                 (1.44)                (0.29)
                                                         -------               -------
Net asset value, end of period                           $ 9.38/(c)/           $10.52
                                                         =======               =======

Total Return/(a)/                                          2.41%                 8.23%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                         --                $9,424
   Net expenses to average daily net assets                0.13%*                0.16%*
   Net investment income to average daily net
      assets/(b)/                                          2.88%*                1.80%*
   Portfolio turnover rate                                   49%                   31%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                                 $ 0.01                $ 0.01

/(a)/Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
/(b)/Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. /(c)/All Class I shares of the Fund were exchanged for Class III shares on
     January 9, 1998. Amount represents ending net asset value per share on January 9, 1998.
/(d)/The per share distribution in excess of net investment income was $0.0003.
+    Computed using average shares outstanding throughout the period.
*    Annualized.

              See accompanying notes to the financial statements.              5

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)
--------------------------------------------------------------------------------


                                                                      Period from June 28, 1996
                                                                      (commencement of operations)
                                                                          October 16, 1996
                                                                      --------------------------
Net asset value, beginning of period                                           $10.00
                                                                               -------

Income from investment operations:
   Net investment income                                                         0.04/(b)/
   Net realized and unrealized gain                                              0.02
                                                                               -------

      Total from investment operations                                           0.06
                                                                               -------
Net asset value, end of period                                                 $10.06
                                                                               =======

Total Return/(a)/                                                                0.60%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                                           $   --
   Net expenses to average daily net assets                                      0.12%*
   Net investment income to average daily net
      assets                                                                     1.55%*/(b)/
   Portfolio turnover rate                                                         31%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amount:                                                        $ 0.01

/(a)/Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
/(b)/Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
*    Annualized.

6             See accompanying notes to the financial statements.

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                       Year Ended    Period from October 22, 1996
                                                      February 28,   (commencement of operations)
                                                          1998           to February 28, 1997
                                                    ---------------- ----------------------------
Net asset value, beginning of period                    $10.52                $ 10.07
                                                        -------               --------


Income from investment operations:
   Net investment income/(b)/                             0.29+                  0.11
   Net realized and unrealized gain                       1.03                   0.63
                                                        -------               --------

      Total from investment operations                    1.32                   0.74
                                                        -------               --------


Less distributions to shareholders:
   From net investment income                            (0.28)                 (0.11)
   In excess of net investment income                       --/(c)/              0.00
   From net realized gains                               (1.17)                 (0.18)
                                                        -------               --------

      Total distributions                                (1.45)                 (0.29)
                                                        -------               --------
Net asset value, end of period                          $10.39                $ 10.52
                                                        =======               ========

Total Return/(a)/                                        13.56%                  7.51%

Ratios/Supplemental Data:
   Net assets, end of period (000's)                   $50,952                $36,746
   Net expenses to average daily net assets               0.00%                  0.00%*
   Net investment income to average daily net
      assets/(b)/                                         2.65%                  0.91%*
   Portfolio turnover rate                                  49%                    31%
   Fees and expenses voluntarily waived or borne
      by the Manager consisted of the following
      per share amounts:                                $ 0.01                $  0.03

/(a)/Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
/(b)/Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. /(c)/The per share distribution in excess of net investment income was $0.0004.
+    Computed using average shares outstanding throughout the period.
*    Annualized.

              See accompanying notes to the financial statements.              7

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1998
--------------------------------------------------------------------------------


1.   Significant accounting policies

     GMO World Equity Allocation Fund (the "Fund"), which commenced operations on June 28, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the GMO World-Lite Extended Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing primarily in Class III shares of equity funds of the Trust.

     At the beginning of the fiscal year, the Fund offered three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     Effective January 9, 1998, Class I shares ceased operations and all shares were exchanged for Class III shares, and Class II shares ceased to be offered.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------


     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the classification of distribution from underlying funds.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1998. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

               Accumulated        Accumulated Undistributed
            Undistributed Net            Net Realized
            Investment Income                Gain                Paid-in Capital
           ---------------------  ---------------------------  -----------------
                  $1,773                  $(104,762)                 $102,989

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .66% of the amount invested. In the case of cash redemptions, the fee is .15% of the amount redeemed. Prior to June 30, 1997, the premium on cash purchases was .69% and the fee on cash redemptions was .09%. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. Purchase premiums are included as part of each class' "shares sold" and redemption fees are included as part of each class' "shares repurchased", respectively, as summarized in Note 5. For the year ended February 28, 1998, the Fund received $49,696 in purchase premiums and $23,227 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.   Fees and other transactions with affiliates

     The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements -- (Continued)
February 28, 1998
--------------------------------------------------------------------------------

     shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

     GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses). Prior to November 25, 1996, GMO had agreed to reimburse these expenses to the extent that the Fund's annual expenses exceeded .05% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1998 was $452. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1998, aggregated $31,697,981 and $24,330,821, respectively.

     At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                              Gross Unrealized       Gross Unrealized         Net Unrealized
         Aggregate Cost         Appreciation           Depreciation            Depreciation
       -------------------   ------------------    --------------------    --------------------
          $ 52,862,325            $ 732,093             $ 2,629,668             $ 1,897,575

4.   Principal shareholders

     At February 28, 1998, 91.7% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements--(Continued)
February 28, 1998
--------------------------------------------------------------------------------

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including a class' portion of the purchase premiums and redemption fees received by the Fund, were as follows:

                                                                                Period from June 28, 1996
                                                Period from March 1, 1997     (commencement of operations)
   Class I:                                        to January 9, 1998             to February 28, 1997
                                              ------------------------------  ------------------------------
                                                 Shares           Amount         Shares           Amount
                                              -------------    -------------  -------------    -------------
   Shares sold                                       204      $     11,513       870,993      $  8,785,236
   Shares issued to shareholders in
     reinvestment of distributions                88,972           869,785        25,095           253,459
   Shares repurchased                           (985,264)       (9,238,092)           --                --
                                              -------------    -------------  -------------    -------------
   Net increase/(decrease)                      (896,088)     $ (8,356,794)      896,088      $  9,038,695
                                              =============    =============  =============    =============

                                                                                Period from June 28, 1996
                                                                              (commencement of operations)
   Class II:                                                                       to October 16, 1996
                                                                              ------------------------------
                                                                                 Shares           Amount
                                                                              -------------    -------------
   Shares sold                                                                   412,344     $   4,123,441
   Shares issued to shareholders in
     reinvestment of distributions                                                    --                --
   Shares repurchased                                                           (412,344)       (4,147,929)
                                                                              =============    =============
   Net decrease                                                                       --      $    (24,488)
                                                                              =============    =============

                                                                              Period from October 22, 1996
                                                       Year Ended             (commencement of operations)
   Class III:                                       February 28, 1998             to February 28, 1997
                                              ------------------------------  ------------------------------
                                                 Shares           Amount         Shares           Amount
                                              -------------    -------------  -------------    -------------
   Shares sold                                  2,510,385     $  26,539,533     3,482,496     $  35,298,804
   Shares issued to shareholders in
     reinvestment of distributions                564,648         5,513,999        11,507           116,216
   Shares repurchased                          (1,664,735)      (17,920,168)           --                --
                                              =============    =============  =============    =============
   Net increase                                 1,410,298     $  14,133,364     3,494,003     $  35,415,020
                                              =============    =============  =============    =============

GMO World Equity Allocation Fund
(A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 34.27% of distributions as net capital gain dividends.

GMO World Equity Allocation Fund
(A Series of GMO Trust)

--------------------------------------------------------------------------------

Portfolio Managers

     Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than twenty years. Mr. Inker has been with the firm for six years.

Management Discussion and Analysis of Fund Performance

     The Class III shares of the GMO World Equity Allocation Fund returned 13.6% for the twelve months ended February 28, 1998. During that period the Fund's benchmark (GMO World-Lite Extended Index) returned 24.3%.

     We use GMO's long-term asset class forecasts to allocate the World Equity Allocation Fund among various GMO mutual funds. In our view, the U.S. stock market is significantly overvalued. It is notoriously difficult to call the top of a major stock market bubble like the one that exists in the U.S. today. We believe, however, that our key analysis has been correct, having done a far more complete analysis of bullish competitive data on the U.S. market and "new era" thinking than we have ever done. Our research suggests that from the market's current valuation level prospective returns for large capitalization U.S. stocks over the next 10 years will be very disappointing.

     During the fiscal year, the Fund was underweight in U.S. stocks by 19% relative to the benchmark. This allocation hurt the Fund's overall performance due to the continuing rally of U.S. equities. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small stocks, where we were 7% overweight, and real estate investment trusts (REITs), where we were 5% overweight. For the fiscal year, the allocation to REITs hurt performance, as the GMO REIT Fund underperformed the S&P 500 Index by 21%. Although small stocks as measured by the Russell 2000 underperformed the S&P 500, performance of the GMO Small Cap Growth Fund and the GMO Small Cap Value Fund was strong, providing returns comparable to that of the S&P 500. In addition, return from our holding of the GMO Core Fund exceeded that of the S&P 500 benchmark.

     Our overweight of international stocks was unsuccessful in adding value. Performance of the GMO International Core Fund lagged the benchmark as the rally in expensive multinationals continued. The GMO International Core Fund returned 11.7%, underperforming the GMO EAFE-Lite Index by 7.2%. The emerging markets as measured by the IFC Investable Index performed poorly, down 21.8%, due to the crisis in Asian economies. However, performance of the GMO Emerging Markets Fund was better at -12.9%.

     The Fund had a 7% weight in fixed income. The allocation was 3% to U.S. bonds and 4% to international bonds. While this allocation away from equities was detrimental to overall Fund performance, performance of the underlying bond funds was strong relative to their benchmarks.

     Until we see a significant correction in U.S. equities, it is likely that the Fund will maintain its bearish stance. The diversification of the Fund into fixed income and international equities should benefit performance in the current fiscal year. We also expect our U.S. portfolio to perform better this year. Small stocks are poised to outperform, and REITs should do well in the current market environment, providing more attractive yields and valuations than those available from large cap U.S. equities.

     The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

           Comparison of Change in Value of a $10,000 Investment in
           GMO World Equity Allocation Fund "WEAF" Class III Shares
                           and the MSCI World Index
                            As of February 28, 1998

           Average Annual Total Return
                                           Since
                                         Inception
Class        1 Year        5 Year         6/28/96*
III           12.6%          n/a           12.6%


                             [LINE GRAPH APPEARS HERE]

                    GMO World Equity        GMD World Lite       MSCI World
 Date               Allocation Fund         Extended Index          Index
 ----               ----------------       ----------------      -----------

6/28/96                  $9,934                 $10,000            $10,000
2/28/97                  $10,738                $11,132            $11,132
2/28/98                  $12,195                $13,456            $13,836


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower bad certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 66 bp on the purchase and 15 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

* Performance is linked to Class I shares (originating share class) and is converted to Class III shares on October 22, 1996 (commencement date of Class III shares).